As filed with the Securities and Exchange Commission on June 26, 2018
Securities Act File No. 333-224976

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
(Check appropriate box or boxes)
Pre-Effective Amendment No. 1
Post-Effective Amendment No.

NEWTEK BUSINESS SERVICES CORP.
(Exact name of Registrant as specified in charter)

1981 Marcus Avenue, Suite 130
Lake Success, NY 11042
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (212) 356-9500
Barry Sloane
Chief Executive Officer and President
Newtek Business Services Corp.
1981 Marcus Avenue, Suite 130
Lake Success, NY 11042
(Name and address of agent for service)

COPIES TO:
Steven B. Boehm
Cynthia M. Krus
Eversheds Sutherland (US) LLP
700 Sixth Street NW, Suite 700
Washington, DC 20001
(202) 383-0100
Fax: (202) 637-3593

Approximate date of proposed public offering:   From time to time after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒
It is proposed that this filing will become effective (check appropriate box):
☒ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Security Being Registered	Amount Being Registered	Proposed Maximum Offer Price Per Note	Proposed Maximum Aggregate Offer Price(1)	Amount of Registration Fee(1)(7)
Common Stock, $0.02 par value per share(2)(3)
Preferred Stock, $0.02 par value per share(2)
Subscription Rights(2)
Warrants(4)
Debt Securities(5)
Total			$300,000,000(6)	$14,800

(1)
Estimated pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, as amended (the “Securities Act”) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by Newtek Business Services Corp. (the “Registrant”) in connection with the sale of the securities registered under this Registration Statement.

(2)
Subject to note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or subscription rights to purchase shares of the Registrant’s common stock as may be sold, from time to time.

(3)
Includes such indeterminate number of shares of the Registrant’s common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)
Subject to note 6 below, there is being registered hereunder an indeterminate number of the Registrant’s warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of the Registrant.

(5)
Subject to note 6 below, there is being registered hereunder an indeterminate number of debt securities of the Registrant as may be sold, from time to time. If any debt securities of the Registrant are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $300,000,000.

(6)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $300,000,000.

(7)
Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED June 26, 2018
PRELIMINARY PROSPECTUS
Newtek Business Services Corp.
$300,000,000
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, of up to $300,000,000 of common stock, preferred stock, warrants representing rights to purchase shares of common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit. See “Risk Factors” for more information.
We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.
Newtek Business Services Corp. is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Along with its wholly owned subsidiary and controlled portfolio companies, Newtek provides a wide range of business and financial solutions under the Newtek® brand to the small- and medium-sized business market. Newtek’s products and solutions include: Business Lending including SBA 7(a) and SBA 504 lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), IT Consulting, eCommerce, Accounts Receivable and Inventory Financing, personal and commercial lines Insurance Solutions, Web Services, Data Backup, Storage and Retrieval, and Payroll and Benefits Solutions to SMB accounts nationwide across all industries.
Our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control.
Our common shares are currently traded on the Nasdaq Global Market under the symbol “NEWT.” As of June 25, 2018, the last reported closing price of our common shares on the Nasdaq Global Market was $19.92, which is a 32.36% premium to our net asset value of $15.05 as of March 31, 2018.

An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to their own risks. See “Risk Factors” beginning on page 26 to read about factors you should consider, including the risk of leverage, before investing in our securities.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.
The date of this prospectus is            , 2018.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.
i

ABOUT THIS PROSPECTUS
This prospectus and any accompanying prospectus supplement is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act, the Company may offer, from time to time, in one or more offerings, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus and any accompanying prospectus supplement provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.
Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.
ii

PROSPECTUS SUMMARY
The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption “Risk Factors” in this prospectus and any accompanying prospectus supplement and the information set forth under the caption “Available Information” in this prospectus. Throughout this prospectus, we refer to Newtek Business Services Corp., its consolidated subsidiaries and its predecessor, Newtek Business Services, Inc., as the “Company,” “we,” “us,” “our,” and “Newtek.”
Our Business
We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Additionally, we have elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, beginning with our 2015 tax year. Our investment activities are managed by our executive officers and supervised by our board of directors (the “Board”).
Our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control. From 2012 through the first quarter of 2018, we have been the largest non-bank financial institution licensed by the U.S. Small Business Administration (“SBA”) under the federal Section 7(a) loan program (“SBA 7(a) Loans”) based on dollar lending volume. We generally structure our loans so that we can both sell the government guaranteed portions of loans and securitize the unguaranteed portions. This structure generally allows us to recover our capital and earn excess capital on each loan, typically within a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital. Additionally, we and our controlled portfolio companies provide a wide range of business and financial solutions to small- and medium-sized business (“SMB”) accounts, including SBA 504 lending, electronic payment processing, managed technology solutions (cloud computing), eCommerce, accounts receivable and inventory financing, personal and commercial lines insurance solutions, web solutions, data backup, storage, retrieval and disaster recovery, and payroll and benefits solutions to SMB accounts nationwide across all industries. We support the operations of our controlled portfolio companies by providing access to our proprietary and patented technology platform, including NewTracker®, our patented prospect management software.
We define SMBs as companies having revenues of  $1.0 million to $100.0 million, and we estimate the SMB market to be over 27 million businesses in the U.S. While our primary investments include making loans and providing business solutions to the SMB market through our controlled portfolio companies, we also may make opportunistic investments in larger or smaller companies. We expect to generate returns through a combination of realized gains on the sale of the government guaranteed portions of SBA 7(a) loans, contractual interest payments on debt investments, dividends from our controlled portfolio companies, equity appreciation (through direct investment in our controlled portfolio companies), servicing income and other income. We can offer no assurance that we will achieve our investment objective.
Organizational Overview
On November 12, 2014, our predecessor, Newtek Business Services, Inc. (“Newtek NY”), merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland. On that same date, the newly combined company, Newtek Business Services Corp., elected to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). On October 22, 2014, prior to the BDC Conversion, we effectuated a 1 for 5 reverse stock split (the “Reverse Stock Split”) to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity.
The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in this prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations” in this prospectus.
Set forth below is a diagram of our current organizational structure:

(1)
Consolidated subsidiary that is part of the Company’s business finance platform, and operates as a nationally licensed SBA lender under the federal Section 7(a) program with preferred lender program status.

(2)
Consists of SBA 7(a) Loans to small businesses.

(3)
Wholly-owned portfolio company that is part of the Company’s business finance platform. Provides receivables and inventory financing, management services, and managerial assistance to SMBs and originates loans under the SBA 504 loan program.

(4)
Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software.

(5)
Wholly-owned portfolio company that provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage, backup and disaster recovery, and other related services.

(6)
Wholly-owned portfolio company that is part of the Company’s business finance platform. Provides third-party loan servicing for SBA and non-SBA loans.

(7)
Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software.

(8)
Includes: (i) Newtek Insurance Agency, LLC, a wholly-owned portfolio company which is a retail and wholesale brokerage insurance agency, licensed in all 50 states, specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance; (ii) PMTWorks Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions, a wholly-owned portfolio company which offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs; (iii) ADR Partners, LLC d/b/a banc-serv Partners, LLC, a wholly-owned portfolio company, provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing; and (iv) International Professional Marketing, Inc. (“IPM”) and Sidco, LLC d/b/a Cloud Nine Services (“SIDCO”) wholly-owned portfolio companies which consult, strategize, design, and implement technology solutions for enterprise and commercial clients across the U.S.

Business Finance Platform
SBA 7(a) Lending
Our portfolio consists of guaranteed and unguaranteed non-affiliate SBA loan investments that were made through our business finance platform, which includes Newtek Small Business Finance, LLC (“NSBF”), a nationally licensed SBA lender under the federal Section 7(a) loan program. SBA 7(a) loans are partially guaranteed by the SBA, an independent government agency that facilitates one of the nation’s largest sources of SMB financing. SBA guarantees typically range between 75% and 90% of the principal and interest due. NSBF has a dedicated Senior Lending Team that originates and services SBA 7(a) loans to qualifying SMBs. NSBF sells the guaranteed portions of its SBA 7(a) loans, typically within two weeks of origination, and retains the unguaranteed portion until accumulating sufficient loans for a securitization. NSBF’s securitization process is as follows. After accumulating sufficient loans, the loans are transferred to a special purpose vehicle (a “Trust”), which in turn issues notes against the Trust’s assets in a private placement. The Trust’s primary source of income for repaying the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans now owned by the Trust; principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. Securitization notes have an expected maturity of about five years, and the Trust is dissolved when the securitization notes are paid in full.
NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval.
NSBF maintains a diversified pool of loans by focusing on making smaller loans, approximately $1.0 million or less, that are dispersed both geographically and among industries, thereby limiting NSBF’s exposure to regional and industry-specific economic downturns. NSBF supports its lending activities with lines of credit for the unguaranteed and guaranteed portions of SBA 7(a) Loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources — Capital One Facility” for more information.
NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. NSBF assigns ratings based on numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. NSBF refreshes risk ratings as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. Refer to “Business — Ongoing Relationships with Portfolio Companies” for a description of our risk rating system.
Receivables Financing, Inventory Financing and SBA 504 Lending
The business finance platform also includes Newtek Business Credit Solutions (“NBCS”), a controlled portfolio company, which provides receivables financing, inventory financing and health care receivables financing, and management services to SMBs, which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables. In addition, NBCS funds loans through the SBA 504 loans program which provide financing for the purchases of fixed assets such as buildings, land and machinery, as well as construction of new facilities or modernizing, renovating or converting existing facilities.
Third Party Loan Servicing
Our wholly-owned portfolio company, Small Business Lending, LLC (“SBL”), engages in third-party loan servicing for SBA and non-SBA loans. An additional wholly owned portfolio company, ADR Partners, LLC d/b/a banc-serv Partners, LLC (“BSP”), provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

Controlled Portfolio Companies
In addition to our debt investments in portfolio companies, either directly or through our business finance platform, we also hold controlling interests in certain portfolio companies that, as of March 31, 2018, represented approximately 33% of our total investment portfolio. Specifically, we hold a controlling equity interest in SBL, NBCS, BSP, Universal Processing Services of Wisconsin, LLC d/b/a Newtek Merchant Solutions (“NMS” or “UPSW”), Premier Payments LLC d/b/a Newtek Payment Solutions (“Premier”), Newtek Technology Solutions, Inc. (“NTS”), PMTWorks Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions (“NPS”), Newtek Insurance Agency, LLC (“NIA”), IPM, SIDCO and United Capital Source, LLC (“UCS”). We refer to these entities (among others), collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our business finance platform.
Neither the controlled portfolio companies nor their operating revenues are consolidated in our financial reporting. The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in determining the fair value of our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain of our controlled portfolio companies for which there is not a readily available market value. Specifically, the Board has directed the Company to engage independent valuation firms to assist in the valuing of certain portfolio investments without a readily available market quotation at least once during a trailing twelve month period under a valuation policy and consistently applied valuation process. See “Critical Accounting and Estimates — Fair Value Measurement.”
Certified Capital Companies (Capcos)
Certified capital companies, or “Capcos,” are companies that Newtek created pursuant to state-sponsored programs, which are designed to encourage investment in small and new businesses and to create economic activity and jobs in designated geographic areas. See “Business — Organizational Overview — Certified Capital Companies (Capcos).”
Historically, our Capcos invested in SMBs and generated interest income, investment returns, non-cash income from tax credits, and non-cash expenses (i.e., interest, insurance, and cash management fees and expenses). We have de-emphasized our Capco business in favor of growing our controlled portfolio companies and do not anticipate creating any new Capcos. We continue to invest in and lend to SMBs through our existing Capcos and intend to meet the goals of the Capco programs.
As the Capcos reach 100% investment we will seek to de-certify them as Capcos and liquidate their remaining assets, which will reduce their operational costs (particularly compliance costs). Eight of our original sixteen Capcos have reached this stage. See “Risk Factors — Risks Relating to Our Capco Business.”
Newtek Branding
We use an integrated multi-channel marketing approach featuring direct, indirect and outbound solicitation efforts. We continue to utilize and grow our primary marketing channel of strategic alliance partners as well as a direct marketing strategy to SMB customers through our “go to market” brand, Your Business Solutions Company®. Through a television advertising campaign built around this brand, and our web presence, www.newtekone.com, we believe we are establishing ourselves as a preferred “go-to” provider for SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present the Company as the authority on small businesses.

We market indirectly through referrals from our strategic alliance partners, which include banks, insurance companies, credit unions, and other affinity groups, using our patented NewTracker® referral system, as well as direct referrals from our web presence, www.newtekone.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment. The NewTracker® referral system provides for security and transparency between referring parties, and allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.
We obtain referrals from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs, which include traditional information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. We also market our electronic payment processing services through independent sales agents, and web technology and eCommerce services through internet-based marketing and third-party resellers.
Senior Lending Team and Executive Committee
The key members of our Senior Lending Team, most of which have worked together for more than ten years, each have over 25 years of experience in finance-related fields. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.
Our executive officers include Barry Sloane, Peter Downs, Jennifer C. Eddelson and Michael A. Schwartz (our “Executive Committee”), which manage the Company, under the supervision of our Board. While our portfolio companies are independently managed, our Executive Committee oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the Executive Committee will also have primary responsibility for identifying, screening, reviewing, and completing such investments, subject to Board approval. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis, if such opportunities arise. Messrs. Sloane and Downs have been involved together in the structuring and management of equity investments for the past fifteen years.
Market Opportunity
We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to shareholders.
The SMB market represents a large, underserved market.   We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, from 2012 through the first quarter of 2018, NSBF has been the largest non-bank originator of SBA 7(a) loans by dollar lending volume and is currently the sixth largest SBA 7(a) lender in the U.S. As a result, we believe we and our controlled portfolio companies are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure in place presently to do it cost effectively in all 50 states and across many industries.
Future refinancing activity is expected to create additional investment opportunities.   A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks may reduce lending by traditional large financial institutions and community banks.   While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as continued implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.
Increased demand for comprehensive, business-critical SMB solutions.   Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, we believe that companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll and benefit solutions, receivables financing and funding of SBA 504 loans which provide financing of fixed assets such as real estate or equipment. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.
Competitive Advantages
We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:
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Internally Managed Structure and Significant Management Resources.   We are internally managed by our executive officers under the supervision of our Board and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our shareholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. Our senior lending team has developed what we believe to be one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.

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Business Model Enables Attractive Risk-Weighted Return on Investment in SBA Lending.   Our SBA 7(a) loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in an advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

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State of the Art Technology.   Our patented NewTracker® referral software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process a business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.

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Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure.   We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. The combination of our brand, our portal, our patented NewTracker® technology, and our web presence as Your Business Solutions Company® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. During 2017 we funded $385,882,000 of SBA 7(a) loans, based on the large volume of loan referrals we received in 2017. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our Executive Committee and Senior Lending Team will also seek to leverage their extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. We believe our current infrastructure and expansive relationships will continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.

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Experienced Senior Lending Team with Proven Track Record.   We believe that our Senior Lending Team is one of the leading capital providers to SMBs. Our Senior Lending Team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While the primary focus of NSBF is to expand its debt financing activities in SBA 7(a) loans, our Executive Committee also has substantial experience in making debt and equity investments through our Capcos.

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Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses.   While NSBF’s primary focus is to expand its lending by activities by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, through our controlled portfolio companies, we offer larger loans, between $5,000,000 and $10,000,000, greater than loans available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:

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have 3 to 10 years of operational history;

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significant experience in management;

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credit worthy owners who provide a personal guarantee for our investment;

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show a strong balance sheet to collateralize our investments; and

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show sufficient cash flow to be able to service the payments on our investments comfortably.

Although we may make investments in start-up businesses, we generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

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Disciplined Underwriting Policies and Rigorous Portfolio Management.   We pursue rigorous due diligence of all prospective investments originated through our platform. Our senior lending team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. In addition, SBL and BSP are servicers for commercial, SBA 7(a) and other government guaranteed investments whose exceptional servicing capabilities with compact timelines for loan resolutions and dispositions has attracted various third-party portfolios to these controlled portfolio companies.

The Offering
We may offer, from time to time, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants, or debt securities, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus”.
Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission, or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.
Set forth below is additional information regarding offerings of securities pursuant to this prospectus:
Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to use the net proceeds from the sale of our securities for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, acquisitions, and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds”.
Distributions
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our Board. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Price Range Of Common Stock And Distributions.”
Taxation
We have elected to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”). See “Price Range Of Common Stock And Distributions” and “Material U.S. Federal Income Tax Considerations.”
Leverage
As of June 25, 2018, we had an aggregate of  $268.0 million of debt outstanding, including $38.9 million outstanding under our $100.0 million credit facility with Capital One (the “Credit Facility”), securitization notes payable of  $147.0 million, $8.3 million of Notes due 2022, $57.5 million of Notes due 2023 and $16.3 million of notes payable to two of our controlled portfolio companies. We may seek additional forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. The costs associated with our borrowings are borne by our common stockholders. See “Risk Factors.”
Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such stockholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the “required majority” of our independent directors, as defined in Section 57(o) of the 1940 Act, approve such increase with such approval becoming effective after one year. On April 27, 2018, our Board, including a “required majority” of our independent directors, approved application to the Company of the 150% asset coverage ratio, effective April 27, 2019, and recommended that a proposal to increase such ratio immediately be submitted to our shareholders for approval. See “Recent Developments.” As a result of the Board’s approval of the 150% asset coverage ratio, beginning April 27, 2019, we may incur twice as much leverage as we are permitted to incur under our current 200% asset coverage limitation. Also, because the Board approved the 150% asset coverage ratio, we are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. See “Regulation.”
Trading
Our common stock trades on the Nasdaq Global Market under the symbol “NEWT.” Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. As of June 25, 2018, our common stock closed at a 32.36% premium to our net asset value of  $15.05 per share as of March 31, 2018.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state, and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Summary Risk Factors
The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Newtek involves other risks, including the following:
Risk Related to Our Business and Structure
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Throughout our 20 year history we did not operate as a BDC until we converted on November 12, 2014.

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Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

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Any unrealized depreciation in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.

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We are dependent upon our Senior Lending Team and our Executive Committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our Senior Lending Team or our Executive Committee our ability to achieve our investment objective could be significantly harmed.

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We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

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If we are unable to source investments effectively, we may be unable to achieve our investment objective.

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Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or further develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

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Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

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Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

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Because we intend to distribute substantially all of our income to our stockholders to maintain our tax treatment as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

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Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

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To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

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We may experience fluctuations in our quarterly and annual results.

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Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

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We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC or are unable to make the distributions required to maintain RIC tax treatment.

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We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

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We may not be able to pay distributions to our stockholders, our distributions may not grow over time and a portion of our distributions may be a return of capital.

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We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

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We may in the future choose to pay dividends in our own stock, in which case investors may be required to pay tax in excess of the cash they receive.

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Internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

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Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

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NSBF, our wholly-owned subsidiary, is subject to regulation by the SBA.

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We have specific risks associated with SBA loans.

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If NSBF fails to comply with SBA regulations in connection with the origination, servicing, or liquidation of an SBA 7(a) Loan, liability on the SBA guaranty, in whole or in part, could be transferred to NSBF.

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Curtailment of the government-guaranteed loan programs could adversely affect our results of operations.

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Curtailment of our ability to utilize the SBA 7(a) Loan Program by the Federal government could adversely affect our results of operations.

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NSBF’s failure to maintain PLP status or maintain its SBA 7(a) license could adversely affect our results of operation.

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Our loans under the Section 7(a) Loan Program involve a high risk of default and such default could adversely impact our results of operations.

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The loans we make under the Section 7(a) Loan Program face competition.

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Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

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If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

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Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

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A failure, or the perceived risk of a failure to raise the statutory debt limit of the U.S. could have a material adverse effect on our business, financial condition, and results of operations.

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A government shutdown could adversely affect NSBF’s SBA 7(a) Loan originations and our results of operations.

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We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our securities and our ability to make distributions to our stockholders.

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Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

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We could be adversely affected by information security breaches or cyber security attacks.

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The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

Risks Related to Our Investments Generally
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Our investments are very risky and highly speculative.

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An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

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Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

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Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

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Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

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If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

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The disposition of our investments may result in contingent liabilities.

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There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

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Economic recessions could impair our portfolio companies and harm our operating results.

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The lack of liquidity in our investments may adversely affect our business.

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Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

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Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies default on its obligations under any of its debt instruments.

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We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

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Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

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Because we may not hold controlling equity interests in certain of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

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Defaults by our portfolio companies will harm our operating results.

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If we and our portfolio companies are unable to protect our intellectual property rights, our business and prospects could be harmed, and if we and our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

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Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

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We may not realize gains from our equity investments.

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We may expose ourselves to risks if we engage in hedging transactions.

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An increase in non-performing assets would reduce our income and increase our expenses.

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If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

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We could be adversely affected by weakness in the residential housing and commercial real estate markets.

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Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

Risks Relating to Our Controlled Portfolio Companies — Newtek Merchant Solutions (NMS)
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We could be adversely affected if either of NMS’ two bank sponsors is terminated.

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If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, its registrations with these associations could be terminated and it could be required to stop providing payment processing services for Visa® and MasterCard®.

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On occasion, NMS experiences increases in interchange and sponsorship fees. If it cannot pass along these increases to its merchants, its profit margins will be reduced.

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Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.

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NMS is liable if its processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.

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NMS has potential liability for customer or merchant fraud.

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NMS payment processing systems may fail due to factors beyond its control, which could interrupt its business or cause it to lose business and likely increase costs.

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The electronic payment processing business is undergoing very rapid technological changes which may make it difficult or impossible for NMS or Premier Payments to compete effectively.

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NMS and others in the payment processing industry have come under increasing pressures from various regulatory agencies seeking to use the leverage of the payment processing business to limit or modify the practices of merchants which could lead to increased costs.

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Increased regulatory focus on the payments industry may result in costly new compliance burdens on NMS’ clients and on NMS itself, leading to increased costs and decreased payments volume and revenues.

Risks Related to Our Controlled Portfolio Companies — Newtek Technology Solutions (NTS)
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NTS operates in a highly competitive industry in which technological change can be rapid.

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NTS’ technology solutions business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.

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NTS’ inability to maintain the integrity of its infrastructure and the privacy of confidential information would materially affect its business.

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NTS could be adversely affected by information security breaches or cyber security attacks.

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NTS’ business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the managed technology solutions business.

Risks Related to Our Controlled Portfolio Companies — Newtek Insurance Agency (NIA)
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NIA depends on third parties, particularly property and casualty insurance companies, to supply the products marketed by its agents.

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If NIA fails to comply with government regulations, its insurance agency business would be adversely affected.

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NIA does not have any control over the commissions it earns on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

Risks Related to Our Controlled Portfolio Companies — Newtek Payroll and Benefits Solutions (NPS)
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Unauthorized disclosure of employee data, whether through a cyber-security breach of our computer systems or otherwise, could expose NPS to liability and business losses.

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NPS is subject to risks surrounding Automated Clearing House (“ACH”) payments.

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NPS’ systems may be subject to disruptions that could adversely affect its business and reputation.

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If NPS fails to adapt its technology to meet client needs and preferences, the demand for its services may diminish.

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NPS could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.

Risks Related to Our Controlled Portfolio Companies — Newtek Business Credit Solutions (NBCS)
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An unexpected level of defaults in NBCS’s accounts receivables portfolio would reduce its income and increase its expenses.

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NBCS’s reserve for credit losses may not be sufficient to cover unexpected losses.

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NBCS depends on outside financing to support its receivables financing and inventory financing businesses.

Legal Proceedings — Portfolio Companies
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Our portfolio companies may, from time to time, be involved in various legal matters, including the currently pending case — Federal Trade Commission v. WV Universal Management, LLC et al., which may have an adverse effect on their operations and/or financial condition. See “Legal Proceedings — Portfolio Companies” on page 51.

Risks Relating to Our CAPCO Business
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The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.

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Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.

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We know of no other publicly-held company that sponsors and operates Capcos as a part of its business. As such, there are, to our knowledge, no other companies against which investors may compare our Capco business and its operations, results of operations and financial and accounting structures.

Risks Relating to Our Securities
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As of March 31, 2018, Barry Sloane, President and CEO, beneficially owned approximately 5.7% of our common stock, and may be able to exercise significant influence over the outcome of most stockholder actions.

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Our common stock price may be volatile and may decrease substantially.

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Future issuances of our common stock or other securities, including preferred shares, may dilute the per share book value of our common stock or have other adverse consequences to our common stockholders.

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Our stockholders may experience dilution upon the repurchase of common shares.

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The authorization and issuance of  “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders.

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Our business and operation could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

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Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

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Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

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If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

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Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

Risk Related to Our Publicly-Traded Debt
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The 7.5% notes due 2022 (the “2022 Notes”) and the 6.25% notes due 2023 (the “2023 Notes,” and together with the 2022 Notes, the “Notes”) are unsecured and therefore are effectively subordinated to any secured indebtedness we have outstanding or may incur in the future.

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The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

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The indenture under which the Notes were issued contains limited protection for holders of the Notes.

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If we default on our obligations to pay other indebtedness that we may incur in the future, we may not be able to make payments on the Notes.

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We may choose to redeem the Notes when prevailing interest rates are relatively low.

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The trading market or market value of our publicly traded debt securities may fluctuate.

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Because we have received the approval of our Board, we will be subject to a 150% asset coverage ratio beginning on April 27, 2019, which allows us to double the amount of leverage we may incur, unless shareholders approve a 150% asset coverage ratio before that date.

See “Risk Factors” beginning on page 26, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.
Recent Developments
Distribution Declaration
On January 18, 2018, the Board declared first quarter 2018 distribution of  $0.40 per share, which represented an approximate 11% increase over the first quarter 2017 dividend of  $0.36 per share. The first quarter 2018 dividend was paid on March 30, 2018 to shareholders of record as of March 20, 2018.
2023 Notes
In February 2018, the Company issued and sold in a public offering $57,500,000 in aggregate principal amount of the 2023 Notes. The net proceeds received, after deducting the underwriters’ discount and expenses, was $55,775,000. We paid additional offering costs of approximately $156,000. The 2023 Notes mature on March 1, 2023 and may be redeemed in whole or in part at any time or from time to time at our option on or after March 1, 2020. The 2023 Notes bear interest at a rate of 6.25% per year payable quarterly on March 1, June 1, September 1 and December 1, of each year, beginning June 1, 2018 and trade on the Nasdaq Global Market under the trading symbol “NEWTI.”
Redemption of the 2021 Notes
On February 21, 2018, the Company exercised its option to redeem all of the issued and outstanding 7.00% Notes due 2021 (the “2021 Notes”), pursuant to Section 1104 of the Indenture dated as of September 23, 2015, between the Company and U.S. Bank National Association, as trustee, and Section 1.01(h) of the Second Supplemental Indenture dated as of April 22, 2016. The Company redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes on March 23, 2018 (the “Redemption Date”) at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date.
ATM Program Update
As of June 25, 2018, we have sold 1,244,773 shares of common stock for total accumulated net proceeds of approximately $21,476,000, including $438,000 of offering expenses, under our at the market program. As of June 25, 2018, 1,655,000 shares of our common stock remain available for sale under the at the market program.

Board Recommends Shareholder Vote and Increases Asset Coverage Limitation
On March 23, 2018, President Trump signed the Consolidated Appropriations Act of 2018, which includes the Small Business Credit Availability Act into law. The Small Business Credit Availability Act amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein. See “Regulation” for additional information.
On April 27, 2018, Board recommended the submission of a proposal for shareholders to approve the application of the 150% minimum asset coverage ratio to the Company at a Special Meeting of Shareholders.
On that same day, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved application to the Company of the asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as modified by the Act. As a result, the Company’s asset coverage requirements for senior securities will change from 200% to 150%, effective April 27, 2019. However, if shareholders approve the proposal by the required majority of votes at the Special Meeting of Shareholders, the 150% minimum asset coverage ratio will be effective on the day after such approval. The Special Meeting of Shareholders is expected to be held on July 26, 2018.
Sale of United Capital Source, LLC (“UCS”)
On April 26, 2018, the Company sold 100% of its investment in the membership interests of UCS. Total cash received at closing was $2,137,000, with an additional $500,000 received on May 3, 2018 for total cash proceeds of  $2,637,000. The Company’s cost basis of the investment in UCS was $2,450,000. As a result of the sale, the Company expects to recognize a realized gain in the second quarter of 2018 of approximately $187,000. The Company also recognized $50,000 of dividend income from UCS in April 2018.
Portfolio Company Developments
On May 1, 2018, NBCS reached an agreement with Sterling to increase maximum borrowing under the Sterling Receivable and Inventory Facility to $22,500,000.
On May 1, 2018, NBCS reached an agreement with Sterling to increase maximum borrowings under the Sterling 504 Facility to $40,000,000 with the potential to increase maximum borrowings to $100,000,000.
Second Quarter 2018 Dividend
On May 11, 2018, the Company announced that the Board declared a second quarter 2018 cash dividend of  $0.42 per share. The second quarter 2018 dividend is payable on June 29, 2018 to shareholders of record as of June 15, 2018. The Company also reiterated its 2018 annual cash dividend forecast of $1.701 per share, which would represent a 3.7% increase over the Company’s 2017 annual dividend of $1.64 per share.
Departure of Chief Information Security Officer
On May 29, 2018, the Company’s Chief Technology Officer and Chief Information Security Officer, John Raven, departed from the Company. The Company has retained a new Chief Information Security Officer who assumed the position on June 11, 2018.
2018 Annual Meeting of Shareholders — Voting Results
The Company held its 2018 Annual Meeting of Shareholders on June 14, 2018 (the “2018 Annual Meeting”). The proposals considered at the 2018 Annual Meeting are described in detail in the Registrant’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 30, 2018 (the “2018 Annual Meeting Proxy”).

At the 2018 Annual Meeting, the Registrant’s shareholders approved Proposals I and II, as described in the 2018 Annual Meeting Proxy, and provided an advisory vote with respect to Proposal III.
A total of 16,948,753 shares of the Company’s common stock were present or represented by proxy at the meeting. The tabulation of votes was:
Proposal I:   To elect two directors of the Company, to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2021 and until their successors are duly elected and qualified:
Director	Votes For	Votes Withheld
Barry Sloane	7,155,810	109,564
Peter Downs	6,815,688	449,686
Proposal II:   To ratify the selection of RSM US LLP as the Company’s independent registered accounting firm (independent auditors) for the fiscal year ended December 31, 2018:
Votes For	Votes Against	Abstentions
16,696,934	90,566	161,264
Proposal III:   An advisory vote on the compensation of the Company’s named executive officers:
Votes For	Votes Against	Abstentions
6,890,094	222,551	150,729
Board Recommends Changes to the Charter
In response to updated voting guidelines issued by a proxy advisory firm, on June 1, 2018, the Company’s Board approved, and has recommend that the Company’s shareholders approve, an amendment to the Company’s Articles of Amendment and Restatement (the “Charter Amendment”). The Charter Amendment would allow shareholders to amend the Company’s bylaws by the affirmative vote of the holders of a majority of all votes entitled to be cast. The Company expects to hold a special meeting of shareholders to allow shareholders to vote on the Charter Amendment in July of 2018.
If shareholders approve the Charter Amendment, the Board has authorized the Company to make conforming amendments to the Bylaws.
The existing Charter will remain in effect unless and until stockholders approve the Amendment.
General Information
Our principal executive offices are located at 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, our telephone number is (212) 356-9500 and our website may be found at http://www.NewtekOne.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that many of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Newtek,” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Newtek Business Services Corp. However you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—%(1)
Offering expenses borne by us (as a percentage of offering price)	—%(2)
Dividend reinvestment plan fees	$15.00(3)
Total stockholder transaction expenses (as a percentage of offering price)(4)	—%
Annual expenses (as a percentage of net assets attributable to common stock)(5):
Operating expenses	13.56%(6)
Interest payments on borrowed funds	5.39%(7)
Other expenses	0.03%(8)
Acquired funds fees and expenses	None(9)
Total annual expenses	18.98%(10)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the example will be updated accordingly.

(2)
The prospectus supplement corresponding to each offering will disclose the applicable estimated amounts of offering expenses of the offering and offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. For additional information, see “Distribution Reinvestment Plan.”

(4)
Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
The annualized expenses are based on our annualized expenses and net asset value as of March 31, 2018.

(6)
“Operating expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our Board. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.

(7)
We may borrow funds from time to time to make investments to the extent that the economic situation is conducive to doing so. “Interest Payments on Borrowed Funds” represents estimated interest and fee payments on borrowed funds by estimating our annualized interest, fees and other debt-related expenses incurred for the year ended December 31, 2018, including our bank notes payable, Notes due 2021 (redeemed in March 2018) Notes due 2022, Notes due 2023, related party notes payable and securitization notes payable.

(8)
“Other expenses” consist of estimated transfer agent expenses related to our dividend reinvestment plan.

(9)
We have no current intention to invest in the securities of other investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.

(10)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$199	$628	$1,101	$2,505
The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.   While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Further, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
The following selected statements of operations and balance sheet data have been derived from the audited financial statements for each of the five years ended December 31, 2017. The Consolidated Financial Statements for the years ended December 31, 2017, December 31, 2016, December 31, 2015, the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014 and the year ended December 31, 2013 have been audited by RSM US LLP. The selected financial data set forth below should be read in conjunction with, and is qualified by reference to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our Consolidated Financial Statements, including the Notes thereto. The selected financial and other data for the three months ended March 31, 2018 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018.
	As a Business Development Company					Prior to becoming a Business Development Company
Statement of Operations Data:	Three Months Ended March 31, 2018	2017	2016	2015	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014		2013
Investment income	$11,068	$38,914	$30,965	$26,070	$1,976		$—	$—
Operating revenues	—	—	—	—	—		131,847	143,593
Expenses	13,841	46,795	40,225	32,255	4,305		121,036	131,319
Net investment loss	(2,773)	(7,881)	(9,260)	(6,185)	(2,523)		—	—
Net increase in net assets resulting from operations	8,112	38,976	27,305	35,736	681		—	—
Net income	—	—	—	—	—		3,208	7,151
Net realized and unrealized gains (losses)	10,885	46,857	36,565	41,921	3,204		(3,668)	(1,205)
Per Share Data:
Net investment loss	$(0.15)	$(0.45)	$(0.64)	$(0.57)	$(0.33)		$—	$—
Net increase in net assets resulting from operations	$0.44	$2.25	$1.88	$3.32	$0.09
Basic earnings per share	$—	$—	$—	$—	$—		$0.45	$1.07
Diluted earnings per share	$—	$—	$—	$—	$—		$0.45	$0.99
Dividends declared	$0.40	$1.64	$1.53	$4.45	$—		$—	$—
Balance Sheet Data (at end of period):
Investments, at fair value	$470,230	$456,689	$345,224	$266,874	$233,462	$	N/A	$83,865
Total assets	$559,899	$519,611	$401,450	$352,430	$301,832	$	N/A	$198,612
Total debt	$256,065	$221,007	$176,019	$131,761	$122,543	$	N/A	$101,358
Total liabilities	$280,627	$241,282	$192,356	$148,481	$135,414	$	N/A	$121,603
Net assets/stockholders’ equity	$279,272	$278,329	$209,094	$203,949	$166,418	$	N/A	$77,009
Common shares outstanding at end of period	18,561	18,457	14,624	14,509	10,206		N/A	7,077

For the quarter ended (In Thousands, except per share data)
2018	March 31, 2018
Total investment income	$11,068
Net investment loss	$(2,773)
Net increase in net assets resulting from operations	$8,112
Net increase in net assets resulting from operations per share	$0.44
	For the quarter ended (In Thousands, except per share data)
2017	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total investment income	$8,993	$9,904	$9,601	$10,416
Net investment loss	$(2,094)	$(1,680)	$(1,192)	$(2,915)
Net increase in net assets resulting from operations	$5,904	$6,930	$8,077	$18,065
Net increase in net assets resulting from operations per share	$0.36	$0.40	$0.46	$1.00
	For the quarter ended (In Thousands, except per share data)
2016	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total investment income	$6,794	$7,223	$7,851	$9,097
Net investment loss	$(1,380)	$(4,081)	$(2,125)	$(1,674)
Net increase in net assets resulting from operations	$5,604	$5,372	$10,040	$6,289
Net increase in net assets resulting from operations per share	$0.39	$0.37	$0.69	$0.43
	For the quarter ended (In Thousands, except per share data)
2015	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment income	$4,750	$5,606	$7,038	$8,676
Net investment loss	$(2,476)	$(2,295)	$(1,491)	$77
Net increase in net assets resulting from operations	$10,003	$4,876	$4,749	$16,108
Net increase in net assets resulting from operations per share	$0.98	$0.48	$0.47	$1.31

FINANCIAL HIGHLIGHTS
The financial highlights for the Company are as follows:
Per share data(2)	Three Months Ended March 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015	November 12, 2014 through December 31, 2014
Net asset value at beginning of period	$15.08	$14.30	$14.06	$16.31	$13.49
Issuance of common stock	—	0.02	—	2.43	2.73
Distributions to common stockholders from capital gains	—	(0.23)	(0.23)	(1.76)	—
Dividends to common stockholders from net investment income	(0.40)	(1.41)	(1.30)	—
Special dividend	—	—	—	(2.69)	—
Net investment loss	(0.15)	(0.45)	(0.64)	(0.57)	(0.33)
Net realized gain on investments	0.54	2.27	2.17	3.14	0.08
Net unrealized (depreciation) appreciation on investments	0.10	0.75	0.85	0.94	0.36
Change in provision for deferred taxes	(0.02)	(0.12)	(0.34)	(0.06)	—
Stock compensation expense	—	0.05	0.04	—	—
Net unrealized depreciation on servicing assets	(0.03)	(0.20)	(0.16)	(0.13)	(0.02)
Exponential of New York LLC distributions to members	—	—	—	(0.25)	—
Consolidation of Exponential Business Development Co., Inc.	—	—	(0.03)	—	—
Reversal of deferred tax asset	—	—	—	(0.19)	—
Accretive effect of shares issued in connection with investments (issuing shares above NAV per share)	—	0.01	—	—	—
Out of period adjustment related to BDC Conversion	—	—	—	(0.06)	—
Impact of restricted stock awards	(0.08)	—	(0.11)	—	—
Dilutive effect of special dividend	—	—	—	(3.07)	—
Other(5)	0.01	0.09	(0.01)	0.02
Net asset value at end of period	$15.05	$15.08	$14.30	$14.06	$16.31
Per share market value at end of period	$18.07	$18.49	$15.90	$14.32	$14.76
Total return based on market value(3)	(0.11)%	26.60%	24.51%	24.46%	13.10%
Total return based on average net asset value(4)	2.45%	16.92%	12.59%	13.52%	20.87%
Shares outstanding at end of period	18,561	18,457	14,624	14,509	10,206
Ratios/Supplemental Data:
Ratio of expenses to average net assets(6)	19.86%	19.20%	19.48%	17.42%	20.46%
Ratio of net investment loss to average net assets	(3.98)%	(3.23)%	(4.48)%	(3.34)%	(11.99)%
Net assets at end of period	$279,272	$278,329	$209,094	$203,949	$166,418
Average debt outstanding	$238,536	$193,747	$151,502	$128,680	$108,483
Average debt outstanding per share	$12.85	$10.50	$10.36	$8.87	$10.63
Asset coverage ratio	209%	229%	222%	249%	223%
Portfolio turnover	26.25%	116.38%	109.64%	103.50%	5.08%

(1)
Years prior to becoming a business development company are not presented in the financial highlights as the information would not be meaningful.

(2)
Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(3)
Assumes dividends are reinvested.

(4)
Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to shareholders during the period, divided by the beginning net asset value. The total return does not reflect any sales load that may be paid by shareholders.

(5)
Includes the impact of the different share amounts as a result of calculating per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.

(6)
Annualized for the three months ended March 31, 2018.

RISK FACTORS
You should carefully consider the risk factors described below and under the caption “Risk Factors” in any accompanying prospectus supplement, together with all of the other information included in this prospectus and any accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.
RISKS RELATED TO OUR BUSINESS AND STRUCTURE
Throughout our 20 year history we did not operate as a BDC until we converted on November 12, 2014.
Although Newtek has operated since 1998, we have limited operating history as a BDC. As a result, we can offer no assurance that we will achieve our investment objective and that the value of any investment in our Company will not decline substantially. As a BDC, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Prior to our BDC Conversion, our management did not have any prior experience operating under this BDC regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our shareholders.
Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there is not a public market for the securities of the privately held companies in which we invest. As a result, we value these securities annually and quarterly at fair value based on various inputs, including management, third-party valuation firms and our audit committee, and with the oversight, review and approval of our Board.
The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling stock during a period in which the net asset value understates the value of our investments will receive a lower price for their stock than the value of our investments might warrant.
Any unrealized depreciation in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.
Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.
Our ability to achieve our investment objective will depend on our ability to manage and deploy capital, which will depend, in turn, on our management’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.
Accomplishing our investment objective on a cost-effective basis will largely be a function of our management’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our Senior Lending Team and our Executive Committee is called upon, from time to time, to provide managerial assistance to some of our portfolio companies.
These demands on their time may distract them or slow the rate of investment. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.
We are dependent upon our Senior Lending Team and our Executive Committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our Senior Lending Team or our Executive Committee our ability to achieve our investment objective could be significantly harmed.
We depend on our Senior Lending Team and Executive Committee as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These executive officers and employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our Senior Lending Team and our Executive Committee and the replacement of any departing individuals with others of comparable skills and experience. The departure of any of the members of our Senior Lending Team, our Executive Committee or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.
We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
We compete for investments with other financial institutions and various SMB lenders, as well as other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as CLOs, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in SMBs. As a result of these new entrants, competition for our investment opportunities may intensify. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we will be able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC, or the source-of-income, asset diversification, and distribution requirements we must satisfy to maintain our tax treatment as a RIC.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.
Our ability to achieve our investment objective depends on our Senior Lending Team’s and our Executive Committee’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our Senior Lending Team, our Executive Committee and our other investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.
Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or further develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
We expect that members of our Senior Lending Team and our Executive Committee will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants, alliance partners, and other individuals within their networks, and we will rely, to a significant extent, upon these relationships to provide us with potential investment opportunities. If our Senior Lending Team and our Executive Committee fail to maintain its existing relationships or develop new relationships with sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom members of our Senior Lending Team and our Executive Committee have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our shareholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.
Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% under certain circumstances) of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. See “Regulation.” If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common shareholders. Continuing to expand our debt financing activities in SBA 7(a) loans will require us to raise additional capital. The failure to continue to generate such loans on a consistent basis could have a material impact on our results of operations, and accordingly, our ability to make distributions to our shareholders.
We generally may not issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in our best interests and in the best interests of our shareholders, and our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease, and you may experience dilution.
Because we intend to distribute substantially all of our income to our shareholders to maintain our tax treatment as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.
As a RIC, we generally are required to distribute substantially all of our ordinary income to meet the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (discussed below), which consequently increases the need to raise additional debt and equity capital. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common shareholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.
Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.
Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.
Illustration:   The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below:
Effects of Leverage Based on the Actual Amount of Borrowings Incurred by
the Company as of December 31, 2017
Assumed Return on Our Portfolio(1) (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding net return to shareholders(2)	(24.66)%	(14.64)%	(4.61)%	5.41%	15.43%

(1)
Assumes $559,899,000 in total assets, $256,065,000 in debt outstanding, $279,272,000 in net assets as of March 31, 2018, and an average cost of funds of 5.03%. Actual interest payments may be different.

(2)
In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2018 total assets of at least 2.30%.

Effects of Leverage Based on the Pro Forma Maximum Amount of Borrowings That Could Be Incurred by
the Company Under the Proposed 150% Minimum Asset Coverage Ratio
(i.e., 2:1 Debt-to-Equity Ratio)
Assumed Return on Our Portfolio (net of expenses)(1)	(10)%	(5)%	0%	5%	10%
Corresponding Net Return to Common Shareholders	(41.46)%	(25.94)%	(10.41)%	5.11%	20.64%

(1)
Assumes $867.1 million in total assets, $558.1 million in senior securities outstanding, $279.3 million in net assets, and an average cost of funds of 5.21%. Actual amounts, including interest payments may be different.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms, and there can be no assurance that such additional leverage can in fact be achieved.
To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
To the extent we borrow money to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material. In addition, depending on the frequency and magnitude of rising interest rates, these interest rate increases could negatively impact premiums received on the sale of guaranteed SBA loans, and further, could increase prepayment speeds on outstanding SBA loans, potentially negatively impacting the Company’s financial results.
We may experience fluctuations in our quarterly and annual results.
We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate of such securities, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our Board may change our investment objective, operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.
Although we must obtain shareholder approval to cease to be, or withdraw our election as, a BDC, our Board has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause shareholders to lose all or part of their investment.

We will be subject to corporate-level income tax if we are unable to maintain our treatment as a RIC or are unable to make the distributions required to maintain RIC tax treatment.
Although we have elected to be treated as a RIC commencing with our tax year ending December 31, 2015, no assurance can be given that we will be able to maintain our tax treatment as a RIC in the future. To maintain our tax treatment as a RIC, we must meet certain source-of-income, asset diversification, and distribution requirements.
The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for tax treatment as a RIC.
If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Although we have elected to be treated as a RIC commencing with our tax year ending December 31, 2015, no assurance can be given that we will be able to maintain our tax treatment as a RIC in the future.
We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which the President signed into law. Such legislation has made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.
We may not be able to pay distributions to our shareholders, our distributions may not grow over time and a portion of our distributions may be a return of capital.
We intend to pay distributions to our shareholders out of assets legally available for distribution. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC tax treatment, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time. We cannot assure investors that we will pay distributions to our shareholders in the future.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we are required to include in our taxable income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or PIK interest. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash. Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain our tax treatment as a RIC. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify for tax treatment as a RIC and thus become subject to corporate-level income tax.
We may in the future choose to pay dividends in our own stock, in which case investors may be required to pay tax in excess of the cash they receive.
We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and published guidance issued by the Internal Revenue Service, a publicly offered RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of  (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable shareholders receiving such dividends will be required to include the amount of the dividends as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.
Internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. Any failure by us to identify future deficiencies in our internal control over financial reporting in a timely manner or remediate any such deficiencies, could prevent us from accurately and timely reporting our financial results. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.
We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our Senior Lending Team and our Executive Committee to other types of investments in which our Senior Lending Team and our Executive Committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
NSBF, our wholly-owned subsidiary, is subject to regulation by the SBA.
Our wholly-owned subsidiary, NSBF, is licensed by the SBA as an SBLC. In order to operate as an SBLC, a licensee is required to maintain a minimum regulatory capital (as defined by SBA regulations) of the greater of  (1) 10% of its outstanding loans receivable and other investments or (2) $1,000,000. Moreover, before consenting to a securitization, NSBF and other securitizers must be considered well capitalized by the SBA. For NSBF and other SBLC securitizers, the SBA will consider it well capitalized if it maintains a minimum unencumbered paid in capital and paid in surplus equal to at least 10% of its assets, excluding the guaranteed portion of 7(a) loans. In addition, an SBLC is subject to certain other regulatory restrictions. Among other things, SBLCs are required to: establish, adopt, and maintain a formal written capital plan; submit to the SBA for review a credit policy that demonstrates the SBLC’s compliance with the applicable regulations and the SBA’s Standard Operating Procedures for origination, servicing and liquidation of 7(a) loans; submit to the SBA for review and approval annual validation, with supporting documentation and methodologies, demonstrating that any scoring model used by the SBLC is predictive of loan performance; obtain SBA approval for loan securitization and borrowings; and adopt and fully implement an internal control policy which provides adequate direction for effective control over and accountability for operations, programs, and resources.
We have specific risks associated with SBA loans.
We have generally sold the guaranteed portion of SBA loans in the secondary market. Such sales have resulted in our earning premiums and creating a stream of servicing income. There can be no assurance that we will be able to continue originating these loans, or that a secondary market will exist for, or that we will continue to realize premiums upon the sale of the guaranteed portions of the SBA 7(a) loans.

If NSBF fails to comply with SBA regulations in connection with the origination, servicing, or liquidation of an SBA 7(a) Loan, liability on the SBA guaranty, in whole or part, could be transferred to NSBF.
Since we sell the guaranteed portion of substantially all of our SBA 7(a) loan portfolio, we retain credit risk on the non-guaranteed portion of the SBA loans. We share pro rata with the SBA in any recoveries. In the event of default on an SBA loan, our pursuit of remedies against a borrower is subject to SBA approval.
If we fail to comply with certain of the SBA’s regulations in connection with the origination, servicing, or liquidation of an SBA 7(a) loan, the SBA may be released from liability on its guaranty of a 7(a) loan, and may refuse to honor a guaranty purchase request in full (referred to by SBA as a “denial”) or in part (referred to by SBA as a “repair”), or recover all or part of the funds already paid in connection with a guaranty purchase. In the event of a repair or denial, liability on the guaranty, in whole or part, would be transferred to NSBF. In addition, the growth in the number of loans made by NSBF, changes in SBA regulations and economic factors may adversely impact our current repair and denial rate.
Curtailment of the government-guaranteed loan programs could adversely affect our results of operations.
Although the program has been in existence since 1953, there can be no assurance that the federal government will maintain the SBA 7(a) loan program, or that it will continue to guarantee loans at current levels. If we cannot continue originating and selling government-guaranteed loans, we will generate fewer origination fees and our ability to generate gains on the sale of loans will decrease. From time-to-time, the government agencies that guarantee these loans reach their internal budgeted limits and cease to guarantee loans for a stated time period. In addition, these agencies may change their rules for extending loans. Also, Congress may adopt legislation that would have the effect of discontinuing or changing the SBA’s programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to SMBs and industrial borrowers of the types that now qualify for government-guaranteed loans could decline, as could the profitability of these loans.
Curtailment of our ability to utilize the SBA 7(a) Loan Program by the Federal government could adversely affect our results of operations.
We are dependent upon the federal government to maintain the SBA 7(a) Program. There can be no assurance that the program will be maintained or that loans will continue to be guaranteed at current levels. From time-to-time the SBA has reached its internal budgeted limits and ceased to guarantee loans for a stated period of time. In addition, the SBA may change its rules regarding loans or Congress may adopt legislation or fail to approve a budget that would have the effect of discontinuing, reducing availability of funds for, or changing loan programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to small businesses that now qualify for government guaranteed loans could decline, as could the profitability of these loans.
NSBF’s failure to maintain PLP status or maintain its SBA 7(a) license could adversely affect our results of operation.
NSBF has been granted PLP status and originates, sells and services small business loans and is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Being a national lender, PLP status allows NSBF to expedite loans since NSBF is not required to present applications to the SBA for concurrent review and approval. The loss of PLP status could adversely impact our marketing efforts and ultimately loan origination volume which could negatively impact our results of operations.
There can be no assurance that NSBF will be able to maintain its status as a PLP or that NSBF can maintain its SBA 7(a) license. If NSBF cannot continue originating and selling government guaranteed loans at current levels, we could experience a decrease in future servicing spreads and earned premiums and negatively impact our results of operations.
Our loans under the Section 7(a) Loan Program involve a high risk of default and such default could adversely impact our results of operations.
Loans to small businesses involve a high risk of default. Such loans are generally not rated by any statistical rating organization. Small businesses usually have smaller product lines and market shares than larger companies and therefore may be more vulnerable to competition and general economic conditions. These businesses’ success typically depends on their management talents and efforts of one person or a small group of persons whose death, disability or resignation would adversely affect the business. Because these businesses frequently have highly leveraged capital structures, reduced cash flow resulting from economic downturns can severely impact the businesses’ ability to meet their obligations, which could impact our results of operations. The portions of Section 7(a) loans to be retained by the Company do not benefit directly from any SBA guarantees; in an event of default, however, the Company and the SBA typically cooperate in collateral foreclosure or other work-out efforts and share in any resulting collections.
The loans we make under the Section 7(a) Loan Program face competition.
There are several other non-bank lenders as well as a large number of banks that participate in the SBA Section 7(a) Loan Program. All of these participants compete for the business of eligible borrowers. In addition, pursuant to the 1940 Act, the Company is limited as to the amount of indebtedness it may have. Accordingly, the Company may be at a competitive disadvantage with regard to other lenders or financial institutions that may be able to achieve greater leverage at a lower cost.
Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.
We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Global Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with existing requirements, or any revised or amended requirements, have resulted in, and may continue to result in, an increase in expenses and a diversion of management’s time from other business activities.
In addition, our failure to keep pace with any such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While our management team takes reasonable efforts to ensure that the Company is in full compliance with all laws applicable to its operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.
If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.
Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.
If we are unable to obtain additional debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.
Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.
As a BDC, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for the bail out of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union (“Brexit”), and, accordingly, on February 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal and monetary policies of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.
Additionally, as a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment, or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The U.S. may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the U.S. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the U.S. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
A failure or the perceived risk of a failure to raise the statutory debt limit of the U.S. could have a material adverse effect on our business, financial condition and results of operations.
Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. In the future, the U.S. government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time, most recently, in January 2018. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.
A government shutdown could adversely affect NSBF’s SBA 7(a) loan originations and our results of operations.
We are dependent upon the Federal government to maintain the SBA 7(a) Program. NSBF’s lending business could be materially and adversely affected by circumstances or events limiting the availability of funds for this program. In October 2013, Congress failed to approve a budget, which, in turn, eliminated availability of funds for the SBA 7(a) program. At the time, the government shutdown affected SBA 7(a) lenders’ ability to originate SBA 7(a) loans. More recently, the government shut down in January 2018 due to a lapse in appropriations, and the SBA closed all non-disaster related programs and activities, including the SBA 7(a) program. The government could again experience a government shutdown which would affect NSBF’s ability to originate government guaranteed loans and to sell the government guaranteed portions of those loans in the secondary market. Any government shutdown could adversely affect NSBF’s SBA 7(a) loan originations and our results of operations.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our securities and our ability to make distributions to our shareholders.
Our business is highly dependent on our communications and information systems. Certain of these systems are provided to us by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to make distributions to our shareholders.
Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
We could be adversely affected by information security breaches or cyber security attacks.
Our business operations and our portfolio companies’ business operations rely upon secure information technology systems for data processing, storage and reporting. Despite security and controls design, implementation and updating, such information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.
In addition, our business operations and our portfolio companies’ business operations involve the storage and transmission of Newtek, portfolio company, customer and employee proprietary information. Our businesses rely on our digital technologies, computer and email systems, software, and networks to conduct operations. Our technologies, systems and networks may become the target of criminal cyber-attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of confidential, proprietary and other information of us, our portfolio companies, or third parties with whom we and our portfolio companies deal, or otherwise disrupt our or our customers’ or other third parties’ business operations. It is critical to our business strategy that our facilities and infrastructure remain secure and are perceived by the marketplace to be secure. Although we believe we and our IT providers employ appropriate security technologies (including data encryption processes, intrusion detection systems), and conduct comprehensive risk assessments and other internal control procedures to assure the security of our and our customers’ data, we cannot guarantee that these measures will be sufficient for this purpose. If our and our IT provider’s security measures are breached as a result of third-party action, employee error or otherwise, and as a result our or our customers’ data becomes available to unauthorized parties, we could incur liability and our reputation would be damaged, which could lead to the loss of current and potential customers. If we experience any breaches of our network security or sabotage, we might be required to expend significant capital and other resources to detect, remedy, protect against or alleviate these and related problems, and we may not be able to remedy these problems in a timely manner, or at all. Because techniques used by outsiders to obtain unauthorized network access or to sabotage systems change frequently and generally are not recognized until launched against a target, we may be unable to anticipate these techniques or implement adequate preventative measures. For example, an unauthorized third party recently misappropriated three of NTS’ domain names. NTS’ management and forensic investigators launched an investigation into the incident. Based on the investigation to date, NTS’ management believes that attackers compromised a portion of its shared webhosting system, and may have acquired certain customer information limited to its shared webhosting customers, and/or gained access to certain of its shared webhosting servers. In response, NTS has taken a range of steps designed to further secure its systems, enhance its security protections, enhance access controls, and prevent future unauthorized activity.

As a result of the incident, the Company reduced the fair value of its investment in NTS, a wholly-owned portfolio company, from $16.0 million as of September 30, 2017, to $12.4 million at December 31, 2017 (approximately 4.46% of the Company’s $278.3 million of net assets as of December 31, 2017).
As cyber threats continue to evolve, we and our portfolio companies may be required to expend significant additional resources to continue to modify or enhance our protective measures or to investigate and remediate any information security vulnerabilities. Although we have insurance in place that covers such incidents, the cost of a breach or cyber-attack could well exceed any such insurance coverage.
The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
We and our portfolio companies depend heavily upon computer systems to perform necessary business functions. Despite our portfolio companies implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we and our portfolio companies may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our and our portfolio company computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our and our portfolio companies’ reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
RISKS RELATED TO OUR INVESTMENTS GENERALLY
Our investments are very risky and highly speculative.
We invest primarily in senior secured term loans and select equity investments issued by companies, some of which are highly leveraged. The majority of senior secured loans are SBA 7(a) loans and the majority of equity investments are comprised of controlled affiliate equity investments.
Senior Secured Loans.   There is a risk that the collateral securing our loans, in most cases real estate, may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies. In some cases we may take second lien position on additional business or personal assets to secure further our first lien positions.
Equity Investments.   We occasionally invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
In addition, investing in SMBs involves a number of significant risks, including:

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these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

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our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
Our portfolio consists primarily of debt and equity investments in smaller privately-owned companies. Investing in these types of companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly-owned companies, these small companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.
Generally, little public information exists about these companies, and we are required to rely on the ability of our Senior Lending Team and our Executive Committee to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.
Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior first lien debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.
If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.
The disposition of our investments may result in contingent liabilities.
We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.
Economic recessions could impair our portfolio companies and harm our operating results.
Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.
The lack of liquidity in our investments may adversely affect our business.
We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.
Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (3) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC.
Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies default on its obligations under any of its debt instruments.
Our portfolio holds a limited number of controlled affiliate portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.
We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of March 31, 2018, our three largest investments, UPSW, NBCS and Premier equaled approximately 15%, 3% and 4%, respectively, of the fair value of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.
Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.
Because we may not hold controlling equity interests in certain of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
We do not currently hold controlling equity positions in the majority of our portfolio companies where our investments are in the form of debt, particularly SBA loans. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or shareholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.
Defaults by our portfolio companies will harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If we and our portfolio companies are unable to protect our intellectual property rights, our business and prospects could be harmed, and if we and our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.
The proprietary software essential to our business and that of our controlled portfolio companies is owned by us and made available to them for their use. Our future success and competitive position will depend in part upon our ability to maintain and protect proprietary technology used in our products and services. We will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate our intellectual property, and disputes as to ownership of intellectual property may arise. We may, from time to time, be required to institute litigation to enforce the patents, copyrights or other intellectual property rights, protect trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity; most of our SBA loans do not carry prepayment penalties. When this occurs, we will generally reinvest these proceeds in temporary investments or repay outstanding debt, depending on future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.
We may not realize gains from our equity investments.
Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.
We may expose ourselves to risks if we engage in hedging transactions.
If we engage in hedging transactions, we may expose ourselves to certain risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
An increase in non-performing assets would reduce our income and increase our expenses.
If our level of non-performing assets in our SBA lending business rises in the future, it could adversely affect our investment income and earnings. Non-performing assets are primarily loans on which borrowers are not making their required payments. Non-performing assets also include loans that have been restructured to permit the borrower to have smaller payments and real estate that has been acquired through foreclosure of unpaid loans. To the extent that our financial assets are non-performing, we will have less cash available for lending and other activities.
If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.
To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.
In addition, because we may invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.
Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.
We could be adversely affected by weakness in the residential housing and commercial real estate markets.
Continued weakness in residential home and commercial real estate values could impair our ability to collect on defaulted SBA loans as real estate is pledged in many of our SBA loans as part of the collateral package.
Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.
There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions, the stability of global financial markets, and may reduce global trade. Further, changes in U.S. trade policy could trigger retaliatory actions by affected countries, which may result in increased costs for goods imported into the

United States, and reduced customer demand for such products. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.
RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK MERCHANT SOLUTIONS (NMS) AND NEWTEK PAYMENT SOLUTIONS (PREMIER PAYMENTS)
We could be adversely affected if either of NMS’ two bank sponsors is terminated.
Because NMS is not a bank, it is unable to belong to and directly access the Visa® and MasterCard® bankcard associations. The Visa® and MasterCard® operating regulations require NMS to be sponsored by a bank in order to process bankcard transactions. A bank sponsorship is an agreement under which a financial institution that has a membership with MasterCard®, Visa® or American Express sponsors an independent sales organization, like NMS, that markets credit card processing services to merchants who accept credit cards as a form of payment, gains access to the Visa®, MasterCard®, and American Express networks. NMS is currently sponsored by two banks. If either of the sponsorships is terminated, and NMS is not able to secure or transfer the respective merchant portfolio to a new bank sponsor or sponsors, the business, financial condition, results of operations and cash flows of the electronic payment processing business could be materially adversely affected. If both the sponsorships are terminated and NMS is unable to secure a bank sponsor for the merchant portfolios, it will not be able to process bankcard transactions for the affected portfolios. Consequently, the loss of both of NMS’ sponsorships would have a material adverse effect on our business. Furthermore, NMS’ agreements with sponsoring banks gives the sponsoring banks substantial discretion in approving certain elements of its business practices, including its solicitation, application and qualification procedures for merchants, the terms of their agreements with merchants, the processing fees that they charge, their customer service levels and its use of independent sales organizations and independent sales agents. We cannot guarantee that NMS’ sponsoring banks’ actions under these agreements would not be detrimental to us.
Other service providers, some of whom are NMS’ competitors, are necessary for the conduct of NMS’ business. The termination by service providers of these arrangements with NMS or their failure to perform these services efficiently and effectively may adversely affect NMS’ relationships with the merchants whose accounts it serves and may cause those merchants to terminate their processing agreements with NMS.
If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, its registrations with these associations could be terminated and it could be required to stop providing payment processing services for Visa® and MasterCard®.
Substantially all of the transactions NMS processes involve Visa® or MasterCard®. If NMS, its bank sponsors or its processors fail to comply with the applicable requirements of the Visa® and MasterCard® bankcard associations, Visa® or MasterCard® could suspend or terminate its registration. The termination of NMS’ registration or any changes in the Visa® or MasterCard® rules that would impair its registration could require it to stop providing payment processing services, which would have a material adverse effect on its business and could be detrimental to us.
On occasion, NMS experiences increases in interchange and sponsorship fees. If it cannot pass along these increases to its merchants, its profit margins will be reduced.
NMS pays interchange fees or assessments to bankcard associations for each transaction it processes using their credit, debit and gift cards. From time to time, the bankcard associations increase the interchange fees that they charge processors and the sponsoring banks, which generally pass on such increases to NMS. From time to time, the sponsoring banks increase their fees as well. If NMS is not able to pass these fee increases along to merchants through corresponding increases in its processing fees, its profit margins in this line of business will be reduced.
Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.
Through NMS, we collect and store sensitive data about merchants and cardholders, and we maintain a database of cardholder data relating to specific transactions, including payment, card numbers and cardholder addresses, in order to process the transactions and for fraud prevention and other internal processes. If anyone penetrates our network security or otherwise misappropriates sensitive merchant or cardholder data, we could be subject to liability or business interruption. While we subject these systems to periodic independent testing and review, we cannot guarantee that our systems will not be penetrated in the future. If a breach of our system occurs, we may be subject to liability, including claims for unauthorized purchases with misappropriated card information, impersonation or other similar fraud claims. Similar risks exist with regard to the storage and transmission of such data by our processors. In the event of any such a breach, we may also be subject to a class action lawsuit. SMBs are less prepared for the complexities of safeguarding cardholder data than their larger counterparts. In the event of noncompliance by a customer of card industry rules, we could face fines from payment card networks. There can be no assurance that we would be able to recover any such fines from such customer.
NMS is liable if its processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.
If a billing dispute between a merchant and a cardholder is not ultimately resolved in favor of the merchant, the disputed transaction is “charged back” to the merchant’s bank and credited to the account of the cardholder. If NMS or its processing banks are unable to collect the charge-back from the merchant’s account, or if the merchant refuses or is financially unable due to bankruptcy or other reasons to reimburse the merchant’s bank for the charge-back, NMS must bear the loss for the amount of the refund paid to the cardholder’s bank. Most of NMS’ merchants deliver products or services when purchased, so a contingent liability for charge-backs is unlikely to arise, and credits are issued on returned items. However, some of its merchants do not provide services until sometime after a purchase, which increases the potential for contingent liability and future charge backs. NMS and the sponsoring bank can require that merchants maintain cash reserves under its control to cover charge back liabilities but such reserves may not be sufficient to cover the liability or may not even be available to them in the event of a bankruptcy or other legal action.
NMS has potential liability for customer or merchant fraud.
Credit card fraud occurs when a merchant’s customer uses a stolen card (or a stolen card number in a card-not-present transaction) to purchase merchandise or services. In a traditional card-present transaction, if the merchant swipes the card, receives authorization for the transaction from the card issuing bank and verifies the signature on the back of the card against the paper receipt signed by the customer, the card issuing bank remains liable for any loss. In a fraudulent card-not-present transaction, even if the merchant receives authorization for the transaction, the merchant is liable for any loss arising from the transaction. Many NMS customers are small and transact a substantial percentage of their sales over the Internet or by telephone or mail orders. Because their sales are card-not-present transactions, these merchants are more vulnerable to customer fraud than larger merchants, and NMS could experience charge-backs arising from cardholder fraud more frequently with these merchants.
Merchant fraud occurs when a merchant, rather than a customer, knowingly uses a stolen or counterfeit card or card number to record a false sales transaction or intentionally fails to deliver the merchandise or services sold in an otherwise valid transaction. Anytime a merchant is unable to satisfy a charge-back, NMS is ultimately responsible for that charge-back unless it has required that a cash reserve be established. We cannot assure that the systems and procedures NMS has established to detect and reduce the impact of merchant fraud are or will be effective. Failure to effectively manage risk and prevent fraud could increase NMS charge-back liability and adversely affect its results of operations.
NMS payment processing systems may fail due to factors beyond its control, which could interrupt its business or cause it to lose business and likely increase costs.
NMS depends on the uninterrupted operations of our computer network systems, software and our processors’ data centers. Defects in these systems or damage to them due to factors beyond its control could cause severe disruption to NMS’ business and other material adverse effects on its payment processing businesses.

The electronic payment processing business is undergoing very rapid technological changes which may make it difficult or impossible for NMS or Premier Payments to compete effectively.
The introduction of new technologies, primarily mobile payment capabilities, and the entry into the payment processing market of new competitors, Apple, Inc., for example, could dramatically change the competitive environment and require significant changes and costs for NMS to remain competitive. There is no assurance that NMS or Premier will have the capability to stay competitive with such changes.
NMS and others in the payment processing industry have come under increasing pressures from various regulatory agencies seeking to use the leverage of the payment processing business to limit or modify the practices of merchants which could lead to increased costs.
Various agencies, particularly the Federal Trade Commission, have within the past few years attempted to pressure merchants to discontinue or modify various sales or other practices. As a part of the payment processing industry, processors such as NMS could experience pressure and/or litigation aimed at restricting access to credit card sales by such merchants. These efforts could cause an increase in the cost to NMS of doing business or otherwise make its business less profitable and may subject NMS to assess penalties for not taking actions deemed sufficiently aggressive to limit such practices.
Increased regulatory focus on the payments industry may result in costly new compliance burdens on NMS’ clients and on NMS itself, leading to increased costs and decreased payments volume and revenues.
Regulation of the payments industry has increased significantly in recent years. Complying with these and other regulations increases costs and can reduce revenue opportunities. Similarly, the impact of such regulations on clients may reduce the volume of payments processed. Moreover, such regulations can limit the types of products and services that are offered. Any of these occurrences can materially and adversely affect NMS’ business, prospects for future growth, financial condition and results of operations.
Examples include:
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Data Protection and Information Security.   Aspects of NMS’ operations and business are subject to privacy and data protection regulation. NMS’ financial institution clients and sponsoring banks are subject to similar requirements under the guidelines issued by the federal banking agencies. In addition, many individual states have enacted legislation requiring consumer notification in the event of a security breach.

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Anti-Money Laundering and Anti-Terrorism Financing.   The U.S.A. PATRIOT Act requires NMS to maintain an anti-money laundering program. Sanctions imposed by the U.S. Treasury Office of Foreign Assets Control, or OFAC, restrict NMS from dealing with certain parties considered to be connected with money laundering, terrorism or narcotics. NMS has controls in place designed to ensure OFAC compliance, but if those controls should fail, it could be subject to penalties, reputational damage and loss of business.

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Money Transfer Regulations.   As NMS expands its product offerings, it may become subject to money transfer regulations, increasing regulatory oversight and costs of compliance.

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Formal Investigation.   If NMS is suspected of violating government statutes, such as the Federal Trade Commission Act or the Telemarketing and Consumer Fraud and Abuse Prevention Act, governmental agencies may formally investigate NMS. As a result of such a formal investigation, criminal or civil charges could be filed against NMS and it could be required to pay significant fines or penalties in connection with such investigation or other governmental investigations. Any criminal or civil charges by a governmental agency, including any fines or penalties, could materially harm NMS’ business, results of operations, financial position and cash flows. Currently, NMS is operating under an order for injunctive relief it voluntarily entered into with the Federal Trade Commission.

RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK TECHNOLOGY SOLUTIONS (NTS)
NTS operates in a highly competitive industry in which technological change can be rapid.
The information technology business and its related technology involve a broad range of rapidly changing technologies. NTS equipment and the technologies on which it is based may not remain competitive over time, and others may develop superior technologies that render its products non-competitive, without significant additional capital expenditures. Some of NTS’ competitors are significantly larger and have substantially greater market presence as well as greater financial, technical, operational, marketing and other resources and experience than NTS. In the event that such a competitor expends significant sales and marketing resources in one or several markets, NTS may not be able to compete successfully in such markets. We believe that competition will continue to increase, placing downward pressure on prices. Such pressure could adversely affect NTS gross margins if it is not able to reduce its costs commensurate with such price reductions. There can be no assurances that NTS will remain competitive.
NTS’ technology solutions business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.
Despite precautions taken by NTS against possible failure of its systems, interruptions could result from natural disasters, power loss, the inability to acquire fuel for its backup generators, telecommunications failure, terrorist attacks and similar events. NTS also leases telecommunications lines from local, regional and national carriers whose service may be interrupted. NTS’ business, financial condition and results of operations could be harmed by any damage or failure that interrupts or delays its operations. There can be no assurance that NTS’ insurance will cover all of the losses or compensate NTS for the possible loss of clients occurring during any period that NTS is unable to provide service.
NTS’ inability to maintain the integrity of its infrastructure and the privacy of confidential information would materially affect its business.
The NTS infrastructure is potentially vulnerable to physical or electronic break-ins, viruses or similar problems. If its security measures are circumvented, it could jeopardize the security of confidential information stored on NTS’ systems, misappropriate proprietary information or cause interruptions in NTS’ operations. We may be required to make significant additional investments and efforts to protect against or remedy security breaches. Security breaches that result in access to confidential information could damage our reputation and expose us to a risk of loss or liability. The security services that NTS offers in connection with customers’ networks cannot assure complete protection from computer viruses, break-ins and other disruptive problems. The occurrence of these problems may result in claims against NTS or us or liability on our part. These claims, regardless of their ultimate outcome, could result in costly litigation and could harm our business and reputation and impair NTS’ ability to attract and retain customers.
NTS could be adversely affected by information security breaches or cyber security attacks.
NTS’ web and cloud services involve the storage and transmission of our customers’, employees’, and portfolio companies’ proprietary information. NTS’ business relies on its digital technologies, computer and email systems, software, and networks to conduct its operations. NTS’ technologies, systems and networks may become the target of criminal cyber-attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of confidential, proprietary and other information of NTS or third parties with whom NTS deals, or otherwise disrupt our or our customers’ or other third parties’ business operations. It is critical to NTS’ business strategy that its facilities and infrastructure remain secure and are perceived by the marketplace to be secure. Although NTS believes it employs appropriate, NTS cannot guarantee that the security technologies (including data encryption processes, intrusion detection systems) it employs or, the comprehensive risk assessments it conducts, or its other internal control procedures will assure the security of its customers’ data. If NTS’ security measures are breached as a result of third-party action, employee error or otherwise, and as a result, its customers’ data becomes available to unauthorized parties, NTS and our other portfolio companies could incur liability and its reputation would be damaged, which could lead to the loss of current and potential customers. In addition, will be required to expend significant capital and other resources to detect, remedy, protect against or alleviate breaches of its network and security, and it may not be able to remedy these problems in a timely manner, or at all. Because techniques used by outsiders to obtain unauthorized network access or to sabotage systems change frequently and generally are not recognized until launched against a target, NTS may be unable to anticipate these techniques or implement adequate preventative measures. For example, an unauthorized third party recently misappropriated three of NTS’ domain names. NTS’ management and forensic investigators launched an investigation into the incident and based on the investigation to date, NTS’ management believes that attackers compromised a portion of its shared webhosting system, and may have acquired certain customer information limited to its shared webhosting customers, and/or gained access to certain of its shared webhosting servers. In response, NTS has taken a range of steps designed to further secure its systems, enhance its security protections, enhance access controls, and prevent future unauthorized activity. As a result of the incident, the Company reduced the fair value of its investment in NTS from $16.0 million as of September 30, 2017, to $12.4 million at December 31, 2017.
NTS’ business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the managed technology solutions business.
NTS’ managed technology business is built on technological platforms relying on the Microsoft Windows® products and other intellectual property that NTS currently licenses. As a result, if NTS is unable to continue to have the benefit of those licensing arrangements or if the products upon which its platform is built become obsolete, its business could be materially and adversely affected.
RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK INSURANCE AGENCY (NIA)
NIA depends on third parties, particularly property and casualty insurance companies, to supply the products marketed by its agents.
NIA contracts with property and casualty insurance companies typically provide that the contracts can be terminated by the supplier without cause. NIA’s inability to enter into satisfactory arrangements with these suppliers or the loss of these relationships for any reason would adversely affect the results of its insurance business. Also, NIA’s inability to obtain these products at competitive prices could make it difficult for it to compete with larger and better capitalized providers of such insurance services.
If NIA fails to comply with government regulations, its insurance agency business would be adversely affected.
NIA insurance agency business is subject to comprehensive regulation in the various states in which it conducts business. NIA’s success will depend in part upon its ability to satisfy these regulations and to obtain and maintain all required licenses and permits. NIA’s failure to comply with any statutes and regulations could have a material adverse effect on it. Furthermore, the adoption of additional statutes and regulations, changes in the interpretation and enforcement of current statutes and regulations could have a material adverse effect on it.
NIA does not have any control over the commissions it earns on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.
NIA earns commissions on the sale of insurance products. Commission rates and premiums can change based on the prevailing economic and competitive factors that affect insurance underwriters. In addition, the insurance industry has been characterized by periods of intense price competition due to excessive underwriting capacity and periods of favorable premium levels due to shortages of capacity. We cannot predict the timing or extent of future changes in commission rates or premiums or the effect any of these changes will have on the operations of NIA.
RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK PAYROLL AND BENEFIT SOLUTIONS (NPS)
Unauthorized disclosure of employee data, whether through a cyber-security breach of our computer systems or otherwise, could expose NPS to liability and business losses.
NPS collects and stores sensitive data about individuals in order to process the transactions and for other internal processes. If anyone penetrates its network security or otherwise misappropriates sensitive individual data, NPS could be subject to liability or business interruption. NPS is subject to laws and rules issued by different agencies concerning safeguarding and maintaining the confidentiality of this information. Its activities have been, and will continue to be, subject to an increasing risk of cyber-attacks, the nature of which is continually evolving. Cyber-security risks include unauthorized access to privileged and sensitive customer information, including passwords and account information of NPS’ customers. While it subjects its data systems to periodic independent testing and review, NPS cannot guarantee that its systems will not be penetrated in the future. Experienced computer programmers and hackers may be able to penetrate NPS’ network security, and misappropriate or compromise our confidential information, create system disruptions, or cause shutdowns. As a result, NPS’ customers’ information may be lost, disclosed, accessed or taken without its customers’ consent. If a breach of NPS’ system occurs, it may be subject to liability, including claims for impersonation or other similar fraud claims. In the event of any such breach, NPS may also be subject to a class action lawsuit. Any significant violations of data privacy could result in the loss of business, litigation and regulatory investigations and penalties that could damage NPS’ reputation, and the growth of its business could be adversely affected.
NPS is subject to risks surrounding Automated Clearing House (“ACH”) payments.
Credit risk in ACH payments arises when a party to a contract fails to deposit funds required to settle the contract. This can occur if a client of NPS suffers losses, enters into bankruptcy or defrauds NPS. In such an event, NPS could bear the financial burden of settling the customer’s contract.
NPS’ systems may be subject to disruptions that could adversely affect its business and reputation.
NPS’ payroll business relies heavily on its payroll, financial, accounting and other data processing systems. If any of these systems or any of the vendors which supply them fails to operate properly or becomes disabled even for a brief period of time, NPS could suffer financial loss, a disruption of its business, liability to clients, regulatory intervention or damage to its reputation. NPS has disaster recovery plans in place to protect its businesses against natural disasters, security breaches, military or terrorist actions, power or communication failures or similar events. Despite NPS’ preparations, its disaster recovery plans may not be successful in preventing the loss of client data, service interruptions, and disruptions to its operations or damage to its important facilities.
If NPS fails to adapt its technology to meet client needs and preferences, the demand for its services may diminish.
NPS operates in industries that are subject to rapid technological advances and changing client needs and preferences. In order to remain competitive and responsive to client demands, NPS continually upgrades, enhances and expands its existing solutions and services. If NPS fails to respond successfully to technological challenges, the demand for its services may diminish.
NPS could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.
NPS generally determines the availability of customer (employer) funds prior to making payments to employees or taxing authorities, and such employer funds are generally transferred in to its accounts prior to making payments out. Due to the structure of the banking system however, there are times when NPS may make payroll or tax payments and not immediately receive the funds to do so from the employer. There can be no assurance that the procedures NPS has in place to prevent these occurrences or mitigate the damages will be sufficient to prevent loss to its business. In addition, NPS could incur unreimbursed costs or damages due to delays in processing customer payrolls or payroll taxes in a timely manner.
RISKS RELATED TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK BUSINESS CREDIT SOLUTIONS (NBCS)
An unexpected level of defaults in NBCS’s accounts receivables, inventory or SBA 504 loan portfolios would reduce its income and increase its expenses.
If NBCS’ level of non-performing assets in its receivable financing, inventory financing or SBA 504 lending business rises in the future, it could adversely affect its revenue, earnings and cash flow. Non-performing assets primarily consist of receivables for which the customer has not made timely payment. In certain situations, NBCS may restructure the receivable to permit such a customer to have smaller payments over a longer period of time. Such a restructuring or non-payment by a receivables or inventory customer will result in lower revenue and less cash available for NBCS’ operational activities.
NBCS’ reserve for credit losses may not be sufficient to cover unexpected losses.
NBCS’ business depends on the behavior of its customers. In addition to its credit practices and procedures, NBCS maintains a reserve for credit losses on its accounts receivable and inventory portfolios, which it has judged to be adequate given the receivables it purchases. NBCS periodically reviews its reserve for adequacy considering current economic conditions and trends, charge-off experience and levels of non-performing assets, and adjusts its reserve accordingly. However, because of recent unstable economic conditions, its reserves may prove inadequate, which could have a material adverse effect on its financial condition and results of operations.
NBCS depends on outside financing to support its receivables financing and inventory financing businesses.
NBCS’ receivables and inventory financing business depends on outside financing to support its acquisition of receivables. Termination of the credit lines for any reason would have a material adverse effect on its business, including but not limited to, the liquidation of its receivables portfolios to pay down the lines. If funds from such sale were insufficient to completely pay down the line of credit, NBCS would be responsible for any short fall. We are a guarantor on the Sterling Receivable and Inventory Facility at NBCS. Maximum borrowings under the Sterling Receivable and Inventory Facility are $22,500,000. The Sterling Receivable and Inventory Facility matures in February 2019 and automatically renews annually. At March 31, 2018, total principal owed by NBCS was $12,885,000. NBCS also entered into the Sterling 504 Facility. We are also a guarantor on the Sterling 504 Facility. Maximum borrowings under the Sterling 504 Facility are $35,000,000, depending on syndication. The Sterling 504 Facility matures in August 2018. At March 31, 2018, total principal owed by NBCS was $5,093,000. The Sterling 504 Facility specifies certain events of default, pursuant to which all outstanding amounts under the Sterling 504 Facility could become immediately due and payable.
We have guaranteed NBCS’ obligations under both facilities. If NBCS defaults on these lines of credit, we would be required to make payments under the guarantees, which could have a material adverse effect on our financial condition and results of operations.
In addition, if NBCS loses either of these lines of credit and NBCS is unable to renew or replace these lines of credit, it would materially impact the business of NBCS and have a material adverse effect on its financial condition and results of operations.
LEGAL PROCEEDINGS — PORTFOLIO COMPANIES
Our portfolio companies may, from time to time, be involved in various legal matters, including the currently pending case — Federal Trade Commission v. WV Universal Management, LLC et al., which may have an adverse effect on their operations and/or financial condition.
On October 29, 2012, the Federal Trade Commission (“FTC”) filed a complaint — Federal Trade Commission v. WV Universal Management, LLC (the “Complaint”) — in the United States District Court for the Middle District of Florida (the “Court”). The Complaint alleged that two related merchants, who were accounts of UPS, and the principals of the merchants, and the independent sales agent who brought the merchants to UPS (collectively, not including UPS, the “Merchant Defendants”), violated the Federal Trade Commission Act and the Telemarketing and Consumer Fraud and Abuse Prevention Act (collectively, the “Acts”) by engaging in various deceptive acts and/or practices in connection with the merchants’ telemarketing of its debt relief and credit card interest rate reduction services. Specifically, among other charges, the Complaint alleges that the Merchant Defendants improperly charged consumers for their services, misrepresented material aspects of their debt relief services to consumers and made outbound calls to persons in violation of one or more of the Acts, including to persons on the Do Not Call Registry.
During the quarter ended June 30, 2013, the FTC amended the Complaint, to add UPSW as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing

Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPSW on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPSW and the other remaining defendants. Prior to the Court hearing on the motions, UPSW and the FTC reached a settlement on the FTC’s motion for a permanent injunction. On May 19, 2015, the Court entered an equitable monetary judgment against UPSW for $1,735,000. The $1,735,000 was fully expensed in 2014 by UPSW.
On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit vacated the Court’s order awarding joint and several liability for equitable monetary relief in the amount of  $1,735,000 against UPSW, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPSW should be jointly and severally liable for restitution, and in what amount, if any. On October 26, 2016, the Court entered an equitable monetary judgment against UPSW for $1,735,000. On December 13, 2017, the United States Court of Appeals for the Eleventh Circuit affirmed the Court’s order awarding joint and several liability for equitable monetary relief against UPSW. UPSW has filed a petition for a writ of certiorari requesting that the United States Supreme Court review the judgment.
UPSW instituted an action against a former independent sales agent in Wisconsin state court for, among other things, breach of contract. The former sales agent answered the complaint and filed counterclaims against UPSW. Following UPSW’s successful appeal of several of the court’s rulings, the action has been assigned to a new judge for further proceedings. UPSW intends to vigorously pursue its claims against the former sales agent and defend the counterclaims asserted.
On October 13, 2017, the Company announced that its portfolio company, BSP, was served with a search warrant by the Federal Bureau of Investigation (“FBI”) on October 12, 2017 at BSP offices in Westfield, Indiana. The Company closed on its $5,400,000 investment in BSP in June 2016. During the year ended December 31, 2017, the Company recorded a $2,000,000 unrealized loss on its investment in BSP to reflect the potential impact to the business and tradename as a result of the FBI investigation. The Company is monitoring the situation and is cooperating fully with the authorities.
RISKS RELATED TO OUR CAPCO BUSINESS
The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.
The tax credits associated with the Capco programs and provided to our Capcos’ investors are to be utilized by the investors over a period of time, which is typically ten years. Much can change during such a period and it is possible that one or more states may revise or eliminate the tax credits. Any such revision or repeal could have a material adverse economic impact on our Capcos, either directly or as a result of the Capco’s insurer’s actions. Any such final state action that jeopardizes the tax credits could result in the provider of our Capco insurance assuming partial or full control of the particular Capco in order to minimize its liability under the Capco insurance policies issued to our investors.
Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our shareholders to the loss of one or more Capcos.
Despite the fact that we have met all applicable minimum requirements of the Capco programs in which we still participate, each Capco remains subject to state regulation until it has invested 100% of its funds and otherwise remains in full legal compliance. There can be no assurance that we will continue to be able to do so. A major regulatory violation, while not fatal to our Capco business, would materially increase the cost of operating the Capcos.
We know of no other publicly-held company that sponsors and operates Capcos as a part of its business. As such, there are, to our knowledge, no other companies against which investors may compare our Capco business and its operations, results of operations and financial and accounting structures.
In the absence of any meaningful peer group comparisons for our Capco business, investors may have a difficult time understanding and judging the strength of our business. This, in turn, may have a depressing effect on the value of our stock.

RISKS RELATED TO OUR SECURITIES
As of March 31, 2018 our CEO beneficially owns approximately 5.7% of our common stock, and may be able to exercise significant influence over the outcome of most shareholder actions.
Because of his ownership of our stock, Barry Sloane, our Chairman, Chief Executive Officer and President, may be able to exercise significant influence over actions requiring shareholder approval, including the election of directors, the adoption of amendments to the certificate of incorporation, approval of stock incentive plans and approval of major transactions such as a merger or sale of assets. This could delay or prevent a change in control of the Company, deprive our shareholders of an opportunity to receive a premium for their common stock as part of a change in control and have a negative effect on the market price of our common stock.
Our common stock price may be volatile and may decrease substantially.
The trading price of our common stock may fluctuate substantially. The price of our common stock may be higher or lower depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:
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price and volume fluctuations in the overall stock market from time to time;

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investor demand for our stock;

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significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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changes in regulatory policies or tax guidelines with respect to RICs, BDCs, or SBLCs;

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failure to qualify as a RIC, or the loss of RIC status;

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any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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changes, or perceived changes, in the value of our portfolio investments;

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departures of key Company personnel;

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operating performance of companies comparable to us; or

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general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
Future issuances of our common stock or other securities, including preferred shares, may dilute the per share book value of our common stock or have other adverse consequences to our common shareholders.
Our Board has the authority, without the action or vote of our shareholders, to issue all or part of the approximately 181,439,000 authorized but unissued shares of our common stock. Our business strategy relies upon investments in and acquisitions of businesses using the resources available to us, including our common stock. Additionally, we anticipate granting additional options or restricted stock awards to our employees and directors in the future. Absent exemptive relief, a BDC generally may not issue restricted stock to its directors, officers and employees. In May 2016, the SEC issued an order granting the Company’s request for exemptive relief to allow us to amend our equity compensation plan and make such grants and awards, subject to shareholder approval. We may also issue additional securities, through public or private offerings, in order to raise capital. Future issuances of our common stock will dilute the percentage of ownership interest of current shareholders and could decrease the per share book value of our common stock. In addition, option holders may exercise their options at a time when we would otherwise be able to obtain additional equity capital on more favorable terms. In July 2016, our shareholders approved the amendments to our equity compensation plan, and certain restricted stock awards granted thereunder.
We may also issue additional securities, through public or private offerings, in order to raise capital. Future issuances of our common stock will dilute the percentage of ownership interest of current shareholders and could decrease the per share book value of our common stock. In addition, option holders may exercise their options at a time when we would otherwise be able to obtain additional equity capital on more favorable terms.
Pursuant to our amended and restated charter, our Board is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, into one or more classes or series of stock, including preferred stock. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common shareholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value per share of our common stock if our Board determines that such sale is in our best interests and in the best interests of our shareholders, and our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease, and you may experience dilution.
Our shareholders may experience dilution upon the repurchase of common shares.
The Company has instituted programs which allow the Company to repurchase the Company’s outstanding common shares on the open market. Under the programs, purchases may be made at management’s discretion from time to time in open-market transactions, in accordance with all applicable securities laws and regulations. On May 11, 2016, the Company announced that its Board approved a new share repurchase program under which the Company was able to repurchase up to 150,000 of the Company’s outstanding common shares on the open market. This program terminated on November 11, 2016. On November 21, 2016 the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 200,000 of the Company’s outstanding common shares on the open market. The program terminated on May 21, 2017 but our Board may authorize a new repurchase program in the future.
The authorization and issuance of  “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our shareholders.
Our certificate of incorporation allows our Board to issue preferred shares with rights and preferences set by the Board without further shareholder approval. The issuance of these “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our shareholders. For example, in the event of a hostile takeover attempt, it may be possible for management and the Board to impede the attempt by issuing the preferred shares, thereby diluting or impairing the voting power of the other outstanding common shares and increasing the potential costs to acquire control of us. Our Board has the right to issue any new shares, including preferred shares, without first offering them to the holders of common shares, as they have no preemptive rights. The Company does not currently intend to issue preferred shares.
Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Newtek or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person.
The SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and, after notification, the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. If such conditions are met, and we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.
We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board in three classes serving staggered three-year terms and authorizing our Board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without shareholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our shareholders.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
All of the common stock held by our executive officers and directors, represents approximately 1,231,917 shares, or approximately 7% of our total outstanding shares as of March 31, 2018. Such shares are generally freely tradable in the public market. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.
We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. To counteract such an event, we might need to liquidate investments to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.
Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.
The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior shareholder approval of issuances below net asset value provided that our Board makes certain determinations. On August 11, 2017, at our Special Meeting of Shareholders, our shareholders approved a proposal that authorizes us to sell up to 20% of our common stock at a price below the Company’s then-current net asset value per share, subject to certain conditions. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board that such issuance is in our and our shareholders’ best interests.
If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a shareholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing shareholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing shareholders resulting from the sale of common stock at prices below the net asset value of such shares.
RISKS RELATED TO OUR PUBLICLY-TRADED DEBT
The 2022 Notes and 2023 Notes, together, the “Notes” are unsecured and therefore are effectively subordinated to any secured indebtedness we have outstanding or may incur in the future.
In September 2015 and February 2018 we issued $8,324,000 and $57,500,000 in aggregate principal amount of the 2022 Notes and 2023 Notes, respectively. The Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding or may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security). In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the existing or future secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes.

The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
The Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes.
Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.
The indenture under which the Notes were issued contains limited protection for holders of the Notes.
The indentures under which the Notes were issued offers limited protection to holders of the Notes. The terms of the indentures and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indentures and the Notes do not place any restrictions on our or our subsidiaries’ ability to:
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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings (or 150% if our board or shareholders take certain actions (see “Regulation” for more information));

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pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC’s status as a RIC under Subchapter M of the Code (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% (or 150% if our board or shareholders take certain actions) at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);

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sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

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enter into transactions with affiliates;

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create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

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make investments; or

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create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indentures does not require us to offer to purchase the Notes in connection with a change of control, asset sale or any other event. Furthermore, the terms of the indentures and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity. Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.
Other debt we issue or incur in the future could contain more protections for its holders than the indentures and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.
If we default on our obligations to pay other indebtedness that we may incur in the future, we may not be able to make payments on the Notes.
In the future, we may enter into agreements to incur additional indebtedness, including a secured credit facility. A default under such agreements to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on such future additional indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing such future additional indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders of other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future credit facilities likely will have customary cross-default provisions, if the indebtedness under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.
We may choose to redeem the Notes when prevailing interest rates are relatively low.
On or after September 23, 2018 and March 1, 2020, we may choose to redeem the 2022 Notes and the 2023 Notes, respectively, from time to time, especially when prevailing interest rates are lower than the interest rate on the 2022 Notes or 2023 Notes. If prevailing rates are lower at the time of redemption, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.
On November 21, 2016, the Company announced that its Board approved a repurchase program under which the Company could have repurchased up to 10%, or $832,400 in aggregate principal amount, of its 2022 Notes and up to 10%, or $4,025,000 in aggregate principal amount, of its 7.00% notes due 2021 (the “2021 Notes”) through open market purchases, including block purchases, in such manner as will comply with the provisions of the 1940 Act and the Exchange Act. The repurchase plan expired on May 21, 2017, however, the Company may institute a new repurchase plan in the future.

On February 21, 2018, the Company issued redemption notices to the holders of the 2021 Notes. The Company redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes on March 23, 2018 (the “Redemption Date”) at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date. See “Recent Developments”.
The trading market or market value of our publicly traded debt securities may fluctuate.
The 2022 Notes and the 2023 Notes are new issues of debt securities listed on the Nasdaq Global Market under the symbols “NEWTZ” and “NEWTI,” respectively. Although the Notes are listed on Nasdaq, we cannot assure you that a trading market for our publicly issued debt securities will be maintained. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:
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the time remaining to the maturity of these debt instruments;

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the outstanding principal amount of debt securities with terms identical to these debt securities;

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the ratings assigned by the national statistical rating agencies;

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the general economic environment;

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the supply of debt securities trading in the secondary market, if any;

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the level, direction and volatility of market interest rates generally; and

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market rates of interest higher or lower than rates borne by the debt securities.

You should be aware that there may be a limited number of buyers when you decide to sell your securities. This too may materially adversely affect the market value of the debt securities of the trading market for the debt securities.
Because we have received the approval of our Board, we will be subject to a 150% asset coverage ratio beginning on April 27, 2019, which allows us to double the amount of leverage we may incur, unless shareholders approve the 150% asset coverage ratio before that date.
The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows a “required majority” (as defined in Section 57(o) of the 1940 Act) of our directors to approve an increase in our leverage capacity, and such approval would become effective after one year from the date of approval. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.
On April 27, 2018 our Board of directors approved the application of the reduced asset coverage ratio to us. As a result, we will be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets) beginning on April 27, 2019, assuming that additional borrowings are available. As a result, beginning on April 27, 2019, we will be allowed to double the amount of leverage we may incur as compared to the amount of leverage we currently are allowed to incur. Our Board also recommended that the Company submit a proposal to approve the 150% asset coverage limitation to shareholders at a special meeting of shareholders, which is expected to take in July 2018. If shareholders approve any such proposal, we will be able to reduce our assets coverage ratio from 200% to 150% effective the day after such shareholder approval.

Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then the additional leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not increased our leverage. Conversely, if the value of our assets decreases, the additional leverage would cause net asset value to decline more sharply than it otherwise would have had we not increased our leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the additional leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not increased our leverage. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “Risk Factors — Risks Related to Our Business and Structure — We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.
In addition, the ability of BDCs to increase their leverage will increase the capital available to BDCs and thus competition for the investments that we seek to make. This may negatively impact pricing on the investments that we do make and adversely affect our net investment income and results of operations.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS
This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:
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our future operating results;

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our business prospects and the prospects of our portfolio companies;

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the impact of investments that we expect to make;

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our contractual arrangements and relationships with third parties;

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the dependence of our future success on the general economy and its impact on the industries in which we invest;

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the ability of our portfolio companies to achieve their objectives;

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our expected financings and investments;

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our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;

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the adequacy of our cash resources and working capital; and

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the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
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an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;

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a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

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interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and

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the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS
We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.
We anticipate that substantially all of the net proceeds of any offering of our securities will be used for the above purposes within six to nine months from the consummation of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of an offering of our securities, in part because investments in private companies often require substantial research and due diligence.
Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on the Nasdaq Global Market under the symbol “NEWT.” The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our common stock as reported on the Nasdaq Global Market:
	Price Range		NAV(1)		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
Period	High	Low
First Quarter: January 1, 2016 Through March 31, 2016	$14.51	$9.37		$14.10	3%	(34)%
Second Quarter: April 1, 2016 Through June 30, 2016	$13.36	$11.83		$14.11	(6)%	(19)%
Third Quarter: July 1, 2016 Through September 30, 2016	$14.44	$12.26		$14.26	1%	(14)%
Fourth Quarter: October 1, 2016 Through December 31, 2016	$16.09	$13.76		$14.30	13%	(4)%
First Quarter: January 1, 2017 Through March 31, 2017	$17.58	$15.15		$14.00	23%	6%
Second Quarter: April 1, 2017 Through June 30	$18.00	$15.68		$14.36	25%	9%
Third Quarter: July 1, 2017 Through September 30, 2017	$18.09	$15.98		$14.40	26%	11%
Fourth Quarter: October 1, 2017 Through December 31, 2017	$19.20	$16.48		$15.08	27%	9%
First Quarter: January 1, 2018 Through March 31, 2018	$18.91	$16.47		$15.05	26%	9%
Second Quarter: April 1, 2018 Through June 25, 2018	$20.76	$17.53	$	*	*%	*%

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The values reflect stockholders equity per share/net asset value and are based on outstanding shares at the end of each period.

(2)
Calculated as the respective high or low sales price divided by net asset value and subtracting 1.

*
Not determinable at time of filing.

The last reported price for our common stock on June 25, 2018 was $19.92 per share. As of June 25, 2018 Newtek Business Services Corp. had approximately 124 stockholders of record.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value. As of June 25, 2018, our common stock closed at $19.92 per share. Our net asset value was $15.05 per share as of March 31, 2018.
Distributions
In order to receive tax treatment as a RIC, we must distribute to our shareholders, in respect of each taxable year, dividends for U.S. federal income tax purposes of an amount generally at least equal to the Annual Distribution Requirement. Upon satisfying this requirement in respect of a taxable year, we generally will not be subject to corporate taxes on any income we distribute to our shareholders as dividends for U.S. federal income tax purposes.
However, as a RIC we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we make distributions treated as dividends for U.S. federal income tax purposes in a timely manner to our shareholders in respect of each calendar year of an amount at least equal to the sum of  (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We will not be subject to this excise tax on any amount on which we incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, distributions declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.
We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act. See “Regulation.”
The following table summarizes the Company’s dividend declarations and distributions during the three months ended March 31, 2018 and during the years ended December 31, 2017 and 2016.
Record Date	Payment Date	Distribution Declared
January 7, 2016	January 19, 2016	$0.40
March 22, 2016	March 31, 2016	$0.35
June 20, 2016	June 30, 2016	$0.35
September 20, 2016	September 30, 2016	$0.43
December 15, 2016	December 30, 2016	$0.40
March 20, 2017	March 31, 2017	$0.36
May 31, 2017	June 30, 2017	$0.40
September 22, 2017	September 29, 2017	$0.44
January 18, 2018	March 30, 2018	$0.40
		$3.53

Our Board maintains a variable distribution policy with the objective of distributing four quarterly distributions in an amount that approximates 90 – 100% of our taxable quarterly income or potential annual income for a particular taxable year. In addition, at the end of our taxable year, our Board may choose to pay an additional special distribution, or fifth distribution, so that we may distribute approximately all of our annual taxable income in the taxable year in which it was earned, or may elect to maintain the option to spill over our excess taxable income into the following taxable year as part of any future distribution payments.
Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of a shareholder’s tax basis in our shares, and any distributions paid in excess of a shareholder’s tax basis in our shares would generally be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year and is generally based upon our taxable income for the full taxable year and distributions paid for the full taxable year. Of the distributions declared during the three months ended March 31, 2018, and the years ended December 31, 2017 and 2016, 100% were distributions derived from our current and accumulated earnings and profits. There can be no certainty to shareholders that this determination is representative of the tax attributes of the 2018 distributions that we anticipate would be made to shareholders.

We maintain an “opt-out” dividend reinvestment plan for our common shareholders. As a result, if we declare a distribution, cash distributions will be automatically reinvested in additional shares of our common stock unless the shareholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash distributions. During 2017, 2016 and 2015, the Company issued 44,000, 58,000 and 17,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

RATIO OF EARNINGS TO FIXED CHARGES
The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.
	As a Business Development Company				Prior to Becoming a Business Development Company
	For the Quarter Ended March 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period November 12, 2014 through December 31, 2014	For the Period January 1, 2014 through November 10, 2014	For the Year Ended December 31, 2013
Earnings to Fixed Charges	3.31	4.42	4.24	6.52	2.20	1.98	2.89
For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit), including excise tax expense, plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of deferred financing costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.
Executive Overview
We are a leading national non-bank lender and own and control certain portfolio companies under the Newtek® brand (our “controlled portfolio companies,” as defined below) that provide a wide range of business and financial products to SMBs. Newtek’s products and services include: Business Lending, including origination of loans under the SBA 7(a) and SBA 504 loan programs, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing and disaster recovery), Technology Consulting, eCommerce, Accounts Receivable and Inventory Financing, personal and commercial Insurance Solutions, Web Solutions, Data Backup, Storage and Retrieval, and Payroll and Benefits Solutions to SMB accounts nationwide across all industries. We have an established and reliable platform that is not limited by client size, industry type, or location. As a result, we believe we have a strong and diversified client base across every state in the U.S. and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software, which is similar to, but we believe better than, the system popularized by Salesforce.com. We believe that this technology and business model distinguishes us from our competitors.
We consolidate the following wholly-owned subsidiaries:
•
Newtek Small Business Finance, LLC

•
Newtek Asset Backed Securities, LLC

•
The Whitestone Group, LLC

•
Wilshire Colorado Partners, LLC

•
Wilshire DC Partners, LLC

•
Wilshire Holdings I, Inc.

•
Wilshire Louisiana BIDCO, LLC

•
Wilshire Louisiana Partners II, LLC

•
Wilshire Louisiana Partners III, LLC

•
Wilshire Louisiana Partners IV, LLC

•
Wilshire New York Advisers II, LLC

•
Wilshire New York Partners III, LLC

•
Wilshire New York Partners IV, LLC

•
Wilshire New York Partners V, LLC

•
Wilshire Partners, LLC

•
CCC Real Estate Holdings, LLC

•
Exponential Business Development Co., Inc.

•
Newtek LSP Holdco, LLC

•
Newtek Business Services Holdco 1, Inc.

•
Newtek Business Services Holdco 2, Inc.

•
Newtek Business Services Holdco 3, Inc.

•
Newtek Business Services Holdco 4, Inc.

•
Newtek Business Services Holdco 5, Inc. (formerly Banc-Serv Acquisition, Inc.)

•
Newtek Business Services Holdco 6, Inc.

We are an internally-managed, closed-end, non-diversified investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under the Code beginning in the 2015 tax year. As a BDC and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code. We converted to a BDC in November 2014. As a result, previously consolidated subsidiaries are now recorded as investments in controlled portfolio companies, at fair value. NSBF is a consolidated subsidiary and originates loans under the SBA’s 7(a) program.
Our common shares are currently listed on the Nasdaq Global Market under the symbol “NEWT”.
NSBF has been granted PLP status and originates, sells and services SBA 7(a) loans and is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Being a national lender, PLP status allows NSBF to expedite the origination of loans since NSBF is not required to present applications to the SBA for concurrent review and approval. The loss of PLP status could adversely impact our marketing efforts and ultimately our loan origination volume which could negatively impact our results of operations.
As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control.
We target our debt investments, which are principally made through our business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate. All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity. The amount of new debt investments, particularly SBA 7(a) loans that we originate, will directly impact future investment income. In addition, future amounts of unrealized appreciation or depreciation on our investments, as well as the amount of realized gains or losses, will also fluctuate depending upon economic conditions and the performance of our investment portfolio. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.
We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants. Debt investments in portfolio companies, including the controlled portfolio companies, have historically and are expected to continue to comprise the majority of our overall investments in number and dollar volume.
While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating platform or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to immediate return. Our objectives with these companies is to foster the development of the businesses as a part of the integrated operational platform of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise and as another means of supporting their development.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries, or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our shareholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.
Revenues
We generate revenue in the form of interest, dividend, servicing and other fee income on debt and equity investments. Our debt investments typically have terms of 10 to 25 years and bear interest at prime plus a margin. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We receive servicing income related to the guaranteed portions of SBA investments which we originate and sell into the secondary market. These recurring fees are earned daily and recorded when earned. In addition, we may generate revenue in the form of packaging, prepayment, legal and late fees. We record such fees related to loans as other income. Dividends are recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income is recorded at the time dividends are declared. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income, return of capital or realized gain.
We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and assets that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments or servicing assets, as appropriate, in the consolidated statements of operations.
Expenses
Our primary operating expenses are salaries and benefits, interest expense and other general and administrative costs, such as professional fees, marketing, referral fees, servicing costs and rent. Since we are an internally-managed BDC with no outside adviser or management company, the BDC incurs all the related costs to operate the Company.

Loan Portfolio Asset Quality and Composition
The following table sets forth distribution by business type of the Company’s SBA 7(a) unguaranteed loan portfolio at March 31, 2018 and December 31, 2017 on a cost basis (in thousands):
As of March 31, 2018
Distribution by Business Type
Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	1,314	246,674	188	82.4%
Business Acquisition	191	38,415	201	12.8%
Start-Up Business	146	14,515	99	4.8%
Total	1,651	$299,604	$181	100.0%

As of December 31, 2017
Distribution by Business Type
Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	1,240	$235,416	$190	81.8%
Business Acquisition	188	37,935	202	13.2%
Start-Up Business	144	14,339	100	5.0%
Total	1,572	$287,690	$183	100.0%

The following table sets forth distribution by borrower’s credit score of the Company’s SBA 7(a) unguaranteed loan portfolio at March 31, 2018 and December 31, 2017 on a cost basis (in thousands):
As of March 31, 2018
Distribution by Borrowers Credit Score
Credit Score	# of Loans	Aggregate Balance	Average Balance	% of Balance
400 to 550	20	3,239	162	1.2%
551 to 600	51	13,581	266	4.5%
601 to 650	232	46,514	200	15.5%
651 to 700	485	91,947	190	30.7%
701 to 750	501	87,546	175	29.2%
751 to 800	308	51,082	166	17.0%
801 to 850	45	4,018	89	1.3%
Not Available	9	1,677	186	0.6%
Total	1,651	$299,604	$181	100.0%

As of December 31, 2017
Distribution by Borrower Credit Score
Credit Score	# of Loans	Aggregate Balance	Average Balance	% of Balance
500 to 550	20	$3,261	$163	1.1%
551 to 600	50	12,614	252	4.4%
601 to 650	225	45,608	203	15.8%
651 to 700	464	89,345	193	31.0%
701 to 750	472	84,783	180	29.5%
751 to 800	291	46,567	160	16.2%
801 to 850	41	3,633	89	1.3%
Not available	9	1,879	209	0.7%
Total	1,572	$287,690	$183	100.0%

The following table sets forth distribution by primary collateral type of the Company’s SBA 7(a) unguaranteed loan portfolio at March 31, 2018, December 31, 2017, and December 31, 2016 on a cost basis (in thousands):
As of March 31, 2018
Distribution by Primary Collateral Type
Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	778	173,954	224	58.1%
Machinery and Equipment	270	48,132	178	16.1%
Residential Real Estate	327	26,823	82	9.0%
Other	80	29,648	371	9.8%
Accounts Receivable and Inventory	135	17,424	129	5.7%
Liquid Assets	12	610	51	0.2%
Furniture and Fixtures	14	1,950	139	0.7%
Unsecured	35	1,063	30	0.4%
Total	1,651	$299,604	$181	100.0%

As of December 31, 2017
Distribution by Primary Collateral Type
Collateral Type	# of Loans	Aggregate Balance	Average Balance	% of Balance
Commercial Real Estate	747	$168,063	$225	58.4%
Machinery and Equipment	253	46,366	183	16.1%
Residential Real Estate	317	25,789	81	9.0%
Other	75	28,398	379	9.9%
Accounts Receivable and Inventory	121	15,499	128	5.4%
Liquid Assets	12	625	52	0.2%
Unsecured	34	1,080	32	0.4%
Furniture and Fixtures	13	1,870	144	0.6%
Total	1,572	$287,690	$183	100.0%

The following table sets forth distribution by days delinquent of the Company’s SBA 7(a) unguaranteed loan portfolio at March 31, 2018 and December 31, 2017 on a cost basis (in thousands):
As of March 31, 2018
Days Delinquent
Delinquency Status	# of Loans	Aggregate Balance	Average Balance	% of Balance
Current	1,471	254,700	173	85.0%
1 – 30 Days	43	10,967	255	3.7%
31 – 60 Days	22	8,005	364	2.7%
61 – 90 Days	12	1,903	159	0.6%
91 Days or greater	103	24,029	233	8.0%
Total	1,651	$299,604	$181	100.0%

As of December 31, 2017
Distribution by Days Delinquent
Delinquency Status	# of Loans	Aggregate Balance	Average Balance	% of Balance
Current	1,419	$249,960	$176	86.9%
1 to 30 days	43	12,009	279	4.2%
31 to 60 days	11	2,049	186	0.7%
61 to 90 days	1	475	475	0.2%
91 days or greater	98	23,197	237	8.0%
Total	1,572	$287,690	$183	100.0%

Comparison of the three months ended March 31, 2018 and 2017
Investment Income
(in thousands)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Change
Investment income:
Interest income	$5,323	$4,382	$941
Dividend income	2,625	2,300	325
Servicing income	2,065	1,646	419
Other income	1,055	665	390
Total investment income	$11,068	$8,993	$2,075

Interest Income
The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $267,042,000 from $207,437,000 for the three months ended March 31, 2018 and 2017, respectively, combined with an increase in the Prime Rate from 3.75% to 4.50% over the twelve month period. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments period over period. During the three months ended March 31, 2017, we recognized $641,000 of interest income related to accrued non-performing interest owed by one borrower that paid their accrued interest balance in full.

Dividend Income
(in thousands)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Change
Universal Processing Services of Wisconsin, LLC	$1,750	$1,750	$—
Premier Payments LLC	400	450	(50)
SIDCO, LLC	250	—	250
Small Business Lending, LLC	—	100	(100)
United Capital Source LLC	225	—	225
Total dividend income	$2,625	$2,300	$325

Dividend income increased $325,000 period over period. During the three months ended March 31, 2018, we earned $250,000 and $200,000 of dividend income from SIDCO and UCS, respectively, both wholly-owned controlled portfolio that we invested in April 2017 and October 2017 respectively. These increases were offset by decreases in dividend income earned from SBL and Premier. Dividend income is dependent on portfolio company earnings. Current quarter dividend income may not be indicative of future period dividend income. See Note 15 for the discussion on the sale of UCS.
NSBF Servicing Portfolio and Related Servicing Income
The following table represents the NSBF originated servicing portfolio and servicing income earned for the three months ended March 31, 2018 and 2017:
(in thousands):	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Change
Total NSBF originated servicing portfolio(1)	$1,275,249	$998,871	$276,378
Total servicing income earned	$2,065	$1,646	$419

(1)
Of this amount, the total average NSBF originated portfolio earning servicing income was $909,106,000 and $727,256,000 for the three months ended March 31, 2018 and 2017, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $181,850,000 period over period. The increase was attributable to an increase in SBA 7(a) non-affiliate investments period over period.
Other Income
Other income relates primarily to legal, packaging, prepayment, and late fees earned from SBA 7(a) loans. The $390,000 increase was related to $331,000 of recoveries from liquidations and an increase in legal and packaging fees earned as a result of the larger dollar volume of loans originated.
Expenses:
(in thousands)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Change
Expenses:
Salaries and benefits	$4,878	$4,651	$227
Interest	3,512	2,530	982
Depreciation and amortization	120	89	31
Professional fees	940	847	93
Origination and servicing	1,605	1,384	221
Change in fair value of contingent consideration liabilities	10	—	10
Loss on extinguishment of debt	1,059	—	1,059
Other general and administrative costs	1,717	1,586	131
Total expenses	$13,841	$11,087	$2,754

Salaries and Benefits
The $227,000 net increase in salaries and benefits was the result of an increase of  $547,000 in salaries and benefits resulting from an increase in headcount at NSBF, offset by a decrease in stock-based compensation expense of  $320,000, period over period. The additional headcount relates primarily to employees performing loan processing, loan closing, or loan servicing functions as a result of the increase in loan originations.
Interest Expense
The following is a summary of interest expense by facility for the three months ended March 31, 2018 and 2017:
(in thousands)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Change
Notes payable – Securitization trusts	$1,982	$1,411	$571
Bank notes payable	108	137	(29)
Notes due 2022	176	177	(1)
Notes due 2021	718	790	(72)
Notes due 2023	410	—	410
Notes payable – related parties	112	9	103
Other	6	6	—
Total interest expense	$3,512	$2,530	$982

The increase in interest expense period over period is primarily related to interest from the Notes payable — Securitization trusts, 2023 Notes and Notes payable — related parties. The increase from Notes payable — Securitization trusts was the result of an additional securitization transaction completed in December 2017. The Company recognized $410,000 of interest expense for the three months ended March 31, 2018 attributable to the 2023 Notes issued in February 2018, of which a portion of the proceeds was used to redeem 100% of the 2021 Notes. The increase in interest expense from Notes payable — related parties was related to the increase in the average outstanding Related Party RLOC balance during each period.
During the three months ended March 31, 2018, we redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date. As a result, we recorded a $1,059,000 loss on extinguishment of debt.
Net Realized Gains and Net Unrealized Appreciation and Depreciation
Net realized gains from SBA non-affiliate investments for the three months ended March 31, 2018 and 2017 were $9,881,000 and $8,685,000, respectively, which included realized losses of  $394,000 and zero, respectively.

Net Realized Gains on SBA Non-Affiliate Investments
	Three Months Ended
	March 31, 2018		March 31, 2017
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated during the quarter	125	$91,360	98	$78,643
SBA guaranteed non-affiliate investments sold during the quarter	114	$73,181	84	$59,813
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$10,275	—	$8,685
Average sale price as a percent of principal balance(1)	—	111.82%	—	112.03%

(1)
Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Unrealized Appreciation (Depreciation) on Investments
(in thousands)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Change
Net unrealized (depreciation) appreciation on SBA guaranteed non-affiliate investments	$(280)	$113	$(393)
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	992	(556)	1,548
Net unrealized appreciation on controlled investments	1,170	931	239
Change in deferred taxes	(299)	(566)	267
Total net unrealized appreciation (depreciation) on investments	$1,583	$(78)	$1,661

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to guaranteed portions of SBA debt investments made which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the SBA 7(a) loans are sold.
Net Unrealized Appreciation (Depreciation) on Controlled Investments
(in thousands)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Change
Universal Processing Services of Wisconsin, LLC	$5,000	$1,000	$4,000
Newtek Technology Solutions, Inc.	(1,200)	(350)	(850)
CDS Business Services, Inc.	—	1,750	(1,750)
PMTWorks Payroll, LLC	(70)	(1,395)	1,325
banc-serv Partners, LLC	(1,960)	—	(1,960)
Small Business Lending, LLC	(400)	—	(400)
Newtek Insurance Agency, LLC	(200)	—	(200)
Titanium Asset Management LLC	—	(27)	27
Excel WebSolutions, LLC	—	(47)	47
Total net unrealized appreciation on controlled investments	$1,170	$931	$239

Unrealized appreciation related to our investment in UPSW was related to an increase in revenue and EBITDA projections combined with a decrease in the corporate income tax rate as recently enacted by Congress.
Unrealized depreciation related to our investment in NTS was primarily due to the recent cybersecurity issues at NTS, as well as the Company’s inability to add sufficient new business. NTS expects to incur additional costs associated with the continued cyber security assessment and remediation.
During the three months ended March 31, 2018, the Company contributed $70,000 to PMT for working capital needs. Based on PMT’s inability to generate sufficient cash flows and its continued losses, the Company recognized unrealized depreciation of  $70,000 for the period.
The Company recognized $1,960,000 in unrealized depreciation on BSP during the three months ended March 31, 2018. A portion of the valuation adjustment, or $530,000, related to amounts that the Company contributed to BSP during the period for legal fees and other working capital needs. This amount increased the cost basis in BSP and was subsequently adjusted to zero through an unrealized depreciation adjustment included in the $1,960,000 change for the quarter. The valuation change was the result of several quantitative and qualitative factors. On a quantitative basis, BSP’s 2017 and first quarter 2018 financial performance did not meet its budget and BSP has lost customers during 2017 and 2018. Second, as previously disclosed, on October 12, 2017, the FBI executed a search warrant at BSP’s office in Westfield, Indiana. Management believes there is still uncertainty surrounding the long term impact that this investigation could have on the reputation of BSP and BSP’s customer base. In addition, Kerri Agee, the former owner and President of BSP, was terminated in April 2018, and while BSP is undergoing operational changes to position itself for stability and growth in the future, an adjustment in valuation based on the current facts and circumstances was required. Management is continuing to monitor BSP’s business and customer base closely and provide managerial support on an ongoing basis.
The unrealized depreciation adjustment of  $400,000 on the Company’s investment in SBL was the result of the portfolio company’s inability to add new third party loan servicing business to its portfolio, combined with the balance of SBL’s existing third party loan servicing portfolio declining as borrowers pay down their balances, resulting in a decrease in servicing fee income for SBL.
The unrealized depreciation adjustment of  $200,000 on the Company’s investment in NIA was the result of the portfolio company’s inability to add new business and meet its budget.
Provision for Deferred Taxes on Unrealized Appreciation of Investments
Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the three months ended March 31, 2018 and 2017, we recognized a provision for deferred taxes of  $299,000 and $566,000, respectively, related to the net unrealized appreciation of controlled portfolio company investments.
Comparison of the year ended December 31, 2017 and 2016
Investment Income
(in thousands)	December 31, 2017	December 31, 2016	Change
Investment income:
Interest income	$18,671	$11,518	$7,153
Dividend income	9,747	10,573	(826)
Servicing income	7,206	6,160	1,046
Other income	3,290	2,714	576
Total investment income	$38,914	$30,965	$7,949

Interest Income
The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $227,761,000 from $176,210,000 for the years ended December 31, 2017 and 2016, respectively, combined with an increase in the Prime Rate. During the year ended December 31, 2016 the Prime Rate was 3.50%. During the year ended December 31, 2017 the Prime Rate was increased three times to 3.75%, effective January 2017, to 4.00%, effective April 2017 and to 4.25%, effective July 2017. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments during the year. In addition, during the year ended December 31, 2017, we recognized $1,493,000 of interest income related to accrued non-performing interest owed by two borrowers who paid their accrued interest balance in full.
Dividend Income
(in thousands)	December 31, 2017	December 31, 2016	Change
Universal Processing Services of Wisconsin, LLC	$7,100	$6,800	$300
Premier Payments LLC	1,575	1,735	(160)
Newtek Technology Solutions, Inc.	—	990	(990)
International Professional Marketing, Inc.	550	—	550
SIDCO, LLC	225	—	225
Small Business Lending, LLC	—	696	(696)
banc-serv Partners, LLC	—	300	(300)
CDS Business Services, Inc.	200	—	200
The Secure CyberGateway, LLC	47	52	(5)
United Capital Source, LLC	50	—	50
Total dividend income	$9,747	$10,573	$(826)

Dividend income decreased $826,000 year over year. During the year ended December 31, 2017, we earned $200,000 of dividend income from NBCS, $550,000 and $225,000 of dividend income from IPM and SIDCO, respectively, both new wholly-owned controlled portfolio companies that we invested in on April 6, 2017. Dividend income earned from UPSW increased $300,000 year over year. These increases were offset by decreases in dividend income earned from NTS, SBL and BSP. Dividend income is dependent on portfolio company earnings. Current period dividend income may not be indicative of future period dividend income.
NSBF Servicing Portfolio and Related Servicing Income
The following table represents NSBF originated servicing portfolio and servicing income earned for the years ended December 31, 2017 and 2016:
(in thousands):	December 31, 2017	December 31, 2016	Change
Total NSBF originated servicing portfolio(1)	$1,221,624	$960,517	$261,107
Total servicing income earned	$7,206	$6,160	$1,046

(1)
Of this amount, the total average NSBF originated portfolio earning servicing income was $783,578,000 and $633,126,000 for the years ended December 31, 2017 and 2016, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $150,452,000 year over year. The increase was attributable to an increase in SBA 7(a) non-affiliate investments from 2016 to 2017.
Other Income
Other income relates primarily to legal, packaging, prepayment, and late fees earned from SBA 7(a) loans. The increase was related to an increase in legal and packaging fees earned as a result of the larger dollar volume of loans originated.

Expenses:
(in thousands)	December 31, 2017	December 31, 2016	Change
Salaries and benefits	$19,292	$15,234	$4,058
Interest	11,397	8,440	2,957
Depreciation and amortization	402	296	106
Professional fees	3,009	3,274	(265)
Origination and servicing	5,871	6,046	(175)
Change in fair value of contingent consideration liabilities	(455)	—	(455)
Other general and administrative costs	7,279	6,935	344
Total expenses	$46,795	$40,225	$6,570

Salaries and Benefits
Salaries and benefits increased $4,058,000 primarily due to an increase in headcount at NSBF. The additional headcount relates primarily to employees performing loan processing, loan closing or loan servicing functions as a result of the increase in loan originations. The increase in salaries and benefits was also related to a $386,000 increase in stock-based compensation expense year over year.
Interest Expense
The following is a summary of interest expense by facility for the years ended December 31, 2017 and 2016:
(in thousands)	December 31, 2017	December 31, 2016	Change
Notes payable – Securitization Trusts	$5,537	$3,976	$1,561
Bank notes payable	1,188	1,260	(72)
Notes due 2022	707	708	(1)
Notes due 2021	3,164	2,181	983
Notes payable – related parties	780	260	520
Other	21	55	(34)
Total interest expense	$11,397	$8,440	$2,957

The increase in interest expense year over year is primarily related to interest from the Notes payable — Securitization trusts, 2021 Notes and Notes payable — related parties. The increase from Notes payable — Securitization trusts was the result of an additional securitization transaction completed in November 2016 and December 2017. In April 2016, we issued $40,250,000 of 2021 Notes bearing interest at 7.00%. During the year ended December 31, 2017, we incurred a full year of interest expense as compared to a partial year of interest expense in 2016. The increase from Notes payable — related parties was related to the increase in the average outstanding balance year over year.
Change in Fair Value of Contingent Consideration
A portion of our investment in IPM consisted of contingent consideration based on IPM attaining specific EBITDA levels for 2017 and 2018. During the year ended December 31, 2017, we reduced the contingent consideration liability by $455,000 based on the probability of IPM attaining specific EBITDA levels for 2017 and 2018.
Other General and Administrative Costs
Other general and administrative costs include managed IT services, marketing, rent and other costs. In April 2016, the Company moved its headquarters to Lake Success, New York. As a result, the Company vacated its spaces in West Hempstead, New York and New York, New York. The Company recorded a loss of  $604,000 related to the remaining liabilities under the West Hempstead lease, offset by future rental income, during the year ended December 31, 2016. No such expense was incurred during the year ended December 31, 2017. The Company has sublet both spaces. This decrease was offset by $1,397,000 of bad debt expense related to amounts owed from related parties, primarily PMT and BSP, which we determined to be uncollectible and an increase in referral fees of  $485,000 related to the increase in loan originations year over year.

Net Realized Gains and Net Unrealized Appreciation and Depreciation
Net realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation on investments reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.
Net Realized Gains on SBA Non-Affiliate Investments
Net realized gains from SBA non-affiliate investments for the years ended December 31, 2017 and 2016 were $39,617,000 and $31,512,000, respectively, which includes realized losses of  $894,000 and $925,000 during the years ended December 31, 2017 and 2016, respectively.
	December 31, 2017		December 31, 2016
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated	480	$385,882	402	$309,147
SBA guaranteed non-affiliate investments sold	458	$283,630	379	$226,435
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$40,511	—	$32,437
Average sale price as a percent of principal balance(1)		111.99%		111.91%

(1)
Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Realized Gains (Losses) on Controlled Investments
During the year ended December 31, 2017 we recorded $200,000 in net realized losses from controlled portfolio companies which consisted of a $100,000 realized gain from a distribution in excess of cost basis from SBL and a $300,000 realized loss related to the reversal of unrealized depreciation on a debt investment in The Secure CyberGateway, LLC. For the year ended December 31, 2016, realized gains on controlled investments were $108,000 and represented distributions from SBL in excess of cost basis.
Net Unrealized Appreciation (Depreciation) on Investments
(in thousands)	December 31, 2017	December 31, 2016	Change
Net unrealized appreciation on SBA guaranteed non-affiliate investments	$1,398	$1,035	$363
Net unrealized (depreciation) appreciation on SBA unguaranteed non-affiliate investments	(1,342)	18	(1,360)
Net unrealized appreciation on controlled investments	12,957	11,337	1,620
Change in deferred taxes	(2,179)	(5,128)	2,949
Net unrealized depreciation on non-control/non-affiliate investments	—	(43)	43
Net unrealized loss in credits in lieu of cash and notes payable in credits in lieu of cash	—	(5)	5
Total net unrealized appreciation on investments	$10,834	$7,214	$3,620

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to guaranteed portions of SBA debt investments made which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the SBA 7(a) loans are sold.

Net Unrealized Appreciation (Depreciation) on Controlled Investments
(in thousands)	December 31, 2017	December 31, 2016	Change
Universal Processing Services of Wisconsin, LLC	$17,000	$10,552	$6,448
Newtek Technology Solutions, Inc.	(7,659)	(975)	(6,684)
Premier Payments LLC	2,000	4,562	(2,562)
CDS Business Services, Inc.	7,250	(175)	7,425
PMTWorks Payroll, LLC	(3,045)	(185)	(2,860)
banc-serv Partners, LLC	(2,000)	140	(2,140)
Small Business Lending, LLC	(800)	(2,200)	1,400
The Secure CyberGateway, LLC	300	(296)	596
Titanium Asset Management LLC	(42)	(86)	44
Excel WebSolutions, LLC	(47)	—	(47)
Total net unrealized appreciation on controlled investments	$12,957	$11,337	$1,620

Unrealized appreciation related to our investment in UPSW and Premier was related to an increase in revenue and EBITDA projections combined with a decrease in the corporate income tax rate as recently enacted by Congress. Unrealized appreciation related to our investment in NBCS was related to growth in its SBA 504 lending program and growth in its accounts receivable and inventory financing programs.
Unrealized depreciation related to our investment in NTS was related to weak financial performance. During the year ended December 31, 2017, we made an additional $1,000,000 debt investment in NPS. Due to NPS’ continued negative cash flows, we recorded an unrealized loss of  $3,045,000 on our total investment in NPS, which consisted of an $860,000 equity investment and $2,185,000 of debt investments, including a $1,000,000 investment made in NPS in 2017. During the year ended December 31, 2017, the Company recorded a $2,000,000 unrealized loss on its investment in BSP to reflect the potential impact to the business and tradename as a result of the FBI investigation discussed in Note 9.
Provision for Deferred Taxes on Net Unrealized Appreciation of Investments
Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the years ended December 31, 2017 and 2016, we recognized a provision for deferred taxes of  $2,179,000 and $5,128,000, respectively, related to the net unrealized appreciation of controlled portfolio company investments.
Net Unrealized Depreciation on Servicing Assets
(in thousands)	December 31, 2017	December 31, 2016	Change
Net unrealized depreciation on servicing assets	$(3,394)	$(2,269)	$(1,125)
The increase in unrealized depreciation on servicing assets is primarily related to the increase in the discount rate from 12.20% to 13.06% and an increase in the cumulative prepayment rate from 18.50% to 20.00%.

Comparison of the year ended December 31, 2016 and 2015
Investment Income
(in thousands)	December 31, 2016	December 31, 2015	Change
Investment income:
Interest income	$11,518	$9,201	$2,317
Dividend income	10,573	10,218	355
Servicing income	6,160	4,611	1,549
Other income	2,714	2,040	674
Total investment income	$30,965	$26,070	$4,895

Interest Income
The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $176,210,000 from $136,964,000 for the years ended December 31, 2016 and 2015, respectively, as well as the increase in the Prime Rate from 3.25% to 3.50% in December 2015. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments year over year.
Dividend Income
Dividend income is dependent on portfolio company earnings. Current year dividend income may not be indicative of future year dividend income.
The increase in dividend income is primarily related to an increase of dividends generated from Premier of  $1,135,000, an increase of  $682,000 in dividends generated from NTS, an increase of  $348,000 in dividends generated from SBL, an increase of  $210,000 in dividends generated from UPSW, and $300,000 of dividends generated from BSP, a new wholly owned controlled portfolio company investment we made in June 2016. These increases were offset by one-time dividends of  $1,080,000 and $1,162,000 received from Exponential Business Development Co., Inc. and Summit Systems and Designs, LLC, respectively in 2015, both of which are no longer operating portfolio company businesses.
NSBF Servicing Portfolio and Related Servicing Income
The following table represents NSBF originated servicing portfolio and servicing income earned for the years ended December 31, 2016 and 2015:
(in thousands):	December 31, 2016	December 31, 2015	Change
Total NSBF originated servicing portfolio(1)	$960,517	$768,588	$191,929
Total servicing income earned	$6,160	$4,611	$1,549

(1)
Of this amount, the total average NSBF originated portfolio earning servicing income was $633,126,000 and $520,794,000 for the years ended December 31, 2016 and 2015, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $112,332,000 year over year. The increase was a direct result of increased investments in SBA 7(a) non-affiliate investments from 2015 to 2016.

Other Income
Other income relates primarily to legal, packaging, prepayment, and late fees earned from SBA loans. The increase is related to the increase in the number of loans funded to 402 for the year ended December 31, 2016 from 292 during the year ended December 31, 2015. This increase resulted in an increase in legal and packaging fees earned on such loans.
Expenses:
(in thousands)	December 31, 2016	December 31, 2015	Change
Salaries and benefits	$15,234	$12,753	$2,481
Interest	8,440	6,479	1,961
Depreciation and amortization	296	326	(30)
Other general and administrative costs	16,255	12,697	3,558
Total expenses	$40,225	$32,255	$7,970

Salaries and Benefits
Salaries and benefits increased $2,481,000 primarily due to an increase in employees at NSBF performing underwriting, processing, closing and servicing functions as a result of the increase in annual loan originations. The increase was also attributable to $577,000 of stock based compensation expense incurred during the year ended December 31, 2016 related to the issuance of restricted stock awards to employees. No stock based compensation expense was incurred during the year ended December 31, 2015.
Interest Expense
The following is a summary of interest expense by facility for the years ended December 31, 2016 and 2015:
(in thousands)	December 31, 2016	December 31, 2015	Change
Notes payable – Securitization Trusts	$3,976	$3,810	$166
Bank notes payable	1,267	1,166	101
Capital One term loan and line of credit (NBS)	—	564	(564)
Notes due 2022	708	192	516
Notes due 2021	2,181	—	2,181
Notes payable – related parties	260	621	(361)
Notes payable in credits in lieu of cash	43	80	(37)
Other	5	46	(41)
Total interest expense	$8,440	$6,479	$1,961

In September 2015 and April 2016, the Company issued $8,324,000 of 7.50% Notes due 2022, and $40,250,000 of 7.00% Notes due 2021, respectively. The Company incurred $2,889,000 in related interest expense during the year ended December 31, 2016 on the Notes. The increase is attributed to incurring a full year of interest expense on the Notes due 2022 and the issuance of the Notes due 2021 in 2016. Interest expense on notes payable — related parties was $260,000 and $621,000 during the years ended December 31, 2016 and 2015, respectively, and represents interest on amounts borrowed under an unsecured revolving line of credit extended by UPSW and NTS. The decrease is attributed to a decrease in the average outstanding balance on Notes payable — related parties during the year. In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. The NBS Capital One term loan and line of credit were paid in full and extinguished in June 2015, and as such, no interest expense was incurred during the year ended December 31, 2015.

Other General and Administrative Costs
Other general and administrative costs include professional fees, marketing, loan related costs, rent and loss on lease expense. The increase in other general and administrative costs is primarily related to an increase in loan related costs, rent expense and loss on lease expense. Loan related costs include referral fees, servicing expenses, appraisal fees, legal fees, search fees and other collateral preservation costs. Loan related costs increase as the number of loans we originate and service increase. At December 31, 2016, our loan portfolio consisted of 1,228 SBA 7(a) loans as compared to 948 at December 31, 2015. Loan related costs increased $1,775,000 year over year as a result of the increase in the loan portfolio. Additionally, rent expense increased as a result of the move to our Lake Success offices.
In April 2016, the Company moved its headquarters to Lake Success, New York. As a result, the Company vacated its spaces in West Hempstead, New York and New York, New York. The Company recorded a loss of  $604,000 related to the remaining liabilities under the West Hempstead lease, offset by future rental income, during the year ended December 31, 2016. The Company has sublet both spaces.
Net Realized Gains and Net Unrealized Appreciation and Depreciation
Net realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. Realized gains for the year ended December 31, 2016 and 2015 were $32,437,000 and $29,575,000, respectively. Realized losses were $925,000 and $1,189,000 during the years ended December 31, 2016 and 2015, respectively. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.
Net Realized Gains on SBA Non-Affiliate Investments
	Year Ended
	December 31, 2016		December 31, 2015
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments funded	402	$309,147	292	$242,496
SBA guaranteed non-affiliate investments sold	379	$226,435	304	$211,089
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$32,437	—	$29,575
Average sale price as a percent of principal balance(1)		111.91%		111.72%

(1)
Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Realized Gains on Controlled Investments
For the year ended December 31, 2016, realized gains on controlled investments were $108,000 and primarily represented distributions from SBL in excess of our cost basis. For the year ended December 31, 2015, realized gains on controlled investments were $5,473,000 and represent distributions in excess of our cost basis from controlled affiliates. Included in the $5,473,000 is a distribution in excess of basis from UPSW and First Bankcard Alliance of Alabama, LLC of  $4,892,000 and $572,000, respectively.

Net Unrealized Appreciation (Depreciation) on Investments
(in thousands)	December 31, 2016	December 31, 2015	Change
Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments	$1,035	$(3,215)	$4,250
Net unrealized appreciation on SBA unguaranteed non-affiliate investments	18	1,183	(1,165)
Net unrealized appreciation on controlled investments	11,337	12,250	(913)
Change in provision for deferred taxes on net unrealized gains on investments	(5,128)	(857)	(4,271)
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(5)	(7)	2
Net unrealized depreciation on non-control/non-affiliate investments	(43)	(24)	(19)
Total net unrealized appreciation on investments	$7,214	$9,330	$(2,116)

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to guaranteed portions of SBA debt investments made which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the SBA 7(a) loans are sold.
The decrease in net unrealized appreciation on SBA unguaranteed non-affiliate investments resulted from an increase in discount rates on performing SBA unguaranteed non-affiliate investments. The discount rate increased from 5.30% to 5.50% year over year on performing SBA unguaranteed non-affiliate investments.
Net unrealized appreciation on controlled investments for the year ended December 31, 2016 consisted of unrealized appreciation of  $10,552,000 and $4,562,000 on our investments in UPSW and Premier, respectively offset by unrealized depreciation of  $2,200,000, $975,000, and $175,000 on our investments in SBL, NTS, and NBC, respectively. The primary driver of the increases were increases in multiples of comparable companies and increases in revenue growth projections. The decrease in SBL, NTS, and NBC was based on weaker than projected financial performance. Net unrealized appreciation on controlled investments was $12,250,000 for the year ended December 31, 2015. This consisted primarily of  $6,948,000 of unrealized appreciation on our investment in UPSW and $5,565,000 of unrealized appreciation on our investment in SBL which were offset by unrealized depreciation of approximately $966,000 on our investment in NBC. The primary driver of the increase in UPSW was better than projected financial performance and an increase in multiples of comparable companies. The primary driver for the increase in SBL was the addition of a new third party servicing contract which provides a longer-term stable revenue stream.
Provision for Deferred Taxes on Net Unrealized Appreciation of Investments
Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the years ended December 31, 2016 and 2015 we recognized a provision for deferred taxes on net unrealized gains of $5,128,000 and $857,000, respectively. The increase is mainly attributed to unrealized gains related to our investments in UPSW and Premier.
Net Unrealized Depreciation on Servicing Assets
(in thousands)	December 31, 2016	December 31, 2015	Change
Net unrealized depreciation on servicing assets	$(2,269)	$(1,268)	$(1,001)

The increase in unrealized depreciation on servicing assets is primarily related to the increase in the discount rate from 12.03% to 12.20% and an increase in the cumulative prepayment rate from 15.5% to 18.5%.
Liquidity and Capital Resources
Overview
Our liquidity and capital resources are derived from our Capital One Facility, Notes payable — related parties, 2021 Notes, 2022 Notes, 2023 Notes, securitization transactions and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration, including “At-The-Market”, or ATM, and private offerings of securities.
Public Offerings
ATM Program
The Amended and Restated Equity Distribution Agreement, dated September 6, 2017 (the “ATM Equity Distribution Agreement”) provides that we may offer and sell up to 2,900,000 shares of common stock from time to time through the Placement Agents. From inception through March 31, 2018, we sold 1,139,000 shares of our common stock at a weighted average price of  $17.58 per share. Proceeds, net of offering costs and expenses were $19,620,000. The Company may offer up to an additional 1,761,000 shares of common stock under the ATM Equity Distribution Agreement as of March 31, 2018.
We used the net proceeds for funding investments in debt and equity securities in accordance with our investment objective and strategies and for general corporate purposes including funding investments, repaying outstanding indebtedness and other general corporate purposes.
Equity Offerings
In January 2017 we completed a public offering of 2,250,000 shares of our common stock at a public offering price of  $15.25 per share and an additional 337,500 shares of common stock at a public offering price of  $15.25 per share pursuant to the underwriter’s full exercise of the over-allotment option. Proceeds, net of offering costs and expenses were $37,042,000.
Debt Offerings
In February 2018, the Company and the Trustee entered into the Third Supplemental Indenture to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $50,000,000 aggregate principal amount of 6.25% Notes due 2023. The Company granted an overallotment option of up to $7,500,000 in aggregate principal amount of the 2023 Notes. The sale of the Notes generated proceeds of approximately $48,288,000, net of underwriter’s fees and expenses. In February 2018, the underwriters exercised their option to purchase $7,500,000 in aggregate principal amount of notes for an additional $7,275,000 in net proceeds. The 2023 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2023 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.
The 2023 Notes will mature on March 1, 2023 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after March 1, 2020, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2023 Notes bear interest at a rate of 6.25% per year payable quarterly on March 1, June 1, September 1, and December 1 of each year, commencing on June 1, 2018, and trade on the Nasdaq Global Market under the trading symbol “NEWTI.”
The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, to comply with (regardless of whether it is subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act as in effect immediately prior to the issuance of the 2023 Notes, and to provide financial information to the holders of the 2023 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2023 Notes may declare such 2023 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At March 31, 2018, the Company was in compliance with all covenants related to the 2023 Notes.
In April 2016, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $35,000,000 aggregate principal amount of 7.0% Notes due 2021. The Company granted an overallotment option of up to $5,250,000 in aggregate principal amount of the 2021 Notes. The sale of the Notes generated proceeds of approximately $33,750,000, net of underwriter’s fees and expenses. In May 2016, the underwriters exercised their option to purchase $5,250,000 in aggregate principal amount of notes for an additional $5,066,000 in net proceeds. The 2021 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2021 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.
On March 22, 2018, the Company redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date.
In September 2015, the Company and the Trustee entered into the Base Indenture and the First Supplemental Indenture relating to the Company’s issuance, offer, and sale of  $8,324,000, including the underwriter’s partial exercise of their over-allotment option, in aggregate principal amount of the 7.5% Notes due 2022. The 2022 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2022 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. The 2022 Notes will mature on September 30, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 23, 2018, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. Proceeds net of offering costs and expenses were $7,747,000.
The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, and to provide financial information to the holders of the 2022 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2022 Notes may declare such 2022 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At March 31, 2018, the Company is in compliance with all covenants related to the 2022 Notes.
Capital One Facilities
In May 2017, NSBF amended its Capital One facility to increase the facility from $50,000,000 to $100,000,000 and provided a reduction in interest rates. The interest rate on the portion of the facility, collateralized by the government guaranteed portion of SBA 7(a) loans, is set at Prime minus 0.25% (previously Prime plus 1.00%), and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The interest rate on the portion of the facility, collateralized by the non-guaranteed portion of SBA 7(a) loans, is set at Prime plus 0.75% (previously Prime plus 1.875%), and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The facility provides for a 55% advance rate on the non-guaranteed portions of the SBA 7(a) loans NSBF originates, and a 90% advance rate on the guaranteed portions of SBA 7(a) loans NSBF originates. In addition, the amendment extended the date on which the facility will convert to a term loan from May 16, 2017 to May 11, 2020 and extended the maturity date of the facility to May 11, 2022.
In June 2015, NSBF amended the existing facility to eliminate the fixed charge coverage ratio in exchange for a debt service ratio, new EBITDA minimums, the elimination of restrictions on our ability to pay dividends to shareholders, as well as the release of the guarantees of our former subsidiaries (now treated as portfolio companies).
At March 31, 2018, we had $5,000,000 and $25,500,000 outstanding under the unguaranteed and guaranteed lines of credit, respectively. At March 31, 2018, we were in full compliance with all applicable loan covenants.
Notes Payable — Related Parties
In June 2015, the Company entered into an unsecured revolving line of credit between UPSW NTS, Premiere, BSP and SBL as lenders and the Company as borrower (“the Related Party RLOC”.) Maximum borrowings under the Related Party RLOC were $38,000,000. In June 2017, the Related Party RLOC was amended to increase maximum borrowings to $50,000,000. The outstanding balance bears interest at a rate equal to (a) LIBOR (with a floor of 0.50%) plus (b) 6.0% or at a rate equal to (y) the greater of the Prime Rate or 3.5% plus (z) 5.0%. At March 31, 2018, the Related Party RLOC interest rate was 7.69%. The Related Party RLOC has a maturity date of June 21, 2021. Outstanding borrowings at March 31, 2018 were $3,675,000.
Securitization Transactions
Since 2010, NSBF has engaged in securitizations of the unguaranteed portions of its SBA 7(a) loans. In the securitization, it uses a special purpose entity (the “Trust”) which is considered a variable interest entity. Applying the consolidation requirements for VIEs under the accounting rules in ASC Topic 860, Transfers and Servicing, and ASC Topic 810, Consolidation, which became effective January 1, 2010, the Company determined that as the primary beneficiary of the securitization vehicle, based on its power to direct activities through its role as servicer for the Trust and its obligation to absorb losses and right to receive benefits, it needed to consolidate the Trusts. NSBF therefore consolidated the entity using the carrying amounts of the Trust’s assets and liabilities. NSBF reflects the assets in SBA Unguaranteed Non-Affiliate Investments and reflects the associated financing in Notes Payable — Securitization trusts on the Condensed Consolidated Statements of Assets and Liabilities.

In November 2016, NSBF completed its seventh securitization which resulted in the transfer of $56,073,000 of unguaranteed portions of SBA loans to the 2016-1 Trust. The 2016-1 Trust in turn issued securitization notes for the par amount of  $53,444,000, consisting of  $43,632,000 Class A notes and $9,812,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB+” rating by S&P, respectively, and the final maturity date of the notes is February 2042. The Class A and Class B notes bear interest at a rate of LIBOR plus 3.0% and 4.25%, respectively.
In December 2017, NSBF completed its eighth securitization which resulted in the transfer of $76,188,000 of unguaranteed portions of SBA loans to the 2017-1 Trust. The 2017-1 Trust in turn issued securitization notes for the par amount of  $75,426,000, consisting of  $58,111,000 Class A notes and $17,315,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB-” rating by S&P, respectively, and the final maturity date of the notes is February 2043. The Class A and Class B notes bear interest at a rate of LIBOR plus 2.0% and $3.0%, respectively.
Note Repurchase Plan
The Company had a program which allowed it to repurchase up to 10%, or $832,400 in aggregate principal amount, of its 7.5% Notes due 2022 and up to 10%, or $4,025,000 in aggregate principal amount, of its 7.0% Notes due 2021 through open market purchases, including block purchases, in such manner as will comply with the provisions of the 1940 Act and the Exchange Act. The program terminated on May 21, 2017. The Company did not make any repurchases under this program.
Cash Flows and Liquidity
As of March 31, 2018, the Company’s unused sources of liquidity consisted of  $26,484,000 available through the Capital One facility; $24,406,000 available through notes payable with related parties; $2,606,000 in unrestricted cash and $9,000 in money market funds.
Restricted cash of  $22,950,000 as of March 31, 2018 is primarily held by NSBF. The majority, or $22,199,000 of restricted cash includes reserves in the event payments are insufficient to cover interest and/or principal with respect to securitizations and loan principal and interest collected which are due to loan participants.
The Company generated and used cash as follows:
(in thousands)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Net cash used in operating activities	$(20,818)	$(21,600)
Net cash used in investing activities	(83)	(136)
Net cash provided by financing activities	25,919	33,798
Net increase in cash and restricted cash	5,018	12,062
Cash and restricted cash, beginning of period	20,538	22,896
Cash and restricted cash, end of period	$25,556	$34,958

During the three months ended March 31, 2018, operating activities used cash of  $20,818,000, consisting primarily of  (i) an increase in broker receivables which arise from the guaranteed portions of SBA 7(a) loans that were traded but had not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at period end, (ii) $91,361,000 of SBA 7(a) loan investments funded and (iii) $3,664,000 of advances to NBCS under a revolving line of credit.
These decreases were offset by (i) $83,457,000 of proceeds from the sale of SBA 7(a) investments and (ii) $10,254,000 of principal payments received consisting of  $8,732,000 from SBA non-affiliate investments and $1,522,000 from controlled investments.

Net cash provided by financing activities was $25,919,000 consisting primarily of  (i) net proceeds of $55,563,000 from the issuance of the 2023 Notes and (ii) net borrowings of  $30,500,000 from our bank notes payable These increases were offset by (i) $7,202,000 of dividend payments (ii) $9,376,000 of principal payments related to securitization notes payable (iii) $3,326,000 of net repayments under the related party revolving line of credit and (iv) the redemption of  $40,250,000 of aggregate principal of 2021 Notes.
Contractual Obligations
The following table represents the Company’s obligations and commitments as of March 31, 2018:
(in thousands)	Payments due by period
Contractual Obligations	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Bank notes payable	$30,500	$5,000	$25,500	$—	$—
Securitization notes payable(1)	156,066	—	—	—	156,066
Notes due 2022(1)	8,324	—	—	8,324	—
Notes due 2023(1)	57,500	—	—	57,500	—
Notes payable – related parties	3,675	—	—	3,675	—
Employment agreements	1,371	1,028	343	—	—
Operating leases(2)	13,568	1,493	3,146	2,712	6,217
Totals	$271,004	$7,521	$28,989	$72,211	$162,283

(1)
Amounts represent principal only and are not shown net of unamortized debt issuance costs. See Note 7.

(2)
Minimum payments have not been reduced by minimum sublease rentals of  $380,000 due in the future under non-cancelable subleases.

December 31, 2017
During the year ended December 31, 2017, operating activities used cash of  $68,486,000, consisting primarily of  (i) an increase in broker receivables which arise from the guaranteed portions of SBA 7(a) loans that were traded but had not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at period end, (ii) $385,882,000 of SBA 7(a) loan investments funded (iii) $18,343,000 of advances to NBCS under a revolving line of credit (iv) $10,997,000 of cash paid in connection with our investments in IPM and SIDCO, (v) $1,950,000 of cash paid in connection with our investment in UCS (vi) $6,469,000 purchase of SBA 7(a) loans from the SBA and (vii) a $3,255,000 non-control/non-affiliate investment.
These decreases to operating cash were offset by (i) $324,141,000 of proceeds from the sale of SBA 7(a) investments, (ii) $47,136,000 of principal payments received consisting of  $27,035,000 from SBA non-affiliate investments, $3,255,000 from non-control/non-affiliate investments and $16,846,000 from controlled investments, including $14,637,000 from NBCS and (iii) a decrease in restricted cash of $4,450,000.
Net cash provided by financing activities was $69,345,000 consisting primarily of  (i) net proceeds $37,042,000 from the sale of 2,857,500 shares of common stock, (ii) net proceeds of  $19,620,000 from the sale of 1,139,000 shares of common stock under the ATM Equity Distribution Agreement, (iii) $5,601,000 of net borrowings under the related party revolving line of credit and (iv) the issuance of additional securitization notes payable of  $75,426,000. These increases were offset by (i) $28,934,000 of dividend payments, (ii) $31,036,000 of principal payments on securitization notes payable and (iii) net repayments of $5,100,000 on bank notes payable.
December 31, 2016
For the year ended December 31, 2016, cash and cash equivalents decreased by $2,257,000 which was primarily the net result of  $10,912,000 of cash used for operating activities and $9,030,000 of cash provided by financing activities.

During the year we used $10,912,000 of cash for our operating activities consisting primarily of (i) $309,147,000 of SBA 7(a) loan investments funded, (ii) a $5,400,000 investment in 100% of the membership interests of BSP, (iii) a $2,057,000 repurchase of a loan from the SBA, (iv) a non-controlled/non-affiliate debt investment of  $1,020,000 in Excel WebSolutions, LLC and (v) $775,000 of additional investments in PMT. These uses were offset by (i) $258,873,000 of proceeds from the sale of SBA 7(a) investments (ii) a decrease in broker receivables which arise from the guaranteed portions of SBA 7(a) loans that were traded but had not yet settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at period end, (iii) $26,909,000 of principal payments received from affiliate and non-affiliate investments and (iv) a decrease in restricted cash of  $3,187,000.
Net cash provided by financing activities was $9,030,000 consisting primarily of  (i) proceeds of $38,510,000, net of deferred financing costs from our offer and sale of 7.00% Notes due 2021, (ii) issuance of additional securitization notes payable of  $53,444,000 offset by (i) dividend payments of  $27,300,000, (ii) principal payments of  $24,379,000 on securitization notes payable, (iii) $24,000,000 of net repayments on bank notes payable (iv) $4,247,000 of net principal payments on notes payable — related parties and (v) $866,000 of common share repurchases.
Contractual Obligations
The following table represents our obligations and commitments as of December 31, 2017 for future cash payments under debt, lease and employment agreements:
	Payments due by period
Contractual Obligations	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Bank notes payable	$—	$—	$—	$—	$—
Securitization notes payable	165,432	—	—	—	165,432
Notes due 2022	8,324	—	—	8,324	—
Notes due 2021(1)	40,250	—	—	40,250	—
Note payable – related party	7,001	—	—	7,001	—
Operating leases(2)	14,080	2,005	3,146	2,712	6,217
Employment agreements	300	300	—	—	—
Total contractual obligations	$235,387	$2,305	$3,146	$58,287	$171,649

(1)
See Note 19 for additional discussion regarding the 2021 Notes.

(2)
Minimum payments have not been reduced by minimum sublease rentals of  $450,000 due in the future under non-cancellable subleases.

Critical Accounting Policies and Estimates
The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.
Fair Value Measurements
We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our Board under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for certain of our investments for which there is not a readily available market value.

The application of our valuation methods may include comparisons of the portfolio companies to peer companies that are public, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.
Our Board is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels for disclosure purposes. The Company carries all investments at fair value. Additionally, the Company carries its credits in lieu of cash, notes payable in credits in lieu of cash, and servicing assets at fair value. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of the significant input to its valuation. The levels of the fair value hierarchy are as follows:
Level 1
Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3
Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

Valuation of Investments
Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.
In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.
Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.
The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation. Our investment portfolio is carried on the consolidated statements of assets and liabilities at fair value with any adjustments to fair value recognized as “Net unrealized appreciation (depreciation)” on the consolidated statements of operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a “Net realized gains (losses).”
Our Board has the final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value for our investment portfolio and our valuation procedures, consistent with 1940 Act requirements. We believe our investment portfolio as of March 31, 2018 and December 31, 2017 approximates fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.
Income Recognition
Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.
We receive servicing income related to the guaranteed portions of SBA loan investments which we sell into the secondary market. These recurring fees are earned and recorded daily. Servicing income is earned for the full term of the loan or until the loan is repaid.
We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging fees, legal fees, late fees and prepayment fees. All other income is recorded when earned.

Dividend income is recorded at the time dividends are declared. Distributions of earnings from a portfolio companies are evaluated to determine if the distribution is income, return of capital or realized gain.
Income Taxes
Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.
The Company’s U.S. federal and state income tax returns prior to fiscal year 2014 are generally closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.
The Company has elected to be treated as a RIC under the Code beginning with the 2015 tax year and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs. The RIC tax return includes Newtek Business Services Corp. and NSBF, a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC tax return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not included in the RIC tax return. In order to maintain its RIC tax treatment, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to any income that is distributed to its stockholders as dividends.
Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended March 31, 2018 and 2017, no U.S. federal excise taxes were due.
The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the net unrealized appreciation generated by the controlled investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $8,462,000 and $8,164,000 at March 31, 2018 and December 31, 2017, respectively, and are recorded as deferred tax liabilities on the condensed consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.
Recently Adopted Accounting Standards
In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force),” which requires that the statement of cash flow explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The Company adopted this standard with respect to its statement of cash flows.
In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)”. ASU 2014-09 supersedes the revenue recognition requirements under ASC 605, “Revenue Recognition”, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In March 2016, the FASB issued ASU 2016-08, “Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net)”, which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing”, which clarified the implementation guidance regarding performance obligations and licensing arrangements. In May 2016, the FASB issued ASU No. 2016-12, “Revenue from Contracts with Customers (Topic 606) — Narrow-Scope Improvements and Practical Expedients”, which clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. In December 2016, the FASB issued ASU No. 2016-20, “Revenue from Contracts with Customers (Topic 606) — Technical Corrections and Improvements”, which provided disclosure relief, and clarified the scope and application of the new revenue standard and related cost guidance. The ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within that reporting period. The Company has evaluated the guidance under Topic 606 and has identified similar performance obligations under ASC 606 as compared with deliverables and separate units of account previously identified. The Company adopted this standard with respect to its revenue recognition. The Company evaluated each revenue stream and concluded that all were covered by the scope exceptions as detailed in Topic 606. As a result, the Company determined that the timing of its revenue recognition will remain the same.
New Accounting Standards
In February 2016, the FASB issued ASU 2016-02, “Leases,” which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year. The ASU is effective for annual reporting periods beginning after December 15, 2018, and interim periods within those periods. Early adoption is permitted. The Company has not completed its review of the new guidance; however, the Company anticipates that upon adoption of the standard it will recognize additional assets and corresponding liabilities related to leases on its consolidated statements of assets and liabilities.
Off Balance Sheet Arrangements
There were no off balance sheet arrangements as of March 31, 2018.
Recent Developments
Portfolio Company Developments
On April 26, 2018, the Company sold 100% of its investment in the membership interests of UCS. Total cash received at closing was $2,137,000, with an additional $500,000 received on May 3, 2018 for total cash proceeds of  $2,637,000. The Company’s cost basis of the investment in UCS was $2,450,000. As a result of the sale, the Company expects to recognize a realized gain in the second quarter of 2018 of approximately $187,000. The Company also recognized $50,000 of dividend income from UCS in April 2018.
Common Stock
From April 1, 2018 through April 27, 2018 the Company sold 105,592 shares of its common stock at a weighted average price of  $17.93 per share under the ATM Equity Distribution Agreement. Proceeds, net of offering costs and expenses were $1,856,000. As of May 8, 2018, there were 1,655,000 shares of common stock available for sale under the ATM Equity Distribution Agreement.

Impact of Inflation
The impact of inflation and changing prices on our results of operations is not material.
Quantitative And Qualitative Disclosures About Market Risk
We consider the principal types of risk in our investing activities to be fluctuations in interest rates and loan portfolio valuations and the availability of the secondary market for our SBA loans. Risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.
NSBF primarily lends at an interest rate of prime, which resets on a quarterly basis, plus a fixed margin. The Capital One revolver lines as well as the securitization notes are on a prime plus a fixed factor basis. As a result, the Company believes it has matched its cost of funds to its interest income in its financing activities. However, because of the differential between the amount lent and the smaller amount financed a significant change in market interest rates will have a material effect on our income. In periods of sharply rising interest rates, our cost of funds will increase at a slower rate than the interest income earned on the loans we have made; this should improve our net investment income, holding all other factors constant. However, a reduction in interest rates will result in the Company experiencing a reduction in investment income; that is, its interest income will decline more quickly than interest expense resulting in a net reduction of benefit to investment income.
NSBF depends on the availability of secondary market purchasers for the guaranteed portions of SBA loans and the premium received on such sales to support its lending operations. At this time the secondary market for the guaranteed portions of SBA loans is robust but during the 2008 and 2009 financial crisis the Company had difficulty selling its loans for a premium; although not expected at this time, if such conditions did recur NSBF would most likely cease making new loans and could experience a substantial reduction in profitability.
We do not have significant exposure to changing interest rates on invested cash (includes cash and cash equivalents, restricted cash and money market funds) which was approximately $25,566,000 at March 31, 2018. We do not purchase or hold derivative financial instruments for trading purposes. All of our transactions are conducted in U.S. dollars and we do not have any foreign currency or foreign exchange risk. We do not trade commodities or have any commodity price risk.
We believe that we have placed our demand deposits, cash investments and their equivalents with high credit-quality financial institutions. Invested cash is held almost exclusively at financial institutions of high credit quality. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments or funds and other investment-grade securities. As of March 31, 2018, cash deposits in excess of insured amounts totaled approximately $6,672,000.
Disclosure Controls and Procedures
As of December 31, 2017 (the end of the period covered by this report), we, including our Chief Executive Officer and Chief Accounting Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the 1934 Act). Based on that evaluation, our management, including our Chief Executive Officer and Chief Accounting Officer, concluded that our disclosure controls and procedures were effective and provided reasonable assurance that information required to be disclosed in our periodic SEC filings is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Accounting Officer, as appropriate, to allow timely decisions regarding required disclosure. However, in evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

Management’s Report on Internal Control over Financial Reporting
Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of December 31, 2017. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017 based upon criteria in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of December 31, 2017 based on the criteria in Internal Control — Integrated Framework (2013) issued by COSO.
Report of the Registered Public Accounting Firm
RSM US LLP, our independent registered public accounting firm, has issued a report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017, as stated in its report, which is included in this prospectus.
Changes in Internal Control over Financial Reporting in 2017
There have been no changes in our internal control over financial reporting (as defined in Rule 13a-15(f) of the Securities Exchange Act of 1934) that occurred during our most recently completed fiscal quarter, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.
SENIOR SECURITIES
Information about our senior securities is shown in the following tables as of the end of each fiscal year for the past ten years and as of March 31, 2018. The information as of December 31 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 has been derived from Newtek Business Services Corp. and Subsidiaries’, and Newtek Business Services, Inc. and Subsidiaries’, consolidated financial statements, which have been audited by independent registered public accounting firms. RSM US LLP’s report on the senior securities table as of December 31, 2017, 2016, 2015, 2014, and 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. Information as of December 31, 2012, 2011, 2010, and 2009 was audited by our previous independent registered public accounting firm.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Securitization Trust
March 31, 2018	$156,066	$3,430	$—	N/A
2017	165,432	3,018	—	N/A
2016	120,945	3,184	—	N/A
2015	91,745	3,692	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
2014	79,520	3,634	—	N/A
2013	60,140	2,966	—	N/A
2012	22,039	5,933	—	N/A
2011	26,368	3,758	—	N/A
2010	15,104	5,538	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A
Bank Notes Payable
March 31, 2018	30,500	17,552	—	N/A
2017	—	—	—	N/A
2016	5,100	75,512	—	N/A
2015	29,100	11,641	—	N/A
2014	43,023	6,716	—	N/A
2013	41,218	4,327	—	N/A
2012	39,823	3,284	—	N/A
2011	13,565	7,305	—	N/A
2010	12,949	6,460	—	N/A
2009	16,298	4,315	—	N/A
2008	25,998	3,157	—	N/A
2007	22,065	4,920	—	N/A
Notes Payable Related Parties
March 31, 2018	3,675	145,670	—	N/A
2017	7,001	71,324	—	N/A
2016	1,400	275,081	—	N/A
2015	5,647	59,990	—	N/A
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A
Note due 2023
March 31, 2018	57,500	9,310	—	1,021

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Notes due 2022
March 31, 2018	8,324	64,312	—	1,024
2017	8,324	59,988	—	1,018
2016	8,324	46,265	—	969
2015	8,324	40,697	—	1,025
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A
Notes due 2021(5)
March 31, 2018	—	—	—	N/A
2017	40,250	12,406	—	1,019
2016	40,250	9,568	—	972
2015	—	—	—	N/A
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A
Notes Payable Insurance
March 31, 2018	—	—	—	N/A
2017	—	—	—	N/A
2016	—	—	—	N/A
2015	—	—	—	N/A
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	732	148,306	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Notes Payable Certified Investors
March 31, 2018	—	—	—	N/A
2017	—	—	—	N/A
2016	—	—	—	N/A
2015	—	—	—	N/A
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	3,968	27,359	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable for senior securities that are not registered for public trading. The average market values per unit for our Notes due 2022 and for our Notes due 2021 are based on the average daily prices of such notes and are expressed per $1,000 of indebtedness.

(5)
The Company redeemed all $40,250,000 in aggregate principal amount of the 2021 Notes on March 23, 2018. See “Recent Developments”.

(6)
The Company had $13,930,000 of unfunded commitments as of March 31, 2018, and our asset coverage ratio was 209%.

BUSINESS

Newtek Business Services Corp.
We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, as amended (the “Code”) for U.S. federal income tax purposes, beginning with our 2015 tax year. We were formed to continue and expand the business of Newtek Business Services, Inc. We expect that our investments will typically be similar to the investments we made prior to our reincorporation.
As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control.
Our Business
We are an internally managed BDC that is a leading national non-bank lender that provides, together with our controlled portfolio companies, a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Newtek’s products and services include: Business Lending including SBA 7(a) and 504 lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable and Inventory Financing, The Secure Gateway, The Newtek Advantage, personal and commercial lines Insurance Services, Web Services, Data Backup, Storage and Retrieval, and Payroll and Benefits Solutions to SMB accounts nationwide across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we believe we have a strong and diversified client base across every state in the U.S. and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software which is similar to but we believe is better than the system popularized by Salesforce.com. We believe that this technology and low cost business model distinguishes us from our competitors.
We define SMBs as companies having revenues of  $1,000,000 to $100,000,000. We focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. We believe that these businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in today’s economic climate, we believe SMBs have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as The Lending Club, Prosper.com, OnDeck Capital, Inc. and Kabbage Inc., we do provide financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, insurance companies, credit unions and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire and process SMB customers in a cost effective manner without reliance on high cost sales staff and time consuming application processes.
In lending, we believe we are a leading capital provider to SMBs based on our loan volume. We originate loans through a variety of sourcing channels and through a disciplined underwriting process, and seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allow us to closely monitor their credit profile and take an active role in managing our investments. Further, our lending capabilities, coupled with the broad outsourced business solutions of our controlled portfolio companies, create attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA 7(a) loans originated by NSBF are structured so that the government guaranteed portion can be rapidly sold, which, based on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each SBA 7(a) loan, usually in less than a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of SBA 7(a) loans pending deployment of excess capital. From 2012 through the first quarter of 2018, NSBF has been the largest non-bank SBA 7(a) lender and currently is the sixth largest SBA 7(a) lender in the U.S. based on dollar lending volume.
Our proprietary technology platform, The Newtek Advantage, which we make available to our controlled portfolio companies enables them to provide clients with a real-time management solution that organizes all of a business’ critical transaction and economic, eCommerce and website traffic data on a smartphone, tablet, laptop or personal computer. This technology provides critical consumer and marketing intelligence, including data mining, and provides a range of differentiated solutions and analytical tools that may be easily customized and integrated within their clients’ existing business processes. It also provides clients with seamless connectivity to a payment and managed technology infrastructure that is secure, fully compliant and regularly updated with the latest capabilities, services and functionalities. The platform is scalable to facilitate growth and meet the needs of new clients and consists solely of cloud-based offerings.
Newtek and its controlled portfolio companies use NewTracker®, our patented and proprietary technology for receiving, processing and monitoring prospective customers. This enables Newtek and its controlled portfolio companies to acquire SMB customers in a cost effective manner as it is all accomplished by skilled staff using state of the art technology without the need for high cost sales staff or applications processors. It also permits our referral partners to have a real time window into the back office processing of the referrals they give. The software automatically pre-populates any necessary forms or applications so the processing is efficient and also cost effective. Finally, it also identifies opportunities for the cross-sale of other Newtek branded products or services.
Organizational Overview
On November 12, 2014, our predecessor, Newtek Business Services, Inc. (“Newtek NY”), merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland. On that same date, the newly combined company, Newtek Business Services Corp., elected to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). On October 22, 2014, prior to the BDC Conversion, we effectuated a 1 for 5 reverse stock split (the “Reverse Stock Split”) to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity.
The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in this prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations” in this prospectus.

Set forth below is a diagram of our current organizational structure:

(1)
Consolidated subsidiary that is part of the Company’s business finance platform, and operates as a nationally licensed SBA lender under the federal Section 7(a) program with preferred lender program status.

(2)
Consists of indirect and direct SBA 7(a) Loans to small businesses.

(3)
Wholly-owned portfolio company that is part of the Company’s business finance platform. Provides receivables and inventory financing, management services, and managerial assistance to SMBs and originates loans under the SBA 504 loan program.

(4)
Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software.

(5)
Wholly-owned portfolio company that provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage, backup and disaster recovery, and other related services.

(6)
Wholly-owned portfolio company that is part of the Company’s business finance platform. Provides third-party loan services for SBA and non-SBA loans.

(7)
Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software.

(8)
Includes: (i) Newtek Insurance Agency, LLC, a wholly-owned portfolio company which is a retail and wholesale brokerage insurance agency specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance. It is licensed in all 50 states; (ii) PMTWorks Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions, a wholly-owned portfolio company which offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs; (iii) ADR Partners, LLC d/b/a banc-serv Partners, LLC, a wholly-owned portfolio company, provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing; and (iv) IPM and SIDCO, wholly-owned portfolio companies which consult, strategize, design, and implement technology solutions for enterprise and commercial clients across the U.S.

Business Finance Platform
SBA 7(a) Lending
Our portfolio consists of guaranteed and unguaranteed non-affiliate SBA loan investments that were made through our business finance platform, which includes NSBF, a nationally licensed SBA lender under the federal Section 7(a) loan program. SBA 7(a) loans are partially guaranteed by the SBA, an independent government agency that facilitates one of the nation’s largest sources of SMB financing. SBA guarantees typically range between 75% and 90% of the principal and interest due. NSBF has a dedicated Senior Lending Team that originates and services SBA 7(a) loans to qualifying SMBs. NSBF sells the guaranteed portions of its SBA 7(a) loans, typically within two weeks of origination, and retains the unguaranteed portion until accumulating sufficient loans for a securitization. NSBF’s securitization process is as follows. After accumulating sufficient loans, the loans are transferred to a special purpose vehicle (a “Trust”), which in turn issues notes against the Trust’s assets in a private placement. The Trust’s primary source of income for repaying the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans now owned by the Trust; principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. Securitization notes have an expected maturity of about five years, and the Trust is dissolved when the securitization notes are paid in full.
We intend to continue to expand our business finance platform primarily by expanding senior secured lending through NSBF. We believe NSBF’s SBA license, combined with NSBF’s PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market. NSBF originated approximately $385,882,000 of SBA 7(a) loans during 2017 and approximately $309,147,000 during 2016. We believe that we will continue to be introduced to a variety of high-quality investment opportunities through our existing loan sourcing channels and our controlled portfolio companies’ relationships with their clients, and our status as a BDC which helps fuel the growth of our loan portfolio by providing us with better access to lower-cost capital.
The SBA is an independent government agency that facilitates one of the nation’s largest sources of SMB financing by providing credit guarantees for its loan programs. Under the SBA’s 7(a) lending program, a bank or other lender such as NSBF underwrites a loan between $50,000 and $5,000,000 for a variety of general business purposes based on the SBA’s guidelines and the SBA provides a partial guarantee on the loan. Depending on the loan size, the SBA typically guarantees between 75% and 90% of the principal and interest due. The recoveries and expenses on the unguaranteed portions of these loans are shared pari passu between the SBA and the lender, which substantially reduces the loss severity on the unguaranteed portion of a loan for SBA 7(a) loan investors. SBA 7(a) loans are typically between five and 25 years in maturity, four to five years in duration and bear interest at the prime rate plus a spread from 2.25% to 2.75%. Since the guaranteed portions of SBA 7(a) loans carry the full faith and credit of the U.S. government, lenders may, and frequently do, sell the guaranteed portion of SBA 7(a) loans in the capital markets, hold the unguaranteed portion and retain all loan servicing rights.
NSBF has a dedicated capital markets team that sells the guaranteed portions of its SBA 7(a) loans and sells or securitizes the unguaranteed portions of its SBA 7(a) loans. Historically, NSBF has sold the guaranteed portions of its originated SBA 7(a) loans shortly after origination and retained the unguaranteed portions until accumulating sufficient loans for a securitization. Since inception, NSBF has sold SBA guaranteed portions of SBA 7(a) loans at premiums ranging from 106% to 120% of par value and typically any portion of the premium that is above 110% of par value is shared equally between NSBF and the SBA. Since December 2010, NSBF has maintained its securitization program for unguaranteed portions of its SBA 7(a) loans and has successfully completed eight securitization transactions with Standard & Poor’s A, BBB, or BBB- ratings and attractive advance rates of approximately 70% of par value. NSBF’s most recent and largest securitization to date occurred in December 2017, when it sold $75,426,000 of unguaranteed SBA 7(a) loan-backed notes. NSBF intends to complete additional securitizations in the future which may be on comparable although not necessarily identical terms and conditions. We may determine to retain the government guaranteed or unguaranteed portions of loans, pending deployment of excess capital.

NSBF’s senior lending team has focused on making smaller loans, approximately $1,000,000 or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which limits NSBF’s exposure to regional and industry-specific economic downturns. Specifically, as of March 31, 2018, NSBF’s loan portfolio consisted of 1,651 loans originated across 50 states in 77 different industries as defined by the North American Industry Classification System (“NAICS”). The following charts summarize NSBF’s mix of investment concentrations by industry and geography as of March 31, 2018 (in thousands):
Distribution by NAICS Code Description
NAICS Code Description	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Food Services and Drinking Places	197	28,336	144	9.5%
Amusement, Gambling, and Recreation Industries	95	21,491	226	7.2%
Professional, Scientific, and Technical Services	107	17,833	167	6.0%
Truck Transportation	58	17,405	300	5.8%
Ambulatory Health Care Services	80	14,639	183	4.9%
Repair and Maintenance	94	14,579	155	4.9%
Fabricated Metal Product Manufacturing	27	10,699	396	3.6%
Specialty Trade Contractors	77	10,599	138	3.5%
Food Manufacturing	18	8,991	499	3.0%
Accommodation	41	8,087	197	2.6%
Other	857	146,945	171	49.0%
Total	1,651	299,604	181	100.0%

Distribution by State
State	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Florida	196	33,902	173	11.3%
New York	191	32,330	169	10.8%
California	122	21,477	176	7.2%
Texas	94	19,401	206	6.5%
Connecticut	103	17,385	169	5.8%
Pennsylvania	75	16,447	219	5.5%
Georgia	65	13,794	212	4.6%
New Jersey	91	13,226	145	4.4%
Illinois	54	12,780	237	4.3%
North Carolina	54	10,639	197	3.6%
Other	606	108,223	179	36.0%
Total	1,651	299,604	181	100.0%

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. NSBF’s gross SBA loans by credit quality indicator are as follows:
Risk Rating
Portfolio	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Risk Rating 1 – 4	1536	275,187	179	91.9%
Risk Rating 5	7	947	135	0.3%
Risk Rating 6	104	22,803	219	7.6%
Risk Rating 6/7 and 7	4	667	167	0.2%
Total	1,651	299,604	181	100.0%

The weighted average term to maturity and weighted average interest rate of NSBF’s loan portfolio as of December 31, 2017 was 16.3 years and 6.9%, respectively.
Receivables Financing, Inventory Financing and SBA 504 Lending
The business finance platform also includes NBCS, a controlled portfolio company, which provides receivables financing, inventory financing and health care receivables financing, and management services to SMBs, which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables. In addition, NBCS funds SBA 504 loans which provide financing of fixed assets such as real estate or equipment.
Third Party Loan Servicing
SBL, a wholly owned, controlled portfolio company, engages in third-party loan servicing for SBA and non-SBA loans. An additional wholly owned portfolio company, BSP, provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.
Controlled Portfolio Companies
In addition to our debt investments in portfolio companies, either directly or through our business finance platform, we also hold controlling interests in certain portfolio companies that, as of March 31, 2018, represented approximately 33% of our total investment portfolio. Specifically, we hold controlling interests in SBL, NBC, BSP, UPSW, Premier, NTS, NPS, NIA, IPM, SIDCO and UCS. We refer to these entities (among others), collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our business finance platform.
The revenues that our controlled portfolio companies generate, after deducting operating expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in determining the fair value of our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows of forecasted future earnings, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain of our controlled portfolio companies.
Newtek Merchant Solutions (NMS) and Newtek Payment Solutions (Premier)
Both NMS and Premier market credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. They utilize a multi-pronged sales approach of both direct and indirect sales. NMS and Premier’s primary sales efforts focus on direct sales through our Your Business Solutions Company® brand. Their indirect sales channels consist of alliance partners, principally financial institutions (banks, credit unions, insurance companies and other related businesses), and independent sales agents across the U.S. These referring organizations and associations are typically paid a percentage of the processing revenue derived from the respective merchants that they successfully refer to NMS and Premier. In 2017, NMS and Premier processed merchant transactions with sales volumes of over $6.1 billion combined.
NMS and Premier have a number of competitive advantages which we believe will enable them to exceed industry growth averages. These are:
•
They focus on non-traditional business generation: referral relationships, wholesale solicitations and financial institutions rather than independent sales agents;

•
They are market leaders in the implementation of technology in the payment processing business;

•
They maintain their own staff of trained and skilled customer service representatives; and

•
They market and sell the latest in point-of-sale technology hardware, implementing of the EMV system (Europay, MasterCard, Visa inter-operative integrated circuit cards) and continuous cyber-security services.

NMS and Premier maintain their principal customer service and sales support offices in Milwaukee, Wisconsin and Lake Success, New York, with additional specialists located in Phoenix, Arizona. NMS’ and Premier’s personnel assist merchants with initial installation of equipment and on-going service, as well as any other special processing needs that they may have.
NMS’ (a 2001 investment) and Premier’s (a July 2015 investment) development and growth are focused on selling their services to internally generated referrals, merchant referrals identified by Newtek alliance partners and by independent sales representatives. We believe NMS and Premier are different than most electronic payment processing companies who acquire their clients primarily through independent agents. NMS and Premier believe that their business models provide them with a competitive advantage by enabling them to acquire new merchant customers at a lower cost level for third-party commissions than the industry average. NMS’ and Premier’s business models allows them to own the customer as well as the stream of residual payments, as opposed to models which rely more heavily on independent sales agents.
Newtek Technology Solutions (NTS)
NTS offers website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, eCommerce, data storage and backup, and other related services to more than 91,000 customer accounts in 167 countries and manages over 69,000 domain names. While there are many competitors in this space, we believe that NTS is the only technology company with the exclusive focus on the SMB market with products tailored to the specific needs of these business customers.
NTS provides a full suite of outsourced IT infrastructure services, including cloud (virtual) servers, shared server hosting, and dedicated server hosting, under the Newtek® Technology Solutions, Newtek® Web Services and Newtek Web Hosting® brands, for which it receives recurring monthly fees, as well as other fees such as set-up fees, consulting fees, and domain name registration fees, among others.
Due to the continuing decline in Microsoft being utilized in the design of web sites and the market shift to Linux, Nginx and a proliferation of Word Press sites being built on non-Microsoft based platforms, Microsoft’s new web design growth has decreased to 33% of the market. NTS has responded to this decline by launching Linux Apache and Linux Nginx platforms within its environment and created associated control panels, service/support and billing to participate more fully in 100% of the market. All platforms are available within NTS’ cloud and non-cloud environment and are fully managed offerings as compared to NTS’ competitors. In addition, Newtek has created a patented proprietary platform, Newtek Advantage, which leverages NTS’ underlying technologies to deliver real time information and actionable business intelligence to its existing and new customer base.
NTS has a complete line of cloud based business and eCommerce packages and Cloud Spaces to streamline the decision process for business owners and accommodate designers and developers that wish to build sites in both Microsoft and Linux environments. Included with this service offering is full customer service with a real human interface available on a 24/7/365 basis, which we believe further distinguishes NTS from its competitors who usually offer co-location hosting without the support needed for the SMB market customer.
NTS currently operates five data centers in Scottsdale, Arizona, Phoenix, Arizona, Edison, New Jersey, Denver, Colorado and Slough, England.
The datacenter facilities NTS employs to host its technologies conforms to The Uptime Institute’s 4-Tier Classification System which has become a global standard for third-party validation of data center critical infrastructure. The Tier Classification System defines the requirements and benefits of four distinct Tier classifications for data center infrastructure. Each Tier sets the appropriate criteria for power, cooling, maintenance, and capability to withstand a fault. Tiers are progressive; each Tier incorporates the requirements of all the lower Tiers. NTS operates its critical infrastructure within facilities that have a minimum rating of Tier 3-Certified. NTS datacenters meet and exceed Uptime Institute Tier-3 standards in all categories which allows NTS to pursue and service, compliance-sensitive workloads from the financial services, healthcare, government and military sectors. In addition, NTS includes redundant, carrier-neutral network design for all its communications paths, multiple locations to host services, and a built in DDOS mitigation platform into the design of its datacenter services.
Throughout its affiliation with Newtek, over 70% of new NTS customers have come as a result of internal and external referrals without material expenditures by NTS for marketing or advertising. Many of NTS’ competitors are very price sensitive, offering minimal services at cut-rate pricing. While being cost competitive with most Linux-and Windows-based web hosting services, NTS has emphasized higher quality uptime, service and support as well as multiple control panel environments for the designer and developer community.
NTS has also launched a turnkey hosting service to meet financial institution needs for dedicated servers, hosting and/or data storage, enabling these entities to comply with their strict regulatory requirements that demand very high security protocols and practices be in place.
In addition, IPM and SIDCO, are wholly-owned portfolio companies which consult, strategize, design, and implement technology solutions for enterprise and commercial clients across the U.S., and are expected to complement the offerings of NTS.
NTS has become aware that an unauthorized third party misappropriated three domain names, which NTS uses to support customer management of hosted websites. NTS has notified its shared webhosting customers of the incident, and has assisted in re-routing web traffic to minimize any service disruptions to its clients.
NTS’ management has launched an investigation into the incident. Based on the investigation to date, NTS’ management believes that attackers compromised a portion of its shared webhosting system, and may have acquired certain customer information limited to its shared webhosting customers, and/or gained access to certain of its shared webhosting servers. While the investigation remains ongoing, NTS has taken a range of steps designed to secure its system, enhance its security protections, enhance access controls, and prevent future unauthorized activity. NTS is also working with forensic investigators to fully assess the incident and take additional remedial measures.
As a result of the incident, the Company reduced the fair value of its investment in NTS, a wholly-owned portfolio company, from $16,000,000 as of September 30, 2017, to $12,400,000 at December 31, 2017 (approximately 4.46% of the Company’s $278,329,000 of net assets as of December 31, 2017, as previously disclosed on March 5, 2018).

Newtek Insurance Agency (NIA)
NIA, which is licensed in 50 states, serves as a retail and wholesale brokerage insurance agency specializing in the sale of personal, commercial and health/benefits lines insurance products to customers of all of the Newtek portfolio companies as well as Newtek alliance partners. NIA offers insurance products from multiple insurance carriers providing a wide range of choice for its customers. NIA is also implementing programs with alliance partners to market commercial and personal insurance. In December 2012, NIA, working with another Newtek subsidiary, acquired a portfolio of insurance business from a health care insurance agency based in the New York City area. This added approximately 340 group health insurance policies that NIA is servicing and forms the basis on which NIA is growing this aspect of the insurance business. A major sales channel for NIA is the SMB customer base of our lending platform and the other controlled portfolio companies which allow for many opportunities for cross sales between business lines.
Newtek Payroll and Benefits Solutions (NPS)
NPS offers an array of industry standard and very competitively priced payroll management, benefit, payment and tax reporting services to SMBs. These payroll and benefit solutions are marketed through all of Newtek’s available channels including the alliance partnerships and direct marketing campaigns. NPS also benefits by the access to the SMB customer base of the lending platform and the other controlled portfolio companies.
NPS provides full service payroll and benefit solutions across all industries, processing payroll via software as a service (SaaS) or phone solutions. They have an established and reliable platform that is not limited by client size, industry type or delivery interface. NPS assists clients in managing their payroll processing needs by calculating, collecting and disbursing their payroll funds, remitting payroll taxes and preparing and filing all associated tax returns. In addition, NPS offers clients a range of ancillary service offerings, including workers’ compensation insurance, time and attendance, 401(k) administration, pay cards, employee benefit plans, employee background screening, COBRA services, tax credit recovery, Section 125 and flexible benefits spending plans and expense management services.
Certified Capital Companies (Capcos)
Under state-created Capco programs, states provide a Capco with tax credits generally equal to the amount of funds the Capco raises from insurance company investors. The Capcos then issue the tax credits to its investors — a process which is designed to reduce the Capco’s investors’ state tax liabilities. In exchange for receiving the tax credits, the Capco is obligated to invest the funds raised in certain qualified businesses, which generally are defined by statute to include only businesses that meet certain criteria related to the size, location, number of employees, and other characteristics of the business. If a Capco fails to comply with the performance requirements of each state’s different Capco program, the tax credits are subject to forfeiture.
Under state law, a Capco that has invested in qualified businesses an amount equal to 100% of its initial certified capital is able to decertify (i.e., terminate its status as a Capco) and no longer be subject to any state Capco regulation. Upon voluntary decertification, the programs in about half of the states require that a Capco share any distributions to its equity holders with the state sponsoring the Capco. For those states that require a share of distributions, the sharing percentages vary, but are generally from 10% to 30%, usually on distributions above a specified internal rate of return for the equity owners of the Capco.
Based on the above and that the Capcos were formed to make investments in businesses, the entities were determined to be investment companies and are therefore consolidated subsidiaries of Newtek.
Our Capcos have historically invested in SMBs and, in addition to interest income and investment returns, have generated non-cash income from tax credits and non-cash interest and insurance expenses in addition to cash management fees and expenses. We have de-emphasized our Capco business in favor of growing our controlled portfolio companies and do not anticipate creating any new Capcos. While observing all requirements of the Capco programs and, in particular, financing qualified businesses meeting applicable state requirements as to limitations on the proportion of ownership of qualified businesses, we believe the growth of our controlled portfolio companies produces a strategic focus on providing goods and services to SMBs such as those in which our Capcos invest. We continue to invest in and lend to SMBs through our existing Capcos and intend to meet the goals of the Capco programs.
As the Capcos reach 100% investment we will seek to decertify them as Capcos, liquidate their remaining assets and thereby reduce their operational costs, particularly the legal and accounting costs associated with compliance. Nine of our original sixteen Capcos have reached this stage.
Newtek Branding
We have developed our branded line of products and services to offer a full service suite of business and financial solutions for the U.S. SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. We continue to utilize and grow our primary marketing channel of strategic alliance partners as well as a direct marketing strategy to SMB customers through our “go to market” brand, Your Business Solutions Company®. Through a television advertising campaign built around this brand, and our web presence, www.newtekone.com, we believe we are establishing ourselves as a preferred “go-to” provider for SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present the Company as the authority on small businesses.
We market services through referrals from our strategic alliance partners such as AIG, Amalgamated Bank, Credit Union National Association, E-Insure, ENT Federal Credit Union, The Hartford, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Lending Tree, LLC, Randolph Brooks Federal Credit Union, UBS, Meineke Dealers Purchasing Cooperative and True Value Company, among others, (using our patented NewTracker® referral management system) as well as direct referrals from our web presence, www.newtekone.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment. The NewTracker® system provides for transparency between Newtek and referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us and our controlled portfolio companies.
Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. Our BizExecs and TechExecs are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales agents, and web technology and eCommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we pay fees only for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our web presence as Your Business Solutions Company® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.
Senior Lending Team and Executive Committee
The key members of our Senior Lending Team, most of which have worked together for more than ten years each have over 25 years of experience in finance-related fields. These investment professionals have worked together to screen opportunities, underwrite new investments and manage a portfolio of investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we are internally managed by our Executive Committee, which includes Barry Sloane, Peter Downs, Jennifer C. Eddelson, and Michael A. Schwartz, under the supervision of our Board, and do not depend on a third-party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our shareholders. While our portfolio companies are independently managed, our Executive Committee also oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the Executive Committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis, if such opportunities arise. Messrs. Sloane and Downs have been involved together in the structuring and management of equity investments for the past fourteen years.
Market Opportunity
We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to shareholders.
The SMB market represents a large, underserved market.   We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, from 2012 through the first quarter of 2018, NSBF was the largest non-bank originator of SBA 7(a) loans by dollar lending volume and is currently the sixth largest SBA 7(a) lender in the U.S. As a result, we believe we and our controlled portfolio companies are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure in place presently to do it cost effectively in all 50 states and across many industries.
Future refinancing activity is expected to create additional investment opportunities.   A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.
The increased capital requirements and other regulations placed on banks may reduce lending by traditional large financial institutions and community banks.   While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as continued implementation of U.S. and international financial reforms, such as Basel III, phase in. We believe that these regulations or any similar domestic or international regulations that increase capital requirements will have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.
Increased demand for comprehensive, business-critical SMB solutions.   Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, we believe that companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll and benefit solutions, receivables financing and funding of SBA 504 loans which provide financing of fixed assets such as real estate or equipment. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages
We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:
Internally Managed Structure and Significant Management Resources.   We are internally managed by our executive officers under the supervision of our Board and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our shareholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. Our senior lending team has developed one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.
Business Model Enables Attractive Risk-Weighted Return on Investment in SBA 7(a) Lending.   Our SBA 7(a) loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in an advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.
State of the Art Technology.   Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process a business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.
Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure.   We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. The combination of our brand, our portal, our patented NewTracker® technology, and our web presence as Your Business Solutions Company® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. During 2017 we funded $385,882,000 of SBA 7(a) loans, based on the large volume of loan referrals we received in 2017. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our Executive Committee and Senior Lending Team will also seek to leverage their extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. We believe our current infrastructure and expansive relationships will continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.
Experienced Senior Lending Team with Proven Track Record.   We believe that our Senior Lending Team is one of the leading capital providers to SMBs. Our Senior Lending Team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While the primary focus of NSBF is to expand its debt financing activities in SBA 7(a) loans, our Executive Committee also has substantial experience in making debt and equity investments through our Capcos.
Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses.   While NSBF’s primary focus is to expand its lending by activities by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, through our controlled portfolio companies, we offer larger loans, between $5,000,000 and $10,000,000, greater than loans available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:
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have 3 to 10 years of operational history;

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significant experience in management;

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credit worthy owners who provide a personal guarantee for our investment;

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show a strong balance sheet to collateralize our investments; and

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show sufficient cash flow to be able to service the payments on our investments comfortably.

Although we may make investments in start-up businesses, we generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.
Disciplined Underwriting Policies and Rigorous Portfolio Management.   We pursue rigorous due diligence of all prospective investments originated through our platform. Our senior lending team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. In addition, SBL and BSP are servicers for commercial, SBA 7(a) and other government guaranteed investments whose exceptional servicing capabilities with compact timelines for loan resolutions and dispositions has attracted various third-party portfolios to these controlled portfolio companies.
Business Development Company Conversion
On October 22, 2014, we effectuated a 1 for 5 reverse stock split to attract institutional investors. On November 12, 2014, in conjunction with the completion of a public offering, we merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland and we elected to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). In connection with our election to be regulated as a BDC, we elected to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. In connection with our election of RIC status, on October 1, 2015 our Board declared a special dividend of  $2.69 per share which was paid partially in cash and partially in our common shares on December 31, 2015.
As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include debt or equity securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, as a BDC, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). See “Regulation.”
As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Investments
We engage in various investment strategies from time to time in order to achieve our overall investment objectives.
Portfolio Company Characteristics
We have and will continue to target investments in future portfolio companies that generate both current income and capital appreciation. In each case, the following criteria and guidelines are applied to the review of a potential investment however, not all criteria are met in every single investment, nor do we guarantee that all criteria will be met in the investments we will make in the future. We have and will continue to limit our investments to the SMB market.
Experienced Senior Investment Teams with Meaningful Investment.   We seek to invest in companies in which senior or key managers have significant company-or industry-level experience and have significant equity ownership. It has been our experience that these senior investment teams are more committed to the portfolio company’s success and more likely to manage the company in a manner that protects our debt and equity investments.
Significant Invested Capital.   We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s owners (and their ability and willingness to invest additional equity capital as and to the extent necessary) are also important considerations.
Appropriate Capital Structures.   We seek to invest in portfolio companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s equity owners to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our senior subordinated debt. A key consideration is a strong balance sheet and sufficient free cash flow to service any debt we may invest.
Strong Competitive Position.   We invest in portfolio companies that have developed strong, defensible product or service offerings within their respective market segment(s). These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their industry, which may result in superior operating margins or industry-leading growth.
Customer and Supplier Diversification.   We expect to invest in portfolio companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself. We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-weighted pricing scenario.
Investment Objectives
Debt Investments
We target our debt investments, which are principally made through our business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market historically producing gains and with a yield on investment in excess of 30%. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate.

All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity. As of March 31, 2018, substantially all of our SBA 7(a) portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.
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First Lien Loans.   Our first lien loans generally have terms of one to twenty-five years, provide for a variable interest rate, contain no prepayment penalties (however, the SBA will charge the borrower a prepayment fee if the loan has a maturity of 15 or more years and is prepaid during the first three years) and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

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Second Lien Loans.   Our second lien loans generally have terms of five to twenty five years, also primarily provide for a variable interest rate, contain no prepayment penalties (however, the SBA will charge the borrower a prepayment fee if the loan has a maturity of 15 or more years and is prepaid during the first three years) and are secured by a second priority security interest in all existing and future assets of the borrower. We typically only take second lien positions on additional collateral where we also have first lien positions on business assets.

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Unsecured Loans.   We make few unsecured investments, primarily to our controlled portfolio companies, which because of our equity ownership are deemed to be more secure. Typically, these loans are to meet short-term funding needs and are repaid within 6 to 12 months.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants.
Equity Investments
While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating platform or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to immediate return. Our objective with these companies is to foster the development of the businesses as a part of the integrated operational platform of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise as another means of supporting their development and that of the integrated whole.
In Capco investments, we often make debt investments in conjunction with being granted equity in the company in the same class of security as the business owner receives upon funding. We generally seek to structure our equity investments to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.
Investment Process
The members of our Senior Lending Team and our Executive Committee are responsible for all aspects of our investment selection process. The discussion below describes our investment procedures. The stages of our investment selection process are as follows:
Loan and Deal Generation/Origination
We believe that the combination of our brand, our portal, our patented NewTracker® technology, and our web presence as Your Business Solutions Company® have created an extensive loan and deal sourcing infrastructure. This is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and our extensive network of strategic alliance partners. We supplement our relationships by the selective use of radio and television advertising aimed primarily at lending to the SMB market. We believe we have developed a reputation as a knowledgeable and reliable source of capital, providing value-added advice, prompt processing, and management and operations support to our portfolio companies.
We market our loan and investment products and services, and those of our controlled portfolio companies, through referrals from our alliance partners such as AIG, Amalgamated Bank, Credit Union National Association, E-Insure, ENT Federal Credit Union, The Hartford, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Lending Tree, LLC, Randolph Brooks Federal Credit Union, UBS Bank, Meineke Dealers Purchasing Cooperative and True Value Company, among others using our patented NewTracker® referral system as well as direct referrals from our web presence, www.newtekone.com. The patent for our NewTracker® referral system is a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment providing further for security and transparency between referring parties. This system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence between the referred business client, the referring alliance partner and us.
Additional deal sourcing and referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. The BizExecs and TechExecs are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and eCommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our subsidiaries and controlled portfolio companies relates to acquiring customers at low cost. We seek to bundle our marketing efforts through our brand, our portal, NewTracker®, our web presence as Your Business Solutions Company® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our business finance platform to our customers and customers of our controlled portfolio companies, and to build upon our extensive deal sourcing infrastructure.
Screening
We screen all potential debt or equity investment proposals that we receive for suitability and consistency with our investment criteria (see “Portfolio Company Characteristics,” above). In screening potential investments, our Senior Lending Team and our Executive Committee utilize a value-oriented investment philosophy and commit resources to managing downside exposure. If a potential investment meets our basic investment criteria, a business service specialist or other member of our team is assigned to perform preliminary due diligence.
SBA Lending Procedures
We originate loans under the SBA 7(a) Program in accordance with our credit and underwriting policy, which incorporates by reference the SBA Rules and Regulations as they relate to the financing of such loans, including the U.S. Small Business Administration Standard Operating Procedures, Lender and Development Company Loan Program (“SOP 50 10”).
During the initial application process for a loan originated under the SBA 7(a) Program, a business service specialist assists and guides the applicant through the application process, which begins with the submission of an online form. The online loan processing system collects required information and ensures that all necessary forms are provided to the applicant and filled out. The system conducts two early automatic screenings focused primarily on whether (i) the requested loan is for an eligible purpose, (ii) the requested loan is for an eligible amount and (iii) the applicant is an eligible borrower. If the applicant is eligible to fill out the entire application, the online system pre-qualifies the applicant based on preset credit parameters that meet the standards of Newtek and the SBA.

Once the online form and the application materials have been completed, our underwriting department (the “Underwriting Department”) becomes primarily responsible for reviewing and analyzing the application in order to accurately assess the level of risk being undertaken in making a loan. The Underwriting Department is responsible for assuring that all information necessary to prudently analyze the risk associated with a loan application has been obtained and has been analyzed. Credit files are developed and maintained with the documentation received during the application process in such a manner as to facilitate file review during subsequent developments during the life of the loan.
Required Information
For a loan originated under the SBA 7(a) Program, the primary application document is SBA Form 1919 (Borrower Information Form) (“Form 1919”). Among other things, Form 1919 requires identifying information about the applicant, loan request, indebtedness, the principals, current or previous government financing, and certain other disclosures.
In addition to Form 1919, the following additional information is required:
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an SBA Form 912 (Statement of Personal History), if question 1, 2, or 3 of Form 1919 is answered affirmatively;

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an SBA Form 413 (Personal Financial Statement), for all owners of 20% or more (including the assets of the owner’s spouse and any minor children), and proposed guarantors;

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business financial statements dated within 180 days prior to submission to SBA, consisting of (a) year-end balance sheets for the last three years, including detailed debt schedule, (b) year-end profit & loss (P&L) statements for the last three years, (c) reconciliation of net worth, (d) interim balance sheet, and (e) interim P&L statements;

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a list of names and addresses of any subsidiaries and affiliates, including concerns in which the applicant holds a controlling interest and other concerns that may be affiliated by stock ownership, franchise, proposed merger or otherwise with the applicant, and business financial statements meeting the same requirements as above of such subsidiaries and affiliates;

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the applicant’s original business license or certificate of doing business;

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records of any loans the applicant may have applied for in the past;

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signed personal and business federal income tax returns of the principals of the applicant’s business for previous three years;

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personal résumés for each principal;

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a brief history of the business and its challenges, including an explanation of why the SBA loan is needed and how it will help the business;

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a copy of the applicant’s business lease, or note from the applicant’s landlord, giving terms of proposed lease; and

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if purchasing an existing business, (a) current balance sheet and P&L statement of business to be purchased, (b) previous two years federal income tax returns of the business, (c) proposed Bill of Sale including Terms of Sale, and (d) asking price with schedule of inventory, machinery and equipment, furniture and fixtures.

We view current financial information as the foundation of sound credit analysis. To that end, we verify all business income tax returns with the Internal Revenue Service and generally request that financial statements be submitted on an annual basis after the loan closes. For business entities or business guarantors, we request federal income tax returns for each fiscal year-end to meet the prior three-year submission requirement. For interim periods, we will accept management-prepared financial statements. The most recent financial information may not be more than 180 days old at the time of the approval of the loan, but we generally request that the most recent financial information not be older than 90 days in order to provide time for underwriting and submission to SBA for guaranty approval. For individuals or personal guarantors, we require a personal financial statement dated within 180 days of the application (sixty days is preferred) and personal income tax returns for the prior three years. In connection with each yearly update of business financial information, the personal financial information of each principal must also be updated. Spouses are required to sign all personal financial statements in order for the Underwriting Department to verify compliance with the SBA’s personal resource test. In addition, the Underwriting Department will ensure that there has been no adverse impact on financial condition of the applicant or its principals since the approval of the loan. If closing does not occur within ninety days of the date on which the loan is approved, updated business and personal financial statements must be obtained and any adverse change must be addressed before the proceeds of the loan may be disbursed. If closing does not occur within six months of the date on which the loan is approved, the applicant is generally required to reapply for the loan.
Stress Test
The standard underwriting process requires a stress test on the applicant’s interest rate to gauge the amount of increase that can be withstood by the applicant’s cash flow and still provide sufficient cash to service debt. The applicant’s cash flow is tested up to a 2% increase in interest rate. If the applicant’s debt service coverage ratio decreases to 1:1 or less than 1:1, the loan may only be made as an exception to our Underwriting Guidelines and would require the approval of our credit committee.
Required Site Visit
No loan will be funded without an authorized representative of Newtek first making a site visit to the business premises. We generally use a contracted vendor to make the required site visit but may from time to time send our own employees to perform this function. Each site visit will generate a narrative of the business property as well as photographs of the business property. Additional site visits will be made when a physical on-site inspection is warranted.
Credit Assessment of Applicant
Loan requests are assessed primarily based upon an analysis of the character, cash flow, capital, liquidity and collateral involved in the transaction.
Character:   We require a personal credit report to be obtained on any principal or guarantor involved in a loan transaction. Emphasis is placed upon the importance of individual credit histories, as this is a primary indicator of an individual’s willingness and ability to repay debt. Any material negative credit information must be explained in writing by the principal, and must be attached to the personal credit report in the credit file. No loan will be made where an individual’s credit history calls into question the repayment ability of the business operation. A loan request from an applicant who has declared bankruptcy within the ten years preceding the loan application will require special consideration. A thorough review of the facts behind the bankruptcy and impact on creditors will be undertaken in determining whether the principal has demonstrated the necessary willingness and ability to repay debts. In addition, we will examine whether the applicant and its principals and guarantors have abided by the laws of their community. Any situation where a serious question concerning a principal’s character exists will be reviewed on a case-by-case basis. Unresolved character issues are grounds for declining a loan request regardless of the applicant’s financial condition or performance.
Cash Flow:   We recognize that cash flow is the primary and desired source of repayment on any loan, and therefore is the primary focus of the credit decision. Any transaction in which the repayment is not reasonably assured through cash flow will be declined, regardless of other possible credit strengths. At a minimum, combined EBITDA will be used to evaluate repayment ability. Other financial analysis techniques will be employed as needed to establish the reasonableness of repayment. Where repayment is based on past experience, the applicant must demonstrate minimum combined cash flow coverage of 1.2 times based upon the most recent fiscal year-end financial statement. A determination of the ability to repay will not be based solely upon interim operating results. Where repayment ability is not evident from historical combined earnings (including new businesses and changes of ownership), projections will be analyzed to determine whether repayment ability is reasonably assured. For changes in ownership, monthly cash flow forecasts will be analyzed to determine adequacy to meet all of the borrower’s needs.

For business acquisition applications, the applicant will be required to submit projections and support such projections by detailed assumptions made for all major revenue and expense categories and an explanation of how the projections will be met. Analysis must include comparisons with relevant Risk Management Association (“RMA”) industry averages. EBITDA must be reasonably forecast to exceed debt service requirements by at least 1.2 times, after accounting for the initial phase of operations. For change of ownership applications, projections will also be measured against the actual historical financial results of the seller of the business concern. Projections must demonstrate repayment ability of not less than 1.2 times.
Capital:   Capital is a strong traditional indicator of the financial health of a business. For going concern entities, the pro-forma leverage position, as measured by the debt to tangible net worth ratio, may not exceed the RMA industry median or 4 to 1, whichever is greater. For change of ownership transactions, generally 25% of total project costs should be contributed as equity resulting in debt to tangible net worth ratio of 3 to 1.
For a change of ownership transaction where a substantial portion of intangibles are included within the transaction, adequacy of capital will be determined based upon an evaluation of the business value and level of injection. In determining the legitimacy of the business value, the loan underwriter must utilize two SBA approved valuation methods, as outlined in SBA SOP 50 10. If the business value is found to be acceptable, and the equity injection into the project is within our requirements as outlined herein, then the capital position will be considered satisfactory.
As a general rule, shareholder and affiliate loans may be added back to net worth only if such loans will be subordinated for the life of the SBA loan, with no principal or interest payments to be made. Financing by the seller of the business may also be considered as equity if the loan will be placed on full standby for the life of the SBA loan. Adjustments to net worth to account for the difference between the book value and appraised value of fixed assets may be made only when supported by a current appraisal. Appraisals on a “subject to” basis are not acceptable.
Liquidity:   Liquidity, as measured by the current ratio, must be in line with the RMA industry average. An assessment of the adequacy of working capital is required. An assessment of the liquidity of a business is essential in determining the ability to meet future obligations. Lending to cash businesses such as hotels and restaurants requires less analysis of the liquidity of the business due to the timing of cash receipts. Industries with large receivables, payables, and inventory accounts require thorough review of the cash cycle of the business and evaluation of the applicant’s ability to manage these accounts. The current and quick ratios and turnover of receivables, payables and inventory are measured against the RMA industry median in determining the adequacy of these liquidity measures.
Collateral.   We are required to reasonably secure each loan transaction with all worthwhile and available assets. Pursuant to SBA SOP 50 10, we may not (and will not) decline a loan if the only weakness in the application is the value of collateral in relation to the loan amount, provided that all assets available to the business and its principals have been pledged. As set forth in SBA SOP 50 10, the SBA considers a loan to be fully secured if the lender has taken a security interest in all available fixed assets with a combined “net book value” adjusted up to the loan amounts below. For 7(a) loans, “fixed assets” means real estate, including land and structures and machinery and equipment owned by the business. “Net book value” is defined as an asset’s original price minus depreciation and amortization.
We attempt to secure each loan transaction with as much real estate and liquid asset collateral as necessary; however, all fixed assets must be evaluated. Fixed assets are evaluated on the basis of the net book value to determine the realizable value among collateral types. Valuation factors are applied as follows:
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Commercial real estate — 75%

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Residential real estate — 85%

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Vacant land — 50%

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Machinery & Equipment — 50%

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Furniture & Fixtures — 10%

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Accounts receivable & inventory — 20%

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Leasehold improvements — 5%

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Certificate of Deposit — 100%

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Regulated Licenses — will vary dependent upon type of license and geographic area. The liquidation rate used must be fully justified.

In addition to an assessment of the criteria specified above, there are certain special industry-specific requirements that will be considered in the loan application decision.
Change of Ownership:   The minimum equity injection required in a change of ownership transaction is generally 20% but may be lower for specific industries such as medical and dental practices, gas stations and convenience stores, flag hotels and “strong” non-lodging franchises.
In the event of financing from the seller of the business, the applicant must inject not less than 10% of the project cost; the seller of the business may provide the balance on a complete standby basis for the life of the SBA loan. Exceptions to the equity requirement are reviewed on a case-by-case basis.
For a change of ownership transaction, the application must be accompanied by a business plan including reasonable financial projections. The financial performance of the seller of the business must be evaluated based upon three years of corporate income tax returns and a current interim financial statement. Projections for the applicant must be in line with the historical financial performance at the business location. In cases where financial performance of the seller of the business is poor, a satisfactory explanation must be provided to detail the circumstances of performance. Projections for the applicant must be accompanied by detailed assumptions and be supported by information contained in the business plan.
Management should have related experience in the industry and demonstrate the ability to successfully operate the business. In the absence of satisfactory related experience, an assessment of management’s experience and capabilities, given the complexity and nature of the business, will be made. In the case of a franchise, we will generally take into account the reputation of a franchisor for providing worthwhile management assistance to its franchisees.
We carefully review change of ownership transactions. The loan underwriter will review the contract for sale, which will be included in the credit file. The contract for sale must include a complete breakdown of the purchase price, which must be justified through either a third party appraisal or directly by the loan underwriter through an approved valuation method specified in SBA SOP 50 10. The contract of sale must evidence an arm’s length transaction (but transactions between related parties are permitted so long as they are on an arm’s-length basis) which will preserve the existence of the small business or promote its sound development. In addition, a satisfactory reason for the sale of the business must be provided. The seller of the business must provide the prior three years of business tax returns and a current interim financial statement, as applicable.
Also in connection with a change of ownership transaction, the Loan Processing area of the Underwriting Department will order Uniform Commercial Code searches on the seller of the existing business. If such a search identifies any adverse information, the Loan Processor will advise the Underwriting Manager or Operations Manager so a prudent decision may be made with respect to the application.
Real Estate Transactions:   Loan proceeds for the acquisition or refinancing of land or an existing building or for renovation or reconstruction of an existing building must meet the following criteria:
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the property must be at least 51% owner-occupied pursuant to SBA policies; and

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loan proceeds may not be used to remodel or convert any rental space in the property.

Loan proceeds for construction or refinancing of construction of a new building must meet the following criteria:
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the property must be at least 60% owner-occupied pursuant to SBA policies; and

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if the building is larger than current requirements of the applicant, projections must demonstrate that the applicant will need additional space within three years, and will use all of the additional space within ten years.

Commercial real estate appraisals are required on all primary collateral prior to the loan closing. In general, appraisals will be required as follows:
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for loans up to $100,000 — a formal opinion of value prepared by a real estate professional with knowledge of the local market area;

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for loans from $100,000 to $500,000 — a limited summary appraisal completed by a state certified appraiser;

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for loans from $500,000 to $1 million — a limited summary appraisal by a Member of the Appraisal Institute (“MAI”) appraiser; and

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for loans over $1 million — a complete self-contained appraisal by a MAI appraiser.

Environmental screenings and an environmental questionnaire are required for all commercial real estate taken as collateral.
In general, environmental reports are required as follows:
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for real estate valued up to $500,000 — a transaction screen including a records review;

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for real estate valued in excess of  $500,000 — a Phase I Environmental Report; and

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for the following types of property, a Phase I Environmental Report will be required regardless of property value: gasoline service stations, car washes, dry cleaners and any other business known to be in environmentally polluting industries.

In all cases for commercial real estate taken as collateral:
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if further testing is recommended, the recommended level of testing will be performed prior to the loan closing; and

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if the report indicates remedial action to be taken by the business, such actions must be completed prior to the loan closing and a closure letter must be provided prior to funding.

Medical Professionals:   In connection with a loan application relating to the financing of a medical business, all medical licenses will be verified, with the loss or non-renewal of license constituting grounds for denial of the application.   In addition, medical professionals must provide evidence of malpractice liability insurance of at least $2,000,000 or the loan amount, whichever is higher. Malpractice insurance must be maintained for the life of the loan.
Franchise Lending:   All franchise loan applications will be evaluated as to eligibility by accessing SBA’s Franchise Registry. If the franchise is listed in the registry and the current franchise agreement is the same as the agreement listed in the registry, Newtek will not review the franchise agreement. However, the franchise agreement will be reviewed for eligibility by the loan underwriter when either of the following applies: (i) the franchise is not listed on the SBA’s Franchise Registry or (ii) the franchise is on the registry, but the franchisor has not provided a “Certification of No Change on Behalf of a Registered Franchisor” or a “Certification of Changes on Behalf of a Registered Franchisor.”

Credit Package
For each loan application, the loan underwriter will prepare a credit package (the “Credit Package”). All credit and collateral issues are addressed in the Credit Package, including but not limited to, the terms and conditions of the loan request, use of proceeds, collateral adequacy, financial condition of the applicant and business, management strength, repayment ability and conditions precedent. The Underwriting Department will recommend approval, denial or modification of the loan application. The Credit Package is submitted to our credit committee for further review and final decision regarding the loan application.
Other than rejections for ineligibility of the applicant, the type of business or the loan purpose, NSBF may decline a loan application for the following reasons:
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after taking into consideration prior liens and considered along with other credit factors, the net value of the collateral offered as security is not sufficient to protect the interest of the U.S. Government;

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lack of reasonable assurance of ability to repay loan (and other obligations) from earnings;

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lack of reasonable assurance that the business can be operated at a rate of profit sufficient to repay the loan (and other obligations) from earnings;

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disproportion of loan requested and of debts to tangible net worth before and after the loan;

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inadequate working capital after the disbursement of the loan;

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the result of granting the financial assistance requested would be to replenish funds distributed to the owners, partners, or shareholders;

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lack of satisfactory evidence that the funds required are not obtainable without undue hardship through utilization of personal credit or resources of the owner, partners or shareholders;

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the major portion of the loan requested would be to refinance existing indebtedness presently financed through normal lending channels;

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credit commensurate with applicant’s tangible net worth is already being provided on terms considered reasonable;

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gross disproportion between owner’s actual investment and the loan requested;

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lack of reasonable assurance that applicant will comply with the terms of the loan agreement;

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unsatisfactory experience on an existing loan; or

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economic or physical injury not substantiated.

If a loan application is accepted, we will issue a commitment letter to the applicant. After approval, the SBA and NSBF enter into a Loan Authorization Agreement which sets forth the terms and conditions for the SBA’s guaranty on the loan. The closing of a loan is handled by an internal attorney, whose primary responsibility is closing the loan in accordance with the related Loan Authorization in a manner consistent with prudent commercial loan closing procedures, to ensure that the SBA will not repudiate its guaranty due to ineligibility, noncompliance with SBA Rules and Regulations or defective documentation. Before loan proceeds are disbursed, the closing attorney will verify the applicant’s required capital injection, ensure that proceeds are being used for a permitted purpose and ensure that other requirements of the Loan Authorization Agreement (including, but not limited to, required insurance and lien positions and environmental considerations) and SBA Rules and Regulations (including the use of proper SBA forms) have been met.

Maintenance of Credit Files
A credit file is developed on each borrowing account. Credit files, in either hard copy format or electronic copy, are maintained by the Underwriting Department and organized according to a specified format. The file contains all documentation necessary to show: (a) the basis of the loan, (b) purpose, compliance with policy, conditions, rate, terms of repayment, collateral, and (c) the authority for granting the loan. The credit file is subject to review or audit by the SBA at any time. Upon final action being taken on a loan application, information necessary for closing and servicing will be copied and maintained, while information not considered necessary will be transferred to off-site storage. Once a loan has been disbursed in full, credit files containing all documentation will be transferred to the file room or other electronic storage media and maintained under the authority of the administration staff. Any individual needing an existing credit file must obtain it from the administration staff member having responsibility for safeguarding all credit files or access it by a prearranged electronic file process. Removal of any information from the file will compromise the credit file and is prohibited.
Other, Primarily Equity Investments
Due Diligence and Underwriting
In making loans or equity investments other than SBA 7(a) loans or similar conventional loans to SMBs, our Executive Committee will take a direct role in screening potential loans or investments, in supervising the due diligence process, in the preparation of deal documentation and the completion of the transactions. The members of the Executive Committee complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence may address some or all of the following depending on the size and nature of the proposed investment:
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on-site visits with management and relevant key employees;

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in-depth review of historical and projected financial statements, including covenant calculation work sheets;

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interviews with customers and suppliers;

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management background checks;

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review reports by third-party accountants, outside counsel and other industry, operational or financial experts; and/or

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review material contracts.

During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.
Approval, Documentation and Closing
Upon the completion of the due diligence process, the Executive Committee will review the results and determine if the transaction should proceed to approval. If approved by our Senior Lending Team and Executive Committee, the underwriting professionals heretofore involved proceed to documentation.
As and to the extent necessary, key documentation challenges are brought before our Senior Lending Team and Executive Committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from our Executive Committee before closing and funding.

Ongoing Relationships with Portfolio Companies
Monitoring, Managerial Assistance
We have and will continue to monitor our portfolio companies on an ongoing basis. We monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audits, quarterly unaudited financial statements with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using these monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we sometimes adjust their financial statements to reflect pro-forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings. Additionally, we believe that, through our integrated marketing and sale of each service line of NSBF and our controlled portfolio companies to our controlled portfolio companies (including electronic payment processing services through NMS and Premier, technology solutions through NTS, insurance solutions through NIA and payroll and benefits services through NPS) and non-affiliate portfolio companies, we have in place extensive and robust monitoring capabilities.
We have several methods of evaluating and monitoring the performance and fair value of our investments, including the following:
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assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

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periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

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comparisons to our other portfolio companies in the industry, if any;

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attendance at and participation in board meetings; and/or

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review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of our valuation procedures, we risk rate all of our investments including loans. In general, our rating system uses a scale of 1 to 8, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt or investment principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal loan and investment risk rating system incorporates the following eight categories:
Rating	Summary Description
1	Acceptable — Highest Quality — Loans or investments that exhibit strong financial condition and repayment capacity supported by adequate financial information. Generally, as loans these credits are well secured by marketable collateral. These credits are current and have not demonstrated a history of late-pay or delinquency. There are no or few credit administration weaknesses. This score represents a combination of a strong acceptable credit and adequate or better credit administration. Newly underwritten loans or investments may be rated in this category if they clearly possess above-average attributes in all of the above areas. In general, as investments these credits are performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment.
2	Acceptable — Average Quality — These loans or investments are supported by financial condition and repayment strengths that offset marginal weaknesses. Generally, as loans these credits are secured but may be less than fully secured. These loans are current or less than 30 days past due and may or may not have a history of late payments. They may contain non-material credit administration weaknesses or errors in verifying that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating should also be used to assign an initial risk rating to loans or investments that are recommended for approval by underwriting. Without a performance history and/or identified credit administration deficiencies, emphasis should be placed on meeting or exceeding underwriting standards collateral protection, industry experience, and guarantor strength. It is expected that most of our underwritten loans will be of this quality.
3	Acceptable — Below Average — These loans or investments are the low-end range of acceptable. Loans would be less than fully secured and probably have a history of late pay and/or delinquency, though not severe. They contain one or more credit administration weaknesses that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating may also be used to identify new loans or investments that may not meet or exceed all underwriting standards, but are approved because of offsetting strengths in other areas. These credits, while of acceptable quality, typically do not possess the same strengths as those in the 1 or 2 categories. In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment.
4	Other Assets Especially Mentioned (OAEM or Special Mention) — Strong — These loans or investments are currently protected by sound worth and cash flow or other paying capacity, but exhibit a potentially higher risk situation than acceptable credits. While there is an undue or unwarranted credit risk, it is not yet to the point of justifying a substandard classification. Generally, these loans demonstrate some delinquency history and contain credit administration weaknesses. Performance may show signs of slippage, but can still be corrected. Credit does not require a specific allowance at this point but a risk of loss is present.
5	Substandard — Workout — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower. Generally, loan collateral protects to a significant extent. There is a possibility of loss if the deficiencies are not corrected and secondary sources may have to be used to repay credit. Credit administration can range from very good to adequate indicating one or more oversights, errors, or omissions which are considered significant but not seriously misleading or causing an error in the loan decision. Performance has slipped and there are well-defined weaknesses. A specific allowance is in order or risk of loss is present.

Rating	Summary Description
6	Substandard — Liquidation — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower or investee. In addition, the weaknesses are so severe that resurrection of the credit is unlikely. For loans, secondary sources will have to be used for repayment. Credits in this category would be severely stressed, nonperforming, and the business may be non-viable. There could be character and significant credit administration issues as well. A specific allowance should be established or the lack of one clearly justified.
7	Doubtful — This classification contains all of the weaknesses inherent in a substandard classification but with the added characteristic that the weaknesses make collection or repayment of principal in full, on the basis of existing facts, conditions and values, highly questionable and improbable. The probability of loss is very high, but the exact amount may not be estimable at the current point in time. Loans in this category are severely stressed, generally non-performing and/or involve a non-viable operation. Collateral may be difficult to value because of limited salability, no ready and available market, or unknown location or condition of the collateral. Credit administration weaknesses can range from few to severe and may jeopardize the credit as well as the guaranty. All such loans or investments should have a specific allowance.
8	Loss — Loans or investments classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is no longer warranted. This classification does not mean that the credit has no recovery or salvage value but, rather, it is not practical to defer writing off this asset. It is also possible that the credit decision cannot be supported by the credit administration process. Documents and verification are lacking; analysis is poor or undocumented, there is no assurance that the loan is eligible or that a correct credit decision was made. Loss loans are loans where a loss total can be clearly estimated. Losses should be taken during the period in which they are identified.
We will monitor and, when appropriate, change the investment ratings assigned to each loan or investment in our portfolio. In connection with our valuation process, our management will review these investment ratings on a quarterly basis, and our Board will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.
Historically, we have provided significant operating and managerial assistance to our portfolio companies and our controlled portfolio companies. As a BDC, we will continue to offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We may sometimes receive fees for these services.
Valuation Procedures
We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:
Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained. We also employ independent third party valuation firms for certain of our investments for which there is not a readily available market value.
Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Board, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our Senior Lending Team and Executive Committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the Board reviews the preliminary valuations of members of our Senior Lending Team and Executive Committee and/or that of the third party valuation firm and responds to the valuation recommendation with comments, if any; and (v) the Board will discuss valuations and determine the fair value of each investment in our portfolio in good faith.
Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
The determination of fair value will generally be based on the following factors, as relevant:
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the nature and realizable value of any collateral;

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adherence to the portfolio company’s business plan and compliance with covenants;

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periodic and regular contact with the portfolio company’s management to discuss financial position, requirements and accomplishments;

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comparison to portfolio companies in the same industry, if any;

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the portfolio company’s ability to make payments;

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the portfolio company’s earnings and discounted cash flow;

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the markets in which the portfolio company does business; and

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comparisons to publicly traded securities.

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Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

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private placements and restricted securities that do not have an active trading market;

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securities whose trading has been suspended or for which market quotes are no longer available;

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debt securities that have recently gone into default and for which there is no current market;

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securities whose prices are stale;

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securities affected by significant events; and

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securities that our investment professionals believe were priced incorrectly.

Competition
We compete for SBA 7(a) and other SMB loans with other financial institutions and various SMB lenders, as well as other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as collateralized loan obligations, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in SMBs. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities have greater financial and managerial resources than we do but we believe that they invariably lack the ability to process loans as quickly as we can and do not have the depth of our customer service capabilities. We believe we will be able to compete with these entities primarily on the basis of our financial technology infrastructure, our experience and reputation, our deep industry knowledge and ability to provide customized business solutions, our willingness to make smaller investments than other specialty finance companies, the breadth of our contacts, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We and our controlled portfolio companies compete in a large number of markets for the sale of financial and other services to SMBs. Each of our controlled portfolio companies competes not only against suppliers in its particular state or region of the country but also against suppliers operating on a national or even a multi-national scale. None of the markets in which our controlled portfolio companies compete are dominated by a small number of companies that could materially alter the terms of the competition.
Our electronic payment processing portfolio companies compete with entities including Global Payments, First National Bank of Omaha and Paymentech, L.P. Our managed technology solutions portfolio company competes with 1&1, Hosting.com, Discount ASP, Maxum ASP, GoDaddy®, Yahoo!®, BlueHost®, iPowerWeb® and Microsoft Live among others.
Our business finance platform competes with regional and national banks and non-bank lenders. Intuit® is bundling electronic payment processing, web hosting and payroll services similar to ours in offerings that compete in the same SMB market.
In many cases, we believe that our competitors are not as able as we are to take advantage of changes in business practices due to technological developments and, for those with a larger size, are unable to offer the personalized service that many SMB owners and operators desire.
While we compete with many different providers in our various businesses, we have been unable to identify any direct and comprehensive competitors that deliver the same broad suite of services focused on the needs of the SMB market with the same marketing strategy as we do. We believe that some of the competitive advantages of our platform include:
•
compatible products such as our e-commerce offerings that we are able to bundle to increase sales, reduce costs and reduce risks for our customers and enable us to sell two, three, or four products at the same time;

•
the patented NewTracker® referral system, which allows us and our portfolio companies to process new business utilizing a web-based, centralized processing point and provides back end scalability, and allows our alliance partners to offer a centralized access point for their SMB clients as part of their larger strategic approach to marketing, thus demonstrating their focus on providing a suite of services to the SMB market in addition to their core service;

•
the focus on developing and marketing business solutions and financial products and services aimed at the SMB market;

•
scalability, which allows us to size our business solutions capabilities very quickly to meet customer and market needs;

•
the ability to offer personalized service and competitive rates;

•
a strategy of multiple channel distribution, which gives us maximum exposure in the marketplace;

•
high quality customer service 24/7/365 across all business lines, with a focus primarily on absolute customer service and;

•
a telephonic interview process, as opposed to requiring handwritten or data-typing processes, which allows us to offer high levels of customer service and satisfaction, particularly for SMB owners who do not get this service from our competitors

Revenues by Geographic Area
During the three months ended March 31, 2018, and the years ended December 31, 2017, 2016 and 2015, all of our revenue was derived from customers in the United States.
Employees
As of March 31, 2018, we had a total of 166 employees.

SBIC
We may apply for a Small Business Investment Company, or “SBIC,” license from the SBA if we believe that it will further our investment strategy and enhance our returns. If this application is approved, our SBIC subsidiary would be a wholly owned subsidiary and able to rely on an exclusion from the definition of  “investment company” under the 1940 Act. Our SBIC subsidiary would have an investment objective substantially similar to ours and would be able to make similar types of investments in accordance with SBIC regulations.
Properties
We conduct our principal business activities in facilities leased from unrelated parties at market rates. Our headquarters are located in Lake Success, New York. Our operating subsidiaries have properties which are material to the conduct of their business as noted below. In addition, our Capcos maintain offices in each of the states in which they operate.
Below is a list of our leased offices and space as of March 31, 2018 which are material to the conduct of our business:
Location	Lease expiration	Purpose	Approximate square feet
1981 Marcus Avenue Lake Success, NY 11042	April 2027	Corporate headquarters and lending operations, NY Capco offices and certain controlled portfolio companies’ offices	43,000
4 Park Plaza Irvine, CA 92614	March 2021	NSBF lending operations	3,300
5901 Broken Sound Parkway NW Boca Raton, FL 33487	August 2018	NSBF lending operations	3,800
14 East Washington Street Orlando, FL 32801	September 2019	NSBF lending operations	1,700
We believe that our leased facilities are adequate to meet our current needs and that additional facilities are available to meet our development and expansion needs in existing and projected target markets.
Legal Proceedings
In the ordinary course of business, the Company and its wholly owned portfolio companies may from time to time be party to lawsuits and claims. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit. The Company is not currently involved in any litigation matters. For legal proceedings involving controlled portfolio companies, refer to “Risk Factors — Legal Proceedings — Portfolio Companies.”

PORTFOLIO COMPANIES
The following tables set forth certain information as of March 31, 2018 regarding each portfolio company in which we had a debt or equity investment. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment.
Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments
Alaska Industrial Paint LLC 229 Whitney Road Unit B Anchorage AK 99501	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2043	$141.8	$141.8	$151.6	0.05%
B&C Texas Leasing Inc and M&W Hot Oil, Inc. 8124 Sprague Road Odessa TX 79764	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	980.0	980.0	928.1	0.33%
GQ Investments, LLC 5772 Miami Lakes Drive East Miami FL 33014	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	210.5	210.5	187.9	0.07%
Technical Ordnance Solutions, LLC 9950 Business Circle, Suite 13 Naples FL 34112	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	1,250.0	1,250.0	1,100.5	0.39%
America’s Little Leaders Academy, Inc 2570 NW 152nd Terrace Opa-Locka FL 33054	Social Assistance	Term Loan	Prime plus 2.75%	3/30/2043	22.5	22.5	23.4	0.01%
Master Roofing and Siding Inc. 25 Robert Pitt Dr Suite 213 Monsey NY 10952	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2028	265.0	265.0	231.6	0.08%
Romancing the Stone 140 Centre of New England Blvd Coventry RI 02816	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2043	362.5	362.5	365.5	0.13%
Payne’s Environmental Services LLC 5617 Causeway Blvd Tampa FL 33619	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2028	226.6	226.6	213.1	0.08%
Alaska Industrial Paint LLC 229 Whitney Road, Unit B Anchorage AK 99501	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2028	124.8	124.8	122.5	0.04%
Michael S Brown Physical Therapy, P.C 300 Hempstead Tpke Ste. 3 & 4 Hempstead NY 11552	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2028	98.3	98.3	85.9	0.03%
Arrow Freight Inc 1000 Jorie Boulevard Suite 250 Oak Brook IL 60523	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	704.7	704.7	615.8	0.22%
B&C Texas Leasing Inc., M & W Hot Oill, Inc 8124 Sprague Road Odessa TX 79764	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2043	270.0	270.0	267.8	0.10%
Fifth Wheel Truck Stop 001 3767 S Golden State Boulevard Fresno CA 93725	Gasoline Stations	Term Loan	Prime plus 2.75%	3/30/2043	1,145.5	1,145.5	1,120.5	0.40%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Boulevard Books Inc. 1195 Castleton Avenue Staten Island NY 10310	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/30/2043	$121.3	$121.3	$125.2	0.04%
Kaz Wellness, LLC dba Grounded Wellness Center 104 Clover Court Bartlett IL 60103	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2028	15.9	15.9	14.5	0.01%
Hot Shot Services, Inc and TFB, Ltd Co 4111 Ellison Street NE ALBUQUERQUE NM 87109	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2043	400.0	400.0	427.7	0.15%
Lou & Choo Enterprises Inc. 2101 West Hunting Park Avenue Philadelphia PA 19140	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2043	21.5	21.5	23.0	0.01%
Kenneth Whelchel dba Whelchel Fencing and Construction 505 West Street Esbon KS 66941	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/28/2028	65.0	65.0	59.8	0.02%
Cartwright Termite & Pest Control Inc. and Cartwright Termite & Pest Co 1376 Broadway El Cajon CA 92021	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2028	232.8	232.8	217.5	0.08%
Bebos Inc dba Pizza Hut & Sunoco 2003 West 5th Street Clifton TX 76634	Gasoline Stations	Term Loan	Prime plus 2.75%	3/28/2028	217.5	217.5	206.3	0.07%
Clancy 15 LLC and Allied Molded Products LLC 1145 13th Avenue East Palmetto FL 34221	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2043	220.0	220.0	216.9	0.08%
Corning Lumber Company Inc & Frank R Close & Son Inc dba True Valley C 111 E. Laurel Street Willows CA 95988	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/28/2028	87.5	87.5	89.6	0.03%
Montage Mountain Resorts, LP 1000 Montage Mountain Rd Scranton PA 18505	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/28/2043	1,250.0	1,250.0	1,336.6	0.48%
Clancy 15 LLC and Allied Molded Products LLC 1145 13th Avenue East Palmetto FL 34221	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2028	154.6	154.6	145.5	0.05%
K.C. Communications, Inc. 2715 Saturn Street Brea CA 92821	Telecommunications	Term Loan	Prime plus 2.75%	3/27/2028	62.5	62.5	64.0	0.02%
Towing Professionals of Arizona Inc dba Shamrock Towing, All Valley Im 2801 W Osborn Road Phoenix AZ 85017	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2028	150.0	150.0	136.5	0.05%
Towing Professionals of Arizona Inc dba Shamrock Towing & All Valley I 2801 W Osborn Road Phoenix AZ 85017	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2043	538.8	538.8	514.5	0.18%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Cable Management, LLC 200 Pratt Street Meriden CT 06450	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	$99.0	$99.0	$93.6	0.03%
Aque Investment Group LLC 3838 N. Sam Houston Parkway E Houston TX 77032	Real Estate	Term Loan	Prime plus 2.75%	3/23/2028	265.5	265.5	270.0	0.10%
Shweiki Media Inc dba Study Breaks Magazine 4954 Space Center Drive San Antonio TX 78218	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/23/2028	75.0	75.0	74.9	0.03%
Denton BioFuels LLC and Amercian BioSource, LLC 624 W. University Drive. #359 Denton TX 76201	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	97.5	97.5	90.1	0.03%
All Regional Recyclers of Wood LLC dba ARROW 104 Wooster Street Bethal CT 06801	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	131.3	131.3	124.0	0.04%
Sunshine Tents and Event Rentals LLC 2322 SW 58th Terrace West Park FL 33023	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/23/2028	62.5	62.5	64.0	0.02%
Sofasco, Inc 182 Garber Lane Winchester VA 22602	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2043	100.0	100.0	98.1	0.04%
Kajun Martial Arts LLC 36546 Mission Street Prairieville LA 70769	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2028	22.5	22.5	20.0	0.01%
New York Label & Box Corp 50 Oval Drive Islandia NY 11749	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2043	1,250.0	1,250.0	1,274.1	0.46%
ME Interiors LLC 8816 S Sheridan Road Tulsa OK 74133	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/22/2028	18.8	18.8	16.4	0.01%
GeoTek Alaska, Inc 2756 Commercial Drive Anchorage AK 99501	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2043	850.0	850.0	871.2	0.31%
Rexco Foods LLC dba Papa John’s 18640 Fm 1488 Suite C Magnolia TX 77354	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2028	42.5	42.5	37.1	0.01%
RTSP Union LLC 2438 Route 22 East Union NJ 07083	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/20/2028	50.0	50.0	51.2	0.02%
TX Superior Communications, LLC 6223 Krempen Ave San Antonio TX 78233	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/19/2028	93.3	93.3	84.9	0.03%
Cest Chic Concepts, LLC dba Salon Cest Chic 15231 Hall Station Road Unit 104 Bowie MD 20721	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/19/2028	11.3	11.3	10.1	0.00%
Petroleum Equipment & Services, Inc 5631 Silverado Way Unit G Anchorage AK 99518	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/16/2028	250.0	250.0	252.5	0.09%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Camerabots Media, LLC 4501 Ford Ave Suite 207 Alexandria VA 22302	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/16/2028	$15.0	$15.0	$13.4	0.00%
Car Pro Auto Spa of Stuart, LLC dba Tide Pools Island Gifts 1615 SE Decker Ave Stuart FL 34994	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/16/2028	22.5	22.5	23.0	0.01%
Rojenco, Inc. dba Buggy Bathe Auto Wash Lube & Detail Shoppe 2217 Richmond Road Williamsburg VA 23188	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	519.1	519.1	546.7	0.20%
Bear Bones, Inc. 43 Libson Street Lewiston ME 04240	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2043	22.5	22.5	23.5	0.01%
CTD Operations Inc 219 Saint Nazaire Rd STE G Broussard LA 70518	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/15/2028	22.8	22.8	20.8	0.01%
Rojenco II, Inc. 4357 Shore Drive Virginia Beach VA 23455	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	402.5	402.5	423.9	0.15%
Summit Insights Group LLC 19 Briant Parkway Summit NJ 07901	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/14/2028	95.5	95.5	83.5	0.03%
Bovill Creative LLC 4590 Columbia Pike Thompsons Station TN 37179	Real Estate	Term Loan	Prime plus 2.75%	3/14/2028	53.8	53.8	55.1	0.02%
SRG Waterfront LLC 88 District Square SW Washington DC 20005	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/9/2028	312.5	312.5	276.7	0.10%
Dante Ultimate Cleaning Service LLC 16969 River Park Dr Covington LA 70345	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/9/2028	10.2	10.2	9.5	0.00%
HG Ventures, Inc. 100 Phoenix Drive Finleyville PA 15332	Truck Transportation	Term Loan	Prime plus 2.75%	3/9/2028	133.1	133.1	116.3	0.04%
2b Mom Inc dba Mom’s the Word Maternity 3150 18th Street, Suite 435 San Francisco CA 94110	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/9/2028	97.5	97.5	85.3	0.03%
Bee Kidz Funzone Inc 10101 Southern Blvd Royal Palm Beach FL 33411	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/9/2028	51.8	51.8	51.1	0.02%
Integrity Machinery Moving, LLC 9125 North Time Oil Road Portland OR 97203	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/8/2028	22.5	22.5	23.0	0.01%
Treft Systems Inc 1050 Kings Highway North Suite #107 Cherry HIll NJ 08034	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/8/2028	15.0	15.0	13.2	0.00%
Play4Fun dba Luv 2 Play 13722 Jamboree Road Irvine CA 92602	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2028	52.9	52.9	53.1	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Unpainted Arizona, LLC dba Westside Bowl 2617 Mahoning Ave Youngstown OH 44509	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2043	$61.5	$61.5	$65.8	0.02%
Stepping Stones Childrens Academy 720 Rancho Del Norte Drive Las Vegas NV 89031	Social Assistance	Term Loan	Prime plus 2.75%	3/2/2043	253.3	253.3	264.2	0.09%
Espinoza & Salinas Group Ltd dba Credit 360 Consulting 17806 IH 10 Ste 300 SAN ANTONIO TX 78257	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/2/2028	5.0	5.0	4.5	0.00%
BC Bishop Enterprises LLC dba 9 Round Pooler 105-107 Grand Central Blvd Pooler GA 31322	Educational Services	Term Loan	Prime plus 2.75%	3/2/2028	8.4	8.4	7.5	0.00%
The Law Offices of Samuel R Miller LLC 7405 Lake Worth Road Lake Worth FL 33467	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2043	119.0	119.0	126.7	0.05%
Connie Engelbrecht 20640 Raven Drive Eagle River AK 99577	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2028	3.0	3.0	2.7	0.00%
Urban Fitness Group LLC dba Crunch Fitness Group LLC 2800 S IH-35, Suite 220 Round Rock TX 78681	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2028	103.0	103.0	105.5	0.04%
Merciful Heavenly Homes, LLC 401 Dillar’s Mill Road Tyner NC 27980	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/28/2043	66.0	66.0	70.5	0.03%
Carey Collision Repairs Inc. 295 D Bucheimer Road Fredrick MD 21701	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/27/2028	75.0	75.0	67.2	0.02%
Betty’s Catering Corp, Betty’s Decoration & Wedding Center Inc. 94-33 Corona Ave Corona NY 11373	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/26/2043	355.0	355.0	379.6	0.14%
Purely Seed LLC 11515 Lake Lane, Suite 102 Chisago MN 55013	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/26/2028	125.0	125.0	109.2	0.04%
Carries Cakes and Catering, Inc dba Carrie’s Cakes and Confections 4308 Holland Road Virginia Beach VA 23452	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2028	5.3	5.3	4.6	0.00%
Jackpine Technologies Corporation Mill & Main Building 2 Ste 640 Maynard MA 01754	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/22/2028	80.0	80.0	76.2	0.03%
Crossfit iQ LLC 346 Pike Road, Bay 8 & 9 West Palm Beach FL 33411	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/21/2028	42.5	42.5	38.2	0.01%
Wellfleet Consulting Inc. 2275 Research Blvd Suite 500 Rockville MD 20850	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/21/2028	15.0	15.0	13.1	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
New View Media Group LLC 1 Old Wolfe Road Suite 205 Budd Lake NJ 07828	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/16/2028	$82.5	$82.5	$84.5	0.03%
Town & Country Transportation Co. 191-193 Arch Street New Britain CT 06051	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/16/2028	66.3	66.3	67.9	0.02%
Lulinjett LLC dba All American Printing & Design 4621 Bayshore Road Fort Myers FL 33917	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/14/2043	106.3	106.3	113.6	0.04%
Margab Inc dba Smoothie King 14200 SW 8th St Unit #102 Miami FL 33184	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/13/2028	12.8	12.8	11.4	0.00%
JumboMarkets, Inc. 15500 SW Trail Drive Indiantown FL 34956	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/13/2028	207.5	207.5	187.6	0.07%
Start “UP” Dreams, Inc dba SDC Concrete and Start “UP” Dream Constructi 30521 134th St SE Sultan WA 98294	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/9/2028	75.0	75.0	69.2	0.02%
Tony Herring & Associates, Inc. 211 West Camellia Drive Slidell LA 70458	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	2/9/2028	8.3	8.3	8.2	0.00%
Quality Machine of Iowa, Inc 1040 4th Avenue Audubon IA 50025	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/9/2028	1,250.0	1,250.0	1,188.6	0.43%
Apps Inc., Market Share, and Singular Leaseholdings LLC 800 Village Walk #159 Madison CT 06443	Telecommunications	Term Loan	Prime plus 2.75%	2/8/2028	525.0	525.0	458.8	0.16%
De La Vega LLC dba De La Vega Deland and De La Vega Oviedo 128 North Woodland Blvd Deland FL 32720	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2028	49.9	49.9	46.3	0.02%
Macrotech Integrated Management Solutions dba Extreme Lawn Care 2425 Durrance LN Ormond Beach FL 32174	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/5/2028	12.0	12.0	12.3	0.00%
Midlothian Hardware Inc dba Grills True Value 4751 West 147th Street Midlothian IL 60445	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	2/2/2028	15.0	15.0	15.1	0.01%
M&R Wong LLC 1431 N Durham Drive Houston TX 77008	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/1/2028	12.0	12.0	10.5	0.00%
Chace Building Supply of CT Inc., 90 Route 171 Woodstock CT 06281	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	1/31/2043	300.0	300.0	320.8	0.11%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Rocco’sLandscaping LLC 151 Kitts Lane Newington CT 06111	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/31/2043	$74.9	$74.9	$80.1	0.03%
USA General Investment LLC dba Braniff Paint and Body Shop 2290 NW 21st Terrace Miami FL 33142	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/31/2028	14.9	14.9	13.4	0.00%
WydeBodi, LLC dba Wyde Bodi Auto Tags 706 North 37th Street Philadelphia PA 19104	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/30/2043	47.4	47.4	48.9	0.02%
New Phaze Packaging Inc 9533 Irondale Avenue Los Angeles CA 91311	Paper Manufacturing	Term Loan	Prime plus 2.75%	1/26/2043	958.1	958.1	1,016.5	0.36%
Parati USA Inc 1018 Wilt Avenue Ridgefield NJ 07657	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	1/25/2028	22.4	22.4	19.5	0.01%
Concrete Services LLC and James Ward 24 County Road 901 Jemison AL 35085	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/25/2028	99.4	99.4	91.9	0.03%
Southside BBQ Corp 16032 South Highway 16 Cherokee TX 76832	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/25/2028	19.4	19.4	19.8	0.01%
Flair Interiors, Inc dba Giant Don’s Flooring America 7725 Old Seward Highway Anchorage AK 99502	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	1/24/2028	136.7	136.7	140.0	0.05%
Tier 1 Solutions LLC 1000 Essington Road Juliet IL 60435	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2028	7.5	7.5	6.7	0.00%
Friend Contractors, LLC 1950 Mill Bay Road Kodiak AK 99615	Construction of Buildings	Term Loan	Prime plus 2.75%	1/19/2043	232.2	232.2	235.8	0.08%
Weeping Willow Kennels, Inc. 6041 Hammond School Road Salisbury, MD 21804	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2028	10.4	10.4	10.6	0.00%
Lavish Specs Inc 262 Glen Street Glen Cove NY 11542	Machinery Manufacturing	Term Loan	Prime plus 2.75%	1/19/2028	7.5	7.5	6.5	0.00%
Driven Warehouse/Distribution LLC 271 East North Avenue Glendale IL 60139	Truck Transportation	Term Loan	Prime plus 2.75%	1/18/2028	132.4	132.4	115.7	0.04%
MedWorxs Inc. 6857 Timbers Dr. Evergreen CO 80439	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2028	78.3	78.3	68.4	0.02%
Lou & Choo Enterprises Inc dba Lou & Choo Lounge 2101,2103 & 2105 West Hunting Park Ave Philadelphia PA 19140	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/18/2043	114.9	114.9	115.8	0.04%
Specialized Dairy Processors LLC and Nathaly Zapata 2200 N Commerce Parkway Weston FL 33326	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/16/2028	64.6	64.6	56.5	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Work of Heart Inc dba Little Nest Portraits 1000 Merdian Boulevard, Suite 112 Franklin TN 37067	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/10/2028	$5.2	$5.2	$4.6	0.00%
Human Resource Time Manager LLC 2737 Humphrey Street East Elmhurst NY 11369	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/8/2028	15.4	15.4	15.7	0.01%
Impress Therapeutic Massage LLC 3145 Suntree Blvd. Suite 102 Rockledge FL 32955	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/8/2043	62.9	62.9	65.4	0.02%
Crad Holding LLC dba Neighborhood Laundry of Bloomfield 60 Dodd Street Bloomfield NJ 07003	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/5/2028	62.1	62.1	54.7	0.02%
Sandfree Systems LLC 116 Cricket Avenue Suite B Ardmore PA 19003	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/5/2028	7.5	7.5	7.6	0.00%
Social Link LLC 41 Peabody Street Nashville TN 37210	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	11.1	11.1	9.7	0.00%
Farec, Inc 30250 W Nine Mile Road Farmington MI 48336	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/29/2042	280.5	280.5	286.6	0.10%
Best Choice Meats, Inc 12646 and 12650 Springfield Ave Alsip IL 60803	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/29/2027	64.3	64.3	64.5	0.02%
Morrocco Method, Inc 4211 Broad Street, Suite B San Luis Obispo CA 93401	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	859.3	859.3	877.6	0.31%
Anglin Cultured Stone Products LLC 877 Salem Church Road Newark DE 19702	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	642.1	642.1	625.3	0.22%
Advance Case Parts Inc 12489 NW 44th Street Coral Springs FL 33065	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	49.0	49.0	46.6	0.02%
Gorilla Warfare LLC 100 Bonnabrook Drive Hermitage TN 37076	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2027	22.3	22.3	20.2	0.01%
TrialHawk Litigation Group LLC 11710 Plaza America Drive, Suite #2000 Reston VA 20190	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	15.6	15.6	13.6	0.00%
Landmark Ventures USA Inc 475 Park Avenue South 25th Floor New York NY 10016	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	12/22/2027	61.8	61.8	53.9	0.02%
Salida Family Chiropractic-PPLC dba Salida Sport and Spine 203 G Street Salida CO 81201	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	11.9	11.9	10.4	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diag 12351 Gateway Park Place Draper UT 84020	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	$770.1	$770.1	$681.0	0.24%
Jacliff Investments Inc dba International Heal 2355 South 1070 West, Suite D Salt Lake City UT 84119	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	49.4	49.4	43.1	0.02%
Driven Warehouse/Distribution LLC 271 East North Avenue Glendale IL 60139	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	741.3	741.3	647.2	0.23%
Bisson Transportation Inc 85 Eisenhower Drive Westbrook ME 04092	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	74.1	74.1	72.0	0.03%
Anderson Farms Inc 271 West Highway 30 Burley ID 83318	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	1,235.6	1,235.6	1,090.1	0.39%
Medical Plaza of Boro Park PC 1266 51 St 1st Floor Brooklyn NY 11219	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	61.8	61.8	53.9	0.02%
Muckamuck Trucks, Inc. 510 S Spring Street Ukiah CA 95482	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	13.6	13.6	12.9	0.00%
O’Rourke’s Diner, LLC 728 Main Street Middleton CT 06457	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	3.7	3.7	3.6	0.00%
Dudeck Enterprise LLC dba Detail Garage Las Vegas 2360 South Rainbow Blvd, Suite 3 Las Vegas NV 89146	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	16.1	16.1	16.4	0.01%
DHD Enterprise LLC dba Edible Arrangements #1699 828 Washington Avenue Miami Beach FL 33139	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	13.6	13.6	12.7	0.00%
Street Magic Enterprise LLC 1700 E Bridge Street New Lisbon WI 93950	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2027	86.9	86.9	83.6	0.03%
Tropical Stone LLC 4 Lee Blvd Malvern PA 19355	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	185.3	185.3	189.7	0.07%
Ameco Forest Products LLC 5100 SE Rice Lane Amity OR 97101	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	173.0	173.0	177.0	0.06%
CT Auto Spa LLC 39 Albany Turnpike West Simsbury CT 06092	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2027	213.4	213.4	214.5	0.08%
Blue Lagoon Resort, LLC dba Hill View Cottages 3670 Lake Shore Drive Lake George NY 12845	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	188.3	188.3	201.2	0.07%
DBMS Consulting, Inc. 164 West 83rd Street-Units CF1 and CF2 New York NY 10024	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2027	74.1	74.1	70.3	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Best Quality Home Care LLC 317 S Berry Street Centralia WA 98531	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/19/2027	$7.9	$7.9	$6.9	0.00%
CZAR Industries, Inc. 1424 Heath Avenue Ewing NJ 08638	Machinery Manufacturing	Term Loan	Prime plus 2.75%	12/19/2027	260.0	260.0	241.5	0.09%
Auto Excellance of Fort Myers Inc. 3105 Fowler Street Fort Myers FL 33901	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/19/2042	106.0	106.0	113.3	0.04%
Dr. Richard R. Rolle, Jr., PLLC dba Rolle Oral & Facial Surgery 9615 Caldwell Commons Circle, Ste. B Cornelius NC 28031	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2027	123.8	123.8	116.5	0.04%
JMD Aviation Holdings, LLC 8050 North West 90th Street Medley FL 33166	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2027	494.2	494.2	493.5	0.18%
Peanut Butter & Co., Inc 119 West 57th Street, Suite 300 New York NY 10019	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2027	222.4	222.4	194.2	0.07%
Demand Printing Solutions Inc 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/15/2027	17.5	17.5	16.5	0.01%
1-0 Granny’s Helpful Hands, LLC 705 East Lake Street Minneapolis MN 55407	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2027	22.2	22.2	19.6	0.01%
Galaforo Construction and Companies LLC 1770 Stumpf Boulevard Terrytown LA 70056	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2042	208.2	208.2	212.9	0.08%
Crystal II Auto Glass Inc 2041 Hylan Blvd Staten Island NY 10306	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/15/2027	14.8	14.8	13.0	0.00%
Ocean Trans LLC & Dehal Trucking LLC 1415 W. Anderson Street Stockton CA 95206	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2042	608.5	608.5	593.1	0.21%
Galaforo Construction LLC and Paul M Galaforo, Jr. 1770 Stumpf Boulevard Terrytown LA 70056	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2027	336.5	336.5	293.8	0.11%
Legion Bowl, Inc & Legion Pub Inc 661 Park Street Cranston RI 02910	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/15/2042	332.8	332.8	355.6	0.13%
Montessori Community School 123 S Navarra Dr Scotts Valley CA 95066	Social Assistance	Term Loan	Prime plus 2.75%	12/15/2027	61.8	61.8	58.1	0.02%
Capital Containers LLC 7610 Auburn Blvd #4B Citrus Heights CA 95610	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2027	22.2	22.2	19.8	0.01%
Neville Galvanizing, Inc 2983 Grand Avenue Pittsburgh PA 15225	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2042	625.0	625.0	628.8	0.23%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Barcade Holdings, LLC, Barcade LLC,& Barcade New Haven LLC 148 West 24th Street New York NY 10011	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	12/14/2027	$123.6	$123.6	$108.8	0.04%
Atlas Geo-Constructors, LLC 3466 Thomasville Road Winston Salem NC 27107	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/14/2027	300.5	300.5	287.6	0.10%
LP Industries Inc. dba Childforms 2040 Norwood St. SW Lenoir NC 28645	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	74.3	74.3	71.6	0.03%
Beale Street Blues Company Inc. dba B.B. King’s Club-Memphis 149 Monroe Avenue Memphis TN 38103	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	995.9	995.9	876.3	0.31%
AADJ Empire Inc and AADJ Galaxy Inc. 1599 Post Road Warwick RI 02888	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2042	180.8	180.8	179.4	0.06%
Heung Kyun Im 6235 Conlan Bay Drive Houston TX 77041	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2027	15.3	15.3	13.3	0.00%
Hana Pastries Enterprises LLC dba Hana Kitchens, Hana Pastries, Inc. d 34 35th Street Brooklyn NY 11232	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	95.4	95.4	93.5	0.03%
Royalty Freight Inc 3728 W Mckinley Avenue Fresno CA 93722	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2027	661.0	661.0	577.1	0.21%
KR Calvert & Co, LLC 113 Seaboard Lane #C-270 Franklin TN 37067	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/14/2027	462.6	462.6	405.5	0.15%
Hardway Inc & AFC Leasing Inc 7916 S. 77th E. Avenue Tulsa OK 74133	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/13/2027	926.7	926.7	809.0	0.29%
Nichols Fire and Security LLC 1906 Vanderhorn Drive Memphis TN 38134	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/13/2042	87.3	87.3	88.4	0.03%
Polymer Dynamics, Inc and Carl Bent 11211 Neeshaw Drive Houston TX 77065	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2027	71.7	71.7	72.5	0.03%
LPB LPB Property Management Inc dba Wilderness View Cabins & Ellijay C 498 Wilderness View Chatsworth GA 30705	Real Estate	Term Loan	Prime plus 2.75%	12/12/2042	99.7	99.7	106.0	0.04%
A-1 Van Services Inc 154 Sandy Creek Road Verona PA 15147	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/12/2027	706.2	706.2	679.5	0.24%
Clore Construction LLC 21220 FM 1420 Harlingen TX 78550	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/12/2027	457.2	457.2	433.8	0.16%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sky Way Enterprises, Inc, A-Liner-8-Aviation, Inc, Kissimmee Aviation 3031 Patrick St Kissimmee FL 34741	Air Transportation	Term Loan	Prime plus 2.75%	12/12/2027	$494.2	$494.2	$431.5	0.15%
Jai Ganeshai LLC, Mahiveera 1 LLC, Mahiveera 2 LLC & KSVP LLC 1120 Wren School Road Piedmont SC 29673	Gasoline Stations	Term Loan	Prime plus 2.75%	12/12/2027	49.4	49.4	43.1	0.02%
Big Picture Group LLC 110 S. Fairfax Avenue Los Angeles CA 90036	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/12/2027	370.7	370.7	337.0	0.12%
The Ohio Valley Group Inc dba Ohio Valley Landscapes & Design 16965 Park Circle Drive Chagrin Falls OH 44023	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/12/2027	14.8	14.8	13.4	0.00%
Clear Sound Communications, Inc 680 Old Medford Ave Medford NY 11763	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/8/2027	3.7	3.7	3.3	0.00%
AV Strategy Inc 9402 American Eagle Way Suite 100 Orlando FL 32837	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/8/2027	437.4	437.4	407.3	0.15%
JVLS LLC dba Vaccines 2 Go 4060 Johns Creek Parkway, Suite H Suwanee GA 30024	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/7/2027	14.8	14.8	12.9	0.00%
Kim Howard Corp dba NPN Machine Tools 9130 Wayfarer Lane Houston TX 77075	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/7/2042	573.6	573.6	610.2	0.22%
IHC Hardware Inc. 614 Broad Street Story City IA 50248	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/6/2042	99.7	99.7	97.7	0.03%
ODS Inc 626 N Delsea Drive Glassboro NJ 08028	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/6/2027	48.4	48.4	44.7	0.02%
Earth First Recycling LLC 400 Island Park Road Easton PA 18040	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/6/2027	74.1	74.1	73.6	0.03%
Driven Powersports, Inc 1021 English Avenue Casper WY 82601	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/6/2027	86.5	86.5	75.5	0.03%
Affordable Auto Transport LLC 4002 Highway 78 Suite 530-170 Snellville GA 30039	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2027	7.4	7.4	6.7	0.00%
Healthcare Interventions, Inc dba Brightstar Healthcare of & Brightsta 5300 W. Atlantic Ave. Suite 501 Delray Beach FL 33484	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/4/2027	14.8	14.8	12.9	0.00%
Oil Palace, Inc. 10408 Highway 64 East Tyler TX 75707	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	985.0	985.0	1,052.6	0.38%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
PS Camping Inc. 43595 US Hwy 50 Canon City CO 81212	Accommodation	Term Loan	Prime plus 2.75%	12/1/2027	$19.4	$19.4	$19.5	0.01%
Linda Jean Howard Riley dba The Rusty Bolt 22345 W. Rt 66 Seligman AZ 86337	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/1/2042	21.0	21.0	22.4	0.01%
Salud Bar & Grill LLC 1413 Bushwick Ave Brooklyn NY 11207	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	55.6	55.6	48.8	0.02%
Square1 Partners, LLC 1088 Greenbriar Lane Northbrook IL 60062	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/1/2027	61.8	61.8	53.9	0.02%
Utara LLC 214 Pine St Sandpoint ID 83864	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	10.4	10.4	10.2	0.00%
Fortress Verve Inc, Maurice R. Margules and Antonie C. Reinhard 1 Jackson Street Troy NY 12180	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/30/2027	129.0	129.0	127.4	0.05%
Frontier Sand LLC 305 Country Highway AA New Auburn WI 54757	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2027	500.0	500.0	488.6	0.17%
WTI Distribution Inc 14277 Ramona Ave Chino CA 91710	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/30/2027	39.3	39.3	36.9	0.01%
Create-A-Stitch, Inc 3585 SW 10th Street Pompano Beach FL 33069	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2042	87.2	87.2	91.7	0.03%
J. Venture Holdings, LLC 2285 St. Andrews Avenue Zachary LA 70791	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2027	12.2	12.2	12.5	0.00%
Skin Beauty Bar Inc. and Tameka J. Mathis 749 8th Street SE 2nd Floor Washington DC 20003	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2027	8.8	8.8	8.0	0.00%
Clearwater Transportation LTD dba Thrifty Car Rental, Dollar Rent A Ca 8790 Crownhill Blvd San Antonio TX 78209	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/29/2027	169.5	169.5	151.2	0.05%
Our Playhouse Preschool, LLC 3501 NC Highway 54 W Chapel hill NC 27516	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	234.1	234.1	250.2	0.09%
OPH Lexington, Inc 235 Walton Avenue Lexington KY 40502	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	193.0	193.0	206.3	0.07%
Amped Coffee Company LLC 3434 West Anthem Way, Suite A-15 Phoenix AZ 85086	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	47.2	47.2	48.3	0.02%
Beacon Brewing LLC and C’ Sons, LLC 700 Lincoln Street Lagrange GA 30204	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	74.2	74.2	79.3	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
JMD Corporation dba Dart’s True Value 121 South Main Street Payette ID 83661	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/22/2027	$18.4	$18.4	$17.3	0.01%
Webtez Inc dba Mod Vans 1673 Donlon Street, Suite 202 Ventura CA 93003	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/22/2027	68.8	68.8	60.4	0.02%
Step Up Academy of the Arts, LLC 2258A Wigwam Parkway Henderson NV 89074	Educational Services	Term Loan	Prime plus 2.75%	11/22/2027	15.5	15.5	13.5	0.00%
PB Market LLC dba Pure Barre 164-C Market St Charleston SC 29401	Educational Services	Term Loan	Prime plus 2.75%	11/21/2027	106.6	106.6	93.2	0.03%
Cali Fit Meals 3450 East Orangethrope Avenue Anaheim CA 92806	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	22.1	22.1	20.8	0.01%
Vision Collision Center LLC dba Integrity Auto Body & Vision Automoti 20502 County Road 424 Defiance OH 43512	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2027	401.6	401.6	374.8	0.13%
Grumpy’s Restaurant Company, LLC 834 Kingsley Ave Orange Park FL 32073	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	69.9	69.9	61.2	0.02%
Glencadia Corporation 3 Rybka Road Stuyvesant Falls NY 12174	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2027	3.7	3.7	3.2	0.00%
B Lam LLC 9449 Kenwood Road Cincinnati OH 45242	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/20/2042	180.6	180.6	188.1	0.07%
N Transport LLC 5348 W Brown Avenue Fresno CA 93722	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2027	403.4	403.4	352.1	0.13%
N Transport LLC 294 N. Fruit Avenue Fresno CA 93706	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2042	175.8	175.8	161.4	0.06%
Southern Specialty Contractor, LLC & Ronald David Holbrook Jr. 1990 Flippen Road Stockbridge GA 30281	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/17/2027	52.1	52.1	45.9	0.02%
Maya Motel, LLC dba Town House Motel 1701 Washington Ave Waco TX 76701	Accommodation	Term Loan	Prime plus 2.75%	11/17/2042	56.8	56.8	60.7	0.02%
SSI Refrigerated Express Inc. and Robert M Stallone 1001 E. Cooley Drive Suite 102 Colton CA 92324	Truck Transportation	Term Loan	Prime plus 2.75%	11/17/2027	63.6	63.6	56.7	0.02%
Jacob’s Towing, Inc. dba Jacob’s Automotive Locksmith & Jacob’s Auto Re 558 West Main Street Lebanon OH 45036	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/17/2027	49.1	49.1	44.8	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Ian Winterbotham dba Furnishing America 301 E Stevens Ave Santa Ana CA 92707	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/17/2027	$249.5	$249.5	$217.8	0.08%
TPE Midstream LLC, Dasham Company dba Sahm Co & S & S Ventures Inc. 7799 South Regency Drive Tulsa OK 74131	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/17/2027	185.8	185.8	178.4	0.06%
Murf & Sons LLC 3821 Pleasant Hill Road, Store #B-107 Kissimmee FL 34746	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	147.4	147.4	131.4	0.05%
H & H Hotshot Services, Inc. 5455 N. 51st Avenue Suite 30 Glendale AZ 85301	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/16/2027	68.8	68.8	62.6	0.02%
J R Wholesale Tires & Auto Center, LLC 822 Cameron Lane Lugoff SC 29078	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/15/2042	13.4	13.4	14.4	0.01%
Auto Rx LLC, J&P Auto Repair Inc 91 & 95 Woodbury Road Hicksville NY 11801	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2042	195.5	195.5	207.1	0.07%
Marcaco LLC 124 Lincoln Avenue Colonie NY 12205	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	11/15/2042	674.9	674.9	701.1	0.25%
Paramount Dance Studios Inc. and Homestead Dance Supply 112 N Krome Avenue Homestead FL 33033	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	262.4	262.4	280.8	0.10%
GFA International Inc. 1215 Wallace Drive Delray Beach FL 33444	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/13/2027	92.1	92.1	94.3	0.03%
Wing King at the Gardens LLC 4235 South Fort Apache Road, Suite 250 Las Vegas NV 89147	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2027	9.6	9.6	8.4	0.00%
Linqserv Inc. 1555 Lyell Avenue Rochester NY 14606	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/9/2027	606.7	606.7	573.8	0.21%
Bobcatt Solutions, LLC 12901 Gearhart Road Greencastle PA 17225	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/8/2027	93.3	93.3	87.6	0.03%
Hofgard & Co, Inc dba Hofgard Benefits and James Marsh 400 S. McCaslin Blvd, Suite 201 Louisville CO 80027	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/8/2027	14.7	14.7	12.9	0.00%
Street Magic Enterprise LLC dba New Lisbon Travel Mart 1700 East Bridge Street New Lisbon WI 53950	Gasoline Stations	Term Loan	Prime plus 2.75%	11/7/2042	419.0	419.0	429.5	0.15%
JNP Delivery Inc 4500 North Providence #7 Appleton WI 54913	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/7/2027	110.5	110.5	102.6	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
His Loving Hands Christian Academy, Inc. 15020 Harrison Street Miami FL 33176	Social Assistance	Term Loan	Prime plus 2.75%	11/6/2042	$91.4	$91.4	$95.2	0.03%
S & S Auto Body Shop Inc. 5001 W. Clay Street Richmond VA 23230	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/3/2042	164.4	164.4	173.8	0.06%
Sterling Campbell Insurance Agency, Inc 36359 North Gantzel Road Suite 102 San Tan Valley AZ 85140	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/3/2027	7.4	7.4	6.4	0.00%
Top Quality Dent Service LLC 1541 Vapor Trail Colorado Springs CO 80905	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/2/2027	5.9	5.9	5.2	0.00%
American Reclamation LLC 3600 Wetzel Street Wheeling WV 26003	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	11/1/2027	7.4	7.4	7.2	0.00%
Edge Studios Inc Radiant Yoga LLC 448 Howe Ave Sacramento CA 95825	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/1/2027	65.1	65.1	58.1	0.02%
Berza TLG, LLC dba The Little Gym of Lake Charles 1301 E McNeese Street, Suite 201 Lake Charles LA 70607	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	41.4	41.4	36.9	0.01%
Rachael Reel dba Rachel Reel Insurance Age 208 Bank Street Lenoir TN 37771	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/31/2027	7.3	7.3	6.4	0.00%
The Five Lakes LLC 13705 Holmes Road Kansas City MO 64154	Educational Services	Term Loan	Prime plus 2.75%	10/30/2042	472.6	472.6	505.1	0.18%
Die Hard Used Car Sales 1668 West Grand Avenue Phoenix AZ 85007	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/30/2042	56.0	56.0	59.8	0.02%
Blue Eagle Transport Inc, Golden Eagle Transport, Inc & Green Eagle T 377 Boston Post Road Unit B Milford CT 06460	Couriers and Messengers	Term Loan	Prime plus 2.75%	10/27/2027	36.6	36.6	32.9	0.01%
Hip Hop Style Inc dba Serene Haven 13511 Ventura Blvd Sherman Oaks CA 91423	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/27/2027	16.3	16.3	14.7	0.01%
Sage Oil LLC 8913 Egyptian Avenue Las Vegas NV 89143	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/27/2027	9.8	9.8	8.6	0.00%
Ashore Ventures Inc dba PuroClean Professional Restoration 909 SE Everett Mall Way Ste A-140 Everett WA 98208	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2027	14.2	14.2	12.8	0.00%
Cardinal Homes, Inc 525 Barnsville Highway Wylliesburg VA 23976	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2027	106.9	106.9	109.2	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Suzie LLC dba Tony D’s Restaurant 92 Huntington Street New London CT 06320	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2042	$87.1	$87.1	$91.6	0.03%
White Walker LLC dba Frenchette 241 West Broadway New York NY 10013	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2027	273.6	273.6	280.1	0.10%
Grand Blanc Lanes, Inc. 5301 S. Saginaw Road Flint MI 48507	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/25/2027	14.6	14.6	15.0	0.01%
Schafer Fisheries Inc 21985 Waller Road Fulton IL 61252	Food Manufacturing	Term Loan	Prime plus 2.75%	10/25/2027	34.2	34.2	35.0	0.01%
The Jig, LLC 3115 Camp Phillips Road Wausau WI 54403	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2042	75.4	75.4	78.0	0.03%
Action Physical Therapy Yoga and Wellness Center Inc. 5811 S Westnedge Avenue Portage MI 49002	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/24/2027	22.0	22.0	21.3	0.01%
Florida Apnea Diagnostics LLC 2664 Cypress Ridge Boulevard Ste. 101 & 102 A Wesley Chapel FL 33544	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2027	153.2	153.2	136.2	0.05%
Alpha Auto Sales, LLC 6904 Johnston Street Lafayette LA 70503	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/19/2027	78.1	78.1	80.0	0.03%
Island Refrigeration & AC Inc 3201 Flagler Avenue, Unit 510 & 511 Key West FL 33040	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/18/2042	141.0	141.0	143.7	0.05%
Looky Enterprises, LLC 1175 Surlington Avenue, Suite 101 Leland NC 28451	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	65.0	65.0	58.2	0.02%
H and K Dry Cleaning LLC, Quintero Shopping Center LLC, Aqua Laundry, L 1227 Burnside Avenue East Hartford CT 06108	Electronics and Appliance Stores	Term Loan	7.81%	10/17/2042	66.6	66.6	71.1	0.03%
Blueridge Armor LLC 1495 Highway 74-A Bypass, Suite 150192 Spindale NC 28160	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/17/2027	8.1	8.1	7.5	0.00%
Albas Bar & Grill LLC 221 Self Main Street Homer City PA 15748	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/13/2042	44.8	44.8	44.1	0.02%
On Call Services LLC 15060 281 St Avenue NW Zimmerman MN 55398	Construction of Buildings	Term Loan	Prime plus 2.75%	10/13/2027	17.6	17.6	18.0	0.01%
Crawfordsville Fitness LLC dba Planet Fitness 1632 Bush Lane Crawfordsville IN 47933	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/13/2027	121.2	121.2	108.6	0.04%
Cortez Landscaping, LLC 4 Powder Road Norwalk CT 06854	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/13/2027	18.8	18.8	17.3	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
JD Ventures LLC and JD Roof Co LLC 2101 Hillshire Circle Memphis TN 38133	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/12/2027	$22.0	$22.0	$19.6	0.01%
Pro Anderson, LLC 1092 Hampton Inn Way, Suite 400 Jacksonville NC 28546	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	52.8	52.8	46.8	0.02%
Sandbox Ventures LLC 1857 A Elmdale Avenue Glenview IL 60026	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	18.3	18.3	17.8	0.01%
Eye Optique Inc. 10800 Alpharetta Highway, Suite 220 Roswell GA 30076	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/5/2027	14.6	14.6	12.8	0.00%
Ains Holding Company LLC 121 Fulton Street New York NY 10038	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	10/2/2027	79.3	79.3	71.1	0.03%
Becky Lou Corp dba Rent A Center 3560 Route 611 Bartonsville PA 18321	Rental and Leasing Services	Term Loan	Prime plus 2.75%	10/2/2027	89.1	89.1	82.7	0.03%
Dan Cline Transport Inc. 501 State Drive Mount Vernon MO 65712	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2030	985.3	985.3	879.3	0.31%
Threads of Time LLC 207 S Buchanan Street Danville IL 61832	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/29/2042	136.6	136.6	136.8	0.05%
Miechella Suzette Decker 3515 Main Street Exmore VA 23350	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/29/2042	99.5	99.5	105.9	0.04%
Harco Metal Products Inc 7895 East Acoma Drive Suite 102 Scottsdale AZ 85260	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	488.8	488.8	470.6	0.17%
Chicago American Manufacturing LLC, Dockside Steel Processing LLC and S 4500 W 47th Street Chicago IL 60632	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	1,243.3	1,243.3	1,268.4	0.45%
Sashshel Corporation 676 Franklin Blvd Somerset NJ 08873	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2042	211.2	211.2	224.6	0.08%
Dr Richard Rolle JR, PLLC dba Rolle Oral & Facial Surgery PLLC 1515 Shopton Road Charlotte NC 28217	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/29/2042	872.2	872.2	867.7	0.31%
Cagwin Trucking LLC 332 35th Avenue Fairbanks AK 99701	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2042	323.0	323.0	337.5	0.12%
Pets A Go Go LLC 589 North State Road Briarcliff Manor NY 10510	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/28/2042	196.9	196.9	203.0	0.07%
Rhode Island Tennis Management LLC 636 Centerville Road Warwick RI 02886	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	546.5	546.5	546.3	0.20%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Moreno Brother’s Inc. 94-15 Astoria Boulevard East Elmhurst NY 11369	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2027	$14.6	$14.6	$12.6	0.00%
National Media Services, Inc 5091 Lexington Blvd Fort Meyers FL 33919	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2027	18.2	18.2	15.7	0.01%
Rhode Island Tennis Management LLC 636 Centerville Road Warwick RI 02886	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	380.6	380.6	380.4	0.14%
Nicholson Lumber Co Inc. 377 Main Street Nicholson PA 18446	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/28/2030	210.7	210.7	208.3	0.07%
Complete Care IT LLC 4801 South University Drive, Suite 125 Davie FL 33328	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2027	14.3	14.3	12.3	0.00%
Technologist Inc 1820 North Fort Myer Drive Suite 530 Arlington VA 22209	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2027	421.7	421.7	401.4	0.14%
Rollins Construction & Trucking LLC 893 South 120 East Milford UT 84751	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2027	331.2	331.2	323.8	0.12%
Inspirations Food Design, Inc 1338 Memorial Avenue West Springfield MA 01089	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/26/2042	463.1	463.1	469.3	0.17%
KB Waterjet Cutting LLC 4330 Parker Lane Addis LA 70710	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2027	9.9	9.9	9.0	0.00%
JPS Arthur Kill Rd Bakery Corp dba Aunt Butches of Brooklyn 4864 Arthur Kill Road Units 102,103,104 & 105 Staten Island NY 10309	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2027	21.9	21.9	19.1	0.01%
Magnation Corporation 403 Martin Luther King Jr. Way Oakland CA 94607	Utilities	Term Loan	Prime plus 2.75%	9/22/2027	48.5	48.5	49.5	0.02%
Sallee Pro-Custom Fabrication Shop LLC 8865 North County Road 600 W Scipio IN 47273	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/21/2027	8.7	8.7	8.9	0.00%
Excel, RP Inc. 6531 Park Avenue Allen Park MI 48101	Machinery Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	97.1	97.1	89.8	0.03%
Denek Contracting Inc and Denek Leasing LLC 451 E. Wilson Avenue Pontiac MI 48341	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2042	208.7	208.7	222.0	0.08%
Max Home Deliveries, Inc 77 Van Buren Street Port Jefferson Station NY 11776	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/20/2027	78.4	78.4	71.8	0.03%
CR Park Incorporated dba Define Body and Mind 49 W. Allandale Avenue Allendale NJ 07401	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	97.4	97.4	87.1	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sound Manufacturing, Inc. & Monster Power Equipment, Inc. 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	$194.2	$194.2	$184.3	0.07%
Alpha Preparatory Academy LLC 4462 Mink Livsey Road Snellville GA 30039	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	161.5	161.5	161.0	0.06%
Montessori Community School 123 South Navarra Drive Scotts Valley CA 95066	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	389.3	389.3	381.6	0.14%
NY Tent LLC & NY Tent Parent, LLC dba Tent Company of New York 1401 Lakeland Avenue Bohemia NY 11716	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/20/2027	997.3	997.3	953.8	0.34%
Imagine By Carleen, Inc. 1404 Del Prado Blvd. South, Units 100 & 105 Cape Coral FL 33904	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2027	7.3	7.3	7.1	0.00%
Commonwealth Diagnostics International, Inc 39 Norman Street a/k/a 1 Holyoke Square Salem MA 01970	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	1,250.0	1,250.0	1,273.8	0.46%
Venus Pizza, Inc. 2080 Nooseneck Hill Road Coventry RI 02816	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2042	90.9	90.9	96.7	0.03%
Insight Diagnostic Technologist Services 2030 Forest Avenue, Suite 110 San Jose CA 95128	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	295.5	295.5	265.6	0.10%
Alexander Pierce Corporation 1874 Englewood Avenue Akon OH 44312	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2042	621.1	621.1	623.0	0.22%
Stone’s Construction and Remodeling, LLC 5210 Kaylin Drive Akron OH 44319	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/19/2027	5.1	5.1	4.4	0.00%
CIS BIG DOG, LLC 8920 US HWY, 62 WEST Cynthiana KY 41031	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/19/2027	59.5	59.5	59.7	0.02%
Party By Design Inc. 61 Strafello Drive Avon MA 02322	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2042	1,203.7	1,203.7	1,196.1	0.43%
Li Family Spokane LLC 21 E. Lincoln Road Spokane WA 99208	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2042	382.1	382.1	396.4	0.14%
SD Kickboxing LLC dba CKO Kickboxing Dan Diego 7094 Miramar Road Suite 115 & 116 San Diego CA 92121	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/15/2027	38.8	38.8	35.0	0.01%
Clark Realty LLC 15 Old Loudon Road Colonie NY 12110	Real Estate	Term Loan	Prime plus 2.75%	9/15/2027	60.7	60.7	55.8	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Inglis Food Mart Inc. 650 Highway 40 East Inglis FL 34449	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/15/2027	$21.8	$21.8	$21.8	0.01%
Clinton Food Market LLC 196 East Main Street Clinton CT 06413	Gasoline Stations	Term Loan	Prime plus 2.75%	9/15/2042	260.9	260.9	262.6	0.09%
Tarleton & Family Landscaping, LLC 125 E Center Street Midland Park NJ 07432	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/15/2027	81.3	81.3	72.6	0.03%
Alaska Motor Home Inc 6633 Brayton Dr Anchorage AK 99507	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/13/2027	321.8	321.8	277.3	0.10%
Fox Valley Rentals & Investments, LLC 2906 E. Newberry Street Appleton WI 54915	Food Services and Drinking Places	Term Loan	Prime plus 3.75%	9/13/2027	7.3	7.3	7.3	0.00%
Nails By Mercede LLC 2994 and 2996 Edgewater Drive Orlando FL 32804	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2027	13.8	13.8	12.9	0.00%
Town & Country Transportation Co. and Popco, LLC. 191 Arch Street New Britain CT 06051	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/12/2042	167.7	167.7	178.4	0.06%
Rajbai Maa Inc. dba Nara Lounge 244-252 Atwells Avenue Providence RI 02903	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2042	387.1	387.1	377.5	0.14%
Health & Performance Center, LLC 1862 Craigshire Road Saint Louis MO 63146	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2027	19.8	19.8	17.1	0.01%
Morgan Lynn Kerstetter dba Catherine School of Dance 315 Mill Street 3rd Floor Danville PA 17821	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/11/2027	7.3	7.3	7.4	0.00%
Foxtail, LLC and Tottly New Services Corp 1481 Highland Avenue Cheshire CT 06410	Social Assistance	Term Loan	Prime plus 2.75%	9/8/2042	289.4	289.4	292.3	0.10%
Desert Ribs, LLC and Famous Charlie, LLC and Famous Freddie, LLC 14795 N. 78th Way, Suite #100 Scottsdale AZ 85260	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/8/2042	1,244.8	1,244.8	1,181.4	0.42%
Echelon Planning Group, LLC dba Echelon Financial Services and Echelon 5 Greenleaf Drive, Unit 201 Portsmouth NH 03801	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/8/2027	7.3	7.3	7.2	0.00%
South Fulton Landscape & Nursery, Inc. 3415 Enon Road College Park GA 30349	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/7/2042	99.4	99.4	105.7	0.04%
Crazy Beatz Productions LLC 20014 NE 138th Street Kearney MO 64060	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 3.75%	9/7/2027	5.2	5.2	4.8	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Dreaming Big Learning Center Inc 1000 Kevstin Drive Kissimmee FL 34744	Social Assistance	Term Loan	Prime plus 2.75%	9/5/2042	$367.8	$367.8	$371.0	0.13%
Big Coop’s Trucking LLC 3066 Misty Creek Drive. Swartz MI 48473	Truck Transportation	Term Loan	Prime plus 2.75%	9/1/2027	97.1	97.1	91.4	0.03%
Blue EagleTransport Inc, Greeneagle Transport Inc & Golden Eagle Tran 377 Boston Post Road Milford CT 06460	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/31/2027	369.9	369.9	328.7	0.12%
Evernook Valley Milk LLC 7448 Emmerson Road Everson WA 98247	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	8/31/2042	637.6	637.6	639.8	0.23%
Bark Life, Inc. 6647 Central Avenue St. Petersburg FL 33710	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/31/2027	21.7	21.7	18.7	0.01%
The Pink Alli, LLC dba The Alli 300 W Hargett St., Unit 56 Raleigh NC 27601	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/30/2027	17.4	17.4	15.6	0.01%
Busby Outdoor LLC 1734 Wansley Road Laurel MS 39440	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	694.7	694.7	630.8	0.23%
Busby Outdoor LLC 1734 Wansley Road Laurel MS 39440	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	545.8	545.8	495.6	0.18%
Lake County Tow LLC 15409 Country Road 565A Clermont FL 34711	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/25/2042	86.8	86.8	87.0	0.03%
Parlay Disributors LLC 20 Medford Ave, Suite 104 Patchogue NY 11772	Educational Services	Term Loan	Prime plus 2.75%	8/25/2027	108.5	108.5	95.1	0.03%
InUSA Ventures Inc dba InUSA Services 3015 San Pablo Ave, Suite 511 Berkeley CA 94702	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	8/24/2027	24.1	24.1	20.8	0.01%
Genuine Ventures LLC and Seaweed Ventures LLC 432 S Franklin St Juneau AK 99801	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/24/2030	547.1	547.1	513.3	0.18%
R & R Strength & Conditioning Corp dba Crossfit Light House Point 3701 NE 12th Street Pompano Beach FL 33064	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/23/2042	81.9	81.9	87.1	0.03%
Delicias de Minas Restaurant, LLC 168-170 McWhorter Street Newark NJ 07105	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/22/2027	199.3	199.3	195.5	0.07%
L&V Auto Sales, Inc. 1504 West Franklin Blvd. Gastonia NC 28052	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/21/2027	17.4	17.4	17.7	0.01%
M.E. Interiors LLC 8816 S Sheridan Rd Tulsa OK 74133	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	15.9	15.9	13.7	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Damiano Global Corp 333 Birch Hills Drive Rochester NY 14622	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	$21.7	$21.7	$20.5	0.01%
Tier 1 Solutions LLC 1000 Essington Road Ste. 109 & 111 Joliet IL 60435	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/18/2027	18.1	18.1	16.2	0.01%
Tony Herring & Associates, Inc 211 West Camellia Drive Slidell LA 70458	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	8/17/2027	7.2	7.2	6.2	0.00%
Chester’s World Enterprise LLC 140 W Alameda Drive, Suite 104 Tempe AZ 85282	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/16/2027	21.7	21.7	19.6	0.01%
D’Amato & Sons Construction, Inc. 350 Verrazana Avenue Copiague NY 11726	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/11/2027	8.0	8.0	7.3	0.00%
Roundhay Partners LLC and Roundhay Farming LLC 6160 Granite Spring Road Somerset CA 95684	Crop Production	Term Loan	Prime plus 2.75%	8/8/2042	905.6	905.6	830.2	0.30%
Splashlight LLC, Splashlight Photographic and Digital Studios, LLC Mah 75 Varick Street New York NY 10013	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	8/7/2027	482.3	482.3	431.7	0.15%
L & J Corporate Services Inc 866 NW 110th Avenue Coral Springs FL 33071	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/4/2027	7.2	7.2	6.2	0.00%
Furniture Masters Limited Liability Company 160 Mount Pleasant Avenue Newark NJ 07104	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/3/2027	8.7	8.7	7.5	0.00%
HMG Strategy LLC, 191 Post Road W. Westport CT 06880	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/2/2027	48.2	48.2	41.6	0.01%
Bowl Mor LLC dba Bowl Mor Lanes 600 West Manlius Street East Syracuse NY 13057	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/31/2027	7.2	7.2	6.2	0.00%
Hope Health Care, LLC 2945 Main Street Stratford CT 06614	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	7/31/2027	10.1	10.1	8.7	0.00%
Royal Blue Investments, Inc. and Cleland Pharmacy LLC 202 S. 1st Street Wakeeny KS 67672	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	7/31/2042	52.5	52.5	54.8	0.02%
Raffi’s Inc dba Atlantic Auto Center 1809 Roane Street Richmond VA 23222	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/31/2027	13.7	13.7	13.7	0.00%
Work of Heart Inc dba Little Nest Portraits 1000 Merdian Boulevard, Suite 112 Franklin TN 37067	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/28/2027	48.6	48.6	42.1	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sharon G McMillen, MA Psychologist, Inc. 216 West Main St Kingwood WV 26537	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/28/2027	$17.8	$17.8	$15.4	0.01%
HQTRONIC LLC 10135 S. Roberts Road, Ste. 209 Palos Hills IL 60465	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/27/2027	21.6	21.6	18.6	0.01%
Oberon IT, Inc. 1404 W. Walnut Hill Lane Irving TX 75038	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/26/2027	209.7	209.7	192.2	0.07%
Gilles Peress Studio LLC 76 Lafayette Ave Brooklyn NY 11217	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2027	59.9	59.9	51.6	0.02%
Ocean Trans LLC 760 W. Charter Way Stockton CA 95206	Truck Transportation	Term Loan	Prime plus 2.75%	7/21/2027	35.9	35.9	31.0	0.01%
Obok LLC 2720 S. Havana St., Unit H Aurora CO 80014	Food Manufacturing	Term Loan	Prime plus 2.75%	7/21/2027	11.5	11.5	10.7	0.00%
Lil Tots’ Learning Center LLC 3042 S 78th St Tampa FL 33619	Social Assistance	Term Loan	Prime plus 2.75%	7/21/2042	47.1	47.1	47.3	0.02%
Nova Solutions, Inc. 421 W Industrial Avenue Effingham IL 62401	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/19/2027	24.0	24.0	23.6	0.01%
Matrix Z LLC 800 SW 21st Terrace Fort Lauderdale FL 33312	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 3.75%	7/19/2027	7.2	7.2	7.4	0.00%
Aitheras Aviation Group, LLC (OH), Aitheras Aviation Group, LLC (FL) 2301 N Marginal Road Cleveland OH 44114	Air Transportation	Term Loan	Prime plus 2.75%	7/18/2027	790.5	790.5	686.2	0.25%
Wildflour Bakery & Cafe, LLC 5137 Clareton Drive, Suite 100,110 & 120 Agoura Hills CA 91301	Food Manufacturing	Term Loan	Prime plus 2.75%	7/17/2027	21.6	21.6	22.0	0.01%
Koep Companies dba Pipestone True value 207 East Main Street Pipestone MN 56164	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/14/2042	323.6	323.6	318.5	0.11%
Florida Home and Kitchen LLC 331 Parkridge Avenue, Unit 1,2 & 3 Orange Park FL 32065	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/14/2027	11.5	11.5	9.9	0.00%
Rocks Auto Exchange LLC 518 East. Main Street Westfield IN 46074	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/13/2027	14.4	14.4	12.4	0.00%
McCord Holdings, Inc. dba Fast Signs 176101 7640 N. Wickham Road Melbourne FL 32940	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/7/2027	18.0	18.0	15.9	0.01%
Thrifty Market Inc dba Thrifty Foods 702 10th Street Wheatland WY 82201	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/6/2027	98.3	98.3	89.0	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
New Chicago Wholesale Bakery Inc. 795 Touhy Avenue Elk Grove Village IL 60007	Food Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	$14.4	$14.4	$13.8	0.00%
BQRS, Inc. DBA Gresham Meineke Car Care Center 18081 SE Division Street Portland OR 97236	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2027	59.5	59.5	52.4	0.02%
JWH Designs, LLC 1111 Boston Post Road Rye NY 10580	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2027	101.2	101.2	87.1	0.03%
J&M Civil Construction Services LLC 1221 County Road 4371 Decatur TX 76234	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2027	95.4	95.4	82.2	0.03%
Veola’s Day Spa and Wellness Center Inc. 2150 West 95th Street Chicago IL 60643	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2027	8.7	8.7	7.8	0.00%
The Country House Restaurant, LLC and Pelton Real Estate, LLC 677 US Route 7 Pittsford VT 05763	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	49.5	49.5	51.5	0.02%
Qycell Corporation 600 S Etiwanda Ave Ontario CA 91761	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	72.6	72.6	73.9	0.03%
J. T. O’Neill Company, L.L.C 19972 Willowin Farm Lane Purcellville VA 20132	Real Estate	Term Loan	Prime plus 2.75%	6/30/2027	14.3	14.3	12.3	0.00%
Hamilton & Associates Real Estate and Investments Firm LLC 11776 West Sample Road Coral Springs FL 33065	Real Estate	Term Loan	Prime plus 2.75%	6/30/2042	53.5	53.5	54.5	0.02%
Safeguard Construction Company, Inc. 2819 Village Green Drive Aurora IL 60504	Construction of Buildings	Term Loan	Prime plus 2.75%	6/30/2027	72.6	72.6	62.5	0.02%
Steigelbauer Associates Inc. 63 Flushing Avenue, Unit 101, Building 280 Brooklyn NY 11205	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2027	294.3	294.3	299.7	0.11%
Greensboro Plastic Surgical Associates, PA 2716 Henry Street Greensboro NC 27405	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2042	572.4	572.4	572.1	0.20%
Ocean Trans LLC and Dehal Trucking LLC 760 W. Charter Way Stockton CA 95206	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2027	573.9	573.9	494.1	0.18%
HG Ventures, Inc. dba Diamond Head Trucking 100 Phoenix Drive Finleyville PA 15332	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2030	975.7	975.7	850.2	0.30%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Malhame & Company Publishers & Importers Inc. 180 Orville Road Bohemia NY 11780	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/29/2027	$85.9	$85.9	$74.1	0.03%
Intellixion LLC 7675 Highway 13 W. Suite 200 Savage MN 55378	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/29/2027	3.6	3.6	3.1	0.00%
Best Bees Company 839 Albany Street Boston MA 02119	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	6/29/2027	21.4	21.4	18.5	0.01%
ElKareh Brothers Investment, LLC (OC) Best Choice Meats Inc 12646 and 12650 S Springfield Ave Alsip IL 60803	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2027	427.5	427.5	435.2	0.16%
Miguel Fernando Borda PA dba BGR Dental 1825 Forest Hill Blvd Suite 205 and 206 West Palm Beach FL 33406	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2027	49.4	49.4	44.3	0.02%
Oakhill Farms, LLC 15 Carl Street Johnston RI 02919	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2030	96.7	96.7	99.2	0.04%
Foxhop Fitness, LLC 4211 NW Federal Highway Jensen Beach FL 34957	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/28/2027	88.7	88.7	77.2	0.03%
Akal Express Inc. dba Truck Trailer Service Stop 2901 I 40 West Vega TX 79092	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/28/2042	59.4	59.4	61.9	0.02%
Old Dominion Transportation Group, Inc. 1308 Devils Reach Road Woodbridge VA 22192	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/28/2027	1,079.5	1,079.5	951.3	0.34%
Citibin, Inc. 20 Grand Avenue Suite 302 & 303 Brooklyn NY 11205	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/27/2027	119.1	119.1	102.5	0.04%
Auxiliary Systems Inc., Sharrick Company, LLC & KMN, LLC 211 East 25th Street Norfolk VA 23504	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/27/2030	237.3	237.3	237.3	0.08%
WB Cleaners Inc. DBA $2.75 Cleaners 5101 University Park Way Winston-Salem NC 27106	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/27/2027	21.4	21.4	21.2	0.01%
Ains Holding Company, LLC 122 West 26th Street New York NY 10011	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2027	1,120.0	1,120.0	987.6	0.35%
Four Seasons Laser Center Inc. 4720 NW 2nd Avenue Unit D-104 and Unit D-105 Boca Raton FL 33498	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/26/2042	216.0	216.0	217.2	0.08%
Rustic LLC 4779 State Road AA Tebbetts MO 65080	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/23/2042	18.6	18.6	16.8	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Vella Construction Enterprises, Inc. dba Vella Construction 318 28th Avenue San Mateo CA 94403	Construction of Buildings	Term Loan	Prime plus 2.75%	6/23/2027	$21.4	$21.4	$18.5	0.01%
Northern Industries, LLC W 5585 Dehart Drive Tomahawk WI 54484	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/23/2042	57.1	57.1	60.8	0.02%
Birches Group, LLC 228 East 45th St. 12th FL South New York NY 10017	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2027	47.6	47.6	41.0	0.01%
Tarver-Henley Inc. and Tar-Hen LLC 2125 College Avenue Jackson AL 36545	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2042	316.6	316.6	316.7	0.11%
704 Meat Center Inc. dba El Mercado and La Plaza Mercado 704 Park St Hartford Hartford CT 06106	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/20/2042	173.2	173.2	180.5	0.06%
Sanabi Investment,, LLC dba Oscar’s Moving and Storage 11421 N W 107th Street, #13 Miami FL 33178	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2027	118.3	118.3	107.5	0.04%
Scarlet Spartan Inc. dba FastSigns of Brighton 533 W. Grand River Avenue Brighton MI 48116	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/19/2027	53.0	53.0	46.8	0.02%
Don G. Timpton DDS & Associates PA and Indsaad Properties, LLC 11535 Carmel Commons Blvd. Charlotte NC 28226	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/16/2042	395.8	395.8	383.3	0.14%
All Regional Recyclers of Wood LLC dba ARROW, Superior Carting, LLC dba 104 Wooster Street Bethel CT 06801	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/15/2042	307.6	307.6	306.4	0.11%
JAM Media Solutions, LLC 4744 Tackawanna Street Philadelphia PA 19124	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/15/2027	59.5	59.5	51.3	0.02%
Tele Tax Express Inc., El Rancho Paiso, LLC and Nestor Romero 577 Main Avenue Paterson NJ 07055	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2042	91.5	91.5	95.0	0.03%
ESA 365 Corp and Lucathor Realty LLC 2420 Grand Avenue Baldwin NY 11520	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2042	22.3	22.3	22.7	0.01%
Hull’s Kitchen, LLC and HK Too, LLC 19 Hull Shore Dr Hull MA 02045	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/14/2042	95.4	95.4	100.9	0.04%
Susan Hughes dba Aloha Junction B and B 19-4037 Olapalapa Road Volcano HI 96785	Accommodation	Term Loan	Prime plus 2.75%	6/14/2042	61.4	61.4	65.3	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Yachting Solutions LLC 229 Commercial Street Rockport ME 04856	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/12/2027	$113.1	$113.1	$106.6	0.04%
Refoleen Inc dba Spice and Tea Exchange 849 E Commerce Street Suite 121 San Antonio TX 78205	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/8/2027	3.4	3.4	2.9	0.00%
Earth First Recycling, LLC and 191 Clark Road, LLC 400 Island Park Road Easton PA 18040	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2027	338.6	338.6	340.4	0.12%
Skydive California, LLC 25001 S Kasson Rd Tracy CA 95301	Educational Services	Term Loan	Prime plus 2.75%	6/2/2027	52.6	52.6	53.5	0.02%
SCW, LLC dba Arthur Murray Dance Studio 2383 Old Dixwell Avenue Hamden CT 06518	Educational Services	Term Loan	Prime plus 2.75%	6/2/2042	144.5	144.5	145.6	0.05%
Speaker City, Inc. and Speaker Town, LLC dba Rollin Thunder 246 East Belt Boulevard Richmond VA 23224	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/1/2042	45.2	45.2	46.4	0.02%
Haroon Baig, Inc. dba US1 Petrol 1280-1290 Dixwell Avenue Hamden CT 06514	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2042	260.9	260.9	277.4	0.10%
Sage Oil LLC 8913 Egyptian Avenue Las Vegas NV 89143	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	5/31/2027	21.3	21.3	18.6	0.01%
Impact Grounds Maintenance and Design, Inc. dba Impact Landscaping and 6291 Chittenden Road Boston Heights OH 44236	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/31/2042	78.6	78.6	82.1	0.03%
Ricnet III, Inc. dba Edible Arrangements 716 Foxcroft Ave Martinsburg WV 25401	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/31/2027	14.0	14.0	12.3	0.00%
Funtime, LLC and Universal Entertainment Group LLC 13200 W. Foxfire Dr #144 Surprise AZ 85387	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/31/2027	62.7	62.7	55.0	0.02%
Eagle Wood Works LLC 1448 Horsehead Road Lugoff SC 29078	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	5/26/2027	11.4	11.4	10.4	0.00%
Hurricane Group, Inc. 312 West Fourth Street Carson City NV 89703	Other Information Services	Term Loan	Prime plus 2.75%	5/26/2027	71.0	71.0	61.1	0.02%
Mitchell Auto Repair, LLC and and C&M Mitchell, LLC 615 Hampton Park Blvd., Suite F Capital Heights MD 20743	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/26/2042	192.0	192.0	197.8	0.07%
Swantown Inn & Spa LLC 1431 11th Avenue SE Olympia WI 98501	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	113.3	113.3	120.4	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Chet Lemon Enterprises LLC dba All American Sports 1544 Lane Park Cutoff Tavares FL 32778	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/26/2042	$783.1	$783.1	$832.7	0.30%
Abdul Naushad MD PC dba Advanced Pain Centers 2865 James Boulevard Poplar Bluff MO 63901	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/25/2042	389.1	389.1	403.2	0.14%
Locavore LLC dba Paloma Restaurant 401 S. Guadalupe Street Santa Fe NM 87501	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2027	47.3	47.3	42.3	0.02%
Demand Printing Solutions Inc. 3900 Rutledge Rd NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/25/2027	201.8	201.8	190.8	0.07%
Beyond Waves A Unique Salon LLC and Lori Ann Carlson 2290 Foxon Rd Route 80 North Branford CT 06471	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2027	14.2	14.2	12.4	0.00%
Jung Design Inc. 10857 Pine Bluff Drive Fisher IN 46037	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2027	8.5	8.5	7.3	0.00%
Juliador Resources LLC DBA Cue Hair Salon and Skin Care 2901 West Coast Highway, Suite 110 Newport Beach CA 92663	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/24/2027	21.9	21.9	18.9	0.01%
Innovim, LLC 7474 Greenway Center Drive, Suite 800 Greenbelt MD 20770	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2027	319.4	319.4	274.9	0.10%
Gill Express Inc. and Gill Express 2 LLC 2372 Walnut Avenue Livingston CA 95334	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/23/2042	334.7	334.7	333.7	0.12%
Prestige Construction of Florida, LLC 1404 Yorktown Street Suite E Deland FL 34944	Construction of Buildings	Term Loan	Prime plus 2.75%	5/23/2042	332.4	332.4	326.1	0.12%
Southeast Recycling, LLC and Southeast Land Holdings LLC dba 67 Motor 6775 Reynolda Road Pfafftown NC 27040	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/23/2042	179.9	179.9	189.6	0.07%
GEM2K, LLC dba Precision Precast Group 4150 E Magnolia Street Phoenix AZ 85034	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/19/2027	153.8	153.8	138.1	0.05%
Hayden Trucking LLC 11540 Eagle Vista Drive Fort Worth TX 76179	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	248.4	248.4	229.8	0.08%
Tres K Deli, Grocery, Fruit and Meat Inc. 125 West Tremont Ave Bronx NY 10453	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/19/2027	7.8	7.8	7.3	0.00%
Iron Men Home Repair, Inc. and Ironmen House Lifting Inc. 132 North Wellwood Ave Lindenhurst NY 11757	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/19/2042	575.6	575.6	585.7	0.21%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
PS Camping, Inc. dba Prospectors RV Resort 43659&43595 US Highway 50 Canon City CO 81212	Accommodation	Term Loan	Prime plus 2.75%	5/19/2042	$255.7	$255.7	$270.5	0.10%
Enfield Tractor & Equipment Co 1751 S. Wesleyan Blvd Rocky Mount NC 27803	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/19/2027	280.6	280.6	269.9	0.10%
J Harris Trucking LLC 2040 5 1/2 Mile Road Racine WI 53402	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	18.7	18.7	17.8	0.01%
Waterford Plumbing Co, Inc. 2425 W. Cuyler Ave Chicago IL 60618	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2027	47.3	47.3	41.5	0.01%
Mr. B’s Bicycles & Mopeds, Inc. 1870 S. 4th Avenue Yuma AZ 85364	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/18/2042	145.0	145.0	146.8	0.05%
New Image Building Services, Inc. 1405 Combermere Drive Troy MI 48083	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2027	142.6	142.6	127.6	0.05%
Bay Car Wash LLC 952 South Commercial Street and West Magnolia Aransas Pass TX 78336	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2042	119.3	119.3	121.7	0.04%
Computech Computers Inc. 40-24 76th Street, Office #2B Elmhurst NY 11373	Educational Services	Term Loan	Prime plus 2.75%	5/17/2027	47.3	47.3	40.7	0.01%
Arco Electrical Contractors Inc. dba Arco Construction Group 22-24 South Seventh Street Elizabeth NJ 07202	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/16/2027	341.2	341.2	314.6	0.11%
Batter & Company, LLC dba Batter Co. Dessert Collection 2101 N. Federal Highway Suite D101A Pompano Beach FL 33062	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/16/2027	50.9	50.9	44.9	0.02%
5 Stars Learning Center Inc 14 Paine Avenue Irvington NJ 07111	Social Assistance	Term Loan	Prime plus 2.75%	5/16/2042	61.0	61.0	61.9	0.02%
Band Sawn Lumber, LLC and Nathan Ryan Adams 1873 State Highway 29 Johnstown NY 12095	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	5/15/2042	112.4	112.4	111.6	0.04%
Keys Armored Express, Inc. 1517 Dennis Street Key West FL 33040	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/12/2027	37.9	37.9	34.1	0.01%
Sanderson Distribution Inc. 100 Daniel Drive Alamo CA 94507	Truck Transportation	Term Loan	Prime plus 2.75%	5/12/2027	9.9	9.9	8.6	0.00%
SG Linke LLC 413 N Alfaya Trail P11 Orlando FL 32828	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/12/2027	104.3	104.3	103.0	0.04%
B G F Bobby Q’s Inc 447 N. Main Street Freeport NY 11520	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2027	7.1	7.1	7.0	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Estelle Finkel Educational Associates, LLC 125 West Mount Pleasant Avenue Livingston NJ 07039	Educational Services	Term Loan	Prime plus 2.75%	5/11/2027	$112.9	$112.9	$97.2	0.03%
Labmates, LLC 141 Watertown Road Thomaston CT 06787	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	5/10/2027	94.6	94.6	90.8	0.03%
NHS, LLC 212 N Douglas Ave Ellsworth KS 67439	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2027	83.7	83.7	75.5	0.03%
Innovation Transport, LLC 1 International Blvd Mahwah NJ 07495	Truck Transportation	Term Loan	Prime plus 2.75%	5/9/2027	73.8	73.8	70.6	0.03%
1872 Rosecrans, LLC dba Goodbar 1872 Rosecrans Street San Diego CA 92106	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/9/2027	60.5	60.5	52.4	0.02%
NHS, LLC 212 N Douglas Ave Ellsworth KS 67439	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2042	21.6	21.6	20.5	0.01%
Arclay, LLC 49 Geyser Road Suite 100 Saratoga Springs NY 12866	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/5/2030	140.8	140.8	130.1	0.05%
Benchmark Building, Inc. 1439 Stargazer Terrace Sanford FL 32771	Construction of Buildings	Term Loan	Prime plus 2.75%	5/5/2027	21.3	21.3	18.3	0.01%
Cable Management LLC 290 Pratt Street Meriden CT 06450	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/3/2027	56.4	56.4	53.1	0.02%
Fine Arts Center of Easley, Inc. dba Midtown Music 117 S. Pendleton Street Easley SC 29640	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/2/2042	115.3	115.3	122.6	0.04%
Zahmel Restaurant Suppliers Corp dba Cash & Carry; Zahners Hardware; Zan 62-35 30th Avenue Woodside NY 11377	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/28/2027	83.4	83.4	72.9	0.03%
Georgia Productions Services LLC 825 Sunset Drive Locust Grove GA 30253	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/28/2027	85.8	85.8	79.0	0.03%
Love and Glory Learning Center, Inc. 4911 N. 42nd St. Tampa FL 33610	Social Assistance	Term Loan	Prime plus 2.75%	4/28/2042	77.0	77.0	77.1	0.03%
JMA Inc. dba Primecut and Mezzo; Primecut at Marquee 393 Charles Street Providence RI 02904	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	219.6	219.6	233.5	0.08%
Sneads Ferry Foods, Inc. dba DQ Grill & Chill 920 Highway 210 Sneads Ferry NC 28460	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	615.5	615.5	615.0	0.22%
Asheville’s Fun Depot, LLC 7 Roberts Road Asheville NC 28803	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2027	82.3	82.3	83.8	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Carl Joseph Johnston dba Viking Transport 316 Liberty St. Santa Cruz CA 95060	Truck Transportation	Term Loan	Prime plus 2.75%	4/26/2027	$30.6	$30.6	$29.1	0.01%
Resident Research, LLC 4400 Morris Park Drive Suite M Charlotte NC 28277	Other Information Services	Term Loan	Prime plus 2.75%	4/24/2027	83.0	83.0	71.5	0.03%
Getting Even LLC dba The Zoo Health Club 377 South Willow Street, Suite B 2-1 Manchester NH 03103	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/21/2027	7.1	7.1	6.3	0.00%
Ralph’s Hair Salon, Inc. 175 NW 14th Street Homestead FL 33030	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/21/2042	49.3	49.3	50.6	0.02%
M.E. Interiors LLC 8816 S Sheridan Rd Tulsa OK 74133	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/20/2027	130.8	130.8	112.6	0.04%
MJ and M Home Improvements LLC DBA House Doctors 13791 E. Rice Place Unit 110 Aurora CO 80015	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2027	19.3	19.3	16.9	0.01%
Condron Brothers LLC DBA Luv 2 Play 4790 La Sierra Avenue Riverside CA 92505	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/19/2027	112.4	112.4	101.9	0.04%
Affordable Auto Transport LLC 2668 Britt Trail Drive Lawrence GA 30045	Truck Transportation	Term Loan	Prime plus 2.75%	4/17/2027	12.0	12.0	11.2	0.00%
Carpeteria (Markarian) Co. 8400 Miramar Road Suite 135 San Diego CA 92126	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/13/2027	124.9	124.9	124.6	0.04%
Bloomer Machine & Fab, Inc and Dale Stertz Properties 7697 State Highway 64 Bloomer WI 54724	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/13/2042	202.8	202.8	210.7	0.08%
Butternuts Beer and Ale LLC 4021 Highway 51 Garrattsville NY 13342	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/12/2027	69.3	69.3	70.6	0.03%
Citizens Lanes, LLC 5100 Goodson Connector Road Union City GA 30291	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	613.1	613.1	651.5	0.23%
The Altitude Group, LLC and Core Home Security, LLC 949 Clint Moore Road, Unit 949A Boca Raton FL 33487	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2027	46.8	46.8	40.2	0.01%
Shelter Harbor Inn, Inc. 10 Wagner Road Westerly RI 02891	Accommodation	Term Loan	Prime plus 2.75%	3/31/2042	205.3	205.3	218.2	0.08%
Golden Hen Inc. dba Cafe 468 W. Cheltenham Avenue Philadelphia PA 19126	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2027	60.6	60.6	52.8	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Landmark Ventures USA, Inc. 475 Park Avenue South 25th Floor New York NY 10016	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/31/2027	$175.4	$175.4	$150.9	0.05%
MIT LLC 11 North Peach ST. Medford OR 97504	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/31/2042	86.5	86.5	91.9	0.03%
Applied Integrated Technologies, Inc. 7120 Samuel Morse Drive #150 Columbia MD 21046	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/31/2027	117.0	117.0	100.7	0.04%
Bear Trail Lodge LLC Mile 1 Bear Trail Road King Salmon AK 99613	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	546.0	546.0	573.9	0.21%
KWG Industries LLC dba Peterson & Marsh Metal Industries 330 Roycefield Road Unit B Hillsborough NJ 08844	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2027	28.1	28.1	27.7	0.01%
Signature Rooms, Inc dba Gallery Furniture 2066 Milford Avenue Medford NY 11706	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/30/2042	489.9	489.9	517.3	0.19%
Sea Smoke Barbeque, Corp and Danwen LLC 20 Island Farm Road Oak Bluffs MA 02557	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2042	233.4	233.4	237.5	0.09%
Schafer Fisheries Inc. 21985 Waller Road Fulton IL 61252	Food Manufacturing	Term Loan	Prime plus 2.75%	3/30/2042	246.1	246.1	261.5	0.09%
Douglas K. Soderblom. dba Loma Linda Optometry 25815 Barton Rdad, Unit C104 Loma Linda CA 92354	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2027	93.6	93.6	84.9	0.03%
Discount Price, LLC dba Robert’s Market 2 Hill Road Franklin NH 03235	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2042	203.8	203.8	209.3	0.07%
First Sail Group Inc. and Omen Board Industires LLC 5001 208th Street Lynnwood WA 98036	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2027	18.7	18.7	17.3	0.01%
Gauri Hospitality Group LLC dba Microtel Inns & Suites by Wyndham 1221 Kentucky Mills Drive Louisville KY 40299	Accommodation	Term Loan	Prime plus 2.75%	3/29/2042	1,043.7	1,043.7	1,101.4	0.39%
H and H Hotshot Services, Inc. dba AA Hotshot & Logistics 5455 N 51st Street, #30 Glendale AZ 85301	Couriers and Messengers	Term Loan	Prime plus 2.75%	3/29/2030	93.3	93.3	81.2	0.03%
American Pharmaceutical Innovation Company, LLC 1425 Centre Circle Downers Grove IL 60515	Chemical Manufacturing	Term Loan	Prime plus 2.75%	3/28/2027	28.1	28.1	24.2	0.01%
Heil & Hornik LLC dba Elysium Tennis 7637 C. Commerce Place Plain City OH 43064	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2042	918.3	918.3	926.9	0.33%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pecos Entertainment LLC dba State Theater and Pecos Inn LLC dba Econo 421 S. Oak Street Pecos TX 79772	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	$405.4	$405.4	$430.8	0.15%
Ericon Inc. dba Quik Pik 740 Davenport Avenue Freemont NE 68025	Gasoline Stations	Term Loan	Prime plus 2.75%	3/24/2027	58.5	58.5	56.7	0.02%
Robert Dixon PA dba Law Offices of Robert Dixon 4501 NW 2nd Avenue Miami FL 33127	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/24/2042	421.2	421.2	444.9	0.16%
Denton Bio Fuels LLC and American Bio Source LLC 624 W. University Dr. Suite 359 TX TX 76201	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2027	55.4	55.4	50.8	0.02%
Color Graphic Press, Inc. 42 Main Street Nyack NY 10960	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2027	112.3	112.3	114.2	0.04%
JBK Truck Trailer and Bus Inc. 8669 South State Road 67 Camby IN 46113	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	85.0	85.0	86.0	0.03%
Executive Fitness & Nutrition Inc. 8610 Roosevelt Avenue Suite 2 Jackson Heights NY 11372	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2027	18.9	18.9	18.7	0.01%
Baton Rouge Cargo Services Inc. and 6507 Westport, LLC 6507 Westport Avenue Shreveport LA 71129	Truck Transportation	Term Loan	Prime plus 2.75%	3/22/2042	635.4	635.4	659.7	0.24%
Vehicle Safety Supply LLC 707 Femimore Road Mamaroneck NY 10543	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/21/2027	21.1	21.1	18.1	0.01%
J Sivilis LLC dba Pet Wants 3883 Catalina Dr Cocoa FL 32926	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/17/2027	11.5	11.5	10.2	0.00%
Reservoir International LLC 502 Parks McMillan Drive Raeford NC 28376	Educational Services	Term Loan	Prime plus 2.75%	3/16/2027	93.6	93.6	87.3	0.03%
The Purple Cow House of Pancake Inc 6 & 10 Skowhegan Road Fairfield ME 04937	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2042	159.0	159.0	169.0	0.06%
Texcor, Inc. dba Texas Corral, Texas Coral Restaurants II, Inc. T.C. of 5880 US Hwy6 Portage IN 46368	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2027	280.9	280.9	285.7	0.10%
1MTX LLC and Sunrise Transportation and Logistics, LLC and Mustafa M 6510 North Broadway Saint Louis MO 63147	Truck Transportation	Term Loan	Prime plus 2.75%	3/13/2027	658.5	658.5	566.3	0.20%
Dwayne Bernard Tate 1238 Woodcliff Court SW Lilburn GA 30047	Truck Transportation	Term Loan	Prime plus 2.75%	3/10/2027	9.8	9.8	9.0	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Elegant Occasions, LLC dba E Productions 3650 Coral Ridge Drive Units 103-104 Coral Springs FL 33065	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/10/2042	$582.3	$582.3	$590.8	0.21%
Anthony LLC dba Star of Woodward Market 5730 Woodward Ave Detroit MI 48202	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/9/2042	113.8	113.8	120.9	0.04%
E & P Holdings 1 LLC and Evans & Paul Unlimited Corp. and Evans & P 140 Dupont Street Plainview NY 11803	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/9/2027	117.2	117.2	103.3	0.04%
Allegro Assisted Living Of Texas 3400 Remington Drive Plano TX 75023	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	3/6/2027	89.8	89.8	91.4	0.03%
Robbie E. Bakery and Cafe LLC 4570 Lyons Road Suite 112 Coconut Creek FL 33073	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2027	58.5	58.5	50.3	0.02%
Podium Auto Sales Inc and RRS Property, LLC 246 S. Dixie Highway Pompano Beach FL 33060	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/3/2042	89.7	89.7	90.3	0.03%
SSI Refrigerated Express Inc. and Robert M Stallone dba SSI Express 1001 E. Cooley Drive Suite 102 Colton CA 92324	Truck Transportation	Term Loan	Prime plus 2.75%	2/28/2027	221.8	221.8	190.8	0.07%
Weeping Willow Kennels, Inc and Aileen N Black 6041 Hammond School Road Salisbury MD 21804	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2042	138.2	138.2	142.2	0.05%
Getting Even LLC dba The Zoo Health Club 377 South Willow Street Unit B2-1 Manchester NH 03103	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2027	89.5	89.5	80.3	0.03%
Total Document Solutions Inc and, TDS Services, LLC 2515 North Shiloh Drive Fayetteville AR 72704	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/27/2030	297.6	297.6	275.6	0.10%
Teracore Inc. 3300 Holcomb Bridge Road, Suite 226 Norcross GA 30092	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	152.2	152.2	130.9	0.05%
McNally Enterprises Inc. 1010 N. Grove Street Anaheim CA 92806	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/27/2027	60.4	60.4	54.2	0.02%
John Finn Associates LLC, Greenslate LLC, Finn Technology, LLC 150 West 30th St. New York NY 10001	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	627.3	627.3	606.1	0.22%
B & J Bicycle Shop Inc. 1620 E. Sample Rd Pompano Beach FL 33064	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/24/2027	11.0	11.0	11.1	0.00%
3W Enterprises LLC 2727 Industrial Parkway Elkhart IN 46516	Textile Product Mills	Term Loan	Prime plus 2.75%	2/24/2042	80.6	80.6	81.9	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
TMJ Pizza Mesa LLC dba Rosati’s Pizza Restaurant 2235 S. Power Rd Suite 118 Mesa AZ 85209	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/24/2027	$99.9	$99.9	$93.6	0.03%
Victorian Restaurant and Tavern, LLC 226 Maple Avenue Cheshire CT 06410	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2042	106.2	106.2	105.4	0.04%
DER Services, LLC dba A.K.A. Sports 34904 W. B. Michigan Ave Wayne MI 48184	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/17/2042	39.5	39.5	42.0	0.02%
Bike Slug, LLC, Bike Slug Holdings Inc. and Seven Rivers Group, LLC 1050 Bedford Avenue Brooklyn NY 11205	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/17/2027	18.1	18.1	15.6	0.01%
Ameritube, LLC and Ravone Properties, LLC 1000 North State. Highway 77 Hillsboro TX 76645	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/14/2042	182.9	182.9	194.3	0.07%
R&S Barnes Enterprises, Inc. dba Massage Envy Spa 8465 Elk Grove Florin Road Suite 105 Elk Grove CA 95624	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2027	87.1	87.1	75.9	0.03%
Baton Rouge Cargo Services Inc. and 2808 Court Street, LLC 2808 Court Street Port Allen LA 70767	Truck Transportation	Term Loan	Prime plus 2.75%	2/10/2042	244.2	244.2	253.6	0.09%
Sushiya Inc. 72 S. Main St Hanover NH 03755	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/10/2027	17.4	17.4	15.6	0.01%
Maximo Canot dba Wash and Dry Laundrymat 34 Morningside Avenue Yonkers NY 10703	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2042	135.9	135.9	141.5	0.05%
Select Propane & Fuel Inc. and Select Fuel & Convenience LLC 3822 State Route 3 Red Bud IL 62278	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2030	1,192.4	1,192.4	1,103.6	0.40%
Marvic Enterprises Inc dba Jordan’s Liquor 199 Taunton Avenue East Providence RI 02914	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/10/2042	216.1	216.1	223.0	0.08%
Harrison Logging Company LLC 255 Ray Crain Road Indian Mound TN 37079	Forestry and Logging	Term Loan	Prime plus 2.75%	2/9/2027	98.8	98.8	90.0	0.03%
8 Minute Oil Change Auto Repair & Tire Center and Jumir L.L.C. 174-176 Mountain Avenue Springfield NJ 07081	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/7/2042	324.3	324.3	322.6	0.12%
Christopher Borgia 2537 E. 14th Street Brooklyn NY 11235	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2027	12.0	12.0	10.5	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Splashlight LLC, Splashlight Photographic & Digital Studios LLC & Maho 75 Varick Street New York NY 10013	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	2/2/2027	$697.1	$697.1	$623.2	0.22%
DBMS Consulting, Inc. 164 West 83rd St. Units CF1 and CF2 New York NY 10024	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/1/2042	182.5	182.5	181.7	0.07%
Brandco, LLC 2151 Consulate Drive Suite 21 Orlando FL 32837	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/31/2027	40.4	40.4	34.7	0.01%
Chidlren’s House Learning, Inc and Tarps Investment Group 720 Wilbraham Road Springfield MA 01109	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2042	317.2	317.2	321.5	0.12%
AP6 LLC and Amishp LLC 82 84 Hemingway Avenue East Haven CT 06512	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	106.5	106.5	113.2	0.04%
Fave Realty, Inc. 1875 Grand Avenue Baldwin NY 11510	Real Estate	Term Loan	Prime plus 2.75%	1/30/2042	53.7	53.7	55.1	0.02%
ZMKNY Tires Inc dba Houston International Tires 12444 Market ST Houston TX 77015	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/27/2042	106.2	106.2	112.8	0.04%
House of Bread & Coffee Corp dba Casa Do Pao 22829 State Road 7 Boca Raton FL 33428	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	133.8	133.8	131.8	0.05%
SRC Publishing LLC 8690 Waterford Bend Street Las Vegas NV 89123	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/27/2027	20.8	20.8	17.9	0.01%
Return to Excellence Inc 176 Country Club Drive Waynesville NC 28786	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/27/2027	16.4	16.4	16.7	0.01%
Sideways Sports Lounge and Jonathan E. McGrew and Patricia C. McGrew 9130-9134 W. 88th Ave Westminster CO 80005	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2027	16.6	16.6	14.3	0.01%
Fox Valley Rentals & Investments LLC and Brian M Tomaszewski 2906 E. Newberry St. Appleton WI 54915	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/20/2042	41.9	41.9	42.2	0.02%
Rhone Wolf Vineyard LLC, Goldline Brands Inc. and Myka Cellars, Inc. 5245 Bucks Bar Road Placerville CA 95667	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	1/19/2030	237.4	237.4	221.0	0.08%
Jolibe LLC and Jolibe Atelier LLC 325 West 38th Street Studio 1704-1706 New York NY 10018	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2027	9.7	9.7	8.7	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Eickmann Management Group LLC dba Jimmy Johns of Dundee 568 Techumseh Street Dundee MI 48131	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/17/2027	$92.0	$92.0	$90.9	0.03%
Ramjay Inc. 85 S. Bragg Street Suite 303 Alexandria VA 22312	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	1/13/2027	408.5	408.5	373.2	0.13%
Fullbro Trust dba Menemsha Blues 2 Basin Road Chilmark MA 02535	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/13/2027	20.8	20.8	21.1	0.01%
Echelon Enterprises, Inc 16701 E. Iliff Avenue Aurora CO 80013	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	1/10/2027	46.2	46.2	47.0	0.02%
Fort Smith Wings Inc. dba Wing Stop 8624 Rogers Ave Fort Smith AR 72903	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	17.9	17.9	16.1	0.01%
Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point 2 Sand Hill Cove Road Narragansett RI 02882	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	417.1	417.1	417.1	0.15%
Joshua L. Baker 1849 Data Drive Hoover AL 35244	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	14.4	14.4	12.4	0.00%
Jacliff Investments Inc. dba International health Technologies 2355 South 1070 West Salt Lake City UT 84119	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	114.6	114.6	98.4	0.04%
New Image Building Services, Inc. dba The Maids Servicing Oakland & Maco 1405 Combermere Drive Troy MI 48083	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2026	40.1	40.1	35.8	0.01%
Chestnut Street Associates, LLC and Metropolitan Solutions, Inc. 1420 Chestnut Street Portsmouth VA 23704	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	270.4	270.4	263.2	0.09%
Means Enterprises LLC dba FastFrame Frisco 4112-4150 Legacy Drive/5729 Leabanon Road Unit 412 Frisco TX 75034	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	20.6	20.6	18.0	0.01%
Soon Im. Chin dba Stan C-Store 4014 E Stan Schlueter Loop Killeen TX 76542	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	208.9	208.9	218.5	0.08%
Sempco, Inc. 51-55 Lake Street Unit #2-6 Nashua NH 03060	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	41.3	41.3	43.9	0.02%
Allied Welding Inc. 1820 N. Santa Fe Avenue Chillicothe IL 61523	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	738.8	738.8	735.3	0.26%
Ericon, Inc. dba Quik Pik 740 Davenport Avenue Freemont NE 68025	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	327.2	327.2	330.0	0.12%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
White Hawk Inc. 2101 Dr. Martin Luther King Jr. Blvd Stockton CA 95205	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	$1,007.7	$1,007.7	$865.7	0.31%
Elita 7, LLC 16 Marble Street Worcester MA 01603	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	700.6	700.6	722.3	0.26%
New Chicago Wholesale Bakery, Inc. 795 Touhy Avenue Elk Grove Village IL 60007	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	446.9	446.9	446.6	0.16%
Techni-Pro Institute LLC 414 NW 35th Street Boca Raton FL 33431	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	174.2	174.2	154.4	0.06%
Trison Enterprises Inc. dba Lee’s Automotive 13281 Aurora Avenue N Seattle WA 98311	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	400.7	400.7	409.7	0.15%
Cardinal Homes Inc. and Bret A Berneche 525 Barnesville Highway Wylliesburg VA 23976	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	119.2	119.2	126.1	0.05%
D and E Hardware Co. and D and E Pump Sales and Servi 2800 North US 1 Mims FL 32754	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	519.8	519.8	523.0	0.19%
HMG Strategy, LLC 191 Post Road West Westport CT 06880	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	45.8	45.8	39.4	0.01%
AGG Management Team LLC dba Chevron 2615 S Dixie Highway West Palm Beach FL 33401	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	282.7	282.7	300.2	0.11%
Cardinal Homes Inc,. Alouette Holdings Inc., Bret Berneche &, orothy M 525 Barnsville Highway Wylliesburg VA 23976	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	977.2	977.2	993.1	0.36%
Wayfarer Bicycle LLC 118-120 Ocean Avenue New London CT 06320	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	90.9	90.9	89.7	0.03%
Success Advertising Inc. dba Success Communivstion Gr 26 Eastmans Road Parsippany NJ 07054	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	458.7	458.7	480.6	0.17%
Roast Beef Levittown LLC dba Arby’s 2080 Hempstead Turnpike East Meadow NY 11554	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	431.5	431.5	438.5	0.16%
Queen Express LLC 115 S. Church Lane Tappahannock VA 22560	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	184.4	184.4	193.3	0.07%
Mack Team Enterprises Inc. dba The UPS Store #6815 38200 Avenue of the States Fort Gordon GA 30905	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	18.7	18.7	16.9	0.01%
Recycling Revolution, LLC 4190 Collins Road Unadilla GA 31091	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	90.7	90.7	91.2	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Myndshft Technologies LLC 3440 Gannett Avenue Des Moines IA 50321	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	$710.4	$710.4	$638.0	0.23%
New Life Hospital LLC 17400 Red Oak Drive Houston TX 77090	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,184.9	1,184.9	1,258.4	0.45%
Imagine By Carleen Inc. 1404 Del Prado Blvd. Units 100 & 105 Cape Coral FL 33990	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	51.6	51.6	52.4	0.02%
Hanson’s Greeks LLC 8132 N. 87th Place, Ste A Scottsdale AZ 85258	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	10.3	10.3	10.5	0.00%
Yachting Solutions LLC 229 Commercial Street Rockport ME 04856	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	67.2	67.2	64.0	0.02%
Lan Doctors, Inc. 14 Pierson Court Mahwah NJ 07430	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	218.9	218.9	216.8	0.08%
Lilo Holdings LLC 933 Port Reading Ave Port Reading NJ 07064	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	14.6	14.6	13.3	0.00%
The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites 29291 Amerihost Drive Dowagiac MI 49047	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	347.7	347.7	362.7	0.13%
Ericon, Inc. 740 Davenport Avenue Fremont NE 68025	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	715.2	715.2	725.2	0.26%
Noso Development LLC 4 Walker Way Albany NY 12205	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	68.7	68.7	59.1	0.02%
Quick Ship, LLC 448 W. 19th St Houston TX 77008	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	9.6	9.6	8.2	0.00%
Pebble Wood Lane, LLC and Good Sam’s Assisted Living Resiidence, LLC 1 Pebble Wood Lane Palm Coast FL 32164	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	66.3	66.3	70.4	0.03%
Sharaz Shah DBA Thomas Jewelers 714 Greenville Boulevard, Southeast Suite 0043 Greenville NC 27858	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	7.4	7.4	6.3	0.00%
Choe Trading Group, Inc. dba Rapid Printers of Monterey 201 Foam Street Monterey CA 93940	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2026	20.5	20.5	20.3	0.01%
Studio Find It Georgia, Inc. 1415 Constitution Road SE Atlanta GA 30316	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	6.8	6.8	6.0	0.00%
Imaginarium Foods LLC, 751 N. Cable Road Lima OH 45805	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	368.8	368.8	378.9	0.14%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
RD Management, LLC 2302 N. Kings Hwy Myrtle Beach SC 29572	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	$194.5	$194.5	$169.4	0.06%
B4 Fitness LLC dba The Zoo Health Club 4 Beehive Dr Epping NH 03042	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	20.5	20.5	18.4	0.01%
Usman Jalil, LLC dba Food Mart 147 N Washington Street Plainville CT 06062	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	229.1	229.1	224.9	0.08%
Fowler LLC 891;893; Grove Street Healdsburg CA 95448	Accommodation	Term Loan	Prime plus 2.75%	11/29/2026	79.6	79.6	80.9	0.03%
Access Staffing, LLC 360 Lexington Avenue 8th Floor New York NY 10017	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	1,023.9	1,023.9	879.7	0.31%
CRK Mens, LLC dba Spiff for Men 750 Third Ave New York NY 10017	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	96.9	96.9	85.1	0.03%
Merchant Coterie, Inc. 400 East 52nd Street Apt. 14F New York NY 10022	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	113.8	113.8	97.7	0.03%
WPN Recycling Company LLC 5101 Andard Ave Baltimore MD 21226	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	20.5	20.5	20.8	0.01%
Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn -#281901 1835 Auburn Way N Suite B Auburn WA 98002	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	54.6	54.6	47.6	0.02%
Rognes Corp dba RTS 720 SW Goodwin Street Ankeny IA 50023	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	11/22/2026	352.8	352.8	325.4	0.12%
Bouquet Restaurant LLC 519 Main Street Covington KY 41011	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	122.7	122.7	125.2	0.04%
J.B.K Truck Trailer and Bus Inc. 8669 S. State Road 67 Camby IN 46113	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	427.1	427.1	430.9	0.15%
6E Technologies LLC 11001 West 120th Avenue, Suite 400 Broomfield CO 80020	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	156.0	156.0	145.1	0.05%
Broms Asset Management LLC 215 East 79th Street Apt 9E New York NY 10075	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	113.8	113.8	97.7	0.03%
Skaggs RV Outlet LLC 301 Commerce Drive Elizabethtown KY 42701	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	91.0	91.0	92.5	0.03%
Catherine Christine Morin dba Purr-Fect Pets 1915 North Austin Avenue Georgetown TX 78626	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	17.1	17.1	14.7	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Stratmar Systems Inc dba Stratmar Retail Services 109 Willett Avenue Port Chester NY 10573	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	$62.3	$62.3	$63.3	0.02%
Hoosier Health Plus, LLC 520 East 8th Street Anderson IN 46012	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	113.8	113.8	108.1	0.04%
J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value 640 Dubois Street Du Bois PA 15801	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	173.0	173.0	172.8	0.06%
J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value 640 Dubois Street Dubois PA 15801	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	438.5	438.5	454.0	0.16%
Hackensack Steel Corporation and Luzerne Ironworks Inc 300 Sly Street Swoyersville PA 18709	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	220.4	220.4	224.0	0.08%
Panther Ironworks and Rigging Solutions LLC 1028 Washburn Switch Road Shelby NC 28150	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	137.7	137.7	127.3	0.05%
Rich’s Food Stores LLC dba Hwy 55 of Wallace 611 East Southerland Street Wallace NC 28466	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	39.8	39.8	37.5	0.01%
Bovill Creative, LLC 4590 Columbia Pike Thompsons Stations TN 37179	Real Estate	Term Loan	Prime plus 2.75%	11/9/2041	276.2	276.2	293.4	0.11%
Big Apple Entertainment Partners LLC 1221 Brickell Avenue, Suite 2660 Miami FL 33131	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	159.3	159.3	136.8	0.05%
Dyer Properties, LLC and Bayview Pharmacy, Inc. 3844 Post Road Warwick RI 02886	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	236.3	236.3	236.1	0.08%
MIK LLC dba Firehouse Subs 17250 Royalton Rd Strongsville OH 44136	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	185.6	185.6	161.7	0.06%
Fine Line Interiors, Inc. 2530 SW 30th Avenue Hallandale Beach FL 33009	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	78.7	78.7	83.6	0.03%
131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero 13215 Miles Avenue Cleveland OH 44105	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	124.1	124.1	128.3	0.05%
Veracruz Shabo, LLC (EPC) Waterfalls Quick Lube LLC (OC) 1325 Broad Street Central Falls RI 02863	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	117.7	117.7	121.5	0.04%
Glocecol LLC 10302 NW South River Drive, Bay #18 Miami FL 33178	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	68.2	68.2	69.3	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bloomquist Communications Inc. 131 East Trinity Place Decatur GA 30030	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	$54.2	$54.2	$46.6	0.02%
Moolchan Enterprises LLC dba Staying Green 5370 State Rd 84 Bay 3 Davie FL 33314	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	16.4	16.4	15.6	0.01%
Middlesex Auto Sales Corp 799 Godham Street Lowell MA 01852	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2041	122.7	122.7	127.0	0.05%
Woodstock Enterprises Corp dba True Scent Candle Co 191 2nd Avenue Warwick RI 02888	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	87.2	87.2	85.9	0.03%
FibAire Communications, LLC 13590 South Sunland Gin Road Suite E Arizona City AZ 85123	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	97.7	97.7	90.5	0.03%
Elite Structures Inc 401 Old Quitman Road Abel GA 31620	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	212.9	212.9	209.3	0.07%
Bonita Stone LLC and Castone Creations Inc 8309 NW 70th Street Miami FL 33166	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	10/25/2041	259.2	259.2	261.2	0.09%
Empire Processor Services Inc. and Verrazano Wholesale Dist., Inc. 172 Lynhurst Ave Staten Island NY 10305	Nonstore Retailers	Term Loan	Prime plus 2.75%	10/25/2026	118.6	118.6	120.5	0.04%
Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC 200 North Branford Road Branford CT 06405	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	384.0	384.0	387.1	0.14%
Eco Vehicle Systems LLC 1274 South State Road 32 Union City IN 47390	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	10/21/2026	863.2	863.2	873.9	0.31%
Worldwide Estate, Inc. dba Washington Heights Manor 10620 W. Greenwood Terrace Milwaukee WI 53224	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	220.3	220.3	234.0	0.08%
Gold Wind Logistics LLC 2830 Beech Daly Rd Inkster MI 48141	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	172.4	172.4	183.1	0.07%
Speaker City, Inc. dba Rollin Thunder 246 East Belt Boulevard Richmond VA 23224	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	122.7	122.7	126.4	0.05%
Maine Service Corp 59-22 55th Street Maspeth NY 11378	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	172.5	172.5	164.4	0.06%
Justin Partlow 100 Independence Place, Suite 414 Tyler TX 75703	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	17.6	17.6	15.1	0.01%
Reliable Recovery Services LLC 2401 West Mcdowell Road Phoenix AZ 85009	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	101.6	101.6	93.4	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Ailky Corporation 352 Beford Street Lakeville MA 02347	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	$225.9	$225.9	$199.6	0.07%
Wyspen Corporation dba Charlestown Ace 5 Austin Street Charlestown MA 02129	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	32.5	32.5	27.9	0.01%
MegaPhase, LLC 122 Banner Road Stroudsburg PA 18360	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	134.3	134.3	133.2	0.05%
Seaway LLC and Reklaw LLC dba Allure Lounge 415-417 Halsey Drive Newark NJ 07102	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	134.2	134.2	144.1	0.05%
JJA Transportation Management Inc. 15 Church Street Upland PA 19015	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	47.0	47.0	42.5	0.02%
Adelwerth Bus Corp. 423 Montauk Highway Eastport NY 11941	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	237.3	237.3	244.1	0.09%
Adelwerth Bus Corporation, Transportation Leasing Corp. and dba Transp 423 Montauk Highway Eastport NY 11941	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	607.3	607.3	603.5	0.22%
Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance 20390 County RD 424 Defiance OH 43512	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/29/2029	623.0	623.0	606.5	0.22%
Thunderdome Racing Inc. 190 Nicks Road Norwood NC 28128	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	17.1	17.1	17.2	0.01%
Graphics, Type and Color Enterprises Inc dba Clubflyers.com and GTC Med 2300 NW 7th Avenue Miami FL 33127	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	829.9	829.9	890.5	0.32%
Beadon Inc 2601 Old Ocean City Rd Salisbury MD 21804	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	20.1	20.1	20.5	0.01%
CNC Precision Machine, Inc. 18360 Industrial Circle Burton OH 44021	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,235.9	1,235.9	1,279.6	0.46%
CD Game Exchange Inc. 3719 N Mississippi Portland OR 97227	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	20.1	20.1	18.2	0.01%
Kyle M Walker DDS, PC 1402 West Park Avenue Orange TX 77630	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	204.7	204.7	189.2	0.07%
Reynolds Fence & Guardrail Inc. 9320 Machado Drive Indian Trail NC 28079	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	563.5	563.5	554.0	0.20%
Luv 2 Play Nor Cal, LLC dba Luv 2 Play 82 Clarksville Road Folsom CA 95630	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	47.0	47.0	44.0	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Luna Nueva LLC dba Bio Builders 51467 Blue River Dr. Vida OR 97488	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	$13.4	$13.4	$12.4	0.00%
Sarah S Olelewe MD Inc 11704 &11712 Hawthorne Blvd Hawthorne CA 90250	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	286.1	286.1	297.0	0.11%
TPFC, LLC dba The Picture Frame Company 5957 Glenway Avenue Cincinnati OH 45238	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	57.4	57.4	59.6	0.02%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch 24201 North Highway 1 Fort Bragg CA 95437	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	8.1	8.1	8.1	0.00%
PeopleBest Inc. 19442 Mesa Drive Villa Park CA 92861	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	13.4	13.4	12.1	0.00%
Mr. Mulch, Inc 2721 Dublin Granville Road Columbus OH 43235	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	396.2	396.2	392.4	0.14%
B4 Fitness LLC dba The Zoo Health Club 4 Beehive Dr Epping NH 03042	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	78.3	78.3	73.1	0.03%
InformationTelevision Network Inc 6650 Park of Commerce Blvd Boca Raton FL 33487	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	9/22/2041	823.0	823.0	876.7	0.31%
GRA Financial Services Inc 601 McCray Street, Suite 204 Hollister CA 95023	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/22/2026	10.7	10.7	9.7	0.00%
Wrecking Crew Media LLC 229 Commercial Ave Pittsburgh PA 15212	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	44.8	44.8	40.4	0.01%
Cuppiecakes LLC 402 W. 3rd Street #A McGregor TX 76657	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	22.0	22.0	22.8	0.01%
Benoit’s Towing and Recovery LLC 301 Tabor Rd Swanton VT 05488	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	10.7	10.7	9.8	0.00%
Consulting Solutions Inc. and Mark Luciani 3000 N Federal Hwy 1-1A Fort Lauderdale FL 33306	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	20.2	20.2	19.6	0.01%
Brittany Burns LLC dba Dreams Come True 101 Plaza Real South Suite G Boca Raton FL 33432	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2026	12.0	12.0	12.3	0.00%
Eyncon LLC 117N Dallas Street Ennis TX 75119	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	48.8	48.8	51.0	0.02%
The Merrin Group LLC 151 W 46th ST New York NY 10036	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	156.6	156.6	154.9	0.06%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Rich’s Food Stores LLC dba Hwy 55 of Wallace 611 East Southerland Street Wallace NC 28466	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	$130.3	$130.3	$125.9	0.05%
Atlantic Alarm Systems and Services LLC 165 Amboy Road, Building G, Suite 703 Morganville NJ 07734	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	13.8	13.8	12.8	0.00%
Metropet Dog Center, Inc 2057 West Shore Road Warwick RI 02889	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	106.7	106.7	111.8	0.04%
Marquis Cattle Company 805 US Hwy 87 Belt MT 59412	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	45.2	45.2	46.2	0.02%
Bingham Enterprises, Inc and Full Belli Deli and Sausage Company 209 South Front Street Townsend MT 59644	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	80.5	80.5	82.2	0.03%
Artisan Infrastructure Holdings, LLC 11612 Bee Cave Road, Suite 125 Austin TX 78738	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	9/7/2026	111.9	111.9	101.1	0.04%
SRA Mechanicial Inc 1186 Ocean Avenue Bayshore NY 11706	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	42.7	42.7	45.8	0.02%
Sandia Enterprises Inc dba Massage Envy Spa 9139 W Stockton Blvd Suite 100 Elk Grove CA 95758	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	55.9	55.9	50.5	0.02%
Animal Intrusion Prevention Systems Holding Company, LLC dba Critter C 1362-1366 W. Carrier Parkway Grand Prairie TX 75050	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	111.6	111.6	102.9	0.04%
Suncrest Stone Products LLC 341 County Farm Road Ashburn GA 31714	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2026	543.4	543.4	509.0	0.18%
Clark Realty LLC 4 Walker Way Albany NY 12205	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	231.5	231.5	233.4	0.08%
Raem Corporation dba Dryclean Express 557 West Whitney Road Fairport NY 14450	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	70.7	70.7	75.2	0.03%
Suncrest Stone Products LLC 341 County Farm Road Ashburn GA 31714	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2041	638.7	638.7	629.3	0.23%
Warren Dale Warrington dba Custom Paint and Body 705 S Market Avenue Fort Pierce FL 34982	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	98.7	98.7	103.9	0.04%
TAGR Inc dba Miami Grill 137 and John Nakis 1505 S. Federal Highway Dania Beach FL 33004	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	94.8	94.8	87.5	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Albert Basse Associates Inc 175 Campanelli Parkway Stoughton MA 02072	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	$54.9	$54.9	$56.1	0.02%
Dean Technology Inc 4117 Billy Mitchell Drive Addison TX 75001	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	8/25/2041	377.4	377.4	403.2	0.14%
Rosmel Pools Inc 9300 NW 25th Street Suite 103 Miami FL 33172	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	20.0	20.0	18.4	0.01%
Avery Management Inc. dba Whetstone Upholstery 1122 N Bloulevard Richmond VA 23230	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	9.5	9.5	8.5	0.00%
Tabadesa Associates Inc. 419 W 49th St. Suite 111 Hialeah FL 33012	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	20.0	20.0	18.1	0.01%
TR Companies LLC dba True Value Rental and Liberty Rental 4 U 410 N Church Road Liberty MO 64068	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	80.0	80.0	72.3	0.03%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC 726-740 South Fleming Street Sebastian FL 32958	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	492.0	492.0	525.3	0.19%
Luv 2 Play Temecula, LLC 26469 Ynez Road Temecula CA 92591	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	53.3	53.3	48.2	0.02%
Bear Creek Entertainment LLC dba The Woods at Bear Creek 3510 Bear Creek Road Franklinville NY 14737	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	402.0	402.0	412.8	0.15%
2 Cool Beans LLC dba Menchies’s Frozen Yogurt 11331 Thienes Avenue South El Monte CA 91733	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	73.3	73.3	66.2	0.02%
Grayson O Company 6509 Newell Avenue Kannapolis NC 28082	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	609.3	609.3	650.9	0.23%
Charal Investments LLC dba Orange Theory Fitness 2750 Celanese Road Rock Hill SC 29732	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/10/2026	77.7	77.7	70.2	0.03%
Paul Belanger dba Paul Belanger Landscaping 2595 Military Ave Los Angeles CA 90064	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	13.3	13.3	12.0	0.00%
Nicolette Reiser dba Comfort & Balance 93 Main St. Woodbridge NJ 07095	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/29/2041	73.0	73.0	76.8	0.03%
USA General Investment LLC dba Braniff Paint and Body Shop 2290 NW 21st Terrace Miami FL 33142	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	19.8	19.8	18.4	0.01%
The Hungry Rhino LLC 47 South Main Street Windsor Locks CT 06096	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	74.2	74.2	76.9	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Little Tree Huggers Child Care LLC 38620 9 Mile Road Farmington Hills MI 48335	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	$136.3	$136.3	$146.2	0.05%
303 Tower Drive LLC 303 Tower Drive, Suite A Middletown NY 10941	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	389.6	389.6	411.8	0.15%
676 Club LP dba The Green Door Tavern/The Drifter 676 and 678 North Orleans ST Chicago IL 60654	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	652.1	652.1	693.8	0.25%
Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not 1221 Brickell Ave, Suite 2660 Miami FL 33131	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	264.6	264.6	239.1	0.09%
MacIver Corporation dba Division Camera 7351 Fulton Ave North Hollywood CA 91605	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,101.6	1,101.6	1,074.8	0.38%
Apple Tree NC Inc dba Williams Farm & Garden Center 1309 Old Cherry Point Road New Bern NC 28560	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	328.5	328.5	338.0	0.12%
Intrepid Trinity LLC 680 Douglas Ave Providence RI 02908	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	60.8	60.8	63.8	0.02%
GF Libations Inc dba Minuteman Press 277 S Rancho Santa Fe Rd Suite H San Marcos CA 92078	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	7/27/2041	38.5	38.5	36.7	0.01%
Kidtastic LLC dba The Little Gym of Audubon 2850 Audubon Drive Audubon PA 19403	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	50.0	50.0	45.2	0.02%
EPEC Juice LLC dba Jamba Juice 810 Ninth Street, Suite 128 Durham NC 27705	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	73.6	73.6	66.5	0.02%
Pinco Pizza LLC dba Jet’s Pizza 10845 N. Tatum Blvd Ste A 100 Phoenix AZ 85028	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	65.2	65.2	65.8	0.02%
JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar 1 West Main Street Patchogue NY 11772	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	110.2	110.2	99.6	0.04%
Peckett’s Inc 5643 Round Lake Road Apopka FL 32712	Crop Production	Term Loan	Prime plus 2.75%	7/27/2041	219.6	219.6	235.6	0.08%
The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC 314 Wilson Avenue Norwalk CT 06854	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	80.5	80.5	76.6	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
My Sainath Inc dba Motel 6 1008 E Crest Drive Waco TX 76705	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	$297.2	$297.2	$314.8	0.11%
Robert G Larson State Farm Insurance 7922 Jamaica Avenue Woodhaven NY 11421	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	19.8	19.8	17.9	0.01%
J and D Resources LLC dba Aqua Science 1923 E 5th St Tempe AZ 85281	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	115.1	115.1	104.8	0.04%
Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Sho 1502 Highway 157 Mansfield TX 76063	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	13.9	13.9	12.5	0.00%
Franklin Firm LLC dba Luv 2 Play 1310 East Stan Schleuter Loop Killeen TX 76542	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	169.2	169.2	176.1	0.06%
Billingsworks LLC dba Spoon Shine Cafe 110 Chestatee St. Dahlonega GA 30533	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2026	7.5	7.5	7.6	0.00%
Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego 1835A S. Centre City Pkwy Escondido CA 92025	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	40.8	40.8	36.8	0.01%
Jacob Rugs LLC dba Rugs Outlet 32879 US Hwy 27 Haines City FL 33844	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	57.9	57.9	59.2	0.02%
RM Hawkins LLC dba Pure Water Tech West 5140 Topaz Drive Colorado Springs CO 80918	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	44.1	44.1	43.5	0.02%
Dino Smiles Children’s Cosmetic Dentistry 1128 Commerce Ave, Suite C Atwater CA 95301	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	12.6	12.6	11.6	0.00%
Nevey’s LLC dba Stark Food III 6315 W. Fond Du Lac Avenue Milwaukee WI 53218	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	286.6	286.6	304.2	0.11%
Soregard Inc 605 Birch Drive Maquoketa IA 52060	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/30/2041	270.9	270.9	272.2	0.10%
Martin Inventory Management LLC 304 1/2 Main Street Edgefield SC 29824	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	92.5	92.5	94.5	0.03%
P L H Pharmaco Inc dba Farmacia San Jose 149 48th Street Union City NJ 07087	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	151.8	151.8	153.6	0.06%
Desert Tacos LLC 245 East Bell Road Suite A-2 Phoenix AZ 85022	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	88.7	88.7	86.4	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
VMA Technologies LLC 120 South Serenata Drive Unit 332 Ponte Vedra Beach FL 32082	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	$19.7	$19.7	$17.8	0.01%
Corning Lumber Company Inc and Frank R Close and Son Inc dba Close Pai 1314 Sixth Street Orland CA 95963	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	178.7	178.7	184.6	0.07%
Castone Creations Inc 7850 NW 32nd Street, Unit D Doral FL 33122	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	76.6	76.6	71.5	0.03%
WGI, LLC dba Williams Grant Inn 154 High Street Bristol RI 02809	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	127.5	127.5	132.8	0.05%
Ninsa LLC 125 Lincoln Street Hammonton NJ 08037	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2041	109.3	109.3	117.2	0.04%
KWG Industries, LLC dba Peterson & Marsh Metal Industries 330 Roycefield Road, Unit B Hillsborough NJ 08844	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	296.4	296.4	311.9	0.11%
O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc 626 Delsea Drive N Glassboro NJ 08028	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	122.5	122.5	112.9	0.04%
E & P Holdings 1 LLC and Evans & Paul LLC 140 Dupont St Plainview NY 11803	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	110.3	110.3	102.2	0.04%
MaidPro Marin dba MaidPro 98 Jewell Street San Rafael CA 94901	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	15.4	15.4	13.9	0.00%
Edge Pest Control LLC 5815 West 6th Avenue, 2D Lakewood CO 80214	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	656.3	656.3	592.4	0.21%
All Printing Solutions, Inc. dba Pryntcomm 303 E. Sioux Ave. Pierre SD 57501	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	530.8	530.8	536.3	0.19%
JumboMarkets Inc dba Rines Jumbomarkets 15500 SW Trail Drive Indiantown FL 34956	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	43.8	43.8	39.5	0.01%
El Basha Inc dba RPM West San Fernando Valley 2100 Devonshire Street, Suite 200 Chatsworth CA 91311	Real Estate	Term Loan	Prime plus 2.75%	6/24/2026	15.7	15.7	14.1	0.01%
Island Time Investments, LLC dba Swantown Inn Bed & Breakfast 1431 11th Ave SE Olympia WA 98501	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	98.4	98.4	105.5	0.04%
Yellow Cab Company of Kissimmee Inc 722 E Donegan Avenue Kissimmee FL 34744	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/24/2041	55.2	55.2	55.6	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy 27 Main Street Monroe CT 06468	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	$484.2	$484.2	$494.1	0.18%
Visual Advantage LLC dba Signs Now Perryberg 23248 Dunbridge Road Perrysburg OH 43443	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	88.7	88.7	91.7	0.03%
Long Island Comedy LLC dba Governors and New York Comedy, LLC 90 A Division Avenue Levittown NY 11756	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	182.2	182.2	189.9	0.07%
SNS of Central Alabama, LLC dba Steak N Shake dba Steak N Shake Bigl 180 Inverness Plaza Birmingham AL 35242	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	50.4	50.4	47.9	0.02%
Evergreen Investment & Property Management LLC, Universal Kidney Cente 2800 N. State Road 7 Margate FL 33063	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,217.9	1,217.9	1,291.6	0.46%
Italian Heritage Tile and Stone Inc 5420 Ygnacio Valley Road Ste 40 Concord CA 94521	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/20/2026	54.7	54.7	49.4	0.02%
Bagelicious, LLC 945 S Main St Cheshire CT 06410	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	47.7	47.7	43.3	0.02%
Winegirl Wines LLC 222 E Wapato Way Manson WA 98831	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	9.8	9.8	10.1	0.00%
NKJ Lusby Donuts LLC 174 Village Center Drive Lusby MD 20657	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	19.7	19.7	17.8	0.01%
Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Tr 377 Boston Post Road Milford CT 06460	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	484.8	484.8	437.6	0.16%
Jai-Alexia Consulting, Inc. 14660 Paddock Drive Wellington FL 33414	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	10.3	10.3	9.3	0.00%
Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares 1137 West Street Southington CT 06489	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	499.1	499.1	497.9	0.18%
Strag Industries LLC dba Meineke Car Care Center 841 1850 W. Roosevelt Blvd. Hwy 74 Monroe NC 28110	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	13.1	13.1	12.6	0.00%
Luv 2 Play AZ LLC 15495 Bell Road Surprise AZ 85374	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	54.7	54.7	54.9	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Refoleen Inc dba Spice and Tea Exchange 849 East Commerce Street, Suite 121 San Antonio TX 78205	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	$75.8	$75.8	$68.4	0.02%
VBGB Uptown, LLC dba VBGB Beer Hall & Garden 920 Hamilton Street Charlotte NC 28206	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	73.5	73.5	66.3	0.02%
ScimTech Industries Inc dba Archer Aerospace 1021 Linden Ave Chester Springs PA 19425	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	10.5	10.5	9.5	0.00%
Larry H. Patterson and Rainbow Movers, Inc 324 Douglass Street Brooklyn NY 11217	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	19.7	19.7	17.8	0.01%
Solvit Inc and Solvit North Inc 65 Farmington Valley Drive Plainville CT 06062	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	222.0	222.0	208.3	0.07%
AP5 LLC dba Krauser’s Food Store 5 Pond Point Road Milford CT 06460	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	235.8	235.8	246.2	0.09%
ATI Jet Inc 7007 Boeing Drive El Paso TX 79925	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	450.2	450.2	421.6	0.15%
Farmer Boy Diner Inc dba Farmer Boy Diner & Restaurant 1975 Central Ave Albany NY 12205	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2026	43.4	43.4	44.3	0.02%
Angelo Faia dba AVF Construction 55 Arbour Lane Sewell NJ 08080	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	96.7	96.7	100.5	0.04%
Premier Athletic Center of Ohio, Inc 8957 Kingsridge Drive Centerville OH 45459	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	76.0	76.0	77.6	0.03%
Jack Frost Firewood Inc. and David Dubinsky 3168 Holland Road Virginia Beach VA 23453	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	200.1	200.1	206.8	0.07%
Mersada Holdings LLC 619 S. Cedar Street Suite H & I Charlotte NC 28202	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	293.0	293.0	299.3	0.11%
Southwest Division Inc 2103 NE 3rd Terrace Cape Coral FL 33909	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	7.2	7.2	6.8	0.00%
International Kitchen Supply LLC 3466 North Hwy 11 West UnionSC 29696	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	162.2	162.2	152.9	0.05%
Groth Lumber Co. Inc. dba True Value 6747 Pacific Avenue Wright MN 55798	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	19.5	19.5	20.0	0.01%
Powerspec Inc 1 Linsley Place Metuchen NJ 08840	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	75.9	75.9	68.5	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Island Life Graphics Inc dba FASTSIGNS #576 1925 S 14th Street No. 7 Amelia Island FL 32034	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	$19.5	$19.5	$17.8	0.01%
Horseshoe Barbecue, LLC 6555, 6565, 6575 N. Sandario Road Tucson AZ 85743	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	12.0	12.0	12.4	0.00%
Elderfriend Inc dba Granny Nannies dba GN Live Scan 1499 W. Palmetto Park Rd., Suite #115 Boca Raton FL 33486	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	11.1	11.1	10.0	0.00%
National Air Cargo Holdings Inc 5955 TG Lee Blvd., Suite 500 Orlando FL 32822	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,085.4	1,085.4	1,097.4	0.39%
Pro Auto Repair LLC 204 F Street SW Quincy WA 98848	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	6.4	6.4	6.4	0.00%
HBA LLC dba Palmetto Twist-Vista 1225-1229 Lincoln Street Columbia SC 29201	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	16.8	16.8	15.5	0.01%
J&A Laundromat Inc. 225 East Park Avenue Long Beach NY 11561	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	58.6	58.6	54.1	0.02%
Dedicated Incorporated 2916 North 39th Street Phoenix AZ 85019	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	45.1	45.1	47.2	0.02%
J Harris Trucking, LLC 2040 5 1/2 Mile Road Racine WI 53402	Truck Transportation	Term Loan	Prime plus 2.75%	5/13/2026	38.1	38.1	36.1	0.01%
FJN Catering Inc 106 Main Street Mineola NY 11951	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	255.5	255.5	272.7	0.10%
LED Lighting Enterprises LLC 1062 Barnes Rd. Suite 208 Wallingford CT 06492	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/13/2026	19.5	19.5	18.0	0.01%
Studio Find It Georgia Inc 3399 Peachtree Road NE, Suite 400 Atlanta GA 30326	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	19.5	19.5	18.1	0.01%
Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano 11 Kirby Road Cromwell CT 06419	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	128.6	128.6	133.3	0.05%
Sabir Inc. dba Bear Diner 603 Pulaski Hwy Bear DE 19701	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	120.3	120.3	127.2	0.05%
Gator D’Lites LLC dba D’Lites Emporium 4216 NW 16th Blvd Gainsville FL 32605	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	19.5	19.5	17.6	0.01%
Warner Home Comfort, LLC dba Smith Piping 1571 Canton Rd., NW Carrollton OH 44615	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	79.9	79.9	83.0	0.03%
Keller, Fishback & Jackson LLP 28720 Canwood Street Agoura Hills CA 91301	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	112.5	112.5	114.9	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Marc S. Rosenberg P.C. dba Mammuth and Rosenberg 401 East City Avenue Ste 122 Bala Cynwyd PA 19004	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	$19.4	$19.4	$17.5	0.01%
Hard Exercise Works Winter Park LLC 11551 University Boulevard, Ste. 4C Building 1 Orlando FL 32817	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	35.1	35.1	31.7	0.01%
La Nopalera Mexicano 2, Inc. 1434 Hendricks Avenue Jacksonville FL 32207	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	60.0	60.0	61.3	0.02%
Loriet LLC 906 Blvd of the Arts Sarasota FL 34236	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	6.5	6.5	5.8	0.00%
Euro Car Miami LLC 5991 SW 23rd Street Hollywood FL 33023	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	53.8	53.8	55.0	0.02%
Empowerschool LLC and Empower Autism Academy, LLC 1825 Fort View Rd Austin TX 78754	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	147.1	147.1	157.8	0.06%
Scoler LLC dba Gold’s Gym 1225 Ritner Highway Carlisle PA 17013	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	226.1	226.1	212.0	0.08%
May-Craft Fiberglass Products Inc 96 Hillsboro Road Four Oaks NC 27524	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	239.7	239.7	257.1	0.09%
Alpha Omega Trucking LLC 14432-52 State Line Road Brookings OR 97415	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	170.1	170.1	182.5	0.07%
Inner Beauty Salon and Suite LLC 825 Beecher Street SW Atlanta GA 30310	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	63.0	63.0	67.2	0.02%
Atlantic Restaurant Associates LLC 2400-2410 Atlantic Ave North Wildwood NJ 08062	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/28/2041	254.3	254.3	269.2	0.10%
Costume World Inc 950 South Federal Highway Deerfield Beach FL 33441	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,212.9	1,212.9	1,300.7	0.47%
Pecos Inn LLC dba Econo Lodge 2207 W Third Street Pecos TX 79772	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	654.1	654.1	692.2	0.25%
Shepherd Appraisal Services LLC dba Property Damage Appraisers of Okla 3140 West Britton Road, Ste. 203 Oklahoma City OK 73120	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	7.8	7.8	7.0	0.00%
Knowledge First Inc dba Magic Years of Learning 575 N Harris Street Athens GA 30601	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2026	70.6	70.6	69.1	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Green Country Filter Manufacturing LLC 1415 S. 70th E Avenue Tulsa OK 74112	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	$73.8	$73.8	$68.0	0.02%
Accent Comfort Services, LLC 5035-C West W. T. Harris Blvd Charlotte NC 28269	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	77.5	77.5	70.0	0.03%
Homecare Casa Rhoda 123 Inc 165 Santa Ana Avenue Santa Barbara CA 93111	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	651.5	651.5	656.7	0.24%
Automotive Core Recycling, LLC and 828 Old Colony Road, LLC 27-29 Cooper Street Meriden CT 06053	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	242.2	242.2	244.4	0.09%
McIntosh Trail Management Services Organization Inc 747 South Hill Street Griffin GA 30224	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	412.4	412.4	442.2	0.16%
Jande Graphics LLC dba FastSigns #103201 408 W. 75th Street Downers Grove IL 60516	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	48.2	48.2	43.5	0.02%
AAA Mill Direct, Inc. dba Carpet Mill Outlets 1 North Armistead Avenue Hampton VA 23669	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	6.8	6.8	6.9	0.00%
Miguel Fernando Borda, P.A. dba BGR Dental 1825 Forest Hill Blvd. Suite 205 West Palm Beach FL 33406	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	19.4	19.4	17.9	0.01%
Sushiya Inc 72 South Main Street Hanover NH 03755	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	75.4	75.4	70.3	0.03%
Sierra Foothill Cremation & Funeral Service, Inc. 271 Auburn Ravine Road Auburn CA 95603	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	45.7	45.7	41.2	0.01%
Waterfalls Quick Lube LLC and Veracruz Shabo LLC 1325 Broad Street Central Falls RI 02863	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	267.1	267.1	280.8	0.10%
KNS Early Learning Academy LLC 57 Merritt Street SE Marietta GA 30060	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	49.5	49.5	51.1	0.02%
Vehicle Safety Supply LLC 15 East 72nd Street, Suite 14-H New York NY 10021	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	19.2	19.2	17.3	0.01%
Men of Steel Enterprises LLC and Vogelbacher Properties LLC 2039 US Route 130 Burlington NJ 08016	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	380.5	380.5	379.8	0.14%
Gill Express Inc and Blue Speed LLC 2372 Walnut Ave Livingston CA 95334	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	501.0	501.0	520.8	0.19%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Dana A. Farley dba Independent Cabinets 5805 NE Minder Rd Poulsbo WA 98370	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	$65.3	$65.3	$70.0	0.03%
Christian Soderquist dba Soderquist Plumbing and Heating LLC 7 Oak Drive Sandy Hook CT 06482	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	54.9	54.9	58.8	0.02%
Duke’s Cleaners Inc 715 East Mann Ave Boaz AL 35957	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	40.2	40.2	38.7	0.01%
Cameo Carter, MD A Professional Corporation dba The Garden Pediatric G 101 East Redlands Blvd., Suite 106 Redlands CA 92373	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	64.1	64.1	57.8	0.02%
Farhad Brothers LLC dba Lulu’s Pizzeria & Family Restaurant and Marvin 151 Hazard Ave Enfield CT 06082	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2026	53.6	53.6	48.3	0.02%
Gordon Rogers and Heidi Rogers dba Stone House Motor Inn 162 Danielson Pike Foster RI 02825	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	19.5	19.5	19.9	0.01%
Wyldewood Cellars, Inc. 951 East 119th St Mulvane KS 67120	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	965.7	965.7	977.4	0.35%
NOSO Development, LLC 4 Walker Way Albany NY 12205	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	160.3	160.3	144.5	0.05%
MTS Car Service LLC 30 Taylor Avenue Norwalk CT 06850	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	9.0	9.0	8.1	0.00%
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette’s-West P 550 Rosemary Avenue, Suite 236 West Palm Beach FL 33410	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	80.1	80.1	73.8	0.03%
Tom Sawyer Country Restaurant LLC and AM 3208 LLC 3208 Forest Hills Boulevard Palm Springs FL 33406	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	249.4	249.4	264.6	0.09%
Barrocas Gym LLC dba Snap Fitness 260 West Main Street Avon CT 06001	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	17.0	17.0	16.3	0.01%
Lust for Life Footwear, LLC 1086 Teaneck Road, Suite 3D Teaneck NJ 07666	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	320.5	320.5	289.0	0.10%
Vinmar Inc. dba Locanda Portofino 1110 Montana Ave Santa Monica CA 90403	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	69.4	69.4	62.6	0.02%
Atlantis of Daytona LLC and Pierre Mamane and Eva Mamane 835 North Beach Street Daytona Beach FL 32114	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2%	3/29/2041	483.3	483.3	493.3	0.18%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Marathon Engineering Corporation 5615 2nd Street W Lehigh Acres FL 33971	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	$43.5	$43.5	$45.9	0.02%
PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp. 2017 14th Street NW Washington DC 20009	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	42.7	42.7	40.3	0.01%
Revolution Physical Therapy LLC dba Apex Network Physical Therapy 2705 Dougherty Ferry Road Suite 104 St. Louis MO 63122	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	19.5	19.5	17.9	0.01%
RCB Enterprises, Inc. 1100 Grove Park Circle Boynton Beach FL 33436	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	48.1	48.1	43.3	0.02%
Excel RP Inc 6531 Park Avenue Allen Park MI 48101	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	106.8	106.8	101.3	0.04%
ActKnowledge, Inc. 365 5th Avenue New York NY 10016	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	106.8	106.8	109.0	0.04%
International Construction Inc 53955 Gratiot Ave Chesterfield MI 48051	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	48.4	48.4	50.1	0.02%
Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring 267 Saw Mill River Road Elmsford NY 10523	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	42.8	42.8	43.1	0.02%
Acton Hardware LLC and Mark Allgood & Jamie Allgood 31814 Crown Valley Rd Acton CA 93510	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	482.5	482.5	491.5	0.18%
Magnation Corporation and Misha Family Trust 403 Martin Luther King Jr. Way Oakland CA 94607	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	98.2	98.2	105.3	0.04%
growth.period LLC and Potomac Recruiting LLC 1950 Old Gallows Road, Suite 250 Tysons VA 22182	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	62.6	62.6	56.5	0.02%
Precious Care LLC and Precious Care Management LLC 186-06 Union Turnpike Fresh Meadows NY 11364	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	476.9	476.9	432.4	0.15%
Media Capital Partners, Inc 809 Cedar Road Southport CT 06890	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	19.7	19.7	17.8	0.01%
Taylors Zinn Enterprises Inc dba Eons Auto Care Inc 330 West Harden Street Graham NC 27253	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	78.1	78.1	83.2	0.03%
ERT Group Inc and Curt’s Tools Inspection Inc 5229 142nd Dr. NW Williston ND 58801	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,216.7	1,216.7	1,260.7	0.45%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Kekoa Enterprises Inc dba Signarama Sandy 8942 South 700 East Sandy UT 84070	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	$42.3	$42.3	$38.1	0.01%
Mariam Diner Inc dba Country Kitchen Restaurant 17393 Main Street Hesperia CA 92345	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	44.9	44.9	40.5	0.01%
Brian T Rice dba BD Logging 800 3rd St Apt B St Marys WV 26170	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	7.5	7.5	7.4	0.00%
Demand Printing Solutions Inc. 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	18.6	18.6	18.3	0.01%
Evergreen Pallet LLC and Evergreen Recycle LLC 302 W 53rd St N. Wichita KS 67204	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	918.7	918.7	865.8	0.31%
K Soles Corp dba Max Collections 3208 Oakcliff Industrial Street Doraville GA 30340	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	19.2	19.2	17.3	0.01%
LAN Doctors Inc 14 Pierson Court Mahwah NJ 07430	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	47.0	47.0	48.0	0.02%
R & D Enterprises Inc dba My Pool Man 291 North Texas Ave. Orlando FL 32805	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	42.7	42.7	38.5	0.01%
Mustafa Inc and Raouf Properties LLC 3538 Pin Oak Dr San Antonio TX 78229	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	72.5	72.5	77.1	0.03%
HEWZ, LLC dba Hard Exercise Works 5684 West Sample Road Coral Springs FL 33071	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	19.2	19.2	17.3	0.01%
Country Paint and Hardware Inc 2410 Foxon Road North Banford CT 06471	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	74.7	74.7	68.5	0.02%
Wilban LLC 454 US Highway 22 Whitehouse Station NJ 08889	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2026	94.1	94.1	92.5	0.03%
Dupre Capital LLC dba Fastsigns 215 Quartermaster Court Jeffersonville IN 47130	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	49.9	49.9	45.0	0.02%
Magill Truck Line LLC and Jeff J. Ralls 211 West 53rd Street N. Park City KS 67204	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	193.4	193.4	184.3	0.07%
Accuair Control Systems LLC dba Accuair Suspension 831 Buckley Road San Luis Obispo CA 93401	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	128.2	128.2	117.7	0.04%
ABCs & 123s Infant and Child Care Center LP 13419 Hwy 290E., Bldg 5 Manor TX 78653	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	9.6	9.6	8.7	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
State Painting & Decorating Co., Inc. 228 East 45th Street New York NY 10017	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	$88.7	$88.7	$79.9	0.03%
B.P.T.M. of NV LLC and Agentis Bros., LLC 3510 Route 378 Bethlehem PA 18015	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2041	507.7	507.7	529.0	0.19%
Step Up Academy of the Arts LLC 2558 Wigwam Pkwy Ste A Henderson NV 89074	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	6.9	6.9	6.2	0.00%
A & A Auto Care LLC 11 Old York Road Bridgewater NJ 08807	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2026	10.5	10.5	10.5	0.00%
Faith Summit Supply Inc dba Summit Supply and Summit True Value 8584 US Business Highway 277 Haskell TX 79521	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	19.2	19.2	18.4	0.01%
Swerve Salon LLC 1419 N Wells Street Chicago IL 60610	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	67.5	67.5	60.9	0.02%
J & W Hardwood Flooring Inc 14967 Madison St Brighton CO 80602	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	6.4	6.4	5.8	0.00%
Labmates LLC and POV Holdings LLC 141 Watertown Road Thomaston CT 06787	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	105.7	105.7	113.2	0.04%
Hueston and Company CPA LLC 8792 East State Road 70, Suite B Bradenton FL 34202	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	7.0	7.0	6.4	0.00%
Almost Home Daycare LLC 35 Copps Hill Road Ridgefield CT 06877	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	45.0	45.0	45.2	0.02%
Miles of Smiles Inc 1408 Molalla Avenue Oregon City OR 97045	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	81.4	81.4	74.7	0.03%
Living Essentials HVAC Corp 42 West Street, Apt 24 Randolph MA 02368	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	12.7	12.7	11.6	0.00%
Consulting Solutions, Inc. and Mark Luciani 3000 N Federal Highway, STE 1 Fort Lauderdale FL 33306	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	9.5	9.5	9.7	0.00%
Drug Detection Laboratories, Inc. and Minh Tran 9700 Business Park Drive Sacramento CA 95827	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	16.8	16.8	15.3	0.01%
Powerpits CS1, LLC dba Pita Pit 2008 S Texas Avenue College Station TX 77840	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	15.9	15.9	15.0	0.01%
Doxa Deo Inc dba Luv 2 Play 1600 Village Market Blvd Leesburg VA 20175	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	93.0	93.0	86.2	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
The River Beas, LLC dba Subway and Punam Singh 5516 Baltimore Ave Hyattsville MD 20781	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	$131.1	$131.1	$139.5	0.05%
Blackstones Hairdressing LLC 2 Avenue of the Americas New York NY 10013	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	44.4	44.4	40.4	0.01%
Aaradhya LLC dba Market Square Laundry 7727 Crittenden Street Philadelphia PA 19118	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	67.8	67.8	61.2	0.02%
BER Enterprise 332 Inc dba Edible Arrangements 2802 University Drive Coral Springs FL 33065	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/19/2026	19.1	19.1	17.4	0.01%
R & K Contracting Inc 3605 NW 31st Ave Fort Lauderdale FL 33309	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	13.4	13.4	13.5	0.00%
Pacific Coast Medical Group LLC dba Celebrity Laser Spa and Advanced 11661 San Vicente Boulevard, Suite 101 Los Angeles CA 90049	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/17/2026	207.7	207.7	211.9	0.08%
B for Blonde, LLC dba Blo Blow Dry Bar 142 East 49th Street New York NY 10017	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	53.2	53.2	48.1	0.02%
Gilmore Heights Dental Holdings, LTD and Chas Rob LLC 2250 Warrensville Center Road University Heights OH 44118	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	278.0	278.0	268.2	0.10%
Ei3 Corporation 136 Summit Avenue Montvale NJ 07645	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	277.1	277.1	282.8	0.10%
Jersey Shore Marina & Boat Sales, Inc. 841 Route 70 East Brick NJ 08724	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	604.3	604.3	647.6	0.23%
Base USA, Inc. 2215 NW 2nd Avenue Miami FL 33127	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	42.4	42.4	43.3	0.02%
Zouk Ltd dba Palma 28 Cornelia Street New York NY 10014	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	18.9	18.9	19.3	0.01%
SuzyQue’s LLC dba SuzyQue’s 34 South Valley Road West Orange NJ 07052	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	18.9	18.9	19.3	0.01%
Wildflour Bakery & Cafe LLC 5137 Clareton Dr., Ste 100 Agoura Hills CA 91301	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	52.6	52.6	53.2	0.02%
Tammy Lavertue 24 Wakefield Street Rochester NH 03867	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	9.5	9.5	9.5	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
New Image Building Services, Inc. dba The Maids serving Oakland and Ma 320 Church Street Mount Clemens MI 48043	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	$70.0	$70.0	$65.6	0.02%
Gendron Funeral and Cremation Services, Inc. 135 North Lime Avenue Sarasota FL 34237	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	107.0	107.0	114.7	0.04%
Dolarian Realty LLC and OV’s Restaurant Inc 34 Old Colony Avenue East Taunton MA 02718	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	65.4	65.4	70.1	0.03%
Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt 1196 Inverness Lane Stow OH 44224	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	93.9	93.9	87.2	0.03%
MCF Forte LLC 1245 W Baseline Rd Unit 105 Mesa AZ 85202	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	15.6	15.6	14.2	0.01%
Panditos LLC dba White Lotus Home 431 Raritan Avenue Highland Park NJ 08904	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	13.3	13.3	11.9	0.00%
Bright Dialysis LLC and Ft Pierce Kidney Care LLC 2000 Hartman Road Fort Pierce FL 34947	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	1,042.8	1,042.8	941.9	0.34%
V2 Tango LLC dba Palette 22 2700 S Quincy Street, #40 Arlington VA 22206	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	208.6	208.6	192.8	0.07%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc 24201 North Hwy 1 Fort Bragg CA 95437	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	98.6	98.6	103.3	0.04%
800 on the Trax LLC and Matrix Z LLC 800 SW 21st Terrace Fort Lauderdale FL 33312	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	232.0	232.0	241.8	0.09%
Joyce Outdoor Advertising Chicago LLC 2443 West 16th Street Chicago IL 60608	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	290.4	290.4	301.5	0.11%
The LAX Shop Inc 1216 W Belmont Ave Chicago IL 60657	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	81.6	81.6	83.2	0.03%
Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Ga 8957 Kingsridge Drive Centerville OH 45459	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	781.0	781.0	805.4	0.29%
Hattingh Incorporated dba Prosthetic Care Facility 4415 Woodridge Pkwy, Ste 180 Leesburg VA 20176	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	15.0	15.0	14.1	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA 250 NW Peacock Blvd Port St. Lucie FL 34986	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	$985.9	$985.9	$1,055.8	0.38%
Trip Consultants U.S.A. Inc. 311 85th Street Brooklyn NY 11209	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	146.0	146.0	131.5	0.05%
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry 1128 Commerce Avenue Atwater CA 95301	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	62.5	62.5	57.6	0.02%
Accent Tag and Label Inc 2201 Rittenhouse St Des Moines IA 50321	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	637.7	637.7	666.8	0.24%
Abbondanza Market LLC dba Hampton Falls Village Market 82 Lafayette Road Hampton Falls NH 03844	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	56.1	56.1	51.9	0.02%
Labmates LLC 141 Watertown Road Thomaston CT 06787	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	156.3	156.3	167.4	0.06%
Capital Scrap Metal LLC 1610 N Powerline Road Pompano Beach FL 33069	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	29.0	29.0	26.5	0.01%
Mustafa Inc dba Adiba Grocery 5712 Wurzbach Road San Antonio TX 78238	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	87.1	87.1	88.8	0.03%
Learning Skills LLC and Christopher Shrope 22841 NE 8th Street Sammamish WA 98074	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	9.0	9.0	8.1	0.00%
New York Home Health Care Equipment, LLC 30 Hopper Street Westbury NY 11590	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	758.9	758.9	767.4	0.27%
Moments to Remember USA LLC dba Retain Loyalty 1250 Sanders Avenue SW Massillon OH 44646	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	62.6	62.6	61.1	0.02%
Abitino’s JFK LLC dba Abitino’s John F. Kennedy International Airport, Terminal 8 Jamaica NY 11430	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	94.5	94.5	88.3	0.03%
Swalm Sreet LLC and New York Home Health Care Equipment LLC 30 Hopper Street Westbury NY 11590	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	363.0	363.0	385.1	0.14%
JAG Unit 1, LLC 1 West Main Street Patchogue NY 11772	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	208.6	208.6	187.8	0.07%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
SDA Holdings LLC and Les Cheveux Salon Inc 306 McClanahan Street Roanoke VA 24014	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	$417.7	$417.7	$431.1	0.15%
Evans & Paul LLC and E&P Holdings I LLC 140 Dupont Street Plainview NY 11803	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	105.1	105.1	97.3	0.03%
Basista Family Limited Partnership and UPE, Inc. 3401 Brecksville Rd Richfield OH 44286	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	329.4	329.4	343.3	0.12%
DC Enterprises Ltd. dba Lakeview True Value 318 North F Street Lakeview OR 97630	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	18.8	18.8	18.6	0.01%
Tri-State Remodeling & Investments, LLC 213 Assisiknoll Court Cincinnati OH 45238	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	13.3	13.3	13.3	0.00%
AGR Foodmart Inc dba Nashua Road Mobil 11 Nashua Road Londonderry NH 03053	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	18.8	18.8	18.6	0.01%
Alexandra Afentoulides dba Vi’s Pizza Restaurant 1068 Old Colony Rd Meriden CT 06450	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	44.5	44.5	47.6	0.02%
Cares, Inc dba Dumpling Grounds Day Care Center 4508 Blakiston Street Philadelphia PA 19136	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	6.3	6.3	6.4	0.00%
Custom Exteriors, Inc. 2142 Rheem Drive, Suite E Pleasanton CA 94588	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	83.4	83.4	77.4	0.03%
Sushiya, Inc. 72-74 South Main Street Hanover NH 03755	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	90.7	90.7	84.4	0.03%
My Jewels, LLC dba The UPS Store #6712 4858 W. Pico Blvd. Los Angeles CA 90019	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	29.5	29.5	26.6	0.01%
LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC 880 Lowcountry Blvd Mount Pleasant SC 29464	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	484.2	484.2	510.0	0.18%
American Campgrounds LLC dba Whit’s End Campground 140 Newman Drew Road West Ossipee NH 03890	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	281.8	281.8	297.3	0.11%
Tariq, LLC dba 76 Food Mart 1111 17th Street SE Auburn WA 98002	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	360.7	360.7	380.3	0.14%
401 JJS, Corp and G. Randazzo’s Trattoria Corporation 401 – A 34th Street Ocean City NJ 08226	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	51.0	51.0	53.2	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Delta Aggregate, LLC 9025-9775 Church Road Felda FL 33930	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	$89.7	$89.7	$91.4	0.03%
Hurshell Leon Dutton dba High Jump Party Rentals 157 East Concho Avenue San Angelo TX 76903	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	14.5	14.5	14.7	0.01%
Japp Business Inc dba Pick and Eat and Japp Drink Corp. 4179 Broadway New York NY 10033	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	103.6	103.6	97.3	0.03%
Smokeyard Inc dba Smokeyard BBQ and Chop Shop 1111 Forest Trail Unit 201 Mammoth CA 93546	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	103.4	103.4	94.9	0.03%
DWeb Studio, Inc. 10800 E. Bethany Drive, Suite 275 Aurora CO 80014	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	9.3	9.3	8.4	0.00%
State Painting and Decorating Co Inc 228 East 45th Street, 18th Floor New York NY 10017	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	59.8	59.8	53.9	0.02%
Play and Learn Child Care and School Inc 403 S Dillard St Winter Garden FL 34787	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	9.2	9.2	9.4	0.00%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC 726-740 South Fleming Street Sebastian FL 32958	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	738.3	738.3	786.2	0.28%
Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy 3105 107th Avenue Doral FL 33178	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	74.6	74.6	68.3	0.02%
Haven Hospitality Group Inc. dba Haven Gastropub 190 South Glassell Street, Suite C&D Orange CA 92866	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	109.6	109.6	100.3	0.04%
CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC 717 Titus Avenue Rochester NY 14617	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	236.0	236.0	236.3	0.08%
S.B.B. Enterprises Inc dba Williamston Hardware 139 S Putnam Street Williamston MI 48895	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	104.2	104.2	104.6	0.04%
Key Pix Productions Inc. dba Air Bud Entertainment 22525 Pacific Coast Highway Malibu CA 90265	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	605.3	605.3	648.3	0.23%
E.S.F.P. LLC dba Volusia Van and Storage 916 South Nova Road Ormond Beach FL 32174	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	73.7	73.7	67.7	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Green Life Lawnscapes LLC dba Green Life Lawn Care 1820 NE Jensen Beach Blvd Jensen Beach FL 34957	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	$110.3	$110.3	$110.9	0.04%
JumboMarkets Inc dba Rines Jumbomarkets 15500 SW Trail Drive Indiantown FL 34956	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	253.3	253.3	255.0	0.09%
Bisson Transportation Inc dba I & R Associates and Document Secutiry 85 Eisenhower Drive Westbrook ME 04092	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	18.5	18.5	18.1	0.01%
Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and 13851 S State HWY 34 Scurry TX 75158	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	582.9	582.9	541.8	0.19%
Financial Network Recovery Inc 250 E Easy Street Suite 1 Simi Valley CA 93065	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	32.8	32.8	29.6	0.01%
Windsor Direct Distribution LLC 3 Thompson Road East Windsor CT 06088	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	11.7	11.7	10.5	0.00%
Tannehill Enterprises Inc dba Hobbytown USA Folsom 2761 East Bidwell St #400 Folsom CA 95630	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	71.7	71.7	64.5	0.02%
ADMO Inc dba Mid States Equipment 16180 Westwoods Business Park Ellisville MO 63021	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	18.5	18.5	17.0	0.01%
Recycling Consultants, Inc. and Prairie State Salvage and Recycling In PO Box 468 Wood River IL 62095	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	656.1	656.1	663.4	0.24%
SCJEN Management Inc dba Bowl of Heaven 43958 Pacific Common Blvd Fremont CA 94538	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	58.5	58.5	57.5	0.02%
Naeem Khan LTD 260 West 36th Street New York NY 10018	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	101.6	101.6	99.9	0.04%
Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas Cit 7748 Troost Avenue Kansas City MO 64131	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	57.9	57.9	60.1	0.02%
R.H. Hummer Jr., Inc. 2141 P Avenue Williamsburg IA 52361	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	320.8	320.8	328.0	0.12%
Barub Realty LLC and Barub LLC dba Woodlawn Cabinets 1838 Adee Avenue Baychester NY 10469	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	136.9	136.9	149.8	0.05%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Binky’s Vapes LLC 10539 Greenbelt Road Suite 102 Lanham MD 20706	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	$18.3	$18.3	$18.0	0.01%
Greensward of Marco Inc. 54 Marco Lake Drive Marco Island FL 34146	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	83.7	83.7	90.5	0.03%
RIM Investments LLC and RIM Architects LLC 645 G Street Suite 400 Anchorage AK 99501	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	381.8	381.8	412.2	0.15%
The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda L 314 Wilson Avenue Norwalk CT 06854	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	419.3	419.3	433.3	0.16%
Sandlot Ventures LLC and Sandbox Ventures LLC 1857A Elmdale Ave Glenview IL 60025	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	424.5	424.5	456.2	0.16%
Yachting Solutions LLC 229 Commercial St Rockport ME 04856	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	921.0	921.0	989.4	0.35%
Prestigious LifeCare for Seniors LLC 5701 North Pine Island Road Tamarac FL 33321	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	8.0	8.0	8.1	0.00%
Daniel W. Stark dba Mountain Valley Lodge and RV Park 223 Hwy 80 Rodeo NM 88056	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	12.9	12.9	14.1	0.01%
St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn 10 West Orvis Street Massena NY 13662	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	598.0	598.0	648.3	0.23%
J.R. Wheeler Corporation dba Structurz Exhibits and Graphics 3748 SW 30th Avenue Hollywood FL 33312	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	17.1	17.1	17.7	0.01%
Hagerstown Muffler, Inc. and JMS Muffler, Inc 10011 Baltimore National Pike Myersville MD 21773	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	313.9	313.9	343.8	0.12%
Rutledge Enterprises Inc dba BLC Property Management 149 S. 400 East Greenfield IN 46140	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	59.3	59.3	64.3	0.02%
Finish Strong Inc dba FASTSIGNS St Peters 98 North Hillview Drive St Peters MO 63376	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	40.7	40.7	40.0	0.01%
J3K LLC dba Ronan True Value Hardware 63540 US Hwy 93 Ronan MT 59860	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	124.0	124.0	121.9	0.04%
Nova Solutions Inc 421 W Industrial Ave Effingham IL 62401	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	306.2	306.2	332.1	0.12%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pine Belt Wood Products LLC 13795 Highway 17 Chatom AL 36518	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	$156.7	$156.7	$166.0	0.06%
Sound Manufacturing Inc 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	40.6	40.6	40.6	0.01%
IIoka Inc dba New Cloud Networks 160 Inverness Drive W Suite 150 Englewood CO 80112	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	543.3	543.3	534.0	0.19%
Vanderhoof LLC dba Soxfords 11 Sellecks Walk Pound Ridge NY 10576	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	12.9	12.9	12.7	0.00%
MiJoy Inc dba Imo’s Pizza 215 South Kirkwood Road Kirkwood MO 63122	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	6.7	6.7	6.6	0.00%
Naeem Khan LTD 260 West 36h Street New York NY 10018	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	101.6	101.6	99.9	0.04%
Import Car Connection Inc dba Car Connection 2558 Mountain Industrial Blvd Tucker GA 30084	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	389.9	389.9	425.8	0.15%
FirstVitals Health and Wellness Inc 1288 Ala Moana Blvd Suite 27E Honolulu HI 96814	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	121.9	121.9	119.9	0.04%
Almost Home Daycare LLC 35 Copps Hill Road Ridgefield CT 06877	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	53.7	53.7	55.4	0.02%
Veliu LLC dba FASTSIGNS #15901 1021 61st Street Suite 600 Galveston TX 77551	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	41.2	41.2	40.9	0.01%
B and A Friction Materials Inc 1164 Old Bayshore Hwy San Jose CA 95112	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	78.8	78.8	77.4	0.03%
Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc 170 Main Street North Kingstown RI 02852	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	134.0	134.0	146.7	0.05%
Empower Autism Academy 11316 Wet Season Drive Austin TX 78754	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	655.4	655.4	717.7	0.26%
AIG Inc 16 Hamilton Street West Haven CT 06516	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	348.1	348.1	372.6	0.13%
Higher Grounds Community Coffeehouse, LLC 39 Kingstown Road Wyoming RI 02898	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	6.7	6.7	6.7	0.00%
Delray Scrap Recycling LLC 1249 Tangelo Terrace Delray Beach FL 33444	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	17.9	17.9	17.6	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
The Camera House Inc 7351 Fulton Ave North Hollywood CA 91605	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	$1,008.7	$1,008.7	$1,018.2	0.36%
LAN Doctors Inc 14 Pierson Court Mahwah NJ 07430	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	65.5	65.5	65.9	0.02%
Elite Institute LLC dba Huntington Learning Center 13526 Village Park Drive Suite 214 Orlando FL 32837	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	12.2	12.2	12.0	0.00%
Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon 2851 Craig Drive #201D McKinney TX 75070	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	67.9	67.9	67.2	0.02%
J and K Fitness L.L.C. dba Physiques Womens Fitness Center 2505 Verot School RD Lafayette LA 70508	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	90.7	90.7	98.8	0.04%
B and J Catering Inc dba Culinary Solutions 2201 South Federal Highway Boynton Beach FL 33435	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	532.9	532.9	573.2	0.21%
3000 CSI Property LLC and Consulting Solutions Inc 3000 N Federal Highway, Ste 1 Fort Lauderdale FL 33306	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	131.3	131.3	143.3	0.05%
God Be Glorified Inc dba (*)GBG Inc 40 West. 162nd St South Holland IL 60473	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	42.7	42.7	42.0	0.02%
GDP Gourmet LLC dba Joe and John’s Pizza Restaurant 136 New Jersey Ave Absecon NJ 08201	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	138.5	138.5	149.9	0.05%
Gold Jet Corp. 2472 Broadway New York NY 10025	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	58.0	58.0	58.4	0.02%
SKJ Inc dba Subway 401 S Woodlawn Ave Bloomington IN 47401	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	68.3	68.3	67.4	0.02%
LP Industries Inc dba Childforms 110 Charleston Drive Mooresville NC 28117	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	99.8	99.8	101.5	0.04%
Pauley Tree and Lawn Care Inc 6 Price Avenue Norwalk CT 06854	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	52.5	52.5	52.6	0.02%
Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Pa 550 Rosemary Avenue, Suite 236 West Palm Beach FL 33401	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	52.9	52.9	52.7	0.02%
Forever & Always of Naples Inc dba Island Animal Hospital 860 Bald Eagle Dr Marco Island FL 34145	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	78.9	78.9	79.7	0.03%
Smart Artists Inc. 450 West 24th Street Suite 1C New York NY 10011	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	18.0	18.0	17.7	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Free Ion Advisors LLC 322 Evandale Road Scarsdale NY 10583	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	$51.3	$51.3	$50.4	0.02%
Murrayville Donuts, Inc dba Dunkin’ Donuts 2304 N College Rd Wilmington NC 28405	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	332.7	332.7	357.9	0.13%
Union 2 LLC dba The Standard 1520 Broadway Fort Myers FL 33901	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	79.2	79.2	80.0	0.03%
Thrifty Market, Inc. dba Thrifty Foods 702 10th St Wheatland WY 82201	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	232.0	232.0	236.4	0.08%
Danny V, LLC dba Hugo’s Taproom 106 West Pittsburgh Street Greensburg PA 15601	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	42.8	42.8	45.7	0.02%
Anglin Cultured Stone Products LLC dba Anglin Construction 877 Salem Church Road Newark DE 19702	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	223.0	223.0	222.3	0.08%
Jonathan E Nichols and Nichols Fire and Security LLC 1906 Vanderhorn Drive Memphis TN 38134	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	59.4	59.4	60.6	0.02%
BJ’s Tavern LLC and BJ’s Cabana Bar Inc 2122 McCulloch Blvd N Lake Havasu AZ 86403	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	202.3	202.3	219.1	0.08%
Myclean Inc. 247 West 36th Street 9th Floor New York NY 10018	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	12.6	12.6	12.4	0.00%
Summit Beverage Group LLC 211 Washington Avenue Marion VA 24354	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	258.5	258.5	265.3	0.09%
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery 301 W Bastanchury Rd Fullerton CA 92835	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	267.1	267.1	263.8	0.09%
CEM Autobody LLC dba Dawn’s Autobody 7 Division St Keyport NJ 07735	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	129.1	129.1	139.1	0.05%
Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling 13886 Campo Road Jamul CA 91935	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	361.7	361.7	390.9	0.14%
TJU-DGT Inc dba The Lorenz Cafe 714-718 Lorenz Ave Pittsburgh PA 15220	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	18.0	18.0	18.9	0.01%
SofRep, Inc dba Force 12 Media 930 Tahoe Blvd Suite 802-543 Incline Village NV 89451	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	52.4	52.4	51.5	0.02%
E & G Enterprises LLC dba Comfort Keepers 220 Middle Street Franklin VA 23851	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	17.8	17.8	17.5	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Ohs Auto Body, Inc. dba Ohs Body Shop 3560 Highway 93 South Kalispell MT 59901	Repair and Maintenance	Term Loan	7.53%	6/25/2040	$1,161.9	$1,161.9	$1,250.8	0.45%
Wolf Enviro Interests, LLC and Enviromax Services Inc 18002 Mueschke Road Cypress TX 77433	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	234.6	234.6	249.6	0.09%
Evinger PA One, Inc. dba Postal Annex, Falcon 7661 McLaughlin Road Falcon CO 80831	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	17.8	17.8	17.8	0.01%
Richards Plumbing and Heating Co., Inc. dba Richards Mechanical 103 Dobbin Street Brooklyn NY 11222	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	525.2	525.2	574.6	0.21%
RJI Services, Inc. 353 E Angeleno Suite G Burbank CA 91502	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	17.6	17.6	17.3	0.01%
Real Help LLC dba Real Help Decorative Concrete 2221 Broadway Street Buffalo NY 14212	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	42.1	42.1	43.4	0.02%
PM Cassidy Enterprises, Inc. dba Junk King 960 Matley Lane, Suite 20 & 21, Bldg B Reno NV 89502	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	11.8	11.8	11.6	0.00%
KRN Logistics, LLC and Newsome Trucking, Inc 2262 Hwy 53 W Jasper GA 30143	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	441.7	441.7	444.4	0.16%
Inverted Healthcare Staffing of Florida LLC dba Interim Healthcare Tra 111 N Pompano Beach Blvd. Pompano Beach FL 33062	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	48.5	48.5	47.6	0.02%
Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC 267 Saw Mill River Road Elmsford NY 10523	Specialty Trade Contractors	Term Loan	6.75%	6/17/2025	361.9	361.9	373.3	0.13%
AM PM Properties, LLC and AM PM Willington, LLC 1308 Stafford Road Storrs Mansfield CT 06268	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	82.6	82.6	90.1	0.03%
Nelson Sargsyan dba HDA Trucking 11026 Ventura Blvd #7 Studio City CA 91604	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	103.2	103.2	101.3	0.04%
Mirage Plastering Inc and Mpire LLC and Mpire II LLC 1802 W Grant Road Suite 114 Tucson AZ 85745	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	132.1	132.1	139.0	0.05%
Bizzare Foods Inc dba Trooper Foods 101-10 Foster Avenue Brooklyn NY 11236	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	92.2	92.2	90.5	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Anturio Marketing Inc dba Logic Consulting 407-409 Rockaway Avenue Brooklyn NY 11212	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	$276.3	$276.3	$302.3	0.11%
Eldredge Tavern LLC dba Gonyea’s Tavern 150 Main Street Pascoag RI 02859	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	53.5	53.5	58.6	0.02%
Nicor LLC dba Fibrenew Sacramento 161 Orrington Circle Sacramento CA 95835	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	9.2	9.2	8.9	0.00%
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta 234 Rock Road Glen Rock NJ 07452	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	12.4	12.4	12.2	0.00%
ViAr Visual Communications, Inc. dba Fastsigns 281701 4721 University Way NE Seattle WA 98105	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	49.1	49.1	48.6	0.02%
Video Vault & Tanning LLC and Mosaic Salon LLC W7003 Parkview Dr, Suite A & B Greenville WI 54942	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	86.2	86.2	94.3	0.03%
Medworxs LLC 10901 W. Toller Drive Littleton CO 80127	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	98.9	98.9	97.4	0.03%
XCESSIVE THROTTLE, INC dba Jake’s Roadhouse 5980 Lamar Street Arvada CO 80003	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	6.5	6.5	6.4	0.00%
Villela CPA PL 777 Brickell Ave, Suite 500 Miami FL 33131	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	7.1	7.1	7.0	0.00%
God is Good LLC dba BurgerFi 4700 Acorn Drive Independence OH 44131	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	11.1	11.1	11.5	0.00%
Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse 2188 Brunswyck Road Wallkill NY 12589	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	165.4	165.4	179.9	0.06%
Pen Tex Inc dba The UPS Store 1167 W. Baltimore Pike Media PA 19063	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	17.3	17.3	17.0	0.01%
Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC 310 25th Ave N. Street Ste. 201 Nashville TN 37203	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	564.8	564.8	559.1	0.20%
15 McArdle LLC and No Other Impressions Inc 15 McArdle Street Rochester NY 14611	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	244.3	244.3	261.5	0.09%
Guard Dogs MFS LLC 9460 Mistwater Close Roswell GA 30076	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	51.0	51.0	50.2	0.02%
George S Cochran DDS Inc 1066 Chelsea Avenue Napoleon OH 43545	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	102.3	102.3	100.5	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
South Park Properties LLC and Midlothian Hardware LLC 4751 147th Street Midlothian IL 60445	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	$160.9	$160.9	$176.1	0.06%
Matthew Taylor and Landon Farm LLC 6103 N Church St Greensboro NC 27455	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	95.7	95.7	101.0	0.04%
Cares Inc dba Dumpling Grounds Day Care Center 4508 Blakiston Street Philadelphia PA 19136	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	77.0	77.0	84.2	0.03%
Orchid Enterprises Inc dba Assisting Hands of Sussex County 274 Spring Street Newton NJ 07860	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	11.7	11.7	11.5	0.00%
Ragazza Restaurant Group, Inc. dba Bambolina 288 Derby Street Salem MA 01970	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	16.1	16.1	16.1	0.01%
Diamond Solutions LLC 7655 E Gelding Drive, Suite B2 Scottsdale AZ 85260	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	16.4	16.4	16.1	0.01%
Giacchino Maritime Consultants Inc 5219 Tamiami Court Cape Coral FL 33904	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	17.5	17.5	17.2	0.01%
Sound Coaching Inc 4749 Main Street Suite 3 Bridgeport CT 06606	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	34.5	34.5	33.9	0.01%
Faramarz Nikourazm dba Car Clinic Center 10707 Shady Trail Dallas TX 75220	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	69.8	69.8	75.4	0.03%
Advance Case Parts RE Holdings LLC and Advance Case Parts Inc 12485-12489 NW 44th Street Coral Springs FL 33071	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	707.0	707.0	754.3	0.27%
HAVANA CENTRAL NJ1, LLC dba Havana Central 55 Parsonage Road Edison NJ 08837	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	218.9	218.9	225.4	0.08%
Mid-South Lumber Co. of Northwest Florida, Inc. 717 W 11th Street Panama City FL 32402	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	405.9	405.9	432.1	0.15%
Copper Beech Financial Group LLC 1223 North Church Street Moorestown NJ 08057	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	96.2	96.2	96.9	0.03%
Delta Aggregate LLC 9025-9775 Church Road Felda FL 33930	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	77.9	77.9	80.3	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac 40 Buzzard Ridge Road Sequim WA 98382	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	$285.7	$285.7	$312.3	0.11%
Shellhorn and Hill Inc dba Total Fleet Service 501 South Market St Wilmington DE 19801	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	981.0	981.0	1,044.4	0.37%
Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC 5600 N. River Road #925 Rosemont IL 60018	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	953.2	953.2	934.6	0.33%
Shorr Enterprises Inc dba New Design Furniture Manufacturers 3033 NW 28 Street Lauderdale Lakes FL 33311	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	82.0	82.0	83.1	0.03%
Geo Los Angeles LLC dba Geo Film Group 7625 Hayvenhurst Avenue #49 Van Nuys CA 91406	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	0.2	0.2	0.2	0.00%
Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC 800 James Avenue Scranton PA 18510	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	51.1	51.1	55.7	0.02%
Zero-In Media Inc 1123 Broadway Suite 704 New York NY 10010	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	17.3	17.3	17.0	0.01%
Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr 4901 Alpha Road Farmers Branch TX 75244	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	766.8	766.8	837.6	0.30%
Loriet LLC 906 Blvd of the Arts Sarasota FL 34236	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	9.2	9.2	9.1	0.00%
Shelton Incorporated dba Mrs. Winners 4509 N. Henry Blvd. Stockbridge GA 30281	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	106.5	106.5	116.4	0.04%
Jaymie Hazard dba Indigo Hair Studio and Day Spa 2016 Warwick Avenue Warwick RI 02889	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	40.7	40.7	43.9	0.02%
R & R Security and Investigations Inc dba Pardners Lake Buchanan 15615 State Route 29 Buchanan Dam TX 78609	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	80.9	80.9	88.4	0.03%
MMS Realty, LLC and Molecular MS Diagnostics LLC 1224 Greenwich Avenue Warwick RI 02886	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	152.2	152.2	163.6	0.06%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Royal Crest Motors LLC 769 Amesbury Rd Haverhill MA 01830	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	$86.4	$86.4	$93.4	0.03%
BND Sebastian Limited Liability Company and Sebastian Fitness L 345 Sebastian Blvd Sebastian FL 32958	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	163.3	163.3	177.4	0.06%
Douglas Printy Motorsports, Inc. dba Blackburn Trike 1410 Medina Rd Medina OH 44256	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	181.5	181.5	195.2	0.07%
Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc 491 Montauk Highway Eastport NY 11941	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	8.7	8.7	8.9	0.00%
Baystate Firearms and Training, LLC 215 Newbury Street Peabody MA 01960	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	48.2	48.2	47.4	0.02%
Kingseal LLC dba Desoto Health and Rehab Center 475 Nursing Home Drive Arcadia FL 34266	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,192.7	1,192.7	1,304.0	0.47%
Pace Motor Lines, Inc. 1425 Honeyspot Road Extension Stratford CT 06615	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	50.3	50.3	51.9	0.02%
Nelson Financial Services LLC 20015 N 83rd Place Scottsdale AZ 85255	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	9.5	9.5	9.3	0.00%
Kiddie Steps 4 You Inc. 1700 West 63rd St. Chicago IL 60636	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	58.6	58.6	62.9	0.02%
Triangle Trash LLC dba Bin There Dump That 188 Northbend Drive Youngsville NC 27596	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	56.6	56.6	56.9	0.02%
Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc. dba T 98 Nash Road New Bedford MA 02746	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	162.2	162.2	174.2	0.06%
740 Barry Street Realty LLC and Wild Edibles Inc 740 Barry Street Bronx NY 10474	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	465.4	465.4	508.8	0.18%
Kostekos Inc dba New York Style Pizza 10 South King Street Gloucester NJ 08030	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	62.7	62.7	67.7	0.02%
DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty 1717 Highway 200 Noxon MT 59853	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	212.7	212.7	227.7	0.08%
Dean 1021 LLC dba Pure Pita 106 Central Avenue Westfield NJ 07090	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	62.4	62.4	61.7	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Limameno LLC dba Sal’s Italian Ristorante 861 Yamato Rd, Bay #2 Boca Raton FL 33431	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	$62.9	$62.9	$62.3	0.02%
Palmabak Inc dba Mami Nora’s 4614 Capital Blvd Raleigh NC 27604	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	11.3	11.3	11.7	0.00%
Jung Design Inc 10857 Pine Bluff Drive Fishers IN 46037	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	5.1	5.1	5.0	0.00%
Grand Blanc Lanes, Inc. and H, H and H, LLC 5301 S Saginaw Rd Flint MI 48507	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	125.4	125.4	136.6	0.05%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek 3510 Bear Creek Road Franklinville NY 14737	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	85.4	85.4	88.0	0.03%
Evans and Paul LLC 140 Dupont Street Plainview NY 11803	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	168.9	168.9	173.2	0.06%
FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern 273 Mars Valencia Road Mars PA 16046	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	232.5	232.5	248.1	0.09%
First Prevention and Dialysis Center, LLC 17940 NW 27th Avenue Miami Gardens FL 33056	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	219.1	219.1	223.1	0.08%
Bowlerama Inc 3031 New Castle Ave New Castle DE 19720	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,133.8	1,133.8	1,238.7	0.44%
The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast 114-115 Medical Center Avenue Sebring FL 33870	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	499.2	499.2	531.5	0.19%
401 JJS Corporation and G. Randazzo Corporation 401 – A 34th Street Ocean City NJ 08226	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	450.4	450.4	489.3	0.18%
Thermoplastic Services Inc and Paragon Plastic Sheet, Inc 1700 W 4th Street Dequincy LA 70633	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	470.8	470.8	514.3	0.18%
Atlantis of Daytona LLC and Ocean Club Sportswear Inc 2058 S Atlantic Avenue Daytona Beach FL 32118	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	190.6	190.6	208.2	0.07%
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Ha 550 South Rosemary Avenue Suite 236 West Palm Beach FL 33401	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	140.2	140.2	139.8	0.05%
MM and M Management Inc dba Pizza Artista 5409 Johnston Street Lafayette LA 70503	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	35.7	35.7	35.3	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
B.S. Ventures LLC dba Dink’s Market 48649 Highway 58 Oakridge OR 97463	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	$50.6	$50.6	$55.3	0.02%
The Jewelers Inc. dba The Jewelers of Las Vegas 2400 Western Avenue Las Vegas NV 89102	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	934.1	934.1	918.0	0.33%
Will Zac Management LLC dba Papa John’s 2410 West Jefferson Street, Suite B Joliet IL 60435	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	129.0	120.3	132.8	0.05%
B & W Towing, LLC and Boychucks Fuel LLC 701 Addison Road Painted Post NY 14870	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	154.8	154.8	166.0	0.06%
All American Games, LLC and Sportslink – The Game, LLC 100 Forge Way Rockaway NJ 07866	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	299.0	299.0	298.9	0.11%
Kemmer LLC and Apples Tree Top Liquors LLC 1300 S Jackson Street Salem IN 47167	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	130.4	130.4	139.3	0.05%
The Red Pill Management, Inc. dba UFC Gym Matthews 1916 Sardis Road North Charlotte NC 28270	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	40.8	40.8	40.7	0.01%
Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman 988 Hemlock Street Cannon Beach OR 97110	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	141.5	141.5	152.1	0.05%
DeRidder Chiropractic LLC 1606 North Pine St DeRidder LA 70634	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	9.8	9.8	10.1	0.00%
Modern Manhattan LLC 250 Park Ave South New York NY 10003	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	162.8	162.8	160.3	0.06%
Legacy Estate Planning Inc dba American Casket Enterprises 2176 Route 119 North Greensburg PA 15601	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	31.1	31.1	30.4	0.01%
J&D Resources, LLC dba Aqua Science 1923 E. 5th Street Tempe AZ 85281	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	562.4	562.4	554.8	0.20%
DC Real LLC and DC Enterprises LTD dba Lakeview True Value 318 North F Street Lakeview OR 97630	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	112.7	112.7	122.4	0.04%
MLM Enterprises LLC and Demand Printing Solutions Inc 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	52.2	52.2	53.0	0.02%
Joey O’s LLC and Jennifer Olszewski 407 Rohrmann Road Darlington PA 16115	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	0.7	0.7	0.7	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Heartland American Properties LLC and Skaggs RV Outlet LLC 301 Commerce Drive Elizabethtown KY 42701	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	$449.3	$449.3	$487.1	0.17%
Golden Transaction Corporation dba Bleh Sunoco 2990 Rayford St Jacksonville FL 32205	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	147.0	147.0	159.9	0.06%
Seelan Inc dba Candleridge Market 4000 Sycamore School Road Fort Worth TX 76133	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	84.9	84.9	91.3	0.03%
Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy 608 Plainfield Street Providence RI 02909	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	83.6	83.6	89.3	0.03%
One Hour Jewelry Repair Inc 6544 Springfield Mall Springfield VA 22150	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	15.1	15.1	14.7	0.01%
DNT Storage and Properties LLC 38 Old National Pike West Alexander PA 15376	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	95.4	95.4	103.9	0.04%
Sound Manufacturing Inc 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	137.2	137.2	136.6	0.05%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa 176 Country Club Drive Waynesville NC 28786	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,188.9	1,188.9	1,298.9	0.47%
Smith Spinal Care Center P.C. and James C. Smith 1103 Russell Parkway Warner Robins GA 31088	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	56.3	56.3	60.9	0.02%
Doctors Express Management of Central Texas LLC 3614 SW HK Dodgen Loop, Ste F Temple TX 76504	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	68.1	68.1	69.7	0.02%
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare dba Hickory 900 Alpine Road Bridgeville PA 15017	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	116.1	116.1	126.2	0.05%
Sumad LLC dba BrightStar Care of Encinitas 9606 Tierra Grande St San Diego CA 92126	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	38.9	38.9	40.1	0.01%
Roccos LLC and Sullo Pantalone Inc dba Rocco’s 79 Beach Road Units B13 and B14 Vineyard Haven MA 02568	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	239.4	239.4	262.8	0.09%
Keller Holdings LLC and David H Keller III and Carie C Keller 1469 River Road Upper Black Eddy PA 18972	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	93.6	93.6	103.4	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Orange County Insurance Brokerage Inc dba Beaty Insurance Agency 3410 Highway 10 West (aka Lutcher Dr) Orange TX 77632	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	$305.3	$305.3	$337.3	0.12%
The Woods at Bear Creek LLC and Bear Creek Entertainment LLC dba The 3510 Bear Creek Road Franklinville NY 14737	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	489.6	489.6	540.8	0.19%
Gordon E Rogers dba Stonehouse Motor Inn 162 Danielson Pike Foster RI 02825	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	53.8	53.8	59.5	0.02%
Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud 2646 South Road Poughkeepsie NY 12601	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	16.3	16.3	16.7	0.01%
North Columbia LLC and Loop Liquor and Convenience Store LLC 26 Business Loop 70 E Columbia MO 65203	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	149.2	149.2	164.4	0.06%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc 6 Price Avenue Norwalk CT 06840	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	432.6	432.6	472.9	0.17%
Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out 308 Kennedy Street NW Washington DC 20011	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	22.7	22.7	23.1	0.01%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc 3390 W. Andrew Johnson Hwy Greeneville TN 37743	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	136.2	136.2	150.5	0.05%
Modern Leather Goods Repair Shop Inc 2 West 32nd Street, Ste 401 New York NY 10001	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	42.1	42.1	42.9	0.02%
Animal Intrusion Prevention Systems Holding Company, LLC 3330 N Beach Street Fort Worth TX 76111	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	201.1	201.1	206.2	0.07%
Tavern Properties LLC and Wildwood Tavern LLC 6480 West Touhy Avenue Niles IL 60714	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	400.5	400.5	441.2	0.16%
Indy East Smiles Youth Dentistry LLC dba Prime Smile East 5430 E. Washington Street Indianapolis IN 46219	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	457.0	457.0	465.5	0.17%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
B&P Diners LLC dba Engine House Restaurant 71 Lafayette Street, Unit 1 Salem MA 01970	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	$58.0	$58.0	$59.0	0.02%
Feel The World Inc dba Xero Shoes and Invisible Shoes 100 Technology Drive, Suite315C Broomfield CO 80021	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	37.6	37.6	38.4	0.01%
Delta Aggregate LLC 9025-9775 Church Road Felda FL 33930	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	859.0	859.0	948.8	0.34%
Lamjam LLC (EPC) Goldsmith Lambros Inc (OC) 7137 Little River Turnpike Annandale VA 22003	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	98.6	98.6	102.1	0.04%
Orange County Cleaning Inc 15601 Producer Lane, Unit P Huntington Beach CA 92649	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	19.0	19.0	19.3	0.01%
Qycell Corporation 600 S Etiwanda Avenue Ontario CA 91761	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	86.7	86.7	89.1	0.03%
Atlas Auto Body Inc dba Atlas Auto Sales 20 Providence Street West Warwick RI 02893	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	48.2	48.2	52.9	0.02%
Katie Senior Care LLC dba Home Instead Senior Care 222E Eufaula St Ste 220 Norman OK 73069	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	89.2	89.2	90.8	0.03%
Alpha Preparatory Academy LLC 4462 Mink Livsey Road Snellville GA 30039	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	136.3	136.3	150.5	0.05%
Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook 10463 Hamer Rd Georgetown OH 45121	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	176.7	176.7	195.1	0.07%
Almost Home Property LLC and Almost Home Daycare LLC 35 Copps Hill Road Ridgefield CT 06877	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	677.8	677.8	747.8	0.27%
AGV Enterprises LLC dba Jet’s Pizza #42 27897 Orchard Lake Road Farmington Hills MI 48334	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	38.9	38.9	39.7	0.01%
iFood, Inc. dba Steak N Shake 5900 Duraleigh Road Raleigh NC 27612	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	279.7	279.7	287.3	0.10%
575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST 575 Columbus Avenue New Haven CT 06519	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	20.1	20.1	22.2	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Honeyspot Investors LLP and Pace Motor Lines Inc 1425 Honeyspot Road Extension Stratford CT 06615	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	$139.9	$139.9	$154.5	0.06%
Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC 15 Stonebridge Cranston RI 02921	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	95.3	95.3	104.9	0.04%
AMG Holding, LLC and Stetson Automotive, Inc 309 Route 9 Waretown NJ 08758	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	194.4	194.4	214.5	0.08%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP 4920 Lincoln Avenue Route 53 Lisle IL 60532	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	70.1	70.1	72.5	0.03%
iFood, Inc. dba Steak N Shake 2840 E Millbrook Rd Raleigh NC 27604	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	587.9	587.9	642.6	0.23%
Honeyspot Investors LLP and Pace Motor Lines Inc 1425 Honeyspot Road Extension Stratford CT 06615	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	816.2	816.2	900.7	0.32%
FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern 273 Mars Valencia Rd Mars PA 16046	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	299.6	299.6	329.6	0.12%
JPM Investments LLC and Carolina Family Foot Care P.A. 122 N. Main Street Fuquay Varina NC 27526	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	132.6	132.6	146.0	0.05%
Nikobella Properties LLC and JPO Inc dba Village Car Wash 1372 South US Route 12 Fox Lake IL 60020	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	445.4	445.4	490.1	0.18%
Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Val 1313 West Park Street #1 Livingston MT 59047	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	217.3	217.3	239.0	0.09%
510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso 510 Ocean Avenue East Rockaway NY 11518	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	251.4	251.4	260.1	0.09%
Nirvi Enterprises LLC dba Howard Johnson/Knights Inn 5324 Jefferson Davis Highway Fredericksburg VA 22408	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	856.7	856.7	945.4	0.34%
Global Educational Delivery Services LLC 2002 Grassy Hollow Dr. Toms River NJ 08755	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	42.6	42.6	44.1	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
NVR Corporation dba Discount Food Mart 132 Gloster Road NW Lawrenceville GA 30044	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	$61.3	$61.3	$67.6	0.02%
Sico & Walsh Insurance Agency Inc and The AMS Trust 106 Concord Avenue Belmont MA 02478	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	87.5	87.5	96.6	0.03%
Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel 15637 St Clair Ave Cleveland OH 44110	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	15.8	15.8	16.1	0.01%
Long Island Barber Institute Inc 266 Greenwich Street Hempstead NY 11550	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	51.7	51.7	56.8	0.02%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC) 59 South US Highway 45 Grayslake IL 60030	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	36.8	36.8	38.0	0.01%
Pocono Coated Products, LLC 100 Sweetree Street Cherryville NC 28021	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	15.6	15.6	16.1	0.01%
Wilton Dental Care P.C. 134 Old Ridgefield Road Wilton CT 06897	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	90.7	90.7	92.4	0.03%
EGM Food Services Inc dba Gold Star Chili 2100 Medical Arts Drive Hebron KY 41048	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	13.4	13.4	13.7	0.00%
Jonesboro Health Food Center LLC 1321 Stone Street Jonesboro AR 72401	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	41.7	41.7	42.4	0.02%
Hae M. and Jin S. Park dba Buford Car Wash 1163 Buford Highway Sugar Hill GA 30518	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	154.0	154.0	168.9	0.06%
The River Beas LLC and Punam Singh 11704 Centurion Way Potomac MD 20854	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	84.2	84.2	92.6	0.03%
AS Boyals LLC dba Towne Liquors 117 South Broad Street Woodbury City NJ 08096	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	100.9	100.9	111.4	0.04%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP dba Golden 2301 Pat Booker Rd Universal City TX 78148	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	61.7	61.7	64.8	0.02%
Complete Body & Paint, Inc. 32220 Michigan Ave Wayne MI 48184	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	19.3	19.3	21.3	0.01%
Island Wide Realty LLC and Long Island Partners, Inc. dba Realty Execu 201-203-205 West Merrick Road Valley Stream NY 11580	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	96.3	96.3	106.3	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Wilshire Media Systems Inc 2649 Townsgate Rd. Suite 500 Westlake Village CA 91361	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	$127.9	$127.9	$130.5	0.05%
1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC 1899 State Route 35 South Amboy NJ 08879	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	126.6	126.6	139.4	0.05%
Dantanna’s Tavern LLC 6615 Roswell Road NE #30 Sandy Springs GA 30328	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	114.2	114.2	116.9	0.04%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC) 6522 Haverford Avenue Philadelphia PA 19151	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	85.8	85.8	93.9	0.03%
Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle 16701 E. Iliff Avenue Aurora CO 80013	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	415.5	415.5	457.3	0.16%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC) 6522 Haverford Avenue Philadelphia PA 19151	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	94.6	94.6	103.6	0.04%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC 4401 N I-35 #113 Denton TX 76207	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	479.6	479.6	493.9	0.18%
Kemmer, LLC (EPC) and Pitts Package Store, Inc. (OC) 201 S. Main Street Salem IN 47167	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	108.9	108.9	118.8	0.04%
Lake Area Autosound LLC and Ryan H. Whittington 2328 E. McNeese Street Lake Charles LA 70607	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	117.4	117.4	129.1	0.05%
Wilban LLC 454 US Highway 22 Whitehouse Station NJ 08889	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	402.7	402.7	442.7	0.16%
Knowledge First Inc dba Magic Years of Learning and Kimberly Knox 575 North Harris St Athens GA 30601	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	135.1	135.1	148.1	0.05%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co 636 South Center Street New Washington OH 44854	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	72.6	72.6	80.0	0.03%
Cormac Enterprises and Wyoming Valley Beverage Incorporated 63 S Wyoming Ave Edwardsville PA 18704	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	102.7	102.7	113.2	0.04%
Kinisi, Inc. dba The River North UPS Store 301 West Grand Ave Chicago IL 60654	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	18.7	18.7	19.3	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC 39 Old Route 146 Clifton Park NY 12065	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	$378.7	$378.7	$417.6	0.15%
Tortilla King Inc. 249 23rd Avenue Moundridge KS 67107	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	201.6	201.6	220.6	0.08%
Tortilla King, Inc. 249 23rd Avenue Moundridge KS 67107	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	862.9	862.9	907.7	0.33%
Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc. 201 Highland Ave East Syracuse NY 13057	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	206.8	206.8	228.1	0.08%
Avayaan2 LLC dba Island Cove 2500 W. Fort Macon Rd. Atlantic Beach NC 28512	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	145.8	145.8	160.3	0.06%
R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern 3111 and 3135 Delsea Drive Franklinville NJ 08322	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	385.8	385.8	423.5	0.15%
Summit Beverage Group LLC 211 Washington Ave Marion VA 24354	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	235.5	235.5	242.1	0.09%
Faith Memorial Chapel LLC 600 9th Avenue North Bessemer AL 35020	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	198.2	198.2	217.3	0.08%
952 Boston Post Road Realty, LLC and HNA LLC dba Styles International 952 Boston Post Road Milford CT 06460	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	195.0	195.0	213.8	0.08%
Choe Trade Group Inc dba Rapid Printers of Monterey 201 Foam Street Monterey CA 93940	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	107.0	107.0	110.5	0.04%
96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki 96 Mill Street Berlin CT 06037	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	131.9	131.9	145.5	0.05%
JWB Industries, Inc. dba Carteret Die Casting 74 Veronica Ave Somerset NJ 08875	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	188.0	188.0	191.8	0.07%
Awesome Pets II Inc dba Mellisa’s Pet Depot 8 Sarah’s Way Fairhaven MA 02719	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	56.5	56.5	57.7	0.02%
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC db 986 Dixwell Avenue Hamden CT 06510	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	92.0	92.0	101.1	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sarah Sibadan dba Sibadan Agency 102-05 101st Avenue Ozone Park NY 11416	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	$119.3	$119.3	$131.4	0.05%
JDR Industries Inc dba CST-The Composites Store, JetCat USA 16330 Harriis Rd., Hanger #2 Tehachapi CA 93561	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	96.2	96.2	98.5	0.04%
Icore Enterprises Inc dba Air Flow Filters Inc 151 W 24th St Hialeah FL 33010	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	14.4	14.4	14.9	0.01%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber 320 Fair Street Kutztown PA 19530	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	575.7	575.7	605.3	0.22%
Nutmeg North Associates LLC (OC) Steeltech Building Products Inc 636 Nutmeg Road North South Windsor CT 06074	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	844.3	844.3	924.7	0.33%
Shane M. Howell and Buck Hardware and Garden Center, LLC 1007 Lancaster Pike Quarryville PA 17566	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	299.3	299.3	327.6	0.12%
KK International Trading Corporation 219 Lafayette Drive Syosset NY 11791	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	153.4	153.4	161.8	0.06%
Mosley Auto Group LLC dba America’s Automotive 6211 Denton Highway Haltom City TX 76148	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	203.8	203.8	224.3	0.08%
Kurtis Sniezek dba Wolfe’s Foreign Auto 712 5th Street New Brighton PA 15066	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	81.8	81.8	90.1	0.03%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc., T 2040 Dowdy Ferry Dallas TX 75218	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	510.8	510.8	560.0	0.20%
TAK Properties LLC and Kinderland Inc 1157 Commerce Avenue Longview WA 98632	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	373.1	373.1	409.3	0.15%
TOL LLC dba Wild Birds Unlimited 320 W. Main St. Avon CT 06001	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	12.2	12.2	12.5	0.00%
920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC) 920 Crooked Hill Brentwood NY 11717	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	384.7	384.7	423.8	0.15%
DKB Transport Corp 555 Water Works Road Old Bridge NJ 08857	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	127.7	127.7	140.6	0.05%
Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle 1455 S Richland Creek Rd Sugar HIll GA 30518	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	95.9	95.9	104.7	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Spectrum Development LLC and Solvit Inc & Solvit North, Inc 65 Farmington Valley Drive Plainville CT 06062	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	$259.5	$259.5	$265.8	0.10%
BVIP Limousine Service LTD 887 W Liberty Medina OH 44256	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	70.2	70.2	77.2	0.03%
Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC 2065 Peachtree Industrial Ct., Ste. 203 Chamblee GA 30341	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	43.5	43.5	44.3	0.02%
Wallace Holdings LLC (EPC) GFA International Inc (OC) 1215 Wallace Dr Delray Beach FL 33444	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	80.6	80.6	81.5	0.03%
AcuCall LLC 824 U.S Highway 1, Suite 335 North Palm Beach FL 33408	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	10.0	10.0	10.2	0.00%
Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL 3039-3043 Hedley Springfield IL 62704	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	29.7	29.7	30.2	0.01%
Yousef Khatib dba Y&M Enterprises 671 E. Cooley Drive, Unit 114 Colton CA 92324	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	48.6	48.6	49.5	0.02%
Howell Gun Works LLC 2446 Route 9 Howell NJ 07731	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	3.0	3.0	3.1	0.00%
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC) 554 Old Post Road #3 Greenwich CT 06830	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	57.2	57.2	63.0	0.02%
Twinsburg Hospitality Group LLC dba Comfort Suites 2716 Creekside Drive Twinsburg OH 44087	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	867.8	867.8	951.3	0.34%
Mid-Land Sheet Metal Inc 125 E Fesler Street Santa Maria CA 93454	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	126.2	126.2	138.7	0.05%
Master CNC Inc & Master Properties LLC 11825 29 Mile Road Washington MI 48095	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	546.7	546.7	597.5	0.21%
Janice B. McShan and The Metropolitan Day School, LLC 2817 Lomb Avenue Birmingham AL 35208	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	28.1	28.1	29.0	0.01%
1 North Restaurant Corp dba 1 North Steakhouse 322 W. Montauk Hwy Hampton Bays NY 11946	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	195.1	195.1	214.6	0.08%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
New Image Building Services Inc. dba New Image Repair Services; The Ma 1405 Combermer Dr. Troy MI 48083	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	$212.0	$212.0	$216.3	0.08%
Greenbrier Technical Services, Inc 407 E. Edgar Avenue Ronceverte WV 24970	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	132.1	132.1	136.2	0.05%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd 77 Mill Road Freeport NY 11520	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	225.6	225.6	247.0	0.09%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash 2 Center Road Old Saybrook CT 06475	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	56.0	56.0	57.1	0.02%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool – 104 McCoy Street Milford DE 19963	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	89.2	89.2	98.6	0.04%
Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms 2040 Norwood Lenoir NC 28645	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	269.7	269.7	298.5	0.11%
LP Industries, Inc dba Childforms 110 Charleston Drive, Suite 105-107 Morresville NC 28117	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	110.1	110.1	121.9	0.04%
Discount Wheel and Tire of Broken Bow Inc 1202 S Park Drive Broken Bow OK 74728	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	204.5	204.5	226.1	0.08%
Cencon Properties LLC and Central Connecticut Warehousing Company, In 37 Commons Court Waterbury CT 06704	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	315.3	315.3	349.2	0.13%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC 12150 Annapolis Road, Suite 301 Glenn Dale MD 20769	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	306.2	306.2	338.7	0.12%
Gabrielle Realty, LLC 242 Sheep Davis Road Concord NH 03301	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	692.2	692.2	765.4	0.27%
Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Ho 17 Pearl Street Mystic CT 06355	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	91.4	91.4	101.2	0.04%
Eastside Soccer Dome, Inc. 11919 S Avenue O Chicago IL 60617	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	423.7	423.7	469.2	0.17%
Southeast Chicago Soccer, Inc. 10232 S Avenue N Chicago IL 60617	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	46.8	46.8	51.8	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Kiddie Steps 4 You Inc. 1700 West 63rd St. Chicago IL 60636	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	$83.0	$83.0	$91.8	0.03%
Diamond Memorials Incorporated 800 Broad Street Clifton NJ 07013	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	7.6	7.6	7.9	0.00%
Faith Memorial Chapel LLC 600 9th Avenue North Bessemer AL 35020	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	245.6	245.6	271.7	0.10%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta 11585 Jones Bridge Road, Suite 4G Johns Creek GA 30022	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	29.4	29.4	30.3	0.01%
Westville Seafood LLC 1514 Whalley Avenue New Haven CT 06515	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	102.6	102.6	113.5	0.04%
Maynard Enterprises Inc dba Fastsigns of Texarkana 3735 Mall Drive Texarkana TX 75501	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	10.3	10.3	10.6	0.00%
Grafio Inc dba Omega Learning Center-Acworth 5330 Brookstone Drive, Suite 320 Acworth GA 30101	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	104.9	104.9	108.0	0.04%
Sound Manufacturing Inc 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	43.5	43.5	46.0	0.02%
The Berlerro Group, LLC dba Sky Zone 111 Rodeo Drive Edgewood NY 11717	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	274.9	274.9	282.9	0.10%
Prospect Kids Academy Inc 532 St Johns Place Brooklyn NY 11238	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	113.5	113.5	125.6	0.04%
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center, I 2909 W 63rd Street Chicago IL 60629	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	36.1	36.1	40.0	0.01%
B for Brunette dba Blo 50 Glen Cove Rd Greenvale NY 11548	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	34.2	34.2	35.1	0.01%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companio 3408 Castle Rock Farm Road Pittsboro NC 27312	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	203.6	203.6	225.1	0.08%
Excel RP Inc 6531 Park Avenue Allen Park MI 48101	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	81.3	81.3	84.0	0.03%
IlOKA Inc dba Microtech Tel and NewCloud Networks 160 Inverness Dr W Ste 100 Englewood CO 80112	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	429.2	429.2	442.2	0.16%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
ACI Northwest Inc. 6600 N Government Way Coeur D Alene ID 83815	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	$340.7	$340.7	$352.1	0.13%
Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis 15150 Evans Street Gulfport MS 39503	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	27.0	27.0	27.9	0.01%
Ramard Inc and Advanced Health Sciences Inc 4561 Ironworks Pike, Suite 161 Lexington KY 40511	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	117.1	117.1	120.3	0.04%
RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins 1815 De Paul Street Colorado Springs CO 80909	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	50.5	50.5	52.2	0.02%
JSIL LLC dba Blackstones Hairdressing 19 East 7th Street New York NY 10003	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	12.0	12.0	12.4	0.00%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC) 2233 3rd Ave South St Petersburg FL 33712	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	316.2	316.2	349.4	0.13%
Caribbean Concepts, Inc. dba Quick Bleach 127 East 56th Street New York NY 10022	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	14.1	14.1	14.5	0.01%
Majestic Contracting Services, Inc. dba Majestic Electric and Majestic 1634 Atlanta Road SE Marietta GA 30060	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	173.2	173.2	191.5	0.07%
Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC 38 Carmen Lane Monroe CT 06468	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	7.3	7.3	7.6	0.00%
Angkor Restaurant Inc 10 Traverse Street Providence RI 02903	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	84.8	84.8	93.8	0.03%
Harbor Ventilation Inc and Estes Investment, LLC 509 East Park St. Livingston MT 59047	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	2.2	2.2	2.4	0.00%
Tri County Heating and Cooling Inc. 509 East Park St. Livingston MT 59047	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	54.2	54.2	56.0	0.02%
Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC 1 Poppy Avenue Neptune NJ 07753	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	33.1	33.1	34.0	0.01%
Maxiflex LLC 512 Verret Street New Orleans LA 70114	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	27.6	27.6	28.4	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat 411 Sharp Street Millville NJ 08332	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	$88.6	$88.6	$98.0	0.04%
JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner 22259 Whyte Hardee Boulevard Hardeeville SC 29927	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	108.4	108.4	119.9	0.04%
2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc. (Co-Borrower) 2141 P Avenue Williamsburg IA 52361	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	647.2	647.2	678.9	0.24%
Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services 200 North Branford Road Branford CT 06405	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	682.7	682.7	723.4	0.26%
KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc 24 Elm Street Montpelier VT 05602	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	209.1	209.1	214.7	0.08%
Elite Structures Inc 401 Old Quitman Road Adel GA 31620	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	826.0	826.0	913.9	0.33%
(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc. 341 East Main Street, Unit 2 Clinton CT 06413	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	169.2	169.2	187.0	0.07%
(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile 85 Reaville Avenue Flemington NJ 08822	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	171.1	171.1	188.9	0.07%
RXSB, Inc dba Medicine Shoppe 3605 State Street Santa Barbara CA 93105	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	111.6	111.6	114.6	0.04%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD and 4640 Monticello Avenue, Suite 8A Williamsburg VA 23188	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	38.6	38.6	39.8	0.01%
Ryan D. Thornton and Thornton & Associates LLC 800 Bethel Street, Suite 200 Honolulu HI 96813	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	29.3	29.3	30.0	0.01%
PowerWash Plus, Inc. and CJR, LLC 59 South US Highway Route 45 Grayslake IL 60030	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	498.1	498.1	550.2	0.20%
Peanut Butter & Co., Inc. 250 West 54th Street New York NY 10019	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	58.9	58.9	60.4	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Brothers International Desserts 1682 Kettering Street Irvine CA 92614	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	$136.1	$136.1	$140.3	0.05%
Kidrose, LLC dba Kidville Riverdale 551 West 235th Street Bronx NY 10463	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	47.2	47.2	48.5	0.02%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC) 1258 Hartford Turnpike Vernon CT 06066	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	112.5	112.5	124.1	0.04%
Capital Scrap Metal, LLC and Powerline Investment, LLC 1610 N. Powerline Road Pompano Beach FL 33069	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	430.1	430.1	475.5	0.17%
MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads; 2660 Brenner Drive Dallas TX 75220	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	303.7	303.7	334.9	0.12%
A & M Commerce, Inc. dba Cranberry Sunoco 398 Baltimore Blvd Westminster MD 21157	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	297.9	297.9	329.0	0.12%
Xela Pack, Inc. and Aliseo and Catherine Gentile 8300 Boettner Road Saline MI 48176	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	208.4	208.4	220.6	0.08%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center 3937 Sherman Avenue Saint Joseph MO 64506	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	485.1	485.1	535.3	0.19%
Michael A. and HeatherR. Welsch dba Art & FrameEtc. 2819 West T C Jester Blvd. Houston TX 77018	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	60.9	60.9	67.3	0.02%
M & H Pine Straw Inc and Harris L. Maloy 526 Perry House Rd Fitzgerald GA 31750	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	197.4	197.4	203.2	0.07%
Truth Technologies Inc dba Truth Technologies Inc. 2341 Cheshire Lane Naples FL 34109	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	46.4	46.4	47.6	0.02%
J. Kinderman & Sons Inc., dba BriteStar Inc. 2900 South 20th Street Philadelphia PA 19145	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	110.8	110.8	114.2	0.04%
Stellar Environmental LLC 11581 Edmonston Road Beltsville MD 20705	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	32.9	32.9	33.9	0.01%
Sound Manufacturing, Inc. and Monster Power Equipment Inc. 51 Donnelley Road Old Saybrook CT 06475	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	300.1	300.1	308.7	0.11%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Golden Gate Lodging LLC 432 Margaret Street Plattsburgh NY 12901	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	$103.8	$103.8	$114.6	0.04%
Bakhtar Group LLC dba Malmaison 3401 K Street NW Washington DC 20007	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	60.2	60.2	61.7	0.02%
River Club Golf Course Inc dba The River Club 6600 River Club Blvd Bradenton FL 34202	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	432.8	432.8	477.8	0.17%
Osceola River Mill, LLC (EPC) Ironman Machine, Inc. (OC) 27 Hungerford Street Pittsfield MA 01201	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	77.7	77.7	85.8	0.03%
Java Warung, LLC 1915 N Richmond Street Appleton WI 54911	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	46.0	46.0	50.8	0.02%
Retain Loyalty LLC 1250 Sanders Avenue SW Massillon OH 44647	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	95.7	95.7	105.7	0.04%
Outcome Driven Innovation, Inc. dba ODI 2672 Bayshore Parkway, Bldg. 900 Mountain View CA 94043	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	48.2	48.2	49.4	0.02%
Knits R Us, Inc. dba NYC Sports / Mingle 2045 85th Street North Bergen NJ 07047	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	112.7	112.7	124.6	0.04%
North Country Transport, LLC 10 LaCrosse Street, Suite 14 Hudson Falls NY 12839	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	8.7	8.7	8.9	0.00%
MJD Investments, LLC dba The Community Day School 115 Centre Street Pleasant View TN 37146	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	232.1	232.1	256.2	0.09%
Sherill Universal City dba Golden Corral LP 2301 Pat Booker Rd Universal City TX 78148	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	397.4	397.4	438.7	0.16%
Macho LLC (EPC) Madelain e Chocolate Novelties Inc (OC) dba The Madelai 96-03 Beach Channel Drive Rockaway Beach NY 11693	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	450.7	450.7	497.7	0.18%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels 11949 Borden Avenue San Fernando CA 91340	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	54.6	54.6	55.9	0.02%
Babie Bunnie Enterprises Inc dba Triangle Mothercare 8516 Swarthmore Drive Raleigh NC 27615	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	31.6	31.6	33.3	0.01%
John Duffy Fuel Co., Inc. 465 Mulberry Street Newark NJ 07114	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	287.6	287.6	295.9	0.11%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restauran 554 Old Post Road #3 Greenwich CT 06830	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	$465.6	$465.6	$514.2	0.18%
Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT 8631 West Third St, 440 E & Los Angeles CA 90048	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	36.9	36.9	37.8	0.01%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc. 1405 Combermere Dr. Troy MI 48083	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	293.4	293.4	308.9	0.11%
Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows 15 Frederick Place Hicksville NY 11801	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	125.2	125.2	128.6	0.05%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC 4839 Wisconsin Ave., NW Suite 2 Washington DC 20016	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	258.0	258.0	284.8	0.10%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC 38 Carmen Lane Monroe CT 06468	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	204.2	204.2	225.5	0.08%
D&L Rescources, Inc. dba The UPS Store 8930 State Road #84 Davie FL 33324	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	5.4	5.4	5.5	0.00%
Richmond Hill Mini Market, LLC 101 Richmond Hill Avenue Stamford CT 06902	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	165.8	165.8	183.0	0.07%
DRV Enterprise, Inc. dba Cici’s Pizza #339 5771 East Fowler Ave Temple Terrace FL 33617	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	33.3	33.3	34.3	0.01%
U & A Food and Fuel, Inc. dba Express Gas & Food Mart 1345 Wampanoag Trail East Providence RI 02915	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	86.1	86.1	95.1	0.03%
Pioneer Windows Manufacturing Corp, Pioneer Windows 15 Frederick Place Hicksville NY 11801	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	150.7	150.7	154.7	0.06%
R & J Petroleum LLC (EPC) Manar USA, Inc. (OC) 305 Quincy Shore Drive Quincy MA 02107	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	161.0	161.0	177.8	0.06%
St Judes Physical Therapy P.C. 7712 Fourth Ave Brooklyn NY 11209	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	11.8	11.8	12.2	0.00%
Hi-Def Imaging, Inc. dba SpeedPro Imaging 3580 Progress Drive, Unit Q Bensalem PA 19020	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	12.2	12.2	12.5	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Reidville Hydraulics Mfg Inc dba Summit 175 Industrial Lane Torrington CT 06790	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	$239.2	$239.2	$263.4	0.09%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not 234 West 42nd Street New York NY 10036	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	100.0	100.0	102.3	0.04%
LA Diner Inc dba Loukas L A Diner 3205 Route 22 East Branchburg NJ 08876	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	617.8	617.8	683.8	0.24%
University Park Retreat, LLC dba Massage Heights 5275 University Parkway #110 Bradenton FL 34201	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	40.5	40.5	41.7	0.01%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery 22022 Marshall Road Mandeville LA 70471	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	164.9	164.9	182.4	0.07%
O’Rourkes Diner LLC dba O’Rourke’s Diner 728 Main Street Middletown CT 06457	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	58.3	58.3	64.5	0.02%
AJK Enterprise LLC dba AJK Enterprise LLC 1901 Naylor Road, SE Washington DC 20020	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	8.6	8.6	8.9	0.00%
New Image Building Services, Inc. dba New Image Repair Services 1405 Combermere Dr. Troy MI 48083	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	253.9	253.9	280.6	0.10%
Suncoast Aluminum Furniture, Inc 6291 Thomas Road Fort Myers FL 33912	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	320.1	320.1	354.2	0.13%
Hofgard & Co., Inc. dba HofgardBenefits 400 S McCaslin Blvd Suite 201 Louisville CO 80027	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	55.4	55.4	57.0	0.02%
Georgia Safe Sidewalks LLC 1740 Wheatstone Drive Grayson GA 30017	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	7.6	7.6	7.8	0.00%
Central Tire, Inc. dba Cooper Tire & Auto Services 1111 S Tillotson Avenue Muncie IN 47304	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	254.9	254.9	281.7	0.10%
WPI, LLC 16685 150th Street Spring Lake MI 49456	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	79.9	79.9	82.9	0.03%
Havana Central (NY) 5, LLC 630 Old Country Road, Room 1161 C Garden City NY 11530	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	736.2	736.2	756.1	0.27%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change 4300 Monticello Blvd South Euclid OH 44121	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	$61.6	$61.6	$68.1	0.02%
KIND-ER-ZZ Inc dba Kidville 30 Maple Street Summit NJ 07901	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	25.2	25.2	25.8	0.01%
Graphish Studio, Inc. and Scott Fishoff 231 Main Street Stanford CT 06901	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	10.2	10.2	10.5	0.00%
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC) 1985 B Street Colorado Springs CO 80906	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	55.5	55.5	61.3	0.02%
Craig R Freehauf d/b/a Lincoln Theatre 120 College Street, East Fayetteville TN 37334	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	15.3	15.3	15.7	0.01%
Christou Real Estate Holdings LLC dba Tops American Grill 351 Duanesburg Road Schenectady NY 12306-2035	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	250.1	250.1	276.5	0.10%
Tracey Vita-Morris dba Tracey Vita’s School of Dance 4181 9th Avenue West Bradenton FL 34025	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	11.2	11.2	11.5	0.00%
Fair Deal Food Mart Inc dba Neighbors Market 775 Beaver Ruin Road Lilburn GA 30047	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	336.1	336.1	371.6	0.13%
Tanner Optical, Inc. dba Murphy Eye Care 305 Shirley Avenue Douglas GA 31533	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	4.0	4.0	4.1	0.00%
Zane Filippone Co Inc dba Culligan Water Conditioning 18 North Field Avenue West Orange NJ 07052	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	273.7	273.7	281.1	0.10%
Indoor Playgrounds Limited Liability Company dba Kidville 20 Grand Avenue Englewood NJ 07631	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	4.8	4.8	4.9	0.00%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps 690 South Creek Road West Chester PA 19382	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	187.0	187.0	201.3	0.07%
Access Staffing, LLC 360 Lexington Avenue, 8th Floor New York NY 10017	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	88.0	88.0	90.0	0.03%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners 1714 Avondale Haslet Road Haslet TX 76052	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	661.0	661.0	730.1	0.26%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
DC Realty, LLC dba FOGO Data Centers 340 Tom Reeve Drive Carrolton GA 30117	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	$2,623.4	$2,623.4	$2,897.8	1.04%
DC Realty, LLC dba FOGO Data Centers 340 Tom Reeve Drive Carrolton GA 30117	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	708.2	708.2	726.4	0.26%
Manuel P. Barrera and Accura Electrical Contractor, Inc. 6187 NW 167th Street Unit H3 Miami FL 33015	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	76.1	76.1	80.5	0.03%
Shweiki Media, Inc. dba Study Breaks Magazine 4954 Space Center Drive San Antonio TX 78218	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	835.8	835.8	880.8	0.32%
ATI Jet, Inc. 7007 Boeing Drive El Paso TX 79925	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	580.2	580.2	610.9	0.22%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company 2900 South 20th Street Philadelphia PA 19145	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	440.0	440.0	485.5	0.17%
K’s Salon, LLC d/b/a K’s Salon 162 West 84th Street New York NY 10024	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	33.6	33.6	34.3	0.01%
15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs dba Pion 15 Frederick Place Hicksville NY 11801	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	112.2	112.2	114.8	0.04%
M & H Pinestraw, Inc. and Harris L. Maloy 526 Perry House Rd Fitzgerald GA 31750	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	133.8	133.8	136.8	0.05%
Taylor Transport, Inc 1708 HWY 113 SW CARTERSVILLE GA 30120	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	140.3	140.3	143.7	0.05%
MRM Supermarkets, Inc. dba Constantin’s Breads 2660 Brenner Drive DALLAS TX 75220	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	61.3	61.3	62.8	0.02%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc 325 N. Milwaukee Ave, Suite G1 Wheeling IL 60090	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	26.6	26.6	27.1	0.01%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma 28-28 1/2 Cornelia Street New York NY 10014	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	9.8	9.8	10.0	0.00%
39581 Garfield, LLC and Tri County Neurological Associates, P.C. 39581 Garfield Road Clinton Township MI 48038	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	72.0	72.0	79.5	0.03%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Robert E. Caves, Sr. and American Plank dba Caves Enterprises 40515 Pumpkin Center Road Hammond LA 70403	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	$130.0	$130.0	$133.0	0.05%
PTK, Incorporated dba Night N Day 24 HR Convenience Store 5026 Benning Rd SE Washington DC 20019	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	119.2	119.2	131.6	0.05%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C. 39581 Garfield Road Clinton Township MI 48038	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	24.5	24.5	27.0	0.01%
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not 234 West 42nd Street New York NY 10036	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	451.6	451.6	462.0	0.17%
Equity National Capital LLC & Chadbourne Road Capital, LLC 331 Newman Springs Road, Suite 310 Red Bank NJ 07701	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	26.9	26.9	27.5	0.01%
Michael S. Decker & Janet Decker dba The Hen House Cafe 401 Caribou Street Simla CO 80835	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	14.1	14.1	15.6	0.01%
Qycell Corporation 600 South Etiwanda Avenue Ontario CA 91761	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	74.4	74.4	76.2	0.03%
Trademark Equipment Company Inc and David A. Daniel 5690 Pine Lane Circle Bessemer AL 35022	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	115.3	115.3	127.3	0.05%
Valiev Ballet Academy, Inc 635-637 Londonderry Lane Denton TX 76205	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	36.6	36.6	40.4	0.01%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC 11 Old York Road BridgeWater NJ 18807	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	88.0	88.0	97.3	0.03%
LaHoBa, LLC d/b/a Papa John’s 3001 Pontchartrain Drive Slidell LA 70458	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	66.4	66.4	73.4	0.03%
MTV Bowl, Inc. dba Legend Lanes 4190 State Road Cuyahoga Falls OH 44223	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	215.3	215.3	237.6	0.09%
Lavertue Properties LLP dba Lavertue Properties 24 Wakefield Street Rochester NH 13867	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	38.6	38.6	42.6	0.02%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP 4920 Lincoln Avenue Route 53 Lisle IL 60532	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	301.8	301.8	333.0	0.12%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pierce Developments, Inc. dba Southside Granite 301-307 Chalker Street Dothan AL 36301	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	$219.7	$219.7	$242.4	0.09%
Major Queens Body & Fender Corp 10 Erasmus Street Brooklyn NY 11226	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	11.4	11.4	11.7	0.00%
J&K Fitness, LLC dba Physiques Womens Fitness Center 2505 Verot School Road Lafayette LA 70508	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	395.6	395.6	436.6	0.16%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co. 1790 Broadway Suite 716 New York NY 10019	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	17.7	17.7	18.1	0.01%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	6.4	6.4	6.6	0.00%
Modern on the Mile, LLC dba Ligne Roset 162 N. 3rd Street Philadelphia PA 19106	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	82.1	82.1	83.9	0.03%
Profile Performance, Inc. and Eidak Real Estate, L.L.C. 44600 Michigan Avenue Canton MI 48188	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	108.8	108.8	120.1	0.04%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store 2267 Fernberg Trail Ely MN 55731	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	113.8	113.8	125.6	0.04%
Michael S. Korfe dba North Valley Auto Repair 7516 B 2nd Street, NW Albuquerque NM 87107	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	13.2	13.2	14.5	0.01%
Actknowledge, Inc dba Actknowledge 365 Fifth Avenue New York NY 10016	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	21.5	21.5	21.9	0.01%
Key Products I&II, Inc. dba Dunkin’ Donuts/ Baskin-Robbins 440-A Forest Avenue Paramus NJ 07652	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	57.4	57.4	58.6	0.02%
Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra 520 E. 8th Street Anderson IN 46012	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	30.0	30.0	31.0	0.01%
SuzyQue’s LLC dba Suzy Que’s 34 South Valley Road West Orange NJ 07052	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	52.0	52.0	57.3	0.02%
Little People’s Village, LLC dba Little People’s Village 904 North 66th Street Philadelphia PA 19151	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	26.3	26.3	29.0	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc. 64-68 North Central Avenue Valley Stream NY 11580	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	$96.0	$96.0	$105.9	0.04%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel 604 Main Street Laurel MD 20707	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	2.5	2.5	2.6	0.00%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown 2685 US Hwy 41 Calhoun GA 30701	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	1,316.8	1,334.5	1,450.1	0.52%
Shree OM Lodging, LLC dba Royal Inn 2030 W. Northwest Highway Dallas TX 75220	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	23.4	23.4	25.7	0.01%
Groundworks Unlimited LLC 50 Telfair Place Garden City GA 31415	Specialty Trade Contractors	Term Loan	6%	12/17/2023	70.6	70.6	73.2	0.03%
Lodin Medical Imaging, LLC dba Watson Imaging Center 3915 Watson Road St. Louis MO 63109	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	22.6	22.6	23.0	0.01%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center 2879 Limekiln Pike Glenside PA 19038	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	28.6	28.6	31.5	0.01%
West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C. 2645 Dallas Hwy, Suite100 Marietta GA 30064	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	125.4	125.4	138.1	0.05%
K9 Bytes, Inc & Epazz, Inc 325 N. Milwaukee Ave, Suite G1 Wheeling IL 60090	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	6.1	6.1	6.2	0.00%
Elan Realty, LLC and Albert Basse Asociates, Inc. 175 Campanelli Park Way Stroughton MA 02072	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	190.5	190.5	209.6	0.08%
Success Express, Inc. dba Success Express 550 Eighth Avenue New York NY 10018	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	27.5	27.5	27.9	0.01%
Modern Manhattan, LLC 162 N 3rd Street Philadelphia PA 19106	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	64.9	64.9	66.0	0.02%
Dirk’s Trucking, L.L.C. dba Dirk’s Trucking 1041 John D Hebert Rd Breaux Bridge LA 70517	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	5.7	5.7	5.8	0.00%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery 2320 2nd Street Albuquerque NM 87107	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	41.9	41.9	46.1	0.02%
Newsome Trucking Inc and Kevin Newsome 2262 HWY 53W Jasper GA 30143	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	206.0	206.0	226.6	0.08%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
California College of Communications, Inc. 1265 El Camino Real Santa Clara CA 95050	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	$56.5	$56.5	$57.5	0.02%
DDLK Investments LLC d/b/a Smoothie King 251 Rock Road Glen Rock NJ 07542	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	1.3	1.3	1.4	0.00%
Members Only Software, Inc 1806 T Street Washington DC 20009	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	12.1	12.1	12.3	0.00%
ActKnowledge, Inc dba ActKnowledge 365 Fifth Avenue New York NY 10016	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	14.5	14.5	14.7	0.01%
I-90 RV & Auto Supercenter 4505 South I-90 Service Road Rapid City SD 57703	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	62.3	62.3	68.4	0.02%
Zouk, Ltd. dba Palma 28 Cornelia Street New York NY 10014	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	8.4	8.4	8.5	0.00%
CJ Park Inc. dba Kidville Midtown West 515 West 51st Street New York NY 10019	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	6.0	6.0	6.0	0.00%
Tanner Optical Inc. dba Murphy Eye Care 305 Shirley Avenue Douglas GA 31533	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	79.3	79.3	87.1	0.03%
B&B Fitness and Barbell, Inc. dba Elevations Health Club Route 611 North Scotrun PA 18355	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	175.8	175.8	193.2	0.07%
M & H Pine Straw, Inc. and Harris Maloy 526 Perry House Rd Fitzgerald GA 31750	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	27.4	27.4	27.9	0.01%
Excel RP, Inc./Kevin and Joann Foley 6531 Park Avenue Allen Park MI 48101	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	35.1	35.1	37.4	0.01%
ValleyStar, Inc. dba BrightStar HealthCare 5900 Sepulveda Blvd Van Nuys CA 91411	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.7	1.7	1.8	0.00%
ValleyStar, Inc. dba BrightStar Healthcare 5900 Sepulveda Blvd Van Nuys CA 91411	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	2.2	2.2	2.2	0.00%
Diag, LLC dba Kidville 4825 Bethesda Avenue Bethesda MD 20814	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	10.4	10.4	10.6	0.00%
M & H Pine Straw, Inc and Harris L. Maloy 526 Perry House Rd Fitzgerald GA 31750	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	55.3	55.3	56.1	0.02%
New Economic Methods LLC dba Rita’s 1014 H Street NE Washington DC 20002	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	0.5	0.5	0.5	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail 206 McDonald Avenue South Daytona FL 32119	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	$1.6	$1.6	$1.7	0.00%
Lahoba, LLC dba Papa John’s Pizza 620 W. Judge Perez Drive Chalmette LA 70163	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	34.9	34.9	38.3	0.01%
Animal Intrusion Prevention Systems Holding Company, LLC 3330 North Beach Street Haltom City TX 76111	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	25.0	25.0	26.0	0.01%
David A. Nusblatt, D.M.D, P.C. 60 E. 9th Street New York NY 10003	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	2.0	2.0	2.0	0.00%
KMC RE, LLC & B&B Kennels 6004 City Park Road Austin TX 78730	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	47.7	47.7	52.3	0.02%
Demand Printing Solutions, Inc. 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	2.2	2.2	2.2	0.00%
Demand Printing Solutions, Inc 3900 Rutledge Road NE Albuquerque NM 87109	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	120.1	120.1	131.8	0.05%
ROVER REPAIRS 301 MACDADE BLVD COLLINGDALE PA 19023	Repair and Maintenance	Term Loan	Prime plus 2.5%	11/28/2029	50.7	35.4	53.6	0.02%
Supreme Screw Products 10 Skyline Drive Plainview NY 11803	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	42.2	42.2	42.6	0.02%
Gray Tree Service, Inc. 302 W. Kenneth Mount Prospect IL 60056	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	4.8	4.8	4.9	0.00%
Gourmet to You, Inc. 129 NW 13th Street Boca Raton FL 33432	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	1.4	1.4	1.4	0.00%
The Alba Financial Group, Inc. 1420 Spring Hill Road McLain VA 22102	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	8.7	8.7	8.8	0.00%
Inflate World Corporation 2552 Merchant Avenue Odessa FL 33556	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	0.4	0.4	0.4	0.00%
CBA D&A Pope, LLC dba Christian Brothers Automotive 3790 West Eldorado Parkway McKinney TX 75070	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	6.3	6.3	6.3	0.00%
D & D’s Divine Beauty School of Esther, LLC 5524 Germantown Ave Philadelphia PA 19144	Educational Services	Term Loan	6%	8/1/2031	48.4	48.4	52.3	0.02%
Bliss Coffee and Wine Bar, LLC 1402-A Handlir Drive Bel Air MD 21015	Food Services and Drinking Places	Term Loan	6%	8/31/2019	67.7	67.7	68.4	0.02%
Zog Inc. 595 Bethlehem Pike, Suite 404 Montgomeryville PA 18936	Other Information Services	Term Loan	6%	3/17/2020	44.4	44.4	45.1	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Integrity Sports Group, LLC 441 Summit Avenue South Orange NJ 07079	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2020	$30.3	$30.3	$30.7	0.01%
All American Printing Inc 3010 SW 14th Place Boynton FL 33426	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	36.3	36.3	39.5	0.01%
Connect Litigation Technology, Inc. 1101 Ivy Hill Road, #4 Philadelphia PA 19150	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2%	10/18/2025	24.6	17.2	25.1	0.01%
1911 East Main Street Holdings, Corp 1911 East Main Street Endicott NY 13760	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	11.7	11.7	12.7	0.00%
Water Works Laundromat, LLC 968-970 Bergen Street Newark NJ 07104	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	169.2	169.2	175.5	0.06%
Dave Kris, and MDK Ram Corp. 15 Elm Park Groveland MA 01930	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	28.9	28.9	30.3	0.01%
Gill Express Inc. dba American Eagle Truck Wash 12200 N. Holland Oklahoma City OK 73131	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	170.5	170.5	180.1	0.06%
Smooth Grounds, Inc. 411 S. Belcher Rd., Unit #6 Clearwater FL 33765-3915	Food Services and Drinking Places	Term Loan	7.75%	12/31/2018	26.5	26.5	26.7	0.01%
Fran-Car Corporation dba Horizon Landscape Management 18035 134th Way North Jupiter FL 33478	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	64.3	64.3	68.3	0.02%
Head To Toe Personalized Pampering, Inc. 2331 North State Road 7 Lauderhill FL 33313	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	8.5	8.5	9.1	0.00%
Christopher F. Bohon & Pamela D. Bohon 11600 County Road 71 Lexington AL 35648	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	2.9	2.9	3.1	0.00%
Mogas Limited 47 Chestnut Street Elmer NJ 08318	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2030	68.7	48.0	73.8	0.03%
Shree Om Lodging, LLC dba Royal Inn 2030 W. Northwest Hwy Dallas TX 75220-	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	60.7	60.7	65.3	0.02%
Pedzik’s Pets, LLC 762 River Road New Boston NH 03070	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	8.4	8.4	9.1	0.00%
Nancy Carapelluci & A & M Seasonal Corner Inc. 1503 Hicksville Road Massapequa NY 11758	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	12.8	12.8	13.4	0.00%
Patricia Hughes Jones, MD PC 5235 Walnut Street Philadelphia PA 19126	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2020	3.3	2.3	3.3	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Moonlight Multi Media Production, Inc. 2700 West Cypress Creek Road Fort Lauderdale FL 33309	Other Information Services	Term Loan	5.3%	2/1/2025	$2.6	$2.6	$2.7	0.00%
David M. Goens dba Superior Auto Paint & Body, Inc. 1912 Manhattan Ave Harvey LA 70058	Repair and Maintenance	Term Loan	6%	8/26/2024	15.3	15.3	16.0	0.01%
McCallister Venture Group, LLC and Maw’s Vittles, Inc. 511 South Broad Street Brooksville FL 34601	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	10.7	10.7	11.5	0.00%
Chong Hun Im dba Kim’s Market 730 East 28th Street Ogden UT 84403-	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	8.0	8.0	8.3	0.00%
Whirlwind Car Wash, Inc. 1370 Le Anne Marie Circle Columbus OH 43026	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	65.2	65.2	67.2	0.02%
West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge 59 West Mountain Road Queensbury NY 12804	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	818.8	818.8	861.8	0.31%
Center-Mark Car Wash, Ltd 5315 Center Rd Brunswick Hillls OH 44212	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	24.1	24.1	25.0	0.01%
Shuttle Car Wash, Inc. dba Shuttle Car Wash 745 Cheney Highway Ttitusville FL 32780	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	15.7	15.7	16.4	0.01%
Min Hui Lin 1916 Broad Street Lanett AL 36863-	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	16.1	16.1	17.1	0.01%
Delta Partners, LLC dba Delta Carwash 5640 Indian Crest Lane Olympia WA 98516	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	39.5	39.5	41.8	0.01%
Auto Sales, Inc. 1925 State Street Hamden CT 06417	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	6.6	6.6	6.8	0.00%
RAB Services, Inc. & Professional Floor Installations 110 Gainsboro Circle Chesapeake VA 23320	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	5.8	5.8	5.9	0.00%
Taste of Inverness, Inc. dba China Garden 1314 US Highway 41 North Inverness FL 34450	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	7.7	7.7	7.9	0.00%
Ralph Werner dba Werner Transmission Inc 259 East Central Avenue Bangor PA 18013	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	1.8	1.8	1.9	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC 3118 Bayshore Avenue Brigantine NJ 08203	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	$29.1	$29.1	$30.2	0.01%
OrthoQuest, P.C. 2336 Wisteria Drive, Suite 430 Snellville GA 30078	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	3.2	3.2	3.3	0.00%
CPN Motel, L.L.C. dba American Motor Lodge 2636 South Main Street Waterbury CT 06706	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	26.5	26.5	27.2	0.01%
Track Side Collision & Tire, Inc. 98-16 160 Avenue Ozone Park NY 11414	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	4.3	4.3	4.5	0.00%
Duttakrupa, LLC dba Birmingham Motor Court 1625 3rd Avenue West Birmingham AL 35208	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	10.3	10.3	10.6	0.00%
Deesha Corporation, Inc. dba Best Inn & Suites 9225 Parkway East Birmingham AL 35206	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	24.1	24.1	24.7	0.01%
Maruti, Inc 1506 280 By-Pass Phenix City AL 36867	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	22.2	22.2	22.8	0.01%
LABH, Inc. t/a Ramada Ltd. 1550 Military Highway Norfolk VA 23502	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	35.6	35.6	36.5	0.01%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz 386 Winsted Road Torrington CT 06790	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	5.9	5.9	6.1	0.00%
Gain Laxmi, Inc. dba Super 8 Motel 14341 U.S. Highway 431 South Gunterville AL 35976	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	16.8	16.8	17.1	0.01%
Naseeb Corporation 1696 North Broad Street Meriden CT 06450-	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	25.6	25.6	26.2	0.01%
Stillwell Ave Prep School 1990 Stillwell Avenue Brooklyn NY 11214-	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	5.3	5.3	5.4	0.00%
Karis, Inc. 205 W Madison and 716 Park Avenue Baltimore MD 21201-	Accommodation	Term Loan	Prime plus 2%	12/22/2023	11.5	11.5	11.7	0.00%
Five Corners, Ltd. 310-312 Neighborhood Road Mastic Beach NY 11951	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	2.9	2.9	2.9	0.00%
Alyssa Corp dba Knights Inn 1105 Columbus Parkway Opelika AL 36801-	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	38.2	38.2	39.0	0.01%
Bhailal Patel dba New Falls Motel 201 Lincoln Highway Fairless Hills PA 19030-1102	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	2.9	2.9	3.0	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pegasus Automotive, Inc. 3981 Hylan Boulevard Staten Island NY 10308	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	$8.9	$8.9	$9.2	0.00%
Delyannis Iron Works 91 Summer Street Paterson NJ 07510-	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	9.4	9.4	9.7	0.00%
P. Agrino, Inc. dba Andover Diner 193 Main Street Andover NJ 07860	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	6.5	6.5	6.6	0.00%
RJS Service Corporation 361 Washington Street Newton MA 02158	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	4.7	4.7	4.8	0.00%
Total Performing SBA Unguaranteed Investments					$276,031.4	$275,996.0	$279,269.4	100.00%
Non-Performing SBA Unguaranteed Investments
200 North 8th Street Associates LLC and Enchanted Acres Fa 200 North 8th Street Reading PA 19601	Food Manufacturing	Term Loan	6.25%	5/4/2028	469.3	469.3	314.9	0.11%
214 North Franklin, LLC and Winter Ventures, Inc. 214-250 North Franklin Street Red Lion PA 17356	Nonstore Retailers	Term Loan	6%	11/29/2037	81.7	81.7	—	0.00%
Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc 6611 Alameda Ave El Paso TX 79905	Motor Vehicle and Parts Dealers	Term Loan	6.75%	11/25/2040	68.4	68.4	2.8	0.00%
Alive Design, LLC 234 Middle Street Middletown CT 06457	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/13/2027	21.3	21.3	12.8	0.00%
Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc 6269 Caledon Road King George VA 22485	Motor Vehicle and Parts Dealers	Term Loan	6.25%	9/18/2040	34.7	34.7	1.4	0.00%
Amboy Group, LLC dba Tommy’s Moloney’s 1 Amboy Avenue Woodbridge NJ 07095	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	380.5	380.5	377.0	0.13%
AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc. 8212 Devon Ct Myrtle Beach SC 29572	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.7	305.7	—	0.00%
AWA Fabrication & Construction, L.L.C. 811 Country Road #99 Headland AL 36345	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.8	34.8	—	0.00%
B & J Manufacturing Corporation and Benson Realty Trust 55 Constitution Drive Taunton MA 02780	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	14.6	14.6	14.1	0.01%
Baker Sales, Inc. d/b/a Baker Sales, Inc. 60207 Camp Villere Road Slidell LA 70460-4223	Nonstore Retailers	Term Loan	6%	3/29/2036	177.4	177.4	98.0	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Fieldstone Quick Stop LLC (OC) Barber Investments LLC (EPC) Thadius M B 190 Route 3 South China ME 04358	Gasoline Stations	Term Loan	6%	9/30/2038	$407.3	$407.3	$5.8	0.00%
Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar D 190 Rt 3 South China ME 04358	Gasoline Stations	Term Loan	6.25%	8/15/2039	146.3	146.3	—	0.00%
Bone Bar & Grill LLC 3547 &3551 Philipsburg Bigler Hwy West Decatur PA 16878	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	73.4	73.4	64.7	0.02%
Calhoun Satellite Communications Inc and Transmission Solutions Group 1914 Tigertail Blvd Dania FL 33004	Broadcasting (except Internet)	Term Loan	6.75%	2/27/2025	811.7	811.7	441.9	0.16%
Calhoun Satellite Communications, Inc. 1914 Tigertail Boulevard Dania Beach FL 33004	Telecommunications	Term Loan	7%	12/2/2026	189.1	189.1	113.6	0.04%
Central Ohio Cleaners Inc 850 S. Main Street, Suite B Delphos OH 45833	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	90.5	90.5	46.7	0.02%
Chickamauga Properties, Inc., MSW Enterprises, LLP 214 Sutherland Way Rocky Face GA 30740	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	59.0	59.0	58.1	0.02%
Chickamauga Properties, Inc. and MSW Enterprises, LLP 214 Sutherland Way Rocky Face GA 30740	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.5	43.5	—	0.00%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s One Amboy Avenue Woodbridge NJ 07095	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	475.7	475.7	471.4	0.17%
CM Lab Inc 20861 Johnson Street 117-118 Pembroke Pines FL 33029	Professional, Scientific, and Technical Services	Term Loan	6.75%	5/20/2026	166.1	166.1	158.5	0.06%
Custom Software, Inc. a Colorado Corporation dba M-33 Access 380 E. Borden Road Rose City MI 48654	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	269.2	269.2	230.7	0.08%
Custom Software, Inc. a Colorado Corporation dba M-33 Access 380 E. Borden Rd Rose City MI 48654	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	94.3	94.3	—	0.00%
D&G Capital LLC dba Miami Grill 277 2521 North Federal Highway, Unit C Boca Raton FL 33431	Food Services and Drinking Places	Term Loan	6.5%	12/16/2025	81.2	81.2	53.5	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Ser 1708 Royalty Ave. Odessa TX 79761	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	$0.3	$0.3	$0.3	0.00%
Danjam Enterprises, LLC dba Ariel Dental Care 1-3 Plattekill Avenue New Paltz NY 12561	Ambulatory Health Care Services	Term Loan	6%	3/31/2035	126.0	126.0	122.1	0.04%
Danjam Enterprises, LLC dba Ariel Dental Care 1-3 Plattekill Avenue New Paltz NY 12561	Ambulatory Health Care Services	Term Loan	6%	3/29/2023	64.8	64.8	62.8	0.02%
Dill Street Bar and Grill Inc and WO Entertainment, Inc 1708 University Avenue Muncie IN 47303	Food Services and Drinking Places	Term Loan	6%	9/27/2027	78.4	78.4	0.9	0.00%
DTM Parts Supply Inc. 31 Sageman St Mount Vernon NY 10550	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	54.8	54.8	45.1	0.02%
E & I Holdings, LP & PA Farm Products, LLC 1095 Mt Airy Road Stevens PA 17578	Food Manufacturing	Term Loan	6%	4/30/2030	4,720.2	4,842.7	2,331.7	0.83%
Enewhere Custom Canvas, LLC 2730 Gerritsen Avenue Brooklyn NY 11229	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	0.1	0.1	0.1	0.00%
ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc 1805 Shea Center Drive, Suite 280 Highlands Ranch CO 80129	Professional, Scientific, and Technical Services	Term Loan	6.75%	4/25/2024	273.8	273.8	—	0.00%
ENI Inc. dba ENI Group, Inc 1805 Shea Center Drive, Suite 280 Highlands Ranch CO 80129	Other Information Services	Term Loan	6.75%	12/11/2025	32.8	32.8	—	0.00%
Europlast Ltd 100 Industrial Lane Endeavor WI 53930	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	314.3	314.3	26.4	0.01%
Europlast Ltd 100 Industrial Lane Endeavor WI 53930	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	73.4	73.4	—	0.00%
Event Mecca LLC 141 South Waldron Lane Wynantskill NY 12198	Other Information Services	Term Loan	6%	4/10/2023	12.1	12.1	9.4	0.00%
EZ Towing, Inc. 14710 Calvert Street Van Nuys CA 91411	Support Activities for Transportation	Term Loan	6%	1/31/2023	86.4	86.4	8.0	0.00%
Gator Communications Group LLC dba Harvard Printing Group 175 US Highway 46 West Fairfield NJ 07004	Printing and Related Support Activities	Term Loan	6.25%	3/30/2022	233.5	233.5	5.6	0.00%
Gator Communications Group LLC dba Harvard Printing Group 175 US Highway 46 West Fairfield NJ 07004	Printing and Related Support Activities	Term Loan	6.25%	4/25/2022	157.8	157.8	—	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gator Communications Group, LLC dba Harvard Printing Group 175 US Highway 46 West Fairfield NJ 07004	Printing and Related Support Activities	Term Loan	6.25%	3/27/2023	$13.3	$13.3	$—	0.00%
Gino Italian American Deli and Meat Market Inc 5729 Johnson St Hollywood FL 33021	Food and Beverage Stores	Term Loan	7%	7/25/2041	529.0	529.0	504.8	0.18%
Grand Manor Realty, Inc. & Kevin LaRoe 318 S. Halsted Street Chicago IL 60661	Real Estate	Term Loan	6%	2/20/2023	19.0	19.0	18.1	0.01%
Guzman Group, LLC 2465 W 80th Street Hialeah FL 33016	Rental and Leasing Services	Term Loan	6%	9/30/2019	179.0	179.0	174.2	0.06%
Harrelson Materials Management, Inc 1101 Russell Road Shreveport LA 71107	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	465.2	465.2	25.7	0.01%
Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC 345 North Main Street West Hartford CT 06117	Ambulatory Health Care Services	Term Loan	6.25%	6/30/2026	474.6	474.6	41.0	0.01%
Hascher Gabelstapler Inc 80 Cole Avenue Akron OH 44301	Repair and Maintenance	Term Loan	7%	3/26/2024	107.7	107.7	66.1	0.02%
Hemingway Custom Cabinetry LLC 3400 Fairfield Avenue Bridgeport CT 06605	Furniture and Related Product Manufacturing	Term Loan	6.5%	9/25/2025	198.6	198.6	64.3	0.02%
Home Again Restaurant LLC 9524 Camp Lake Rd Salem WI 53168	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	58.8	58.8	45.1	0.02%
J And G Group Services LLC and United Vending of Florida Inc and John 14240 Palmetto Frontage Road Miami Lakes FL 33016	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	7/28/2026	29.6	29.6	28.2	0.01%
J Olson Enterprises LLC and Olson Trucking Direct, Inc. 311 Ryan St Holmen WI 54636	Truck Transportation	Term Loan	6%	6/28/2025	628.4	628.4	76.4	0.03%
J&M Concessions, Inc. dba A-1 Liquors 19 Century Avenue Maplewood MN 55119	Food and Beverage Stores	Term Loan	6.25%	3/3/2039	130.6	130.6	62.1	0.02%
J&M Concessions Inc dba A 1 Liquors 19 Century Ave N Maplewood MN 55119	Food and Beverage Stores	Term Loan	6.5%	2/27/2025	80.0	80.0	18.5	0.01%
Jacksonville Beauty Institute Inc. dba Beauty Institute’s 5045 Soutel Drive #80 Jacksonville FL 32208	Educational Services	Term Loan	7%	10/23/2025	43.7	43.7	41.7	0.01%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Jenny’s Wunderland, Inc. 3666 East 116th Cleveland OH 44105	Social Assistance	Term Loan	6%	6/29/2036	$98.8	$98.8	$9.5	0.00%
Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto 200 West Adams St Cochranton PA 16314	Motor Vehicle and Parts Dealers	Term Loan	6.25%	10/29/2039	11.1	11.1	—	0.00%
Kids at Heart, LLC dba Monster Mini Golf 10 Newbury Street Danvers MA 01923	Amusement, Gambling, and Recreation Industries	Term Loan	6.75%	9/22/2026	21.0	21.0	10.8	0.00%
Krishna of Orangeburg, Inc. 826 John C. Calhoun Drive Orangeburg SC 29115	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.5	0.00%
Kup’s Auto Spa Inc 121 Marktree Road Centereach NY 11720	Repair and Maintenance	Term Loan	6.25%	11/15/2038	366.8	366.8	350.0	0.13%
Kup’s Auto Spa, Inc. 121 Marktree Road Centereach NY 11720	Repair and Maintenance	Term Loan	6.25%	10/23/2025	54.7	54.7	52.2	0.02%
Las Casuelas Del Este Inc. 78-480 Hwy 111 La Quinta CA 92253	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2041	791.6	791.6	385.2	0.14%
L.M. Jury Enterprises, Inc dba Midwest Monograms 2537 Baumgartner Road St Louis MO 63129	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	65.7	65.7	24.7	0.01%
LE & JS dba Laredo Mercado Y Carniceria 565 West Alma Avenue San Jose CA 95125	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/13/2026	18.5	18.5	3.2	0.00%
Lone Star Hardware and Home Decor, LLC 2111Rayford Road Spring TX 77386	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/29/2027	70.8	70.8	66.5	0.02%
Lowgap Grocery & Grill LLC 8773 West Pine Street Lowgap NC 27024	General Merchandise Stores	Term Loan	Prime plus 2.75%	3/24/2041	162.5	162.5	155.0	0.06%
Luv 2 Play OC Inc 26741 Rancho Parkway, Suite 105 Lake Forest CA 92630	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/12/2026	60.8	60.8	59.0	0.02%
M and C Renovations Inc 3951 Lorna Road Birmingham AL 35244	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	12.0	12.0	9.4	0.00%
Matchless Transportation LLC dba First Class Limo 31525 Aurora Road #5 Solon OH 44139	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	124.9	124.9	108.7	0.04%
Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad 780 S Peace Haven Road Winston Salem NC 27103	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	7%	11/25/2025	19.6	19.6	1.5	0.00%
Mojo Brands Media, LLC 3260 University Blvd., Suite 100 Winter Park FL 32792	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.0	725.0	330.3	0.12%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Morris Glass and Construction Inc 40058 Highway 30 Astoria OR 97103	Specialty Trade Contractors	Term Loan	6%	3/7/2021	$465.1	$480.9	$89.4	0.03%
Municipal Hydro Sevices Inc. 92 Kilgore Road Carrollton GA 30116	Rental and Leasing Services	Term Loan	7%	3/30/2027	225.7	225.7	7.3	0.00%
New England Country Day School, Inc. and Thomas D. Walker 27 Kenosia Avenue Danbury CT 06810	Social Assistance	Term Loan	Prime plus 2.75%	3/28/2042	360.2	360.2	300.8	0.11%
New Paltz Dental Care, PLLC dba Ariel Dental Care 1-3 Plattekill Avenue New Paltz NY 12561	Ambulatory Health Care Services	Term Loan	6%	6/19/2025	97.5	97.5	61.1	0.02%
Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai 6900 Whitmore Lake Rd Whitmore Lake MI 48189	Repair and Maintenance	Term Loan	6.75%	9/26/2039	577.6	577.6	559.8	0.20%
Nowatzke Service Center Inc dba Nowatzke Truck and Trailer 6900 Whitmore Lake Rd Whitmore Lake MI 48189	Repair and Maintenance	Term Loan	7%	1/29/2026	96.9	96.9	94.0	0.03%
Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Globa 412 and 500 Main Street La Marque TX 77568	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2026	606.9	606.9	288.3	0.10%
Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Serv 412 and 500 Main Street La Marque TX 77568	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2041	399.1	399.1	345.4	0.12%
Planet Verte, LLC dba Audio Unlimited 299 Duffy Ave Hicksville NY 11801	Professional, Scientific, and Technical Services	Term Loan	6.75%	9/20/2020	16.4	16.4	15.9	0.01%
Pooh’s Corner Realty LLC and Pooh’s Corner Inc 40 West Avon Rd Avon CT 06001	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	100.3	100.3	95.7	0.03%
Professional Systems, LLC and Professional Cleaning 6055 Lakeside Common Dr., Suite 440 Macon GA 31210	Administrative and Support Services	Term Loan	6%	7/30/2020	131.8	131.8	4.1	0.00%
RDT Enterprises LLC 2134 Helton Dr Florence AL 35630	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	136.9	136.9	130.6	0.05%
RDT Enterprises, L.L.C. 2134 Helton Drive Florence AL 35630	Specialty Trade Contractors	Term Loan	7%	11/12/2025	19.6	19.6	18.7	0.01%
RDT Enterprises, LLC 2134 Helton Drive Florence AL 35630	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	119.0	119.0	113.5	0.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
ReNew Interior Surface Cleaning LLC dba Randy’s Carpet Care and Uphols 2385 Damon Drive Colorado Springs CO 80918	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2026	$10.8	$10.8	$—	0.00%
Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC) d 423-429 Route 156 Trenton NJ 08620	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	536.4	536.4	314.2	0.11%
Scoville Plumbing & Heating Inc and Thomas P. Scoville 311 South Main Street Torrington CT 06790	Specialty Trade Contractors	Term Loan	6.75%	7/25/2022	32.1	32.1	31.1	0.01%
Shaffer Automotive Repair, LLC 1485 North McQueen Rd #1 Gilbert AZ 85233	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/24/2030	133.5	133.5	112.6	0.04%
Shivsakti, LLC dba Knights Inn 622 East Wythe Street Petersburg VA 23803	Accommodation	Term Loan	6.25%	12/20/2032	8.0	8.0	—	0.00%
Sourceco Limited Liability Company 17 Palmer Avenue West Long Branch NJ 07764	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	45.0	45.0	42.3	0.02%
Sovereign Communications LLC 26 E 3 Mile Rd, Sault Sainte Marie MI 49783	Broadcasting (except Internet)	Term Loan	6.75%	2/7/2024	697.1	697.1	352.3	0.13%
Square Deal Siding Company, LLC dba Square Deal Siding Company 824 Curtis Avenue Kenner LA 70062	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	20.3	20.3	19.9	0.01%
STK Ventures Inc dba JP Dock Service & Supply 12548 N State Highway 7 Climax Springs MO 65324	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	—	0.00%
Stormrider Inc dba Shirley’s Stormrider Inc 1335 N. Gable Road St. Hedwig TX 78152	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	54.8	54.8	—	0.00%
Stormrider Inc dba Shirley’s Stormrider, Inc 1335 N Gable Road St Hedwig TX 78152	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	111.8	111.8	40.8	0.01%
Stormwise South Florida dba Stormwise Shutters 13015 NW 45th Avenue Opa Locka FL 33054	Specialty Trade Contractors	Term Loan	6%	11/7/2036	111.2	111.2	—	0.00%
T and B Boots Inc dba Takken’s Shoes 670 Marsh Street San Luis Obispo CA 93401	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	130.3	130.3	106.8	0.04%
T and B Boots Inc dba Takken’s Shoes 72 South Main Street Templeton CA 93465	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	6/17/2026	204.5	204.5	—	0.00%
T and B Boots Inc dba Takken’s Shoes 72 South Main Street Templeton CA 93465	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/7/2026	95.2	95.2	46.2	0.02%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
The Delon Group LLC dba I Love Juice Bar 5250 Town Center Circle, #131 Boca Raton FL 33486	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/12/2026	$19.3	$19.3	$18.4	0.01%
Tim’s Tire & Automotive Center, LLC 1213 Washington Road Thomson GA 30824	Support Activities for Transportation	Term Loan	7%	8/16/2026	768.3	768.3	376.4	0.13%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc. 311 South Main Street Torrington CT 16790	Specialty Trade Contractors	Term Loan	6.75%	11/16/2021	34.3	34.3	33.3	0.01%
Transmission Solutions Group, Inc. and Calhoun Satellite Communicatio 1007 &1009 Old Route 119 Hunker PA 15639	Telecommunications	Term Loan	7%	12/2/2041	141.3	141.3	84.0	0.03%
Webb Eye Associates, PA 1720 S W W White Road San Antonio TX 78220	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/19/2027	72.4	72.4	69.1	0.02%
Winter Ventures Inc and 214 N Franklin LLC 214-250 North Franklin Street Red Lion PA 17356	Nonstore Retailers	Term Loan	6%	4/29/2024	56.6	56.6	—	0.00%
Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall 415 Norway Street York PA 17403	Nonstore Retailers	Term Loan	6%	12/23/2024	149.3	149.3	—	0.00%
Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall 415 Norway Street York PA 17403	Nonstore Retailers	Term Loan	6%	4/3/2029	134.5	134.5	—	0.00%
Wired LLC and Moulison North Corporation 10 Iron Trail Road Biddeford ME 04005	Specialty Trade Contractors	Term Loan	6.25%	6/30/2024	38.9	38.9	37.7	0.01%
Wired LLC and Moulison North Corporation 10 Iron Trail Road Biddeford ME 04005	Specialty Trade Contractors	Term Loan	6.25%	7/3/2024	138.3	138.3	—	0.00%
Zinger Hardware and General Merchant Inc 4001 North Lamar Blvd Suite 300 Austin TX 78756	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	45.0	45.0	42.2	0.02%
Total Non-Performing Unguaranteed SBA Investments					$23,469.8	$23,608.1	$11,667.9	4.18%
Total Unguaranteed SBA Investments					$299,501.2	$299,604.1	$290,937.3	104.18%
Performing SBA Guaranteed Investments
Morrocco Method, Inc 4211 Broad Street, Suite B San Luis Obispo CA 93401	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	2,577.8	2,577.8	2,912.9	1.04%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Clancy 15 LLC and Allied Molded Products LLC 1145 13th Avenue East Palmetto FL 34221	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2043	$1,980.0	$1,980.0	$2,242.4	0.80%
Kaz Wellness, LLC dba Grounded Wellness Center 104 Clover Court Bartlett IL 60103	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2028	90.1	90.1	99.8	0.04%
Alaska Industrial Paint LLC 229 Whitney Road, Unit B Anchorage AK 99501	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2028	374.3	374.3	414.7	0.15%
Fifth Wheel Truck Stop 001 3767 S Golden State Boulevard Fresno CA 93725	Gasoline Stations	Term Loan	Prime plus 2.75%	3/30/2043	3,436.5	3,436.5	3,876.4	1.39%
B&C Texas Leasing Inc and M&W Hot Oil, Inc. 8124 Sprague Road Odessa TX 79764	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	2,940.0	2,940.0	3,237.7	1.16%
B&C Texas Leasing Inc. ,M & W Hot Oill, Inc 8124 Sprague Road Odessa TX 79764	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2043	810.0	810.0	921.4	0.33%
Boulevard Books Inc. 1195 Castleton Avenue Staten Island NY 10310	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/30/2043	363.8	363.8	413.9	0.15%
Michael S Brown Physical Therapy, P.C 300 Hempstead Tpke Ste. 3 & 4 Hempstead NY 11552	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2028	294.8	294.8	326.6	0.12%
GQ Investments, LLC 5772 Miami Lakes Drive East Miami FL 33014	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	1,894.5	1,894.5	2,091.5	0.75%
JBK Truck Trailer and Bus Inc. 8669 South State Road 67 Camby IN 46113	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	254.9	254.9	289.0	0.10%
Swantown Inn & Spa LLC 1431 11th Avenue SE Olympia WI 98501	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	339.8	339.8	385.3	0.14%
House of Bread & Coffee Corp dba Casa Do Pao 22829 State Road 7 Boca Raton FL 33428	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	401.5	401.5	454.9	0.16%
AP6 LLC and Amishp LLC 82 84 Hemingway Avenue East Haven CT 06512	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	319.6	319.6	362.1	0.13%
Paramount Dance Studios Inc. and Homestead Dance Supply 112 N Krome Avenue Homestead FL 33033	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	787.3	787.3	893.5	0.32%
Murf & Sons LLC 3821 Pleasant Hill Road, Store #B-107 Kissimmee FL 34746	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	442.2	442.2	502.2	0.18%
Beacon Brewing LLC and C’ Sons, LLC 700 Lincoln Street Lagrange GA 30204	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	222.7	222.7	252.9	0.09%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Amped Coffee Company LLC 3434 West Anthem Way, Suite A-15 Phoenix AZ 85086	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	$141.6	$141.6	$156.5	0.06%
Utara LLC 214 Pine St Sandpoint ID 83864	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	59.0	59.0	65.2	0.02%
DHD Enterprise LLC dba Edible Arrangements #1699 828 Washington Avenue Miami Beach FL 33139	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	77.2	77.2	85.4	0.03%
De La Vega LLC dba De La Vega Deland and De La Vega Oviedo 128 North Woodland Blvd Deland FL 32720	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2028	149.8	149.8	165.9	0.06%
Urban Fitness Group LLC dba Crunch Fitness Group LLC 2800 S IH-35, Suite 220 Round Rock TX 78681	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2028	309.1	309.1	342.3	0.12%
Play4Fun dba Luv 2 Play 13722 Jamboree Road Irvine CA 92602	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2028	158.6	158.6	175.7	0.06%
Unpainted Arizona, LLC dba Westside Bowl 2617 Mahoning Ave Youngstown OH 44509	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2043	184.5	184.5	210.0	0.08%
Bee Kidz Funzone Inc 10101 Southern Blvd Royal Palm Beach FL 33411	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/9/2028	155.4	155.4	172.2	0.06%
CTD Operations Inc 219 Saint Nazaire Rd STE G Broussard LA 70518	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/15/2028	68.4	68.4	68.4	0.02%
RTSP Union LLC 2438 Route 22 East Union NJ 07083	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/20/2028	150.0	150.0	165.0	0.06%
Lou & Choo Enterprises Inc. 2101 West Hunting Park Avenue Philadelphia PA 19140	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2043	64.5	64.5	73.4	0.03%
Alaska Industrial Paint LLC 229 Whitney Road Unit B Anchorage AK 99501	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2043	425.5	425.5	484.2	0.17%
Total Performing SBA Guaranteed Investments					$19,473.2	$19,473.2	$21,841.3	7.82%
Total SBA Unguaranteed and Guaranteed Investments					$318,974.4	$319,077.3	$312,778.6	112.00%
Controlled Investments
Advanced Cyber Security Systems, LLC, 3880 Veterans Memorial Hwy. Suite 201 Bohemia, NY 11716	Data processing, hosting and related services.	50% Membership Interest	—	—	—	—	—	0.00%
		Term Loan	3%	December 2014	381.0	381.0	—	0.00%
Automated Merchant Services, Inc. 12230 Forest Hill Blvd. Wellington, FL 33414	Data processing, hosting and related services.	100% Common Stock	—	—	—	—	—	0.00%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
CDS Business Services, Inc., 1981 Marcus Ave. Lake Success, NY 11042	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—	—	$—	$4,428.0	$8,000.0	2.86%
		Line of Credit	Prime plus 2.5%	August 2018	9,420.0	9,420.0	9,420.0	3.37%
Newtek Technology Solutions, Inc., 1904 W. Parkside Lane Phoenix, AZ 85027	Data processing, hosting and related services.	100% Common Stock	—	—	—	8,384.0	11,200.0	4.01%
Fortress Data Management LLC, UTB/TSC ITEC Campus 301 Mexico Blvd. Suite H4-A Brownsville, TX 78520	Data processing, hosting and related services.	100% Membership Interest	—	—	—	—	—	0.00%
Newtek Insurance Agency, LLC, 1981 Marcus Ave. Lake Success, NY 11042	Insurance Carriers and Related Activities	100% Membership Interest	—	—	—	—	2,300.0	0.82%
PMTWorks Payroll, LLC, 1981 Marcus Ave. Lake Success, NY 11041	Data processing, hosting and related services.	100% Membership Interest	—	—	—	795.1	—	0.00%
		Term Loan	10% – 12%	Various maturities through July 2019	2,685.0	2,685.0	—	0.00%
Secure CyberGateway Services, LLC, 7920 Belt Line Road, Suite 1150 Dallas, TX 75254	Data processing, hosting and related services.	66.7% Membership Interest	—	—	—	—	—	0.00%
Small Business Lending, LLC, 1981 Marcus Ave. Lake Success, NY 11041	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—	—	—	—	2,100.0	0.75%
Summit Systems and Designs, UTB/TSC ITEC Campus 301 Mexico Blvd., Suite H4-A Brownsville, TX 78520	Data processing, hosting and related services.	100% Membership Interest	—	—	—	—	—	0.00%
ADR Partners, LLC dba banc-serv Partners, LLC, 777 E. Main St., Westfield, IN 46074	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—	—	—	5,819.9	2,000.0	0.72%
Premier Payments LLC, 1981 Marcus Ave. Lake Success, NY 11042	Data processing, hosting and related services.	100% Membership Interest	—	—	—	16,438.0	23,000.0	8.24%
International Professional Marketing, Inc., 151 W. 30th Street, New York, NY 10001	Professional, Scientific, and Technical Services	100% Common Stock	—	—	—	4,000.0	4,000.0	1.43%
		Line of Credit	Prime plus 0.5%	April 2019	150.0	150.0	150.0	0.05%
SIDCO, LLC, 151 W. 30th Street, New York, NY 10001	Professional, Scientific, and Technical Services	100% Membership Interest	—	—	—	7,119.7	7,119.7	2.55%
		Line of Credit	Prime plus 0.5%	July 2019	475.0	475.0	475.0	0.17%

Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Principal	Cost	Fair Value	% of Net Assets
Universal Processing Services of Wisconsin, LLC, 6737 W. Washington Street West Allis, WI 53214	Data processing, hosting and related services.	100% Membership Interest	—	—	$—	$—	$85,000.0	30.44%
Mobil Money, LLC, 1981 Marcus Ave. Lake Success, NY 11042	Data processing, hosting and related services.	100% Membership Interest	—	—	—	—	—	0.00%
United Capital Source, LLC 1985, Marcus Avenue, Suite #LL 101 Lake Success, NY 11042	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—	—	—	2,450.0	2,450.0	0.88%
Titanium Asset Management LLC, 1981 Marcus Ave. Lake Success, NY 11041	Administrative and Support Services	Term Loan	3%	July 2017	193.9	193.9	—	0.00%
		100% Membership Interest	—	—	—	—	—	0.00%
Excel WebSolutions, LLC, 888 East Brighton Ave. Syracuse, NY 13205	Data processing, hosting and related services.	Term Loan	10%	September 2018	274.4	274.4	227.7	0.08%
		50% Membership Interest	—	—	—	—	—	0.00%
Total Controlled Investments					$13,579.3	$63,014.0	$157,442.4	56.38%
Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 1.23% yield					$9.3	$9.3	$9.3	0.00%
Total Investments					$332,563.0	$382,100.6	$470,230.3	168.38%

MANAGEMENT
Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers who serve at its discretion. Our board of directors has five members, two of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and three of whom are not interested persons, whom we refer to as our independent directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors has also established an Audit Committee and a Compensation, Corporate Governance and Nominating Committee, and may establish additional committees in the future.
Directors and Executive Officers
As of June 25, 2018, our directors and executive officers are as set forth below. The address for each director and executive officer is c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042.
Name	Age	Position with Us	Director Since	Expiration of Term
Non-Independent Directors:
Barry Sloane(1)	58	Chairman, Chief Executive Officer and President	1999	2021
Peter Downs(4)	53	Director, Chief Lending Officer and President NSBF	2014	2021
Independent Directors:
Gregory Zink(2)(3)	61	Director	2017	2019
Richard J. Salute(2)(3)	72	Director	2015	2020
Salvatore F. Mulia(2)(3)	70	Director	2005	2020

(1)
Mr. Sloane is not an Independent Director because he is our Chief Executive Officer and President.

(2)
Member of the Audit Committee.

(3)
Member of the Compensation, Corporate Governance and Nominating Committee.

(4)
Mr. Downs is not an Independent Director because he is our Chief Lending Officer and President of NSBF.

Executive Officers Who Are Not Directors
Name	Age	Position with Us
Jennifer Eddelson	45	Executive Vice President and Chief Accounting Officer
Michael Schwartz	57	Chief Legal Officer, Chief Compliance Officer and Secretary
Former Executive Officer:
John Raven(1)	52	Chief Technology Officer and Chief Information Security Officer

(1)
On May 29, 2018, John Raven departed from the Company. See “Recent Developments — Departure of Chief Information Security Officer.”

The following is a summary of certain biographical information concerning our directors and executive officers.
Non-Independent Directors
Barry Sloane.   Mr. Sloane has served as our Chairman and Chief Executive Officer since 1999 and as our President since 2008. Mr. Sloane founded Newtek in 1998 and has been an executive officer of each of the Company-sponsored certified capital companies beginning in 1999. In addition, in April 2015 Mr. Sloane became a director with AK Capital LLC (“AKC”), a securities brokerage company. From

September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit, and he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of  “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988, Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.
Mr. Sloane’s broad business and financial experience and his knowledge of the Company’s businesses have been of great value to the other members of the Board and qualify him to serve on our Board of Directors and as the Chairman of our Board of Directors.
Peter Downs.   Mr. Downs is the Company’s Chief Lending Officer and was appointed as director in connection with the Company’s conversion to a business development company on November 12, 2014. Mr. Downs joined the Company in 2003 and has been the President of NSBF and a member of the Risk Committee for NSBF. He has had primary responsibility for the development of the Company’s lending policies and procedures, portfolio and marketing, from its inception. Prior to joining Newtek in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with European American Bank (“EAB”), where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. Subsequent to EAB’s acquisition by Citibank, Mr. Downs ran the bank’s SBA lending portfolio in New York, and eventually was named the National Director of SBA lending, after which he was responsible for coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee.
Mr. Down’s history with the Company and extensive experience in the small business lending space, including SBA 7(a) lending, provides our Board of Directors with the valuable insight of an experienced lender.
Independent Directors
Gregory Zink.   From 1998 to-date, Mr. Zink has been the principal of the Lowell Group, LLC, a management consulting firm which provides strategic, operational, marketing and financial consulting assistance to start-up, small and medium size businesses. In addition, since 1988 Mr. Zink has been the chief executive officer, chief financial officer and a director of Nautilus Group Japan LTD, an international distributor of commercial fitness equipment. Mr. Zink was an executive vice president of the Company from 2000 to 2005. Mr. Zink was also previously employed by Touche Ross/Deloitte Consulting, AT&T, and is a graduate of the General Electric Financial Management Program. Mr. Zink attended Pennsylvania State University and has an MBA from the Wharton School of Business at the University of Pennsylvania.
Mr. Zink’s professional experience provides a significant addition to the Board of Directors. Mr. Zink has many years of experience providing consulting and financial advice to small and medium sized businesses, provides a significant addition to the Board of Directors.
Richard J. Salute.   Mr. Salute served as Capital Markets and SEC Practice Director at J.H. Cohn and CohnReznick LLP from 2004 to 2014. Prior to that, he spent 29 years, from 1972 to 2001, at Arthur Andersen managing complex audits for public and private companies. During his tenure, he was responsible for providing clients with strategic planning services as well as consulting on corporate finance, mergers and acquisitions, and process evaluation. His clients included large multinational companies and entrepreneurial start-ups. In addition to his client responsibilities, he started three business lines for Arthur Anderson: the Enterprise Group (New York Metropolitan area), the Technology Practice (New York office) and the Bankruptcy and Corporate Recovery Practice (nationwide). More recently, Mr. Salute served as Chief

Financial Officer of PAVmed Inc. from June 2014 to September 2015. Mr. Salute is a graduate of Adelphi University and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Salute also has served as a director of Walker Innovation Inc. since May 2015.
Mr. Salute has more than 38 years of audit, accounting, and tax experience. These extensive audit, accounting, and tax experience and relationships with industry players are an asset to our Board of Directors. Mr. Salute’s expertise and experience also qualify him to serve as chairman of the Audit Committee and as the Audit Committee Financial Expert. Mr. Salute’s experience with SEC matters includes numerous initial public offerings and his experience representing publicly traded, as well as over-the-counter market traded, clients provides a significant addition to the Board of Directors.
Salvatore F. Mulia.   Prior to his retirement in 2017, Mr. Mulia was a financial advisor and principal at RTM Financial Services, Westport, CT, a firm he founded with his wife. RTM was involved in advising small businesses with an emphasis on leasing and lending advisory services since February 2003. From February 2001 to February 2003, Mr. Mulia was Executive Vice President of Pitney Bowes Capital Corp, Shelton, CT which was engaged in providing financial services to business customers. Prior to that, from 1980 to 1993, Mr. Mulia held senior management positions within General Electric’s Financial Services Division, GE Capital Corporation (“GECC”), and during that time, from 1980 through 1993 he was responsible for developing new products and business initiatives in financial services. During his tenure at GECC Mr. Mulia was a principal in GEVEST, GECC’s investment banking unit, where he headed syndication and led acquisition teams which acquired leasing companies including TransAmerica Leasing, Chase Manhattan’s leasing subsidiary and LeaseAmerica.
Mr. Mulia’s experience in the financial services industry, as well as his experience with smaller to mid-sized companies needing capital and debt and his understanding of these businesses provides a significant addition to our Board of Directors. His understanding of the dynamics of these businesses has been particularly helpful in addressing similar issues of the Company and this experience provides a significant addition to the Board of Directors.
Executive Officers Who Are Not Directors
Jennifer Eddelson is a certified public accountant licensed in the state of New York and has served as Executive Vice President and Chief Accounting Officer of the Company since July 1, 2011. Previously Ms. Eddelson was employed by the Company since October 2004 as Corporate Controller, Vice President of Financial Reporting since August 2006, and in these and her current capacities has had a principal responsibility for the development and implementation of the Company’s accounting policies and practices. Previously, from June 1996 to October 20014 Ms. Eddelson practiced as a certified public accountant for eight years with Janover, LLC, a public accounting firm located in New York, primarily in the audit and tax area. Ms. Eddelson is a member of the NYS Society of CPAs and a member of the AICPA.
Michael Schwartz has served as Chief Legal Officer and Corporate Secretary since January 2015. In October 2015, Mr. Schwartz was appointed the Company’s Chief Compliance Officer. Previously, Mr. Schwartz was Senior Counsel to the Company since November 2013. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities, mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board of Directors from 2005 through 2009.

CORPORATE GOVERNANCE
Newtek’s Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders. To that end, the Board of Directors and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the Board of Directors and management review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The Board of Directors and management also regularly evaluate and, when appropriate, revise the Company’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the SEC and Nasdaq, where the Company’s Common Shares are listed and traded.
During the fiscal year ended December 31, 2017, the Board of Directors held a total of 22 meetings, the Audit Committee held 4 meetings and the Compensation, Corporate Governance and Nominating Committee held 2 meetings. Each director attended at least 90% of the total number of meetings of the Board of Directors and at least 50% of the meetings of all committees on which he served. All members of the Board of Directors make a diligent effort to attend all board and committee meetings, as well as the Annual Meeting of Shareholders. In 2017, all members of the Board of Directors attended the Annual Meeting of Shareholders.
Corporate Governance Policies
The Company has adopted corporate governance policies which are available at the Investor Relations page of www.newtekone.com (http://investor.newtekbusinessservices.com/corporate-governance.cfm). The corporate governance policies are also available in print to any shareholder who requests them. These policies were adopted by the Board of Directors, among other things, to best ensure that the Board of Directors is independent from management, that the Board of Directors adequately performs its function as the overseer of management and to help ensure that the interests of the Board of Directors and management align with the interests of the shareholders.
On an annual basis, each director and executive officer is obligated to complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.
Committees of the Board of Directors
The Board of Directors currently has two standing committees: the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Each member of these committees is independent as defined by applicable Nasdaq and SEC rules. A brief description of each committee is included in this prospectus and each of the committees has a written charter approved by the Board of Directors, which is available the Investor Relations page of our website at www.newtekone.com.
Audit Committee.   The Board of Directors has established an Audit Committee established in accordance with the Exchange Act. The Audit Committee consists of Messrs. Salute, Mulia and Zink, none of whom are “interested persons” as defined in the 1940 Act, and operates pursuant to its written Charter. Mr. Salute serves as Chair of the Audit Committee and currently serves as the “audit committee financial expert,” as defined under applicable SEC rules. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, to review the internal accounting controls and to review and approve conflict of interest or related party transactions and audit policies. In addition, the Board of Directors has determined that all members of the Audit Committee are “financially literate” as that term is defined by applicable Nasdaq and SEC rules.
Compensation, Corporate Governance and Nominating Committee.   The Board of Directors has established a Compensation, Corporate Governance and Nominating Committee. The Company’s Compensation, Corporate Governance and Nominating Committee consists of Messrs. Mulia, Salute and Zink. Mr. Mulia, none of whom are “interested persons” as defined in the 1940 Act, currently serves as Chair of the Compensation, Corporate Governance and Nominating Committee. The Compensation,

Corporate Governance and Nominating Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation, Corporate Governance and Nominating Committee is generally responsible for identifying corporate governance issues, creating corporate governance policies, identifying and recommending potential candidates for election to the Board of Directors and reviewing executive and director compensation and performance.
The Compensation, Corporate Governance and Nominating Committee seeks candidates who possess the background, skills, and expertise to make a significant contribution to the Board of Directors, the Company, and its shareholders. In considering possible candidates for election as a director, the Compensation, Corporate Governance and Nominating Committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting candidates who:
•
Are of the highest character and integrity;

•
Are free of any conflict of interest;

•
Are willing and able to devote sufficient time to the affairs of the Company; and

•
Have the capacity and desire to represent the balance, best interests of the shareholders.

The Compensation, Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Compensation, Corporate Governance and Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Compensation, Corporate Governance and Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Compensation, Corporate Governance and Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Compensation, Corporate Governance and Nominating Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.
Director Independence and Executive Sessions
Nasdaq listing standards and Section 2(a)(19) of the 1940 Act require that a majority of the Board of Directors and every member of our Audit Committee and Compensation, Corporate Governance and Nominating Committee are “independent.” Our Board of Directors reviews the independence of its members annually.
The Board of Directors has determined that Messrs. Mulia, Zink and Salute qualify as “independent” as defined by applicable Nasdaq and SEC rules. In making this determination, the Board of Directors has concluded that none of these members has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
It is the policy of the Board of Directors to hold executive sessions of the independent directors meeting without management at the conclusion of regularly scheduled meetings and as requested by a director. Mr. Salute presides over these meetings of the independent directors.
Leadership Structure
The Company currently combines the role of Chairman of the Board of Directors with the role of Chief Executive Officer. Our Board of Directors believes this provides an efficient and effective leadership model for our Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Mr. Sloane has served as Chairman and Chief Executive Officer of the Company since 1999 and as President since 2008. As the Company’s President and Chief Executive Officer, Mr. Sloane is an “interested person” under Section 2(a)(19) of the 1940 Act. The Board of Directors continues to believe that our leadership structure is appropriate since Mr. Sloane has over 25 years of experience in our industry or related businesses, and under his leadership our management team has executed a strategy that has significantly improved our earnings growth, cash flow stability and competitiveness. No single leadership model is right for all companies at all times. Our Board of Directors recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, our Board of Directors periodically reviews its leadership structure.
Moreover, our Board of Directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:
•
three of our five current directors are independent directors;

•
all of the members of our Audit Committee and Compensation, Corporate Governance and Nominating Committee are independent directors;

•
our Board of Directors and its committees regularly conduct scheduled, and as needed, meetings in executive session, out of the presence of Messrs. Sloane and Downs and other members of management;

•
our Board of Directors and its committees regularly conduct meetings which specifically include Messrs. Sloane and Downs;

•
our Board of Directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from our senior management and independent auditors; and

•
our Board of Directors and its committees interact with employees of the company outside the ranks of senior management.

The Company has not appointed a lead independent director.
Board of Directors Risk Oversight
While management is responsible for identifying, assessing and managing risk, our Board of Directors, at both the full board and committee levels, is responsible for risk oversight with a focus on the most significant risks facing the Company. The Board of Directors’ risk oversight includes, but is not limited to, the following risks:
•
strategic;

•
operational;

•
compliance; and

•
reputational.

During each year, management and the Board of Directors jointly review major risks that the Company prioritizes in the following year. In 2017, the Board of Directors focused on the following areas of risk:
•
determining Newtek’s long-term growth;

•
strategic and operational planning, including acquisitions and the evaluation of the Company’s capital structure and long term debt financing;

•
overseeing, reviewing and approving management’s estimates of fair value of the Company’s investment portfolio. and

•
legal and regulatory compliance.

The Board of Directors has delegated responsibility for the oversight of specific risks to Board of Directors committees. The Audit Committee oversees risks associated with:
•
the Company’s financial statements and financial reporting;

•
internal controls over financial reporting; and

•
credit and liquidity.

The Compensation, Governance and Nominating Committee considers the risks associated with:
•
compensation policies and practices;

•
management resources, structure, succession planning and management development;

•
overall governance practices and the structure and leadership of the Board of Directors; and

•
related person transactions and the code of conduct for all employees, officers and directors.

The Board of Directors is kept informed of each committee’s risk oversight and any other activities deemed to engender risk via periodic reports from management and the committee chairs. Our Board of Directors recognizes the importance of risk oversight, and its role is consistent with the Board of Directors’ leadership structure, the Chief Executive Officer and the senior management of the Company. Our senior management is responsible for assessing and managing risk exposure and the Board of Directors, and committees of the Board of Directors provide the oversight consistent with those efforts.
Director Nominations
In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the Compensation, Corporate Governance and Nominating Committee applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all shareholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the Board of Directors to fulfill its responsibilities.
Shareholders may recommend individuals to the Compensation, Corporate Governance and Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. The recommendation should be sent to the Compensation, Corporate Governance and Nominating Committee, c/o Michael A. Schwartz, Secretary, Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our Board of Directors or others. If the Board of Directors determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in the proposal for election for the next annual meeting.
Shareholders also have the right under our Bylaws to nominate director candidates, without any action or recommendation on the part of the Compensation, Corporate Governance and Nominating Committee or the Board of Directors, by following the procedures set forth under “Shareholder Proposals” in our proxy statement. Candidates nominated by shareholders in accordance with the procedures set forth in our Bylaws may be included in our proxy statement and solicitation for the next annual meeting.
Code of Ethics
We have adopted and will maintain a Code of Ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Code’s requirements. Our Code of Ethics generally will not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. Our current Code of Ethics is posted on the Investor Relations section of our website at www.newtekone.com.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the Nasdaq initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on Forms 3 and 4, and amendments to such forms, provided to the Company by its directors and executive officers and greater than 10% shareholders during 2017, all such required reports were timely filed, with the exception of Form 4s related to each of Messrs. Sloane’s, Downs’s, Raven’s, Schwartz’s, and Ms. Eddleson’s disposition of shares to the Company to satisfy certain tax withholding requirements related to the vesting of restricted stock under the Company’s Amended and Restated 2014 Stock Incentive Plan. Those dispositions were disclosed in Forms 5 filed in January 2018.
Director Compensation
The Board of Directors has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. For 2017, compensation of non-employee directors was $125,000 for each non-employee director, with no additional fees for committee membership or chairmanship.
Directors do not receive any perquisites or other personal benefits from the Company.
Director Summary Compensation Table
The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our current directors during the fiscal years ended December 31, 2017, 2016 and 2015.
Name of Director	Year	Fees earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Current independent directors:
Salvatore F. Mulia	2017	125,000				125,000
	2016	125,000				125,000
	2015	75,000				75,000
Richard Salute	2017
	2016	125,000				125,000
	2015	75,000				75,000
Gregory Zink(1)	2017	93,750				93,750
	2016	—				—
Former independent director:
Sam Kirschner(1)	2017	125,000				125,000
	2016	125,000				125,000
	2015	60,000				60,000
Interested directors:
Barry Sloane(2)	2017	—				—
	2016	—	—	—	—	—
	2015	—	—	—	—	—

Name of Director	Year	Fees earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Peter Downs(2)	2017	—	—
	2016	—	—	—	—	—
	2015	—	—	—	—	—

(1)
Mr. Kirschner resigned from the Board of Directors on March 28, 2017. On March 28, 2017, the Board of Directors appointed Mr. Zink to replace Mr. Kirschner and serve the remainder of Mr. Kirschner’s term.

(2)
As employee directors, Messrs. Sloane and Downs do not receive any compensation for their service as directors. The compensation Messrs. Sloane and Downs receive from the Company as employees is disclosed in the Summary Compensation Table and elsewhere under “EXECUTIVE COMPENSATION.”

Chief Executive Officer Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer and President, Barry Sloane.
For fiscal year 2017, the median of the annual total compensation of all of our employees (other than Mr. Sloane, our Chief Executive Officer) was $80,000, and the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table, was $1,200,000. Based on this information, our Chief Executive Officer’s 2017 annual total compensation was approximately 15 times that of the median of the 2017 annual total compensation of all of our employees.
We selected December 31, 2017 as the date used to identify our “median employee” whose annual total compensation was the median of the annual total compensation of all our employees (other than our Chief Executive Officer) for 2017. As of December 31, 2017, our employee population consisted of 156 individuals, who are located in our Lake Success, New York, Irvine, California, Boca Raton, Florida, and Orlando, Florida offices. To identify our median employee, we compared the annual total compensation for each of our employees, as determined in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which included salary and bonus. In making this determination, we annualized the compensation of 43 employees who were hired in 2017 but did not work for us the entire fiscal year.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2017 Named Executive Officers
This compensation discussion and analysis (“CD&A”) provides 2017 compensation information for the following Named Executive Officers (“NEOs”). References to “2017 NEOs” in this CD&A are references to Messrs. Sloane, Downs, Schwartz, and Raven, and Ms. Eddelson.
Name	Age	Position
2017 NEOs:
Barry Sloane	58	Chairman, Chief Executive Officer and President
Jennifer Eddelson	45	Executive Vice President and Chief Accounting Officer
Peter Downs	53	Chief Lending Officer; President Newtek Small Business Finance, LLC
Michael Schwartz	57	Chief Legal Officer, Chief Compliance Officer and Secretary
John Raven(1)	53	Chief Technology Officer and Chief Information Security Officer
Former NEO:
Nilesh Joshi(2)	42	Chief Information Officer

(1)
On May 29, 2018, John Raven departed from the Company. See “Recent Developments — Departure of Chief Information Security Officer.”

(2)
Effective as of July 3, 2017, the Company eliminated the position of Chief Information Officer (“CIO”), and consolidated the CIO function within the Company’s Information Technology Department. As a result of the foregoing elimination and consolidation, Nilesh Joshi left the Company.

Information about NEOs Who Are Not Directors
Jennifer Eddelson is a certified public accountant licensed in the state of New York and has served as Executive Vice President and Chief Accounting Officer of the Company since July 1, 2011. Previously Ms. Eddelson was employed by the Company since October 2004 as Corporate Controller, Vice President of Financial Reporting since August 2006, and in these and her current capacities has had a principal responsibility for the development and implementation of the Company’s accounting policies and practices. Previously, from June 1996 to October 20014 Ms. Eddelson practiced as a certified public accountant for eight years with Janover, LLC, a public accounting firm located in New York, primarily in the audit and tax area. Ms. Eddelson is a member of the NYS Society of CPAs and a member of the AICPA.
Michael Schwartz has served as Chief Legal Officer and Corporate Secretary since January 2015. In October 2015, Mr. Schwartz was appointed the Company’s Chief Compliance Officer. Previously, Mr. Schwartz was Senior Counsel to the Company since November 2013. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities, mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board of Directors from 2005 through 2009.
Mr. Raven served as the Chief Information Security Officer and Chief Technology Officer of Newtek Business Services Corp. from January 2016 to May 29, 2018. In addition, Mr. Raven served as President and COO of Newtek Technology Solutions, a controlled portfolio company of the Company.
Former NEO
Nilesh Joshi was the CIO of the Company from April 2016 through July 3, 2017. Effective as of July 3, 2017, the Company eliminated the CIO position, and consolidated the CIO function within the Company’s Information Technology Department.

Compensation Discussion and Analysis
Introduction
The following CD&A includes our compensation philosophy, a description of our compensation program and the program’s objectives, the elements of compensation used to pay our executives and the compensation-related decisions made with respect to our NEOs as set forth below.
Compensation Philosophy and Objectives
Our compensation programs are designed to attract and retain key employees and to motivate them to achieve, and reward them for achieving, superior performance. Different programs are geared to shorter- and longer-term performance, with the goal of increasing shareholder value over the long-term. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.
We believe that the compensation of our executives should reflect their success as a management team, rather than just as individuals, in attaining key operating objectives, such as growth of sales, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for our Common Shares. We believe that the performance of our executives in managing our Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance and, ultimately, the management of the Company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through our equity incentive programs, including stock options and restricted stock awards.
Role of Executive Officers in Compensation Decisions
The Committee supervises the design and implementation of compensation policies for all executive officers (which include the NEOs) and overall incentive equity awards to all employees of the Company. Decisions regarding the non-equity compensation of executive officers, other than named executive officers, are made by the Chief Executive Officer within the compensation philosophy set by the Committee. Decisions regarding the non-equity compensation of NEOs are made by the Chief Executive Officer and the Committee for consistency with the Company’s compensation policies.
The Chief Executive Officer semi-annually reviews the performance of each member of the senior executive team, including NEOs (other than himself whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are then presented to the Committee by the Chief Executive Officer. The Committee will review and approve the recommendations for consistency with the Company’s compensation policies.
Setting Executive Compensation
During the course of each fiscal year, it has been the practice of the Chief Executive Officer to review the history of all the elements of each executive officer’s total compensation and the Chief Executive Officer may also compare the compensation of the executive officers with that of the executive officers in an appropriate market comparison group of companies with a capitalization similar to that of the Company. We seek to set compensation levels that are perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit employees. However, the Company does not establish individual objectives in the range of comparative data for each individual or for each element of compensation. Typically, the Chief Executive Officer sets compensation with respect to the executive officers who report to him and presents it to the Committee for conformity with the Company’s overall compensation policies. The NEOs are not present at the time of these deliberations. The Committee then performs a similar review of the Chief Executive Officer’s total compensation and makes compensation decisions with respect to such officer, who does not participate in that determination.

We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for balanced focus. The amount of each element of compensation is determined by or under the direction of our Committee, which uses the following factors to determine the amount of salary and other benefits to pay each NEO:
•
achievement of income to sustain and grow the Company’s dividend payments;

•
attainment of risk-adjusted returns on the Company’s investment portfolio;

•
performance against competitors for the year;

•
difficulty in achieving desired results in the coming year;

•
value of their unique skills and capabilities to support long-term performance;

•
contribution and growth as a member of the executive management team;

•
professional development and growth of individual executives, the management team and other employees; and

•
managerial assistance provided to our controlled portfolio companies, including contributions to growth of sales, growth of operating earnings and earnings per share.

We do not establish individual goals but focus on the overall profitable growth of our business.
Based on the foregoing objectives, we have structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company.
There is no pre-established policy or target for the allocation between either cash or non-cash compensation. Historically we have granted a majority of total compensation to executive officers in the form of cash compensation.
For the year ended December 31, 2017, the principal components of compensation for named executive officers were:
•
base salary;

•
performance-based incentive compensation based on the Company’s and the executive’s performance; and

•
retirement and other benefits made available to all employees.

Base Salary
The Company provides NEOs and other employees with base salary to compensate them for services rendered during the fiscal year. Executive base salaries continue to reflect our operating philosophy, our performance driven corporate culture and business direction, with each salary determined by the skills, experience and performance level of the individual executive, and the needs and resources of the Company. Base salaries are generally targeted to market levels and base salary ranges for NEOs are determined for each executive based on his or her position and responsibility by using market data from peer companies and published salary surveys, and the Company generally attempts to fix each NEO’s salary within the range. We believe that the Company’s most direct competitors for executive talent are not necessarily restricted to those companies that are included in the peer company index used to compare shareholder returns, but encompass a broader group of companies engaged in the recruitment and retention of executive talent in competition with the Company.
During the review of base salaries for senior level executives, including the NEOs, we primarily consider:
•
an internal review of each executive’s compensation both individually and relative to other executive officers;

•
individual performance of the executive; and

•
a review of the Company’s dividend growth and adjusted net investment income relative to the Company’s annual plan as established by the Board of Directors.

Salary levels typically are considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Chief Executive Officer’s assessment of the individual’s performance. Merit based increases to the salaries of NEOs other than the Chief Executive Officer are recommended by the Chief Executive Officer and confirmed by the Committee and those for the Chief Executive officer are determined by the Committee.
Annual Bonus
Annual bonuses may be awarded to executive officers along with the Company’s non-executive employees under the Company’s cash bonus plan. The Company creates a bonus pool based on an annually determined percentage of the salaries of all employees which it accrues as an expense. Payments under the plan are based on the Company’s overall performance as determined by the Chief Executive Officer and the Committee. The Committee determines any bonus for the Chief Executive Officer based on, among other things, a review of the Company’s revenue growth, net income and cash flow relative to the Company’s annual plans as established by the Board of Directors. The Chief Executive Officer in consultation with the Committee with respect to the NEOs, or in consultation with the NEOs and other senior level officers with respect to lower level employees, determines annual bonuses for other employees based on such employee’s performance. Factors considered include the achievement of business plans, defined goals and performance relative to other companies of a similar size and business strategy. The mix and weighting of the factors vary, depending on the business segment and the executive’s responsibilities. The level of achievement and overall contribution by the executive determines the level of bonus.
Equity-Based Compensation
The Company must compete for leadership with commercial banks, investment banks, and other publicly traded companies not regulated as investment companies, which are generally able to award many different types of stock-based compensation to their directors, (including their non-employee directors,) officers, and employees. Moreover, the Company also must compete for leadership with private equity funds, which generally have the discretion to offer a portion of their various carried interests to induce professional talent to associate with their funds without being required to obtain SEC approval each time. On September 12, 2014, the Board of Directors voted to establish the Newtek Business Services Corp. 2014 Stock Incentive Plan (the “2014 Plan”). The 2014 Plan was approved by stockholders of the Company on October 22, 2014. The 2014 Plan provided for the grant of options to purchase shares of Company common stock, the terms of which will be determined by the Compensation, Corporate Governance and Nominating Committee and set forth in an award agreement between the Company and the executive or employee. The Company has not issued options under the 2014 Plan.
On April 27, 2015, the Compensation, Corporate Governance and Nominating Committee and the Board of Directors approved the Amended and Restated 2014 Stock Incentive Plan (the “2015 Stock Plan”), subject to exemptive relief from the SEC and shareholder approval, in order to have increased flexibility to use restricted stock, in addition to stock options, to assist the Company in achieving its objectives with respect to long-term equity incentive compensation. On May 10, 2016, we received an exemptive order from the SEC permitting us to award shares of restricted stock to our employees, officers, and non-employee directors, and on July 27, 2016, our shareholders approved the 2015 Stock Plan.
The 2015 Stock Plan permits us to issue awards of stock options and restricted stock in an aggregate amount of up to 20% of our issued and outstanding shares of common stock (the “Plan Maximum Shares”) as of the effective date of the plan. Under the 2015 Stock Plan, all of the Plan Maximum Shares are available for grants of stock options, and half of the Plan Maximum Shares (up to 10% of our issued and outstanding common stock as of the effective date of the 2015 Stock Plan) is available for grants of restricted stock. The Compensation, Corporate Governance and Nominating Committee believes that restricted stock is the best method of encouraging stock ownership in the Company by eligible participants by giving them a proprietary interest in the Company’s performance, which more closely aligns compensation with the Company’s performance and provides a means to attract and retain persons of outstanding ability in key positions with the Company. If in the future we successfully grow our assets under management and our net asset value, we may choose to increase the number of employees of the Company. The Compensation, Corporate Governance and Nominating Committee may or may not choose to consider the use of stock options for incentive compensation of these employees.
The Company’s Board of Directors and its Compensation, Corporate Governance and Nominating Committee, which consists entirely of directors who are not employees of the Company, believe that in light of the Company’s plan for growth, stock-based incentive compensation, particularly the award of restricted stock, advances the interests of the Company by providing substantial motivation for superior performance and more fully aligning the interests of officers and directors with the interests of our shareholders.
Benefits and Perquisites
Our NEOs are generally not entitled to benefits that are not available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees. The Committee periodically reviews the levels of benefits provided to executive officers. The NEOs participate in the Company’s 401(k) savings plan and other benefit plans on the same basis as other similarly situated employees. The Company has adopted a match for the Company’s 401(k) savings plan which consists of a discretionary match of 50% of the first 2% of employee contributions up to a maximum of 1% of the employee’s compensation (subject to the Internal Revenue Code annual limitation). For 2017, a match of approximately $121,533 in cash was approved and will be paid in May 2018.
The perquisites we provided in fiscal 2017 consist of premiums on a life insurance policy for Mr. Sloane, the Company’s Chief Executive Officer, in the amount of  $5,442.
Compensation of the Chief Executive Officer
The Committee’s decisions regarding compensation of Mr. Sloane are guided by the same policies and considerations that govern compensation of the Company’s other NEOs. While recognizing the Chief Executive Officer’s leadership in building a highly talented management team and in driving the Company forward, Mr. Sloane’s base salary was increased to $600,000 in March 2016 and remained at $600,000 for 2017. Mr. Sloane earned a $600,000 bonus for 2017 that was paid in 2018 and a $500,000 bonus earned in 2016 that was paid in 2017.
Mr. Sloane did not receive an award of restricted Common Shares in 2017 and received an award of 26,400 restricted Common Shares in August 2016 with a twelve month vesting period. The Committee has determined that this salary and bonus package is competitive with the labor market median for someone with Mr. Sloane’s skills and talents and is reflective of the Company’s current cash and financial position and the status of the Company’s Common Shares.
Compensation of the Other NEOs
The Committee approved the 2017 compensation for Jennifer Eddelson, Peter Downs, Michael Schwartz, Nilesh Joshi and John Raven, as recommended to it by the Chief Executive Officer.
2017 NEOs
Ms. Eddelson’s base salary was $300,000 in 2017 and $275,000 in 2016. Ms. Eddelson received a $150,000 cash bonus in 2017 (paid in 2018) and a $125,000 cash bonus in 2016 (paid in 2017). Ms. Eddelsondid not receive an award of restricted Common Shares in 2017 and received an award of 6,600 restricted Common Shares in August 2016 with a twelve month vesting period.
Mr. Down’s base salary was $410,000 in 2017 and $375,000 in 2016. Mr. Downs received a $200,000 cash bonus in 2017 (paid in 2018) and a $125,000 cash bonus in 2016 (paid in 2017). Mr. Downs did not receive an award of restricted Common Shares in 2017 and received an award of 6,600 restricted Common Shares in August 2016 with a twelve month vesting period.

Mr. Schwartz’s base salary was $300,000 in 2017 and $250,000 in 2016. Mr. Schwartz received a $150,000 cash bonus in 2017 (paid in 2018) and a $100,000 cash bonus in 2016 (paid in 2017). Mr. Schwartz did not receive an award of restricted Common Shares in 2017 and received an award of 6,600 restricted Common Shares in August 2016 with a twelve month vesting period.
Mr. Raven’s base salary was $215,000 in 2017 and 2016. Mr. Raven did not receive a cash bonus in 2017 or 2016. Mr. Raven did not receive an award of restricted Common Shares in 2017 and an award of 3,300 restricted Common Shares in August 2016 with a twelve month vesting period.
Former NEOs
Mr. Joshi’s base salary was $200,000 in 2017 and $190,000 in 2016. Mr. Joshi received a $20,000 cash bonus in 2016 (paid in 2017). Mr. Joshi received an award of 1,650 restricted Common Shares in August 2016, which did not vest before he left the Company effective July 3, 2017.
Elements of Executive Compensation and 2017 Compensation Determinations
Base Salary.   We believe that base salaries are a fundamental element of our compensation program. The Committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.
The Committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the Committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for the company; market data; the NEO’s total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our Chief Executive Officer.
The following table sets forth the 2017 and 2016 base salaries for our 2017 NEOs.
2017 NEOs	2017 Base Salary	2016 Base Salary
Barry Sloane	$600,000	$600,000
Peter Downs	$410,000	$375,000
Jennifer Eddelson	$300,000	$275,000
Michael Schwartz	$300,000	$250,000
John Raven	$215,000	$215,000
Annual Bonus Awards.   The Committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. The Committee retains discretion in the sizing and awarding of cash bonuses for each NEO to ensure that individual bonus determinations appropriately balance the interests of the Company’s shareholders, while rewarding an NEO’s contributions to performance. In evaluating the performance of our NEOs to arrive at their 2017 cash bonus awards, the Committee considered the factors to determine the amount of salary and other benefits, as set forth above. The Committee also considered the following factors and aspects of the Company’s 2017 operating performance in the determination of specific NEO bonus awards:
•
Declaration of  $1.64 per share in cash dividends;

•
Completion of an equity offering;

•
The institution of an at-the-market equity program;

•
Closing of the IPM investment;

•
Closing of the Company’s eight and largest small business loan securitization; and

•
Managerial assistance provided to our controlled portfolio companies, including contributions to growth of sales, growth of operating earnings and earnings per share. The Committee further reviewed each NEO’s specific performance achievements and contributions to the Company’s 2017 financial performance.

When allocating bonus awards, the Committee also evaluated the total compensation paid to the NEOs and other employees. Based on the foregoing considerations and analysis, and after due deliberation, the Committee awarded the 2017 NEOs the following annual cash bonuses and award of shares of restricted stock pursuant to the 2015 Stock Plan with respect to 2017.
2017 NEOs	2017 Cash Bonus Award	As Percentage of 2017 Base Salary
Barry Sloane	$600,000	100%
Peter Downs	$200,000	49%
Jennifer Eddelson	$150,000	50%
Michael Schwartz	$150,000	50%
John Raven	$0	0%
Name	Number of Shares or Units that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Number of Unearned Shares, Units or Other Rights that have not Vested ($)(1)
Barry Sloane	n/a(2)	n/a	n/a	$	n/a
Jennifer Eddelson	n/a(3)	n/a	n/a	$	n/a
Peter Downs	n/a(4)	n/a	n/a	$	n/a
Michael A. Schwartz	n/a(5)	n/a	n/a	$	n/a
John Raven	n/a	n/a	n/a	$	n/a
All Others	n/a	n/a	n/a	$	n/a

(1)
Based on the closing price for our Common Shares of  $18.00 on April 19, 2018.

(2)
Mr. Sloane received an award of 58,480 of restricted Common Shares in February 2018 with a three year vesting period.

(3)
Ms. Eddelson received an award of 8,772 restricted Common Shares in February 2018 with a three year vesting period.

(4)
Mr. Downs received an award of 13,158 restricted Common Shares in February 2018 with a three year vesting period.

(5)
Mr. Schwartz received an award of 8,772 restricted Common Shares in February 2018 with a three year vesting period.

Conclusion
The Committee believes that attracting and retaining talented and motivated management and employees is essential to creating long-term shareholder value. The Committee seeks to attract and retain management and employees by offering a competitive, performance-based compensation program which the Committee believes aligns the interests of the executive officers and other key employees with those of shareholders. We believe that the Company’s 2017 compensation program met those objectives.

Compensation Risk Assessment
Our Compensation, Corporate Governance and Nominating Committee aims to establish Company-wide compensation policies and practices that reward contributions to long-term shareholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, the Committee conducted an assessment of our compensation arrangements, including those for our named executive officers. The assessment process included, among other things, a review of our (1) compensation philosophy, (2) compensation mix and (3) cash and equity-based incentive plans.
In its review, among other factors, the Committee considered the following:
•
Our revenue model and our cash incentive plan encourage our employees to focus on creating a stable, predictable stream of revenue over multiple years, rather than focusing on current year revenue at the expense of succeeding years.

•
The distribution of compensation among our core compensation elements has effectively balanced short-term performance and long-term performance.

•
Our cash and equity-based incentive awards in conjunction with management efforts focus on both near-term and long-term goals.

•
Our cash and equity-based incentive awards contain a range of performance levels and payouts, to discourage executives from taking risky actions to meet a single target with an all or nothing result of compensation or no compensation.

Our executives are encouraged to hold a meaningful number of Common Shares pursuant to our stock ownership policy. Based upon this assessment, our Compensation, Corporate Governance and Nominating Committee believes that our Company-wide compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.
2017 Advisory Vote on Executive Compensation; Continuing Stockholder Engagement
At our 2017 annual meeting of stockholders, our advisory vote on say-on-pay received strong support from our stockholders (approximately 94% of votes cast).
The Committee views as important the continuing dialogue with our shareholders on compensation and other governance matters. The results of the Company’s 2017 advisory vote on say-on-pay represent positive support for the named executive officers’ compensation, but we continue to review our compensation program such that it recognizes the business environment in which the Company operates, control costs, is transparent, and enables employees to make informed decisions. We anticipate continuing our shareholder engagement efforts following the 2018 annual meeting and in advance of our future annual meetings.
Compensation, Corporate Governance and Nominating Committee Interlocks and Insider Participation
All members of the Compensation, Corporate Governance and Nominating Committee are independent directors, and none of them are paid officers of ours or any of our subsidiaries. No member of the Compensation, Corporate Governance and Nominating Committee: (i) has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended; or (ii) is an executive officer of another entity, at which one of our executive officers serves on our Board of Directors.
2017 Compensation, Corporation Governance and Nominating Committee Report
The Compensation, Corporate Governance and Nominating Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis for fiscal 2017 required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation, Corporate Governance and Nominating Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
Salvatore Mulia, Chairman
Richard Salute
Gregory Zink

SUMMARY COMPENSATION TABLE
The following tables set forth the aggregate compensation earned by the Company’s Chief Executive Officer, Chief Accounting Officer, and next three most highly compensated executive officers (which we refer to as named executive officers) during 2017 and the two previous years.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(3)	Option Awards(3)	Non-Equity incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
2017 NEOs
Barry Sloane, Chief Executive Officer	2017	600,000	600,000(1)	—	—	—	—	—	1,200,000
	2016	583,333	500,000(2)	357,456	—	—	—	—	1,440,789
	2015	483,333	500,000(4)	—	—	—	—	—	983,333
Jennifer Eddelson, Chief Accounting Officer	2017	295,833	150,000(1)	—	—	—	—	—	445,833
	2016	272,500	125,000(2)	89,634	—	—	—	—	487,134
	2015	256,667	100,000(4)		—	—	—	—	356,667
Peter Downs, Chief Lending Officer	2017	404,167	200,000(1)	—	—	—	—	—	604,167
	2016	366,667	125,000(2)	89,634	—	—	—	—	581,301
	2015	319,167	100,000(4)		—	—	—	—	419,167
Michael Schwartz,(5) Chief Legal Officer	2017	291,667	150,000(1)	—	—	—	—	—	441,667
	2016	241,667	100,000(1)	89,634	—	—	—	—	431,301
	2015	191,667	70,000(2)	—	—	—	—	—	261,667
John Raven,(6) Chief Technology Officer	2017	215,000	—	—	—	—	—	—	215,000
	2016	207,500	—	44,682	—	—	—	—	252,182
Former NEOs
Nilesh Joshi, Chief Information Officer	2017	99,103	—	—	—	—	—	—	99,103
	2016	134,583	20,000(2)	22,341	—	—	—	—	176,924

(1)
Cash bonus awarded for 2017 performance and paid in 2018.

(2)
Cash bonus awarded for 2016 performance and paid in 2017.

(3)
These awards restricted Common Shares were made in August 2016 and had twelve (12) month vesting periods. The value reported for Stock and Option Awards is the aggregate grant date fair value of options or stock awards granted to the NEOs in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the footnote titled “Stock-Based Compensation” to our financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(4)
Cash bonus awarded for 2015 performance and paid in 2016.

(5)
Mr. Schwartz was appointed Chief Legal Officer as of January 2015. The Company’s Board of Directors appointed Mr. Schwartz the Company’s Chief Compliance Officer, effective October 1, 2015.

(6)
On May 29, 2018, Mr. Raven departed from the Company. See “Recent Developments — Departure of Chief Information Security Officer.”

Equity Compensation Plans & Grants of Plan-Based Awards
On April 27, 2015, the Compensation, Corporate Governance and Nominating Committee and the Board of Directors approved the 2015 Stock Plan, subject to exemptive relief from the SEC and shareholder approval, in order to have increased flexibility to use restricted stock, in addition to stock options, to assist the Company in achieving its objectives with respect to long-term equity incentive compensation. On May 10, 2016, we received an exemptive order from the SEC permitting us to award shares of restricted stock to our employees, officers, and non-employee directors, and on July 27, 2016, our shareholders approved the 2015 Stock Plan.
Under the 2015 Stock Plan, a maximum of 20% of our total Common Shares issued and outstanding, calculated on a fully diluted basis, will be available for awards under the Amended Stock Plan as of the Annual Meeting date. Up to 10% of our total issued and outstanding Common Shares will be available for grants of restricted Common Shares. We expect to have approximately 18,561,000 Common Shares outstanding on the date of the Annual Meeting. Therefore, there would be 1.5 million Common Shares available for grant pursuant to the 2015 Stock Plan. None of those shares are currently subject to stock options. Under the 2015 Stock Plan, no more than 50% of the Common Shares reserved for the grant of the awards under the Amended Stock Plan (up to an aggregate of 3,000,000 shares) may be restricted stock awards at any time during the term of the 2015 Stock Plan. To date, the Compensation, Corporate Governance and Nominating Committee has awarded 219,507 restricted Common Shares to 30 employees. Therefore, approximately 1.3 million Common Shares would be available for additional grants of restricted Common Shares as of the Annual Meeting date.
No more than 25% of the shares of our common stock may be made subject to awards under the plan to any individual. In the event that the Compensation, Corporate Governance and Nominating Committee determines that any corporate event, such as a stock split, dividend or other distribution (including deemed dividends), reorganization, merger, consolidation, repurchase or share exchange, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Corporate Governance and Nominating Committee will make those adjustments as it deems necessary or appropriate to any or all of  (i) the number and kind of shares or other property that may thereafter be issued in connection with future awards, (ii) the number and kind of shares or other property that may be issued under outstanding awards, (iii) the exercise price or purchase price of any outstanding award and (iv) the performance goals applicable to outstanding awards.
The Company has no outstanding options under the 2015 Stock Plan.
Outstanding Equity Awards at 2017 Year End
There were 27,892 outstanding equity awards as of December 31, 2017, including dividends paid on the outstanding equity awards in the form of additional restricted Common Shares, of which, no outstanding equity awards were held by our NEOs.
The following table sets forth information regarding outstanding awards of restricted stock held by our Named Executive Officers as of December 31, 2017:
	Stock Awards
Name	Number of shares of stock that have not vested	Market value of shares of stock that have not vested	Equity incentive plan awards: number of unearned shares or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares or other rights that have not vested
Barry Sloane(1)	0	$—	0	0
Jennifer Eddelson(2)	0	$—	0	0
Peter Downs(3)	0	$—	0	0
Michael Schwartz(4)	0	$—	0	0
John Raven	0	$—	0	0

(1)
Mr. Sloane received an award of 58,480 restricted Common Shares in February 2018 with a three year vesting period.

(2)
Ms. Eddelson received an award of 8,772 restricted Common Shares in February 2018 with a three year vesting period.

(3)
Mr. Downs received an award of 13,158 restricted Common Shares in February 2018 with a three year vesting period.

(4)
Mr. Schwartz received an award of 8,772 restricted Common Shares in February 2018 with a three year vesting period.

Options Exercised and Stock Vested
No options were exercised in 2017. The shares of restricted Common Shares held by the NEOs that vested in the fiscal year ended December 31, 2017 are set forth in the table below.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Barry Sloane(2)	29,170	$494,731
Jennifer Eddelson(3)	7,292	$123,683
Peter Downs(4)	7,292	$123,683
Michael Schwartz(5)	7,292	$123,683
John Raven	3,646	$61,841

(1)
Based on the closing price for our Common Shares of  $16.96 on August 15, 2017 (date of vesting).

(2)
Mr. Sloane received an award of 58,480 restricted Common Shares in February 2018 with a three year vesting period.

(3)
Ms. Eddelson received an award of 8,772 restricted Common Shares in February 2018 with a three year vesting period.

(4)
Mr. Downs received an award of 13,158 restricted Common Shares in February 2018 with a three year vesting period.

(5)
Mr. Schwartz received an award of 8,772 restricted Common Shares in February 2018 with a three year vesting period.

Employment Agreements
The Company entered into separate employment agreements with the following named executive officers during 2017 (each, an “Employment Agreement”):
•
Barry Sloane, as Chairman, Chief Executive Officer and President;

•
Jennifer Eddelson, as Executive Vice President and Chief Accounting Officer; and

•
Michael Schwartz, as Chief Legal Officer, Chief Compliance Officer and Secretary.

Mr. Sloane’s, Ms. Eddelson’s and Mr. Schwartz’ employment agreements were renewed as of April 1, 2018 for terms through March 31, 2019, at annual base salaries of  $600,000, $335,000 and $335,000, respectively. Aside from base salaries, the other terms and provisions of the employment agreements remained substantially same, except that Ms. Eddelson’s and Mr. Schwartz’ 2018 employment agreements include non-renewal clauses and revised change of control provisions.
Generally, under the Employment Agreements, Messrs. Sloane, Schwartz and Ms. Eddelson were entitled to a set base compensation, cash bonuses pursuant to the Company’s Annual Cash Bonus Plan or by the action of the board of directors, and incentive compensation at the discretion of the Compensation, Corporate Governance and Nominating Committee. In addition, Messrs. Sloane and Schwartz and Ms. Eddelson are entitled to other benefits, such as participation in retirement and medical and other plans, executive benefits, and vacation and sick leave. The Employment Agreements also provide for severance payments in the case of termination without just cause, as defined therein, or of resignation with good reason, as defined therein. Under the Employment Agreements, during the term of their employment,

Messrs. Schwartz and Sloane and Ms. Eddelson agree to devote substantially all of their business time to the Company and to not engage in any business or activity contrary to the business or affairs of the Company. The Company agrees to indemnify Messrs. Schwartz and Sloane and Ms. Eddelson for any and all loss, expenses, or liability that he or she may incur as a result of his or her services for the Company to the extent permitted by the Company’s Bylaws.
Mr. Sloane’s Employment Agreement provided for:
•
a twelve month term through March 31, 2018 at an annual base salary of  $600,000;

•
at least one annual salary review by the Board of Directors;

•
participation in any discretionary bonus plan established for senior executives;

•
retirement and medical plans, customary fringe benefits, vacation and sick leave; and

•
$2 million of split-dollar life insurance coverage.

Ms. Eddelson’s Employment Agreement provided for:
•
a twelve month term through March 31, 2018 at an annual base salary of  $300,000;

•
at least one annual salary review by the Board of Directors;

•
participation in any discretionary bonus plan established for senior executives; and

•
retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Schwartz’s Employment Agreement provided for:
•
a twelve month term through March 31, 2018 at an annual base salary of  $300,000;

•
at least one annual salary review by the Board of Directors;

•
participation in any discretionary bonus plan established for senior executives; and

•
retirement and medical plans, customary fringe benefits, vacation and sick leave.

Payments upon Change of Control, Non-renewal or Termination
Mr. Sloane’s employment agreement provided for a payment in the event of non-renewal of his employment in an amount equal to one and one-half  (1.5) times the sum of his annual base compensation plus any cash bonus or other incentive compensation paid in the immediately preceding fiscal year, or in the case of a change of control or termination other than for just cause, an amount equal to two (2) times, the sum of the executive’s annual base salary in effect at the time of termination, plus the amount of any incentive compensation paid with respect to the immediately preceding fiscal year. In addition, in the case of termination other than for just cause, all outstanding and unvested equity awards are to be accelerated in full.
Ms. Eddelson’s and Mr. Schwartz’ employment agreements provided for a payment (1) in the case of termination other than for just cause equal to one times the sum of the executive’s current annual base compensation plus any cash bonuses or other incentive compensation paid in the prior year, and (2) in connection with a change in control, equal to two (2) times the executive’s “base amount” as defined in §280G(b)(3) of Internal Revenue Code of 1986. In addition, in the case of termination other than for cause, all outstanding and unvested equity awards are to be accelerated in full.
Each Employment Agreement contained a non-competition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee’s duties under the agreement.
The employees are not prohibited, however, from serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the Board of Directors, will not present conflicts of interest with the Company; or investing in any business dissimilar from the Company’s or, solely as a passive or minority investor, in any business.

Under each of the Employment Agreements, the Company may terminate the employee’s employment for “just cause” as defined in the agreement, and upon the termination, no severance benefits are available. If the employee voluntarily terminates his or her employment for “good reason” as defined in the agreement, the employee is entitled to the same payment as in the case of termination other than for cause. If the employee’s employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee shall receive only his or her compensation, vested rights, and executive benefits up to the date of executive’s last day of employment. The employee is able to terminate voluntarily his or her agreement by providing 60 days written notice to the Board of Directors, in which case the employee is entitled to receive only his or her compensation, vested rights and benefits up to the date of termination.
Post Termination Payments
The table below reflects the amount of compensation that would have been payable to the executive officers under these arrangements if the hypothetical termination of employment events described above had occurred on December 31, 2017, given their compensation and service levels as of such date. All payments are payable by the Company in a lump sum unless otherwise noted.
These benefits are in addition to benefits available regardless of the occurrence of such an event, such as currently exercisable stock options, and benefits generally available to salaried employees, such as distributions under the Company’s 401(k) plan, disability benefits, and accrued vacation pay. In addition, in connection with any termination of Mr. Sloane’s employment, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation, Corporate Governance and Nominating Committee deems appropriate.
The actual amounts that would be paid upon Mr. Sloane’s termination of employment can be determined only at the time of his separation from the Company.
	Post Termination Payments
Name	Change in Control	Non-Renewal	Termination without cause
2017 NEOs
Barry Sloane	$2,914,912	$2,186,184	$2,914,912
Jennifer Eddelson	$760,697	—	$510,467
Michael Schwartz	$414,301	—	$481,301
Nonqualified Deferred Compensation
The Company did not have any nonqualified deferred compensation in the year ended December 31, 2017.
Pension Benefits
The Company had no obligation under pension benefit plans to the Named Executive Officers as of December 31, 2017.

Tax and Accounting Implications
Deductibility of Executive Compensation
As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that, with the exception of Mr. Sloane, compensation paid by the Company is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may, in the future, approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.
Accounting for Stock-Based Compensation
Beginning on January 1, 2006, the Company began accounting for stock-based payments under its three incentive stock plans in accordance with the requirements of ASC Topic — 718.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have written procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a business development company (“BDC”), the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the independent directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.
The Board of Directors reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Board of Directors. The Board of Directors reviews such transactions on a case-by-case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the Board of Directors reviews and approves all compensation-related policies involving our directors and executive officers. The Board of Directors may approve or ratify a related party transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The Board of Directors may impose any conditions on the related person transaction that it deems appropriate.
Adam Eddelson, husband to Jennifer Eddelson, the Company’s Chief Accounting Officer, served as the controller of certain of the Company’s controlled portfolio companies during 2017 and through March 30, 2018, and was paid an annual salary in excess of  $120,000.
Mr. Sloane’s brother Warren Sloane and nephew Kyle Sloane are employed by certain of the Company’s controlled portfolio companies. Warren Sloane and Kyle Sloane earn annual salaries in excess of $120,000 for the year ended December 31, 2017.
Mr. Sloane is a director with AK Capital LLC, a securities brokerage company. In August 2016, the Company entered into an agreement with AK Capital pursuant to which AK Capital provides consulting and advisory services to the Company in connection with the sale and/or securitization of participations in SBA guaranteed and unguaranteed SBA 7(a) loans (the “AK Capital Agreement”). The AK Capital Agreement provides for the payment of fees of  $10,000, to be paid monthly over the one year period of the agreement. During the year ended December 31, 2017, the Company incurred $10,000 in fees from AK Capital pursuant to the AK Capital Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of June 25, 2018, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding Common Shares, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 18,666,651 Common Shares outstanding as of June 25, 2018. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. If applicable and available, ownership information for those persons who beneficially own 5% or more of our Common Shares is based upon filings by such persons with the SEC and other information obtained from such persons.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the addresses of all executive officers and directors are c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Interested Directors:
Barry Sloane(1)	1,008,411	5.38%
Peter Downs(1)	32,193	*
Independent Directors:
Gregory Zink	8,327	*
Salvatore Mulia	67,473	*
Richard Salute	9,373	*
Executive Officers:
Jennifer Eddelson(1)	39,307	*
Michael Schwartz(1)	15,930	*
All current directors and executive officers as a group (8 persons)	1,181,014	6.30%

*
Less than 1% of total Common Shares outstanding as of June 25, 2018.

(1)
Includes restricted Common Shares awarded pursuant to the Amended and Restated 2014 Stock Incentive Plan (the “2015 Stock Plan”) as detailed in the Compensation Discussion and Analysis below.

Dollar Range of Equity Securities in the Company Beneficially Owned by Each Director:
Name of Director	Dollar Range of Equity Securities in Newtek Business Services Corp.(1)(2)
Interested Directors:
Barry Sloane	Over $100,000
Peter Downs	Over $100,000
Independent Directors:
Richard Salute	Over $100,000
Salvatore Mulia	Over $100,000
Gregory Zink	Over $100,000

(1)
Dollar ranges are as follows: None, $1 – 10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)
The dollar range of equity securities beneficially owned in us is based on the closing price for our Common Shares of  $19.92 on June 25, 2018 on the Nasdaq Global Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION
General
We have elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated for tax purposes as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if  (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities. At our Special Meeting of Stockholders on August 11, 2017, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below our then-current net asset value per share, subject to approval by our board of directors for the offering. The authorization expires on the earlier of August 11, 2018 or the date of our 2018 Annual Meeting of Stock holders, which was held on June 14, 2018. The Company intends to hold a Special Meeting of Stockholders in July 2018 so that stockholders may vote on a similar proposal to allow us to issue common stock at a discount to our NAV.
As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200% (or 150% under certain circumstances). On March 23, 2018, President Trump signed into law the 2018 omnibus spending bill, which included the Small Business Credit Availability Act that modified the 1940 Act by increasing the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%, if the following conditions are met: the BDC adopts a 150% asset coverage by either (1) a shareholder approval of more than 50% of the votes cast at a shareholder meeting at which a quorum is present, to become effective on the first day after the date of such approval; or (2) a vote of the majority of the non-interested directors of the BDC, to become effective on the date that is one year of the date of such approval; and (1) within five business days of such approval, the BDC makes disclosures regarding such approval in any filing submitted to the SEC and provides a notice on the BDC’s website; and the BDC makes additional disclosures in its periodic reports, including the amount of outstanding senior securities (and associated asset coverage ratio) it holds as of the date of the most recent financial statements included in the filing; information regarding the approval of the asset coverage percentage and the date of such approval; and the risk associated with holding senior securities described in the filing to the extent that such risk is incurred by the BDC. On April 27, 2018, the Board, including a “required majority” of the independent directors, approved application to the Company of the asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as modified by the Small Business Credit Availability Act. As a result, the Company’s asset coverage requirements for senior securities will change from 200% to 150%, effective April 27, 2019, unless shareholders approve a proposal to immediately change the ratio from 200% to 150%. See “Recent Developments.”
We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:
(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)
is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)
does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the BDC and has an affiliate of a BDC on its board of directors; or meets such other criteria as may be established by the SEC.

(2)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)
Securities received in exchange for or distributed on or with respect to securities described in (1) through (3) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)
Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.
Significant Managerial Assistance
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Qualifying Assets” above. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of  “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Our investment Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Warrants and Options
Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.
Senior Securities; Coverage Ratio
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% under certain circumstances) immediately after each such issuance. See above for more information. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% (or 150% under certain circumstances) after deducting the amount of such dividend, distribution, or purchase price. See above for more information. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Business And Structure — Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.” For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Business Structure — Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.”
Issuance of Shares Below Current Net Asset Value
At a Special Meeting of Stockholders on August 11, 2017, our common stockholders approved a proposal that allows us to issue common stock at a discount from our net asset value (“NAV”) per share, effective for a period expiring on the earlier of August 11, 2018 or the 2018 annual meeting of our stockholders. Our 2018 annual meeting of stockholders occurred on June 14, 2018. We have agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. The Company intends to hold a Special Meeting of Stockholders in July 2018 so that stockholders may vote on a similar proposal to allow us to issue common stock at a discount to our NAV.
For additional information see “Sale of Common Stock Below Net Asset Value.”
Code of Ethics
We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our code of ethics is also available on our website at www.NewtekOne.com.
Compliance Policies and Procedures
We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Mr. Michael Schwartz currently serves as our Chief Compliance Officer.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:
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pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Accounting Officer must certify the accuracy of the consolidated financial statements contained in our periodic reports;

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pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

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pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal controls over financial reporting; and

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pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
Proxy Voting Policies and Procedures
We vote proxies relating to our portfolio securities in a manner in which we believe is in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
Our proxy voting decisions are made by our senior lending team and our executive committee, which are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for information to: Chief Compliance Officer, 1981 Marcus Avenue, Suite 130, Lake Success,| NY 11042.
Exemptive Relief
On May 10, 2016, we received an order from the SEC for exemptive relief that, with the shareholders’ approval we received on July 27, 2016, allows us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. Specifically, the order permits us to (i) issue restricted stock awards to our officers, employees and directors, (ii) issue stock options to our non-employee directors, (iii) withhold shares of the Company’s common stock to satisfy tax withholding obligations relating to the vesting of restricted stock or the exercise of options that were granted to pursuant to the 2014 Plan or the Amended Stock Plan, and (iv) permit participants to pay the exercise price of Options that were granted to them pursuant to the 2014 Plan or will be granted to them pursuant to Amended Stock Plan with shares of Applicant’s common stock.

Other
We will be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Michael Schwartz to be our Chief Compliance Officer to be responsible for administering these policies and procedures.
Nasdaq Global Market Requirements
We have adopted certain policies and procedures intended to comply with the Nasdaq Global Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.
Regulation as a Small Business Lending Company
Our wholly owned subsidiary, NSBF, is licensed by the SBA as an SBLC that originates loans through the SBA 7(a) Program. The SBA 7(a) Program is the SBA’s primary loan program. In order to operate as a SBLC, a licensee is required to maintain a minimum regulatory capital (as defined by SBA regulations) of the greater of  (1) 10% of its outstanding loans receivable and other investments or (2) $1.0 million. In addition, a SBLC is subject to certain other regulatory restrictions.
The SBA generally reduces risks to lenders by guaranteeing major portions of qualified loans made to small businesses. This enables lenders to provide financing to small businesses when funding may otherwise be unavailable or not available on reasonable terms. Under the SBA 7(a) Program, the SBA typically guarantees 75% of qualified loans over $150,000. The eligibility requirements of the SBA 7(a) Program vary by the industry of the borrower and affiliates and other factors.
The SBA maintains PLP status to certain lenders originating SBA 7(a) Program loans based on achievement of certain standards in lending which are regularly monitored by the SBA. NSBF has been granted national PLP status and originates, sells and services small business loans. As a Preferred Lender, NSBF is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Designated PLP lenders are delegated the authority to process, close, service, and liquidate most SBA guaranteed loans without prior SBA review. PLP lenders are authorized to make SBA guaranteed loans, subject only to a brief eligibility review and assignment of a loan number by SBA. In addition, they are expected to handle servicing and liquidation of all of their SBA loans with limited involvement of SBA.
Among other things, SBLCs are required to: submit to the SBA for review a credit policy that demonstrates the SBLC’s compliance with the applicable regulations and the SBA’s Standard Operating Procedures for origination, servicing and liquidation of 7(a) loans; submit to the SBA for review and approval annual validation, with supporting documentation and methodologies, demonstrating that any scoring model used by the SBLC is predictive of loan performance; obtain SBA approval for loan securitization and borrowings; and adopt and fully implement an internal control policy which provides adequate direction for effective control over and accountability for operations, programs, and resources.
Pursuant to the SBA’s regulations, the SBA is released from liability on its guaranty of a 7(a) loan and may, in its sole discretion, refuse to honor a guaranty purchase request in full or in part, or recover all or part of the funds already paid in connection with a guaranty purchase, if the lender failed to comply materially with a program requirement; failed to make, close, service or liquidate the loan in a prudent manner; placed the SBA at risk through improper action or inaction; failed to disclose a material fact to the SBA in a timely manner; or misrepresented a material fact to the SBA regarding the loan. In certain instances, the SBA may require a specific dollar amount be deducted from the funds the SBA pays on the lender’s guaranty in order to fully compensate for an actual or anticipated loss caused by the lender’s actions or omissions. Such repair does not reduce the percent of the loan guaranteed by SBA or SBA’s pro-rata share of expenses or recoveries.

The SBA restricts the ability of an SBLC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBLC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBLC, whether through ownership, contractual arrangements or otherwise. SBLCs are periodically examined and audited by the SBA to determine compliance with SBA regulations.
In connection with our most recent examination by the SBA, we entered into a voluntary agreement with the SBA. We have adopted the agreement pursuant to our commitment to operate under the SBA’s regulations and the agreement formalizes many of the actions we have already taken to strengthen our operational procedures as they relate to our delegated lender authorities. Consistent with the terms of the agreement, we will expand NSBF’s board of managers and increase the number of independent members of the board, add at least one additional voting member to NSBF’s Credit Committee and take certain actions to demonstrate the sufficiency of NSBF’s liquidity. We also provided an account to bolster our liquidity position at NSBF. In relation to the rapid growth of our 7(a) loan portfolio, we continue to assess and develop our policies and procedures to facilitate the successful implementation of our business, liquidity and operations.

DETERMINATION OF NET ASSET VALUE
We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.
We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below.
Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.
Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our board of directors, does not represent fair value, which we expect may represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our Senior Lending Team and Executive Committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; and (iv) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith.
Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
The recommendation of fair value is generally based on the following factors, as relevant:
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the nature and realizable value of any collateral;

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the portfolio company’s ability to make payments;

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the portfolio company’s earnings and discounted cash flow;

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the markets in which the issuer does business; and

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comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:
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private placements and restricted securities that do not have an active trading market;

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securities whose trading has been suspended or for which market quotes are no longer available;

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debt securities that have recently gone into default and for which there is no current market;

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securities whose prices are stale;

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securities affected by significant events; and

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securities that our investment professional believe were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Future Offerings
In connection with future offerings of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:
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the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

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our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

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the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of its common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of its common stock within two days prior to any such sale to ensure that such sale will not be below its then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of its common stock to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
At a Special Meeting of Stockholders on August 11, 2017, our common stockholders approved a proposal that would allow us to issue common stock at a discount from our net asset value (“NAV”) per share, effective for a period expiring on the earlier of August 11, 2018 or the 2018 annual meeting of stockholders. Our 2018 annual meeting of stockholders took place on June 14, 2018. We have agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share.
In order to sell shares pursuant to any authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:
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find that the sale is in our best interests and in the best interests of our stockholders; and

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in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors considers a variety of factors, including matters such as:
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The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

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The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

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The relationship of recent market prices of common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

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Whether the estimated offering price would closely approximate the market value of our shares;

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The potential market impact of being able to raise capital during the current financial market difficulties;

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The nature of any new investors anticipated to acquire shares of common stock in the offering;

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The anticipated rate of return on and quality, type and availability of investments; and

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The leverage available to us.

Sales by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different set of investors:
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existing stockholders who do not purchase any shares of common stock in the offering;

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existing stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

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new investors who become stockholders by purchasing shares of common stock in the offering.

The Company intends to hold a Special Meeting of Stockholders in July 2018 so that stockholders may vote on a proposal to allow us to issue common stock at a discount to our NAV, subject to similar restrictions and conditions as discussed above.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of stockholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.
Impact on Existing Stockholders Who Do Not Participate in an Offering of Common Stock
Our existing shareholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risk of an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These shareholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating shareholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.
The examples assume that the issuer has 18,561,059 common shares outstanding, $559,899,000 in total assets and $280,627,000 in total liabilities. The current net asset value and net asset value per share are thus $279,272,000 and $15.05. The chart illustrates the dilutive effect on Shareholder A of  (1) an offering of 928,053 shares of common stock (5% of the outstanding shares of common stock) at $15.01 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 1,856,106 shares of common stock (10% of the outstanding shares of common stock) at $14.91 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 3,712,212 shares of common stock (20% of the outstanding shares of common stock) at $14.55 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 3,712,212 shares of common stock (20% of the outstanding shares of common stock) at $0.02 per share after offering expenses and commissions (a 100% discount from net asset value).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 20% Offering at 100% Discount
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$15.05	—	$14.26	—	$12.67	—	$0.02	—
Net Proceeds per Share to Issuer	—	$14.30	—	$13.55	—	$12.04	—	$0.02	—
Decrease to Net Asset Value
Total Shares Outstanding	18,561,059	19,489,112	5.00%	20,417,165	10.00%	22,273,271	20.00%	22,273,271	20.00%
Net Asset Value per Share	$15.05	$15.01	(0.26)%	$14.91	(0.93)%	$14.55	(3.35)%	$12.54	(16.67)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	185,611	185,611	—	185,611	—	185,611	—	185,611	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.83%	(16.67)%
Total Net Asset Value Held by Stockholder A	$2,793,439	$2,786,103	(0.26)%	$2,767,390	(0.93)%	$2,699,725	(3.35)%	$2,327,885	(16.67)%
Total Investment by Stockholder A (Assumed to be $15.05 per Share)	$2,793,439	$2,793,439	—	$2,793,439	—	$2,793,439	—	$2,793,439	—
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(7,336)	—	$(26,049)	—	$(93,714)	—	$(465,554)	—
Net Asset Value per Share Held by Stockholder A	$15.05	$15.01	—	$14.91	—	$14.55	—	$12.54	—
Investment per Share Held by Stockholder A (Assumed to be $15.05 per Share on Shares Held Prior to Sale)	$15.05	$15.05	—	$15.05	—	$15.05	—	$15.05	—
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.04)	—	$(0.14)	—	$(0.50)	—	$(2.50)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.26)%		(0.93)%		(3.35)%		(16.67)%
Impact on Existing Stockholders Who Do Participate in an Offering of Common Stock
Our existing shareholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating shareholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares of common stock such shareholders purchase increases. Existing shareholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing shareholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such shareholders purchases increases. Even a shareholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such shareholder does not participate, in which case such a shareholder will experience net asset value dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a shareholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 18,561,059 shares of common stock, which is 0.5% of an offering of 3,712,212 shares of common stock) rather than its 1.00% proportionate share and (2) 150% of such percentage (i.e. 55,683 shares of common stock, which is 1.5% of an offering of 3,712,212 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.
		50% Participation		150% Participation
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$12.67	—	$12.67	—
Net Proceeds per Share to Issuer	—	$12.04	—	$12.04	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	18,561,059	22,273,271	20.00%	22,273,271	20.00%
Net Asset Value per Share	$15.05	$14.55	(3.35)%	$14.55	(3.35)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	185,611	204,172	10.00%	241,294	30.00%
Percentage Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$2,793,439	$2,969,698	6.31%	$3,509,643	25.64%
Total Investment by Stockholder A (Assumed to be $15.05 per Share)	—	$3,028,676	—	$3,499,150	—
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(58,979)	—	$10,492	—
Net Asset Value per Share held by Stockholder A	$15.05	$14.83	(1.44)%	$14.50	(3.64)%
Investment per Share held by Stockholder A (Assumed to be $15.05 per Share on Shares Held Prior to Sale)	—	$14.55	—	$14.55	—
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.29)	—	$0.04	—
Percentage Dilution to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.99)%	—	0.30%
Impact on New Investors of Common Stock
Investors who are not currently shareholders and who participate in an offering of our common stock below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently shareholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new shareholder does not participate, in which case such new shareholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares of common stock in the offering as Shareholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.
		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$15.05	—	$14.26	—	$12.67	—
Net Proceeds per Share to Issuer	—	$14.30	—	$13.55	—	$12.04	—
Decrease to Net Asset Value
Total Shares Outstanding	18,561,059	19,489,112	5.00%	20,417,165	10.00%	22,273,271	20.00%
Net Asset Value per Share	$15.05	$15.01	(0.26)%	$14.91	(0.93)%	$14.55	(3.35)%
Dilution/Accretion to a New Investor
Shares Held by Investor A	185,611	9,281	—	18,561	—	37,122	—
Percentage Held by Investor A	1.00%	0.05%	—	0.09%	—	0.17%	—
Total Net Asset Value Held by Investor A	$2,793,439	$139,305	—	$276,739	—	$539,945	—
Total Investment by Investor A (Assumed to be $15.05 per Share)	$2,793,439	$139,672	—	$264,642	—	$470,474	—
Total Dilution to Investor A (Total Net Asset Value Less Total Investment)	—	$(367)	—	$12,097	—	$69,471	—
Net Asset Value per Share Held by Investor A	$15.05	$15.01	—	$14.91	—	$14.55	—
Investment per Share Held by Investor A (Assumed to be $15.05 per Share on Shares Held Prior to Sale)	$15.05	$15.05	—	$14.26	—	$12.67	—
Dilution per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)	—	$(0.04)	—	$0.65	—	$1.87	—
Percentage Dilution to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.26)%		4.57%		14.77%

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.
No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator by the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of  $15.00 plus a $0.10 per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-800-278-4353.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-800-278-4353.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
This summary does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:
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A citizen or individual resident of the United States;

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A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust which has made a valid election to be treated as a U.S. trust); or

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An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
As a BDC, we have elected to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2015 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a Regulated Investment Company
For any taxable year in which we:
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qualify as a RIC; and

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satisfy the Annual Distribution Requirement,

We generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of  (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
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continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

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diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our subsidiaries or other potential outside managed funds and certain other fees.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. The Company does not currently hold investments that have original issue discount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.
In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.
Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. In addition, under recently proposed regulations, income required to be included as a result of a QEF election would not be qualifying income for purposes of the 90% Income Test unless we receive a distribution of such income from the PFIC in the same taxable year to which the inclusion relates. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.
Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of  “qualifying income” from which a RIC must derive at least 90% of its annual gross income.
Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
In accordance with certain applicable Treasury regulations and published guidance issued by the IRS, a publicly offered RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, the lesser of  (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with modified adjusted gross incomes in excess of  $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of  $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2018 if certain disclosure requirements related to U.S. accounts are not satisfied.
Dividend Reinvestment Plan.   We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Taxation of Non-U.S. Stockholders
Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).
However, no withholding is required with respect to certain distributions if  (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.
Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.
The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or who are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Legislation commonly referred to as “FATCA” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or that reside in countries that have not entered into inter-governmental agreements with the U.S. to provide such information. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a Regulated Investment Company
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).
If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for non-corporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains. Certain such written disclosures will present a calculation of return of capital on a tax accounting basis. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to Maryland Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Stock
Our authorized stock consists of 200,000,000 shares of stock, par value $0.02 per share, all of which are initially designated as common stock. Our common stock is traded on the Nasdaq Global Market under the ticker symbol “NEWT.” Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of securities as of June 25, 2018:
(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.02 per share	200,000,000	—	18,666,651(1)

(1)
An equity compensation plan has been adopted to cover up to 3,000,000 shares, but no options have been awarded.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. Our charter also provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Options and Restricted Stock
From time to time, at the discretion of the Compensation, Corporate Governance and Nominating Committee, the Company intends to grant stock options to the named executive officers and other employees to create a clear and strong alignment between compensation and stockholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the company that will vest over time and act as an incentive for the employee to remain with the Company. Stock options may be granted pursuant to the Newtek Business Services Corp. 2014 Plan. See “Executive Compensation — Equity-Based Compensation” for a description of equity-based compensation.
On May 10, 2016, the SEC issued order for exemptive relief that, with the shareholders’ approval we received on July 27, 2016, allows us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, the SEC order permits us to (i) issue restricted stock awards to our officers, employees and directors and (ii) issue stock options to our non-employee directors.
We also may in the future request exemptive relief to permit us to grant dividend equivalent right to our option holders. However, there is no assurance that we will receive any such exemptive relief.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of  (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our board of directors is divided into three classes of directors serving staggered three-year terms. The first expires in 2018, the second class expires in 2019, and the third class expires in 2020. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least a majority of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.
Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.
Control Share Acquisitions
The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
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one-tenth or more but less than one-third;

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one-third or more but less than a majority; or

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a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and, after notification, the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
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any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
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80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.
If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% (or 33.33% under certain circumstances) of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.
For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:
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the designation and number of shares of such series;

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the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

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any provisions relating to convertibility or exchangeability of the shares of such series;

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the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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the voting powers, if any, of the holders of shares of such series;

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any provisions relating to the redemption of the shares of such series;

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any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
General
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
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the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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the title of such subscription rights;

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the exercise price for such subscription rights (or method of calculation thereof);

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the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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the number of such subscription rights issued to each stockholder;

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the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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any termination right we may have in connection with such subscription rights offering; and

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any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects
Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in the Company upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
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the title of such warrants;

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the aggregate number of such warrants;

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the price or prices at which such warrants will be issued;

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the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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the number of shares of common stock issuable upon exercise of such warrants;

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the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

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the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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whether such warrants will be issued in registered form or bearer form;

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if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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if applicable, the number of such warrants issued with each share of common stock;

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if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

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information with respect to book-entry procedures, if any;

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if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

The Company and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.
This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:
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the designation or title of the series of debt securities;

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the total principal amount of the series of debt securities;

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the percentage of the principal amount at which the series of debt securities will be offered;

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the date or dates on which principal will be payable;

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the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

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the terms for redemption, extension or early repayment, if any;

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the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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the provision for any sinking fund;

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any restrictive covenants;

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any Events of Default (as defined in “Events of Default” below);

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whether the series of debt securities are issuable in certificated form;

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any provisions for defeasance or covenant defeasance;

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any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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whether the debt securities are subject to subordination and the terms of such subordination;

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whether the debt securities are secured and the terms of any security interest;

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the listing, if any, on a securities exchange; and

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any other terms. The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% under certain circumstances) after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

No person from whom we borrow will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of our operating policies or investment strategies, as applicable.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders
Our obligations as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
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how it handles securities payments and notices;

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whether it imposes fees or charges;

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how it would handle a request for the holders’ consent, if ever required;

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whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

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how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

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if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security. The 6.25% Notes due 2023 and the 7.5% Notes due 2022 have been issued pursuant to a global note.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
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an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

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an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

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an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

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an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

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the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

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if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

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an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

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financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:
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we do not pay the principal of  (or premium, if any, on) a debt security of the series within five days of its due date;

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we do not pay interest on a debt security of the series within 30 days of its due date;

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we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

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we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

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we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

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the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

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any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if  (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
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you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

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the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

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the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

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the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Waiver of Default
Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than
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the payment of principal, any premium or interest; or

•
in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
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where we merge out of existence or sells substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

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the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•
we must deliver certain certificates and documents to the trustee; and

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we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:
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change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•
reduce any amounts due on a debt security;

•
reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•
adversely affect any right of repayment at the holder’s option;

•
change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•
impair your right to sue for payment;

•
adversely affect any right to convert or exchange a debt security in accordance with its terms;

•
modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•
reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•
reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•
change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•
if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of its covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•
for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•
for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•
for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent. Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:
•
we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•
we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•
no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•
satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•
we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•
we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•
we must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•
no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•
satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:
•
only in fully registered certificated form;

•
without interest coupons; and

•
unless we indicate otherwise in the prospectus supplement, in denominations of  $1,000 and amounts that are multiples of  $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of  (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of  (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of  (and premium, if any) and unpaid interest on:
•
our indebtedness (including indebtedness of others guaranteed by us) whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•
renewals, extensions, modifications and refinancings of any of this indebtedness. If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking
Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.
In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture
We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION
We may offer, from time to time, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the Nasdaq Global Market may engage in passive market making transactions in our common stock on the Nasdaq Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, we will generally not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer and Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219.
LEGAL MATTERS
Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by the counsel named in the applicable prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have selected RSM US LLP as our independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036. The consolidated financial statements of Newtek Business Services, Corp. as of and for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 have been audited by RSM US LLP.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and our securities being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.
We maintain a website at www.newtekone.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F

Street, N.E., Washington, D.C. 20549-0102. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

PAGE NO.
Index to Consolidated Interim Financial Statements
Condensed Consolidated Statements of Assets and Liabilities as of March 31, 2018 (Unaudited) and December 31, 2017	F-230
Condensed Consolidated Statements of Operations (Unaudited) for the three months ended March 31, 2018 and 2017	F-231
Condensed Consolidated Statement of Changes in Net Assets (Unaudited) for the three months ended March 31, 2018	F-232
Condensed Consolidated Statements of Cash Flows (Unaudited) for the three months ended March 31, 2018 and 2017	F-233
Consolidated Schedule of Investments as of March 31, 2018 (Unaudited) and December 31, 2017	F-234
Notes to Condensed Consolidated Financial Statements (Unaudited)	F-399

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
Newtek Business Services Corp. and Subsidiaries
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Newtek Business Services Corp. and Subsidiaries (the Company) as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 16, 2018, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017 and 2016, by correspondence with the borrowers or by other appropriate auditing procedures where replies from the borrowers were not received and with respect to controlled investments. We believe that our audits provide a reasonable basis for our opinion.
/s/ RSM US LLP
We have served as the Company’s auditor since 2013.
New York, New York
March 16, 2018

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
Newtek Business Services Corp. and Subsidiaries
Opinion on the Internal Control Over Financial Reporting
We have audited Newtek Business Services Corp. and Subsidiaries’ (the Company) internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.
We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of assets and liabilities of the Company, including the consolidated schedules of investments, as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2017, and our report dated March 16, 2018 expressed an unqualified opinion.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
Definition and Limitations of Internal Control Over Financial Reporting
A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company's assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ RSM US LLP
New York, New York
March 16, 2018

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In Thousands, except for Per Share Data)
	December 31,
	2017	2016
ASSETS
Investments, at fair value
SBA unguaranteed non-affiliate investments (cost of $287,690 and $219,784, respectively; includes $265,174 and $197,927, respectively, related to securitization trusts)	$278,034	$211,471
SBA guaranteed non-affiliate investments (cost of $22,841 and $10,262, respectively)	25,490	11,512
Controlled investments (cost of $59,898 and $41,001, respectively)	153,156	121,302
Non-control/non-affiliate investments (cost of $0 and $904, respectively)	—	904
Investments in money market funds (cost of $9 and $35, respectively)	9	35
Total investments at fair value	456,689	345,224
Cash	2,464	2,051
Restricted cash	18,074	20,845
Broker receivable	8,539	2,402
Due from related parties	2,255	3,748
Servicing assets, at fair value	19,359	16,246
Other assets	12,231	10,934
Total assets	$519,611	$401,450
LIABILITIES AND NET ASSETS
Liabilities:
Bank notes payable	$—	$5,100
Notes due 2022 (Note 8)	7,936	7,853
Notes due 2021 (Note 8)	39,114	38,767
Notes payable – Securitization trusts (Note 8)	162,201	118,122
Notes payable – related parties	7,001	1,400
Due to related parties	—	1,227
Deferred tax liabilities	8,164	5,983
Accounts payable, accrued expenses and other liabilities	16,866	13,904
Total liabilities	241,282	192,356
Commitments and contingencies (Note 9)
Net assets:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common stock (par value $0.02 per share; authorized 200,000 shares, 18,457 and 14,624 issued and outstanding, respectively	369	293
Additional paid-in capital	247,363	188,472
Undistributed net investment income	14,792	8,092
Net unrealized appreciation, net of deferred taxes	20,448	13,008
Net realized losses	(4,643)	(771)
Total net assets	278,329	209,094
Total liabilities and net assets	$519,611	$401,450
Net asset value per common share	$15.08	$14.30

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, except for Per Share Data)
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015
Investment income
From non-affiliate investments:
Interest income	$18,018	$11,158	$8,924
Servicing income	7,206	6,160	4,611
Other income	3,236	2,714	1,929
Total investment income from non-affiliate investments	28,460	20,032	15,464
From controlled investments:
Interest income	653	360	277
Dividend income	9,747	10,573	10,218
Other income	54	—	111
Total investment income from controlled investments	10,454	10,933	10,606
Total investment income	38,914	30,965	26,070
Expenses:
Salaries and benefits	19,292	15,234	12,753
Interest	11,397	8,440	6,479
Depreciation and amortization	402	296	326
Professional fees	3,009	3,274	3,053
Origination and servicing	5,871	6,046	4,331
Change in fair value of contingent consideration liabilities	(455)	—	—
Other general and administrative costs	7,279	6,935	5,313
Total expenses	46,795	40,225	32,255
Net investment loss	(7,881)	(9,260)	(6,185)
Net realized and unrealized gains (losses):
Net realized gain on non-affiliate investments	39,617	31,512	28,386
Net realized (loss) gain on controlled investments	(200)	108	5,473
Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments	1,398	1,035	(3,215)
Net unrealized (depreciation) appreciation on SBA unguaranteed non-affiliate investments	(1,342)	18	1,183
Net unrealized appreciation on controlled investments	12,957	11,337	12,250
Change in deferred taxes	(2,179)	(5,128)	(857)
Net unrealized depreciation on non-control/non-affiliate investments	—	(43)	(24)
Net unrealized depreciation on servicing assets	(3,394)	(2,269)	(1,268)
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	—	(5)	(7)
Net realized and unrealized gains	46,857	36,565	41,921
Net increase in net assets resulting from operations	$38,976	$27,305	$35,736
Net increase in net assets resulting from operations per share	$2.25	$1.88	$3.32
Net investment loss per share	$(0.45)	$(0.64)	$(0.57)
Dividends and distributions declared per common share	$1.64	$1.53	$4.45
Weighted average number of shares outstanding	17,327	14,541	10,770

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(In Thousands)
	December 31, 2017	December 31, 2016	December 31, 2015
Increase in net assets:
Net investment loss	$(7,881)	$(9,260)	$(6,185)
Net realized gains on investments	39,417	31,620	33,859
Net change in unrealized appreciation	7,440	4,945	8,062
Net increase in net assets resulting from operations	38,976	27,305	35,736
Distributions to common stockholders:
Dividends to common stockholders from net investment income	(24,866)	—	—
Distributions to common stockholders from net realized gains	(4,068)	(22,163)	(20,912)
Special dividend	—	—	(9,195)
Total distributions to common stockholders	(28,934)	(22,163)	(30,107)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	735	665	288
Stock-based compensation expense	963	578	—
Repurchase of common stock under share repurchase plan	—	(866)	—
Issuance of common stock in connection with investment in Premier Payments LLC	—	—	2,472
Issuance of common stock in connection with legal settlement	—	—	215
Issuance of common stock in connection with investment in International Professional Marketing, Inc.	1,000	—	—
Issuance of common stock in connection with investment in United Capital Source, LLC	500	—	—
Purchase of vested stock for employee payroll tax withholding	(667)	—
Issuance of common stock, net of offering costs	56,662	—	35,290
Net increase in net assets from capital share transactions	59,193	377	38,265
Other transactions:
Consolidation of Exponential Business Development Co., Inc. (Note 2)	—	(376)	—
Adjustment for 2014 offering costs	—	—	17
Consolidation of The Texas Whitestone Group, LLC and CCC Real Estate Holdings, LLC	—	—	(33)
Return of dividends related to common stock issued in connection with litigation settlement	—	2	—
Reversal of deferred tax asset	—	—	(2,870)
Distribution to members of Exponential of New York, LLC	—	—	(2,677)
Out of period adjustment related to BDC Conversion	—	—	(800)
Net decrease in net assets from other transactions	—	(374)	(6,363)
Total increase in net assets	69,235	5,145	37,531
Net assets at beginning of period	209,094	203,949	166,418
Net assets at end of period (includes $14,792 of undistributed net investment income)	$278,329	$209,094	$203,949
Common shares outstanding at end of period	18,457	14,624	14,509

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS – (continued)
(In Thousands)
	December 31, 2017	December 31, 2016	December 31, 2015
Capital share activity:
Shares issued under dividend reinvestment plan	44	58	17
Shares issued in connection with public offerings	3,727	—	2,300
Shares issued in connection with legal settlement	—	—	11
Shares issued in connection with investment in Premier Payments LLC	—	—	131
Shares issued in connection with investment in International Professional Marketing, Inc.	60	—	—
Shares issued in connection with investment in United Capital Source, LLC	29	—	—
Shares repurchased under share repurchase plan	—	(70)	—
Purchase of vested stock for employee payroll tax withholding	(39)	—	—
Shares issued in connection with special dividend	—	—	1,844
Restricted shares issued under Equity Incentive Plan, net of forfeitures	12	127	—
Net increase in common shares from capital share activity	3,833	115	4,303

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
	December 31, 2017	December 31, 2016	December 31, 2015
Cash flows from operating activities:
Net increase in net assets resulting from operations	$38,976	$27,305	$35,736
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net unrealized appreciation on controlled investments	(12,957)	(11,337)	(12,250)
Net unrealized (appreciation) depreciation on non-affiliate investments	(56)	(1,010)	2,056
Net unrealized depreciation on servicing assets	3,394	2,269	1,268
Realized losses (gains) on controlled investments	200	(108)	(5,473)
Realized gains on non-affiliate investments	(40,511)	(32,437)	(29,573)
Realized losses on non-affiliate investments	894	925	1,189
Allowance for doubtful accounts	1,397	—	—
Change in fair value of contingent consideration liabilities	(455)	—	—
Amortization of deferred financing costs	1,392	1,327	1,318
Deferred income taxes	2,179	5,128	857
Depreciation and amortization	402	296	326
Purchase of loans from SBA	(6,469)	(2,057)	(703)
Purchase of SBA 7(a) loan portfolio	(175)	—	—
Funding of controlled investments	(32,320)	(8,595)	(17,100)
Funding of non-control/non-affiliate investment	(3,255)	(1,020)	(2,200)
Funding of guaranteed non-affiliate SBA loans	(296,120)	(234,908)	(185,443)
Proceeds from sale of non-affiliate SBA loans	324,141	258,873	240,663
Funding of unguaranteed non-affiliate SBA loans	(89,762)	(74,239)	(57,053)
Distributions received from investments in excess of basis	100	108	5,473
Principal received from non-control/non-affiliate investment	3,255	751	353
Return of investment from controlled investments	50	535	3,746
Principal received from controlled investments	16,846	4,052	1,200
Payments received on SBA non-affiliate investments	27,035	22,106	20,086
Other, net	908	1,385	(188)
Changes in operating assets and liabilities:
Investment in money market funds	26	—	2,965
Broker receivable	(6,137)	29,681	(32,083)
Due to/from related parties	(1,131)	(158)	(2,477)
Other assets	(632)	(191)	5,013
Accounts payable, accrued expenses and other liabilities	2,374	2,708	1,725
Change in restricted cash	4,450	3,187	(12,655)
Capitalized servicing asset	(6,506)	(5,474)	(4,827)
Other, net	(19)	(14)	100
Net cash used in operating activities	(68,486)	(10,912)	(37,951)
Cash flows from investing activities:
Purchase of fixed assets	(446)	(375)	(105)
Proceeds from sale of intangible asset	—	—	407
Net cash (used in) provided by investing activities	(446)	(375)	302

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)
(In Thousands)
	December 31, 2017	December 31, 2016	December 31, 2015
Cash flows from financing activities:
Net borrowings on bank lines of credit	(5,100)	(24,000)	(4,756)
Proceeds from common shares sold, net of offering costs	56,662	—	35,290
Net borrowings (repayments) on related party line of credit	5,601	(4,247)	5,647
Repurchase of common stock under share repurchase plan	—	(866)	—
Payments on bank note payable	—	—	(9,167)
Proceeds from Notes due 2022	—	—	8,324
Proceeds from Notes due 2021	—	40,250	—
Payments on Notes Payable – Securitization Trusts	(31,036)	(24,379)	(19,993)
Issuance of Notes Payable – Securitization Trusts	75,426	53,444	32,029
Dividends paid	(28,198)	(27,300)	(15,111)
Special dividend paid	—	—	(9,195)
Change in restricted cash related to securitization	(1,678)	(1,163)	5,175
Additions to deferred financing costs	(1,664)	(2,695)	(1,409)
Exponential of New York, LLC distributions to members	—	—	(2,673)
Purchase of vested stock for employee payroll tax withholding	(667)	—	—
Other, net	(1)	(14)	(17)
Net cash provided by financing activities	69,345	9,030	24,144
Net increase (decrease) in cash and cash equivalents	413	(2,257)	(13,505)
Cash and cash equivalents – beginning of year	$2,051	$4,308	$17,813
Cash and cash equivalents – end of year	$2,464	$2,051	$4,308
Supplemental disclosure of cash flow activities:
Cash paid for interest	$9,996	$6,687	$4,617
Non-cash investing and financing activities:
Reduction of credits in lieu of cash and notes payable in credits in lieu of cash balances due to delivery of tax credits to Certified Investors	$—	$869	$1,394
Fixed assets acquired from tenant improvement allowance	$—	$1,288	$—
Foreclosed real estate acquired	$503	$447	$1,130
Dividends declared but not paid during the year	$—	$—	$5,802
Reversal of deferred tax asset	$—	$—	$2,870
Issuance of common shares in connection with investment in Premier Payments LLC	$—	$—	$2,472
Issuance of common shares in connection with investment in International Professional Marketing, Inc.	$1,000	$—	$—
Issuance of common shares in connection with investment in United Capital Source, LLC	$500	$—	$—
Issuance of common shares in connection with legal settlement	$—	$—	$215
Issuance of common shares under dividend reinvestment plan	$735	$665	$288
Out of period adjustment in connection with BDC Conversion	$—	$—	$800

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017
(In Thousands)
Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/29/2042	$281.2	$281.2	$286.1	0.10%
Best Choice Meats, Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/29/2027	65.0	65.0	65.1	0.02%
Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	11.3	11.3	9.8	—%
Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	861.3	861.3	876.0	0.31%
Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	643.8	643.8	623.7	0.22%
Landmark Ventures USA Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	12/22/2027	62.5	62.5	54.3	0.02%
^Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	12.0	12.0	10.4	—%
^Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	778.3	778.3	685.7	0.25%
^TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	15.8	15.8	13.7	—%
Gorilla Warfare LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2027	22.5	22.5	20.4	0.01%
^Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	50.0	50.0	47.3	0.02%
Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	13.8	13.8	13.0	—%
O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	3.8	3.8	3.6	—%
^Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	16.1	16.1	16.4	0.01%
Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	750.0	750.0	652.1	0.23%
Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	75.0	75.0	72.6	0.03%
Anderson Farms Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	1,250.0	1,250.0	1,098.6	0.39%
^Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	62.5	62.5	54.3	0.02%
Jacliff Investments Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	50.0	50.0	43.5	0.02%
^Street Magic Enterprise LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2027	87.8	87.8	84.2	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)
Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Tropical Stone LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	$187.5	$187.5	$191.8	0.07%
Ameco Forest Products LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	175.0	175.0	179.0	0.06%
DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	8.4	8.4	8.1	—%
^Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	188.8	188.8	201.1	0.07%
^CT Auto Spa LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2027	215.6	215.6	216.2	0.08%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2027	75.0	75.0	70.9	0.03%
^Auto Excellance of Fort Myers Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/19/2042	106.3	106.3	113.2	0.04%
^CZAR Industries, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	12/19/2027	262.5	262.5	243.1	0.09%
Best Quality Home Care LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/19/2027	8.0	8.0	6.9	—%
^Dr. Richard R. Rolle, Jr., PLLC dba Rolle Oral & Facial Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2027	125.0	125.0	117.3	0.04%
Neville Galvanizing, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2042	625.0	625.0	626.2	0.22%
^Ocean Trans LLC & Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2042	610.0	610.0	591.6	0.21%
^1-0 Granny’s Helpful Hands, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2027	22.5	22.5	19.7	0.01%
^Galaforo Construction and Companies LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2042	208.5	208.5	212.3	0.08%
^Crystal II Auto Glass Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/15/2027	15.0	15.0	13.1	—%
Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/15/2027	17.7	17.7	16.6	0.01%
^Galaforo Construction LLC and Paul M Galaforo, Jr.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2027	337.5	337.5	293.5	0.11%
^Legion Bowl, Inc & Legion Pub Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/15/2042	333.6	333.6	355.5	0.13%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	12/15/2027	62.5	62.5	58.6	0.02%
^Capital Containers LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2027	22.5	22.5	20.0	0.01%
^JMD Aviation Holdings, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2027	500.0	500.0	498.0	0.18%
^Peanut Butter & Co., Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2027	225.0	225.0	195.6	0.07%
Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2027	668.8	668.8	581.5	0.21%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KR Calvert & Co, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/14/2027	$468.0	$468.0	$408.6	0.15%
^Atlas Geo-Constructors, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/14/2027	304.0	304.0	290.0	0.10%
^LP Industries Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	75.0	75.0	72.1	0.03%
Beale Street Blues Company Inc. dba Beatle Street Blues Company, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	968.8	968.8	849.1	0.31%
^Hana Pastries Enterprises LLC dba Hana Kitchens, Hana Pastries, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	96.5	96.5	94.3	0.03%
^AADJ Empire Inc and AADJ Galaxy Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2042	181.3	181.3	179.0	0.06%
^Heung Kyun Im	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2027	15.5	15.5	13.4	—%
^Barcade Holdings, LLC, Barcade LLC, & Barcade New Haven LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	12/14/2027	125.0	125.0	109.7	0.04%
^Hardway Inc & AFC Leasing Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/13/2027	937.5	937.5	815.2	0.29%
^Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/13/2042	87.5	87.5	88.3	0.03%
Polymer Dynamics, Inc and Carl Bent	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2027	72.5	72.5	73.2	0.03%
^LPB Property Management Inc dba Wilderness View Cabins & Ellijay Cabin	Real Estate	Term Loan	Prime plus 2.75%	12/12/2042	100.0	100.0	105.9	0.04%
A-1 Van Services Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/12/2027	719.8	719.8	690.0	0.25%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/12/2027	462.5	462.5	437.6	0.16%
^Sky Way Enterprises, Inc, A-Liner-8-Aviation, Inc, Kissimmee Aviation	Air Transportation	Term Loan	Prime plus 2.75%	12/12/2027	500.0	500.0	434.8	0.16%
^Jai Ganeshai LLC, Mahiveera 1 LLC, Mahiveera 2 LLC & KSVP LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/12/2027	50.0	50.0	43.5	0.02%
^Big Picture Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/12/2027	375.0	375.0	339.7	0.12%
^The Ohio Valley Group Inc dba Ohio Valley Landscapes & Design	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/12/2027	15.0	15.0	13.5	—%
^Clear Sound Communications, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/8/2027	3.8	3.8	3.3	—%
^AV Strategy Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/8/2027	442.5	442.5	410.7	0.15%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/7/2027	$15.0	$15.0	$13.0	—%
^Kim Howard Corp dba NPN Machine Tools	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/7/2042	575.0	575.0	609.8	0.22%
^IHC Hardware Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/6/2042	100.0	100.0	97.5	0.04%
^Earth First Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/6/2027	75.0	75.0	74.3	0.03%
^ODS Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/6/2027	49.0	49.0	45.0	0.02%
^Driven Powersports, Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/6/2027	87.5	87.5	76.1	0.03%
^Affordable Auto Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2027	7.5	7.5	6.8	—%
^Healthcare Interventions, Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/4/2027	15.0	15.0	13.0	—%
Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	818.4	818.4	872.1	0.31%
^PS Camping Inc.	Accommodation	Term Loan	Prime plus 2.75%	12/1/2027	19.7	19.7	19.7	0.01%
^Linda Jean Howard Riley dba The Rusty Bolt Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/1/2042	21.0	21.0	22.4	0.01%
^Salud Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	56.3	56.3	49.2	0.02%
Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	6.4	6.4	6.6	—%
^Square 1 Partners, LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/1/2027	62.5	62.5	54.3	0.02%
^Fortress Verve Inc, Maurice R. Margules and Antonie C. Reinhard	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/30/2027	131.3	131.3	129.2	0.05%
^Frontier Sand LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2027	500.0	500.0	487.9	0.18%
^WTI Distribution Inc	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/30/2027	40.0	40.0	37.5	0.01%
^Create -A- Stitch, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2042	87.5	87.5	91.8	0.03%
^J. Venture Holdings, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2027	12.5	12.5	12.7	—%
^Skin Beauty Bar Inc. and Tameka J. Mathis	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2027	9.0	9.0	8.1	—%
^Clearwater Transportation LTD dba Thrifty Car Rental, Dollar Rent A Car	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/29/2027	172.5	172.5	153.3	0.06%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Our Playhouse Preschool, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	$235.0	$235.0	$250.4	0.09%
^OPH Lexington, Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	193.8	193.8	206.5	0.07%
Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	3.8	3.8	3.8	—%
Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	50.4	50.4	53.7	0.02%
^JMD Corporation dba Dart’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/22/2027	18.8	18.8	17.6	0.01%
^Webtez Inc dba Mod Vans	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/22/2027	70.0	70.0	61.2	0.02%
^Step Up Academy of the Arts, LLC	Educational Services	Term Loan	Prime plus 2.75%	11/22/2027	15.8	15.8	13.7	—%
PB Market LLC dba Pure Barre	Educational Services	Term Loan	Prime plus 2.75%	11/21/2027	108.5	108.5	94.5	0.03%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	22.5	22.5	21.1	0.01%
^Vision Collision Center LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2027	408.8	408.8	380.1	0.14%
^Grumpy’s Restaurant Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	71.1	71.1	62.0	0.02%
^Glencadia Corporation	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2027	3.8	3.8	3.3	—%
^B Lam LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/20/2042	181.3	181.3	188.1	0.07%
N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2027	410.0	410.0	356.5	0.13%
N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2042	176.3	176.3	160.8	0.06%
^TPE Midstream LLC, Dasham Company dba Sahm Co & S & S Ventures Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/17/2027	189.1	189.1	180.9	0.06%
^Maya Motel, LLC dba Town House Motel	Accommodation	Term Loan	Prime plus 2.75%	11/17/2042	57.0	57.0	60.7	0.02%
^Southern Specialty Contractor, LLC & Ronald David Holbrook Jr.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/17/2027	53.0	53.0	46.5	0.02%
^SSI Refrigerated Express Inc. and Robert M Stallone	Truck Transportation	Term Loan	Prime plus 2.75%	11/17/2027	64.0	64.0	56.9	0.02%
^Jacob’s Towing, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/17/2027	50.0	50.0	45.5	0.02%
^Ian Winterbotham dba Furnishing America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/17/2027	253.9	253.9	220.8	0.08%
^H & H Hotshot Services, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/16/2027	70.0	70.0	63.5	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	$60.1	$60.1	$55.1	0.02%
^J R Wholesale Tires & Auto Center, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/15/2042	13.5	13.5	14.4	0.01%
^Marcaco LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	11/15/2042	677.5	677.5	701.0	0.25%
^Auto Rx LLC, J&P Auto Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2042	196.3	196.3	207.2	0.07%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	216.0	216.0	229.7	0.08%
^GFA International Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/13/2027	93.8	93.8	95.9	0.03%
^Wing King at the Gardens LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2027	9.8	9.8	8.5	—%
^Linqserv Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/9/2027	617.5	617.5	581.9	0.21%
^Bobcatt Solutions, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/8/2027	95.0	95.0	88.8	0.03%
^Hofgard & Co, Inc dba Hofgard Benefits and James Marsh	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/8/2027	14.9	14.9	13.0	—%
^JNP Delivery Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/7/2027	112.5	112.5	104.0	0.04%
^Street Magic Enterprise LLC dba New Lisbon Travel Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/7/2042	420.0	420.0	428.8	0.15%
^His Loving Hands Christian Academy, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	11/6/2042	91.8	91.8	95.2	0.03%
^S & S Auto Body Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/3/2042	165.0	165.0	173.8	0.06%
^Sterling Campbell Insurance Agency, Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/3/2027	7.5	7.5	6.5	—%
^Top Quality Dent Service LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/2/2027	6.0	6.0	5.2	—%
^American Reclamation LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	11/1/2027	7.5	7.5	7.3	—%
^ Edge Studios Inc Radiant Yoga LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/1/2027	66.3	66.3	58.9	0.02%
Berza TLG, LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	24.3	24.3	21.9	0.01%
^Rachael Reel dba Rachel Reel Insurance Age	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/31/2027	7.5	7.5	6.5	—%
^The Five Lakes LLC	Educational Services	Term Loan	Prime plus 2.75%	10/30/2042	474.4	474.4	505.5	0.18%
^Die Hard Used Car Sales	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/30/2042	56.2	56.2	59.9	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hip Hop Style Inc dba Serene Haven	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/27/2027	$16.5	$16.5	$14.8	0.01%
^Blue Eagle Transport Inc, Golden Eagle Transport, Inc & Green Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	10/27/2027	37.3	37.3	33.4	0.01%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/27/2027	9.9	9.9	8.8	—%
^Ashore Ventures Inc dba PuroClean Professional Restoration	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2027	14.5	14.5	12.9	—%
^Cardinal Homes, Inc	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2027	108.8	108.8	110.9	0.04%
^Suzie LLC dba Tony D’s Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2042	87.4	87.4	91.6	0.03%
^White Walker LLC dba Frenchette	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2027	276.6	276.6	282.9	0.10%
^Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/25/2027	14.9	14.9	15.3	0.01%
^Schafer Fisheries Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	10/25/2027	34.9	34.9	35.7	0.01%
^The Jig, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2042	75.7	75.7	78.0	0.03%
^Action Physical Therapy Yoga and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/24/2027	22.4	22.4	21.6	0.01%
^Florida Apnea Diagnostics LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2027	155.3	155.3	137.6	0.05%
^Berens & Miller P. A.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/19/2027	149.1	149.1	129.7	0.05%
^Alpha Auto Sales, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/19/2027	79.5	79.5	81.3	0.03%
^Island Refrigeration & AC Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/18/2042	141.5	141.5	143.6	0.05%
Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	17.2	17.2	16.5	0.01%
^H and K Dry Cleaning LLC, Quintero Shopping Center LLC, Aqua Laundry	Electronics and Appliance Stores	Term Loan	7.75%	10/17/2042	66.8	66.8	71.2	0.03%
^Blueridge Armor LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/17/2027	8.2	8.2	7.6	—%
^Albas Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/13/2042	44.9	44.9	44.0	0.02%
^Cortez Landscaping, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/13/2027	19.1	19.1	17.6	0.01%
^Crawfordsville Fitness LLC dba Planet Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/13/2027	123.4	123.4	110.1	0.04%
^On Call Services LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	10/13/2027	17.9	17.9	18.3	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JD Ventures LLC and JD Roof Co LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/12/2027	$22.4	$22.4	$19.9	0.01%
Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	19.3	19.3	17.5	0.01%
^Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	18.6	18.6	18.1	0.01%
^Eye Optique Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/5/2027	14.9	14.9	13.0	—%
^Ains Holding Company LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	10/2/2027	80.8	80.8	72.1	0.03%
^Becky Lou Corp dba Rent A Center	Rental and Leasing Services	Term Loan	Prime plus 2.75%	10/2/2027	90.7	90.7	83.8	0.03%
^Dan Cline Transport Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2030	997.5	997.5	895.7	0.32%
^Lone Star Hardware and Home Decor, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/29/2027	71.7	71.7	62.6	0.02%
^Threads of Time LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/29/2042	137.2	137.2	137.7	0.05%
^Miechella Suzette Decker	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/29/2042	99.8	99.8	106.2	0.04%
^Harco Metal Products Inc	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	490.8	490.8	474.1	0.17%
^Chicago American Manufacturing LLC, Dockside Steel Processing, LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	1,249.3	1,249.3	1,276.6	0.46%
^Sashshel Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2042	212.0	212.0	225.8	0.08%
^Dr Richard Rolle JR, PLLC dba Rolle Oral & Facial Surgery PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/29/2042	873.9	873.9	871.8	0.31%
^Cagwin Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2042	324.2	324.2	339.1	0.12%
^Pets A Go Go LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/28/2042	197.6	197.6	204.1	0.07%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	548.6	548.6	549.6	0.20%
^Moreno Brother’s Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2027	14.8	14.8	12.9	—%
^National Media Services, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2027	18.5	18.5	16.1	0.01%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	382.0	382.0	382.8	0.14%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Nicholson Lumber Co Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/28/2030	$213.3	$213.3	$211.4	0.08%
^Complete Care IT LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2027	14.6	14.6	12.7	—%
^Technologist Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2027	429.4	429.4	410.0	0.15%
^Rollins Construction & Trucking LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2027	337.2	337.2	330.4	0.12%
^Inspirations Food Design, Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/26/2042	464.9	464.9	472.1	0.17%
^JPS Arthur Kill Rd Bakery Corp dba Aunt Butches of Brooklyn	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2027	22.2	22.2	19.5	0.01%
^KB Waterjet Cutting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2027	10.1	10.1	9.2	—%
^Magnation Corporation	Utilities	Term Loan	Prime plus 2.75%	9/22/2027	49.4	49.4	50.5	0.02%
^Sallee Pro-Custom Fabrication Shop LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/21/2027	8.9	8.9	9.1	—%
^Excel, RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	98.8	98.8	91.8	0.03%
^Denek Contracting Inc and Denek Leasing LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2042	209.5	209.5	223.1	0.08%
^Max Home Deliveries, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/20/2027	79.8	79.8	73.5	0.03%
CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	47.6	47.6	44.4	0.02%
^Sound Manufacturing, Inc. & Monster Power Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	197.8	197.8	188.3	0.07%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	162.1	162.1	162.0	0.06%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	390.8	390.8	384.2	0.14%
^Alexander Pierce Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2042	623.4	623.4	626.8	0.23%
^NY Tent LLC & NY Tent Parent, LLC dba Tent Company of New York	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/20/2027	1,015.5	1,015.5	974.1	0.35%
^Imagine By Carleen, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2027	7.4	7.4	7.2	—%
^Commonwealth Diagnostics International, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	1,250.0	1,250.0	1,277.5	0.46%
^Venus Pizza, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2042	91.0	91.0	96.9	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Insight Diagnostic Technologist Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	$299.4	$299.4	$270.7	0.10%
^CIS Big Dog, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/19/2027	60.5	60.5	60.8	0.02%
^Stone’s Construction and Remodeling, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/19/2027	5.2	5.2	4.5	—%
^Party By Design Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2042	1,203.7	1,203.7	1,199.5	0.43%
^Li Family Spokane LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2042	383.5	383.5	398.4	0.14%
^SD Kickboxing LLC dba CKO Kickboxing Dan Diego	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/15/2027	39.5	39.5	35.9	0.01%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	9/15/2027	61.8	61.8	57.0	0.02%
^Inglis Food Mart Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/15/2027	22.2	22.2	22.2	0.01%
^Clinton Food Market LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/15/2042	262.2	262.2	264.4	0.09%
^Tarleton & Family Landscaping, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/15/2027	82.8	82.8	74.3	0.03%
^Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/13/2027	327.6	327.6	284.6	0.10%
^Fox Valley Rentals & Investments, LLC	Food Services and Drinking Places	Term Loan	Prime plus 3.75%	9/13/2027	7.4	7.4	7.5	—%
^Nails By Mercede LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2027	14.1	14.1	13.2	—%
^Town & Country Transportation Co. and Popco, LLC.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/12/2042	168.3	168.3	179.3	0.06%
^Rajbai Maa Inc. dba Nara Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2042	387.1	387.1	378.7	0.14%
^Morgan Lynn Kerstetter dba Catherine School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/11/2027	7.4	7.4	7.6	—%
^Health & Performance Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2027	20.2	20.2	17.5	0.01%
^Foxtail, LLC and Tottly New Services Corp	Social Assistance	Term Loan	Prime plus 2.75%	9/8/2042	290.5	290.5	294.0	0.11%
^Desert Ribs, LLC and Famous Charlie, LLC and Famous Freddie, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/8/2042	1,250.0	1,250.0	1,191.0	0.43%
^Echelon Planning Group, LLC dba Echelon Financial Services	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/8/2027	7.4	7.4	7.3	—%
^Crazy Beatz Productions LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 3.75%	9/7/2027	5.3	5.3	4.9	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^South Fulton Landscape & Nursery, Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/7/2042	$99.8	$99.8	$106.2	0.04%
^Dreaming Big Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	9/5/2042	367.8	367.8	371.9	0.13%
^Big Coop’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/1/2027	98.8	98.8	93.4	0.03%
^Blue Eagle Transport Inc, Greeneagle Transport Inc & Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/31/2027	376.7	376.7	336.9	0.12%
^Evernook Valley Milk LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	8/31/2042	640.1	640.1	643.7	0.23%
^Bark Life, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/31/2027	22.1	22.1	19.2	0.01%
^The Pink Alli, LLC dba The Alli	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/30/2027	17.7	17.7	15.9	0.01%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	697.4	697.4	636.6	0.23%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	547.9	547.9	500.2	0.18%
^Parlay Disributors LLC	Educational Services	Term Loan	Prime plus 2.75%	8/25/2027	110.5	110.5	97.5	0.04%
^Lake County Tow LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/25/2042	87.2	87.2	87.6	0.03%
^InUSA Ventures Inc dba InUSA Services	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	8/24/2027	24.6	24.6	21.3	0.01%
^Genuine Ventures LLC and Seaweed Ventures LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/24/2030	551.0	551.0	519.3	0.19%
^R & R Strength & Conditioning Corp dba Crossfit Light House Point	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/23/2042	82.2	82.2	87.5	0.03%
^Delicias de Minas Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/22/2027	203.0	203.0	199.5	0.07%
^The Holder Grooup LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2027	7.4	7.4	6.4	—%
^L&V Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/21/2027	17.7	17.7	18.1	0.01%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	16.2	16.2	14.1	0.01%
^Damiano Global Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	22.1	22.1	20.9	0.01%
^Tier1Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/18/2027	18.4	18.4	16.6	0.01%
^Tony Herring & Associates, Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	8/17/2027	7.4	7.4	6.4	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Chester’s World Enterprise LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/16/2027	$22.1	$22.1	$20.1	0.01%
^D’Amato & Sons Construction, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/11/2027	8.1	8.1	7.4	—%
^HTP LLC dba Hot Tomatoes Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2027	11.1	11.1	10.4	—%
^Roundhay Partners LLC and Roundhay Farming LLC	Crop Production	Term Loan	Prime plus 2.75%	8/8/2042	909.1	909.1	837.7	0.30%
^Splashlight LLC, Splashlight Photographic and Digital Studios, LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	8/7/2027	491.2	491.2	442.3	0.16%
^L & J Corporate Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/4/2027	7.3	7.3	6.4	—%
^Furniture Masters Limited Liability Company	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/3/2027	8.8	8.8	7.7	—%
^HMG Strategy LLC,	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/2/2027	49.1	49.1	42.7	0.02%
^Bowl Mor LLC dba Bowl Mor Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/31/2027	7.3	7.3	6.4	—%
^Hope Health Care, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	7/31/2027	10.3	10.3	8.9	—%
^Royal Blue Investments, Inc. and Cleland Pharmacy LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	7/31/2042	52.7	52.7	55.1	0.02%
^Raffi’s Inc dba Atlantic Auto Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/31/2027	13.9	13.9	13.9	—%
^Sharon G McMillen, MA Psychologist, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/28/2027	18.2	18.2	15.8	0.01%
^Work of Heart Inc. dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/28/2027	50.0	50.0	43.7	0.02%
^HQTRONIC LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/27/2027	22.0	22.0	19.1	0.01%
^Oberon IT, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/26/2027	213.6	213.6	196.7	0.07%
^Gilles Peress Studio LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2027	61.0	61.0	53.0	0.02%
^Ocean Trans LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/21/2027	36.6	36.6	31.8	0.01%
^Obok LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/21/2027	11.7	11.7	11.0	—%
^Lil Tots’ Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/21/2042	47.3	47.3	47.6	0.02%
^Nova Solutions, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/19/2027	24.4	24.4	24.0	0.01%
^Webb Eye Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/19/2027	72.4	72.4	69.2	0.02%
^Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 3.75%	7/19/2027	7.3	7.3	7.6	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Aitheras Aviation Group, LLC, Aitheras Aviation Group, LLC	Air Transportation	Term Loan	Prime plus 2.75%	7/18/2027	$805.2	$805.2	$704.2	0.25%
^Wildflour Bakery & Cafe, LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/17/2027	22.0	22.0	22.5	0.01%
^Florida Home and Kitchen LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/14/2027	11.7	11.7	10.2	—%
^Koep Companies dba Pipestone True value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/14/2042	324.9	324.9	320.7	0.12%
^Rocks Auto Exchange LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/13/2027	14.6	14.6	12.7	—%
^McCord Holdings, Inc. dba Fast Signs 176101	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/7/2027	18.3	18.3	16.3	0.01%
^Thrifty Market Inc dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/6/2027	100.1	100.1	91.1	0.03%
^New Chicago Wholesale Bakery Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	14.6	14.6	13.9	—%
^Safeguard Construction Company, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	6/30/2027	74.0	74.0	63.5	0.02%
^The Country House Restaurant, LLC and Pelton Real Estate, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	49.7	49.7	51.5	0.02%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	74.0	74.0	75.3	0.03%
^J. T. O’Neill Company, L.L.C	Real Estate	Term Loan	Prime plus 2.75%	6/30/2027	14.6	14.6	12.5	—%
^Hamilton & Associates Real Estate and Investments Firm LLC	Real Estate	Term Loan	Prime plus 2.75%	6/30/2042	53.7	53.7	54.5	0.02%
^BQRS, Inc. DBA Gresham Meineke Car Care Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2027	60.7	60.7	53.2	0.02%
^JWH Designs, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2027	103.1	103.1	88.5	0.03%
^Veola’s Day Spa and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2027	8.9	8.9	8.0	—%
^J&M Civil Construction Services LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2027	97.2	97.2	83.4	0.03%
^Best Bees Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	6/29/2027	21.8	21.8	18.7	0.01%
^Greensboro Plastic Surgical Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2042	574.7	574.7	572.1	0.21%
^Ocean Trans LLC and Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2027	584.7	584.7	502.0	0.18%
^HG Ventures, Inc. dba Diamond Head Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2030	988.2	988.2	857.9	0.31%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Malhame & Company Publishers & Importers Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/29/2027	$87.5	$87.5	$75.2	0.03%
^Intellixion LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/29/2027	3.6	3.6	3.1	—%
^Steigelbauer Associates Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2027	299.9	299.9	305.3	0.11%
^Miguel Fernando Borda PA dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2027	49.4	49.4	44.2	0.02%
^Oakhill Farms, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2030	98.0	98.0	100.2	0.04%
^ElKareh Brothers Investment, LLC, Best Choice Meats Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2027	435.5	435.5	443.3	0.16%
^Foxhop Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/28/2027	90.3	90.3	78.4	0.03%
^Akal Express Inc. dba Truck Trailer Service Stop	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/28/2042	59.6	59.6	62.0	0.02%
^Old Dominion Transportation Group, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/28/2027	1,099.8	1,099.8	966.4	0.35%
^Citibin, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/27/2027	121.3	121.3	104.2	0.04%
^Auxiliary Systems Inc., Sharrick Company, LLC & KMN, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/27/2030	240.3	240.3	239.6	0.09%
^WB Cleaners Inc. DBA $2.75 Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/27/2027	21.8	21.8	21.5	0.01%
^Ains Holding Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2027	1,141.1	1,141.1	1,003.3	0.36%
^Four Seasons Laser Center Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/26/2042	216.3	216.3	216.7	0.08%
^Rustic LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/23/2042	18.6	18.6	16.8	0.01%
^Vella Construction Enterprises, Inc. dba Vella Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	6/23/2027	21.8	21.8	18.7	0.01%
^Northern Industries, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/23/2042	57.4	57.4	60.8	0.02%
^Birches Group, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2027	48.5	48.5	41.7	0.01%
^Tarver-Henley Inc. and Tar-Hen LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2042	317.9	317.9	316.7	0.11%
^704 Meat Center Inc. dba El Mercado and La Plaza Mercado	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/20/2042	173.9	173.9	180.6	0.06%
^Sanabi Investment, LLC dba Oscar’s Moving and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2027	120.4	120.4	109.1	0.04%
^Scarlet Spartan Inc. dba FastSigns of Brighton	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/19/2027	54.0	54.0	47.6	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Don G. Timpton DDS & Associates PA and Indsaad Properties, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/16/2042	$397.4	$397.4	$383.2	0.14%
^JAM Media Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/15/2027	60.7	60.7	52.1	0.02%
^All Regional Recyclers of Wood LLC dba ARROW, Superior Carting, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/15/2042	312.0	312.0	309.3	0.11%
^Tele Tax Express Inc., El Rancho Paiso, LLC and Nestor Romero	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2042	91.9	91.9	95.0	0.03%
^Susan Hughes dba Aloha Junction B and B	Accommodation	Term Loan	Prime plus 2.75%	6/14/2042	61.6	61.6	65.4	0.02%
^ESA 365 Corp and Lucathor Realty LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2042	22.4	22.4	22.7	0.01%
^Hull’s Kitchen, LLC and HK Too, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/14/2042	95.8	95.8	101.0	0.04%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/12/2027	115.2	115.2	108.3	0.04%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/8/2027	3.4	3.4	2.9	—%
^Earth First Recycling, LLC and 191 Clark Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2027	344.7	344.7	345.5	0.12%
^Skydive California, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2027	53.4	53.4	54.3	0.02%
^SCW, LLC dba Arthur Murray Dance Studio	Educational Services	Term Loan	Prime plus 2.75%	6/2/2042	145.0	145.0	145.7	0.05%
^Speaker City, Inc. and Speaker Town, LLC dba Rollin Thunder	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/1/2042	45.4	45.4	46.4	0.02%
^Impact Grounds Maintenance and Design, Inc. dba Impact Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/31/2042	78.9	78.9	82.2	0.03%
^Ricnet III, Inc. dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/31/2027	14.3	14.3	12.5	—%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	5/31/2027	21.7	21.7	18.9	0.01%
^Funtime, LLC and Universal Entertainment Group LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/31/2027	63.9	63.9	55.8	0.02%
^Haroon Baig, Inc. dba US1 Petrol	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2042	261.9	261.9	277.8	0.10%
^Chet Lemon Enterprises LLC dba All American Sports	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/26/2042	786.2	786.2	833.9	0.30%
Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	81.9	81.9	86.9	0.03%
^Eagle Wood Works LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	5/26/2027	11.6	11.6	10.6	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hurricane Group, Inc.	Other Information Services	Term Loan	Prime plus 2.75%	5/26/2027	$72.3	$72.3	$62.1	0.02%
^Mitchell Auto Repair, LLC and and C&M Mitchell, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/26/2042	192.7	192.7	197.9	0.07%
^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/25/2027	205.7	205.7	193.9	0.07%
^Beyond Waves A Unique Salon LLC and Lori Ann Carlson	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2027	14.5	14.5	12.6	—%
^Jung Design Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2027	8.7	8.7	7.5	—%
^Abdul Naushad MD PC dba Advanced Pain Centers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/25/2042	390.6	390.6	403.4	0.14%
^Locavore LLC dba Paloma Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2027	48.2	48.2	43.0	0.02%
^Shaffer Automotive Repair, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/24/2030	133.5	133.5	125.0	0.04%
^Juliador Resources LLC DBA Cue Hair Salon and Skin Care	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/24/2027	21.9	21.9	18.8	0.01%
^Innovim, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2027	325.4	325.4	279.4	0.10%
^Southeast Recycling, LLC and Southeast Land Holdings LLC dba 67 Motor	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/23/2042	179.9	179.9	189.1	0.07%
^Gill Express Inc. and Gill Express 2 LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/23/2042	336.1	336.1	333.7	0.12%
^Prestige Construction of Florida, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/23/2042	333.7	333.7	326.0	0.12%
^Enfield Tractor & Equipment Co	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/19/2027	285.9	285.9	274.2	0.10%
^PS Camping, Inc. dba Prospectors RV Resort	Accommodation	Term Loan	Prime plus 2.75%	5/19/2042	255.7	255.7	269.8	0.10%
^GEM2K, LLC dba Precision Precast Group	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/19/2027	156.7	156.7	140.4	0.05%
^Hayden Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	253.2	253.2	233.5	0.08%
^Tres K Deli, Grocery, Fruit and Meat Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/19/2027	8.0	8.0	7.4	—%
^ Iron Men Home Repair, Inc. and Ironmen House Lifting Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/19/2042	577.9	577.9	585.9	0.21%
^J Harris Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	18.8	18.8	17.9	0.01%
^New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2027	145.4	145.4	129.7	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bay Car Wash LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2042	$119.8	$119.8	$121.8	0.04%
^Waterford Plumbing Co, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2027	48.2	48.2	42.2	0.02%
^Mr. B’s Bicycles & Mopeds, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/18/2042	145.6	145.6	146.8	0.05%
^Computech Computers Inc.	Educational Services	Term Loan	Prime plus 2.75%	5/17/2027	48.2	48.2	41.4	0.01%
^Arco Electrical Contractors Inc. dba Arco Construction Group	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/16/2027	347.9	347.9	319.7	0.11%
^Batter & Company, LLC dba Batter Co. Dessert Collection	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/16/2027	51.8	51.8	45.5	0.02%
^5 Stars Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	5/16/2042	61.3	61.3	61.9	0.02%
^Band Sawn Lumber, LLC and Nathan Ryan Adams	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	5/15/2042	112.8	112.8	111.6	0.04%
^Keys Armored Express, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/12/2027	38.6	38.6	34.6	0.01%
^Sanderson Distribution Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/12/2027	10.1	10.1	8.7	—%
^SG Linke LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/12/2027	106.3	106.3	104.7	0.04%
^B G F Bobby Q’s Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2027	7.2	7.2	7.1	—%
^Estelle Finkel Educational Associates, LLC	Educational Services	Term Loan	Prime plus 2.75%	5/11/2027	115.1	115.1	98.8	0.04%
^Labmates, LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	5/10/2027	96.4	96.4	92.3	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2027	85.3	85.3	76.7	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2042	21.7	21.7	20.4	0.01%
^Innovation Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/9/2027	75.3	75.3	71.8	0.03%
^1872 Rosecrans, LLC dba Goodbar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/9/2027	61.5	61.5	53.2	0.02%
^Arclay, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/5/2030	142.6	142.6	131.4	0.05%
^Benchmark Building, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	5/5/2027	21.7	21.7	18.6	0.01%
^Cable Management LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/3/2027	57.5	57.5	54.0	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Fine Arts Center of Easley, Inc. dba Midtown Music	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/2/2042	$115.7	$115.7	$122.8	0.04%
^Zahmel Restaurant Suppliers Corp dba Cash & Carry; Zahners Hardware	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/28/2027	85.0	85.0	74.0	0.03%
^Love and Glory Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	4/28/2042	77.3	77.3	77.1	0.03%
^Georgia Productions Services LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/28/2027	87.4	87.4	80.3	0.03%
^JMA Inc. dba Primecut and Mezzo; Primecut at Marquee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	220.4	220.4	233.8	0.08%
Sneads Ferry Foods, Inc. dba DQ Grill & Chill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	617.7	617.7	614.8	0.22%
^Asheville’s Fun Depot, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2027	83.9	83.9	85.4	0.03%
^Carl Joseph Johnston dba Viking Transport	Truck Transportation	Term Loan	Prime plus 2.75%	4/26/2027	31.2	31.2	29.6	0.01%
^Resident Research, LLC	Other Information Services	Term Loan	Prime plus 2.75%	4/24/2027	84.6	84.6	72.6	0.03%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/21/2027	7.2	7.2	6.4	—%
^Ralph’s Hair Salon, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/21/2042	49.5	49.5	50.6	0.02%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/20/2027	133.3	133.3	114.5	0.04%
^MJ and M Home Improvements LLC DBA House Doctors	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2027	19.7	19.7	17.2	0.01%
^Condron Brothers LLC DBA Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/19/2027	114.6	114.6	103.5	0.04%
^Affordable Auto Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/17/2027	12.2	12.2	11.3	—%
^Carpeteria (Markarian) Co.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/13/2027	127.3	127.3	126.6	0.05%
^Bloomer Machine & Fab, Inc and Dale Stertz Properties	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/13/2042	203.6	203.6	210.9	0.08%
^Butternuts Beer and Ale LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/12/2027	70.7	70.7	71.9	0.03%
^Citizens Lanes, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	614.9	614.9	651.8	0.23%
^The Altitude Group, LLC and Core Home Security, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2027	47.7	47.7	40.9	0.01%
^Golden Hen Inc. dba Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2027	61.8	61.8	53.7	0.02%
^Shelter Harbor Inn, Inc.	Accommodation	Term Loan	Prime plus 2.75%	3/31/2042	205.8	205.8	218.2	0.08%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Landmark Ventures USA, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/31/2027	$178.8	$178.8	$153.4	0.06%
^MIT LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/31/2042	86.8	86.8	92.0	0.03%
^Applied Integrated Technologies, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/31/2027	119.3	119.3	102.3	0.04%
^Bear Trail Lodge LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	548.0	548.0	574.2	0.21%
^KWG Industries LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2027	28.6	28.6	28.1	0.01%
^Sea Smoke Barbeque, Corp and Danwen LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2042	233.4	233.4	236.7	0.09%
^Signature Rooms, Inc dba Gallery Furniture	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/30/2042	491.7	491.7	517.6	0.19%
^Schafer Fisheries Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/30/2042	247.1	247.1	261.9	0.09%
^Discount Price, LLC dba Robert’s Market	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2042	204.6	204.6	209.3	0.08%
^Douglas K. Soderblom. dba Loma Linda Optometry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2027	95.4	95.4	86.2	0.03%
^First Sail Group Inc. and Omen Board Industires LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2027	19.1	19.1	17.6	0.01%
^Gauri Hospitality Group LLC dba Microtel Inns & Suites by Wyndham	Accommodation	Term Loan	Prime plus 2.75%	3/29/2042	1,047.6	1,047.6	1,102.0	0.40%
^H and H Hotshot Services, Inc. dba AA Hotshot & Logistics	Couriers and Messengers	Term Loan	Prime plus 2.75%	3/29/2030	94.5	94.5	82.0	0.03%
^American Pharmaceutical Innovation Company, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	3/28/2027	28.6	28.6	24.6	0.01%
^Heil & Hornik LLC dba Elysium Tennis	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2042	921.7	921.7	926.9	0.33%
Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	410.9	410.9	435.5	0.16%
^Ericon Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	3/24/2027	59.6	59.6	57.6	0.02%
^Robert Dixon PA dba Law Offices of Robert Dixon	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/24/2042	422.8	422.8	445.2	0.16%
^Denton Bio Fuels LLC and American Bio Source LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2027	56.5	56.5	51.6	0.02%
^Color Graphic Press, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2027	114.4	114.4	116.4	0.04%
JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	85.3	85.3	86.0	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Executive Fitness & Nutrition Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2027	$19.3	$19.3	$19.0	0.01%
^Baton Rouge Cargo Services Inc. and 6507 Westport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/22/2042	637.8	637.8	659.9	0.24%
^Vehicle Safety supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/21/2027	21.5	21.5	18.4	0.01%
^J Sivilis LLC dba Pet Wants	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/17/2027	11.7	11.7	10.4	—%
^The Purple Cow House of Pancake Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2042	159.9	159.9	169.5	0.06%
^Reservoir International LLC	Educational Services	Term Loan	Prime plus 2.75%	3/16/2027	95.4	95.4	88.7	0.03%
^Texcor, Inc. dba Texas Corral, Texas Coral Restaurants II, Inc. T.C. of	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2027	287.0	287.0	291.9	0.10%
Alive Design, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/13/2027	22.0	22.0	18.8	0.01%
^1MTX LLC and Sunrise Transportation and Logistics, LLC and Mustafa M	Truck Transportation	Term Loan	Prime plus 2.75%	3/13/2027	671.0	671.0	575.5	0.21%
^Dwayne Bernard Tate	Truck Transportation	Term Loan	Prime plus 2.75%	3/10/2027	10.0	10.0	9.2	—%
^Elegant Occasions, LLC dba E Productions	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/10/2042	584.4	584.4	590.8	0.21%
^Anthony LLC dba Star of Woodward Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/9/2042	114.2	114.2	121.1	0.04%
^E & P Holdings 1 LLC and Evans & Paul Unlimited Corp.	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/9/2027	119.2	119.2	104.7	0.04%
^Allegro Assisted Living Of Texas	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	3/6/2027	91.6	91.6	93.1	0.03%
^Robbie E. Bakery and Cafe LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2027	59.6	59.6	51.1	0.02%
^Podium Auto Sales Inc and RRS Property, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/3/2042	90.0	90.0	90.3	0.03%
^SSI Refrigerated Express Inc. and Robert M Stallone dba SSI Express	Truck Transportation	Term Loan	Prime plus 2.75%	2/28/2027	223.2	223.2	191.4	0.07%
^Weeping Willow Kennels, Inc and Aileen N Black	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2042	138.7	138.7	142.2	0.05%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2027	91.2	91.2	81.7	0.03%
^Total Document Solutions Inc and, TDS Services, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/27/2030	301.5	301.5	278.2	0.10%
^Teracore Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	155.1	155.1	133.0	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^John Finn Associates LLC, Greenslate LLC, Finn Technology, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	$639.5	$639.5	$616.1	0.22%
^McNally Enterprises Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/27/2027	61.6	61.6	55.1	0.02%
^B & J Bicycle Shop Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/24/2027	14.2	14.2	14.5	0.01%
^TMJ Pizza Mesa LLC dba Rosati’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/24/2027	101.8	101.8	95.2	0.03%
^3W Enterprises LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/24/2042	80.9	80.9	81.9	0.03%
^Victorian Restaurant and Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2042	106.4	106.4	105.3	0.04%
^DER Services, LLC dba A.K.A. Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/17/2042	39.7	39.7	42.0	0.02%
^Bike Slug, LLC, Bike Slug Holdings Inc. and Seven Rivers Group, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/17/2027	18.5	18.5	15.8	0.01%
^Ameritube, LLC and Ravone Properties, LLC	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/14/2042	183.3	183.3	194.3	0.07%
^R&S Barnes Enterprises, Inc. dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2027	88.8	88.8	77.2	0.03%
^Baton Rouge Cargo Services Inc. and 2808 Court Street, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	2/10/2042	245.1	245.1	253.7	0.09%
^Sushiya Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/10/2027	17.8	17.8	15.8	0.01%
^Select Propane & Fuel Inc. and Select Fuel & Convenience LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2030	1,208.1	1,208.1	1,114.5	0.40%
^Maximo Canot dba Wash and Dry Laundrymat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2042	136.3	136.3	141.5	0.05%
^Marvic Enterprises Inc dba Jordan’s Liquor	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/10/2042	216.9	216.9	223.0	0.08%
^Harrison Logging Company LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	2/9/2027	100.7	100.7	91.5	0.03%
^8 Minute Oil Change Auto Repair & Tire Center and Jumir L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/7/2042	324.7	324.7	321.8	0.12%
^Christopher Borgia	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2027	12.2	12.2	10.7	—%
^Splashlight LLC, Splashlight Photographic & Digital Studios LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	2/2/2027	710.7	710.7	633.5	0.23%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/1/2042	183.2	183.2	181.7	0.07%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Brandco, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/31/2027	$41.2	$41.2	$35.3	0.01%
^Chidlren’s House Learning, Inc and Tarps Investment Group	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2042	318.3	318.3	321.5	0.12%
AP6 LLC and Amishp LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	107.1	107.1	113.5	0.04%
^Fave Realty, Inc.	Real Estate	Term Loan	Prime plus 2.75%	1/30/2042	53.9	53.9	55.1	0.02%
^ZMKNY Tires Inc dba Houston International Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/27/2042	106.4	106.4	112.8	0.04%
House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	134.6	134.6	132.0	0.05%
^SRC Publishing LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/27/2027	21.2	21.2	18.2	0.01%
^Return to Excellence Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/27/2027	16.7	16.7	17.0	0.01%
^Sideways Sports Lounge and Jonathan E. McGrew and Patricia C. McGrew	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2027	17.0	17.0	14.5	0.01%
^Fox Valley Rentals & Investments LLC and Brian M Tomaszewski	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/20/2042	42.0	42.0	42.2	0.02%
^Rhone Wolf Vineyard LLC, Goldline Brands Inc. and Myka Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	1/19/2030	240.5	240.5	223.1	0.08%
^Jolibe LLC and Jolibe Atelier LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2027	9.9	9.9	8.8	—%
^Eickmann Management Group LLC dba Jimmy Johns of Dundee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/17/2027	93.0	93.0	91.7	0.03%
^Ramjay Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	1/13/2027	412.2	412.2	375.7	0.13%
^Fullbro Trust dba Menemsha Blues	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/13/2027	21.2	21.2	21.6	0.01%
^Echelon Enterprises, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	1/10/2027	47.1	47.1	47.9	0.02%
^Fort Smith Wings Inc. dba Wing Stop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	18.2	18.2	16.4	0.01%
^Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	417.1	417.1	415.6	0.15%
^Joshua L. Baker	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	14.7	14.7	12.6	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Jacliff Investments Inc. dba International health Technologies	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	$116.9	$116.9	$100.1	0.04%
^New Image Building Services, Inc. dba The Maids Servicing Oakland	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2026	40.9	40.9	36.5	0.01%
^Chestnut Street Associates, LLC and Metropolitan Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	271.4	271.4	263.1	0.09%
^Means Enterprises LLC dba FastFrame Frisco	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	21.0	21.0	18.3	0.01%
^Soon Im. Chin dba Stan C-Store	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	209.7	209.7	218.7	0.08%
^Sempco, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	41.5	41.5	43.9	0.02%
^Allied Welding Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	741.6	741.6	735.2	0.26%
^Ericon, Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	328.5	328.5	330.1	0.12%
^White Hawk Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	1,028.4	1,028.4	881.1	0.32%
^Elita 7, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	703.2	703.2	722.6	0.26%
^New Chicago Wholesale Bakery, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	446.9	446.9	445.0	0.16%
^Techni-Pro Institute LLC	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	177.6	177.6	157.1	0.06%
^Trison Enterprises Inc. dba Lee’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	402.2	402.2	409.8	0.15%
^Cardinal Homes Inc. and Bret A Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	119.7	119.7	126.2	0.05%
^HMG Strategy, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	46.7	46.7	40.1	0.01%
^D and E Hardware Co. and D and E Pump Sales and Service	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	521.7	521.7	523.0	0.19%
^Cardinal Homes Inc,. Alouette Holdings Inc.	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	996.8	996.8	1,010.8	0.36%
^AGG Management Team LLC dba Chevron	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	283.8	283.8	300.6	0.11%
^Wayfarer Bicycle LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	91.3	91.3	89.6	0.03%
^Success Advertising Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	460.4	460.4	480.9	0.17%
^Roast Beef Levittown LLC dba Arby’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	439.4	439.4	446.5	0.16%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Queen Express LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	$185.1	$185.1	$193.5	0.07%
^Mack Team Enterprises Inc. dba The UPS Store #6815	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	19.1	19.1	17.2	0.01%
^Recycling Revolution, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	91.0	91.0	91.2	0.03%
^Myndshft Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	724.6	724.6	648.9	0.23%
^New Life Hospital LLC	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,184.9	1,184.9	1,255.4	0.45%
^Imagine By Carleen Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	51.8	51.8	52.4	0.02%
^Hanson’s Greeks LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	10.5	10.5	10.7	—%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	68.1	68.1	64.7	0.02%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/7/2026	95.2	95.2	89.5	0.03%
^Lan Doctors, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	222.5	222.5	219.7	0.08%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	14.9	14.9	13.5	—%
^The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	348.5	348.5	362.4	0.13%
^Ericon, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	717.9	717.9	725.3	0.26%
^Noso Development LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	70.1	70.1	60.1	0.02%
^Quick Ship, LLC	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	9.7	9.7	8.4	—%
^Pebble Wood Lane, LLC and Good Sam’s Assisted Living Residence, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	66.6	66.6	70.5	0.03%
^Sharaz Shah DBA Thomas Jewelers	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	7.5	7.5	6.4	—%
^Choe Trading Group, Inc. dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2026	20.9	20.9	20.7	0.01%
^Studio Find It Georgia, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	7.0	7.0	6.1	—%
^Imaginarium Foods LLC,	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	369.8	369.8	378.7	0.14%
^RD Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	198.5	198.5	172.3	0.06%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	20.9	20.9	18.7	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Usman Jalil, LLC dba Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	$229.9	$229.9	$224.9	0.08%
^Honor Mansion, Inc.	Accommodation	Term Loan	Prime plus 2.75%	11/29/2026	81.2	81.2	82.6	0.03%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	1,044.6	1,044.6	895.0	0.32%
^CRK Mens, LLC dba Spiff for Men	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	99.2	99.2	86.8	0.03%
^WPN Recycling Company LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	20.9	20.9	21.2	0.01%
^Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn – #281901	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	55.7	55.7	48.4	0.02%
^Merchant Coterie, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	116.1	116.1	99.4	0.04%
^6E Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	159.9	159.9	148.2	0.05%
^Rognes Corp dba RTS	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	11/22/2026	360.0	360.0	331.0	0.12%
^Bouquet Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	123.2	123.2	125.2	0.04%
^J.B.K Truck Trailer and Bus Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	428.7	428.7	430.9	0.15%
^Broms Asset Management LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	116.1	116.1	99.4	0.04%
^Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	92.9	92.9	94.4	0.03%
^Catherine Christine Morin dba Purr-Fect Pets	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	17.4	17.4	14.9	0.01%
^Stratmar Systems Inc dba Stratmar Retail Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	63.6	63.6	64.6	0.02%
^Hoosier Health Plus, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	116.1	116.1	109.9	0.04%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	439.5	439.5	453.7	0.16%
^Hackensack Steel Corporation and Luzerne Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	224.7	224.7	228.4	0.08%
^Panther Ironworks and Rigging Solutions LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	140.4	140.4	129.5	0.05%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	175.3	175.3	174.7	0.06%
^MIK LLC dba Firehouse Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	189.3	189.3	164.5	0.06%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	$40.6	$40.6	$38.1	0.01%
^Bovill Creative, LLC	Real Estate	Term Loan	Prime plus 2.75%	11/9/2041	277.0	277.0	293.5	0.11%
^Dyer Properties, LLC and Bayview Pharmacy, Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	237.0	237.0	236.0	0.08%
^Big Apple Entertainment Partners LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	162.5	162.5	139.2	0.05%
^Surgarloaf Concepts LLC dba Fat Biscuit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/8/2026	162.1	162.1	164.7	0.06%
^Fine Line Interiors, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	80.6	80.6	85.4	0.03%
^131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	124.6	124.6	128.4	0.05%
^Veracruz Shabo, LLC, Waterfalls Quick Lube LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	117.9	117.9	121.3	0.04%
^Glocecol LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	69.6	69.6	70.7	0.03%
^Moolchan Enterprises LLC dba Staying Green	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	16.7	16.7	15.9	0.01%
^Bloomquist Communications Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	55.3	55.3	47.4	0.02%
^Middlesex Auto Sales Corp	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2041	123.1	123.1	127.0	0.05%
^Woodstock Enterprises Corp dba True Scent Candle Co	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	87.5	87.5	85.9	0.03%
^FibAire Communications, LLC	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	99.7	99.7	92.1	0.03%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	215.7	215.7	211.5	0.08%
^Bonita Stone LLC and Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	10/25/2041	260.2	260.2	261.2	0.09%
^Empire Processor Services Inc. and Verrazano Wholesale Dist., Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	10/25/2026	121.0	121.0	123.0	0.04%
^Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	391.9	391.9	393.8	0.14%
^Eco Vehicle Systems LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	10/21/2026	881.5	881.5	889.6	0.32%
^Worldwide Estate, Inc. dba Washington Heights Manor	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	221.1	221.1	234.3	0.08%
^Gold Wind Logistics LLC	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	173.3	173.3	183.6	0.07%
^Speaker City, Inc. dba Rollin Thunder	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	123.1	123.1	126.4	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Maine Service Corp	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	$190.4	$190.4	$179.6	0.06%
^Justin Partlow	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	18.0	18.0	15.4	0.01%
^Reliable Recovery Services LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	103.7	103.7	95.0	0.03%
^Ailky Corporation	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	230.5	230.5	203.1	0.07%
^Wyspen Corporation dba Charlestown Ace	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	33.2	33.2	28.4	0.01%
^MegaPhase, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	137.1	137.1	133.3	0.05%
^Seaway LLC and Reklaw LLC dba Allure Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	134.8	134.8	142.8	0.05%
^JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	48.0	48.0	41.1	0.01%
^Adelwerth Bus Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	238.3	238.3	238.1	0.09%
^Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	615.8	615.8	597.2	0.21%
^Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/29/2029	631.7	631.7	595.7	0.21%
^Thunderdome Racing Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	17.4	17.4	17.4	0.01%
^Graphics, Type and Color Enterprises Inc dba Clubflyers.com and GTC Med	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	833.4	833.4	882.5	0.32%
^Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	20.6	20.6	20.7	0.01%
^CNC Precision Machine, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,235.9	1,235.9	1,246.2	0.45%
^CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	20.6	20.6	17.6	0.01%
^Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	204.7	204.7	180.9	0.06%
^Reynolds Fence & Guardrail Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	575.4	575.4	552.7	0.20%
^Luv 2 Play Nor Cal, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	48.0	48.0	43.1	0.02%
^Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	13.7	13.7	12.1	—%
^Sarah S Olelewe MD Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	287.3	287.3	290.7	0.10%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^TPFC, LLC dba The Picture Frame Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	$57.6	$57.6	$58.4	0.02%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	8.2	8.2	8.2	—%
^PeopleBest Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	13.7	13.7	11.7	—%
^Mr. Mulch, Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	397.8	397.8	377.1	0.14%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	80.0	80.0	71.6	0.03%
^InformationTelevision Network Inc	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	9/22/2041	823.0	823.0	862.9	0.31%
^GRA Financial Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/22/2026	11.0	11.0	9.4	—%
^Cuppiecakes LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	22.1	22.1	22.3	0.01%
^Wrecking Crew Media LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	45.7	45.7	39.1	0.01%
^Benoit’s Towing and Recovery LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	11.0	11.0	9.5	—%
^Consulting Solutions Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	20.6	20.6	19.5	0.01%
^Brittany Burns LLC dba Dreams Come True	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2026	12.0	12.0	12.2	—%
^Eyncon LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	49.0	49.0	50.1	0.02%
^The Merrin Group LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	159.9	159.9	154.8	0.06%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	133.1	133.1	124.9	0.04%
^Atlantic Alarm Systems and Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	14.1	14.1	12.5	—%
^Metropet Dog Center, Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	107.1	107.1	109.8	0.04%
^Marquis Cattle Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	46.1	46.1	46.9	0.02%
^Bingham Enterprises, Inc and Full Belli Deli and Sausage Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	80.9	80.9	79.9	0.03%
^Artisan Infrastructure Holdings, LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	9/7/2026	114.2	114.2	97.8	0.04%
^SRA Mechanicial Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	42.9	42.9	45.3	0.02%
^Sandia Enterprises Inc dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	57.1	57.1	48.9	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	$113.8	$113.8	$100.1	0.04%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2026	543.4	543.4	489.2	0.18%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2041	638.7	638.7	601.1	0.22%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	232.5	232.5	225.9	0.08%
^Raem Corporation dba Dryclean Express	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	71.0	71.0	74.3	0.03%
^Warren Dale Warrington dba Custom Paint and Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	99.1	99.1	102.2	0.04%
^TAGR Inc dba Miami Grill 137 and John Nakis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	96.9	96.9	85.3	0.03%
^Albert Basse Associates Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	56.7	56.7	57.6	0.02%
^Avery Management Inc. dba Whetstone Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	9.7	9.7	8.3	—%
^Dean Technology Inc	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	8/25/2041	379.0	379.0	398.7	0.14%
^Rosmel Pools Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	20.4	20.4	17.9	0.01%
^Tabadesa Associates Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	20.4	20.4	17.5	0.01%
^TR Companies LLC dba True Value Rental and Liberty Rental 4 U	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	81.7	81.7	69.9	0.03%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	492.0	492.0	517.3	0.19%
^Luv 2 Play Temecula, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	54.4	54.4	46.6	0.02%
^Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	402.0	402.0	400.8	0.14%
^2 Cool Beans LLC dba Menchies’s Frozen Yogurt	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	74.9	74.9	64.1	0.02%
^Grayson O Company	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	611.9	611.9	643.6	0.23%
^Charal Investments LLC dba Orange Theory Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/10/2026	79.4	79.4	68.0	0.02%
^Paul Belanger dba Paul Belanger Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	13.6	13.6	11.6	—%
^Nicolette Reiser dba Comfort & Balance	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/29/2041	73.3	73.3	75.5	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Hungry Rhino LLC	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	$74.5	$74.5	$75.3	0.03%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	20.3	20.3	18.0	0.01%
^303 Tower Drive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	391.2	391.2	405.7	0.15%
^Little Tree Huggers Child Care LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	136.8	136.8	144.8	0.05%
^Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	270.3	270.3	231.3	0.08%
^676 Club LP dba The Green Door Tavern/The Drifter	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	654.9	654.9	685.0	0.25%
^KJCKD Inc dba Camelot Print & Copy Centers/Copy A Second	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2041	573.8	573.8	581.8	0.21%
^MacIver Corporation dba Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,133.9	1,133.9	1,077.0	0.39%
^Apple Tree NC Inc dba Williams Farm & Garden Center	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	329.4	329.4	329.3	0.12%
^Intrepid Trinity LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	61.1	61.1	62.7	0.02%
^Kidtastic LLC dba The Little Gym of Audubon	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	51.1	51.1	43.7	0.02%
^GF Libations Inc dba Minuteman Press	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	7/27/2041	38.6	38.6	34.8	0.01%
^EPEC Juice LLC dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	75.2	75.2	64.4	0.02%
^Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	66.6	66.6	66.3	0.02%
^JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	112.6	112.6	96.4	0.03%
^Peckett’s Inc	Crop Production	Term Loan	Prime plus 2.75%	7/27/2041	219.6	219.6	232.5	0.08%
^The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	81.9	81.9	75.3	0.03%
^My Sainath Inc dba Motel 6	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	298.5	298.5	310.3	0.11%
^Robert G Larson State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	20.3	20.3	17.3	0.01%
^J and D Resources LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	117.6	117.6	101.8	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	$14.2	$14.2	$12.1	—%
^Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	169.9	169.9	172.5	0.06%
^Billingsworks LLC dba Spoon Shine Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2026	8.7	8.7	8.8	—%
^Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	41.7	41.7	35.7	0.01%
^Jacob Rugs LLC dba Rugs Outlet	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	59.1	59.1	60.0	0.02%
^RM Hawkins LLC dba Pure Water Tech West	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	45.1	45.1	43.5	0.02%
^Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	12.8	12.8	11.3	—%
^Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	287.9	287.9	304.5	0.11%
^Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/30/2041	272.0	272.0	272.3	0.10%
^Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	94.6	94.6	96.6	0.03%
^P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	155.7	155.7	157.2	0.06%
^Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	6.25%	6/30/2026	474.6	474.6	432.7	0.16%
^Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	90.7	90.7	88.1	0.03%
^VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	20.2	20.2	18.2	0.01%
^Corning Lumber Company Inc and Frank R Close and Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	181.2	181.2	187.1	0.07%
^Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	78.2	78.2	72.9	0.03%
^WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	128.1	128.1	132.8	0.05%
^Ninsa LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2041	109.8	109.8	117.4	0.04%
^KWG Industries, LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	297.7	297.7	312.2	0.11%
^O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	125.2	125.2	115.2	0.04%
^E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	111.9	111.9	103.5	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	$15.7	$15.7	$14.1	0.01%
^Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	670.7	670.7	604.2	0.22%
^All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	533.1	533.1	536.5	0.19%
^Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	44.7	44.7	40.3	0.01%
^El Basha Inc dba RPM West San Fernando Valley	Real Estate	Term Loan	Prime plus 2.75%	6/24/2026	16.7	16.7	15.1	0.01%
^Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	98.8	98.8	105.7	0.04%
^Yellow Cab Company of Kissimmee Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/24/2041	55.5	55.5	55.6	0.02%
^Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	486.3	486.3	494.3	0.18%
^Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	183.0	183.0	190.1	0.07%
^Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	89.1	89.1	91.7	0.03%
^SNS of Central Alabama, LLC dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	51.4	51.4	48.7	0.02%
^Evergreen Investment & Property Management LLC, Universal Kidney Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,223.2	1,223.2	1,292.8	0.46%
^Italian Heritage Tile and Stone Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/20/2026	55.9	55.9	50.3	0.02%
^Bagelicious, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	48.8	48.8	44.2	0.02%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	6/17/2026	204.5	204.5	208.9	0.08%
^NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	20.1	20.1	18.1	0.01%
^Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	10.1	10.1	10.3	—%
^Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	506.1	506.1	455.9	0.16%
^Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	10.6	10.6	9.5	—%
^Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	501.5	501.5	497.8	0.18%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	$13.4	$13.4	$12.9	—%
^Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	55.9	55.9	55.9	0.02%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	77.4	77.4	69.8	0.03%
^VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	75.1	75.1	67.7	0.02%
^ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	10.7	10.7	9.7	—%
^Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	20.1	20.1	18.2	0.01%
^Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	226.2	226.2	211.8	0.08%
^AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	236.8	236.8	246.4	0.09%
^ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	460.4	460.4	430.3	0.15%
^Farmer Boy Diner Inc dba Farmer Boy Diner & Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2026	44.4	44.4	45.3	0.02%
^Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	97.1	97.1	100.5	0.04%
^Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	77.7	77.7	79.3	0.03%
^Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	201.0	201.0	207.0	0.07%
^Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	299.6	299.6	305.9	0.11%
^Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	7.3	7.3	6.9	—%
^PennyLion LLC dba Creamistry	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2026	72.8	72.8	67.1	0.02%
^International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	165.8	165.8	155.9	0.06%
^Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	20.0	20.0	20.4	0.01%
^Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	77.7	77.7	70.0	0.03%
^Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	20.0	20.0	18.2	0.01%
^Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	12.4	12.4	12.8	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	$11.3	$11.3	$10.2	—%
^National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,109.5	1,109.5	1,118.9	0.40%
^Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	6.6	6.6	6.6	—%
^HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	17.2	17.2	15.9	0.01%
^J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	59.9	59.9	55.1	0.02%
^Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	45.3	45.3	47.3	0.02%
^J Harris Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/13/2026	38.3	38.3	36.3	0.01%
^FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	256.2	256.2	272.6	0.10%
^LED Lighting Enterprises LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/13/2026	20.0	20.0	18.4	0.01%
^Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	20.0	20.0	18.5	0.01%
^Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	129.1	129.1	133.4	0.05%
^The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/12/2026	19.3	19.3	17.4	0.01%
^Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	120.8	120.8	127.3	0.05%
^Gator D’Lites LLC dba D’Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	20.0	20.0	18.0	0.01%
^Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	80.3	80.3	83.0	0.03%
^Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	115.0	115.0	117.5	0.04%
^Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	19.8	19.8	17.9	0.01%
^Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	55.1	55.1	56.2	0.02%
^Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	35.9	35.9	32.3	0.01%
^La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	79.5	79.5	81.2	0.03%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	6.6	6.6	6.0	—%
^May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	240.8	240.8	257.5	0.09%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	$171.0	$171.0	$182.9	0.07%
^Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	231.2	231.2	216.3	0.08%
^Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	147.8	147.8	158.0	0.06%
^Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	63.2	63.2	67.2	0.02%
^Atlantic Restaurant Associates LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/28/2041	255.4	255.4	269.4	0.10%
^Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,219.4	1,219.4	1,304.0	0.47%
^Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	657.0	657.0	692.9	0.25%
^Shepherd Appraisal Services LLC dba Property Damage Appraisers of Oklahoma	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	7.9	7.9	7.1	—%
^Knowledge First Inc dba Magic Years of Learning	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2026	70.6	70.6	69.1	0.02%
^Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	75.4	75.4	69.4	0.02%
^Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	79.3	79.3	71.4	0.03%
^Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	654.6	654.6	656.7	0.24%
^Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	243.2	243.2	244.5	0.09%
^McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	414.1	414.1	442.8	0.16%
^Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	49.3	49.3	44.4	0.02%
^AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	6.9	6.9	7.1	—%
^Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	19.8	19.8	18.3	0.01%
^Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	77.1	77.1	71.7	0.03%
^Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	46.7	46.7	42.1	0.02%
^Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	268.2	268.2	281.0	0.10%
^KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	49.7	49.7	51.1	0.02%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	19.7	19.7	17.7	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	$382.2	$382.2	$379.9	0.14%
^Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	503.2	503.2	521.2	0.19%
^Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	65.6	65.6	70.1	0.03%
^Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	55.1	55.1	58.9	0.02%
^Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	41.1	41.1	39.5	0.01%
^Farhad Brothers LLC dba Lulu’s Pizzeria & Family Restaurant and Marvin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2026	54.8	54.8	49.3	0.02%
^Cameo Carter, MD A Professional Corporation dba The Garden Pediatric Group	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	65.6	65.6	59.0	0.02%
^Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	19.9	19.9	20.3	0.01%
^NOSO Development, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	163.9	163.9	147.5	0.05%
^Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	969.9	969.9	977.8	0.35%
^Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	250.5	250.5	264.9	0.10%
^MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	9.2	9.2	8.3	—%
^Beale Street Blues Company-West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	82.0	82.0	75.4	0.03%
^Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	17.4	17.4	16.6	0.01%
^Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	71.0	71.0	63.9	0.02%
^Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	327.8	327.8	295.0	0.11%
^Atlantis of Daytona LLC and Pierre Mamane and Eva Mamane	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2%	3/29/2041	491.7	491.7	499.9	0.18%
^Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	43.7	43.7	45.9	0.02%
^PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	43.8	43.8	41.3	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^ReNew Interior Surface Cleaning LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2026	$10.8	$10.8	$10.9	—%
^RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	49.2	49.2	44.3	0.02%
^Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	19.9	19.9	18.3	0.01%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	109.3	109.3	103.4	0.04%
^ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	109.3	109.3	111.5	0.04%
^International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	48.6	48.6	50.1	0.02%
^Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	3/24/2041	162.7	162.7	173.9	0.06%
^Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	43.7	43.7	44.0	0.02%
^Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	484.7	484.7	491.8	0.18%
^Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	98.6	98.6	105.4	0.04%
^growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	136.6	136.6	122.9	0.04%
^Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	488.0	488.0	441.6	0.16%
^Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	19.7	19.7	17.7	0.01%
^Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	78.4	78.4	83.2	0.03%
^ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,229.8	1,229.8	1,269.0	0.46%
^Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	43.3	43.3	38.9	0.01%
^Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	45.9	45.9	41.3	0.01%
^Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	13.8	13.8	13.0	—%
^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	19.0	19.0	18.7	0.01%
^Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	918.7	918.7	864.7	0.31%
^K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	19.7	19.7	17.7	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	$48.1	$48.1	$49.1	0.02%
^R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	43.7	43.7	39.3	0.01%
^Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	73.0	73.0	77.2	0.03%
^HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	19.6	19.6	17.7	0.01%
^Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	76.4	76.4	70.0	0.03%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2026	94.2	94.2	92.6	0.03%
^Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	51.1	51.1	45.9	0.02%
^Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	193.4	193.4	183.9	0.07%
^ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	9.8	9.8	8.8	—%
^Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	131.1	131.1	120.2	0.04%
^State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	90.7	90.7	81.6	0.03%
^B.P.T.M. of NV LLC and Agentis Bros., LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2041	510.0	510.0	529.5	0.19%
^Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	7.0	7.0	6.3	—%
^A & A Auto Care LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2026	10.8	10.8	10.7	—%
^Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	19.7	19.7	18.7	0.01%
^Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	69.1	69.1	62.1	0.02%
^J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	6.6	6.6	5.9	—%
^Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	106.1	106.1	113.4	0.04%
^Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	7.1	7.1	6.5	—%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	45.0	45.0	45.2	0.02%
^Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	83.3	83.3	76.3	0.03%
^Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	13.0	13.0	11.8	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	$9.8	$9.8	$9.9	—%
^Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	16.3	16.3	15.3	0.01%
^Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	17.2	17.2	15.7	0.01%
^Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	95.1	95.1	88.0	0.03%
^The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	131.7	131.7	139.6	0.05%
^Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	45.4	45.4	41.2	0.01%
^Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	69.4	69.4	62.5	0.02%
^R-No-Landscaping LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/19/2026	7.2	7.2	6.6	—%
^BER Enterprise 332 Inc dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/19/2026	19.5	19.5	17.7	0.01%
^R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	13.7	13.7	13.8	—%
^Pacific Coast Medical Group LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/17/2026	212.5	212.5	216.8	0.08%
^B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	54.4	54.4	49.1	0.02%
^Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	282.2	282.2	271.5	0.10%
^Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	283.5	283.5	289.3	0.10%
^Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	607.0	607.0	648.7	0.23%
^Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	43.4	43.4	44.3	0.02%
^Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	19.4	19.4	19.8	0.01%
^Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	9.7	9.7	9.7	—%
^Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	53.8	53.8	54.3	0.02%
^SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	19.4	19.4	19.8	0.01%
^New Image Building Services, Inc. dba The Maids serving Oakland	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	71.6	71.6	67.0	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	$107.5	$107.5	$114.9	0.04%
^Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	65.7	65.7	70.2	0.03%
^Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	96.1	96.1	89.1	0.03%
^MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	16.0	16.0	14.5	0.01%
^Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	13.6	13.6	12.2	—%
^Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	1,067.6	1,067.6	962.6	0.35%
^V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	213.5	213.5	197.0	0.07%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	99.0	99.0	103.4	0.04%
^800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	233.0	233.0	242.0	0.09%
^Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	291.8	291.8	301.7	0.11%
^The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	83.5	83.5	85.1	0.03%
^Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Gates	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	792.9	792.9	817.1	0.29%
^Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	15.4	15.4	14.4	0.01%
^G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	990.3	990.3	1,057.7	0.38%
^Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	149.5	149.5	134.4	0.05%
^Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	64.0	64.0	58.9	0.02%
^Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	29.7	29.7	27.1	0.01%
^Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	157.0	157.0	167.7	0.06%
^Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	57.4	57.4	53.0	0.02%
^Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	640.6	640.6	667.4	0.24%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	$88.7	$88.7	$90.4	0.03%
^Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	9.2	9.2	8.3	—%
^New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	758.9	758.9	767.4	0.28%
^Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	64.1	64.1	62.4	0.02%
^JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	213.5	213.5	192.0	0.07%
^Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	98.1	98.1	91.4	0.03%
^Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	363.7	363.7	384.7	0.14%
^SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	417.7	417.7	429.7	0.15%
^Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	106.8	106.8	98.6	0.04%
^Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	330.9	330.9	343.6	0.12%
^DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	19.2	19.2	19.0	0.01%
^Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	13.6	13.6	13.6	—%
^AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	19.2	19.2	18.9	0.01%
^Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	44.7	44.7	47.7	0.02%
^Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	6.4	6.4	6.5	—%
^Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	85.4	85.4	79.1	0.03%
^Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	92.9	92.9	86.3	0.03%
^My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	30.2	30.2	27.2	0.01%
^Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	2.5	2.5	2.5	—%
^Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	118.4	118.4	126.4	0.05%
^LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	486.4	486.4	510.5	0.18%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	$283.1	$283.1	$297.6	0.11%
^Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	362.3	362.3	380.7	0.14%
^401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	51.3	51.3	53.2	0.02%
^Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	90.7	90.7	92.5	0.03%
^Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	14.8	14.8	15.1	0.01%
^Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	106.1	106.1	99.5	0.04%
^Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	105.9	105.9	97.0	0.03%
^DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	9.5	9.5	8.6	—%
^State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	61.2	61.2	55.1	0.02%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	738.3	738.3	784.0	0.28%
^Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	9.4	9.4	9.6	—%
^Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	76.4	76.4	69.8	0.03%
^Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	112.2	112.2	102.5	0.04%
^CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	236.8	236.8	236.1	0.08%
^S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	104.7	104.7	104.6	0.04%
^Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	608.0	608.0	649.4	0.23%
^E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	75.4	75.4	69.2	0.02%
^Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	110.3	110.3	110.9	0.04%
^Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	259.4	259.4	260.5	0.09%
^Bisson Transportation Inc dba I & R Associates and Document Security	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	18.9	18.9	18.5	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	$65.7	$65.7	$60.0	0.02%
^Top Cat Ready Mix, LLC, Ples Investments LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	597.3	597.3	554.1	0.20%
^Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	12.0	12.0	10.8	—%
^Financial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	33.6	33.6	30.2	0.01%
^Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	73.4	73.4	66.0	0.02%
^ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	18.9	18.9	17.4	0.01%
^Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	668.0	668.0	634.2	0.23%
^SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	60.0	60.0	53.9	0.02%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	104.1	104.1	93.5	0.03%
^Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	58.8	58.8	59.1	0.02%
^Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	72.7	72.7	65.3	0.02%
^Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	18.7	18.7	16.8	0.01%
^Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	137.5	137.5	146.6	0.05%
^R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	324.3	324.3	321.5	0.12%
^Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	84.1	84.1	87.0	0.03%
^RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	383.5	383.5	395.2	0.14%
^The Grasso Companies LLC and Grasso Pavement Maintenance LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	428.0	428.0	435.8	0.16%
^Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	426.0	426.0	434.1	0.16%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	925.2	925.2	941.5	0.34%
^Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	8.2	8.2	7.9	—%
^Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.0	13.0	13.8	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	$600.8	$600.8	$625.4	0.22%
^Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	314.8	314.8	336.0	0.12%
^J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	17.5	17.5	17.9	0.01%
^Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	59.6	59.6	62.1	0.02%
^Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	41.7	41.7	37.4	0.01%
^J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	127.1	127.1	114.1	0.04%
^Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	307.6	307.6	320.5	0.12%
^Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	157.4	157.4	154.5	0.06%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	41.6	41.6	39.1	0.01%
^IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	556.8	556.8	500.0	0.18%
^Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	13.2	13.2	11.9	—%
^MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	6.9	6.9	6.2	—%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	104.2	104.2	93.5	0.03%
^Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	391.7	391.7	415.0	0.15%
^FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	125.0	125.0	112.2	0.04%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	53.7	53.7	54.5	0.02%
^Veliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	42.2	42.2	38.8	0.01%
^B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	82.6	82.6	74.2	0.03%
^Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	134.6	134.6	143.6	0.05%
^AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	349.7	349.7	352.6	0.13%
^Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	658.5	658.5	702.8	0.25%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	$6.9	$6.9	$6.4	—%
^Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	18.4	18.4	16.5	0.01%
^The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,041.2	1,041.2	998.9	0.36%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	67.1	67.1	64.0	0.02%
^Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	12.5	12.5	11.3	—%
^J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	91.1	91.1	95.9	0.03%
^Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	69.6	69.6	63.7	0.02%
^B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	532.9	532.9	544.2	0.20%
^3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	132.3	132.3	139.9	0.05%
^God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	43.8	43.8	39.3	0.01%
^GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	139.1	139.1	144.2	0.05%
^Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	59.5	59.5	56.7	0.02%
^SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	70.0	70.0	63.6	0.02%
^LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	102.4	102.4	100.0	0.04%
^Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	53.8	53.8	50.7	0.02%
^Beale Street Blues Company-West Palm Beach LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	54.3	54.3	50.3	0.02%
^Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	80.9	80.9	77.7	0.03%
^Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	18.4	18.4	16.6	0.01%
^Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	52.6	52.6	47.3	0.02%
^Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	333.8	333.8	340.8	0.12%
^Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	80.3	80.3	77.3	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	$234.9	$234.9	$238.7	0.09%
^Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	44.3	44.3	47.1	0.02%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	228.8	228.8	227.8	0.08%
^Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	60.9	60.9	62.1	0.02%
^BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	203.2	203.2	219.3	0.08%
^Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	12.9	12.9	12.7	—%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	261.7	261.7	267.9	0.10%
^Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	274.0	274.0	270.3	0.10%
^CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	129.6	129.6	139.0	0.05%
^TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	18.2	18.2	19.1	0.01%
^Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	363.4	363.4	391.2	0.14%
^SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	53.8	53.8	52.7	0.02%
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	18.3	18.3	17.9	0.01%
^Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.465%	6/25/2040	1,167.1	1,167.1	1,251.2	0.45%
^Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	236.2	236.2	250.2	0.09%
^Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	18.3	18.3	18.3	0.01%
^Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	527.6	527.6	575.2	0.21%
^RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	18.1	18.1	17.7	0.01%
^Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	43.1	43.1	44.4	0.02%
^PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	12.1	12.1	11.9	—%
^KRN Logistics, LLC and Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	448.4	448.4	450.6	0.16%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	$49.7	$49.7	$48.8	0.02%
^Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	378.7	378.7	389.6	0.14%
^AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	83.0	83.0	90.2	0.03%
^Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	105.9	105.9	103.8	0.04%
^Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	95.6	95.6	93.8	0.03%
^Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	132.7	132.7	139.0	0.05%
^Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	277.6	277.6	302.6	0.11%
^Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	53.8	53.8	58.6	0.02%
^Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	9.7	9.7	9.4	—%
^Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	12.7	12.7	12.5	—%
^ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	50.3	50.3	49.8	0.02%
^Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	86.6	86.6	94.4	0.03%
^Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	101.5	101.5	99.8	0.04%
^XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	6.7	6.7	6.5	—%
^Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	7.2	7.2	7.2	—%
^God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	11.4	11.4	11.8	—%
^Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	166.2	166.2	180.0	0.06%
^Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	17.7	17.7	17.4	0.01%
^Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	579.6	579.6	573.0	0.21%
^15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	245.5	245.5	261.7	0.09%
^Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	52.3	52.3	51.5	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	$105.1	$105.1	$103.1	0.04%
^South Park Properties LLC and Midlothian Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	161.7	161.7	176.2	0.06%
^Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	96.1	96.1	101.0	0.04%
^Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	77.3	77.3	84.3	0.03%
^Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	12.0	12.0	11.7	—%
^Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	17.2	17.2	17.1	0.01%
^Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	17.0	17.0	16.7	0.01%
^Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	17.9	17.9	17.6	0.01%
^Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	35.4	35.4	34.7	0.01%
^Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	70.1	70.1	75.4	0.03%
^Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	707.0	707.0	751.1	0.27%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	130.3	130.3	134.3	0.05%
^Havana Central NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	218.9	218.9	225.2	0.08%
^Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	407.8	407.8	432.3	0.16%
^Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	98.8	98.8	99.4	0.04%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	78.9	78.9	81.3	0.03%
^Sunset Marine Resort LLC and GoXpeditions LLC	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	287.0	287.0	312.7	0.11%
^Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	979.0	979.0	958.7	0.34%
^Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	985.7	985.7	1,044.9	0.38%
^Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	84.3	84.3	85.2	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	$102.8	$102.8	$103.7	0.04%
^Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	51.4	51.4	55.8	0.02%
^Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	17.8	17.8	17.4	0.01%
^Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	770.5	770.5	838.3	0.30%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	9.5	9.5	9.3	—%
^Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	107.0	107.0	116.5	0.04%
^Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	41.1	41.1	44.1	0.02%
^R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	81.3	81.3	88.5	0.03%
^MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	152.9	152.9	163.7	0.06%
^Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	86.8	86.8	93.4	0.03%
^BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	164.1	164.1	177.5	0.06%
^Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	182.4	182.4	195.3	0.07%
^Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	8.9	8.9	9.2	—%
^Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	49.5	49.5	48.7	0.02%
^Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,192.7	1,192.7	1,299.2	0.47%
^Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	51.7	51.7	53.3	0.02%
^Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	9.8	9.8	9.5	—%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	58.9	58.9	63.0	0.02%
^Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	58.2	58.2	58.4	0.02%
^Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	163.0	163.0	174.3	0.06%
^740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	467.6	467.6	509.4	0.18%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	$63.0	$63.0	$67.7	0.02%
^DuCharme Realty LLC and DuCharme Enterprises LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	213.8	213.8	227.8	0.08%
^Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	63.4	63.4	62.5	0.02%
^Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	64.6	64.6	63.9	0.02%
^Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	12.4	12.4	12.8	—%
^Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	5.4	5.4	5.2	—%
^Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	126.0	126.0	136.8	0.05%
^Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	85.4	85.4	87.9	0.03%
^Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	172.0	172.0	176.2	0.06%
^FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	233.6	233.6	248.2	0.09%
^First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	221.9	221.9	225.7	0.08%
^Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,139.4	1,139.4	1,240.2	0.45%
^401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	452.7	452.7	489.7	0.18%
^The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	501.7	501.7	531.9	0.19%
^Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	473.1	473.1	514.9	0.18%
^Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	194.1	194.1	211.3	0.08%
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	144.2	144.2	143.5	0.05%
^MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	36.7	36.7	36.2	0.01%
^B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	50.9	50.9	55.4	0.02%
^The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	961.0	961.0	943.3	0.34%
^Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	130.7	121.7	134.5	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	$155.5	$155.5	$166.1	0.06%
^All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	307.5	307.5	306.9	0.11%
^Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	130.9	130.9	139.3	0.05%
^The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	42.0	42.0	41.8	0.02%
^Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	141.5	141.5	151.5	0.05%
^DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	10.1	10.1	10.3	—%
^Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	167.5	167.5	164.7	0.06%
^Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	32.0	32.0	31.3	0.01%
^J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	578.9	578.9	570.4	0.20%
^DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	113.3	113.3	122.5	0.04%
^MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	53.7	53.7	54.4	0.02%
^JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	171.2	171.2	184.3	0.07%
^Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	0.7	0.7	0.7	—%
^Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	451.5	451.5	487.6	0.18%
^Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	147.7	147.7	160.1	0.06%
^Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	85.3	85.3	91.4	0.03%
^Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	84.0	84.0	89.4	0.03%
^One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	15.5	15.5	15.2	0.01%
^DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	95.9	95.9	104.0	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	$141.3	$141.3	$140.5	0.05%
^Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,192.8	1,192.8	1,298.3	0.47%
^Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	56.6	56.6	61.0	0.02%
^Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	70.0	70.0	71.6	0.03%
^Michael Rey Jr. and Lynn J. Williams and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	116.8	116.8	126.5	0.05%
^Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	40.1	40.1	41.2	0.01%
^Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	240.6	240.6	256.9	0.09%
^Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	94.1	94.1	102.2	0.04%
^Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	306.9	306.9	333.8	0.12%
^The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	489.6	489.6	532.5	0.19%
^Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	54.1	54.1	58.8	0.02%
^Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	16.8	16.8	16.6	0.01%
^Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	696.2	696.2	752.3	0.27%
^6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	432.6	432.6	456.4	0.16%
^North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	150.0	150.0	162.0	0.06%
^Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	23.4	23.4	22.9	0.01%
^Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	136.9	136.9	148.9	0.05%
^Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	43.4	43.4	42.4	0.02%
^Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	402.5	402.5	434.3	0.16%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	204.5	204.5	204.1	0.07%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	$1,176.2	$1,176.2	$1,270.9	0.46%
^Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	470.6	470.6	460.7	0.17%
^B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	59.7	59.7	58.4	0.02%
^Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	38.8	38.8	38.2	0.01%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	859.0	859.0	934.3	0.34%
^Lamjam LLC, Goldsmith Lambros Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	100.0	100.0	102.8	0.04%
^Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	23.5	23.5	22.9	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	89.3	89.3	89.7	0.03%
^Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	48.4	48.4	51.9	0.02%
^Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	91.9	91.9	89.8	0.03%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	136.9	136.9	148.9	0.05%
^S&P Holdings of Daytona LLC, S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	384.5	384.5	418.2	0.15%
^Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	177.0	177.0	192.5	0.07%
^Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	677.8	677.8	734.8	0.26%
^AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	40.1	40.1	39.5	0.01%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	288.2	288.2	289.1	0.10%
^575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	20.4	20.4	22.1	0.01%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	140.6	140.6	152.9	0.05%
^Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	95.8	95.8	103.2	0.04%
^AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	194.6	194.6	213.9	0.08%
^Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	38.5	38.5	39.3	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	$72.3	$72.3	$74.8	0.03%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	820.1	820.1	901.2	0.32%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	590.9	590.9	643.1	0.23%
^FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	301.1	301.1	329.8	0.12%
^Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	45.0	45.0	46.5	0.02%
^JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	132.6	132.6	145.4	0.05%
^Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	449.3	449.3	492.3	0.18%
^Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	218.4	218.4	239.2	0.09%
^510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	251.4	251.4	259.9	0.09%
^Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	861.0	861.0	946.2	0.34%
^Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	43.9	43.9	45.4	0.02%
^Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	90.5	90.5	92.5	0.03%
^NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	61.7	61.7	67.8	0.02%
^Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	87.8	87.8	96.5	0.03%
^Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	16.3	16.3	16.6	0.01%
^Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	51.9	51.9	56.8	0.02%
^CJR LLC, and PowerWash Plus, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	37.9	37.9	39.1	0.01%
^Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	16.1	16.1	16.6	0.01%
^Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	93.7	93.7	95.3	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	$13.8	$13.8	$14.1	0.01%
^Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	43.0	43.0	43.7	0.02%
^Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	154.8	154.8	169.1	0.06%
^The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	84.6	84.6	92.7	0.03%
^AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	101.5	101.5	111.5	0.04%
^Gerami Realty, LC, Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	62.9	62.9	65.9	0.02%
^Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	19.5	19.5	21.4	0.01%
^Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	96.8	96.8	106.4	0.04%
^Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	132.1	132.1	134.7	0.05%
^1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	127.2	127.2	139.6	0.05%
^Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	117.7	117.7	120.4	0.04%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	86.2	86.2	94.0	0.03%
^Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	417.7	417.7	457.7	0.16%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	95.1	95.1	103.7	0.04%
^Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	522.7	522.7	537.3	0.19%
^Kemmer, LLC and Pitts Package Store, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	109.5	109.5	118.9	0.04%
^Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	118.0	118.0	129.2	0.05%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	402.7	402.7	440.9	0.16%
^Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	135.1	135.1	147.5	0.05%
^636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	72.6	72.6	79.7	0.03%
^Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	103.2	103.2	113.3	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	$20.3	$20.3	$21.0	0.01%
^SE Properties 39 Old Route 146, LLC, SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	380.7	380.7	418.0	0.15%
^Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	202.6	202.6	220.8	0.08%
^Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	875.7	875.7	919.0	0.33%
^Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	207.9	207.9	228.3	0.08%
^Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	146.5	146.5	160.4	0.06%
^R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	387.8	387.8	423.9	0.15%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	243.3	243.3	249.9	0.09%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	199.2	199.2	217.5	0.08%
^952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	196.0	196.0	214.0	0.08%
^Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	110.5	110.5	114.1	0.04%
^96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	131.9	131.9	144.8	0.05%
^JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	194.3	194.3	198.0	0.07%
^Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	58.4	58.4	59.6	0.02%
^986 Dixwell Avenue Holding Company, LLC and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	92.4	92.4	101.2	0.04%
^Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	119.9	119.9	131.5	0.05%
^JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	96.2	96.2	98.5	0.04%
^Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	14.9	14.9	15.4	0.01%
^Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	575.7	575.7	604.3	0.22%
^Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	848.7	848.7	925.6	0.33%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	$299.3	$299.3	$326.2	0.12%
^KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	155.7	155.7	163.9	0.06%
^Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	204.9	204.9	224.5	0.08%
^Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	82.2	82.2	90.2	0.03%
^PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	513.5	513.5	560.6	0.20%
^TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	375.1	375.1	409.8	0.15%
^TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	12.6	12.6	12.9	—%
^920 CHR Realty LLC V. Garofalo Carting Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	387.3	387.3	424.9	0.15%
^DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	128.3	128.3	140.8	0.05%
^Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	96.4	96.4	104.8	0.04%
^Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	267.3	267.3	273.5	0.10%
^BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	70.6	70.6	77.3	0.03%
^Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	45.1	45.1	45.8	0.02%
^Wallace Holdings LLC, GFA International Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	83.5	83.5	84.3	0.03%
^AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	10.4	10.4	10.5	—%
^Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	30.8	30.8	31.3	0.01%
^Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	50.3	50.3	51.2	0.02%
^Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	3.8	3.8	3.8	—%
^Polpo Realty, LLC, Polpo Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	57.5	57.5	63.1	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	$874.3	$874.3	$954.3	0.34%
^Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	126.9	126.9	138.9	0.05%
^Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	549.6	549.6	598.2	0.21%
^Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	29.1	29.1	30.0	0.01%
^1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	195.8	195.8	214.5	0.08%
^New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	219.5	219.5	223.8	0.08%
^Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	145.0	145.0	149.5	0.05%
^Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	226.8	226.8	247.3	0.09%
^Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	58.0	58.0	59.1	0.02%
^First Steps Real Estate Company, LLC and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	89.7	89.7	97.6	0.04%
^Lenoir Business Partners LLC, LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	271.6	271.6	297.2	0.11%
^Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	110.6	110.6	121.2	0.04%
^Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	205.6	205.6	224.3	0.08%
^Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	317.0	317.0	347.5	0.12%
^Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	307.8	307.8	336.3	0.12%
^Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	696.0	696.0	759.1	0.27%
^Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	91.9	91.9	100.7	0.04%
^Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	426.0	426.0	467.0	0.17%
^HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	177.5	177.5	182.3	0.07%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	$47.1	$47.1	$51.6	0.02%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	83.0	83.0	90.4	0.03%
^Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	8.1	8.1	8.2	—%
^Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	30.5	30.5	31.0	0.01%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	246.9	246.9	269.8	0.10%
^Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	103.2	103.2	112.6	0.04%
^Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	10.6	10.6	10.8	—%
^Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	108.7	108.7	110.6	0.04%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	44.2	44.2	46.3	0.02%
^The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	285.1	285.1	289.9	0.10%
^Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	114.2	114.2	124.8	0.04%
^Alma J. and William R. Walton and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	36.3	36.3	39.8	0.01%
^B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	35.4	35.4	35.9	0.01%
^Schmaltz Holdings, LLC and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	204.7	204.7	223.3	0.08%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	84.3	84.3	86.8	0.03%
^IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	445.0	445.0	454.0	0.16%
^ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	396.6	396.6	408.4	0.15%
^Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	28.0	28.0	28.8	0.01%
^Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	121.4	121.4	122.8	0.04%
^RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	52.4	52.4	54.0	0.02%
^JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	12.5	12.5	12.7	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Island Nautical Enterprises, Inc. and Ingwall Holdings, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	$317.9	$317.9	$346.2	0.12%
^Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	14.6	14.6	14.8	0.01%
^Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	173.9	173.9	189.5	0.07%
^Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	7.6	7.6	7.8	—%
^Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	85.2	85.2	93.3	0.03%
^Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	2.2	2.2	2.4	—%
^Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	56.1	56.1	57.8	0.02%
^Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	34.4	34.4	34.8	0.01%
^Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	28.6	28.6	29.5	0.01%
^GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	89.1	89.1	98.1	0.04%
^JRA Holdings LLC, Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	109.0	109.0	120.1	0.04%
^2161 Highway 6 Trail, LLC, R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	665.4	665.4	697.0	0.25%
^Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	693.9	693.9	733.7	0.26%
^KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	217.1	217.1	222.8	0.08%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	830.6	830.6	915.1	0.33%
^Willowbrook Properties LLC, Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	170.1	170.1	187.3	0.07%
^(EPC) Absolute Desire LLC and Mark H. Szierer, Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	172.3	172.3	189.4	0.07%
^RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	116.1	116.1	119.1	0.04%
^Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	39.3	39.3	40.5	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	$30.7	$30.7	$31.5	0.01%
^PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	500.9	500.9	550.9	0.20%
^Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	61.2	61.2	62.8	0.02%
^Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	141.6	141.6	145.8	0.05%
^Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	49.0	49.0	50.4	0.02%
^1258 Hartford TPKE, LLC and Phelps and Sons, Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	113.1	113.1	124.2	0.04%
^Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	432.5	432.5	476.1	0.17%
^MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	305.5	305.5	335.3	0.12%
^Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	211.9	211.9	223.8	0.08%
^A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	299.6	299.6	329.5	0.12%
^American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	487.8	487.8	536.0	0.19%
^Michael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	61.3	61.3	67.4	0.02%
^M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	198.8	198.8	204.6	0.07%
^Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	48.3	48.3	49.5	0.02%
^J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	112.1	112.1	115.5	0.04%
^Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	34.2	34.2	35.2	0.01%
^Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	316.1	316.1	325.1	0.12%
^Golden Gate Lodging LLC	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	104.4	104.4	114.8	0.04%
^River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	432.8	432.8	475.8	0.17%
^Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	62.7	62.7	64.3	0.02%
^Osceola River Mill, LLC, Ironman Machine, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	78.1	78.1	85.9	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	$46.3	$46.3	$50.9	0.02%
^Retain Loyalty LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	96.2	96.2	105.9	0.04%
^Outcome Driven Innovation, Inc. dba ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	50.2	50.2	51.5	0.02%
^Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	113.4	113.4	124.8	0.04%
^North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	9.0	9.0	9.3	—%
^MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	233.4	233.4	256.5	0.09%
^Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	399.7	399.7	439.3	0.16%
^Macho LLC, Madelaine Chocolate Novelties Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	453.3	453.3	498.5	0.18%
^Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	56.9	56.9	58.3	0.02%
^Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	32.2	32.2	33.8	0.01%
^John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	300.0	300.0	308.6	0.11%
^Polpo Realty LLC & Polpo Restaurant LLC dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	467.1	467.1	513.6	0.18%
^Martin L Hopp, MD PHD A Medical Corp dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	38.5	38.5	39.5	0.01%
^Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	298.5	298.5	313.7	0.11%
^Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	130.7	130.7	134.1	0.05%
^Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	259.0	259.0	284.7	0.10%
^Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	204.2	204.2	224.5	0.08%
^D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	5.6	5.6	5.7	—%
^Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	166.8	166.8	183.3	0.07%
^DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	34.8	34.8	35.8	0.01%
^U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	86.6	86.6	95.3	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	$157.5	$157.5	$161.6	0.06%
^R & J Petroleum LLC, Manar USA, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	162.0	162.0	178.0	0.06%
^St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	12.1	12.1	12.5	—%
^Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	12.8	12.8	13.1	—%
^Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	239.2	239.2	262.3	0.09%
^Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	104.5	104.5	106.9	0.04%
^LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	617.8	617.8	678.8	0.24%
^University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	42.4	42.4	43.6	0.02%
^Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	165.9	165.9	182.0	0.07%
^LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	226.0	226.0	247.9	0.09%
^O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	58.7	58.7	64.3	0.02%
^AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	9.0	9.0	9.3	—%
^New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	255.4	255.4	279.8	0.10%
^Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	322.0	322.0	353.8	0.13%
^Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	57.1	57.1	58.7	0.02%
^Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	8.0	8.0	8.2	—%
^Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	256.5	256.5	282.2	0.10%
^WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	82.4	82.4	85.4	0.03%
^Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	736.2	736.2	756.2	0.27%
^Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	62.0	62.0	68.2	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	$26.4	$26.4	$27.1	0.01%
^Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	10.7	10.7	11.0	—%
^ALF, LLC, Mulit-Service Eagle Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	55.9	55.9	61.5	0.02%
^Craig R Freehauf dba Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	16.0	16.0	16.5	0.01%
^Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	251.6	251.6	277.0	0.10%
^Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	11.8	11.8	12.1	—%
^Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	550.0	550.0	604.8	0.22%
^Bisson Moving & Storage Company Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	319.5	319.5	328.2	0.12%
^Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	338.2	338.2	372.3	0.13%
^Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	4.2	4.2	4.3	—%
^Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	288.3	288.3	296.0	0.11%
^Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	5.1	5.1	5.2	—%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	95.2	95.2	97.4	0.03%
^Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	187.0	187.0	200.7	0.07%
^Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	669.6	669.6	736.4	0.26%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	2,623.4	2,623.4	2,885.4	1.04%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	734.2	734.2	753.2	0.27%
^Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	77.5	77.5	81.8	0.03%
^Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	852.3	852.3	896.6	0.32%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	596.3	596.3	626.7	0.23%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	$440.1	$440.1	$483.6	0.17%
^K’s Salon, LLC dba K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	35.5	35.5	36.3	0.01%
^15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	118.7	118.7	121.5	0.04%
^M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	135.5	135.5	138.7	0.05%
^Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	148.7	148.7	152.3	0.05%
^MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	65.0	65.0	66.5	0.02%
^K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	27.6	27.6	28.2	0.01%
^28 Cornelia Street Properties, LLC and Zouk, Ltd.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	10.4	10.4	10.6	—%
^39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	72.3	72.3	79.3	0.03%
^Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	137.7	137.7	140.8	0.05%
^39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	24.6	24.6	27.0	0.01%
^PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	119.7	119.7	131.4	0.05%
^Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	479.9	479.9	489.7	0.18%
^Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	28.5	28.5	29.1	0.01%
^Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	38.0	38.0	38.8	0.01%
^Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	14.3	14.3	15.7	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	79.1	79.1	80.8	0.03%
^Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	116.0	116.0	127.3	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	$36.8	$36.8	$40.4	0.01%
^A & A Auto Care, LLC dba A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	88.0	88.0	96.6	0.03%
^LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	66.8	66.8	73.4	0.03%
^MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	217.9	217.9	239.5	0.09%
^Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	38.8	38.8	42.7	0.02%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	303.8	303.8	333.9	0.12%
^Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	221.2	221.2	243.0	0.09%
^Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	12.2	12.2	12.5	—%
^J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	398.3	398.3	437.7	0.16%
^Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	26.9	26.9	27.5	0.01%
^Demand Printing Solutions, Inc. and MLM Enterprises, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	6.9	6.9	7.0	—%
^Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	87.9	87.9	89.8	0.03%
^Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	109.6	109.6	120.5	0.04%
^Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	113.8	113.8	125.1	0.04%
^Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	13.3	13.3	14.6	0.01%
^Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	23.0	23.0	23.5	0.01%
^Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	61.5	61.5	62.8	0.02%
^Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	31.3	31.3	32.3	0.01%
^SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	52.3	52.3	57.5	0.02%
^Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	26.5	26.5	29.1	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	$96.7	$96.7	$106.2	0.04%
^Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	2.7	2.7	2.8	—%
^Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	1,316.8	1,334.6	1,444.1	0.52%
^Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	72.8	72.8	75.4	0.03%
^Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	23.5	23.5	25.8	0.01%
^Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	24.4	24.4	24.8	0.01%
^Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	28.8	28.8	31.6	0.01%
^West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	126.3	126.3	138.5	0.05%
^K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	6.4	6.4	6.5	—%
^Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	192.6	192.6	211.1	0.08%
^Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	30.5	30.5	31.0	0.01%
^Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	70.6	70.6	71.9	0.03%
^Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	6.0	6.0	6.1	—%
^Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	42.2	42.2	46.2	0.02%
^Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	206.1	206.1	225.8	0.08%
^California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	61.3	61.3	62.5	0.02%
^DDLK Investments LLC dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	1.6	1.6	1.6	—%
^Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	13.2	13.2	13.4	—%
^ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	15.9	15.9	16.2	0.01%
^I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	62.7	62.7	68.6	0.02%
^Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	9.1	9.1	9.3	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	$6.6	$6.6	$6.7	—%
^Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	79.3	79.3	86.8	0.03%
^B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	182.0	182.0	199.2	0.07%
^M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	28.2	28.2	28.7	0.01%
^Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	35.7	35.7	37.9	0.01%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.9	1.9	1.9	—%
^ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	2.4	2.4	2.4	—%
^Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	11.5	11.5	11.7	—%
^M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	57.0	57.0	58.0	0.02%
^New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	0.5	0.5	0.6	—%
^Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	1.8	1.8	1.9	—%
^Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	35.2	35.2	38.4	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	25.8	25.8	26.8	0.01%
^David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	2.3	2.3	2.3	—%
^CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	13.4	13.4	13.5	—%
^KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	48.0	48.0	52.5	0.02%
^Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	2.5	2.5	2.5	—%
^Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	121.1	121.1	132.3	0.05%
^Rover Repairs	Repair and Maintenance	Term Loan	Prime plus 2.5%	11/28/2029	51.4	35.9	54.2	0.02%
^Supreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	51.5	51.5	52.1	0.02%
^Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	6.4	6.4	6.5	—%
^Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	1.7	1.7	1.8	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	$9.6	$9.6	$9.7	—%
^Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	0.6	0.6	0.6	—%
^Peter Thomas Roth Labs	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	41.1	41.1	41.4	0.01%
^CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	11.0	11.0	11.0	—%
^Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	0.3	0.3	0.3	—%
^D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	49.0	49.0	52.8	0.02%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	8/31/2019	68.1	68.1	68.9	0.02%
^Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	48.2	48.2	48.4	0.02%
^Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	0.3	0.3	0.3	—%
^Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	30.6	30.6	30.7	0.01%
^Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	0.5	0.5	0.5	—%
^A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	2.2	2.2	2.2	—%
^All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	36.4	36.4	39.5	0.01%
^Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	0.1	0.1	0.1	—%
^Connect Litigation Technology, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2%	10/18/2025	25.2	17.6	25.7	0.01%
^1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	11.9	11.9	12.8	—%
^Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	170.4	170.4	176.3	0.06%
^Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	29.6	29.6	31.0	0.01%
^Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	173.9	173.9	183.4	0.07%
^Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	12/31/2018	27.5	27.5	27.7	0.01%
^Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	65.4	65.4	69.3	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	$8.6	$8.6	$9.2	—%
^Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	3.0	3.0	3.2	—%
^Mogas Limited	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2030	69.6	48.7	74.5	0.03%
^Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	61.5	61.5	65.9	0.02%
^Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	8.5	8.5	9.1	—%
^Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	13.1	13.1	13.7	—%
^Patricia Hughes Jones, MD PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2020	3.7	2.5	3.8	—%
^Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	2.7	2.7	2.9	—%
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	15.8	15.8	16.5	0.01%
^McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	10.9	10.9	11.6	—%
^Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	8.3	8.3	8.6	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	65.2	65.2	66.9	0.02%
^West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	826.6	826.6	868.6	0.31%
^Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	24.8	24.8	25.8	0.01%
^Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	16.0	16.0	16.6	0.01%
^Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	16.4	16.4	17.3	0.01%
^Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	40.2	40.2	42.3	0.02%
^Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	6.8	6.8	7.0	—%
^RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	6.0	6.0	6.2	—%
^Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	7.9	7.9	8.1	—%
^Ralph Werner dba Werner Transmission Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	1.9	1.9	2.0	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	$29.6	$29.6	$30.7	0.01%
^OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	3.4	3.4	3.5	—%
^CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	27.4	27.4	28.0	0.01%
^Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	4.4	4.4	4.6	—%
^Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	10.7	10.7	10.9	—%
^Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	24.8	24.8	25.4	0.01%
^Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	22.9	22.9	23.4	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	12.4	12.4	12.8	—%
^LABH, Inc., Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	36.7	36.7	37.6	0.01%
^Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	6.1	6.1	6.3	—%
^Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	17.4	17.4	17.8	0.01%
^Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	26.4	26.4	27.1	0.01%
^Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	5.5	5.5	5.7	—%
^Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	11.8	11.8	11.9	—%
^Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	3.2	3.2	3.3	—%
^Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	38.8	38.8	39.6	0.01%
^Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	3.1	3.1	3.2	—%
^Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	9.4	9.4	9.7	—%
^Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	10.8	10.8	11.2	—%
^P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	7.0	7.0	7.1	—%
^RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	5.0	5.0	5.1	—%
Total Performing SBA Unguaranteed Investments					$264,318.4	$264,282.0	$266,467.1	95.74%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-Performing SBA Unguaranteed Investments(3)
*^200 North 8th Street Associates LLC and Enchanted Acres Farm	Food Manufacturing	Term Loan	6.25%	5/4/2028	$469.3	$469.3	$436.5	0.16%
*^214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	6%	11/29/2037	81.7	81.7	—	—%
*^Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	6.75%	11/25/2040	68.4	68.4	2.8	—%
*^Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	6.25%	9/18/2040	34.7	34.7	—	—%
*^Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	387.4	387.4	360.3	0.13%
*^AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.7	305.7	—	—%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.8	34.8	—	—%
*^B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	15.5	15.5	14.6	0.01%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.4	177.4	95.5	0.03%
*^Fieldstone Quick Stop LLC, Barber Investments LLC, Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	407.3	407.3	2.6	—%
*^Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar	Gasoline Stations	Term Loan	6.25%	8/15/2039	146.3	146.3	—	—%
*Bone Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	73.4	73.4	64.2	0.02%
*^Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	811.7	811.7	431.3	0.15%
*Calhoun Satellite Communications, Inc.	Telecommunications	Term Loan	Prime plus 2.75%	12/2/2026	189.1	189.1	172.6	0.06%
*^Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	59.0	59.0	56.5	0.02%
*^Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.5	43.5	—	—%
*^CLU Amboy, LLC and Amboy Group, LLC dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	479.8	479.8	446.2	0.16%
*^CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2026	166.1	166.1	154.5	0.06%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	$272.7	$272.7	$234.6	0.08%
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	94.3	94.3	—	—%
*^D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	6.5%	12/16/2025	81.2	81.2	55.5	0.02%
*^Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	0.3	0.3	0.3	—%
*^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/31/2035	126.0	126.0	118.9	0.04%
*^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/29/2023	64.8	64.8	61.1	0.02%
*^Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	78.4	78.4	—	—%
*^DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	54.8	54.8	43.9	0.02%
*^E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	4,923.2	5,047.3	2,529.6	0.91%
*^ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	6.75%	4/25/2024	273.8	273.8	—	—%
*^ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	6.75%	12/11/2025	32.8	32.8	—	—%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	314.9	314.9	28.4	0.01%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	73.4	73.4	—	—%
*^Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	12.2	12.2	9.4	—%
*^EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	86.4	86.4	8.1	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/30/2022	233.5	233.5	11.2	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	4/25/2022	157.8	157.8	—	—%
*^Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/27/2023	13.3	13.3	—	—%
*^Gino Italian American Deli and Meat Market Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/25/2041	530.2	530.2	493.2	0.18%
*^Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	19.0	19.0	17.6	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	9/30/2019	$181.3	$181.3	$173.3	0.06%
*Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	465.2	465.2	25.0	0.01%
*^Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	107.7	107.7	100.2	0.04%
*^Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	6.5%	9/25/2025	198.6	198.6	62.5	0.02%
*^Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	58.8	58.8	47.5	0.02%
*^J And G Group Services LLC and United Vending of Florida Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	7/28/2026	29.6	29.6	27.5	0.01%
*^J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	628.4	628.4	76.7	0.03%
*^J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	6.25%	3/3/2039	130.6	130.6	61.7	0.02%
*^J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	80.0	80.0	21.6	0.01%
*^Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	7%	10/23/2025	43.7	43.7	40.6	0.01%
*Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	98.8	98.8	10.6	—%
*^Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	6%	6/28/2022	144.8	144.8	134.7	0.05%
*^Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	6.25%	10/29/2039	11.1	11.1	10.3	—%
*^Kids at Heart, LLC dba Monster Mini Golf	Amusement, Gambling, and Recreation Industries	Term Loan	6.75%	9/22/2026	21.6	21.6	10.4	—%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.5	—%
*^Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	6.25%	11/15/2038	366.8	366.8	341.2	0.12%
*Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	6.25%	10/23/2025	54.7	54.7	50.9	0.02%
*^Las Casuelas Del Este Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2041	791.6	791.6	393.1	0.14%
*^Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	875.4	906.0	—	—%
*^LE & JS dba Laredo Mercado Y Carniceria	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/13/2026	18.5	18.5	—	—%
*^Luv 2 Play Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/12/2026	60.8	60.8	57.4	0.02%
*^M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	12.8	12.8	10.0	—%
*^Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	125.3	125.3	110.0	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	$19.5	$19.5	$6.1	—%
*^Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	25.6	25.6	—	—%
*^Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.0	725.0	342.9	0.12%
*^Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	465.1	482.1	53.5	0.02%
*Municipal Hydro Sevices Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/30/2027	225.7	225.7	42.0	0.02%
*New England Country Day School, Inc. and Thomas D. Walker	Social Assistance	Term Loan	Prime plus 2.75%	3/28/2042	362.6	362.6	293.2	0.11%
*^New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	6/19/2025	97.5	97.5	59.6	0.02%
*^Colts V LLC and Nowatzke Service Center, Inc	Repair and Maintenance	Term Loan	6.75%	9/26/2039	577.6	577.6	545.1	0.20%
*^Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/29/2026	96.9	96.9	91.5	0.03%
*Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Global	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2026	608.3	608.3	272.1	0.10%
*^Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2041	400.1	400.1	340.3	0.12%
*^Planet Verte, LLC dba Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	16.4	16.4	15.7	0.01%
*^Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	100.3	100.3	93.3	0.03%
*Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	131.8	131.8	1.8	—%
*^RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	136.9	136.9	127.3	0.05%
*^RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	19.5	19.5	—	—%
*^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	119.0	119.0	110.7	0.04%
*^Route 130 SCPI Holdings LLC, Route 130 SCPI Operations LLC	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	536.4	536.4	320.1	0.12%
*^Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	6.75%	7/25/2022	32.1	32.1	30.3	0.01%
*^Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	6.25%	12/20/2032	8.0	8.0	—	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	$45.0	$45.0	$43.1	0.02%
*^Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	697.1	697.1	345.4	0.12%
*^Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	20.3	20.3	19.4	0.01%
*^STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	—	—%
*^Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	58.1	58.1	—	—%
*^Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	116.9	116.9	41.6	0.01%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	111.2	111.2	—	—%
*^Tim’s Tire & Automotive Center, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/16/2026	768.3	768.3	529.7	0.19%
*^Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	6.75%	11/16/2021	34.3	34.3	32.4	0.01%
*Transmission Solutions Group, Inc. and Calhoun Satellite Communications	Telecommunications	Term Loan	Prime plus 2.75%	12/2/2041	141.3	141.3	81.8	0.03%
*^Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	6%	4/29/2024	56.6	56.6	—	—%
*^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	12/23/2024	149.3	149.3	—	—%
*^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	4/3/2029	134.5	134.5	—	—%
*^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	6/30/2024	118.5	118.5	108.3	0.04%
*^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	7/3/2024	138.3	138.3	—	—%
Total Non-Performing Unguaranteed SBA Investments					$23,236.1	$23,407.8	$11,567.3	4.16%
Total Unguaranteed SBA Investments					$287,554.5	$287,689.8	$278,034.4	99.89%
Performing SBA Guaranteed Investments(4)
Beale Street Blues Company Inc. dba Beatle Street Blues Company, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	2,906.3	2,906.3	3,182.3	1.14%
Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	566.3	566.3	644.5	0.23%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gorilla Warfare LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2027	$127.5	$127.5	$141.1	0.05%
Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	150.0	150.0	166.0	0.06%
Anderson Farms Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	3,750.0	3,750.0	4,106.3	1.48%
Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	78.2	78.2	86.5	0.03%
TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	89.3	89.3	98.8	0.04%
Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	68.0	68.0	75.2	0.03%
Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	2,334.8	2,334.8	2,568.2	0.92%
Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	187.5	187.5	207.5	0.07%
Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	91.0	91.0	100.6	0.04%
Jacliff Investments Inc dba International Heal	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	150.0	150.0	166.0	0.06%
O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	21.3	21.3	23.5	0.01%
Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	1,931.3	1,931.3	2,193.2	0.79%
Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/29/2042	843.6	843.6	959.6	0.34%
Best Choice Meats, Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/29/2027	585.0	585.0	647.3	0.23%
Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	63.8	63.8	70.5	0.03%
Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	2,583.8	2,583.8	2,927.7	1.05%
JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	255.9	255.9	290.3	0.10%
Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	1,232.6	1,232.6	1,393.6	0.50%
Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	245.7	245.7	278.8	0.10%
House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	403.8	403.8	457.8	0.16%
CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	142.7	142.7	157.9	0.06%
AP6 LLC and Amishp LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	321.2	321.2	364.2	0.13%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	$57.9	$57.9	$64.1	0.02%
Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	51.7	51.7	57.2	0.02%
Berza TLG, LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	73.0	73.0	73.0	0.03%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	647.9	647.9	737.0	0.26%
Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	180.3	180.3	199.5	0.07%
Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	151.1	151.1	172.0	0.06%
Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	11.3	11.3	12.4	—%
Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	36.3	36.3	40.2	0.01%
Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	2,455.2	2,455.2	2,774.4	1.00%
DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	47.4	47.4	52.5	0.02%
Total Performing SBA Guaranteed Investments					$22,841.3	$22,841.3	$25,489.6	9.16%
Total SBA Unguaranteed and Guaranteed Investments					$310,395.8	$310,531.1	$303,524.0	109.05%
Controlled Investments(5)
*Advanced Cyber Security Systems, LLC(6),(19)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	381.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(19)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	8,000.0	2.87%
		Line of Credit	Prime plus 2.5%	August 2018	6,396.0	6,396.0	6,396.0	2.30%
*Newtek Technology Solutions, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,384.0	12,400.0	4.46%
*Fortress Data Management, LLC(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
*Newtek Insurance Agency, LLC(13),(19)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	—	2,500.0	0.90%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	100% Membership Interest	—%	—	$—	$725.1	$—	—%
		Term Loan	10% – 12%	Various maturities through July 2019	2,685.0	2,685.0	—	—%
Secure CyberGateway Services, LLC(10),(19)	Data processing, hosting and related services.	66.7% Membership Interest	—%	—	—	—	—	—%
Small Business Lending, LLC(12),(19)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	2,500.0	0.90%
Summit Systems and Designs, LLC(14),(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
*ADR Partners, LLC dba banc-serv Partners, LLC(12)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,290.3	3,430.0	1.23%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,438.0	23,000.0	8.26%
International Professional Marketing, Inc.(17)	Professional, Scientific, and Technical Services	100% Common Stock	—%	—	—	4,000.0	4,000.0	1.44%
		Line of Credit	Prime plus 0.5%	April 2018	450.0	450.0	450.0	0.16%
SIDCO, LLC(17)	Professional, Scientific, and Technical Services	100% Membership Interest	—%	—	—	7,119.7	7,119.7	2.56%
		Line of Credit	Prime plus 0.5%	July 2019	550.0	550.0	550.0	0.20%
Universal Processing Services of Wisconsin, LLC(11)(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	80,000.0	28.74%
United Capital Source, LLC(18)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—	—	—	2,450.0	2,450.0	0.88%
Titanium Asset Management, LLC(15)	Administrative and Support Services	Term Loan	3%	July 2017	193.9	193.9	—	—%
		100% Membership Interest	—%	—	—	—	—	—%
Excel WebSolutions, LLC(16)	Data processing, hosting and related services.	Term Loan	10%	September 2018	406.6	406.6	359.9	0.13%
		50% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$11,062.5	$59,897.6	$153,155.6	55.03%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 0.84% yield					$9.2	$9.2	$9.2	—%
Total Investments					$321,467.5	$370,437.9	$456,688.8	164.08%

^
Denotes investment that has been pledged as collateral under the Securitization Trusts.

*
Denotes non-income producing security.

(1)
Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.

(2)
Prime Rate is equal to 4.25% as of December 31, 2017.

(3)
Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.

(4)
Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 3.

(5)
Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2017 with affiliates the Company is deemed to control.

(6)
50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.

(7)
96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

(8)
50.15% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.).

(9)
25% owned by The Whitestone Group, LLC, (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by Exponential business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.).

(10)
66.7% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.

(11)
100% owned by Newtek Business Services Holdco1., Inc. (a subsidiary of Newtek Business Services Corp.).

(12)
100% owned by Newtek LSP Holdco, LLC (a subsidiary of Wilshire Holdings I, Inc. and Newtek Business Services Holdco 5, Inc., both subsidiaries of Newtek Business Services Corp.).

(13)
100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(14)
100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.).

(15)
50% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.), 47.8% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 2.2% owned by Wilshire New York Advisers II, LLC (a subsidiary of Newtek Business Services Corp.).

(16)
50% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 50% owned by non-affiliate.

(17)
100% owned by Newtek Business Services Holdco 2, Inc. (a subsidiary of Newtek Business Services Corp.). During the year ended December 31, 2017, a portion of IPM’s business was spun off into a new wholly-owned controlled portfolio company, SIDCO. As a result, the underlying IPM business has not changed. The Company determined the cost basis of its investments in IPM and SIDCO to be $4,000,000 and $7,120,000, respectively. Refer to Note 4.

(18)
100% owned by Newtek Business Services Holdco 3, Inc. (a subsidiary of Newtek Business Services Corp.).

(19)
Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.

(20)
All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States

(21)
Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At December 31, 2017, 4.8% of total assets are non-qualifying assets.

As of December 31, 2017, the federal tax cost of investments was $361,680,000 resulting in estimated gross unrealized gains and losses of  $119,606,000 and $24,597,000, respectively.
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016
(In Thousands)
Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Fort Smith Wings Inc. dba Wing Stop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	$19.5	$19.5	$17.4	0.01%
Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	419.9	419.9	409.7	0.20%
Joshua L. Baker	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	15.8	15.8	13.4	0.01%
Jacliff Investments Inc. dba International health Technologies	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	125.0	125.0	106.7	0.05%
New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2026	43.8	43.8	38.7	0.02%
Chestnut Street Associates, LLC and Metropolitan Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	275.0	275.0	261.1	0.12%
Means Enterprises LLC dba FastFrame Frisco	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	22.5	22.5	19.5	0.01%
New Chicago Wholesale Bakery, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	452.8	452.8	443.6	0.21%
Soon Im. Chin dba Stan C-Store	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	212.5	212.5	216.6	0.10%
Sempco, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	42.0	42.0	43.6	0.02%
Allied Welding Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	750.0	750.0	727.9	0.35%
Ericon, Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	332.2	332.2	328.4	0.16%
White Hawk Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	1,097.8	1,097.8	937.2	0.45%
Elita 7, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	712.5	712.5	716.0	0.34%
Techni-Pro Institute LLC	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	190.0	190.0	166.9	0.08%
HMG Strategy, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	50.0	50.0	42.7	0.02%
Cardinal Homes Inc. and Bret A Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	121.3	121.3	125.3	0.06%
Trison Enterprises Inc. dba Lee’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	407.5	407.5	406.2	0.19%
AGG Management Team LLC dba Chevron	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	287.5	287.5	298.3	0.14%
Cardinal Homes Inc,. Alouette Holdings Inc.	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	1,071.3	1,071.3	1,074.5	0.51%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)
Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
D and E Hardware Co. and D and E Pump Sales and Service	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	$528.6	$528.6	$518.6	0.25%
Wayfarer Bicycle LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	92.5	92.5	88.9	0.04%
Success Advertising Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	466.5	466.5	476.4	0.23%
Roast Beef Levittown LLC dba Arby’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	465.0	54.6	55.0	0.03%
Queen Express LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	187.5	187.5	191.6	0.09%
Mack Team Enterprises Inc. dba The UPS Store #6815	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	20.4	20.4	18.2	0.01%
Recycling Revolution, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	92.2	92.2	90.4	0.04%
Myndshft Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	775.0	775.0	731.8	0.35%
^New Life Hospital LLC	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,195.5	1,195.5	1,240.3	0.59%
Imagine By Carleen Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	52.5	52.5	53.3	0.03%
Hanson’s Greeks LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	11.3	11.3	11.3	0.01%
Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	71.3	71.3	67.4	0.03%
T & B Boots, Inc. dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/7/2026	100.0	100.0	93.0	0.04%
Lan Doctors, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	237.5	237.5	230.8	0.11%
^The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	352.5	352.5	358.5	0.17%
Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	15.9	15.9	14.3	0.01%
Transmission Solutions Group, Inc. and Calhoun Satellite Communications	Telecommunications	Term Loan	Prime plus 2.75%	12/2/2041	141.3	141.3	130.2	0.06%
Calhoun Satellite Communications, Inc.	Telecommunications	Term Loan	Prime plus 2.75%	12/2/2026	192.5	192.5	171.7	0.08%
Noso Development LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	75.0	75.0	64.0	0.03%
^Ericon, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	726.1	726.1	717.8	0.34%
^Pebble Wood Lane, LLC and Good Sam’s Assisted Living Resiidence, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	67.5	67.5	70.0	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sharaz Shah DBA Thomas Jewelers	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	$8.1	$8.1	$6.9	—%
Choe Trading Group, Inc. dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2026	22.5	22.5	21.9	0.01%
Studio Find It Georgia, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	7.5	7.5	6.5	—%
^Quick Ship, LLC	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	10.5	10.5	9.0	—%
B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	22.5	22.5	20.0	0.01%
Imaginarium Foods LLC,	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	376.7	124.4	129.2	0.06%
RD Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	213.8	213.8	184.7	0.09%
^Usman Jalil, LLC dba Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	233.3	233.3	223.3	0.11%
Honor Mansion, Inc.	Accommodation	Term Loan	Prime plus 2.75%	11/29/2026	87.5	87.5	88.1	0.04%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	1,125.0	1,125.0	960.4	0.46%
WPN Recycling Company LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	22.5	22.5	22.7	0.01%
Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn – #281901	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	60.0	60.0	51.9	0.02%
CRK Mens, LLC dba Spiff for Men	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	106.3	106.3	92.5	0.04%
Merchant Coterie, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	125.0	125.0	106.7	0.05%
6E Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	175.0	175.0	160.2	0.08%
Broms Asset Management LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	125.0	125.0	106.7	0.05%
Rognes Corp dba RTS	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	11/22/2026	389.3	389.3	354.1	0.17%
Bouquet Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	125.0	125.0	124.9	0.06%
^J.B.K Truck Trailer and Bus Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	435.0	435.0	427.8	0.20%
Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	100.0	100.0	100.7	0.05%
Catherine Christine Morin dba Purr-Fect Pets	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	18.8	18.8	16.0	0.01%
Stratmar Systems Inc dba Stratmar Retail Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	68.5	68.5	69.0	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Hoosier Health Plus, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	$125.0	$125.0	$116.8	0.06%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	446.0	446.0	450.1	0.22%
Hackensack Steel Corporation and Luzerne Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	239.2	239.2	238.8	0.11%
^Panther Ironworks and Rigging Solutions LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	151.3	151.3	138.0	0.07%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	188.8	188.8	184.8	0.09%
^Bovill Creative, LLC	Real Estate	Term Loan	Prime plus 2.75%	11/9/2041	281.2	281.1	291.7	0.14%
^Big Apple Entertainment Partners LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	175.0	175.0	149.4	0.07%
^Dyer Properties, LLC and Bayview Pharmacy, Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	240.3	240.3	234.1	0.11%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	43.8	43.8	40.5	0.02%
MIK LLC dba Firehouse Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	200.0	163.3	141.6	0.07%
Surgarloaf Concepts LLC dba Fat Biscuit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/8/2026	168.8	95.9	96.6	0.05%
^Fine Line Interiors, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	87.5	87.5	90.8	0.04%
^Pig-Sty BBQ, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2026	71.3	71.3	71.8	0.03%
131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	127.5	35.8	37.2	0.02%
^Veracruz Shabo, LLC, Waterfalls Quick Lube LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	118.8	118.8	119.6	0.06%
Glocecol LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	75.0	75.0	75.5	0.04%
Middlesex Auto Sales Corp	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2041	125.0	47.5	49.3	0.02%
^Bloomquist Communications Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	60.0	59.6	50.9	0.02%
^Moolchan Enterprises LLC dba Staying Green	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	18.2	18.0	16.9	0.01%
^Woodstock Enterprises Corp dba True Scent Candle Company	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	88.8	88.6	85.2	0.04%
^Patina Investment, Inc and Ram & Sons, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2041	175.0	174.8	181.3	0.09%
Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	225.0	225.0	217.4	0.10%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^FibAire Communications, LLC	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	$107.5	$106.8	$97.6	0.05%
^Bonita Stone LLC and Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	10/25/2041	264.4	264.0	259.4	0.12%
^Empire Processor Services Inc. and Verrazano Wholesale Dist., Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	10/25/2026	131.3	130.5	131.4	0.06%
Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	425.0	422.4	416.6	0.20%
Eco Vehicle Systems LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	10/21/2026	955.5	949.8	940.4	0.45%
Worldwide Estate, Inc. dba Washington Heights Manor	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	225.0	155.8	161.6	0.08%
^Gold Wind Logistics LLC	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	175.0	175.0	181.6	0.09%
^Speaker City, Inc. dba Rollin Thunder	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	125.0	124.8	125.3	0.06%
^Maine Service Corp	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	206.3	204.3	190.3	0.09%
^Justin Partlow	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	19.5	19.4	16.5	0.01%
^Reliable Recovery Services LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	112.5	111.8	101.4	0.05%
^Ailky Corporation	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	250.0	248.5	217.5	0.10%
^Wyspen Corporation dba Charlestown Ace	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	36.0	35.8	30.5	0.01%
^JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	52.5	51.9	44.3	0.02%
^MegaPhase, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	150.0	148.2	141.8	0.07%
^Seaway LLC and Reklaw LLC dba Allure Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	137.5	137.1	142.2	0.07%
^Adelworth Bus Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	242.8	242.1	236.6	0.11%
Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	654.0	648.5	619.6	0.30%
^Las Casuelas Del Este Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2041	800.0	799.4	811.3	0.39%
^Thunderdome Racing Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	19.1	18.8	18.4	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/29/2029	$671.5	$665.8	$619.7	0.30%
Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Global	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2026	648.0	640.1	586.2	0.28%
^Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Service	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2041	405.8	404.6	382.3	0.18%
^Graphics, Type and Color Enterprises Inc dba Clubflyers.com and GTC Med	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	850.0	847.6	879.0	0.42%
^Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	22.5	22.2	22.0	0.01%
^CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	22.5	22.2	19.0	0.01%
^CNC Precision Machine, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,250.0	1,246.5	1,230.6	0.59%
^Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	217.8	215.1	189.0	0.09%
^Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	15.0	14.8	13.0	0.01%
Reynolds Fence & Guardrail Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	629.6	621.9	596.4	0.29%
^Luv 2 Play Nor Call, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	52.5	51.9	46.3	0.02%
^Sarah S Olelewe MD Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	292.4	292.2	289.2	0.14%
^TPFC, LLC dbaThe Picture Frame Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	58.8	58.6	58.1	0.03%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	9.0	8.9	8.7	—%
^PeopleBest Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	15.0	14.8	12.6	0.01%
^Mr. Mulch, Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	405.8	404.6	375.8	0.18%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	87.5	86.4	76.8	0.04%
^InformationTelevision Network Inc	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	9/22/2041	836.8	835.6	856.4	0.41%
^Kids at Heart, LLC dba Monster Mini Golf	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/22/2026	22.5	22.3	19.3	0.01%
^GRA Financial Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/22/2026	12.0	11.9	10.1	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Wrecking Crew Media LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	$50.0	$49.4	$42.1	0.02%
^Cuppiecakes LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	22.5	22.4	22.1	0.01%
^Benoit’s Towing and Recovery LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	12.0	11.9	10.3	—%
^Consulting Solutions Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	22.5	22.3	20.8	0.01%
^Brittany Burns LLC dba Dreams Come True	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2026	12.9	12.7	12.8	0.01%
^Eyncon LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	50.0	49.9	49.8	0.02%
^Tresa S.Parris dba Wagging Tails Grooming	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/16/2026	8.0	7.9	6.8	—%
^The Merrin Group LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	175.0	172.9	164.8	0.08%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	145.5	143.7	133.2	0.06%
^Atlantic Alarm Systems and Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	15.5	15.3	13.4	0.01%
^Metropet Dog Center, Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	109.3	108.9	109.2	0.05%
^Marquis Cattle Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	50.0	49.7	50.1	0.02%
^Bingham Enterprises, Inc and Full Belli Deli and Sausage Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	82.5	82.3	79.6	0.04%
^Artisan Infrastructure Holdings, LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	9/7/2026	125.0	123.5	105.4	0.05%
^SRA Mechanicial Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	43.8	43.6	45.0	0.02%
^Sandia Enterprises Inc dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	62.5	61.7	52.7	0.03%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	125.0	123.0	107.7	0.05%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2026	586.8	576.0	514.8	0.25%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	237.5	236.5	225.0	0.11%
^Raem Corporation dba Dryclean Express	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	72.5	72.2	73.9	0.04%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2041	649.6	646.9	596.9	0.29%
^TAGR Inc dba Miami Grill 137 and John Nakis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	106.8	104.8	91.7	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Warren Dale Warrington dba Custom Paint and Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	$101.3	$100.8	$101.6	0.05%
^Albert Basse Associates Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	62.5	61.4	61.1	0.03%
^Dean Technology Inc	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	8/25/2041	387.1	385.5	396.3	0.19%
^Rosmel Pools Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	22.5	22.1	19.3	0.01%
^Avery Management Inc. dba Whetstone Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	10.7	10.5	8.9	—%
^TR Companies LLC dba True Value Rental and Liberty Rental 4 U	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	90.0	88.4	75.4	0.04%
^Tabadesa Associates Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	22.5	22.1	18.8	0.01%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	500.0	366.5	380.2	0.18%
^Tim’s Tire & Automotive Center, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/16/2026	816.6	797.7	721.6	0.35%
^Luv 2 Play Temecula, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	60.0	58.9	50.3	0.02%
Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	437.5	279.1	284.3	0.14%
^2 Cool Beans LLC dba Menchies’s Frozen Yogurt	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	82.5	81.0	69.1	0.03%
^Grayson O Company	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	625.0	622.4	639.7	0.31%
^Charal Investments LLC dba Orange Theory Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/10/2026	87.5	85.9	73.3	0.04%
^PCNKC Inc dba Plato’s Closet	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/10/2026	18.8	18.5	16.2	0.01%
^Paul Belanger dba Paul Belanger Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	15.0	14.7	12.6	0.01%
^R Performance LLC dba Performance Automotive of San Diego	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	15.0	14.6	12.8	0.01%
^The Hungry Rhino LLC	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	76.3	75.8	74.9	0.04%
^Nicolette Reiser dba Comfort & Balance	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/29/2041	75.0	74.6	75.1	0.04%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	22.5	21.9	19.3	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Little Tree Huggers Child Care LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	$140.0	$139.2	$143.9	0.07%
^303 Tower Drive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	400.3	398.0	403.4	0.19%
^KJCKD Inc dba Camelot Print & Copy Centers/Copy A Second	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2041	587.0	583.7	578.9	0.28%
^Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	300.0	292.6	249.7	0.12%
^676 Club LP dba The Green Door Tavern/The Drifter	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	670.0	665.0	679.9	0.33%
^MacIver Corporation dba Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,250.0	1,219.3	1,143.1	0.55%
^J And G Group Services LLC and United Vending of Florida Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	7/28/2026	31.5	30.8	27.5	0.01%
^Intrepid Trinity LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	62.5	62.1	62.4	0.03%
^Apple Tree NC Inc dba Williams Farm & Garden Center	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	337.0	335.1	327.8	0.16%
^Kidtastic LLC dba The Little Gym of Audubon	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	53.8	52.8	45.0	0.02%
^GF Libations Inc dba Minuteman Press	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	7/27/2041	40.5	39.5	34.9	0.02%
^EPEC Juice LLC dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	82.5	81.5	69.5	0.03%
^Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	72.9	72.0	70.4	0.03%
^Peckett’s Inc	Crop Production	Term Loan	Prime plus 2.75%	7/27/2041	225.0	224.7	233.0	0.11%
^JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	125.0	121.9	104.1	0.05%
^The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	91.0	88.9	80.9	0.04%
^Gino Italian American Deli and Meat Market Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/25/2041	536.8	534.2	525.0	0.25%
^My Sainath Inc dba Motel 6	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	305.4	303.7	308.6	0.15%
^Robert G Larson State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	22.5	21.9	18.7	0.01%
^J and D Resources LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	130.5	127.3	109.7	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	$15.8	$15.4	$13.1	0.01%
Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	173.3	172.9	171.6	0.08%
^Billingsworks LLC dba Spoon Shine Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2026	9.7	9.4	9.5	—%
^Be Beautiful LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/14/2041	66.5	66.1	67.2	0.03%
^Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	46.3	45.1	38.5	0.02%
^Jacob Rugs LLC dba Rugs Outlet	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	65.6	64.0	64.5	0.03%
^RM Hawkins LLC dba Pure Water Tech West	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	50.0	48.9	46.5	0.02%
^Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	14.3	13.9	12.2	0.01%
Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	293.9	246.6	254.5	0.12%
^P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	175.0	169.7	165.5	0.08%
^Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/30/2041	278.8	276.8	260.2	0.12%
^Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	105.8	102.5	102.8	0.05%
^Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	98.8	98.3	91.3	0.04%
^VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	22.5	21.8	18.4	0.01%
^Corning Lumber Company Inc and Frank R Close and Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	195.5	191.3	193.4	0.09%
^Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	87.5	84.8	74.7	0.04%
^WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	131.3	130.3	128.8	0.06%
^O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	140.0	135.7	117.5	0.06%
^KWG Industries, LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	304.5	302.8	303.9	0.15%
^Ninsa LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2041	112.5	111.7	115.5	0.06%
^E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	125.0	121.4	105.9	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	$17.6	$17.0	$14.3	0.01%
^Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	750.0	726.9	612.0	0.29%
^All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	545.6	542.4	513.8	0.25%
^Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	101.3	100.5	103.9	0.05%
^Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	50.0	48.5	40.8	0.02%
^Yellow Cab Company of Kissimmee Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/24/2041	56.8	56.4	53.2	0.03%
^El Basha Inc dba RPM West San Fernando Valley	Real Estate	Term Loan	Prime plus 2.75%	6/24/2026	22.5	20.8	17.5	0.01%
^Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	187.5	186.2	184.4	0.09%
^Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	91.3	90.6	88.7	0.04%
Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	375.0	375.0	370.9	0.18%
^SNS of Central Alabama, LLC dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	57.5	55.7	50.2	0.02%
^Italian Heritage Tile and Stone Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/20/2026	62.5	60.6	51.0	0.02%
^Evergreen Investment & Property Management LLC, Universal Kidney Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,250.0	1,243.2	1,261.1	0.60%
^Bagelicious, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	54.6	52.9	44.8	0.02%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	6/17/2026	225.0	218.4	217.4	0.10%
^NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	22.5	21.8	18.4	0.01%
^Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	11.3	10.9	10.9	0.01%
^Blue Eagle Transport Inc, Greeneagle Transport Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	583.0	560.1	471.5	0.23%
^Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	11.8	11.5	9.6	—%
^Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	515.3	511.2	484.8	0.23%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	$15.0	$14.5	$13.3	0.01%
^Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	62.5	60.6	58.5	0.03%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	85.0	83.9	70.7	0.03%
^VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	84.0	81.4	68.5	0.03%
^ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	12.0	11.6	9.8	—%
^Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	22.5	21.8	18.5	0.01%
^Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	250.0	242.3	214.7	0.10%
^AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	242.5	240.8	239.1	0.11%
^ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	518.8	499.9	441.7	0.21%
^Farmer Boy Diner Inc dba Farmer Boy Diner & Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2026	50.0	48.1	48.3	0.02%
Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	100.0	98.7	97.3	0.05%
^Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	87.5	84.3	84.6	0.04%
^MNM Printing and Marketing Solutions LLC dba AlphaGraphics of Saint Louis	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2026	18.8	18.1	15.2	0.01%
^Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	337.5	325.0	326.1	0.16%
^Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	206.3	204.5	200.1	0.10%
^Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	8.3	7.9	7.1	—%
^International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	186.8	179.8	160.3	0.08%
^PennyLion LLC dba Creamistry	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2026	81.0	81.0	70.1	0.03%
^Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	22.5	21.7	21.7	0.01%
^Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	22.5	21.7	18.5	0.01%
^Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	87.5	84.3	71.0	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	$15.0	$14.2	$14.4	0.01%
^Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	7.5	7.2	6.9	—%
^Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	12.8	12.3	10.3	—%
^CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2026	172.6	169.5	156.1	0.07%
^National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,250.0	1,205.2	1,174.9	0.56%
^J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	67.5	65.0	56.3	0.03%
^HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	22.5	21.7	18.7	0.01%
^Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	46.5	46.1	45.9	0.02%
^Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	22.5	21.7	18.9	0.01%
^FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	262.5	260.7	266.9	0.13%
^LED Lighting Enterprises LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/13/2026	22.5	21.7	18.8	0.01%
^J. Harris Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/13/2026	60.0	41.6	37.4	0.02%
^Luv 2 Play OC Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/12/2026	62.5	62.5	52.6	0.03%
^Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	132.5	131.4	129.1	0.06%
^The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/12/2026	55.0	53.0	44.6	0.02%
^Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	123.8	122.9	124.1	0.06%
^Gator D'Lites LLC dba D'Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	22.5	21.7	18.2	0.01%
^Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	82.5	81.7	80.4	0.04%
^Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	131.8	125.1	125.5	0.06%
^Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	22.5	21.5	18.1	0.01%
^May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	247.5	245.0	253.3	0.12%
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	175.8	174.7	180.6	0.09%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	$262.5	$251.1	$222.2	0.11%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	7.5	7.2	6.1	—%
^La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	125.5	123.0	123.5	0.06%
^Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	62.5	59.9	60.1	0.03%
^Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	40.8	39.0	32.8	0.02%
^Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	151.9	150.4	155.2	0.07%
^Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	65.0	64.4	65.8	0.03%
^Atlantic Restaurant Associates LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/28/2041	262.5	259.9	263.0	0.13%
^Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,250.0	1,239.6	1,281.2	0.61%
^Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	677.5	670.8	678.0	0.32%
^North American Manufacturing Company	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/28/2026	160.0	153.1	153.6	0.07%
^Shepherd Appraisal Services LLC dba Property Damage Appraisers of Oklahoma	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	9.0	8.6	7.2	—%
^Knowledge First Inc dba Magic Years of Learning	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2026	80.0	76.5	71.8	0.03%
^Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	84.3	80.6	69.8	0.03%
^Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	90.0	86.1	72.5	0.03%
^Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	675.0	667.4	642.3	0.31%
^McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	425.0	420.8	434.9	0.21%
^Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	250.0	247.5	234.1	0.11%
^AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	7.9	7.5	7.6	—%
^Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	56.0	53.6	45.1	0.02%
^Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	22.5	21.5	18.7	0.01%
^LE & JS dba Laredo Mercado Y Carniceria	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/13/2026	20.0	19.1	16.1	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	$87.5	$83.8	$73.6	0.04%
^Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	53.0	50.8	42.8	0.02%
^Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	271.3	269.3	270.3	0.13%
^KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	51.0	50.5	49.4	0.02%
^Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	47.0	44.7	41.0	0.02%
^Cameo Carter, MD A Professional Corporation	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	75.0	71.3	60.0	0.03%
^Farhad Brothers LLC dba Lulu’s Pizzeria & Family Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2026	66.8	59.6	50.1	0.02%
^Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	56.8	56.1	57.7	0.03%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	22.5	21.4	18.0	0.01%
^Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	393.5	389.0	362.2	0.17%
^Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	518.0	512.1	505.3	0.24%
^Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	67.5	66.7	68.9	0.03%
^NOSO Development, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	187.5	178.2	149.9	0.07%
^Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	986.8	985.8	936.7	0.45%
^Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	22.5	21.6	21.7	0.01%
^Beale Street Blues Company-West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	93.8	89.1	77.1	0.04%
^Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	257.5	254.6	258.5	0.12%
^MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	10.5	10.0	8.4	—%
^Atlantis of Daytona LLC and Pierre Mamane and Eva Mamane	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2%	3/29/2041	525.0	513.5	505.1	0.24%
^Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	22.5	21.1	19.1	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	$81.3	$77.2	$65.0	0.03%
^Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	375.0	356.4	299.9	0.14%
^Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	45.0	44.5	44.7	0.02%
^PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	50.0	47.5	42.5	0.02%
^ReNew Interior Surface Cleaning LLC dba Randy’s Carpet Care and Upholstery	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2026	12.4	11.8	11.5	0.01%
^RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	56.3	53.5	45.0	0.02%
^Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	22.5	21.6	18.7	0.01%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	125.0	118.8	106.7	0.05%
^Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	3/24/2041	167.5	165.6	171.1	0.08%
^ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	125.0	118.8	119.1	0.06%
^International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	50.0	49.5	48.4	0.02%
^Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	50.0	47.5	46.2	0.02%
^Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	498.6	492.9	472.6	0.23%
^The Youth Fountain LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/23/2026	47.5	45.2	38.0	0.02%
^Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	101.3	100.4	103.7	0.05%
^growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	156.3	148.5	124.9	0.06%
^Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	557.5	529.8	449.0	0.21%
^Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	22.5	21.4	18.0	0.01%
^Pro Tech Technology LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/18/2026	7.5	7.1	6.0	—%
^Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	80.8	79.8	81.5	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	$1,250.0	$1,237.6	$1,216.3	0.58%
^Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	49.5	47.0	39.6	0.02%
^Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	52.5	49.9	42.0	0.02%
^Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	15.8	15.0	13.5	0.01%
^Auto and Property Insurance Solutions	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/16/2026	16.4	15.4	12.9	0.01%
^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	21.8	20.7	19.5	0.01%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	55.0	52.3	52.4	0.03%
^Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	1,039.3	988.2	882.4	0.42%
^K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	22.5	21.4	18.0	0.01%
^R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	50.0	47.5	40.0	0.02%
^HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	22.5	21.4	18.0	0.01%
^Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	75.0	74.1	75.4	0.04%
^Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	87.4	83.0	71.5	0.03%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2026	105.0	100.2	94.8	0.05%
^ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	11.3	10.7	9.0	—%
^Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	150.0	142.6	122.8	0.06%
^Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	58.4	55.5	46.7	0.02%
^Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	210.8	203.6	183.0	0.09%
^Fayette Computer Consulting Company	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/10/2026	22.5	21.4	18.9	0.01%
^State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	103.8	98.6	83.0	0.04%
^B.P.T.M. of NV LLC and Agentis Bros., LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2041	525.0	519.0	513.8	0.25%
^Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	8.0	7.6	6.4	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^A & A Auto Care LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2026	$12.2	$11.5	$11.0	0.01%
^Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	22.5	21.4	19.4	0.01%
^Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	79.0	75.1	63.2	0.03%
^J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	7.5	7.1	6.0	—%
^Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	109.3	108.0	111.6	0.05%
^Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	8.3	7.7	6.7	—%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	50.0	47.5	46.3	0.02%
^Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	93.5	90.5	77.9	0.04%
^Johnson & Dugan Insurance Services Corp	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	2/28/2026	62.5	59.0	49.7	0.02%
^Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	15.0	14.2	12.1	0.01%
^Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	11.3	10.6	10.4	—%
^Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	105.0	103.5	90.3	0.04%
^The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	135.9	134.1	136.7	0.07%
^Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	19.8	18.7	16.0	0.01%
^Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	18.8	17.7	15.8	0.01%
^Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	52.0	49.4	42.0	0.02%
^Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	80.0	75.5	63.5	0.03%
^R-No-Landscaping LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/19/2026	8.3	7.8	6.7	—%
^BER Enterprise 332 Inc dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/19/2026	22.5	21.3	18.1	0.01%
^R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	15.8	15.0	14.5	0.01%
^Pacific Coast Medical Group LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/17/2026	245.0	231.3	231.9	0.11%
^B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	62.0	59.3	50.0	0.02%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	$310.3	$298.6	$272.7	0.13%
^Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	326.9	308.6	309.5	0.15%
^Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	625.0	617.7	638.2	0.31%
^Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	50.0	47.2	47.4	0.02%
^Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/29/2026	105.0	98.6	98.9	0.05%
^Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	22.5	21.1	21.2	0.01%
^Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	11.3	10.5	10.2	—%
^SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	22.5	21.2	21.2	0.01%
^Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	62.5	58.6	57.2	0.03%
^New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	83.1	78.0	69.1	0.03%
^Oak Tree Storage LLC	Other Information Services	Term Loan	Prime plus 2.75%	1/19/2026	78.8	73.8	63.4	0.03%
^Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	112.5	109.4	113.0	0.05%
^Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	67.8	66.9	69.1	0.03%
^Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	112.5	104.8	91.8	0.04%
^MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	18.8	17.5	14.9	0.01%
^Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	15.9	14.8	12.5	0.01%
^Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	1,250.0	1,164.4	982.9	0.47%
^V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	250.0	232.9	202.5	0.10%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	102.5	100.8	100.7	0.05%
^800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	240.0	237.2	235.1	0.11%
^Optima Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2025	62.5	58.2	58.4	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^B&B Organics LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/22/2040	$375.0	$368.9	$381.0	0.18%
^Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	300.0	297.0	292.6	0.14%
^The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	125.0	91.4	91.6	0.04%
^Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Gates	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	882.0	840.0	848.3	0.41%
^Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	18.0	16.8	14.9	0.01%
^G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	1,025.0	1,008.3	1,041.3	0.50%
^Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	175.0	163.0	137.1	0.07%
^Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	73.0	69.8	60.5	0.03%
^Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	665.8	652.2	649.1	0.31%
^Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	73.8	62.7	54.7	0.03%
^Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	36.0	33.5	28.7	0.01%
^Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	162.5	159.9	165.1	0.08%
^Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	62.5	58.3	51.0	0.02%
^Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	103.8	96.7	96.2	0.05%
^Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	10.8	10.1	8.5	—%
^New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	875.0	817.8	801.9	0.38%
^Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	75.0	70.0	65.3	0.03%
^Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	375.0	370.1	376.1	0.18%
^JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	250.0	233.3	196.2	0.09%
^D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	83.8	87.2	80.6	0.04%
^Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	125.0	113.8	100.8	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	$428.8	$421.1	$412.2	0.20%
^Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	125.0	116.4	101.5	0.05%
^Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	342.5	336.9	333.8	0.16%
^DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	22.5	21.0	19.9	0.01%
^Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	15.9	14.8	14.3	0.01%
^Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	46.3	45.5	47.0	0.02%
^AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	22.5	21.0	19.9	0.01%
^ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	Prime plus 2.75%	12/11/2025	36.0	33.5	29.7	0.01%
^Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	7.5	7.0	6.9	—%
^Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	100.0	93.2	81.5	0.04%
^Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	108.8	101.3	88.9	0.04%
^My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	56.3	33.2	27.9	0.01%
^Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	122.5	120.5	124.2	0.06%
^Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	12.3	11.5	11.5	0.01%
^LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	502.5	494.3	497.1	0.24%
^American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	293.0	288.2	290.4	0.14%
^Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	375.0	368.9	371.4	0.18%
^401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	52.8	52.1	51.6	0.02%
^Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	100.0	95.4	95.7	0.05%
^Block and Grinder LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	200.0	187.5	186.6	0.09%
^Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	17.6	16.2	16.0	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	$125.0	$115.6	$102.7	0.05%
^Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	115.6	99.6	0.05%
^Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/25/2040	146.3	143.9	148.4	0.07%
^State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	100.0	92.5	77.8	0.04%
^Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	22.5	20.7	17.4	0.01%
^DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	11.3	10.4	8.7	—%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	750.0	747.7	764.6	0.37%
^Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	11.1	10.3	10.3	—%
^Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	89.0	83.4	71.7	0.03%
^Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	132.5	122.6	105.2	0.05%
^CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	244.4	240.0	224.7	0.11%
^S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	108.8	106.6	100.1	0.05%
^Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	839.8	824.8	851.8	0.41%
^Holloway & CO. P.L.L.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2025	75.0	69.4	69.5	0.03%
^RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	22.5	20.8	19.5	0.01%
^E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	91.3	84.4	72.8	0.03%
^Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	127.3	117.7	114.7	0.05%
^Joseph Nich and Tina M. Nich dba Vic’s Greenhouses	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/4/2025	62.5	58.2	58.3	0.03%
^Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	306.3	283.3	274.8	0.13%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bisson Transportation Inc dba I & R Associates and Document Secutiry	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	$22.5	$20.7	$19.4	0.01%
^Top Cat Ready Mix, LLC, Ples Investments LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	711.3	653.6	572.5	0.27%
^L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	77.0	70.6	60.8	0.03%
^Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	14.3	13.0	11.0	0.01%
^Financial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	40.0	36.8	30.9	0.01%
^Insurance Fire & Water Restorations, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/23/2025	22.5	20.7	19.6	0.01%
^Jacksonville Beauty Institute Inc.	Educational Services	Term Loan	Prime plus 2.75%	10/23/2025	50.0	45.9	38.6	0.02%
^Werthan Packaging Inc.	Paper Manufacturing	Term Loan	Prime plus 2.75%	10/14/2025	1,162.5	1,104.0	1,030.3	0.49%
^Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	87.4	80.2	67.5	0.03%
^ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	22.5	20.7	17.9	0.01%
^SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	71.3	65.7	55.2	0.03%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	125.0	114.0	95.8	0.05%
^Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	66.5	62.4	60.4	0.03%
^Recycling Consultants, Inc. and Prairie State Salvage and Recycling	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	767.5	714.8	643.3	0.31%
^Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	143.0	140.0	143.9	0.07%
^R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	375.0	354.3	338.4	0.16%
^Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	85.5	79.5	66.8	0.03%
^Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	22.5	20.5	17.2	0.01%
^Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/29/2040	234.8	231.0	235.0	0.11%
^Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	87.5	85.7	84.4	0.04%
^RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	399.0	390.7	383.0	0.18%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Grasso Companies LLC and Grasso Pavement Maintenance LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	$518.8	$469.8	$469.2	0.22%
^South Towne Dental Center, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	50.0	45.6	45.7	0.02%
^Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/25/2025	220.0	200.6	172.8	0.08%
^Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.5	13.2	13.6	0.01%
^Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	442.5	433.9	418.9	0.20%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	962.5	942.4	908.0	0.43%
^Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	9.8	9.0	8.2	—%
^St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	625.0	611.9	608.5	0.29%
^Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	327.5	320.7	331.0	0.16%
^J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	21.0	19.2	19.2	0.01%
^Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	62.5	60.7	60.4	0.03%
^Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	50.0	45.6	38.3	0.02%
^J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	152.5	139.1	116.9	0.06%
^Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	67.5	62.6	52.6	0.03%
^Frozen Treats of Hollywood FL, LLC dba Sub Zero Ice Cream	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2025	15.8	14.4	12.8	0.01%
^Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	320.0	313.3	311.9	0.15%
^Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	163.8	160.3	146.9	0.07%
^IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	665.0	609.3	512.1	0.24%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	50.0	45.6	40.6	0.02%
^MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	8.3	7.5	6.3	—%
^Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	15.9	14.5	12.2	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	$125.0	$114.0	$95.8	0.05%
^Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	407.5	399.0	406.5	0.19%
^FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	150.0	136.8	114.9	0.05%
^Johnson Carwash LLC and Johnson Petroleum LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/14/2040	340.0	334.8	345.1	0.17%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	62.5	57.0	56.3	0.03%
^Veliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	50.0	46.2	40.0	0.02%
^B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	102.5	92.7	77.9	0.04%
^Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	140.0	137.1	141.5	0.07%
^AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	363.8	356.1	338.8	0.16%
^Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	685.0	670.7	692.4	0.33%
^Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	8.3	7.5	6.6	—%
^Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	22.5	20.1	16.9	0.01%
^The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,250.0	1,131.6	1,036.9	0.50%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	73.6	66.8	0.03%
^Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	15.0	13.7	11.6	0.01%
^Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	76.2	65.7	0.03%
^J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	93.8	92.7	93.5	0.04%
^Trading Group 3 Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/28/2025	50.0	45.3	38.0	0.02%
^B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	547.5	540.3	523.4	0.25%
^God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	53.0	48.0	40.3	0.02%
^3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	137.5	134.4	136.7	0.07%
^GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	145.0	141.7	140.1	0.07%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Screenmobile Management Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/14/2025	$47.0	$42.5	$36.1	0.02%
^Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	68.3	65.3	59.2	0.03%
^SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	84.8	76.8	65.5	0.03%
^LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	125.0	114.5	107.0	0.05%
^Advanced Machine & Technology, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	90.3	81.1	74.8	0.04%
^Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	65.8	59.2	53.0	0.03%
^Beale Street Blues Company-West Palm Beach LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	66.3	59.5	52.2	0.02%
^Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	107.5	96.6	88.0	0.04%
^C& D Medical of Naples, Inc and Forever & Always of Naples, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2040	135.0	131.8	123.2	0.06%
^Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	103.8	101.4	103.8	0.05%
^Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	22.5	20.2	17.0	0.01%
^Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	64.3	57.7	48.5	0.02%
^Murrayville Donuts, Inc dba Dunkin' Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	344.5	340.4	329.4	0.16%
^Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	91.5	85.9	79.1	0.04%
^The Smile Place LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	283.9	276.6	282.4	0.14%
^BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	212.5	207.1	210.9	0.10%
^Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	75.0	66.9	65.2	0.03%
^Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	262.5	246.5	231.3	0.11%
^All About Smiles P A	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	237.7	231.6	236.4	0.11%
^Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	54.0	50.1	49.0	0.02%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	281.8	251.3	232.6	0.11%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	$337.5	$301.0	$273.0	0.13%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	291.9	274.4	261.4	0.13%
^Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	15.9	14.2	12.7	0.01%
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	22.5	20.1	18.0	0.01%
^SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	66.3	59.1	52.9	0.03%
^Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	380.0	370.3	374.9	0.18%
^TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	20.6	19.2	19.5	0.01%
^CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	135.5	132.0	132.6	0.06%
^Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	246.5	240.2	234.0	0.11%
^Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.28%	6/25/2040	1,207.5	1,187.4	1,190.9	0.57%
^Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	22.5	20.1	18.8	0.01%
^Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	454.0	406.2	410.1	0.20%
^Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	551.8	537.6	561.8	0.27%
^RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	22.5	19.9	17.8	0.01%
^Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	53.1	47.4	47.1	0.02%
^PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	14.9	13.3	11.9	0.01%
^KRN Logistics, LLC, Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	543.5	484.8	458.5	0.22%
^Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	61.3	54.7	49.0	0.02%
^Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	22.5	20.4	20.6	0.01%
^Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	437.5	390.2	390.4	0.19%
^AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	87.1	84.6	87.5	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	$130.5	$117.0	$104.7	0.05%
^Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	338.8	135.2	128.3	0.06%
^Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	125.0	108.7	97.3	0.05%
^Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	290.3	282.8	295.5	0.14%
^Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	56.3	54.8	57.3	0.03%
^Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	13.8	11.4	10.2	—%
^Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	16.1	14.0	12.5	0.01%
^ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	62.0	55.3	50.4	0.02%
^Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	90.5	88.4	92.3	0.04%
^Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	125.0	111.5	100.4	0.05%
^DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	62.8	56.0	50.1	0.02%
^XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	8.3	7.3	6.5	—%
^God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	67.3	16.6	16.7	0.01%
^Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	9.0	8.0	7.3	—%
^Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	22.0	19.5	17.5	0.01%
^Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	174.1	169.4	173.9	0.08%
^Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	717.3	638.0	581.7	0.28%
^15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	257.1	250.1	247.5	0.12%
^E-Z Box Storage, Inc.	Real Estate	Term Loan	Prime plus 2.75%	5/11/2025	89.3	73.3	74.0	0.04%
^Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	65.0	57.5	51.8	0.02%
^George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	130.0	115.5	103.6	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^South Park Properties LLC and Midlothian Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	$170.5	$164.8	$172.1	0.08%
^Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	100.0	98.0	93.7	0.04%
^Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	81.9	78.8	82.4	0.04%
^RDRhonehouse ENT. LLC dba Chill Skinz	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	4/29/2025	88.9	79.8	71.5	0.03%
^Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	15.0	13.2	11.8	0.01%
^Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	22.5	19.8	18.3	0.01%
^Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	22.5	19.3	17.3	0.01%
^Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	22.5	19.8	17.7	0.01%
^Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	44.4	39.0	34.9	0.02%
^Carolina Beefs, LLC dba Beef O'Brady’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2025	19.5	17.1	15.3	0.01%
^Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	73.8	71.5	72.3	0.03%
^Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	758.3	737.4	723.8	0.35%
^T and B Boots Inc dba Takkens	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	807.8	705.6	688.1	0.33%
^HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	250.0	225.0	225.6	0.11%
^Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	428.8	415.7	406.4	0.19%
^Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	125.0	109.0	103.4	0.05%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	90.0	83.7	84.5	0.04%
^Sunset Marine Resort LLC and GoXpeditions LLC	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	301.8	292.6	305.6	0.15%
^Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	106.5	92.9	89.1	0.04%
^South Florida Air Conditioning and Refrigeration Corp.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/27/2040	155.5	150.8	155.8	0.07%
^Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	1,040.3	1,004.8	982.4	0.47%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	$1,238.3	$1,079.5	$965.3	0.46%
^Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	130.0	113.4	108.2	0.05%
^Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	54.0	52.4	54.2	0.03%
^Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	22.5	19.6	17.5	0.01%
^Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	810.0	785.4	816.3	0.39%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	12.0	10.5	9.4	—%
^Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	112.5	109.1	113.6	0.05%
^Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	42.9	41.6	41.9	0.02%
^R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	85.4	82.9	86.5	0.04%
^MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	160.7	155.8	156.1	0.07%
^Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	91.3	88.5	89.8	0.04%
^BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	172.5	167.3	171.6	0.08%
^Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	191.8	185.9	186.2	0.09%
^Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	11.3	9.8	9.9	—%
^Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	952.8	825.3	763.2	0.37%
^Road to Sedona Inc dba Thirteen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/27/2025	56.6	49.0	44.3	0.02%
^Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	63.4	54.7	49.3	0.02%
^Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,250.0	1,210.1	1,263.9	0.60%
^Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	66.2	57.3	57.8	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	$12.5	$10.8	$9.6	—%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	61.8	59.7	59.6	0.03%
^Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	74.4	64.3	60.6	0.03%
^Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	171.6	166.3	166.0	0.08%
^740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	492.5	476.7	498.0	0.24%
^Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	66.3	64.1	64.8	0.03%
^DuCharme Realty LLC and DuCharme Enterprises LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	225.1	217.9	215.7	0.10%
^Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	83.3	71.4	65.4	0.03%
^Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	21.5	15.9	16.1	0.01%
^Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	8.4	6.5	5.8	—%
^Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	128.5	133.0	0.06%
^Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	90.7	91.4	0.04%
^Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	190.5	188.1	0.09%
^FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	245.5	238.2	234.6	0.11%
^First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	273.3	248.4	241.4	0.12%
^Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,161.9	1,213.0	0.58%
^401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	460.9	473.5	0.23%
^The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	530.3	511.6	500.9	0.24%
^Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	482.4	503.6	0.24%
^Carolina Flicks Inc dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	163.3	153.0	151.0	0.07%
^Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	240.0	214.8	224.3	0.11%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Beale Street Blues Company-West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	$187.5	$159.6	$148.4	0.07%
^MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	40.4	36.7	0.02%
^The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,063.3	959.5	0.46%
^B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	51.9	54.1	0.03%
^B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	160.0	159.4	0.08%
^All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	340.4	318.1	0.15%
^Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	133.5	131.8	0.06%
^Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	19.0	17.0	0.01%
^The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	46.6	43.2	0.02%
^Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	143.3	143.9	0.07%
^DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	11.1	11.2	0.01%
^Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	185.8	167.8	0.08%
^Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	129.1	115.3	0.06%
^Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	228.0	220.6	230.3	0.11%
^Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	35.5	31.7	0.02%
^J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	641.4	582.5	0.28%
^DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	115.5	118.5	0.06%
^MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	70.5	59.5	57.5	0.03%
^JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	197.1	198.2	0.09%
^Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	13.1	0.9	0.8	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	$479.0	$460.6	$471.0	0.23%
^Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	156.7	150.7	155.4	0.07%
^Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	87.0	87.3	0.04%
^185 Summerfield Inc and Valcon Contracting Corp	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	156.0	160.5	0.08%
^Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	85.7	84.6	0.04%
^3 F Management LLC and ATC Port Charlotte LLC dba Around The Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	109.9	102.5	0.05%
^One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	17.2	15.4	0.01%
^DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	97.8	101.0	0.05%
^Capitol Waste and Recycling Services LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	215.8	202.7	0.10%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	157.1	145.6	0.07%
^Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,216.5	1,270.0	0.61%
^Boilermaker Industries LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	5.7	5.8	—%
^Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	57.7	58.8	0.03%
^Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	77.8	76.5	0.04%
^Michael Rey Jr. and Lynn J. Williams and GIG Petcare dba Hickory	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	126.9	120.2	123.6	0.06%
^Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	92.5	44.5	44.9	0.02%
^Roccos LLC and Sullo Pantalone Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	245.5	244.8	0.12%
^Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	96.0	99.7	0.05%
^Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	313.1	326.7	0.16%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	$513.3	$495.1	$516.6	0.25%
^Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	706.7	725.2	0.35%
^Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	57.5	55.2	57.6	0.03%
^Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	18.7	17.2	0.01%
^Colts V LLC and Nowatzke Service Center, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	578.6	591.7	0.28%
^North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	159.3	152.9	156.6	0.07%
^6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	435.8	422.4	0.20%
^R A Johnson Inc dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	289.2	301.8	0.14%
^Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	29.5	26.4	0.01%
^Play and Stay LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	35.4	31.6	0.02%
^Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	139.7	145.7	0.07%
^Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	48.3	43.2	0.02%
^Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	410.7	419.6	0.20%
^RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	143.6	143.5	0.07%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	226.3	211.6	0.10%
^KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,199.9	1,230.5	0.59%
^Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	523.3	469.6	0.22%
^B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	66.4	59.3	0.03%
^Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	43.1	39.3	0.02%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	862.4	900.0	0.43%
^Lamjam LLC, Goldsmith Lambros Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	133.8	110.4	111.2	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	$41.3	$34.0	$30.3	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	121.0	99.7	94.5	0.05%
^Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	49.4	49.6	0.02%
^Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	124.3	102.3	91.3	0.04%
^S&P Holdings of Daytona LLC S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	404.3	421.9	0.20%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	139.7	145.8	0.07%
^Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	686.9	710.4	0.34%
^AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	54.8	44.8	40.8	0.02%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	321.6	304.2	0.15%
^575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.5	21.2	22.1	0.01%
^L&S Insurance & Financial Services Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	18.4	16.6	0.01%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	143.6	149.5	0.07%
^Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	100.0	96.6	98.4	0.05%
^AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	198.7	211.2	0.10%
^Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	43.0	42.7	0.02%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	81.0	82.6	0.04%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	837.8	890.1	0.43%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	602.1	626.0	0.30%
^FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	307.3	324.1	0.16%
^Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	89.4	89.9	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	$136.1	$132.6	$140.2	0.07%
^Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	456.1	481.5	0.23%
^Big Sky Plaza LLC and Strickland, Incorporated	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	222.9	235.1	0.11%
^510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D'urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	332.0	269.1	274.3	0.13%
^Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	878.8	934.4	0.45%
^Hotels of North Georgia LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	799.8	850.4	0.41%
^Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	49.2	50.2	0.02%
^Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	99.1	98.7	0.05%
^NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	68.3	63.5	67.5	0.03%
^Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	89.2	94.9	0.05%
^Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	18.2	18.1	0.01%
^Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	55.5	53.0	55.7	0.03%
^CJR LLC and PowerWash Plus, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	42.5	43.0	0.02%
^Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	22.5	18.0	18.3	0.01%
^EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	15.4	15.3	0.01%
^R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	899.8	956.7	0.46%
^Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	105.0	103.4	0.05%
^Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	48.1	47.3	0.02%
^USI Properties LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	137.9	146.4	0.07%
^Bay State Funeral Services, LLC and Riley Funeral Home Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	134.9	129.0	137.1	0.07%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	$166.5	$158.0	$165.6	0.08%
^Moochie’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	81.6	80.6	0.04%
^The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	86.0	90.7	0.04%
^AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	111.8	118.9	0.06%
^ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	397.5	390.5	0.19%
^Gerami Realty, LC Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	67.5	69.6	0.03%
^Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	20.8	19.9	21.1	0.01%
^Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	98.8	105.1	0.05%
^Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	186.3	148.3	146.7	0.07%
^1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	129.9	137.4	0.07%
^Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	426.5	450.8	0.22%
^Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	131.5	130.9	0.06%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.1	88.1	91.9	0.04%
^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	141.2	123.9	128.3	0.06%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	101.5	97.1	101.4	0.05%
^Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	590.9	602.4	0.29%
^Kemmer, LLC and Pitts Package Store, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	111.8	115.7	0.06%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	407.2	429.7	0.21%
^Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	125.0	120.5	126.7	0.06%
^Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	114.5	115.4	0.06%
^Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	138.0	144.6	0.07%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	$110.8	$105.4	$112.0	0.05%
^636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co.	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	477.3	507.2	0.24%
^Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	26.2	26.4	0.01%
^SE Properties 39 Old Route 146, LLC, SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	388.7	413.0	0.20%
^Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	206.9	216.0	0.10%
^Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	926.1	943.6	0.45%
^Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	223.5	212.3	225.6	0.11%
^Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	149.6	157.8	0.08%
^Onofrio’s Fresh Cut Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	59.1	59.9	0.03%
^R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	417.5	396.0	416.4	0.20%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	273.7	275.2	0.13%
^952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	200.1	209.9	0.10%
^Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	124.4	126.8	0.06%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	214.2	203.6	213.3	0.10%
^96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	141.3	134.5	142.9	0.07%
^JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	280.0	218.6	216.4	0.10%
^Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	83.2	65.7	65.2	0.03%
^986 Dixwell Avenue Holding Company, LLC and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	99.1	94.4	99.5	0.05%
^Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	712.6	702.2	0.34%
^Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	122.5	129.7	0.06%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^3Fmanagement LLC and ATC Fitness Cape Coral, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	$425.0	$328.7	$326.6	0.16%
^JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	108.5	108.2	0.05%
^Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	16.8	17.1	0.01%
^Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	616.3	635.8	0.30%
^Nutmeg North Associates LLC Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	868.1	909.1	0.43%
^CLU Amboy, LLC and Amboy Group, LLC dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	511.4	521.0	0.25%
^Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	304.7	318.7	0.15%
^KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	190.0	165.0	169.4	0.08%
^Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	88.9	84.0	89.2	0.04%
^Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	221.5	209.3	221.5	0.11%
^Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	11.0	11.0	0.01%
^PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	524.6	550.6	0.26%
^TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	405.0	383.2	402.7	0.19%
^Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	41.4	41.9	0.02%
^TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	18.0	14.3	14.2	0.01%
^8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	182.0	192.9	0.09%
^920 CHR Realty LLC V. Garofalo Carting Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	395.0	419.6	0.20%
^DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	138.8	131.1	139.2	0.07%
^Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	98.5	102.3	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	387.3	296.6	296.7	0.14%
^BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	72.1	76.2	0.04%
^Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	51.0	50.4	0.02%
^Wallace Holdings LLC, GFA International Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	94.5	92.5	0.04%
^AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	11.9	11.6	0.01%
^Seven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,175.6	1,218.3	0.58%
^Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	34.8	34.3	0.02%
^Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	56.9	56.2	0.03%
^Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	6.4	6.2	—%
^Polpo Realty, LLC, Polpo Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	58.9	62.5	0.03%
^Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	945.0	893.7	937.8	0.45%
^Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	129.6	136.9	0.07%
^Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	596.6	561.6	585.4	0.28%
^Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	33.1	33.7	0.02%
^1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	200.0	211.6	0.10%
^Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	625.3	664.1	0.32%
^New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	248.9	247.0	0.12%
^Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	164.4	167.5	0.08%
^Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	231.8	242.6	0.12%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	$87.5	$65.7	$65.3	0.03%
^Cencon Properties LLC and Central Connecticut Warehousing Company	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	344.5	324.0	343.7	0.16%
^Onofrios Enterprises LLC Onofrios Fresh Cut, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	294.6	310.8	0.15%
^Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	210.1	220.5	0.11%
^First Steps Real Estate Company, LLC and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	97.6	91.7	95.7	0.05%
^Lenoir Business Partners LLC LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	308.0	324.4	0.16%
^Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	114.3	121.4	0.06%
^Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	314.6	331.2	0.16%
^Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	711.3	746.0	0.36%
^Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Homes	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	94.0	99.8	0.05%
^Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	435.4	462.1	0.22%
^Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	48.1	51.1	0.02%
^HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	201.7	203.3	0.10%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	89.3	85.6	89.5	0.04%
^Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	14.3	9.7	9.5	—%
^Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	34.6	34.2	0.02%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	252.8	266.1	0.13%
^Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	105.4	110.7	0.05%
^Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	16.1	12.1	12.0	0.01%
^Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	123.3	122.2	0.06%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	$54.8	$46.9	$47.7	0.02%
^The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	323.5	320.0	0.15%
^Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	124.3	116.4	122.8	0.06%
^Alma J. and William R. Walton and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	39.5	37.1	39.4	0.02%
^B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	40.3	39.5	0.02%
^Schmaltz Holdings, LLC and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	224.2	208.8	219.1	0.10%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	96.0	97.5	0.05%
^IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	506.6	504.2	0.24%
^ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	452.8	459.3	0.22%
^Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	187.5	164.3	167.0	0.08%
^Gulfport Academy Child Care and Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	31.9	32.3	0.02%
^Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	138.2	135.3	0.06%
^RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	59.8	60.9	0.03%
^JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	14.2	14.1	0.01%
^Island Nautical Enterprises, Inc. and Ingwall Holdings, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	445.0	326.6	341.3	0.16%
^Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	22.5	16.7	16.4	0.01%
^209 North 3rd Street, LLC, Yuster Insurance Group Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	78.5	82.7	0.04%
^Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	177.7	186.2	0.09%
^Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	11.3	8.2	8.4	—%
^Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	93.0	87.1	92.1	0.04%
^Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	22.4	23.7	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	$87.8	$64.0	$65.0	0.03%
^Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	39.2	38.4	0.02%
^Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	110.5	112.9	0.05%
^GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	91.0	97.1	0.05%
^JRA Holdings LLC, Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	112.0	119.4	0.06%
^2161 Highway 6 Trail, LLC, R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	1,250.0	788.0	812.6	0.39%
^CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	737.8	765.6	0.37%
^KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	343.8	248.2	249.4	0.12%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	847.9	904.0	0.43%
^Willowbrook Properties LLC, Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	173.9	184.9	0.09%
^Absolute Desire LLC and Mark H. Szierer, Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	175.9	186.1	0.09%
^RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	300.0	216.7	218.1	0.10%
^RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	133.3	133.7	0.06%
^Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	45.3	45.8	0.02%
^Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	68.8	37.3	37.4	0.02%
^PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	512.3	543.3	0.26%
^Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	70.3	70.6	0.03%
^Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	230.0	162.6	164.9	0.08%
^Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	78.8	56.3	56.9	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	$151.0	$140.5	$149.8	0.07%
^1258 Hartford TPKE, LLC and Phelps and Sons, Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	115.7	122.4	0.06%
^Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	441.7	470.7	0.23%
^MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads;	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	312.5	330.0	0.16%
^Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	152.1	155.1	0.07%
^A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	306.4	325.7	0.16%
^Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	225.8	234.1	0.11%
^American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	499.0	528.7	0.25%
^Michael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	62.7	66.6	0.03%
^M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	288.8	201.8	205.1	0.10%
^Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	55.6	55.9	0.03%
^J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	12/31/2018	181.3	129.5	129.8	0.06%
^Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	56.3	39.4	40.1	0.02%
^Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	364.8	369.5	0.18%
^Golden Gate Lodging LLC	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	106.8	113.4	0.05%
^Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	103.8	72.4	72.6	0.03%
^River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	475.2	440.2	467.2	0.22%
^Osceola River Mill, LLC (EPC) Ironman Machine, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	79.9	84.9	0.04%
^Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	51.0	47.3	50.3	0.02%
^Nancy & Karl Schmidt(EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	98.5	104.6	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Orient Direct, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	$84.9	$58.0	$58.1	0.03%
^Knits R Us, Inc. dba NYC Sports	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	125.0	116.0	123.6	0.06%
^North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	10.4	10.6	0.01%
^MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	238.9	253.2	0.12%
^Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	409.0	433.7	0.21%
^Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	66.0	66.2	0.03%
^Macho LLC Madelaine Chocolate Novelties Inc dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	463.9	494.1	0.24%
^WI130, LLC & Lakeland Group, Inc dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	271.5	226.7	233.0	0.11%
^Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	46.3	34.4	35.0	0.02%
^John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	348.0	354.7	0.17%
^Polpo Realty LLC & Polpo Restaurant LLC dba Polpo Restauran	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	479.6	510.7	0.24%
^Martin L Hopp, MD PHD A Medical Corp dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	66.3	44.7	45.1	0.02%
^United Woodworking, Inc	Wood Product Manufacturing	Term Loan	6%	12/20/2022	17.3	11.7	11.9	0.01%
^Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	152.3	154.0	0.07%
^Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	318.7	326.0	0.16%
^The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	22.5	15.2	15.5	0.01%
^Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	265.0	281.5	0.13%
^Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	252.3	252.6	0.12%
^Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	223.8	206.2	219.5	0.10%
^D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	6.5	6.5	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	$185.3	$170.7	$181.3	0.09%
^DRV Enterprise, Inc. dba Cici’s Pizza #339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	40.5	41.3	0.02%
^Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	17.0	7.7	7.8	—%
^U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	96.3	88.7	94.4	0.05%
^Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	184.0	186.0	0.09%
^R & J Petroleum LLC Manar USA, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	180.0	165.8	176.3	0.08%
^St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	14.0	14.3	0.01%
^Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	14.9	15.0	0.01%
^Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	245.2	258.7	0.12%
^Big Apple Entertainment Partners, LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	121.8	122.0	0.06%
^LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	625.7	666.0	0.32%
^ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	120.7	122.5	0.06%
^University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	49.6	50.5	0.02%
^Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	169.9	180.0	0.09%
^LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	231.4	245.0	0.12%
^O'Rourkes Diner LLC dba O'Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	60.1	63.5	0.03%
^Michael J. Speeney & Joyce Speeney and R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	336.4	358.1	0.17%
^AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	16.5	10.6	10.8	0.01%
^New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	261.6	275.7	0.13%
^Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	329.8	351.0	0.17%
^Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	68.3	69.3	0.03%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	$15.0	$9.4	$9.5	—%
^Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	50.0	33.5	34.1	0.02%
^Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	262.8	280.1	0.13%
^WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	129.5	92.0	94.2	0.05%
^Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	1,166.8	766.6	780.9	0.37%
^Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	63.5	67.8	0.03%
^KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	31.2	31.6	0.02%
^Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	12.7	12.9	0.01%
^ALF, LLC, Mulit-Service Eagle Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	62.9	57.2	61.1	0.03%
^Craig R Freehauf dba Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	22.0	22.4	0.01%
^Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	85.2	86.6	0.04%
^Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	257.9	275.4	0.13%
^Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	14.0	14.2	0.01%
^Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	553.0	588.9	0.28%
^Bisson Moving & Storage Company Bisson Transportation Inc and BTG Real	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	350.0	356.3	0.17%
^Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	346.5	370.3	0.18%
^Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	5.0	5.1	—%
^Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	344.0	350.0	0.17%
^Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	8.4	8.6	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	$231.5	$195.9	$205.8	0.10%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	113.6	114.8	0.05%
^Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	696.2	743.5	0.36%
^Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	103.7	82.0	84.9	0.04%
^Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,178.8	916.7	947.4	0.45%
^ATC Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	6.1	6.2	—%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	852.8	643.1	664.9	0.32%
^J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	452.5	482.9	0.23%
^K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	42.8	43.2	0.02%
^15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	144.1	146.2	0.07%
^M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	138.6	140.5	0.07%
^Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	219.2	223.1	0.11%
^Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	35.6	36.3	0.02%
^MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	137.5	79.0	80.2	0.04%
^K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	58.8	34.4	34.8	0.02%
^28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	12.5	12.7	0.01%
^PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	122.9	131.0	0.06%
^39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	25.3	26.9	0.01%
^39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	74.3	79.1	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	$302.5	$165.5	$168.3	0.08%
^Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	1,070.0	589.1	594.4	0.28%
^Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	377.3	402.4	0.19%
^Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	62.5	34.8	35.2	0.02%
^Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	148.1	149.4	0.07%
^SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	806.2	433.9	441.2	0.21%
^Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	14.7	15.6	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	97.1	98.2	0.05%
^Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	133.6	119.1	126.8	0.06%
^Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	91.5	37.8	40.3	0.02%
^A & A Auto Care, LLC dba A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	90.1	96.0	0.05%
^LaHoBa, LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	68.6	73.2	0.04%
^Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	6.9	7.0	—%
^MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	223.0	237.7	0.11%
^Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	39.8	42.5	0.02%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	312.0	332.9	0.16%
^Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	227.3	242.2	0.12%
^Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	28.6	15.2	15.4	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	$449.3	$407.6	$434.9	0.21%
^Peanut Butter & Co., Inc. dba Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	65.5	33.6	34.0	0.02%
^Demand Printing Solutions, Inc. and MLM Enterprises, LLC dba Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	8.6	8.7	—%
^Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	110.0	111.4	0.05%
^Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	121.4	129.6	0.06%
^Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	112.6	120.2	0.06%
^Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	116.5	124.4	0.06%
^Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	13.7	14.6	0.01%
^Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	29.0	29.4	0.01%
^Food & Beverage Associates Of N.J. Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	4.4	4.5	—%
^Key Products I&II, Inc. dba Dunkin' Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	77.5	78.4	0.04%
^Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	36.2	37.1	0.02%
^SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	53.8	57.4	0.03%
^Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	27.3	29.1	0.01%
^Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	99.4	106.1	0.05%
^Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	3.5	3.5	—%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	145.9	137.4	146.2	0.07%
^Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	27.7	24.2	25.8	0.01%
Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	120.0	81.2	83.4	0.04%
^Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	30.7	31.1	0.01%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	$34.0	$29.7	$31.6	0.02%
^Any Garment Cleaner-East Brunswick, Inc dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	16.9	17.1	0.01%
^West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	148.7	129.9	138.3	0.07%
^Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	19.9	20.2	0.01%
^K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	8.7	8.8	—%
^Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	228.2	198.3	211.3	0.10%
^Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	41.1	41.4	0.02%
^Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	204.0	92.5	93.5	0.04%
^Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	7.9	8.0	—%
^Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	43.4	46.3	0.02%
^Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	208.3	221.6	0.11%
^California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	79.7	80.5	0.04%
^DDLK Investments LLC dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	2.6	2.6	—%
^Planet Verte, LLC dba Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	17.9	18.0	0.01%
^Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	17.6	17.8	0.01%
^ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	21.4	21.6	0.01%
^I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	74.9	64.6	68.9	0.03%
^WeaverVentures, Inc dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	23.8	10.3	10.5	0.01%
^CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	8.9	9.0	—%
^Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	12.2	12.3	0.01%
^Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	94.6	81.7	87.1	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	$67.5	$29.2	$29.6	0.01%
^Excel RP, Inc., Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	37.9	39.6	0.02%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	2.6	2.6	—%
^ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	3.2	3.2	—%
^Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	15.6	15.8	0.01%
^M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	59.4	60.2	0.03%
^New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	0.7	0.7	—%
^Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	2.5	2.6	—%
^Vortex Automotive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	76.6	65.8	70.1	0.03%
^ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	4.5	4.5	—%
^Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	36.2	38.6	0.02%
^Music Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	185.4	69.1	69.9	0.03%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	29.0	29.9	0.01%
^David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	3.3	3.3	—%
^CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	58.5	19.5	19.7	0.01%
^KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	49.5	52.7	0.03%
^Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	3.6	3.7	—%
^Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	20.3	20.5	0.01%
^Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	147.5	124.9	132.9	0.06%
^Supreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	87.6	88.4	0.04%
^Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	12.4	12.5	0.01%
^Envy Salon & Spa LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	4.9	4.9	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	$12.1	$3.3	$3.3	—%
^The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	22.5	12.1	12.2	0.01%
^Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	2.0	2.0	—%
^Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	7.5	1.3	1.3	—%
^Peter Thomas Roth Labs LL	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	425.0	93.3	93.9	0.04%
^Dream Envy, Ltd. dba Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	20.6	20.7	0.01%
^CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	28.8	28.9	0.01%
^Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	22.5	4.0	4.1	—%
^D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	51.3	54.1	0.03%
^Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	1.6	1.6	—%
^Burks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	8.0	8.0	—%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	69.9	70.2	0.03%
^Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	97.5	62.1	62.3	0.03%
^Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	1.6	1.6	—%
Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	75.0	31.7	31.8	0.02%
^Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	12.0	1.9	1.9	—%
^A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	14.8	14.9	0.01%
^All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	37.6	39.8	0.02%
^Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	9.8	0.6	0.6	—%
^Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	5.7	5.7	—%
^RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	3.4	3.4	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	$8.4	$0.8	$0.8	—%
^Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	11.8	11.8	0.01%
^Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	9.9	10.0	—%
^Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	2.2	2.2	—%
^MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	0.4	0.4	—%
^Kings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	7.1	7.1	—%
^Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	15.0	1.7	1.7	—%
^Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	1.2	1.2	—%
^1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	12.3	13.1	0.01%
^Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	315.0	25.2	25.3	0.01%
^Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	4.8	4.9	—%
^Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	9.9	9.9	—%
^Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	184.0	187.1	0.09%
^Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	221.0	32.3	33.4	0.02%
^No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	0.2	0.2	—%
^CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	47.0	0.2	0.2	—%
^Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	187.3	194.8	0.09%
^Spain Street LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	0.9	0.9	—%
^Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	—	—	—%
^Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	56.3	0.1	0.1	—%
^Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	12/31/2018	64.5	30.6	30.8	0.01%
^Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	161.0	168.0	0.08%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	$52.0	$9.0	$9.5	—%
^Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6.5%	12/31/2018	1,076.8	772.5	779.2	0.37%
^Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	14.2	3.2	3.4	—%
^Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	64.1	67.4	0.03%
^Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	53.5	9.0	9.4	—%
^Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	14.5	15.0	0.01%
^Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	19.7	3.3	3.4	—%
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	250.0	17.5	18.1	0.01%
^McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	11.6	12.1	0.01%
^Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	1.6	1.6	—%
^Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	9.5	9.7	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	333.3	65.5	65.8	0.03%
^West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	1,333.0	863.5	895.8	0.43%
^Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	27.9	28.7	0.01%
^Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	17.2	17.5	0.01%
^Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	17.5	18.2	0.01%
^Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	42.5	44.0	0.02%
^Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	75.0	7.8	8.0	—%
^B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	18.8	18.8	0.01%
^RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	7.0	7.1	—%
^Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	2.3	2.4	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	$73.8	$8.8	$8.8	—%
^M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	250.0	9.4	9.5	—%
^Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	185.8	31.5	32.3	0.02%
^OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	56.8	4.3	4.3	—%
^CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	30.8	31.1	0.01%
^Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	4.9	5.0	—%
^Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	12.2	12.3	0.01%
^Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	250.0	27.4	27.8	0.01%
^Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	25.4	25.7	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	12.8	13.1	0.01%
^LABH, Inc.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	555.0	40.8	41.3	0.02%
^Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	7.0	7.2	—%
^Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	202.5	20.0	20.2	0.01%
^Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	29.8	30.2	0.01%
^Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	6.4	6.5	—%
^Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	13.4	13.4	0.01%
^Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	85.0	4.7	4.8	—%
^Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	42.0	42.4	0.02%
^Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	3.7	3.8	—%
^Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	10.9	11.2	0.01%
^Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.0	1.1	—%
^P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	8.9	9.1	—%
^Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	0.4	0.4	—%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	$79.0	$6.2	$6.3	—%
Chez Rurene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	9.2	9.2	—%
Total Performing SBA Unguaranteed Investments					$235,664.6	$204,850.6	$202,886.6	97.03%
Non-Performing SBA Unguaranteed Investments(3)
^200 North 8th Street Associates LLC and Enchanted Acres Fa	Food Manufacturing	Term Loan	Prime plus 2.75%	5/4/2028	468.8	469.3	441.3	0.21%
^214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	6%	11/29/2037	81.7	81.7	29.7	0.01%
^A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	6%	8/1/2016	1.3	1.3	1.2	—%
Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	7.75%	10/15/2015	4.3	4.3	0.6	—%
^Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	6.25%	9/18/2040	129.3	129.5	109.0	0.05%
^AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.3	305.7	28.8	0.01%
AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.7	34.8	19.4	0.01%
^B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	206.4	206.7	201.6	0.10%
Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.0	177.4	80.2	0.04%
^Fieldstone Quick Stop LLC (OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	646.4	648.0	327.6	0.16%
^Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar D	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	146.0	146.3	—	—%
Bwms Management, LLC	Food Services and Drinking Places	Term Loan	0%	3/1/2018	5.1	5.1	4.9	—%
^Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	59.0	59.0	56.4	0.03%
^Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.4	43.5	—	—%
^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	285.5	286.2	43.1	0.02%
^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	94.1	94.3	—	—%
^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/31/2035	172.8	173.0	158.3	0.08%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/29/2023	$64.7	$64.8	$58.6	0.03%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	2,646.6	2,673.3	2,609.4	1.25%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	178.9	179.3	169.4	0.08%
^Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	63.9	64.0	49.6	0.02%
^Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	78.2	78.4	1.2	—%
Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	1.6	1.6	1.5	—%
^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	316.1	316.9	36.5	0.02%
^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	155.2	155.6	114.8	0.05%
^Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	12.6	12.6	9.4	—%
^EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	123.2	123.5	107.1	0.05%
^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/30/2022	232.9	233.5	22.7	0.01%
^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	4/25/2022	157.4	157.8	—	—%
^Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/27/2023	13.3	13.3	—	—%
^Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	18.9	19.0	17.8	0.01%
Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	189.7	190.2	154.5	0.07%
^Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	176.7	177.1	156.6	0.07%
Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	464.2	465.4	36.4	0.02%
^Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2026	478.9	480.1	127.1	0.06%
^Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	58.7	58.8	52.9	0.03%
^J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	647.5	649.1	226.8	0.11%
^J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	6.25%	3/3/2039	130.2	130.6	91.9	0.04%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	$79.8	$80.0	$11.7	0.01%
Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	149.7	150.1	52.2	0.02%
^Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	6%	6/28/2022	144.4	144.8	140.4	0.07%
^Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	63.4	63.5	57.2	0.03%
Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.6	—%
^Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	6.25%	11/15/2038	373.2	374.1	351.8	0.17%
Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	6.25%	10/23/2025	59.1	59.3	55.7	0.03%
^Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	51.0	51.0	4.0	—%
^M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	15.9	16.0	12.1	0.01%
^Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	126.4	126.7	17.5	0.01%
^Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	152.8	152.9	140.3	0.07%
^Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	723.1	725.0	486.9	0.23%
Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	44.8	44.8	3.0	—%
^New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	6/19/2025	97.3	97.5	88.4	0.04%
Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	169.8	170.3	22.7	0.01%
^E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,227.7	1,230.8	436.4	0.21%
^NB & T Services, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/27/2026	36.5	36.6	—	—%
Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	132.0	132.1	7.2	—%
^Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC) d	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	535.1	536.4	368.5	0.18%
^Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	18.8	18.8	18.5	0.01%
Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	6%	3/13/2023	21.2	21.2	—	—%
^Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	6.25%	12/20/2032	69.7	69.9	62.9	0.03%
^STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	2.3	—%
Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	403.1	404.1	324.8	0.16%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	8/26/2024	$201.1	$201.6	$—	—%
Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	0.2	0.2	0.2	—%
^The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	7.9	7.9	0.9	—%
The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	6.2	6.2	2.3	—%
^Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	42.4	42.5	41.3	0.02%
^Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	6%	4/29/2024	56.5	56.6	—	—%
^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	12/23/2024	149.1	149.3	—	—%
^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	4/3/2029	134.4	134.5	—	—%
^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	6/30/2024	325.2	326.0	306.6	0.15%
^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	7/3/2024	137.9	138.3	13.8	0.01%
Woody’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	1/12/2026	11.7	11.7	3.1	—%
Total Non-Performing SBA Unguaranteed Investments					$14,879.8	$14,933.6	$8,584.6	4.11%
Total SBA Unguaranteed Investments					$250,544.4	$219,784.2	$211,471.2	101.14%
Performing SBA Guaranteed Investments(4)
HMG Strategy, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	200.0	150.0	165.9	0.08%
Techni-Pro Institute LLC	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	760.0	570.0	630.6	0.30%
Sempco, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	168.0	126.0	142.3	0.07%
Means Enterprises LLC dba FastFrame Frisco	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	150.0	127.5	141.1	0.07%
New Image Building Services, Inc. dba The Maids Servicing Oakland &Maco	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2026	175.0	131.3	145.2	0.07%
Jacliff Investments Inc. dba International health Technologies	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	500.0	375.0	414.9	0.20%
Joshua L. Baker	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	105.0	89.3	98.7	0.05%
See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	$1,679.5	$1,259.6	$1,420.2	0.68%
Fort Smith Wings Inc. dba Wing Stop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	130.0	110.5	122.2	0.06%
Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	900.0	675.0	754.3	0.36%
Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	394.9	296.1	334.3	0.16%
Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	691.5	518.7	585.4	0.28%
Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	1,500.0	1,125.0	1,268.4	0.61%
Worldwide Estate, Inc. dba Washington Heights Manor	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	900.0	467.3	527.7	0.25%
Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	1,750.0	837.3	944.0	0.45%
Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	1,175.5	739.7	833.0	0.40%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	2,000.0	1,099.4	1,240.3	0.59%
Middlesex Auto Sales Corp	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2041	500.0	142.5	160.9	0.08%
131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	510.1	107.5	121.1	0.06%
Surgarloaf Concepts LLC dba Fat Biscuit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/8/2026	675.0	287.6	317.9	0.15%
MIK LLC dba Firehouse Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	800.0	490.0	542.1	0.26%
Roast Beef Levittown LLC dba Arby’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	1,860.0	163.7	180.8	0.09%
Imaginarium Foods LLC,	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	1,506.9	373.3	421.0	0.20%
Total SBA Guaranteed Performing Investments					$19,031.4	$10,262.3	$11,512.3	5.51%
Total SBA Unguaranteed and Guaranteed Investments					$269,575.8	$230,046.5	$222,983.5	106.64%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6)(16)	Data processing, hosting and related services.	50% Membership Interest	—%	—	$—	$—	$—	—%
		Term Loan	3%	December 2014	1,120.0	381.0	—	—%
*Automated Merchant Services, Inc.(7)(16)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	750.0	0.36%
		Line of Credit	Prime Plus 2.5%	August 2018	2,690.0	2,690.0	2,690.0	1.29%
CrystalTech Web Hosting, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,434.0	20,109.0	9.62%
*Fortress Data Management, LLC(16)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(13)(16)	Insurance Carriers and Related Activities	100% Membership Interests	—%	—	—	—	2,500.0	1.20%
PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	100% Membership Interests	—%	—	—	725.1	860.0	0.41%
		Term Loan	10% – 12%	Various maturities through May 2018	1,685.0	1,685.0	1,185.0	0.57%
Secure CyberGateway Services, LLC(10)(16)	Data processing, hosting and related services.	66.7% Membership Interests	—%	—	—	—	—	—%
		Term Loan	7%	June 2017	2,400.0	300.0	—	—%
Small Business Lending, LLC.(12)(16)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	3,300.0	1.58%
Titanium Asset Management LLC(15)(16)	Administrative and Support Services	100% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	July 2017	2,200.0	660.4	508.1	0.24%
ADR Partners, LLC dba banc-serv Partners, LLC(12)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,260.3	5,400.0	2.58%
*Summit Systems and Designs, LLC(14)(16)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,438.0	21,000.0	10.04%
Universal Processing Services of Wisconsin, LLC(11)(16)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	63,000.0	30.13%
Total Controlled Investments					$10,095.0	$41,001.8	$121,302.1	58.01%

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliate Investments
Excel WebSolutions, LLC	Data processing, hosting and related services.	Term Loan	10%	September 2018	$1,020.2	$903.5	$903.5	0.43%
		Warrants	—%	—	—	—	—	—%
					$1,020.2	$903.5	$903.5	0.43%
Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 0.29% yield					9.6	9.6	9.6	—%
Peapack Gladstone High Yield IMMA – 0.30% yield					25.8	25.8	25.8	0.01%
Total Money Market Funds					$35.4	$35.4	$35.4	0.02%
Total Investments					$280,726.4	$271,987.2	$345,224.5	165.10%

^
Denotes investment that has been pledged as collateral under the Securitization Trusts.

*
Denotes non-income producing security.

(1)
Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.

(2)
Prime Rate is equal to 3.50% as of December 31, 2016.

(3)
Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.

(4)
Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 3.

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2016
(In Thousands)

(5)
Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company.

(6)
50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.

(7)
96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

(8)
18.35% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), 31.8% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(9)
25% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.).

(10)
66.7% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.

(11)
100% owned by Newtek Business Services Holdco 1, Inc. (a subsidiary of Newtek Business Services Corp.).

(12)
100% owned by Newtek LSP Holdco, LLC (a subsidiary of Wilshire Holdings I, Inc. and Banc-Serv Acquisition, Inc., both subsidiaries of Newtek Business Services Corp.).

(13)
100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(14)
100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.).

(15)
50% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.), 30% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 17.8% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), and 2.2% owned by Wilshire New York Advisers II, LLC (a subsidiary of Newtek Business Services Corp.).

(16)
Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.

(17)
All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.

(18)
Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At December 31, 2016, 5.5% of total assets are non-qualifying assets. As of December 31, 2016, the federal tax cost of investments was $263,179,000 resulting in estimated gross unrealized gains and losses of  $99,380,000 and $17,335,000, respectively.

See accompanying notes to these consolidated financial statements

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:
Newtek Business Services Corp. is a Maryland corporation which was formed in August 2013 and is an internally managed, closed end, non-diversified investment company. The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and generate dividend income from equity investments in controlled portfolio companies.
The Company has formed certain Taxable Subsidiaries, which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.
The following wholly-owned subsidiaries are consolidated in the financial statements of the Company:
•
Newtek Small Business Finance, LLC

•
Newtek Asset Backed Securities, LLC

•
The Whitestone Group, LLC

•
Wilshire Colorado Partners, LLC

•
Wilshire DC Partners, LLC

•
Wilshire Holdings I, Inc.

•
Wilshire Louisiana BIDCO, LLC

•
Wilshire Louisiana Partners II, LLC

•
Wilshire Louisiana Partners III, LLC

•
Wilshire Louisiana Partners IV, LLC

•
Wilshire New York Advisers II, LLC

•
Wilshire New York Partners III, LLC

•
Wilshire New York Partners IV, LLC

•
Wilshire New York Partners V, LLC

•
Wilshire Partners, LLC

•
CCC Real Estate Holdings, LLC

•
Exponential Business Development Co., Inc.

•
Newtek LSP Holdco, LLC

•
Newtek Business Services Holdco 1, Inc.

•
Newtek Business Services Holdco 2, Inc.

•
Newtek Business Services Holdco 3, Inc.

•
Newtek Business Services Holdco 4, Inc.

•
Newtek Business Services Holdco 5, Inc. (formerly Banc-Serv Acquisition, Inc.)

The consolidated financial statements of the Company have been prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Article 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: – (continued)

that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.
Except as otherwise noted, all financial information included in the tables in the following footnotes is stated in thousands, except per share data.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:
Fair Value
The Company applies fair value accounting to certain of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.
The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.
Any changes to the valuation methodology are reviewed by management and the Board to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 3.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. Actual results could differ from those estimates.
Consolidation
As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.
As of July 1, 2016, the Company determined that Exponential, previously a controlled portfolio company, met the criteria for consolidation under ASC Topic 946. This determination was based on Exponential’s purchase of membership interests in two controlled portfolio companies during the year ended December 31, 2016.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: – (continued)

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s consolidated statements of assets and liabilities as investments. Those assets are owned by the securitization trusts, and are included in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company.
Distributions
Dividends and distributions to the Company’s common stockholders are recorded on the declaration date. The timing and amount to be paid out as a dividend or distribution is determined by the Company’s Board each quarter and is generally based upon the taxable earnings estimated by management.
Cash and Cash Equivalents
The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held almost exclusively at financial institutions of high credit quality. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments. As of December 31, 2017, cash deposits in excess of insured amounts totaled $5,609,000. The Company has not experienced any losses with respect to cash balances in excess of insured amounts and management does not believe there was a significant concentration of risk with respect to cash balances as of December 31, 2017.
Restricted Cash
Restricted cash includes amounts due on SBA loan-related remittances to third parties and cash reserves associated with securitization transactions. As of December 31, 2017, total restricted cash was $18,074,000.
Broker Receivable
Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.
Income Taxes
Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.
The Company’s U.S. federal and state income tax returns prior to fiscal year 2014 are generally closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.
The Company has elected to be treated as a RIC under the Code beginning with the 2015 tax year and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs. The RIC tax return includes Newtek Business Services Corp. and NSBF, a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC tax return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not included in the RIC tax return. In order to maintain its RIC tax treatment, among other things, the Company is required

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: – (continued)

to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to any income that is distributed to its stockholders as dividends.
Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2017, 2016 and 2015, no U.S. federal excise taxes were due.
The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the net unrealized appreciation generated by the controlled investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $8,164,000 and $5,983,000 at December 31, 2017 and 2016, respectively, and are recorded as deferred tax liabilities on the consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.
Investment Income
Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.
Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment.
The Company earns servicing income related to the guaranteed portions of SBA loan investments which it sells into the secondary market. These recurring fees are earned daily and recorded when earned. Servicing income is earned for the full term of the loan or until the loan is repaid.
The Company earns a variety of fees from borrowers in the ordinary course of conducting its business, including packaging, legal, late payment and prepayment fees. All other income is recorded when earned. Other income is generally non-recurring in nature and earned as “one time” fees in connection with the origination of new debt investments with non-affiliates.
Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in the fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.
Stock — Based Compensation
The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: – (continued)

measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortizes this fair value to salaries and benefits ratably over the requisite service period or vesting term.
New Accounting Standards
In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force),” which requires that the statement of cash flow explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those periods. Early adoption is permitted. This ASU will not have a material impact on the Company’s consolidated financial statements and disclosures.
In February 2016, the FASB issued ASU 2016-02, “Leases,” which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year. The ASU is effective for annual reporting periods beginning after December 15, 2018, and interim periods within those periods. Early adoption is permitted. The Company has not completed its review of the new guidance; however, the Company anticipates that upon adoption of the standard it will recognize additional assets and corresponding liabilities related to leases on its consolidated statements of assets and liabilities.
In January 2016, the FASB issued ASU 2016-01, “Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities”, which, among other things, requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those periods, and early adoption is permitted for certain provisions. The Company does not believe this ASU will have a material impact on its consolidated financial statements and disclosures.
In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)”. ASU 2014-09 supersedes the revenue recognition requirements under ASC 605, “Revenue Recognition”, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In March 2016, the FASB issued ASU 2016-08, “Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net)”, which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing”, which clarified the implementation guidance regarding performance obligations and licensing arrangements. In May 2016, the FASB issued ASU No. 2016-12, “Revenue from Contracts with Customers (Topic

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: – (continued)

606) — Narrow-Scope Improvements and Practical Expedients”, which clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. In December 2016, the FASB issued ASU No. 2016-20, “Revenue from Contracts with Customers (Topic 606) — Technical Corrections and Improvements”, which provided disclosure relief, and clarified the scope and application of the new revenue standard and related cost guidance. The ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within that reporting period. The Company has evaluated the guidance under Topic 606 and expects to identify similar performance obligations under ASC 606 as compared with deliverables and separate units of account previously identified. The Company evaluated each revenue stream and concluded that all were covered by the scope exceptions as detailed in Topic 606. As a result, the Company expects timing of its revenue recognition to remain the same.
Segments
The Company has determined that it has a single reporting segment and operating unit structure. The Company issues debt and makes equity investments in portfolio companies in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt and equity investment relationships have similar business and economic characteristics, they have been aggregated into a single lending and investment segment.
Reclassifications
Certain prior period amounts have been reclassified to conform to the current period presentation.
NOTE 3 — FAIR VALUE MEASUREMENTS
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, management uses various valuation approaches, all of which have been approved by the Company’s Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:
Level 1
Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS – (continued)

Level 3
Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the years ended December 31, 2017 or 2016. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.
Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.
When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary methods for determining enterprise value include a discounted cash flow analysis and a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.
In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.
Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS – (continued)

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
The following tables present fair value measurements of the Company’s assets and liabilities measured at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair values as of December 31, 2017 and 2016:
	Fair Value Measurements at December 31, 2017 using:
	Total	Level 1	Level 2	Level 3
Assets
Investments in money markets funds	$9	$9	$—	$—
SBA unguaranteed non-affiliate investments	278,034	—	—	278,034
SBA guaranteed non-affiliate investments	25,490	—	25,490	—
Controlled investments	153,156	—	—	153,156
Other real estate owned(1)	1,121	—	1,121	—
Servicing assets	19,359	—	—	19,359
Total assets	$477,169	$9	$26,611	$450,549
Liabilities
Contingent consideration liabilities(2)	$913	$—	$—	$913

(1)
Included in Other Assets on the Consolidated Statements of Assets and Liabilities.

(2)
Included in Accounts Payable, Accrued Expenses and Other Liabilities on the Consolidated Statements of Assets and Liabilities. Refer to Note 4.

For the year ended December 31, 2017, the change in unrealized appreciation (depreciation) included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2017 includes $1,342,000 in unrealized depreciation on SBA unguaranteed non-affiliate investments, $12,957,000 in unrealized appreciation on controlled investments, and $3,394,000 in unrealized depreciation on servicing assets.
	Fair Value Measurements at December 31, 2016 using:
	Total	Level 1	Level 2	Level 3
Assets
Investments in money markets funds	$35	$35	$—	$—
SBA unguaranteed non-affiliate investments	211,471	—	—	211,471
SBA guaranteed non-affiliate investments	11,512	—	11,512	—
Controlled investments	121,302	—	—	121,302
Other real estate owned(1)	875	—	875	—
Non-control/non-affiliate investments	904	—	—	904
Servicing assets	16,246	—	—	16,246
Total assets	$362,345	$35	$12,387	$349,923

(1)
Included in Other Assets on the Consolidated Statements of Assets and Liabilities

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS – (continued)

For the year ended December 31, 2016, the change in unrealized appreciation (depreciation) included in the consolidated statement of operations attributable to Level 3 investments still held at December 31, 2016 includes $102,000 in unrealized appreciation on SBA unguaranteed non-affiliate investments, $11,337,000 in unrealized appreciation on controlled investments, $43,000 in unrealized depreciation on non-control/non-affiliate investments and $2,269,000 in unrealized depreciation on servicing assets.
The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements as of December 31, 2017 and 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements at December 31, 2017 and 2016.
	Fair Value as of December 31, 2017	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$266,467	Discounted cash flow	Market yields	5.60%	5.60%	5.60%
SBA unguaranteed non-affiliate investments – non-performing loans	$11,567	Discounted cash flow	Market yields	5.84%	5.84%	5.84%
Controlled equity investments(A)	$142,950	Market comparable companies	EBITDA multiples(B)	7.45x	3.54x	9.00x
		Market comparable companies	Revenue multiples(B)	1.08x	0.21x	2.55x
		Discounted cash flow	Weighted average cost of capital(B)	13.12%	11.40%	22.47%
	$2,450	Recent transaction	N/A	N/A	N/A	N/A
Controlled debt investments	$7,396	Discounted cash flow	Market yields	6.70%	4.75%	7.00%
	$360	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$19,359	Discounted cash flow	Market yields	13.06%	13.06%	13.06%
Liabilities:
Contingent consideration liabilities	$913	Discounted cash flow	Projected EBITDA and probability of achievement	N/A	N/A	N/A

(A)
In determining the fair value of the Company’s controlled equity investments as of December 31, 2017, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 45.1% and 54.9%, respectively, on a weighted average basis.

(B)
The Company valued $129,020,000 of investments using an equal weighting of EBITDA and revenue multiples and none of its investments using only revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $13,930,000 of investments using only discounted cash flows.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS – (continued)

	Fair Value as of December 31, 2016	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$202,887	Discounted cash flow	Market yields	5.50%	5.50%	5.50%
SBA unguaranteed non-affiliate investments – non-performing loans	$8,584	Discounted cash flow	Market yields	6.19%	6.19%	6.19%
Controlled equity investments(A)(B)	$116,919	Market comparable companies	EBITDA multiples(B)	6.10x	3.01x	6.99x
		Market comparable companies	Revenue multiples(B)	1.21x	0.62x	3.08x
		Discounted cash flow	Weighted average cost of capital(B)	12.57%	11.00%	15.30%
Controlled debt investments	$3,875	Discounted cash flow	Market yields	7.05%	5.75%	10.00%
	$508	Liquidation value	Asset value	N/A	N/A	N/A
Non-control/non-affiliate debt investments	$904	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$16,246	Discounted cash flow	Market yields	12.20%	12.20%	12.20%

(A)
In determining the fair value of the Company’s controlled investments as of December 31, 2016, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 46.1% and 53.9%, respectively, on a weighted average basis.

(B)
The Company valued $106,609,000 of investments using an equal weighting of EBITDA and revenue multiples and $860,000 of investments using only revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $9,450,000 of investments using only discounted cash flows.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS – (continued)

The following tables present the changes in investments, servicing assets and liabilities measured at fair value using Level 3 inputs for the years ended December 31, 2017 and 2016:
	December 31, 2017
	SBA Unguaranteed Investments	Controlled Investments	Non-Control/ Non-Affiliate Investments	Servicing Assets	Contingent Consideration Liabilities
Fair value, December 31, 2016	$211,471	$121,302	$904	$16,246	$—
Net change in unrealized (depreciation) appreciation	(1,342)	12,957	—	(3,394)	—
Realized loss	(894)	(300)	—	—	—
SBA unguaranteed non-affiliate investments, funded	89,762	—	—	—	—
Foreclosed real estate acquired	(503)	—	—	—	—
Purchase of investments	—	35,188	3,255	—	—
Purchase of loans from SBA	6,469	—	—	—	—
Purchase of loan portfolio	175	—	—	—	—
Transfer of Excel WebSolutions, LLC from Non-control/Non-affiliate to Controlled Investments	—	904	(904)	—	—
Record fair value of contingent consideration liabilities	—	—	—	—	1,368
Change in fair value of contingent consideration liabilities	—	—	—	—	(455)
Net accretion of premium/discount	19	—	—	—	—
Return of investment	—	(50)	—	—	—
Principal payments received on debt investments	(27,123)	(16,845)	(3,255)	—	—
Additions to servicing assets	—	—	—	6,507	—
Fair value, December 31, 2017	$278,034	$153,156	$—	$19,359	$913

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS – (continued)

	December 31, 2016
	SBA Unguaranteed Investments	Controlled Investments	Non-Control/ Non-Affiliate Investments	Servicing Assets
Fair value, December 31, 2015	$158,355	$104,376	$1,824	$13,042
Net change in unrealized appreciation (depreciation)	18	11,337	(43)	(2,269)
Realized loss	(925)	—	—	—
SBA unguaranteed non-affiliate investments, funded	74,239	—	—	—
Foreclosed real estate acquired	(446)	—	—	—
Purchase of investments	—	8,595	1,020	—
Transfer from due from related parties	—	435	—	—
Transfer of Titanium Asset Management LLC from Non-control/Non-affiliate to Controlled Investments	—	1,146	(1,146)	—
Purchase of loan from SBA	2,057	—	—	—
Return of investment	—	(535)	—	—
Principal payments received on debt investments	(21,827)	(4,052)	(751)	—
Additions to servicing assets	—	—	—	5,473
Fair value, December 31, 2016	$211,471	$121,302	$904	$16,246

NOTE 4 — INVESTMENTS:
Investments, all of which are with portfolio companies in the United States, consisted of the following at December 31, 2017 and 2016:
	December 31, 2017		December 31, 2016
	Cost	Fair Value	Cost	Fair Value
Money market funds	$9	$9	$35	$35
Non-affiliate debt investments	310,531	303,524	230,950	223,887
Controlled investments
Equity	48,835	145,400	35,285	116,919
Debt	11,063	7,756	5,716	4,383
Total investments	$370,438	$456,689	$271,986	$345,224

In April 2017, the Company invested in 100% of the common stock of a new wholly-owned, controlled portfolio company, IPM. IPM provides consulting, design and implementation of technology solutions for enterprise and commercial clients. Total consideration for the investment was $11,120,000 and consisted of $1,000,000 in restricted shares of Newtek common stock, $8,752,000 in cash and $1,368,000 to be paid in cash in two equal installments in 2018 and 2019 based on IPM attaining specific EBITDA levels for 2017 and 2018. As of December 31, 2017, the fair value of the contingent consideration liabilities was $913,000 and is included in Accounts Payable, Accrued Expenses and Other Liabilities on the consolidated statement of assets and liabilities.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — INVESTMENTS: – (continued)

During the third quarter of 2017, a portion of IPM’s business was spun off into a new wholly-owned controlled portfolio company, SIDCO. As a result, the underlying IPM business has not changed.
On October 24, 2017, the Company invested in 100% of the membership interests of a new wholly-owned, controlled portfolio company, UCS, which is a lead generator for commercial financing companies. Total consideration paid by the Company was $3,050,000 and consisted of  $500,000 in restricted shares of Newtek common stock and $1,950,000 in cash, with the $600,000 balance to be paid in cash and Newtek common stock, in two equal installments in 2019 and 2020 based on UCS attaining specific EBITDA targets for 2018 and 2019. As of December 31, 2017, the fair value of the contingent consideration liabilities was zero.
The following table shows the Company’s portfolio investments by industry at December 31, 2017 and 2016:
	December 31, 2017		December 31, 2016
Industry	Cost	Fair Value	Cost	Fair Value
Data Processing, Hosting, and Related Services	$29,152	$115,875	$29,010	$107,180
Food Services and Drinking Places	31,929	31,822	21,941	21,702
Professional, Scientific, and Technical Services	31,471	31,241	12,240	11,582
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	19,326	23,489	12,909	12,649
Amusement, Gambling, and Recreation Industries	21,408	22,284	18,486	18,995
Truck Transportation	20,115	19,005	7,469	6,938
Ambulatory Health Care Services	14,863	14,537	13,068	11,976
Repair and Maintenance	13,762	14,285	12,066	12,228
Accommodation	9,602	10,253	9,455	9,849
Specialty Trade Contractors	9,768	9,032	8,311	7,595
Fabricated Metal Product Manufacturing	8,281	8,424	5,922	5,961
Social Assistance	7,393	7,549	4,903	4,905
Food Manufacturing	9,362	6,906	5,596	4,873
Personal and Laundry Services	6,678	6,788	4,255	4,206
Merchant Wholesalers, Durable Goods	6,736	6,693	6,211	5,989
Gasoline Stations	6,646	6,409	5,938	5,570
Building Material and Garden Equipment and Supplies Dealers	5,752	5,750	4,439	4,328
Administrative and Support Services	5,909	5,371	6,379	5,727
Construction of Buildings	5,133	5,355	1,708	1,747
Performing Arts, Spectator Sports, and Related Industries	4,716	5,116	1,854	1,819
Food and Beverage Stores	5,143	5,114	5,221	5,194
Rental and Leasing Services	5,590	5,056	1,741	1,615
Transit and Ground Passenger Transportation	5,233	4,943	1,836	1,703
Motor Vehicle and Parts Dealers	4,879	4,904	5,059	5,051
Other	81,591	80,488	65,969	65,842
Total	$370,438	$456,689	$271,986	$345,224

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY
TRANSACTIONS:
Transactions with Affiliated Companies
An affiliated company is a company in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is a company in which the Company owns more than 25% of its voting securities. Transactions related to our investments with controlled affiliates for the year ended December 31, 2017 were as follows:
Portfolio Company	Fair value at December 31, 2016	Purchases (cost)	Principal received (cost)	Net realized gains/ (losses)	Net unrealized gains/ (losses)	Fair value at December 31, 2017	Interest and other income	Dividend income
Controlled Investments
Universal Processing Services of Wisconsin, LLC	$63,000	$—	$—	$—	$17,000	$80,000	$—	$7,100
Premier Payments LLC	21,000	—	—	—	2,000	23,000	—	1,575
Newtek Technology Solutions, Inc.	20,109	—	(50)	—	(7,659)	12,400	—	—
International Professional Marketing, Inc.(1)	—	5,450	(1,000)	—	—	4,450	10	550
SIDCO, LLC	—	7,915	(245)	—	—	7,670	6	225
banc-serv Partners, LLC	5,400	30	—	—	(2,000)	3,430	—	—
CDS Business Services, Inc.	3,440	18,343	(14,637)	—	7,250	14,396	544	200
Small Business Lending, LLC	3,300	—	—	—	(800)	2,500	—	—
Newtek Insurance Agency, LLC	2,500	—	—	—	—	2,500	—	—
PMTWorks Payroll, LLC	2,045	1,000	—	—	(3,045)	—	—	—
Titanium Asset Management LLC	508	—	(466)	—	(42)	—	6	—
Excel WebSolutions, LLC	904	—	(497)	—	(47)	360	68	—
United Capital Source, LLC	—	2,450	—	—	—	2,450	—	50
Summit Systems and Designs, LLC	—	—	—	—	—	—	54	—
Secure CyberGateway Services, LLC	—	—	—	(300)	300	—	19	47
Total Controlled Investments	$122,206	$35,188	$(16,895)	$(300)	$12,957	$153,156	$707	$9,747

(1)
Refer to Note 4 for discussion of investment in IPM.

Prior to January 2017, EWS was a non-control/non-affiliate investment. During the year ended December 31, 2017, the Company exercised warrants to purchase a 50% membership interest in EWS. Interest, fees, and dividends attributable to the investment in EWS that were credited to income prior to January 2017 are included in investment income from non-affiliate investments on the consolidated statements of operations.
During the year ended December 31, 2017, a portion of IPM’s business was spun off into a new wholly-owned controlled portfolio company, SIDCO. As a result, the underlying IPM business has not changed. The Company determined the cost basis of its investments in IPM and SIDCO to be $4,000,000 and $7,120,000, respectively. Refer to Note 4.
Related Party Transactions
Notes Payable — Related Parties
In June 2015, the Company entered into the Related Party RLOC. Maximum borrowings under the Related Party RLOC were $38,000,000.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY
TRANSACTIONS: – (continued)

In June 2017, the Related Party RLOC was amended to increase maximum borrowings to $50,000,000. The outstanding balance bears interest at a rate equal to (a) LIBOR (with a floor of 0.50%) plus (b) 6% or at a rate equal to (y) the greater of the Prime Rate or 3.5% plus (z) 5%. At December 31, 2017, the Related Party RLOC bears interest at a rate of 7.69%. The Related Party RLOC has a maturity date of June 21, 2021. Outstanding borrowings at December 31, 2017 were $7,001,000. For the years ended December 31, 2017, 2016 and 2015, interest expense was $780,000, $260,000 and $621,000, respectively.
Expenses Incurred from Controlled Portfolio Companies
The Company incurs expenses from certain controlled portfolio companies including managed technology services from NTS, loan related processing and auditing expenses and referral fees from various related parties and payroll processing fees from NPS.
	December 31, 2017	December 31, 2016	December 31, 2015
Managed technology services	$836	$969	$599
Loan related processing and auditing fees	127	36	255
Referral fees	167	23	—
Payroll processing fees	38	35	22
Total	$1,168	$1,063	$876

Lake Success, New York Offices
Beginning in April 2016, the Company began sub-leasing portions of its office space in Lake Success, New York to certain portfolio companies. Amounts charged for the years ended December 31, 2017 and 2016 were as follows:
Portfolio Company	December 31, 2017	December 31, 2016
Small Business Lending, LLC	$81	$104
CDS Business Services, Inc.	63	80
PMTWorks Payroll, LLC	46	30
Universal Processing Services of Wisconsin, LLC	147	32
Newtek Insurance Agency, LLC	86	46
Titanium Asset Management LLC	13	4
United Capital Source, LLC	7	—
Premier Payments LLC	46	57
Total	$489	$353

Managerial Assistance Fees from Controlled Investments
The Company offers managerial assistance to all portfolio companies and currently provides managerial assistance to certain controlled portfolio companies. Amounts are charged based on estimates of time and effort spent by certain employees providing managerial services for certain controlled portfolio companies. Fees are recorded on a quarterly basis, are recurring in nature and are charged at an arm’s length basis. The table below summarizes amounts charged to each controlled portfolio company for the years ended December 31, 2017, 2016 and 2015. The amounts are recorded as a credit to salaries and benefits in the consolidated statements of operations.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY
TRANSACTIONS: – (continued)

Portfolio Company	December 31, 2017	December 31, 2016	December 31, 2015
Universal Processing Services of Wisconsin, LLC	$407	$468	$590
Newtek Technology Solutions, Inc.	543	654	528
PMTWorks Payroll, LLC	75	96	149
Newtek Insurance Agency, LLC	204	235	241
Summit Systems and Designs, LLC	10	26	30
Secure CyberGateway Services, LLC	2	1	45
banc-serv Partners, LLC	215	110	—
Premier Payments LLC	163	192	45
CDS Business Services, Inc.	35	—	—
International Professional Marketing, Inc.	72	—	—
SIDCO, LLC	52	—	—
Small Business Lending, LLC	364	525	176
Total	$2,142	$2,307	$1,804

Other Transactions with Related Parties
In December 2015, the Company sold a portfolio of health-related insurance policies to NIA for $407,000. The carrying value of the portfolio at the time of sale was $308,000 which resulted in gain on sale of  $99,000 which is included in other income from controlled investments on the consolidated statements of operations. The purchase price was calculated based on one times the trailing twelve month gross commissions earned from the remaining active policies.
In July 2015, the Company entered into a consulting agreement (the “Agreement”), with Jeffrey Rubin, former President of Newtek and former CEO of Premier. The Agreement retained Jeffrey Rubin to perform business development consulting services. The Agreement entitled Jeffrey Rubin to annual compensation of $200,000 paid monthly. During the year ended December 31, 2015, the Company incurred approximately $83,000 in consulting fees related to the Agreement. The Agreement was terminated in December 2015 and no additional payments are required to be made. On January 1, 2016, Jeffrey Rubin entered into an independent sale agent agreement with Premier.
During the year ended December 31, 2015, the Company earned $51,000 in consulting fees and other income from related parties.
In September 2016, the Company entered into an advisory services agreement (the “AK Agreement”) with AK Capital, LLC (“AK Capital”). The Company’s Chief Executive Officer is a director of AK Capital. AK Capital provides consulting and advisory services to the Company in connection with the sale and/or securitization of participations in SBA guaranteed and unguaranteed SBA 7(a) loans. The AK Agreement contains total fees of  $10,000, to be paid monthly over one year. During the years ended December 31, 2017 and 2016, the Company incurred $7,000 and $3,000 in fees respectively, from AK Capital.
A member of the Company’s Board and audit committee chairman receives a pension from CohnReznick LLP and capital payouts from his partnership interests. CohnReznick LLP performs various tax services for the Company.
The spouse of the Chief Accounting Officer of the Company is the Controller of certain of the Company’s controlled portfolio companies and is paid an annual salary in excess of  $125,000.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY
TRANSACTIONS: – (continued)

The nephew and brother of the Chief Executive Officer of the Company are employed by certain of the Company’s controlled portfolio companies and earn annual salaries in excess of and less than $125,000, respectively.
As of December 31, 2017, the Company had $2,255,000 due from related parties and no amounts due to related parties. At December 31, 2016, the Company had $3,748,000 due from related parties and $1,227,000 due to related parties.
NOTE 6 — SERVICING ASSETS:
At December 31, 2017 and 2016, servicing assets are measured at fair value. The Company earns servicing fees from the guaranteed portions of SBA 7(a) loans it originates and sells.
The following table summarizes the fair value and valuation assumptions related to servicing assets at December 31, 2017 and 2016:
	December 31, 2017	December 31, 2016
Fair Value	$19,359	$16,246
Discount factor(1)	13.06%	12.20%
Cumulative prepayment rate	20.00%	18.50%
Average cumulative default rate	20.00%	20.00%

(1)
Determined based on risk spreads and observable secondary market transactions.

Servicing fee income earned for the years ended December 31, 2017, 2016 and 2015 was $7,206,000, $6,160,000 and $4,611,000, respectively.
NOTE 7 — ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES:
The following table details the components of accounts payable, accrued expenses and other liabilities at December 31, 2017 and 2016:
	December 31, 2017	December 31, 2016
Due to participants and SBA(1)	$6,420	$5,512
Accrued payroll and related expenses	3,401	2,528
Deferred rent and other lease related liabilities	2,378	2,641
Loan processing, servicing and other loan related expenses	1,991	1,479
Contingent consideration liabilities	913	—
Other	1,763	1,744
Total accounts payable, accrued expenses and other liabilities	$16,866	$13,904

(1)
Represents loan related remittances received by NSBF, and due to third parties.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — BORROWINGS:
At December 31, 2017 and 2016, the Company had borrowings comprised of the following:
	December 31, 2017			December 31, 2016
Facility	Commitments	Borrowings Outstanding	Weighted Average Interest Rate	Commitments	Borrowings Outstanding	Weighted Average Interest Rate
Capital One line of credit – guaranteed(1)	$100,000	$—	—%	$50,000	$5,100	4.50%
Capital One line of credit – unguaranteed(1)	—	—	—%	—	—	—%
Notes due 2021	40,250	39,114	7.00%	40,250	38,767	7.00%
Notes due 2022	8,324	7,936	7.50%	8,324	7,853	7.50%
Notes payable – related parties	50,000	7,001	7.69%	38,000	1,400	7.67%
Notes payable – Securitization Trusts	165,432	162,201	4.10%	120,945	118,122	3.79%
Total	$364,006	$216,252	4.87%	$257,519	$171,242	4.75%

(1)
Total combined commitments of the guaranteed and unguaranteed lines of credit are $100,000,000 and $50,000,000 at December 31, 2017 and 2016, respectively.

Outstanding borrowings under the Notes due 2022, Notes due 2021 and Notes payable — Securitization Trusts consisted of the following:
	December 31, 2017			December 31, 2016
	Notes Due 2022	Notes Due 2021	Notes Payable- Securitization Trusts	Notes Due 2022	Notes Due 2021	Notes Payable- Securitization Trusts
Principal	$8,324	$40,250	$165,432	$8,324	$40,250	$120,945
Unamortized deferred financing costs	(388)	(1,136)	(3,231)	(471)	(1,483)	(2,823)
Net carrying amount	$7,936	$39,114	$162,201	$7,853	$38,767	$118,122

As of December 31, 2017 and 2016, the carrying amount of the Company’s borrowings under the Capital One lines of credit, Notes payable — related parties and Notes payable — Securitization Trusts, approximates their fair value due to their variable interest rates.
The fair value of the fixed rate Notes due 2022 Notes and 2021 Notes is based on the closing public share price on the date of measurement. On December 31, 2017, the closing price of the 2022 Notes was $26.51 per note, or $8,827,000. On December 31, 2016, the closing price of the 2022 Notes was $26.09 or $8,687,000. On December 31, 2017, the closing price of the 2021 Notes was $25.45 per note, or $40,975,000. On December 31, 2016, the closing price of the 2021 Notes was $25.53 per note, or $41,103,000. These borrowings are not recorded at fair value on a recurring basis.
Total interest expense related to borrowings for the years ended December 31, 2017, 2016 and 2015, was $11,377,000, $8,385,000 and $6,479,000, respectively.
7.00% Notes Due 2021
In April 2016, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $35,000,000 aggregate principal amount of 7.0% Notes due 2021. The Company granted an overallotment option of up to $5,250,000 in aggregate principal amount of the 2021 Notes. The sale of the Notes generated proceeds of approximately $33,750,000, net of underwriter’s fees and expenses. In May 2016, the

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — BORROWINGS: – (continued)

underwriters exercised their option to purchase $5,250,000 in aggregate principal amount of notes for an additional $5,066,000 in net proceeds. The 2021 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2021 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.
The 2021 Notes will mature on March 31, 2021 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 22, 2017, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2021 Notes bear interest at a rate of 7.0% per year payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing on June 30, 2016, and trade on the Nasdaq Global Market under the trading symbol “NEWTL.”
The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, to comply with (regardless of whether it is subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act as in effect immediately prior to the issuance of the 2021 Notes, and to provide financial information to the holders of the 2021 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2021 Notes may declare such 2021 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At December 31, 2017, the Company was in compliance with all covenants related to the 2021 Notes. See Note 19 for further discussion of the 2021 Notes.
At December 31, 2017 the 2021 Notes had an outstanding principal balance of  $40,250,000. For the years ended December 31, 2017 and 2016 interest expense including amortization of related deferred financing costs was $3,164,000 and $2,181,000, respectively.
7.50% Notes Due 2022
In September 2015, the Company and the Trustee entered into the Base Indenture and the First Supplemental Indenture relating to the Company’s issuance, offer, and sale of  $8,324,000, including the underwriter’s partial exercise of their over-allotment option, in aggregate principal amount of the 7.5% Notes due 2022. The 2022 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2022 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. The 2022 Notes will mature on September 30, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — BORROWINGS: – (continued)

or after September 23, 2018, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. Proceeds net of offering costs and expenses were $7,747,000.
The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, and to provide financial information to the holders of the 2022 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2022 Notes may declare such 2022 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At December 31, 2017, the Company was in compliance with all covenants related to the 2022 Notes.
At December 31, 2017 the 2022 Notes had an outstanding principal balance of  $8,324,000. For the years ended December 31, 2017, 2016 and 2015, interest expense including amortization of related deferred financing costs was $707,000,$708,000 and $192,000, respectively.
Capital One Facilities
In May 2017, NSBF amended its Capital One facility to increase the facility from $50,000,000 to $100,000,000 and provided a reduction in interest rates. The interest rate on the portion of the facility, collateralized by the government guaranteed portion of SBA 7(a) loans, is set at Prime minus 0.25% (previously Prime plus 1.00%), and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The interest rate on the portion of the facility, collateralized by the unguaranteed portion of SBA 7(a) loans, is set at Prime plus 0.75% (previously Prime plus 1.875%), and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The facility provides for a 55% advance rate on the non-guaranteed portions of the SBA 7(a) loans NSBF originates, and a 90% advance rate on the guaranteed portions of SBA 7(a) loans NSBF originates. In addition, the amendment extended the date on which the facility will convert to a term loan from May 16, 2017 to May 11, 2020 and extended the maturity date of the facility to May 11, 2022.
In June 2015, NSBF amended the existing facility to eliminate the fixed charge coverage ratio in exchange for a debt service ratio, new EBITDA minimums, the elimination of restrictions on the our ability to pay dividends to shareholders, as well as the release of the guarantees of our former subsidiaries (now treated as portfolio companies).
At December 31, 2017, there were no borrowings outstanding under the unguaranteed and guaranteed lines of credit and NSBF was in full compliance with all applicable loan covenants.
For the years ended December 31, 2017, 2016 and 2015, interest expense including amortization of related deferred financing costs was $1,188,000, $1,260,000 and $1,165,000, respectively.
Notes Payable — Securitization Trusts
Since 2010, NSBF has engaged in securitizations of the unguaranteed portions of its SBA 7(a) loans. In the securitization, it uses a special purpose entity (the “Trust”) which is considered a variable interest entity. Applying the consolidation requirements for VIEs under the accounting rules in ASC Topic 860,

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — BORROWINGS: – (continued)

Transfers and Servicing, and ASC Topic 810, Consolidation, which became effective January 1, 2010, the Company determined that as the primary beneficiary of the securitization vehicle, based on its power to direct activities through its role as servicer for the Trust and its obligation to absorb losses and right to receive benefits, it needed to consolidate the Trusts. NSBF therefore consolidated the entity using the carrying amounts of the Trust’s assets and liabilities. NSBF reflects the assets in SBA Unguaranteed Non-Affiliate Investments and reflects the associated financing in Notes Payable — Securitization Trusts.
In November 2016, NSBF completed its seventh securitization which resulted in the transfer of $56,073,000 of unguaranteed portions of SBA loans to the 2016-1 Trust. The 2016-1 Trust in turn issued securitization notes for the par amount of  $53,444,000, consisting of  $43,632,000 Class A notes and $9,812,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB+” rating by S&P, respectively, and the final maturity date of the notes is February 2042.
In December 2017, NSBF completed its eighth securitization which resulted in the transfer of $76,188,000 of unguaranteed portions of SBA loans to the 2017-1 Trust. The 2017-1 Trust in turn issued securitization notes for the par amount of  $75,426,000, consisting of  $58,111,000 Class A notes and $17,315,000 of Class B notes, against the assets in a private placement. The Class A and Class B notes received an “A” and “BBB-” rating by S&P, respectively, and the final maturity date of the notes is February 2043.
For the years ended December 31, 2017, 2016 and 2015, interest expense including amortization of related deferred financing costs and discount was $5,537,000, $3,976,000 and $3,810,000, respectively.
At December 31, 2017 and 2016, the assets of the consolidated Trusts totaled $274,321,000 and $205,060,000 respectively, the liabilities of the consolidated Trusts totaled $165,432,000 and $120,945,000, respectively.
Notes Payable — Related Parties
In June 2015, the Company entered into the Related Party RLOC. Maximum borrowings under the Related Party RLOC were $38,000,000.
In June 2017, the Related Party RLOC was amended to increase maximum borrowings to $50,000,000. The outstanding balance bears interest at a rate equal to (a) LIBOR (with a floor of 0.50%) plus (b) 6% or at a rate equal to (y) the greater of the Prime Rate or 3.5% plus (z) 5.0%. At December 31, 2017, the Related Party RLOC interest rate was 7.69%. The Related Party RLOC has a maturity date of June 21, 2021. Outstanding borrowings at December 31, 2017 were $7,001,000. For the years ended December 31, 2017, 2016 and 2015, interest expense was $780,000, $260,000 and $621,000, respectively.
Total expected principal repayments on the Company’s borrowings for the next five fiscal years and thereafter are as follows:
December 31,	Borrowings
2018	$—
2019	—
2020	—
2021	47,251
2022	8,324
Thereafter	165,432
$221,007

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — COMMITMENTS AND CONTINGENCIES:
Operating and Employment Commitments
The Company leases office space and other office equipment in several states under operating lease agreements which expire at various dates through 2029. Those office space leases which are for more than one year generally contain scheduled rent increases or escalation clauses.
The following summarizes the Company’s obligations and commitments, as of December 31, 2017 for future minimum cash payments required under operating lease and employment agreements:
Year	Operating Leases	Employment Agreements	Total
2018	$2,005	$300	$2,305
2019	1,691	—	1,691
2020	1,455	—	1,455
2021	1,352	—	1,352
2022	1,360	—	1,360
Thereafter	6,217	—	6,217
Total	$14,080	$300	$14,380

Minimum payments have not been reduced by minimum sublease rentals of  $450,000 due in the future under non-cancellable subleases.
Rent expense including loss on lease for the years ended December 31, 2017, 2016 and 2015 was $769,000, $1,765,000 and $866,000, respectively.
Legal Matters
In the ordinary course of business, the Company and its wholly owned portfolio companies may from time to time be party to lawsuits and claims. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit. The Company is not currently involved in any litigation matters.
On October 13, 2017, the Company announced that its portfolio company, BSP, was served with a search warrant by the Federal Bureau of Investigation on October 12, 2017 at BSP’s offices in Westfield, Indiana. The Company closed on its $5,400,000 investment in BSP in June 2016. While the outcome of this situation cannot at this time be predicted with certainty, the Company does not expect that the matter will materially affect the Company’s financial condition or results of operations.
Guarantees
The Company is a guarantor on the Sterling Receivable and Inventory Facility at NBCS. Maximum borrowings under the Sterling Receivable and Inventory Facility are $15,000,000. The Sterling Receivable and Inventory Facility matures in February 2019 and automatically renews annually. At December 31, 2017, total principal owed by NBCS was $11,164,000. In addition, the Company deposited $750,000 to collateralize the guarantee. At December 31, 2017, the Company determined that it is not probable that payments would be required to be made under the guarantee.
The Company is also a guarantor on the Sterling 504 Facility at NBCS. Maximum borrowings under the 504 Facility are $35,000,000, depending upon syndication. The Sterling 504 Facility matures in August 2018. At December 31, 2017, total principal owed by NBCS was $8,597,000. At December 31, 2017, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — COMMITMENTS AND CONTINGENCIES: – (continued)

The Company is a guarantor on the Goldman Facility, a term loan facility between UPSW, NTS, Premier, BSP and SBL with Goldman Sachs with an aggregate principal amount up to $50,000,000. The Goldman Facility matures in June 2021. At December 31, 2017, total principal outstanding was $40,000,000. At December 31, 2017, the Company determined that it is not probable that payments would be required to be made under the guarantee.
NOTE 10 — EARNINGS PER SHARE:
The following table summarizes the calculation for the net increase in net assets resulting from operations per common share for the years ended December 31, 2017, 2016 and 2015:
	December 31, 2017	December 31, 2016	December 31, 2015
Net increase in net assets resulting from operations	$38,976	$27,305	$35,736
Weighted average shares outstanding	17,327	14,541	10,770
Net increase in net assets resulting from operations per common share	$2.25	$1.88	$3.32
NOTE 11 — COMMON STOCK:
The following table summarizes the total shares issued and proceeds received net of underwriting discounts and offering costs in public offerings of the Company’s common stock since conversion to a BDC:
	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Shares issued	2,587,500	—	2,300,000	2,530,000
Offering price per share	$15.25	$—	$16.50	$12.50
Proceeds net of underwriting discounts and offering costs	$37,042	$—	$35,290	$27,883
In January 2017 the Company priced a public offering of 2,250,000 shares of its common stock at a public offering price of  $15.25 per share. The Company also sold an additional 337,500 shares of its common stock at a public offering price of  $15.25 per share pursuant to the underwriter’s full exercise of the over-allotment option.
In October 2015 the Company priced a public offering of 2,000,000 shares of its common stock at a public offering price of  $16.50 per share. The Company also sold an additional 300,000 shares of its common stock at a public offering price of  $16.50 per share pursuant to the underwriter’s full exercise of the over-allotment option.
In November 2014 the Company priced a public offering of 2,200,000 shares of its common stock at a public offering price of  $12.50 per share. The Company also sold an additional 330,000 shares of its common stock at a public offering price of  $12.50 per share pursuant to the underwriter’s full exercise of the over-allotment option.
ATM Program
On March 20, 2017, the Company entered into an ATM Equity Distribution Agreement. The ATM Equity Distribution Agreement provides that the Company may offer and sell up to 2,900,000 shares of common stock from time to time through the Placement Agents. On September 6, 2017, the Company entered into an amended ATM Equity Distribution Agreement for the purpose of adding D.A. Davidson as

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 — COMMON STOCK: – (continued)

placement agent. During the year ended December 31, 2017, the Company sold 1,139,000 shares of its common stock at a weighted average price of  $17.58 per share. Proceeds, net of offering costs and expenses were $19,620,000. As of December 31, 2017, there were 1,761,000 shares of common stock available for sale under the ATM Equity Distribution Agreement.
The Company used the net proceeds for funding investments in debt and equity securities in accordance with its investment objective and strategies.
Investment in IPM
During the year ended December 31, 2017, in connection with its investment in IPM, the Company issued 60,490 restricted common shares valued at $1,000,000.
Investment in UCS
During the year ended December 31, 2017, in connection with its investment in UCS, the Company issued 28,741 restricted common shares valued at $500,000.
Share Repurchase Plan
On November 21, 2016 the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 200,000 of the Company’s outstanding common shares on the open market. This program terminated on May 21, 2017.
On May 11, 2016, the Company announced that its Board approved a share repurchase program under which the Company could repurchase up to 150,000 of the Company’s outstanding common shares on the open market. This program terminated on November 11, 2016.
During the year ended December 31, 2016, the Company repurchased and retired 70,000 common shares in open market transactions for $866,000 as detailed in the table below. This program terminated on June 3, 2016.
Purchase date	Number of Shares Purchased	Price per Share	Total
March 10, 2016	10	$12.34	$123
March 18, 2016	20	$12.45	249
March 18, 2016	30	$12.48	375
March 23, 2016	10	$11.88	119
Total	70		$866

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — DIVIDENDS AND DISTRIBUTIONS:
The Company’s dividends and distributions are recorded on the declaration date. The following table summarizes the Company’s dividend declarations and distributions during the years ended December 31, 2017 and 2016.
Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
December 31, 2017
March 6, 2017	March 20, 2017	March 31, 2017	$0.36	$6,062	6	$89
May 4, 2016	May 31, 2017	June 30, 2017	$0.40	$6,804	7	$112
August 21, 2017	September 22, 2017	September 29, 2017	$0.44	$7,585	11	$184
November 9, 2017	December 18, 2017	December 28, 2017	$0.44	$7,838	14	$260
December 31, 2016
February 25, 2016	March 22, 2016	March 31, 2016	$0.35	$4,708	29	$362
June 9, 2016	June 20, 2016	June 30, 2016	$0.35	$4,985	7	$83
September 7, 2016	September 20, 2016	September 30, 2016	$0.43	$6,152	6	$77
November 17, 2016	December 15, 2016	December 30, 2016	$0.40	$5,706	6	$91
During the year ended December 31, 2017, an additional 7,200 shares valued at $122,000 were issued related to dividends from unvested restricted stock awards.
NOTE 13 — BENEFIT PLANS:
Defined Contribution Plan
The Company’s employees participate in a defined contribution 401(k) plan (the “Plan”) adopted in 2004 which covers substantially all employees based on eligibility. The Plan is designed to encourage savings on the part of eligible employees and qualifies under Section 401(k) of the Code. Under the Plan, eligible employees may elect to have a portion of their pay, including overtime and bonuses, reduced each pay period, as pre-tax contributions up to the maximum allowed by law. The Company may elect to make a matching contribution equal to a specified percentage of the participant’s contribution, on their behalf as a pre-tax contribution. For the years ended December 31, 2017, 2016 and 2015, the Company matched 50% of the first 2% of employee contributions, resulting in $197,000, $63,000 and $177,000 in expense, respectively.
NOTE 14 — INCOME TAXES:
As a RIC, the Company must distribute substantially all of its respective net taxable income each tax year as dividends to its shareholders. Accordingly, no provision for federal income tax has been made in the financial statements for the years ended December 31, 2017, 2016 and 2015.
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-tax differences, including the offset of net operating losses against net short-term gains and nondeductible meals and entertainment, have no impact on net assets.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 — INCOME TAXES: – (continued)

The following differences were reclassified for tax purposes for the years ended December 31, 2017, 2016 and 2015:
	December 31, 2017	December 31, 2016	December 31, 2015
(Decrease) increase in additional paid-in capital	$(342)	$(649)	$195
Increase in undistributed net investment income	14,581	12,915	10,622
Decrease in net realized gains on investments	(14,239)	(12,266)	(10,817)
Taxable income generally differs from net increase (decrease) in net assets for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.
The following table reconciles net increase in net assets to taxable income for the years ended December 31, 2017, 2016 and 2015:
	December 31, 2017	December 31, 2016	December 31, 2015
Net increase in net assets	$38,976	$27,305	$35,736
Net change in unrealized depreciation on investments	(9,619)	(12,343)	(10,187)
Net change in deferred tax liabilities	2,179	5,128	857
GAAP versus tax basis consolidation of subsidiaries	1,210	1,536	(4,115)
Other income (deductions/losses) for tax, not book	181	(17)	(307)
Other differences	(2,593)	1,871	92
Taxable income before deductions for distributions	$30,334	$23,480	$22,076

The tax character of distributions paid during the years ended December 31, 2017, 2016 and 2015 were as follows:
	December 31, 2017	December 31, 2016	December 31, 2015
Ordinary income	$24,866	$18,774	$15,043
Long-term capital gains	4,068	3,390	67
Return of capital	—	—	—
The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Approximately 19% of the Company’s ordinary income was from qualified dividends. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 — INCOME TAXES: – (continued)

The tax basis components of distributable earnings/(accumulated losses) and reconciliation to accumulated earnings/(deficit) on a book basis for the years ended December 31, 2017, 2016 and 2015 were as follows:
	December 31, 2017	December 31, 2016	December 31, 2015
Undistributed ordinary income – tax basis	$3,782	$2,377	$6,781
Undistributed net realized gains – tax basis	—	—	184
Net change in unrealized appreciation on investments	20,466	13,025	8,062
GAAP versus tax basis consolidation of subsidiaries	1,369	2,579	4,115
Other temporary differences	4,982	2,348	1,288
Dividends payable	—	—	(5,802)
Total accumulated earnings – book basis	$30,599	$20,329	$14,628

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the consolidated statements of changes in net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period.
NOTE 15 — FINANCIAL HIGHLIGHTS:
The financial highlights for the Company are as follows:
Per share data(1)	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value at beginning of period	$14.30	$14.06	$16.31
Net investment loss	(0.45)	(0.64)	(0.57)
Net realized gain on investments	2.27	2.17	3.14
Net unrealized appreciation on investments	0.75	0.85	0.94
Net unrealized depreciation on servicing assets	(0.20)	(0.16)	(0.13)
Change in provision for deferred taxes	(0.12)	(0.34)	(0.06)
Net increase in net assets resulting from operations	2.25	1.88	3.32
Dividends to common stockholders from net investment income	(1.41)	(1.30)	—
Distributions to common stockholders from capital gains	(0.23)	(0.23)	(1.76)
Special dividend	—	—	(2.69)
Total dividends paid	(1.64)	(1.53)	(4.45)
Stock-based compensation expense	0.05	0.04	—
Consolidation of Exponential Business Development Co., Inc.	—	(0.03)	—
Reversal of deferred tax asset	—	—	(0.19)
Out of period adjusted related to BDC Conversion	—	—	(0.06)
Exponential of New York LLC distributions to members	—	—	(0.25)
Accretive effect of stock offerings (issuing shares above NAV per share)	0.02	—	2.43

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 — FINANCIAL HIGHLIGHTS: – (continued)

Per share data(1)	December 31, 2017	December 31, 2016	December 31, 2015
Accretive effect of shares issued in connection with investments (issuing shares above NAV per share)	0.01	—	—
Dilutive effect of special dividend	—	—	(3.07)
Dilutive effect of restricted stock awards	—	(0.11)	—
Other(4)	0.09	(0.01)	0.02
Net asset value at end of period	$15.08	$14.30	$14.06
Per share market value at end of period	$18.49	$15.90	$14.32
Total return based on market value(2)	26.60%	24.51%	24.46%
Total return based on average net asset value(2)(3)	16.92%	12.59%	13.52%
Shares outstanding at end of period (in thousands)	18,457	14,624	14,509
Ratios/Supplemental Data:
Net assets at end of period	$278,329	$209,094	$203,949
Ratio of expenses to average net assets	19.20%	19.48%	17.42%
Ratio of net investment loss to average net assets	(3.23)%	(4.48)%	(3.34)%
Portfolio turnover	116.38%	109.6%	103.5%
Average debt outstanding	$193,747	$151,502	$128,680
Average debt outstanding per share	$10.50	$10.36	$8.87
Asset coverage ratio	229%	222%	249%

(1)
Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)
Assumes dividends are reinvested.

(3)
Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to stockholders during the period, divided by the beginning net asset value.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.

NOTE 16 — STOCK-BASED COMPENSATION:
Stock Plan
The Company accounts for its stock-based compensation plan using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, the Company measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as stock-based compensation expense over the requisite service period, which is generally the vesting term.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 — STOCK-BASED COMPENSATION: – (continued)

The Board approves the issuance of shares of restricted stock to employees and directors pursuant to the Equity Incentive Plan. These shares generally vest over a one or two year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances under the Equity Incentive Plan, net of shares forfeited and the remaining shares of restricted stock available for issuance as of December 31, 2017.
Restricted Stock authorized under the plan(1)	1,500,000
Less net restricted stock granted during:
Year ended December 31, 2016	(120,933)
Year ended December 31, 2017	(5,007)
Restricted stock available for issuance as of December 31, 2017	1,374,060

(1)
A maximum of 20% of total shares of common stock issued and outstanding, calculated on a fully diluted basis, not to exceed 3,000,000 shares, are available for awards of restricted stock and stock options under the Equity Incentive Plan. No more than 50% of the shares of stock reserved for the grant of awards under the Equity Incentive Plan may be restricted stock awards at any time during the term of the Equity Incentive Plan. No stock options have been granted under the Equity Incentive Plan.

For the years ended December 31, 2017 and 2016, the Company recognized total stock-based compensation expense of  $963,000 and $577,000, respectively. No stock-based compensation expense was recognized during the year ended December 31, 2015.
As of December 31, 2017, there was $217,000 of total unrecognized compensation expense related to unvested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 1.39 years as of December 31, 2017.
NOTE 17 — UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES:
In accordance with the SEC’s Regulation S-X and GAAP, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest. We had one unconsolidated subsidiary that met at least one of the significance conditions under Rule 1-02(w) of Regulation S-X during the periods presented for which we are required, pursuant to Rule 3-09 of Regulation S-X, to attach separate financial statements as exhibits to the Form 10-K. Accordingly, the audited financial statements of UPSW for the years ended December 31, 2016 and 2015 and unaudited financial statements for the year ended December 31, 2017 have been attached as exhibits.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 18 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED):
The following tables set forth certain unaudited consolidated quarterly statement of operations data from the eight quarters ended December 31, 2017. This information is unaudited, but in the opinion of management, it has been prepared substantially on the same basis as the audited consolidated financial statements appearing elsewhere in this report, and all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts stated below. The consolidated quarterly data should be read in conjunction with the current audited consolidated statements and notes thereto. The total of the quarterly EPS data may not equal to the full year results.
	Three Months Ended
2017	March 31	June 30	September 30	December 31
Total investment income	$8,993	$9,904	$9,601	$10,416
Net investment loss	$(2,094)	$(1,680)	$(1,192)	$(2,915)
Net gain on investments	$7,998	$8,610	$9,269	$20,980
Net increase in net assets resulting from operations	$5,904	$6,930	$8,077	$18,065
Net increase in net assets resulting from operations per share	$0.36	$0.40	$0.46	$1.00
Net asset value per share at period end	$14.31	$14.36	$14.40	$15.08
	Three Months Ended
2016	March 31	June 30	September 30	December 31
Total investment income	$6,794	$7,223	$7,851	$9,097
Net investment loss	$(1,380)	$(4,081)	$(2,125)	$(1,674)
Net gain on investments	$6,984	$9,453	$12,165	$7,963
Net increase in net assets resulting from operations	$5,604	$5,372	$10,040	$6,289
Net increase in net assets resulting from operations per share	$0.39	$0.37	$0.69	$0.43
Net asset value per share at period end	$14.10	$14.11	$14.26	$14.30
NOTE 19 — SUBSEQUENT EVENTS:
On February 21, 2018, the Company closed a public offering of  $50,000,000 in aggregate principal amount of its 2023 Notes. The 2023 Notes will mature on March 1, 2023 and may be redeemed in whole or in part at any time or from time to time at Newtek’s option on or after March 1, 2020. The 2023 Notes bear interest at a rate of 6.25% per year payable quarterly on March 1, June 1, September 1 and December 1, of each year, beginning June 1, 2018. Total net proceeds received after deducting underwriters’ discount and expenses was $48,288,000. The 2023 Notes are listed on the Nasdaq Global Market under the trading symbol “NEWTI” and were rated “A-” by Egan-Jones. A portion of the proceeds will be used to redeem the outstanding 2021 Notes pending the conclusion of a 30-day notice period to existing holders of the 2021 Notes, expiring on March 23, 2018. In February 2018, the underwriters exercised their option to purchase an additional $7,500,000 in aggregate principal amount of the 2023 Notes resulting in an additional $7,275,000 in net proceeds.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 19 — SUBSEQUENT EVENTS: – (continued)

On February 21, 2018, the Company issued redemption notices to the holders of the 2021 Notes. The Company will redeem all $40,250,000 in aggregate principal amount of the Notes on the Redemption Date at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from December 31, 2017, through, but excluding, the Redemption Date.
On January 18, 2018, the Company declared a quarterly cash dividend of  $0.40 per share payable on March 30, 2018 to shareholders of record as of March 20, 2018. The dividend will be paid in cash or shares of the Company’s common stock through participation in the Company’s DRIP, at the election of shareholders.

Newtek Business Services Corp. and Subsidiaries
Schedule of Investments In and Advances to Affiliates
December 31, 2017
Portfolio Company	Type of Investment(1)	Amount of Realized Gain (Loss)	Amount of Unrealized Appreciation (Depreciation)	Amount of Interest or Dividends Credited to Income(3)	Fair Value at December 31, 2016	Gross Additions(4)	Gross Reductions(5)	Fair Value at December 31, 2017
Advanced Cyber Security Systems, LLC	50% Membership Interest(2)	$—	$—	$—	$—	$—	$—	$—
	Term Loan (3%)(2)	—	—	—	—	—	—	—
Automated Merchant Services, Inc.	100% Common Stock(2)	—	—	—	—	—	—	—
CDS Business Services, Inc.	100% Common Stock	—	7,250	200	750	7,250	—	8,000
	Line of Credit (Prime + 2.5%)(6)	—	—	544	2,690	18,343	(14,637)	6,396
Newtek Technology Solutions, Inc.	100% Common Stock(2)	—	(7,659)	—	20,109	—	(7,709)	12,400
Fortress Data Management, LLC	100% Membership Interest(2)	—	—	—	—	—	—	—
Newtek Insurance Agency, LLC	100% Membership Interest(2)	—	—	—	2,500	—	—	2,500
PMTWorks Payroll, LLC	100% Membership Interest(2)	—	(860)	—	860	—	(860)	—
	Term Loan (10% – 12%)(2)	—	(2,185)	—	1,185	1,000	(2,185)	—
Secure CyberGateway Services, LLC	66.7% Membership Interest	—	—	47	—	—	—	—
	Term Loan (7%)	(300)	300	19	—	—	—	—
Small Business Lending, LLC	100% Membership Interest	100	(800)	—	3,300	—	(800)	2,500
Summit Systems and Designs, LLC	100% Membership Interest	—	—	54	—	—	—	—
banc-serv Partners, LLC	100% Membership Interest(2)	—	(2,000)	—	5,400	30	(2,000)	3,430
Premier Payments LLC	100% Membership Interest	—	2,000	1,575	21,000	2,000	—	23,000
International Professional Marketing, Inc.(8)	100% Common Stock	—	—	550	—	4,000	—	4,000
	Line of Credit (Prime + 0.5%)(6)	—	—	10	—	1,450	(1,000)	450
SIDCO, LLC(8)	100% Membership Interest	—	—	225	—	7,120	—	7,120
	Line of Credit (Prime + 0.5%)(6)	—	—	6	—	795	(245)	550
Universal Processing Services of Wisconsin, LLC	100% Membership Interest	—	17,000	7,100	63,000	17,000	—	80,000
United Capital Source, LLC	100% Membership Interest	—	—	50	—	2,450	—	2,450

Portfolio Company	Type of Investment(1)	Amount of Realized Gain (Loss)	Amount of Unrealized Appreciation (Depreciation)	Amount of Interest or Dividends Credited to Income(3)	Fair Value at December 31, 2016	Gross Additions(4)	Gross Reductions(5)	Fair Value at December 31, 2017
Titanium Asset Management, LLC	100% Membership Interest(2)	—	—	—	—	—	—	—
	Term Loan(2)	—	(42)	6	508	—	(508)	—
Excel WebSolutions LLC(7)	100% Membership Interest(2)	—	—	—	—	—	—	—
	Term Loan	—	(47)	68	904	—	(544)	360
Total Controlled Investments		$(200)	$12,957	$10,454	$122,206	$61,438	$(30,488)	$153,156

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedule of Investments and Notes to the Consolidated Financial Statements.
(1)
The principal amount and ownership detail as shown in the Company’s Consolidated Schedule of Investments.

(2)
Represents non-income producing security.

(3)
Represents the total amount of interest, fees or dividends credited to income for the period.

(4)
Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and the exchange of one or more existing securities for one or more new securities. Gross additions also includes net increases in unrealized appreciation or net decreases in unrealized depreciation.

(5)
Gross reductions include decreases in the cost basis of investments resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(6)
Index based floating rate debt investments bear interest at rate of Prime plus a contractual spread which typically resets monthly. At December 31, 2017, the Prime rate was 4.25%.

(7)
Prior to January 2017, EWS was a non-control/non-affiliate investment. Refer to Note 5.

(8)
During the year ended December 31, 2017, a portion of IPM’s business was spun off into a new wholly-owned controlled portfolio company, SIDCO. As a result, the underlying IPM business has not changed. The Company determined the cost basis of its investments in IPM and SIDCO to be $4,000,000 and $7,120,000, respectively. Refer to Note 4.

Universal Processing Services of Wisconsin, LLC
(A Limited Liability Company) and Subsidiary
Financial Statements
Year Ended December 31, 2017

Universal Processing Services of Wisconsin, LLC and Subsidiary
Index
Year Ended December 31, 2017

Universal Processing Services of Wisconsin, LLC and Subsidiary
Balance Sheet
December 31, 2017
Assets
Current Assets:
Cash	$14,066,253
Accounts receivable	2,695,154
Prepaid expenses and other current assets	172,236
Inventory	71,780
Total current assets	17,005,423
Fixed assets, net	425,621
Customer merchant accounts, net	760,011
Restricted cash	498,220
Due from related parties	103,460
Notes receivable – related party	6,110,001
Goodwill	1,908,495
Total assets	$26,811,231
Liabilities and Member’s Deficit
Liabilities:
Current Liabilities:
Accounts payable and accrued expenses	$1,834,704
Residuals payable	903,690
Due to related parties	585,939
Chargeback reserves	782,908
Total current liabilities	4,107,241
Bank note payable, net of deferred financing costs	29,856,879
Total liabilities	33,964,120
Commitments and contingencies (Note 9)
Member’s deficit	(7,152,889)
Total liabilities and member’s deficit	$26,811,231

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Statement of Income
Year Ended December 31, 2017
Revenue:
Electronic payment processing	$111,271,839
Expenses:
Electronic payment processing costs	91,087,057
Electronic payment processing costs – related parties	4,374,094
Salaries and benefits	4,964,662
Professional fees	441,012
Depreciation and amortization	707,883
Other general and administrative costs	1,099,876
Total expenses	102,674,584
Income from operations	8,597,255
Interest expense	(2,065,729)
Interest income – related party	588,922
Interest expense, net	(1,476,807)
Net income	$7,120,448

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Statement of Changes in Member’s Deficit
Year Ended December 31, 2017
Member’s Deficit
Balance, January 1, 2017	$(5,621,394)
Net income	7,120,448
Distributions to member	(8,651,943)
Balance, December 31, 2017	$(7,152,889)

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Statement of Cash Flows
Year Ended December 31, 2017
Cash flows from operating activities:
Net income	$7,120,448
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	707,883
Amortization of deferred financing costs	193,743
Changes in operating assets and liabilities:
Restricted cash	89,487
Accounts receivable	419,900
Prepaid expenses and other current assets	90,830
Inventory	173,720
Accounts payable, accrued expenses and other current liabilities	(1,633,711)
Due to/from related parties	335,537
Net cash provided by operating activities	7,497,837
Cash flows used in investing activities:
Purchase of customer merchant accounts	(62,029)
Net advances under notes receivable – related party	(5,610,001)
Purchase of fixed assets	(237,846)
Net cash used in investing activities	(5,909,876)
Cash flows from financing activities:
Distributions to member	(8,651,943)
Proceeds from bank note payable	13,500,000
Deferred financing costs paid	(268,393)
Net cash provided by financing activities	4,579,664
Net increase in cash	6,167,625
Cash, beginning of year	7,898,628
Cash, end of year	$14,066,253
Supplemental disclosure of cash flow information
Interest paid	$1,701,199

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Financial Statements
Year Ended December 31, 2017
1. Organization, Description of Business, and Basis of Presentation
Universal Processing Services of Wisconsin, LLC (“UPS-WI”), was organized as a limited liability company (“LLC”) under the laws of the State of Wisconsin and is a wholly-owned subsidiary of Newtek Business Services Holdco 1, Inc. (“Holdco”). As UPS-WI is a limited liability company, the liability of Holdco is limited to its capital account.
UPS-WI and its wholly-owned subsidiary, UPSWI Sales, LLC (“UPS Sales”) are collectively hereinafter referred to as the “Company”. The Company markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.
2. Significant Accounting Policies
Use of Estimates
The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant changes in the near term relate to the determination of the reserve for chargeback losses.
Financial Instruments
The Company’s financial instruments include cash, accounts receivable, accounts payable and accrued expenses, residuals payable, notes receivable from a related party and a bank note payable.
The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses and residuals payable approximate fair value due to their short term maturities.
The carrying amounts of notes receivable from a related party and bank note payable approximate fair value due to the variable interest rate they carry.
Cash
The Company maintains cash balances at financial institutions of high credit quality. As of December 31, 2017, cash deposits in excess of insured amounts totaled approximately $13,555,000.
Restricted Cash
Under the terms of the processing agreement between UPS-WI and its processing banks, UPS-WI maintains cash accounts as reserves against chargeback losses. As the Company receives fees from the processing bank, a certain percentage is allocated to the cash reserve account for certain merchants.
Inventory
Inventory consists primarily of equipment to be installed in merchant locations to enable them to process electronic transactions. Inventory is stated at the lower of cost or market, which is determined on a FIFO (first in-first out) basis.
Fixed Assets
Fixed assets, which are comprised of telephone systems, software, website, computer equipment, credit card terminals, trucks and leasehold improvements, are stated at cost less accumulated depreciation and amortization. Depreciation of fixed assets is provided on a straight-line basis using estimated useful lives of

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Financial Statements
Year Ended December 31, 2017

2. Significant Accounting Policies – (continued)

the related assets. Amortization of leasehold improvements is provided on a straight-line basis using the lesser of the useful life of the asset, which generally is three to five years, or lease term.
Goodwill and Customer Merchant Accounts
Goodwill is not amortized but is instead subject to impairment testing, at least annually. Customer merchant accounts with finite lives are amortized over 66 months as discussed in Note 5.
The Company considers the following to be some examples of indicators that may trigger an impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s fair market value for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and customer merchant accounts, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows, which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the period over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of fair value and conclusion on impairment.
Revenue Recognition
Electronic Payment Processing
Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services as a percentage of each transaction dollar plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard®, Visa® and Discover® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.
Interest Income
Interest income is recorded on an accrual basis, when earned, based on the current lending rate in place.
Reserve for Losses on Merchant Accounts
Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s acquiring bank and charged to the merchant. If the merchant has inadequate funds, the Company or, under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk for such transactions and estimates its potential loss for charge-backs based primarily on historical experience and other relevant factors.
The Company records reserves for charge-backs and contingent liabilities when such amounts are deemed to be probable and estimable. The required reserves may change in the future due to new developments, including, but not limited to, changes in litigation or increased charge-back exposure as the

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Financial Statements
Year Ended December 31, 2017

2. Significant Accounting Policies – (continued)

result of merchant insolvency, liquidation, or other reasons. The required reserves are reviewed periodically to determine if adjustments are required.
Electronic Payment Processing Costs
Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, Visa®, MasterCard® and Discover® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic processing expenses include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percentage of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid in accordance with contracted terms. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s statement of income. During the year ended December 31, 2017, the Company partnered with two sponsor banks for substantially all merchant transactions. Substantially all merchant transactions were processed by one merchant processor.
Income Taxes
The Company is a limited liability company (“LLC”) and therefore pays no corporate taxes. The Company’s income, instead, passes through to its member. Accordingly, no liability for Federal, State and/or local income taxes has been recorded in the accompanying financial statements. As a wholly-owned subsidiary of Holdco, the Company evaluated its tax positions at year end, and based on its analysis, determined that there were no uncertain tax positions.
The Company’s U.S. Federal and State income tax returns prior to fiscal 2014 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.
Subsequent Events
The Company has evaluated subsequent events for potential recognition and/or disclosure through March 13, 2018, the date these financial statements were available to be issued.
3. Fixed Assets
The Company’s fixed assets are comprised of the following at December 31, 2017:
	Cost	Accumulated Depreciation and Amortization	Net Book Value
Telephone systems	$62,828	$51,110	$11,718
Software	651,156	441,975	209,181
Leasehold improvements	97,150	65,804	31,346
Computer equipment	96,796	87,796	9,000
Terminals	285,214	142,137	143,077
Trucks	24,576	3,277	21,299
Website	5,205	5,205	—
Totals	$1,222,925	$797,304	$425,621

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Financial Statements
Year Ended December 31, 2017

3. Fixed Assets – (continued)

Depreciation and amortization expense related to fixed assets for the year ended December 31, 2017 was approximately $214,000.
4. Goodwill
The carrying value of goodwill at December 31, 2017 is approximately $1,908,000. The Company performed a qualitative assessment to determine if it is more likely than not that the Company’s fair value is less than its carrying amount. Based on its qualitative assessment, the Company determined that goodwill was not impaired at December 31, 2017 and no further assessment was required.
5. Customer Merchant Accounts
The net carrying value of customer merchant accounts is approximately $760,000 which consists of approximately $2,806,000 of gross costs, net of accumulated amortization of approximately $2,046,000 at December 31, 2017. Customer merchant accounts are being amortized over 66 months. Total amortization expense of customer merchant accounts using the sum of the year’s digits was approximately $494,000.
Total expected amortization expense for the next five fiscal years and thereafter is as follows:
Year Ending December 31,
2018	$371,530
2019	242,330
2020	121,287
2021	22,884
2022	1,980
Thereafter	—
$760,011

6. Bank Note Payable, Net of Deferred Financing Costs
In June 2015, the Company, Newtek Technology Solutions, Inc. (“NTS”) and Premier Payments LLC (“Premier”), all subsidiaries of Holdco, collectively as “Borrowers” entered into a Credit and Guarantee Agreement (the “Agreement”) with Goldman Sachs Bank USA which extended a multi draw term loan facility (the “Facility”) up to an aggregate principal amount of  $38,000,000. In June 2017, the Company amended the terms of the Agreement to extend the term of the Facility to June 2021 as well as increase the aggregate principal amount of the Facility to $50,000,000. Furthermore, the amendment of the Agreement added banc-serv Partners, LLC (“banc-serv”) and Small Business Lending, LLC (“SBL”), which are both owned by Holdco’s parent, Newtek Business Services Corp. (“Newtek”), as Borrowers. Concurrent with the increase in the aggregate principal balance, the Company borrowed an additional $18,000,000 under the Facility. The total outstanding balance under the Facility as of December 31, 2017 was $40,000,000. The Borrowers are collectively liable for the outstanding balance under the Facility. All assets of the Borrowers are pledged as collateral under the Agreement and the Facility is guaranteed by Newtek. The Facility provides for monthly/quarterly interest only payments with total principal due at maturity. The Facility matures in June 2021. Borrowings under the facility are classified either as a “Base Rate Loan” or a “LIBOR Rate Loan” at the Company’s election. Each LIBOR Rate Loan shall bear interest on the outstanding balance at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 6%, and each Base Rate Loan shall bear interest on the outstanding balance at a rate equal to (y) the greater of the Prime Rate or 350 basis points, plus (z) 5%. The effective interest rate at December 31, 2017 was 7.69%. The Company may make principal payments within 24 months of the closing date and pay a prepayment

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Financial Statements
Year Ended December 31, 2017

6. Bank Note Payable, Net of Deferred Financing Costs – (continued)

premium based on a percentage of the principal outstanding as defined in the Agreement. After 24 months, principal may be repaid under no penalty. The Agreement requires certain restrictive covenants for which the Company is in compliance with as of December 31, 2017. At December 31, 2017, the Company had approximately $30,499,000 of total borrowings outstanding under the Facility. Interest expense and amortization of deferred financing costs for the year ended December 31, 2017 was approximately $2,085,000.
Outstanding borrowings under the Bank note payable consisted of the following at December 31, 2017:
Principal	$30,498,694
Unamortized deferred financing costs	(641,815)
Net carrying amount	$29,856,879

7. Notes Receivable — Related Party
The Company had $6,110,000 outstanding on its revolving line of credit with Newtek, at December 31, 2017. The line, which matures in June 2021, allows for maximum borrowings of  $50,000,000 and bears interest at a rate equal to that in effect under the Company’s Facility, at any given time. The Company recorded related party interest income of approximately $589,000 during the year ended December 31, 2017. At December 31, 2017 there was approximately $85,000 in accrued interest income under the line.
8. Related Party Transactions
The Company earned electronic payment processing revenue of approximately $91,000 from Premier. The Company incurred residual expenses totaling approximately $3,922,000 from several related parties. In addition, the Company incurred gateway fees of approximately $121,000 from Secure Cyber Gateway Services, LLC, and breach insurance costs of approximately $332,000 from Newtek Insurance Agency, LLC, which are included in electronic payment processing costs — related parties on the statement of income. Salaries and overhead costs of approximately $147,000 charged from NTS are included in salaries and benefits. Payroll processing costs of approximately $21,000 from PMTWorks Payroll, LLC and managed technology services of approximately $161,000 from NTS are included in other general and administrative costs. At December 31, 2017, total amounts due to and due from related parties are approximately $586,000 and $103,000, respectively.
Included in salaries and benefits are charges from Newtek related to salaries for management and certain other employees that perform services for the Company. Total amounts allocated to the Company for the year ended December 31, 2017, were approximately $407,000.
During the year ended December 31, 2017, the Company purchased approximately $66,000 of customer merchant accounts from a related party.
The Company’s parent, Holdco, and Newtek are both guarantors of the Facility with Goldman Sachs Bank USA.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Financial Statements
Year Ended December 31, 2017

9. Commitments and Contingencies
Operating Commitments
The Company entered into noncancellable operating leases for office facilities with future rentals as follows:
Year Ending December 31,
2018	$54,543
2019	56,239
2020	52,978
$163,760

Total rent expense for the year ended December 31, 2017 was approximately $288,000.
Under the amended terms of a Service Agreement, amended terms of a Merchant Program Processing Agreement, amended terms of a Preferred Card Agreement, and amended terms of a Marketing Agreement, UPS-WI is required to pay minimum fees of  $4,200,000 in total under these agreements during the period January 1, 2017 through December 31, 2017. The term of the Service agreement was extended to December 31, 2018. The Merchant Program Processing Agreement initial term was extended to November 30, 2018 and renews automatically each year. The Marketing Agreement initial term was extended to May 31, 2018 and renews automatically each two years for two year terms. The Preferred Card Agreement initial term was extended to April 30, 2018 and renews automatically for six-month terms.
Under the terms of an Independent Sales Organization Agreement and Member Services Provider Agreement between UPS-WI and one of their sponsoring banks, UPS-WI is required to pay monthly minimum fees of  $10,000 during the term of the agreement. The Company exceeded the monthly minimum required amount under the agreement for the year ended December 31, 2017. The agreement renews automatically annually.
Under the amended terms of a Processing Services Agreement between UPS-WI and one of their front-end processors, UPS-WI is required to pay a quarterly minimum of  $68,000 during the term of the amended agreement. The Company’s fee payments for the 12-month period ended December 31, 2017, exceeded the minimum required amount under these agreements. The agreement expires July 2018.
Litigation
In 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., in the United States District Court for the Middle District of Florida (the “Court”), to add UPS-WI as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPS-WI on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPS-WI and the other remaining defendants. Prior to the Court hearing on the motions, UPS-WI and the FTC reached a settlement on the FTC’s motion for a permanent injunction. On May 19, 2015, the Court entered an equitable monetary judgment against UPS-WI for $1,735,000. The $1,735,000 was fully expensed in 2014 by UPS-WI.
On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit vacated the Court’s order awarding joint and several liability for equitable monetary relief in the amount of  $1,735,000 against UPS-WI, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPS-WI should be jointly and severally liable for restitution, and in what amount, if any. On October 26, 2016, the Court entered an equitable monetary judgment against UPS-WI for $1,735,000. On

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Financial Statements
Year Ended December 31, 2017

9. Commitments and Contingencies – (continued)

December 13, 2017, the United States Court of Appeals for the Eleventh Circuit affirmed the Court’s order awarding joint and several liability for equitable monetary relief against UPS-WI. UPS-WI intends to file a petition for a writ of certiorari requesting that the United States Supreme Court review the judgment.
In September 2014, UPS-WI instituted an action against a former independent sales agent in Wisconsin state court for, among other things, breach of contract. The former sales agent answered the complaint and filed counterclaims against UPS-WI. Following UPS-WI’s successful appeal of several of the court’s rulings, the action has been assigned to a new judge for further proceedings. UPS-WI intends to vigorously pursue its claims against the former sales agent and defend the counterclaims asserted.

Universal Processing Services of Wisconsin, LLC
(A Limited Liability Company)
Financial Report and Independent Auditor’s Report
Year Ended December 31, 2016

Universal Processing Services of Wisconsin, LLC
Index
Year Ended December 31, 2016

INDEPENDENT AUDITOR’S REPORT
To the Board of Directors and Stockholders
of Universal Processing Services of Wisconsin, LLC
We have audited the accompanying financial statements of Universal Processing Services of Wisconsin, LLC (the “Company”), which comprise the balance sheet as of December 31, 2016, and the related statements of income, member’s deficit, and cash flows for the year then ended, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Universal Processing Services of Wisconsin, LLC as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.
/s/ UHY LLP
New York, New York
February 22, 2017

Universal Processing Services of Wisconsin, LLC
Balance Sheet
December 31, 2016
Assets
Current Assets:
Cash	$7,898,628
Accounts receivable	3,115,054
Prepaid expenses and other current assets	263,066
Inventory	245,500
Total current assets	11,522,248
Fixed assets, net	402,040
Customer merchant accounts, net	1,191,600
Restricted cash	587,707
Due from related parties	317,103
Notes receivable – related party	500,000
Goodwill	1,908,495
Total assets	$16,429,193
Liabilities and Member’s Deficit
Liabilities:
Current Liabilities:
Accounts payable and accrued expenses	$3,484,204
Residuals payable	868,087
Due to related parties	464,045
Chargeback reserves	802,722
Total current liabilities	5,619,058
Bank note payable, net of deferred financing costs	16,431,529
Total liabilities	22,050,587
Commitments and contingencies (Note 9)
Member’s deficit	(5,621,394)
Total liabilities and member’s deficit	$16,429,193

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC
Statement of Income
Year Ended December 31, 2016
Revenue:
Electronic payment processing	$103,885,710
Expenses:
Electronic payment processing costs	88,013,827
Salaries and benefits	4,677,273
Professional fees	783,846
Depreciation and amortization	799,006
Other general and administrative costs	1,221,448
Total expenses	95,495,400
Income from operations	8,390,310
Interest expense, net	(1,588,970)
Interest income – related party	183,050
Net income	$6,984,390

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC
Statement of Changes in Member’s Deficit
Year Ended December 31, 2016
Member’s Deficit
Balance, January 1, 2016	$(3,495,974)
Net income	6,984,390
Member distributions	(9,109,810)
Balance, December 31, 2016	$(5,621,394)

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC
Statement of Cash Flows
Year Ended December 31, 2016
Cash flows from operating activities:
Net income	$6,984,390
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	799,006
Amortization of deferred financing costs	257,232
Changes in operating assets and liabilities:
Restricted cash	(94,992)
Accounts receivable	(569,643)
Prepaid expenses and other current assets	(179,718)
Inventory	41,975
Accounts payable, accrued expenses and other current liabilities	1,508,596
Due to/from related parties	260,352
Net cash provided by operating activities	9,007,198
Cash flows from investing activities:
Purchase of customer merchant accounts	(152,103)
Principal payments received on related party note	5,146,749
Purchase of fixed assets	(203,472)
Net cash provided by investing activities	4,791,174
Cash flows used in financing activities:
Distributions to member	(9,109,810)
Net increase in cash	4,688,562
Cash, beginning of year	3,210,066
Cash, end of year	$7,898,628
Supplemental disclosure of cash flow information
Interest paid	$1,236,274

See notes to financial statements.

Universal Processing Services of Wisconsin, LLC

Notes to Financial Statements
Year Ended December 31, 2016
1. Organization, Description of Business, and Basis of Presentation
Universal Processing Services of Wisconsin, LLC (“UPS-WI”), was organized as a limited liability company (“LLC”) under the laws of the State of Wisconsin and is a wholly-owned subsidiary of Newtek Business Services Holdco 1, Inc. (“Holdco”). As a limited liability company, the liability of Holdco is limited to its capital account.
UPS-WI and its formerly wholly-owned subsidiary, Solar Processing Services, LLC (“Solar”) are collectively hereinafter referred to as the “Company”. In June 2016, Solar merged into UPS-WI. The Company markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.
2. Significant Accounting Policies
Use of Estimates
The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant changes in the near term relate to the determination of the reserve for chargeback losses.
Recently Adopted Accounting Standards
In April 2015, the Financial Accounting Standards Board issued ASU 2015-03 “Simplifying the Presentation of Debt Issuance Costs.” This update requires that debt issuance costs be presented in the balance sheet as a direct deduction from the debt liability. The Company adopted this standard with respect to its Bank note payable.
Financial Instruments
The Company’s financial instruments include cash, accounts receivable, accounts payable and accrued expenses, residuals payable, notes receivable from a related party and a bank note payable.
The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses and residuals payable approximate fair value due to their short term maturities.
The carrying amounts of notes receivable from a related party and bank note payable approximate fair value due to the variable interest rate they carry.
Cash
The Company maintains cash balances at financial institutions of high credit quality. As of December 31, 2016, cash deposits in excess of insured amounts totaled approximately $7,683,000.
Restricted Cash
Under the terms of the processing agreement between UPS-WI and its processing banks, UPS-WI maintains cash accounts as reserves against chargeback losses. As the Company receives fees from the processing bank, a certain percentage is allocated to the cash reserve account.

Universal Processing Services of Wisconsin, LLC

Notes to Financial Statements
Year Ended December 31, 2016

2. Significant Accounting Policies – (continued)

Inventory
Inventory consists primarily of equipment to be installed in merchant locations to enable them to process electronic transactions. Inventory is stated at the lower of cost or market, which is determined on a FIFO (first in-first out) basis.
Fixed Assets
Fixed assets, which are comprised of telephone systems, software, website, computer equipment and leasehold improvements, are stated at cost less accumulated depreciation and amortization. Depreciation of fixed assets is provided on a straight-line basis using estimated useful lives of the related assets. Amortization of leasehold improvements is provided on a straight-line basis using the lesser of the useful life of the asset, which generally is three to five years, or lease term.
Goodwill and Customer Merchant Accounts
Goodwill is not amortized but is instead subject to impairment testing, at least annually. Customer merchant accounts with finite lives are amortized over 66 months as discussed in Note 5.
The Company considers the following to be some examples of indicators that may trigger an impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s fair market value for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and customer merchant accounts, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows, which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the period over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of fair value and conclusion on impairment.
Revenue Recognition
Electronic Payment Processing
Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services as a percentage of each transaction dollar plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard®, Visa® and Discover® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.
Interest Income
Interest income is recorded on an accrual basis, when earned, based on the current lending rate in place.
Reserve for Losses on Merchant Accounts
Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be

Universal Processing Services of Wisconsin, LLC

Notes to Financial Statements
Year Ended December 31, 2016

2. Significant Accounting Policies – (continued)

resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s acquiring bank and charged to the merchant. If the merchant has inadequate funds, the Company or, under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk for such transactions and estimates its potential loss for charge-backs based primarily on historical experience and other relevant factors.
The Company records reserves for charge-backs and contingent liabilities when such amounts are deemed to be probable and estimable. The required reserves may change in the future due to new developments, including, but not limited to, changes in litigation or increased charge-back exposure as the result of merchant insolvency, liquidation, or other reasons. The required reserves are reviewed periodically to determine if adjustments are required.
Electronic Payment Processing Costs
Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, Visa®, MasterCard® and Discover® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic processing expenses include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percentage of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid in accordance with contracted terms. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s statement of income. During the year ended December 31, 2016, the Company partnered with two sponsor banks for substantially all merchant transactions. Substantially all merchant transactions were processed by one merchant processor.
Income Taxes
The Company is a limited liability company (“LLC”) and therefore pays no corporate taxes. The Company’s income, instead, passes through to its member. Accordingly, no liability for Federal, State and/or local income taxes has been recorded in the accompanying financial statements. As a wholly-owned subsidiary of Holdco, the Company evaluated its tax positions at year end, and based on its analysis, determined that there were no uncertain tax positions.
The Company’s U.S. Federal and State income tax returns prior to fiscal 2013 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.
Subsequent Events
The Company has evaluated subsequent events for potential recognition and/or disclosure through February 22, 2017, the date these financial statements were available to be issued.

Universal Processing Services of Wisconsin, LLC

Notes to Financial Statements
Year Ended December 31, 2016

3. Fixed Assets
The Company’s fixed assets are comprised of the following at December 31, 2016:
	Cost	Accumulated Depreciation and Amortization	Net Book Value
Telephone systems	$375,861	$155,621	$220,240
Software	488,791	331,712	157,079
Leasehold improvements	63,644	53,227	10,417
Computer equipment	93,257	79,040	14,217
Website	5,205	5,118	87
Totals	$1,026,758	$624,718	$402,040

Depreciation expense related to fixed assets for the year ended December 31, 2016 was approximately $198,000.
4. Goodwill
The carrying value of goodwill at December 31, 2016 is approximately $1,908,000. The Company performed a qualitative assessment to determine if it is more likely than not that the Company’s fair value is less than its carrying amount. Based on its qualitative assessment, the Company determined that goodwill was not impaired at December 31, 2016 and no further assessment was required.
5. Customer Merchant Accounts
The net carrying value of customer merchant accounts is approximately $1,192,000 which consists of approximately $2,744,000 of gross costs, net of accumulated amortization of approximately $1,552,000 at December 31, 2016. Customer merchant accounts are being amortized over 66 months. Total amortization expense of customer merchant accounts using the sum of the year’s digits is included in depreciation and amortization in the accompanying statement of income was approximately $601,000.
Total expected amortization expense for the next five fiscal years and thereafter is as follows:
Year Ending December 31,
2017	480,935
2018	353,545
2019	228,385
2020	111,382
2021	17,025
Thereafter	328
$1,191,600

6. Bank Note Payable, Net of Deferred Financing Costs
In June 2015, the Company, CrystalTech Web Hosting, Inc. (“CrystalTech”) and Premier Payments LLC (“Premier”), all subsidiaries of Holdco, collectively as “Borrowers” entered into a Credit and Guarantee Agreement (the “Agreement”) with Goldman Sachs Bank USA which extended a multi draw term loan facility (the “Facility”) up to an aggregate principal amount of  $38,000,000. The total outstanding balance under the Facility as of December 31, 2016 was $22,000,000. The Borrowers are collectively liable for the outstanding balance under the Facility. All assets of the Borrowers are pledged as

Universal Processing Services of Wisconsin, LLC

Notes to Financial Statements
Year Ended December 31, 2016

6. Bank Note Payable, Net of Deferred Financing Costs – (continued)

collateral under the Agreement and the Facility is guaranteed by Holdco’s parent, Newtek Business Services Corp (“Newtek”). The Facility provides for monthly/quarterly interest only payments with total principal due at maturity. The Facility matures in June 2019. Borrowings under the facility are classified either as a “Base Rate Loan” or a “LIBOR Rate Loan” at the Company’s election. Each LIBOR Rate Loan shall bear interest on the outstanding balance at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7%, and each Base Rate Loan shall bear interest on the outstanding balance at a rate equal to (y) the greater of the Prime Rate or 350 basis points, plus (z) 6%. The effective interest rate at December 31, 2016 was 7.67%. The Company may make principal payments within 24 months of the closing date and pay a prepayment premium based on a percentage of the principal outstanding as defined in the Agreement. After 24 months, principal may be repaid under no penalty. The Agreement requires certain restrictive covenants for which the Company is in compliance with as of December 31, 2016. At December 31, 2016, the Company had approximately $16,999,000 of total borrowings outstanding under the Facility. Interest expense and amortization of deferred financing costs for the year ended December 31, 2016 was approximately $1,608,000.
Outstanding borrowings under the Bank note payable consisted of the following at December 31, 2016:
Principal	$16,998,694
Unamortized deferred financing costs	(567,165)
Net carrying amount	$16,431,529

7. Notes Receivable – Related Party
The Company had $500,000 outstanding on its revolving line of credit with Newtek, at December 31, 2016. The line, which matures in June 2019, allows for maximum borrowings of  $38,000,000 and bears interest at a rate equal to that in effect under the Company’s Facility, at any given time. The Company recorded related party interest income of approximately $183,000 during the year ended December 31, 2016. At December 31, 2016 there was approximately $188,000 in accrued interest income under the line.
8. Related Party Transactions
The Company earned electronic payment processing revenue of approximately $45,000 from Premier. The Company incurred residual expenses totaling approximately $3,878,000 from several related parties. In addition, the Company incurred gateway fees of approximately $138,000 from Secure Cyber Gateway Services, LLC, and breach insurance costs of approximately $270,000 from Newtek Insurance Agency, LLC, which are included in electronic payment processing costs on the statement of income. Salaries and overhead costs of approximately $36,000 charged from CrystalTech are included in salaries and benefits. Payroll processing costs of approximately $20,000 from PMTWorks Payroll, LLC and managed technology services of approximately $160,000 from CrystalTech are included in other general and administrative costs. At December 31, 2016, total amounts due to related parties are approximately $147,000.
Included in salaries and benefits are charges from Newtek related to salaries for management and certain other employees that perform services for the Company. Total amounts allocated to the Company for the year ended December 31, 2016, were approximately $468,000.
The Company’s parent, Holdco, and Newtek are both guarantors of the Facility with Goldman Sachs Bank USA.

Universal Processing Services of Wisconsin, LLC

Notes to Financial Statements
Year Ended December 31, 2016

9. Commitments and Contingencies
Operating Commitments
The Company entered into noncancellable operating leases for office facilities with future rentals as follows:
Year Ending December 31,
2017	181,067
$181,067

Total rent expense for the year ended December 31, 2016 was approximately $186,000.
Under the amended terms of a Service Agreement, amended terms of a Merchant Program Processing Agreement, amended terms of a Preferred Card Agreement, and amended terms of a Marketing Agreement, UPS-WI is required to pay minimum fees of  $4,200,000 in total under these agreements during the period January 1, 2016 through December 31, 2017. The term of the Service agreement was extended to December 31, 2018. The Merchant Program Processing Agreement initial term was extended to November 30, 2018 and renews automatically each year. The Marketing Agreement initial term was extended to May 31, 2018 and renews automatically each two years for two year terms. The Preferred Card Agreement initial term was extended to April 30, 2018 and renews automatically for six-month terms.
Under the terms of an Independent Sales Organization Agreement and Member Services Provider Agreement between UPS-WI and one of their sponsoring banks, UPS-WI is required to pay monthly minimum fees of  $10,000 during the term of the agreement. The Company exceeded the monthly minimum required amount under the agreement for the year ended December 31, 2016. The agreement renews automatically annually.
Under the amended terms of a Processing Services Agreement between UPS-WI and one of their front-end processors, UPS-WI is required to pay a quarterly minimum of  $68,000 during the term of the amended agreement. The Company’s fee payments for the 12-month period ended December 31, 2016, exceeded the minimum required amount under these agreements. The agreement expires July 2018.
Litigation
In 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., pending in the United States District Court for the Middle District of Florida (the “Court”), to add UPS-WI, as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPS-WI on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPS-WI and the other remaining defendants. Prior to the Court hearing on the motions, UPS-WI and the FTC reached a settlement on the FTC’s motion for a permanent injunction. The Court granted the FTC’s motion for equitable relief against UPS-WI and the other remaining defendants, ordering that the remaining defendants pay approximately $1,735,000 in equitable monetary relief. This amount was deposited with the Court pending the outcome of an appeal of the judgement.
On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit set aside the Court’s judgment awarding joint and several liability for equitable monetary relief in the amount of approximately $1,735,000 against UPS-WI, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPS-WI should be jointly and severally liable for restitution, and in what amount, if any. On October 18, 2016, the Court ordered that the $1,735,000 payment be returned to

Universal Processing Services of Wisconsin, LLC

Notes to Financial Statements
Year Ended December 31, 2016

9. Commitments and Contingencies – (continued)

UPS-WI. On October 26, 2016, the Court entered an equitable monetary judgment against UPS-WI for approximately $1,735,000. UPS-WI has filed a notice of appeal of the judgment. The total $1,735,000 has been accrued and is included in the balance sheet in Accounts payable and accrued expenses. There is no current year income statement effect.
In January 2014, NCMIC Finance Corporation (“NCMIC”) filed a complaint against the Company in the United States District Court for the Southern District of Iowa. The complaint asserted claims against the Company for breach of the UPS-WI and NCMIC agreement for the processing of credit card transactions, and seeks monetary relief. In April 2016, in order to avoid the cost of trial and any appeals, UPS-WI settled the matter for $200,000. The total $200,000 was paid during 2016 and is included in the statement of income in other general and administrative costs.
In September 2014, UPS-WI filed an action in Wisconsin state court against a former independent sales agent and his company. The complaint alleges several causes of action including breach of contract. The defendant filed an answer and filed counterclaims against UPS-WI seeking monetary damages. The court granted certain aspects of defendants’ motions for summary judgment, dismissing certain of the claims asserted by UPS-WI. The matter is presently stayed pending the Wisconsin Supreme Court’s ruling on matters under appeal.

Universal Processing Services of Wisconsin, LLC
(A Limited Liability Company) and Subsidiary
Consolidated Financial Report
and Independent Auditor’s Report
Year Ended December 31, 2015

Universal Processing Services of Wisconsin, LLC and Subsidiary
Index
Year Ended December 31, 2015

Independent Auditor’s Report
To the Board of Directors and Member of
Universal Processing Services of Wisconsin, LLC
We have audited the accompanying consolidated financial statements of Universal Processing Services of Wisconsin, LLC and Subsidiary, which comprise the consolidated balance sheet as of December 31, 2015, and the related consolidated statements of income, changes in member’s deficit and cash flows for the year then ended, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Universal Processing Services of Wisconsin, LLC and Subsidiary as of December 31, 2015, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.
/s/ CohnReznick LLP

Jericho, New York
March 2, 2016

Universal Processing Services of Wisconsin, LLC and Subsidiary
Consolidated Balance Sheet
December 31, 2015
Assets
Current Assets:
Cash	$3,210,066
Accounts receivable	2,545,411
Prepaid expenses and other current assets	83,348
Inventory	287,475
Total current assets	6,126,300
Fixed assets, net	396,483
Customer merchant accounts, net	1,640,588
Deferred financing costs, net	824,397
Restricted cash	492,715
Due from related parties	378,188
Notes receivable – related party	5,646,749
Goodwill	1,908,495
Total assets	$17,413,915
Liabilities and Member’s Deficit
Liabilities:
Current Liabilities:
Accounts payable and accrued expenses	$2,231,648
Residuals payable	809,843
Due to related parties	264,778
Chargeback reserves	604,926
Total current liabilities	3,911,195
Bank note payable	16,998,694
Total liabilities	20,909,889
Commitments and contingencies
Member’s deficit	(3,495,974)
Total liabilities and member’s deficit	$17,413,915

See notes to consolidated financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Consolidated Statement of Income
Year Ended December 31, 2015
Revenue:
Electronic payment processing	$98,474,937
Expenses:
Electronic payment processing costs	82,505,282
Salaries and benefits	5,070,083
Professional fees	1,682,895
Depreciation and amortization	318,262
Other general and administrative costs	1,041,980
Total expenses	90,618,502
Income from operations	7,856,435
Interest expense, net	(811,383)
Interest income – related party	484,222
Net income	$7,529,274

See notes to consolidated financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Consolidated Statement of Changes in Member’s Deficit
Year Ended December 31, 2015
Member’s Equity (Deficit)
Balance, December 31, 2014	$3,537,404
Net income	7,529,274
Member distributions	(14,562,652)
Balance, December 31, 2015	$(3,495,974)

See notes to consolidated financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary
Consolidated Statement of Cash Flows
Year Ended December 31, 2015
Cash flows from operating activities:
Net income	$7,529,274
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	318,262
Amortization of deferred financing costs	140,493
Changes in operating assets and liabilities:
Restricted cash	209,304
Accounts receivable	1,115,267
Prepaid expenses and other current assets	36,330
Inventory	(78,002)
Accounts payable, accrued expenses and other current liabilities	(1,777,781)
Due to/from related parties	(957,313)
Net cash provided by operating activities	6,535,834
Cash flows from investing activities:
Purchase of customer merchant accounts	(1,524,853)
Net advances under related party note	(5,646,749)
Purchase of fixed assets	(263,761)
Net cash used in investing activities	(7,435,363)
Cash flows used in financing activities:
Distributions to member	(14,562,652)
Proceeds from term loan	16,998,694
Deferred financing costs paid	(964,890)
Net cash provided by financing activities	1,471,152
Net increase in cash	571,623
Cash, beginning of year	2,638,443
Cash, end of year	$3,210,066
Supplemental disclosure of cash flow information
Interest paid	$680,281

See notes to consolidated financial statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015
1. Organization, Basis of Presentation and Description of Business
Universal Processing Services of Wisconsin, LLC (“UPS-WI”), was organized as a limited liability company (“LLC”) under the laws of the State of Wisconsin and is a wholly-owned subsidiary of Newtek Business Services Holdco 1, Inc. (“Holdco”). As a limited liability company, the liability of Holdco is limited to its capital account. Prior to being a wholly-owned subsidiary of Holdco, UPS-WI was a wholly-owned subsidiary of The Whitestone Group, LLC (“The Whitestone Group”). In 2015, the Whitestone Group transferred all of its membership interest in UPS-WI to Holdco.
UPS-WI, and its wholly-owned subsidiary, Solar Processing Services, LLC (“Solar”), are hereinafter referred to as the “Company”. The Company markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.
The accompanying consolidated financial statements include the accounts of UPS-WI and Solar. All significant intercompany accounts and transactions have been eliminated in consolidation.
2. Significant Accounting Policies
Use of Estimates
The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant changes in the near term relate to the determination of the reserve for chargeback losses.
Financial Instruments
The Company’s financial instruments include cash, accounts receivable, accounts payable, residuals payable, notes receivable from a related party and a bank note payable.
The carrying amounts of cash, accounts receivable, accounts payable and residuals payable approximate fair value due to their short term maturities.
The carrying amounts of notes receivable from a related party and bank note payable approximate fair value due to the variable interest rate they carry.
Cash
The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held exclusively at financial institutions of high credit quality. As of December 31, 2015, cash deposits in excess of insured amounts totaled approximately $2,648,000.
Restricted Cash
Under the terms of the processing agreement between UPS-WI and its processing banks, UPS-WI maintains cash accounts as reserves against chargeback losses. As the Company receives fees from the processing bank, a certain percentage is allocated to the cash reserve account.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

2. Significant Accounting Policies – (continued)

Inventory
Inventory consists primarily of equipment to be installed in merchant locations to enable them to process electronic transactions. Inventory is stated at the lower of cost or market, which is determined on a FIFO (first in-first out) basis.
Fixed Assets
Fixed assets, which are comprised of telephone systems, software, website, computer equipment and leasehold improvements, are stated at cost less accumulated depreciation and amortization. Depreciation of fixed assets is provided on a straight-line basis using estimated useful lives of the related assets. Amortization of leasehold improvements is provided on a straight-line basis using the lesser of the useful life of the asset, which generally is three to five years, or lease term.
Goodwill and Customer Merchant Accounts
Goodwill is not amortized but is instead subject to impairment testing, at least annually. Customer merchant accounts with finite lives are amortized over 66 months as discussed in Note 5.
The Company considers the following to be some examples of indicators that may trigger an impairment review outside its annual impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s fair market value for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and customer merchant accounts, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows, which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the period over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of fair value and conclusions on goodwill impairment.
Revenue Recognition
Electronic Payment Processing
Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services as a percentage of each transaction dollar plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard®, Visa® and Discover® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.
Interest Income
Interest income is recorded on an accrual basis, when earned, based on the current lending rate in place.
Reserve for Losses on Merchant Accounts
Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

2. Significant Accounting Policies – (continued)

resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s acquiring bank and charged to the merchant. If the merchant has inadequate funds, the Company or, under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk for such transactions and estimates its potential loss for charge-backs based primarily on historical experience and other relevant factors.
The Company records reserves for charge-backs and contingent liabilities when such amounts are deemed to be probable and estimable. The required reserves may change in the future due to new developments, including, but not limited to, changes in litigation or increased charge-back exposure as the result of merchant insolvency, liquidation, or other reasons. The required reserves are reviewed periodically to determine if adjustments are required.
Electronic Payment Processing Costs
Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, Visa®, MasterCard® and Discover® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic processing expenses include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percentage of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid in accordance with contracted terms. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s consolidated statement of income. During the year ended December 31, 2015, the Company partnered with two sponsor banks for substantially all merchant transactions. Substantially all merchant transactions were processed by one merchant processor.
Income Taxes
The Company is a limited liability company (“LLC”) and therefore pays no corporate taxes. The Company’s income, instead, passes through to its member. Accordingly, no liability for Federal, State and/or local income taxes has been recorded in the accompanying consolidated financial statements. As a wholly-owned subsidiary of Holdco, the Company evaluated its tax positions at year end, and based on its analysis, determined that there were no uncertain tax positions.
The Company’s U.S. Federal and State income tax returns prior to fiscal 2012 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.
Subsequent Events
The Company has evaluated subsequent events for potential recognition and/or disclosure through March 2, 2016, the date these consolidated financial statements were available to be issued.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

3. Fixed Assets
The Company’s fixed assets are comprised of the following at December 31, 2015:
	Cost	Accumulated Depreciation and Amortization	Net Book Value
Telephone systems	$273,549	$88,423	$185,126
Software	398,256	222,590	175,666
Leasehold improvements	63,644	41,546	22,098
Computer equipment	86,157	72,648	13,509
Website	5,202	5,118	84
Totals	$826,808	$430,325	$396,483

Depreciation expense related to fixed assets for the year ended December 31, 2015 was approximately $166,000.
4. Goodwill
The carrying value of goodwill at December 31, 2015 is approximately $1,908,000. The Company performed a qualitative assessment to determine if it is more likely than not that the Company’s fair value is less than its carrying amount. Based on its qualitative assessment, the Company determined that goodwill was not impaired at December 31, 2015 and no further assessment was required.
5. Customer Merchant Accounts
The net carrying value of customer merchant accounts is approximately $1,641,000 which consists of approximately $2,593,000 of gross costs, net of accumulated amortization of approximately $952,000 at December 31, 2015. Customer merchant accounts are being amortized over 66 months. Total amortization expense of customer merchant accounts using the sum of the year’s digits is included in depreciation and amortization in the accompanying consolidated statement of income was approximately $152,000.
In 2015, the Company purchased approximately $1,525,000 of customer merchant accounts of which approximately $1,515,000 was purchased from three separate related parties. The purchase price was based on the present value of the merchant accounts future cash flows. These merchant accounts are being amortized over 66 months.
Total expected amortization expense for the next five fiscal years and thereafter is as follows:
Year Ending December 31,
2016	$566,393
2017	442,921
2018	322,317
2019	203,943
2020	94,739
Thereafter	10,275
$1,640,588

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

6. Bank Note Payable
In 2015, the Company, CrystalTech Web Hosting, Inc. (“CrystalTech”) and Premier Payments LLC (“Premier”), all subsidiaries of Holdco, collectively as “Borrowers” entered into a Credit and Guarantee Agreement (the “Agreement”) with Goldman Sachs Bank USA which extended a multi draw term loan facility (the “Facility”) up to an aggregate principal amount of  $38,000,000. The total outstanding balance under the Facility as of December 31, 2015 was $22,000,000. The Borrowers are collectively liable for the outstanding balance under the Facility. All assets of the Borrowers are pledged as collateral under the Agreement. The Facility provides for monthly interest only payments with total principal due at maturity. The Facility matures in June 2019. Borrowings under the facility are classified either as a “Base Rate Loan” or “LIBOR Rate Loan” at the Company’s election. Each LIBOR Rate Loan shall bear interest on the outstanding balance at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% and each Base Rate Loan shall bear interest on the outstanding balance at a rate equal to (y) the greater of the Prime Rate or 350 basis points, plus (z) 6%. The effective interest rate at December 31, 2015 was 7.5%. The Company may make principal payments within 24 months of the closing date and pay a prepayment premium based on a percentage of the principal outstanding as defined in the Agreement. After 24 months, principal may be repaid under no penalty. The Agreement requires certain restrictive covenants for which the Company is in compliance with as of December 31, 2015. During the year ended December 31, 2015, the Company borrowed approximately $16,999,000 of the $22,000,000 total borrowings under the Facility all of which is outstanding as of December 31, 2015. Interest expense for the year ended December 31, 2015 was approximately $680,000.
Deferred financing costs incurred by the Company related to the Facility were $965,000. Amortization of deferred financing costs for the year ended December 31, 2015 was approximately $140,000 and included in interest expense on the consolidated income statement. Deferred financing costs are amortized over the term of the Facility under the effective interest method.
7. Notes Receivable — Related Party
In June 2015, the Company and CrystalTech entered into a revolving line of credit agreement with Newtek Business Services Corp. (“Newtek”) and Holdco as borrowers. The line of credit bears interest at a rate of 7.5% and matures in June 2019. Maximum borrowings under the line of credit are $38,000,000. At December 31, 2015, net advances to Newtek and Holdco are approximately $5,647,000. The Company recorded related interest income of approximately $484,000 during the year ended December 31, 2015.
8. Related Party Transactions
The Company generated management fees of  $11,000 each from Summit Systems, LLC (“Summit”) and Business Connect, LLC (“Business Connect”), both affiliates of the Company. At December 31, 2015, the total amount due from related parties was approximately $378,000.
The Company incurred residual expenses totaling approximately $1,971,000 from several related parties. In addition, the Company incurred gateway fees of approximately $129,000 from Secure Cyber Gateway Services, LLC, and breach insurance costs of approximately $270,000 from Newtek Insurance Agency, LLC, which are included in electronic payment processing costs on the consolidated statement of income. Salaries and overhead costs of approximately $352,000 and $42,000 charged from Business Connect and CrystalTech, respectively, are included in salaries and benefits. Payroll processing costs of approximately $15,000 from PMTWorks Payroll, LLC, overhead expenses from Business Connect of approximately $53,000, and managed technology services of approximately $15,000 from CrystalTech are included in other general and administrative costs. At December 31, 2015 total amounts due to related parties are approximately $265,000.
Included in salaries and benefits are charges from Newtek related to salaries for management and certain other employees that perform services for the Company. Total amounts allocated to the Company for the year ended December 31, 2015 were approximately $590,000.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

8. Related Party Transactions – (continued)

In 2015, the Company purchased approximately $1,515,000 of customer merchant accounts from three related parties. See Note 5.
In June 2015, the Company and CrystalTech provided Newtek and Holdco with a revolving line of credit facility. See Note 7.
The Company’s parent, Holdco, and Newtek are both guarantors of the Facility with Goldman Sachs Bank USA.
9. Commitments and Contingencies
Operating Commitments
The Company entered into noncancellable operating leases for office facilities with future rentals as follows:
Year Ending December 31,
2016	$176,917
2017	181,067
$357,984

Total rent expense for the year ended December 31, 2015 was approximately $161,000.
Under the amended terms of a Service Agreement and amended terms of Merchant Program Processing Agreement, UPS-WI is required to pay minimum fees of  $1,000,000 in total under these agreements during each processing year. The Company’s fee payments for the 12-month period ended December 31, 2015, exceeded the minimum required amount under these agreements. The term of the service agreement was extended to March 2016. The Merchant Program Processing Agreement initial term ends December 2015 and renews automatically each year.
Under the terms of an Independent Sales Organization Agreement and Member Services Provider Agreement between UPS and one of their sponsoring banks, UPS-WI is required to pay monthly minimum fees of  $10,000 during the term of the agreement. The Company exceeded the monthly minimum required amount under the agreement for the year ended December 31, 2015. The agreement renews automatically annually.
Under the amended terms of a Processing Services Agreement between UPS-WI and one of their front-end processors, UPS-WI is required to pay a quarterly minimum of  $68,000 during the term of the amended agreement. The Company’s fee payments for the 12-month period ended December 31, 2015, exceeded the minimum required amount under these agreements. The agreement expires July 2016.
Litigation
In 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., pending in the United States District Court for the Middle District of Florida (the “Court”), to add UPS-WI, as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPS-WI on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPS-WI and the other remaining defendants. Prior to the Court hearing on the motions, UPS-WI and the FTC reached a settlement on the FTC’s motion for a permanent injunction. The Court granted the

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

9. Commitments and Contingencies – (continued)

FTC’s motion for equitable relief against UPS-WI and the other remaining defendants, ordering that the remaining defendants pay approximately $1,735,000 in equitable monetary relief. This amount has been deposited with the Court pending the outcome of an appeal of the judgement.
In January 2014, NCMIC Finance Corporation (“NCMIC”) filed a complaint against the Company in the United States District Court for the Southern District of Iowa. The complaint asserts claims against the Company for breach of the UPS-WI and NCMIC agreement for the processing of credit card transactions, and seeks monetary relief. The Company believes that the claims asserted in the complaint are wholly without merit and intends to vigorously defend the action. Trial is currently set for March 2016. The Company does not expect this matter to have a material impact on its operations.
In October 2015, the Company filed an action against NCMIC and NCMIC related entities seeking, among other things, indemnification in connection with the claims asserted by NCMIC against the Company, as well as for monetary damages for breach of contract and fraud.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In Thousands, except for Per Share Data)
	March 31, 2018	December 31, 2017
	(Unaudited)	(Note 1)
ASSETS
Investments, at fair value
SBA unguaranteed non-affiliate investments (cost of $299,604 and $287,690, respectively; includes $256,656 and $265,174, respectively, related to securitization trusts)	$290,938	$278,034
SBA guaranteed non-affiliate investments (cost of $19,473 and $22,841, respectively)	21,841	25,490
Controlled investments (cost of $63,014 and $59,898, respectively)	157,442	153,156
Investments in money market funds (cost of $9 and $9, respectively)	9	9
Total investments at fair value	470,230	456,689
Cash	2,606	2,464
Restricted cash	22,950	18,074
Broker receivable	29,833	8,539
Due from related parties	2,268	2,255
Servicing assets, at fair value	20,404	19,359
Other assets	11,608	12,231
Total assets	$559,899	$519,611
LIABILITIES AND NET ASSETS
Liabilities:
Bank notes payable	$30,500	$—
Notes due 2022 (Note 7)	7,957	7,936
Notes due 2021 (Note 7)	—	39,114
Notes due 2023 (Note 7)	55,659	—
Notes payable – Securitization trusts (Note 7)	153,041	162,201
Notes payable – related parties	3,675	7,001
Due to related parties	37	—
Deferred tax liabilities	8,462	8,164
Accounts payable, accrued expenses and other liabilities	21,296	16,866
Total liabilities	280,627	241,282
Commitment and contingencies (Note 8)
Net assets:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common stock (par value $0.02 per share; authorized 200,000 shares, 18,561 and 18,457 issued and outstanding, respectively)	371	369
Additional paid-in capital	247,607	247,363
Undistributed net investment income	4,602	14,792
Net unrealized appreciation, net of deferred taxes	21,453	20,448
Net realized gains/(losses)	5,239	(4,643)
Total net assets	279,272	278,329
Total liabilities and net assets	$559,899	$519,611
Net asset value per common share	$15.05	$15.08

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In Thousands, except for Per Share Data)
	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Investment income
From non-affiliate investments:
Interest income	$5,174	$4,235
Servicing income	2,065	1,646
Other income	1,055	665
Total investment income from non-affiliate investments	8,294	6,546
From controlled investments:
Interest income	149	147
Dividend income	2,625	2,300
Total investment income from controlled investments	2,774	2,447
Total investment income	11,068	8,993
Expenses:
Salaries and benefits	4,878	4,651
Interest	3,512	2,530
Depreciation and amortization	120	89
Professional fees	940	847
Origination and servicing	1,605	1,384
Change in fair value of contingent consideration liabilities	10	—
Loss on extinguishment of debt	1,059	—
Other general and administrative costs	1,717	1,586
Total expenses	13,841	11,087
Net investment loss	(2,773)	(2,094)
Net realized and unrealized gains (losses):
Net realized gain on non-affiliate investments	9,881	8,685
Net unrealized (depreciation) appreciation on SBA guaranteed non-affiliate investments	(280)	113
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	992	(556)
Net unrealized appreciation on controlled investments	1,170	931
Change in deferred taxes	(299)	(566)
Net unrealized depreciation on servicing assets	(579)	(609)
Net realized and unrealized gains	$10,885	$7,998
Net increase in net assets resulting from operations	$8,112	$5,904
Net increase in net assets resulting from operations per share	$0.44	$0.36
Net investment loss per share	$(0.15)	$(0.13)
Dividends and distributions declared per common share	$0.40	$0.36
Weighted average number of shares outstanding	18,495	16,383

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
(In Thousands)
Three Months Ended March 31, 2018
Increase in net assets:
Net investment loss	$(2,773)
Net realized gains on investments	9,881
Net change in unrealized depreciation on investments	1,004
Net increase in net assets	8,112
Distributions to common stockholders:
Dividends to common stockholders from net investment income	(7,370)
Total distributions to stockholders	(7,370)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	168
Stock-based compensation expense	65
Purchase of vested stock for employee payroll tax withholding	(32)
Net increase in net assets from capital share transactions	201
Total increase in net assets	943
Net assets at beginning of period	278,329
Net assets at end of period (includes $4,602 of undistributed net investment income)	$279,272
Common shares outstanding at end of period	18,561
Capital share activity:
Shares issued under dividend reinvestment plan	10
Purchase of vested stock for employee payroll tax withholding	(2)
Restricted shares issued under Equity Incentive Plan, net of forfeitures	94
Net increase in capital activity	102

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(In Thousands)
	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Cash flows from operating activities:
Net increase in net assets resulting from operations	$8,112	$5,904
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net unrealized appreciation on controlled investments	(1,170)	(931)
Net unrealized (appreciation) depreciation on non-affiliate investments	(712)	443
Net unrealized depreciation on servicing assets	579	609
Net realized gains on non-affiliate investments	(9,881)	(8,685)
Allowance for doubtful accounts	24	—
Change in fair value of contingent consideration liabilities	10	—
Loss on extinguishment of debt	1,059	—
Amortization of deferred financing costs	378	412
Deferred income taxes	299	566
Depreciation and amortization	120	89
Purchase of SBA 7(a) loan portfolio	—	(175)
Funding of controlled investments	(4,639)	(5,423)
Funding of guaranteed non-affiliate SBA loans	(69,973)	(60,046)
Proceeds from sale of non-affiliate SBA loans	83,457	68,471
Funding of unguaranteed non-affiliate SBA loans	(21,387)	(18,598)
Return of investment from controlled investments	—	50
Principal received from controlled investments	1,522	1,254
Payments received on SBA non-affiliate investments	8,732	9,832
Other, net	370	483
Changes in operating assets and liabilities:
Broker receivable	(21,294)	(15,450)
Due to/from related parties	(1)	(929)
Other assets	699	860
Accounts payable, accrued expenses and other liabilities	4,499	1,039
Capitalized servicing asset	(1,624)	(1,459)
Other, net	3	84
Net cash used in operating activities	(20,818)	(21,600)
Cash flows from investing activities:
Purchase of fixed assets	(83)	(136)
Cash flows from financing activities:
Net borrowings on bank notes payable	30,500	13,200
Proceeds from common shares sold, net of offering costs	—	37,042
Net repayments on related party line of credit	(3,326)	(1,400)
Proceeds from Notes due 2023	57,500	—
Redemption of Notes due 2021	(40,250)	—
Payments on Notes Payable – Securitization Trusts	(9,376)	(8,892)
Dividends paid	(7,202)	(6,151)
Additions to deferred financing costs	(1,893)	—
Purchase of vested stock for employee payroll tax withholding	(34)	—
Other, net	—	(1)
Net cash provided by financing activities	25,919	33,798
Net increase in cash and restricted cash	5,018	12,062
Cash and restricted cash – beginning of year (Note 2)	$20,538	$22,896
Cash and restricted cash – end of year (Note 2)	$25,556	$34,958
Non-cash investing and financing activities:
Foreclosed real estate acquired	$478	$62
Issuance of common shares under dividend reinvestment plan	$168	$91

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2018 (UNAUDITED)
(In Thousands)
Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Alaska Industrial Paint LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2043	$141.8	$141.8	$151.6	0.05%
B&C Texas Leasing Inc and M&W Hot Oil, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	980.0	980.0	928.1	0.33%
GQ Investments, LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	210.5	210.5	187.9	0.07%
Technical Ordnance Solutions, LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	1,250.0	1,250.0	1,100.5	0.39%
America’s Little Leaders Academy, Inc	Social Assistance	Term Loan	Prime plus 2.75%	3/30/2043	22.5	22.5	23.4	0.01%
Master Roofing and Siding Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2028	265.0	265.0	231.6	0.08%
Romancing the Stone	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/30/2043	362.5	362.5	365.5	0.13%
Payne’s Environmental Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2028	226.6	226.6	213.1	0.08%
Alaska Industrial Paint LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2028	124.8	124.8	122.5	0.04%
Michael S Brown Physical Therapy, P.C	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2028	98.3	98.3	85.9	0.03%
Arrow Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	704.7	704.7	615.8	0.22%
B&C Texas Leasing Inc., M & W Hot Oil, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2043	270.0	270.0	267.8	0.10%
Fifth Wheel Truck Stop 001	Gasoline Stations	Term Loan	Prime plus 2.75%	3/30/2043	1,145.5	1,145.5	1,120.5	0.40%
Boulevard Books Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/30/2043	121.3	121.3	125.2	0.04%
Kaz Wellness, LLC dba Grounded Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2028	15.9	15.9	14.5	0.01%
Hot Shot Services, Inc and TFB, Ltd Co	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/29/2043	400.0	400.0	427.7	0.15%
Lou & Choo Enterprises Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2043	21.5	21.5	23.0	0.01%
Kenneth Whelchel dba Whelchel Fencing and Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/28/2028	65.0	65.0	59.8	0.02%
Cartwright Termite & Pest Control Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2028	232.8	232.8	217.5	0.08%
Bebos Inc dba Pizza Hut and Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/28/2028	217.5	217.5	206.3	0.07%
Clancy 15 LLC and Allied Molded Products LLC	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2043	220.0	220.0	216.9	0.08%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Corning Lumber Company Inc & Frank R Close & Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/28/2028	$87.5	$87.5	$89.6	0.03%
Montage Mountain Resorts, LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/28/2043	1,250.0	1,250.0	1,336.6	0.48%
Clancy 15 LLC and Allied Molded Products LLC	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2028	154.6	154.6	145.5	0.05%
K.C. Communications, Inc.	Telecommunications	Term Loan	Prime plus 2.75%	3/27/2028	62.5	62.5	64.0	0.02%
Towing Professionals of Arizona Inc dba Shamrock Towing	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2028	150.0	150.0	136.5	0.05%
Towing Professionals of Arizona Inc dba Shamrock Towing	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/26/2043	538.8	538.8	514.5	0.18%
Cable Management, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	99.0	99.0	93.6	0.03%
Aque Investment Group LLC	Real Estate	Term Loan	Prime plus 2.75%	3/23/2028	265.5	265.5	270.0	0.10%
Shweiki Media Inc dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/23/2028	75.0	75.0	74.9	0.03%
Denton BioFuels LLC and Amercian BioSource, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	97.5	97.5	90.1	0.03%
All Regional Recyclers of Wood LLC dba ARROW	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2028	131.3	131.3	124.0	0.04%
Sunshine Tents and Event Rentals LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/23/2028	62.5	62.5	64.0	0.02%
Sofasco, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2043	100.0	100.0	98.1	0.04%
Kajun Martial Arts LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2028	22.5	22.5	20.0	0.01%
New York Label & Box Corp	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2043	1,250.0	1,250.0	1,274.1	0.46%
ME Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/22/2028	18.8	18.8	16.4	0.01%
GeoTek Alaska, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2043	850.0	850.0	871.2	0.31%
Rexco Foods LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2028	42.5	42.5	37.1	0.01%
RTSP Union LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/20/2028	50.0	50.0	51.2	0.02%
TX Superior Communications, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/19/2028	93.3	93.3	84.9	0.03%
Cest Chic Concepts, LLC dba Salon Cest Chic	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/19/2028	11.3	11.3	10.1	—%
Petroleum Equipment & Services, Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/16/2028	250.0	250.0	252.5	0.09%
Camerabots Media, LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/16/2028	15.0	15.0	13.4	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Car Pro Auto Spa of Stuart, LLC dba Tide Pools Island Gifts	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/16/2028	$22.5	$22.5	$23.0	0.01%
Rojenco, Inc. dba Buggy Bathe Auto Wash Lube & Detail Shoppe	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	519.1	519.1	546.7	0.20%
Bear Bones, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2043	22.5	22.5	23.5	0.01%
CTD Operations Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/15/2028	22.8	22.8	20.8	0.01%
Rojenco II, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/15/2043	402.5	402.5	423.9	0.15%
Summit Insights Group LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/14/2028	95.5	95.5	83.5	0.03%
Bovill Creative LLC	Real Estate	Term Loan	Prime plus 2.75%	3/14/2028	53.8	53.8	55.1	0.02%
SRG Waterfront LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/9/2028	312.5	312.5	276.7	0.10%
Dante Ultimate Cleaning Service LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/9/2028	10.2	10.2	9.5	—%
HG Ventures, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	3/9/2028	133.1	133.1	116.3	0.04%
2b Mom Inc dba Mom’s the Word Maternity	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/9/2028	97.5	97.5	85.3	0.03%
Bee Kidz Funzone Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/9/2028	51.8	51.8	51.1	0.02%
Integrity Machinery Moving, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/8/2028	22.5	22.5	23.0	0.01%
Treft Systems Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/8/2028	15.0	15.0	13.2	—%
Play4Fun dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2028	52.9	52.9	53.1	0.02%
Unpainted Arizona, LLC dba Westside Bowl	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2043	61.5	61.5	65.8	0.02%
Stepping Stones Childrens Academy	Social Assistance	Term Loan	Prime plus 2.75%	3/2/2043	253.3	253.3	264.2	0.09%
Espinoza & Salinas Group Ltd dba Credit 360 Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/2/2028	5.0	5.0	4.5	—%
BC Bishop Enterprises LLC dba 9Round Pooler	Educational Services	Term Loan	Prime plus 2.75%	3/2/2028	8.4	8.4	7.5	—%
The Law Offices of Samuel R Miller LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2043	119.0	119.0	126.7	0.05%
Connie Engelbrecht	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2028	3.0	3.0	2.7	—%
Urban Fitness Group LLC dba Crunch Fitness Group LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2028	103.0	103.0	105.5	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Merciful Heavenly Homes, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/28/2043	$66.0	$66.0	$70.5	0.03%
Carey Collision Repairs Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/27/2028	75.0	75.0	67.2	0.02%
Betty’s Catering Corp, Betty’s Decoration & Wedding Center Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/26/2043	355.0	355.0	379.6	0.14%
Purely Seed LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/26/2028	125.0	125.0	109.2	0.04%
Carries Cakes and Catering, Inc dba Carrie’s Cakes and Confections	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/23/2028	5.3	5.3	4.6	—%
Jackpine Technologies Corporation	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/22/2028	80.0	80.0	76.2	0.03%
Crossfit iQ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/21/2028	42.5	42.5	38.2	0.01%
Wellfleet Consulting Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/21/2028	15.0	15.0	13.1	—%
New View Media Group LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	2/16/2028	82.5	82.5	84.5	0.03%
Town & Country Transportation Co.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/16/2028	66.3	66.3	67.9	0.02%
Lulinjett LLC dba All American Printing & Design	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/14/2043	106.3	106.3	113.6	0.04%
Margab Inc dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/13/2028	12.8	12.8	11.4	—%
JumboMarkets, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/13/2028	207.5	207.5	187.6	0.07%
Start ‘‘UP’’ Dreams, Inc dba SDC Concrete and Start ‘‘UP’’ Dream Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/9/2028	75.0	75.0	69.2	0.02%
Tony Herring & Associates, Inc.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	2/9/2028	8.3	8.3	8.2	—%
Quality Machine of Iowa, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/9/2028	1,250.0	1,250.0	1,188.6	0.43%
Apps Inc., Market Share, and Singular Leaseholdings LLC	Telecommunications	Term Loan	Prime plus 2.75%	2/8/2028	525.0	525.0	458.8	0.16%
De La Vega LLC dba De La Vega Deland and De La Vega Oviedo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2028	49.9	49.9	46.3	0.02%
Macrotech Integrated Management Solutions dba Extreme Lawn Care	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/5/2028	12.0	12.0	12.3	—%
Midlothian Hardware Inc dba Grills True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	2/2/2028	15.0	15.0	15.1	0.01%
M&R Wong LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/1/2028	12.0	12.0	10.5	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Chace Building Supply of CT Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	1/31/2043	$300.0	$300.0	$320.8	0.11%
Rocco’s Landscaping LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/31/2043	74.9	74.9	80.1	0.03%
USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/31/2028	14.9	14.9	13.4	—%
WydeBodi, LLC dba Wyde Bodi Auto Tags	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/30/2043	47.4	47.4	48.9	0.02%
New Phaze Packaging Inc	Paper Manufacturing	Term Loan	Prime plus 2.75%	1/26/2043	958.1	958.1	1,016.5	0.36%
Parati USA Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	1/25/2028	22.4	22.4	19.5	0.01%
Concrete Services LLC and James Ward	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/25/2028	99.4	99.4	91.9	0.03%
Southside BBQ Corp	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/25/2028	19.4	19.4	19.8	0.01%
Flair Interiors, Inc dba Giant Don’s Flooring America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	1/24/2028	136.7	136.7	140.0	0.05%
Tier 1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2028	7.5	7.5	6.7	—%
Friend Contractors, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/19/2043	232.2	232.2	235.8	0.08%
Weeping Willow Kennels, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2028	10.4	10.4	10.6	—%
Lavish Specs Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	1/19/2028	7.5	7.5	6.5	—%
Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	1/18/2028	132.4	132.4	115.7	0.04%
MedWorxs Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2028	78.3	78.3	68.4	0.02%
Lou & Choo Enterprises Inc dba Lou & Choo Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/18/2043	114.9	114.9	115.8	0.04%
Specialized Dairy Processors LLC and Nathaly Zapata	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/16/2028	64.6	64.6	56.5	0.02%
Work of Heart Inc dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/10/2028	5.2	5.2	4.6	—%
Human Resource Time Manager LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/8/2028	15.4	15.4	15.7	0.01%
Impress Therapeutic Massage LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/8/2043	62.9	62.9	65.4	0.02%
Crad Holding LLC dba Neighborhood Laundry of Bloomfield	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/5/2028	62.1	62.1	54.7	0.02%
Sandfree Systems LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	1/5/2028	7.5	7.5	7.6	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	$11.1	$11.1	$9.7	—%
Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/29/2042	280.5	280.5	286.6	0.10%
Best Choice Meats, Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/29/2027	64.3	64.3	64.5	0.02%
Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	859.3	859.3	877.6	0.31%
Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	642.1	642.1	625.3	0.22%
^Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	49.0	49.0	46.6	0.02%
Gorilla Warfare LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2027	22.3	22.3	20.2	0.01%
^TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	15.6	15.6	13.6	—%
Landmark Ventures USA Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	12/22/2027	61.8	61.8	53.9	0.02%
^Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	11.9	11.9	10.4	—%
^Lab Partner, LLC and Beechtree Diagnostics, LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	770.1	770.1	681.0	0.24%
Jacliff Investments Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	49.4	49.4	43.1	0.02%
Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	741.3	741.3	647.2	0.23%
Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	74.1	74.1	72.0	0.03%
Anderson Farms Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	1,235.6	1,235.6	1,090.1	0.39%
^Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	61.8	61.8	53.9	0.02%
Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	13.6	13.6	12.9	—%
O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	3.7	3.7	3.6	—%
^Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	16.1	16.1	16.4	0.01%
DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	13.6	13.6	12.7	—%
^Street Magic Enterprise LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2027	86.9	86.9	83.6	0.03%
^Tropical Stone LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	185.3	185.3	189.7	0.07%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Ameco Forest Products LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	$173.0	$173.0	$177.0	0.06%
^CT Auto Spa LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2027	213.4	213.4	214.5	0.08%
^Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	188.3	188.3	201.2	0.07%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2027	74.1	74.1	70.3	0.03%
Best Quality Home Care LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/19/2027	7.9	7.9	6.9	—%
^CZAR Industries, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	12/19/2027	260.0	260.0	241.5	0.09%
^Auto Excellance of Fort Myers Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/19/2042	106.0	106.0	113.3	0.04%
^Dr. Richard R. Rolle, Jr., PLLC dba Rolle Oral & Facial Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2027	123.8	123.8	116.5	0.04%
^JMD Aviation Holdings, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2027	494.2	494.2	493.5	0.18%
^Peanut Butter & Co., Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2027	222.4	222.4	194.2	0.07%
^Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/15/2027	17.5	17.5	16.5	0.01%
^1-0 Granny’s Helpful Hands, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2027	22.2	22.2	19.6	0.01%
^Galaforo Construction and Companies LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2042	208.2	208.2	212.9	0.08%
^Crystal II Auto Glass Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/15/2027	14.8	14.8	13.0	—%
^Ocean Trans LLC & Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2042	608.5	608.5	593.1	0.21%
^Galaforo Construction LLC and Paul M Galaforo, Jr.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2027	336.5	336.5	293.8	0.11%
^Legion Bowl, Inc & Legion Pub Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/15/2042	332.8	332.8	355.6	0.13%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	12/15/2027	61.8	61.8	58.1	0.02%
^Capital Containers LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2027	22.2	22.2	19.8	0.01%
Neville Galvanizing, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2042	625.0	625.0	628.8	0.23%
^Barcade Holdings, LLC, Barcade LLC,& Barcade New Haven LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	12/14/2027	123.6	123.6	108.8	0.04%
^Atlas Geo-Constructors, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/14/2027	300.5	300.5	287.6	0.10%
^LP Industries Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	74.3	74.3	71.6	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Beale Street Blues Company Inc. dba B.B. King’s Club-Memphis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	$995.9	$995.9	$876.3	0.31%
^AADJ Empire Inc and AADJ Galaxy Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2042	180.8	180.8	179.4	0.06%
^Heung Kyun Im	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2027	15.3	15.3	13.3	—%
^Hana Pastries Enterprises LLC dba Hana Kitchens, Hana Pastries, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	95.4	95.4	93.5	0.03%
Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2027	661.0	661.0	577.1	0.21%
^KR Calvert & Co, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/14/2027	462.6	462.6	405.5	0.15%
^Hardway Inc & AFC Leasing Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/13/2027	926.7	926.7	809.0	0.29%
^Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/13/2042	87.3	87.3	88.4	0.03%
Polymer Dynamics, Inc and Carl Bent	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2027	71.7	71.7	72.5	0.03%
^LPB LPB Property Management Inc dba Wilderness View Cabins	Real Estate	Term Loan	Prime plus 2.75%	12/12/2042	99.7	99.7	106.0	0.04%
A-1 Van Services Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/12/2027	706.2	706.2	679.5	0.24%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/12/2027	457.2	457.2	433.8	0.16%
^Sky Way Enterprises, Inc, A-Liner-8-Aviation, Inc, Kissimmee Aviation	Air Transportation	Term Loan	Prime plus 2.75%	12/12/2027	494.2	494.2	431.5	0.15%
^Jai Ganeshai LLC, Mahiveera 1 LLC, Mahiveera 2 LLC & KSVP LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/12/2027	49.4	49.4	43.1	0.02%
^Big Picture Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/12/2027	370.7	370.7	337.0	0.12%
^The Ohio Valley Group Inc dba Ohio Valley Landscapes & Design	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/12/2027	14.8	14.8	13.4	—%
^Clear Sound Communications, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/8/2027	3.7	3.7	3.3	—%
^AV Strategy Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/8/2027	437.4	437.4	407.3	0.15%
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/7/2027	14.8	14.8	12.9	—%
^Kim Howard Corp dba NPN Machine Tools	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/7/2042	573.6	573.6	610.2	0.22%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^IHC Hardware Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/6/2042	$99.7	$99.7	$97.7	0.03%
^ODS Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/6/2027	48.4	48.4	44.7	0.02%
^Earth First Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/6/2027	74.1	74.1	73.6	0.03%
^Driven Powersports, Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/6/2027	86.5	86.5	75.5	0.03%
^Affordable Auto Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2027	7.4	7.4	6.7	—%
^Healthcare Interventions, Inc dba Brightstar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/4/2027	14.8	14.8	12.9	—%
Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	985.0	985.0	1,052.6	0.38%
^PS Camping Inc.	Accommodation	Term Loan	Prime plus 2.75%	12/1/2027	19.4	19.4	19.5	0.01%
^Linda Jean Howard Riley dba The Rusty Bolt	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/1/2042	21.0	21.0	22.4	0.01%
^Salud Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	55.6	55.6	48.8	0.02%
^Square1 Partners, LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/1/2027	61.8	61.8	53.9	0.02%
Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	10.4	10.4	10.2	—%
^Fortress Verve Inc, Maurice R. Margules and Antonie C. Reinhard	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/30/2027	129.0	129.0	127.4	0.05%
^Frontier Sand LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2027	500.0	500.0	488.6	0.17%
^WTI Distribution Inc	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/30/2027	39.3	39.3	36.9	0.01%
^Create-A- Stitch, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2042	87.2	87.2	91.7	0.03%
^J. Venture Holdings, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2027	12.2	12.2	12.5	—%
^Skin Beauty Bar Inc. and Tameka J. Mathis	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2027	8.8	8.8	8.0	—%
^Clearwater Transportation LTD dba Thrifty Car Rental, Dollar Rent A Car	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/29/2027	169.5	169.5	151.2	0.05%
^Our Playhouse Preschool, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	234.1	234.1	250.2	0.09%
^OPH Lexington, Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	193.0	193.0	206.3	0.07%
Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	47.2	47.2	48.3	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	$74.2	$74.2	$79.3	0.03%
^JMD Corporation dba Dart’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/22/2027	18.4	18.4	17.3	0.01%
^Webtez Inc dba Mod Vans	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/22/2027	68.8	68.8	60.4	0.02%
^Step Up Academy of the Arts, LLC	Educational Services	Term Loan	Prime plus 2.75%	11/22/2027	15.5	15.5	13.5	—%
PB Market LLC dba Pure Barre	Educational Services	Term Loan	Prime plus 2.75%	11/21/2027	106.6	106.6	93.2	0.03%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	22.1	22.1	20.8	0.01%
^Vision Collision Center LLC dba Integrity Auto Body & Vision Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2027	401.6	401.6	374.8	0.13%
^Grumpy’s Restaurant Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	69.9	69.9	61.2	0.02%
^Glencadia Corporation	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2027	3.7	3.7	3.2	—%
^B Lam LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/20/2042	180.6	180.6	188.1	0.07%
N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2027	403.4	403.4	352.1	0.13%
N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2042	175.8	175.8	161.4	0.06%
^Southern Specialty Contractor, LLC & Ronald David Holbrook Jr.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/17/2027	52.1	52.1	45.9	0.02%
^Maya Motel, LLC dba Town House Motel	Accommodation	Term Loan	Prime plus 2.75%	11/17/2042	56.8	56.8	60.7	0.02%
^SSI Refrigerated Express Inc. and Robert M Stallone	Truck Transportation	Term Loan	Prime plus 2.75%	11/17/2027	63.6	63.6	56.7	0.02%
^Jacob’s Towing, Inc. dba Jacob’s Automotive Locksmith & Jacob’s Auto Repair	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/17/2027	49.1	49.1	44.8	0.02%
^Ian Winterbotham dba Furnishing America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/17/2027	249.5	249.5	217.8	0.08%
^TPE Midstream LLC, Dasham Company dba Sahm Co & S & S Ventures Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/17/2027	185.8	185.8	178.4	0.06%
Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	147.4	147.4	131.4	0.05%
^H & H Hotshot Services, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/16/2027	68.8	68.8	62.6	0.02%
^J R Wholesale Tires & Auto Center, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/15/2042	13.4	13.4	14.4	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Auto Rx LLC, J&P Auto Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2042	$195.5	$195.5	$207.1	0.07%
^Marcaco LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	11/15/2042	674.9	674.9	701.1	0.25%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	262.4	262.4	280.8	0.10%
^GFA International Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/13/2027	92.1	92.1	94.3	0.03%
^Wing King at the Gardens LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2027	9.6	9.6	8.4	—%
^Linqserv Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/9/2027	606.7	606.7	573.8	0.21%
^Bobcatt Solutions, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/8/2027	93.3	93.3	87.6	0.03%
^Hofgard & Co, Inc dba Hofgard Benefits and James Marsh	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/8/2027	14.7	14.7	12.9	—%
^Street Magic Enterprise LLC dba New Lisbon Travel Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/7/2042	419.0	419.0	429.5	0.15%
^JNP Delivery Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/7/2027	110.5	110.5	102.6	0.04%
^His Loving Hands Christian Academy, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	11/6/2042	91.4	91.4	95.2	0.03%
^S & S Auto Body Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/3/2042	164.4	164.4	173.8	0.06%
^Sterling Campbell Insurance Agency, Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/3/2027	7.4	7.4	6.4	—%
^Top Quality Dent Service LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/2/2027	5.9	5.9	5.2	—%
^American Reclamation LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	11/1/2027	7.4	7.4	7.2	—%
^ Edge Studios Inc Radiant Yoga LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/1/2027	65.1	65.1	58.1	0.02%
Berza TLG, LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	41.4	41.4	36.9	0.01%
^Rachael Reel dba Rachel Reel Insurance Age	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/31/2027	7.3	7.3	6.4	—%
^The Five Lakes LLC	Educational Services	Term Loan	Prime plus 2.75%	10/30/2042	472.6	472.6	505.1	0.18%
^Die Hard Used Car Sales	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/30/2042	56.0	56.0	59.8	0.02%
^Blue Eagle Transport Inc, Golden Eagle Transport, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	10/27/2027	36.6	36.6	32.9	0.01%
^Hip Hop Style Inc dba Serene Haven	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/27/2027	16.3	16.3	14.7	0.01%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/27/2027	9.8	9.8	8.6	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ashore Ventures Inc dba PuroClean Professional Restoration	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2027	$14.2	$14.2	$12.8	—%
^Cardinal Homes, Inc	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2027	106.9	106.9	109.2	0.04%
^Suzie LLC dba Tony D’s Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2042	87.1	87.1	91.6	0.03%
^White Walker LLC dba Frenchette	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2027	273.6	273.6	280.1	0.10%
^Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/25/2027	14.6	14.6	15.0	0.01%
^Schafer Fisheries Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	10/25/2027	34.2	34.2	35.0	0.01%
^The Jig, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2042	75.4	75.4	78.0	0.03%
^Action Physical Therapy Yoga and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/24/2027	22.0	22.0	21.3	0.01%
^Florida Apnea Diagnostics LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2027	153.2	153.2	136.2	0.05%
^Alpha Auto Sales, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/19/2027	78.1	78.1	80.0	0.03%
^Island Refrigeration & AC Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/18/2042	141.0	141.0	143.7	0.05%
Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	65.0	65.0	58.2	0.02%
^H and K Dry Cleaning LLC, Quintero Shopping Center LLC, Aqua Laundry, LLC	Electronics and Appliance Stores	Term Loan	7.81%	10/17/2042	66.6	66.6	71.1	0.03%
^Blueridge Armor LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/17/2027	8.1	8.1	7.5	—%
^Albas Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/13/2042	44.8	44.8	44.1	0.02%
^On Call Services LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	10/13/2027	17.6	17.6	18.0	0.01%
^Crawfordsville Fitness LLC dba Planet Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/13/2027	121.2	121.2	108.6	0.04%
^Cortez Landscaping, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/13/2027	18.8	18.8	17.3	0.01%
^JD Ventures LLC and JD Roof Co LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/12/2027	22.0	22.0	19.6	0.01%
Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	52.8	52.8	46.8	0.02%
^Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	18.3	18.3	17.8	0.01%
^Eye Optique Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/5/2027	14.6	14.6	12.8	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ains Holding Company LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	10/2/2027	$79.3	$79.3	$71.1	0.03%
^Becky Lou Corp dba Rent A Center	Rental and Leasing Services	Term Loan	Prime plus 2.75%	10/2/2027	89.1	89.1	82.7	0.03%
^Dan Cline Transport Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2030	985.3	985.3	879.3	0.31%
^Threads of Time LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/29/2042	136.6	136.6	136.8	0.05%
^Miechella Suzette Decker	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/29/2042	99.5	99.5	105.9	0.04%
^Harco Metal Products Inc	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	488.8	488.8	470.6	0.17%
^Chicago American Manufacturing LLC Dockside Steel Processing, LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	1,243.3	1,243.3	1,268.4	0.45%
^Sashshel Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2042	211.2	211.2	224.6	0.08%
^Dr Richard Rolle JR, PLLC dba Rolle Oral & Facial Surgery PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/29/2042	872.2	872.2	867.7	0.31%
^Cagwin Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2042	323.0	323.0	337.5	0.12%
^Pets A Go Go LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/28/2042	196.9	196.9	203.0	0.07%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	546.5	546.5	546.3	0.20%
^Moreno Brother’s Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2027	14.6	14.6	12.6	—%
^National Media Services, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2027	18.2	18.2	15.7	0.01%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	380.6	380.6	380.4	0.14%
^Nicholson Lumber Co Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/28/2030	210.7	210.7	208.3	0.07%
^Complete Care IT LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2027	14.3	14.3	12.3	—%
^Technologist Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2027	421.7	421.7	401.4	0.14%
^Rollins Construction & Trucking LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2027	331.2	331.2	323.8	0.12%
^Inspirations Food Design, Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/26/2042	463.1	463.1	469.3	0.17%
^KB Waterjet Cutting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2027	9.9	9.9	9.0	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JPS Arthur Kill Rd Bakery Corp dba Aunt Butches of Brooklyn	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2027	$21.9	$21.9	$19.1	0.01%
^Magnation Corporation	Utilities	Term Loan	Prime plus 2.75%	9/22/2027	48.5	48.5	49.5	0.02%
^Sallee Pro-Custom Fabrication Shop LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/21/2027	8.7	8.7	8.9	—%
^Excel, RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	97.1	97.1	89.8	0.03%
^Denek Contracting Inc and Denek Leasing LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2042	208.7	208.7	222.0	0.08%
^Max Home Deliveries, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/20/2027	78.4	78.4	71.8	0.03%
CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	97.4	97.4	87.1	0.03%
^Sound Manufacturing, Inc. & Monster Power Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	194.2	194.2	184.3	0.07%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	161.5	161.5	161.0	0.06%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	389.3	389.3	381.6	0.14%
^NY Tent LLC & NY Tent Parent, LLC dba Tent Company of New York	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/20/2027	997.3	997.3	953.8	0.34%
^Imagine By Carleen, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2027	7.3	7.3	7.1	—%
^Commonwealth Diagnostics International, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	1,250.0	1,250.0	1,273.8	0.46%
^Venus Pizza, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2042	90.9	90.9	96.7	0.03%
^Insight Diagnostic Technologist Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	295.5	295.5	265.6	0.10%
^Alexander Pierce Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2042	621.1	621.1	623.0	0.22%
^Stone’s Construction and Remodeling, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/19/2027	5.1	5.1	4.4	—%
^CIS BIG DOG, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/19/2027	59.5	59.5	59.7	0.02%
^Party By Design Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2042	1,203.7	1,203.7	1,196.1	0.43%
^Li Family Spokane LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2042	382.1	382.1	396.4	0.14%
^SD Kickboxing LLC dba CKO Kickboxing Dan Diego	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/15/2027	38.8	38.8	35.0	0.01%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	9/15/2027	60.7	60.7	55.8	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Inglis Food Mart Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/15/2027	$21.8	$21.8	$21.8	0.01%
^Clinton Food Market LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/15/2042	260.9	260.9	262.6	0.09%
^Tarleton & Family Landscaping, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/15/2027	81.3	81.3	72.6	0.03%
^Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/13/2027	321.8	321.8	277.3	0.10%
^Fox Valley Rentals & Investments, LLC	Food Services and Drinking Places	Term Loan	Prime plus 3.75%	9/13/2027	7.3	7.3	7.3	—%
^Nails By Mercede LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2027	13.8	13.8	12.9	—%
^Town & Country Transportation Co. and Popco, LLC.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/12/2042	167.7	167.7	178.4	0.06%
^Rajbai Maa Inc. dba Nara Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2042	387.1	387.1	377.5	0.14%
^Health & Performance Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2027	19.8	19.8	17.1	0.01%
^Morgan Lynn Kerstetter dba Catherine School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/11/2027	7.3	7.3	7.4	—%
^Foxtail, LLC and Tottly New Services Corp	Social Assistance	Term Loan	Prime plus 2.75%	9/8/2042	289.4	289.4	292.3	0.10%
^Desert Ribs, LLC and Famous Charlie, LLC and Famous Freddie, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/8/2042	1,244.8	1,244.8	1,181.4	0.42%
^Echelon Planning Group, LLC dba Echelon Financial Services and Echelon	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/8/2027	7.3	7.3	7.2	—%
^South Fulton Landscape & Nursery, Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/7/2042	99.4	99.4	105.7	0.04%
^Crazy Beatz Productions LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 3.75%	9/7/2027	5.2	5.2	4.8	—%
^Dreaming Big Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	9/5/2042	367.8	367.8	371.0	0.13%
^Big Coop’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/1/2027	97.1	97.1	91.4	0.03%
^Blue EagleTransport Inc, Greeneagle Transport Inc & Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/31/2027	369.9	369.9	328.7	0.12%
^Evernook Valley Milk LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	8/31/2042	637.6	637.6	639.8	0.23%
^Bark Life, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/31/2027	21.7	21.7	18.7	0.01%
^The Pink Alli, LLC dba The Alli	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/30/2027	17.4	17.4	15.6	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	$694.7	$694.7	$630.8	0.23%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	545.8	545.8	495.6	0.18%
^Lake County Tow LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/25/2042	86.8	86.8	87.0	0.03%
^Parlay Disributors LLC	Educational Services	Term Loan	Prime plus 2.75%	8/25/2027	108.5	108.5	95.1	0.03%
^InUSA Ventures Inc dba InUSA Services	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	8/24/2027	24.1	24.1	20.8	0.01%
^Genuine Ventures LLC and Seaweed Ventures LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/24/2030	547.1	547.1	513.3	0.18%
^R & R Strength & Conditioning Corp dba Crossfit Light House Point	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/23/2042	81.9	81.9	87.1	0.03%
^Delicias de Minas Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/22/2027	199.3	199.3	195.5	0.07%
^L&V Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/21/2027	17.4	17.4	17.7	0.01%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	15.9	15.9	13.7	—%
^Damiano Global Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	21.7	21.7	20.5	0.01%
^Tier 1 Solutions LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/18/2027	18.1	18.1	16.2	0.01%
^Tony Herring & Associates, Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	8/17/2027	7.2	7.2	6.2	—%
^Chester’s World Enterprise LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/16/2027	21.7	21.7	19.6	0.01%
^D'Amato & Sons Construction, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/11/2027	8.0	8.0	7.3	—%
^Roundhay Partners LLC and Roundhay Farming LLC	Crop Production	Term Loan	Prime plus 2.75%	8/8/2042	905.6	905.6	830.2	0.30%
^Splashlight LLC, Splashlight Photographic and Digital Studios, LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	8/7/2027	482.3	482.3	431.7	0.15%
^L & J Corporate Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/4/2027	7.2	7.2	6.2	—%
^Furniture Masters Limited Liability Company	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/3/2027	8.7	8.7	7.5	—%
^HMG Strategy LLC,	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/2/2027	48.2	48.2	41.6	0.01%
^Bowl Mor LLC dba Bowl Mor Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/31/2027	7.2	7.2	6.2	—%
^Hope Health Care, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	7/31/2027	10.1	10.1	8.7	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Royal Blue Investments, Inc. and Cleland Pharmacy LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	7/31/2042	$52.5	$52.5	$54.8	0.02%
^Raffi’s Inc dba Atlantic Auto Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/31/2027	13.7	13.7	13.7	—%
^Work of Heart Inc dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/28/2027	48.6	48.6	42.1	0.02%
^Sharon G McMillen, MA Psychologist, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/28/2027	17.8	17.8	15.4	0.01%
^HQTRONIC LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/27/2027	21.6	21.6	18.6	0.01%
^Oberon IT, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/26/2027	209.7	209.7	192.2	0.07%
^Gilles Peress Studio LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2027	59.9	59.9	51.6	0.02%
^Ocean Trans LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/21/2027	35.9	35.9	31.0	0.01%
^Obok LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/21/2027	11.5	11.5	10.7	—%
^Lil Tots’ Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/21/2042	47.1	47.1	47.3	0.02%
^Nova Solutions, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/19/2027	24.0	24.0	23.6	0.01%
^Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 3.75%	7/19/2027	7.2	7.2	7.4	—%
^Aitheras Aviation Group, LLC, Aitheras Aviation Group, LLC	Air Transportation	Term Loan	Prime plus 2.75%	7/18/2027	790.5	790.5	686.2	0.25%
^Wildflour Bakery & Cafe, LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/17/2027	21.6	21.6	22.0	0.01%
^Koep Companies dba Pipestone True value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/14/2042	323.6	323.6	318.5	0.11%
^Florida Home and Kitchen LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/14/2027	11.5	11.5	9.9	—%
^Rocks Auto Exchange LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/13/2027	14.4	14.4	12.4	—%
^McCord Holdings, Inc. dba Fast Signs 176101	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/7/2027	18.0	18.0	15.9	0.01%
^Thrifty Market Inc dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/6/2027	98.3	98.3	89.0	0.03%
^New Chicago Wholesale Bakery Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	14.4	14.4	13.8	—%
^BQRS, Inc. DBA Gresham Meineke Car Care Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2027	59.5	59.5	52.4	0.02%
^JWH Designs, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2027	101.2	101.2	87.1	0.03%
^J&M Civil Construction Services LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2027	95.4	95.4	82.2	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Veola’s Day Spa and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2027	$8.7	$8.7	$7.8	—%
^The Country House Restaurant, LLC and Pelton Real Estate, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	49.5	49.5	51.5	0.02%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	72.6	72.6	73.9	0.03%
^J. T. O'Neill Company, L.L.C	Real Estate	Term Loan	Prime plus 2.75%	6/30/2027	14.3	14.3	12.3	—%
^Hamilton & Associates Real Estate and Investments Firm LLC	Real Estate	Term Loan	Prime plus 2.75%	6/30/2042	53.5	53.5	54.5	0.02%
^Safeguard Construction Company, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	6/30/2027	72.6	72.6	62.5	0.02%
^Steigelbauer Associates Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2027	294.3	294.3	299.7	0.11%
^Greensboro Plastic Surgical Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2042	572.4	572.4	572.1	0.20%
^Ocean Trans LLC and Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2027	573.9	573.9	494.1	0.18%
^HG Ventures, Inc. dba Diamond Head Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2030	975.7	975.7	850.2	0.30%
^Malhame & Company Publishers & Importers Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/29/2027	85.9	85.9	74.1	0.03%
^Intellixion LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/29/2027	3.6	3.6	3.1	—%
^Best Bees Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	6/29/2027	21.4	21.4	18.5	0.01%
^ElKareh Brothers Investment, LLC Best Choice Meats Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2027	427.5	427.5	435.2	0.16%
^Miguel Fernando Borda PA dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2027	49.4	49.4	44.3	0.02%
^Oakhill Farms, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2030	96.7	96.7	99.2	0.04%
^Foxhop Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/28/2027	88.7	88.7	77.2	0.03%
^Akal Express Inc. dba Truck Trailer Service Stop	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/28/2042	59.4	59.4	61.9	0.02%
^Old Dominion Transportation Group, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/28/2027	1,079.5	1,079.5	951.3	0.34%
^Citibin, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/27/2027	119.1	119.1	102.5	0.04%
^Auxiliary Systems Inc., Sharrick Company, LLC & KMN, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/27/2030	237.3	237.3	237.3	0.08%
^WB Cleaners Inc. DBA $2.75 Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/27/2027	21.4	21.4	21.2	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ains Holding Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2027	$1,120.0	$1,120.0	$987.6	0.35%
^Four Seasons Laser Center Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/26/2042	216.0	216.0	217.2	0.08%
^Rustic LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/23/2042	18.6	18.6	16.8	0.01%
^Vella Construction Enterprises, Inc. dba Vella Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	6/23/2027	21.4	21.4	18.5	0.01%
^Northern Industries, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/23/2042	57.1	57.1	60.8	0.02%
^Birches Group, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2027	47.6	47.6	41.0	0.01%
^Tarver-Henley Inc. and Tar-Hen LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2042	316.6	316.6	316.7	0.11%
^704 Meat Center Inc. dba El Mercado and La Plaza Mercado	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/20/2042	173.2	173.2	180.5	0.06%
^Sanabi Investment,, LLC dba Oscar’s Moving and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2027	118.3	118.3	107.5	0.04%
^Scarlet Spartan Inc. dba FastSigns of Brighton	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/19/2027	53.0	53.0	46.8	0.02%
^Don G. Timpton DDS & Associates PA and Indsaad Properties, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/16/2042	395.8	395.8	383.3	0.14%
^All Regional Recyclers of Wood LLC dba ARROW, Superior Carting, LLC dba	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/15/2042	307.6	307.6	306.4	0.11%
^JAM Media Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/15/2027	59.5	59.5	51.3	0.02%
^Tele Tax Express Inc., El Rancho Paiso, LLC and Nestor Romero	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2042	91.5	91.5	95.0	0.03%
^ESA 365 Corp and Lucathor Realty LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2042	22.3	22.3	22.7	0.01%
^Hull’s Kitchen, LLC and HK Too, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/14/2042	95.4	95.4	100.9	0.04%
^Susan Hughes dba Aloha Junction B and B	Accommodation	Term Loan	Prime plus 2.75%	6/14/2042	61.4	61.4	65.3	0.02%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/12/2027	113.1	113.1	106.6	0.04%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/8/2027	3.4	3.4	2.9	—%
^Earth First Recycling, LLC and 191 Clark Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2027	338.6	338.6	340.4	0.12%
^Skydive California, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2027	52.6	52.6	53.5	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SCW, LLC dba Arthur Murray Dance Studio	Educational Services	Term Loan	Prime plus 2.75%	6/2/2042	$144.5	$144.5	$145.6	0.05%
^Speaker City, Inc. and Speaker Town, LLC dba Rollin Thunder	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/1/2042	45.2	45.2	46.4	0.02%
^Haroon Baig, Inc. dba US1 Petrol	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2042	260.9	260.9	277.4	0.10%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	5/31/2027	21.3	21.3	18.6	0.01%
^Impact Grounds Maintenance and Design, Inc. dba Impact Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/31/2042	78.6	78.6	82.1	0.03%
^Ricnet III, Inc. dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/31/2027	14.0	14.0	12.3	—%
^Funtime, LLC and Universal Entertainment Group LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/31/2027	62.7	62.7	55.0	0.02%
^Eagle Wood Works LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	5/26/2027	11.4	11.4	10.4	—%
^Hurricane Group, Inc.	Other Information Services	Term Loan	Prime plus 2.75%	5/26/2027	71.0	71.0	61.1	0.02%
^Mitchell Auto Repair, LLC and and C&M Mitchell, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/26/2042	192.0	192.0	197.8	0.07%
Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	113.3	113.3	120.4	0.04%
^Chet Lemon Enterprises LLC dba All American Sports	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/26/2042	783.1	783.1	832.7	0.30%
^Abdul Naushad MD PC dba Advanced Pain Centers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/25/2042	389.1	389.1	403.2	0.14%
^Locavore LLC dba Paloma Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2027	47.3	47.3	42.3	0.02%
^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/25/2027	201.8	201.8	190.8	0.07%
^Beyond Waves A Unique Salon LLC and Lori Ann Carlson	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2027	14.2	14.2	12.4	—%
^Jung Design Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2027	8.5	8.5	7.3	—%
^Juliador Resources LLC DBA Cue Hair Salon and Skin Care	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/24/2027	21.9	21.9	18.9	0.01%
^Innovim, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2027	319.4	319.4	274.9	0.10%
^Gill Express Inc. and Gill Express 2 LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/23/2042	334.7	334.7	333.7	0.12%
^Prestige Construction of Florida, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/23/2042	332.4	332.4	326.1	0.12%
^Southeast Recycling, LLC and Southeast Land Holdings LLC dba 67 Motor	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/23/2042	179.9	179.9	189.6	0.07%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^GEM2K, LLC dba Precision Precast Group	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/19/2027	$153.8	$153.8	$138.1	0.05%
^Hayden Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	248.4	248.4	229.8	0.08%
^Tres K Deli, Grocery, Fruit and Meat Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/19/2027	7.8	7.8	7.3	—%
^ Iron Men Home Repair, Inc. and Ironmen House Lifting Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/19/2042	575.6	575.6	585.7	0.21%
^PS Camping, Inc. dba Prospectors RV Resort	Accommodation	Term Loan	Prime plus 2.75%	5/19/2042	255.7	255.7	270.5	0.10%
^Enfield Tractor & Equipment Co	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/19/2027	280.6	280.6	269.9	0.10%
^J Harris Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	18.7	18.7	17.8	0.01%
^Waterford Plumbing Co, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2027	47.3	47.3	41.5	0.01%
^Mr. B’s Bicycles & Mopeds, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/18/2042	145.0	145.0	146.8	0.05%
^New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2027	142.6	142.6	127.6	0.05%
^Bay Car Wash LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2042	119.3	119.3	121.7	0.04%
^Computech Computers Inc.	Educational Services	Term Loan	Prime plus 2.75%	5/17/2027	47.3	47.3	40.7	0.01%
^Arco Electrical Contractors Inc. dba Arco Construction Group	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/16/2027	341.2	341.2	314.6	0.11%
^Batter & Company, LLC dba Batter Co. Dessert Collection	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/16/2027	50.9	50.9	44.9	0.02%
^5 Stars Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	5/16/2042	61.0	61.0	61.9	0.02%
^Band Sawn Lumber, LLC and Nathan Ryan Adams	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	5/15/2042	112.4	112.4	111.6	0.04%
^Keys Armored Express, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/12/2027	37.9	37.9	34.1	0.01%
^Sanderson Distribution Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/12/2027	9.9	9.9	8.6	—%
^SG Linke LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/12/2027	104.3	104.3	103.0	0.04%
^B G F Bobby Q’s Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2027	7.1	7.1	7.0	—%
^Estelle Finkel Educational Associates, LLC	Educational Services	Term Loan	Prime plus 2.75%	5/11/2027	112.9	112.9	97.2	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Labmates, LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	5/10/2027	$94.6	$94.6	$90.8	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2027	83.7	83.7	75.5	0.03%
^Innovation Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/9/2027	73.8	73.8	70.6	0.03%
^1872 Rosecrans, LLC dba Goodbar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/9/2027	60.5	60.5	52.4	0.02%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2042	21.6	21.6	20.5	0.01%
^Arclay, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/5/2030	140.8	140.8	130.1	0.05%
^Benchmark Building, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	5/5/2027	21.3	21.3	18.3	0.01%
^Cable Management LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/3/2027	56.4	56.4	53.1	0.02%
^Fine Arts Center of Easley, Inc. dba Midtown Music	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/2/2042	115.3	115.3	122.6	0.04%
^Zahmel Restaurant Suppliers Corp	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/28/2027	83.4	83.4	72.9	0.03%
^Georgia Productions Services LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/28/2027	85.8	85.8	79.0	0.03%
^Love and Glory Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	4/28/2042	77.0	77.0	77.1	0.03%
^JMA Inc. dba Primecut and Mezzo; Primecut at Marquee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	219.6	219.6	233.5	0.08%
Sneads Ferry Foods, Inc. dba DQ Grill & Chill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	615.5	615.5	615.0	0.22%
^Asheville’s Fun Depot, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2027	82.3	82.3	83.8	0.03%
^Carl Joseph Johnston dba Viking Transport	Truck Transportation	Term Loan	Prime plus 2.75%	4/26/2027	30.6	30.6	29.1	0.01%
^Resident Research, LLC	Other Information Services	Term Loan	Prime plus 2.75%	4/24/2027	83.0	83.0	71.5	0.03%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/21/2027	7.1	7.1	6.3	—%
^Ralph’s Hair Salon, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/21/2042	49.3	49.3	50.6	0.02%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/20/2027	130.8	130.8	112.6	0.04%
^MJ and M Home Improvements LLC DBA House Doctors	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2027	19.3	19.3	16.9	0.01%
^Condron Brothers LLC DBA Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/19/2027	112.4	112.4	101.9	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Affordable Auto Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/17/2027	$12.0	$12.0	$11.2	—%
^Carpeteria (Markarian) Co.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/13/2027	124.9	124.9	124.6	0.04%
^Bloomer Machine & Fab, Inc and Dale Stertz Properties	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/13/2042	202.8	202.8	210.7	0.08%
^Butternuts Beer and Ale LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/12/2027	69.3	69.3	70.6	0.03%
^Citizens Lanes, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	613.1	613.1	651.5	0.23%
^The Altitude Group, LLC and Core Home Security, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2027	46.8	46.8	40.2	0.01%
^Shelter Harbor Inn, Inc.	Accommodation	Term Loan	Prime plus 2.75%	3/31/2042	205.3	205.3	218.2	0.08%
^Golden Hen Inc. dba Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2027	60.6	60.6	52.8	0.02%
^Landmark Ventures USA, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/31/2027	175.4	175.4	150.9	0.05%
^MIT LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/31/2042	86.5	86.5	91.9	0.03%
^Applied Integrated Technologies, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/31/2027	117.0	117.0	100.7	0.04%
^Bear Trail Lodge LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	546.0	546.0	573.9	0.21%
^KWG Industries LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2027	28.1	28.1	27.7	0.01%
^Signature Rooms, Inc dba Gallery Furniture	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/30/2042	489.9	489.9	517.3	0.19%
^Sea Smoke Barbeque, Corp and Danwen LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2042	233.4	233.4	237.5	0.09%
^Schafer Fisheries Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/30/2042	246.1	246.1	261.5	0.09%
^Douglas K. Soderblom. dba Loma Linda Optometry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2027	93.6	93.6	84.9	0.03%
^Discount Price, LLC dba Robert’s Market	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2042	203.8	203.8	209.3	0.07%
^First Sail Group Inc. and Omen Board Industires LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2027	18.7	18.7	17.3	0.01%
^Gauri Hospitality Group LLC dba Microtel Inns & Suites by Wyndham	Accommodation	Term Loan	Prime plus 2.75%	3/29/2042	1,043.7	1,043.7	1,101.4	0.39%
^H and H Hotshot Services, Inc. dba AA Hotshot & Logistics	Couriers and Messengers	Term Loan	Prime plus 2.75%	3/29/2030	93.3	93.3	81.2	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^American Pharmaceutical Innovation Company, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	3/28/2027	$28.1	$28.1	$24.2	0.01%
^Heil & Hornik LLC dba Elysium Tennis	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2042	918.3	918.3	926.9	0.33%
Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	405.4	405.4	430.8	0.15%
^Ericon Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	3/24/2027	58.5	58.5	56.7	0.02%
^Robert Dixon PA dba Law Offices of Robert Dixon	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/24/2042	421.2	421.2	444.9	0.16%
^Denton Bio Fuels LLC and American Bio Source LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2027	55.4	55.4	50.8	0.02%
^Color Graphic Press, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2027	112.3	112.3	114.2	0.04%
JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	85.0	85.0	86.0	0.03%
^Executive Fitness & Nutrition Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2027	18.9	18.9	18.7	0.01%
^Baton Rouge Cargo Services Inc. and 6507 Westport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/22/2042	635.4	635.4	659.7	0.24%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/21/2027	21.1	21.1	18.1	0.01%
^J Sivilis LLC dba Pet Wants	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/17/2027	11.5	11.5	10.2	—%
^Reservoir International LLC	Educational Services	Term Loan	Prime plus 2.75%	3/16/2027	93.6	93.6	87.3	0.03%
^The Purple Cow House of Pancake Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2042	159.0	159.0	169.0	0.06%
^Texcor, Inc. dba Texas Corral, Texas Coral Restaurants II, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2027	280.9	280.9	285.7	0.10%
^1MTX LLC and Sunrise Transportation and Logistics, LLC and Mustafa M	Truck Transportation	Term Loan	Prime plus 2.75%	3/13/2027	658.5	658.5	566.3	0.20%
^Dwayne Bernard Tate	Truck Transportation	Term Loan	Prime plus 2.75%	3/10/2027	9.8	9.8	9.0	—%
^Elegant Occasions, LLC dba E Productions	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/10/2042	582.3	582.3	590.8	0.21%
^Anthony LLC dba Star of Woodward Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/9/2042	113.8	113.8	120.9	0.04%
^E & P Holdings 1 LLC and Evans & Paul Unlimited Corp.	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/9/2027	117.2	117.2	103.3	0.04%
^Allegro Assisted Living Of Texas	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	3/6/2027	89.8	89.8	91.4	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Robbie E. Bakery and Cafe LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2027	$58.5	$58.5	$50.3	0.02%
^Podium Auto Sales Inc and RRS Property, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/3/2042	89.7	89.7	90.3	0.03%
^SSI Refrigerated Express Inc. and Robert M Stallone dba SSI Express	Truck Transportation	Term Loan	Prime plus 2.75%	2/28/2027	221.8	221.8	190.8	0.07%
^Weeping Willow Kennels, Inc and Aileen N Black	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2042	138.2	138.2	142.2	0.05%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2027	89.5	89.5	80.3	0.03%
^Total Document Solutions Inc and, TDS Services, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/27/2030	297.6	297.6	275.6	0.10%
^Teracore Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	152.2	152.2	130.9	0.05%
^McNally Enterprises Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/27/2027	60.4	60.4	54.2	0.02%
^John Finn Associates LLC, Greenslate LLC, Finn Technology, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	627.3	627.3	606.1	0.22%
^B & J Bicycle Shop Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/24/2027	11.0	11.0	11.1	—%
^3W Enterprises LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/24/2042	80.6	80.6	81.9	0.03%
^TMJ Pizza Mesa LLC dba Rosati’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/24/2027	99.9	99.9	93.6	0.03%
^Victorian Restaurant and Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2042	106.2	106.2	105.4	0.04%
^DER Services, LLC dba A.K.A. Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/17/2042	39.5	39.5	42.0	0.02%
^Bike Slug, LLC, Bike Slug Holdings Inc. and Seven Rivers Group, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/17/2027	18.1	18.1	15.6	0.01%
^Ameritube, LLC and Ravone Properties, LLC	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/14/2042	182.9	182.9	194.3	0.07%
^R&S Barnes Enterprises, Inc. dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2027	87.1	87.1	75.9	0.03%
^Baton Rouge Cargo Services Inc. and 2808 Court Street, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	2/10/2042	244.2	244.2	253.6	0.09%
^Sushiya Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/10/2027	17.4	17.4	15.6	0.01%
^Maximo Canot dba Wash and Dry Laundrymat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2042	135.9	135.9	141.5	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Select Propane & Fuel Inc. and Select Fuel & Convenience LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2030	$1,192.4	$1,192.4	$1,103.6	0.40%
^Marvic Enterprises Inc dba Jordan’s Liquor	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/10/2042	216.1	216.1	223.0	0.08%
^Harrison Logging Company LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	2/9/2027	98.8	98.8	90.0	0.03%
^8 Minute Oil Change Auto Repair & Tire Center and Jumir L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/7/2042	324.3	324.3	322.6	0.12%
^Christopher Borgia	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2027	12.0	12.0	10.5	—%
^Splashlight LLC, Splashlight Photographic & Digital Studios LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	2/2/2027	697.1	697.1	623.2	0.22%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/1/2042	182.5	182.5	181.7	0.07%
^Brandco, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/31/2027	40.4	40.4	34.7	0.01%
^Chidlren’s House Learning, Inc and Tarps Investment Group	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2042	317.2	317.2	321.5	0.12%
AP6 LLC and Amishp LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	106.5	106.5	113.2	0.04%
^Fave Realty, Inc.	Real Estate	Term Loan	Prime plus 2.75%	1/30/2042	53.7	53.7	55.1	0.02%
^ZMKNY Tires Inc dba Houston International Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/27/2042	106.2	106.2	112.8	0.04%
House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	133.8	133.8	131.8	0.05%
^SRC Publishing LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/27/2027	20.8	20.8	17.9	0.01%
^Return to Excellence Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/27/2027	16.4	16.4	16.7	0.01%
^Sideways Sports Lounge and Jonathan E. McGrew and Patricia C. McGrew	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2027	16.6	16.6	14.3	0.01%
^Fox Valley Rentals & Investments LLC and Brian M Tomaszewski	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/20/2042	41.9	41.9	42.2	0.02%
^Rhone Wolf Vineyard LLC, Goldline Brands Inc. and Myka Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	1/19/2030	237.4	237.4	221.0	0.08%
^Jolibe LLC and Jolibe Atelier LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2027	9.7	9.7	8.7	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Eickmann Management Group LLC dba Jimmy Johns of Dundee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/17/2027	$92.0	$92.0	$90.9	0.03%
^Ramjay Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	1/13/2027	408.5	408.5	373.2	0.13%
^Fullbro Trust dba Menemsha Blues	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/13/2027	20.8	20.8	21.1	0.01%
^Echelon Enterprises, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	1/10/2027	46.2	46.2	47.0	0.02%
^Fort Smith Wings Inc. dba Wing Stop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	17.9	17.9	16.1	0.01%
^Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	417.1	417.1	417.1	0.15%
^Joshua L. Baker	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	14.4	14.4	12.4	—%
^Jacliff Investments Inc. dba International health Technologies	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	114.6	114.6	98.4	0.04%
^New Image Building Services, Inc. dba The Maids Servicing Oakland	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2026	40.1	40.1	35.8	0.01%
^Chestnut Street Associates, LLC and Metropolitan Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	270.4	270.4	263.2	0.09%
^Means Enterprises LLC dba FastFrame Frisco	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	20.6	20.6	18.0	0.01%
^Soon Im. Chin dba Stan C-Store	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	208.9	208.9	218.5	0.08%
^Sempco, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	41.3	41.3	43.9	0.02%
^Allied Welding Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	738.8	738.8	735.3	0.26%
^Ericon, Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	327.2	327.2	330.0	0.12%
^White Hawk Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	1,007.7	1,007.7	865.7	0.31%
^Elita 7, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	700.6	700.6	722.3	0.26%
^New Chicago Wholesale Bakery, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	446.9	446.9	446.6	0.16%
^Techni-Pro Institute LLC	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	174.2	174.2	154.4	0.06%
^Trison Enterprises Inc. dba Lee’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	400.7	400.7	409.7	0.15%
^Cardinal Homes Inc. and Bret A Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	119.2	119.2	126.1	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^D and E Hardware Co. and D and E Pump Sales and Service	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	$519.8	$519.8	$523.0	0.19%
^HMG Strategy, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	45.8	45.8	39.4	0.01%
^AGG Management Team LLC dba Chevron	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	282.7	282.7	300.2	0.11%
^Cardinal Homes Inc, Alouette Holdings Inc., Bret Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	977.2	977.2	993.1	0.36%
^Wayfarer Bicycle LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	90.9	90.9	89.7	0.03%
^Success Advertising Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	458.7	458.7	480.6	0.17%
^Roast Beef Levittown LLC dba Arby’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	431.5	431.5	438.5	0.16%
^Queen Express LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	184.4	184.4	193.3	0.07%
^Mack Team Enterprises Inc. dba The UPS Store #6815	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	18.7	18.7	16.9	0.01%
^Recycling Revolution, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	90.7	90.7	91.2	0.03%
^Myndshft Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	710.4	710.4	638.0	0.23%
^New Life Hospital LLC	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,184.9	1,184.9	1,258.4	0.45%
^Imagine By Carleen Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	51.6	51.6	52.4	0.02%
^Hanson’s Greeks LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	10.3	10.3	10.5	—%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	67.2	67.2	64.0	0.02%
^Lan Doctors, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	218.9	218.9	216.8	0.08%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	14.6	14.6	13.3	—%
^The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	347.7	347.7	362.7	0.13%
^Ericon, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	715.2	715.2	725.2	0.26%
^Noso Development LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	68.7	68.7	59.1	0.02%
^Quick Ship, LLC	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	9.6	9.6	8.2	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Pebble Wood Lane, LLC and Good Sam’s Assisted Living Residence, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	$66.3	$66.3	$70.4	0.03%
^Sharaz Shah DBA Thomas Jewelers	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	7.4	7.4	6.3	—%
^Choe Trading Group, Inc. dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2026	20.5	20.5	20.3	0.01%
^Studio Find It Georgia, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	6.8	6.8	6.0	—%
^Imaginarium Foods LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	368.8	368.8	378.9	0.14%
^RD Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	194.5	194.5	169.4	0.06%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	20.5	20.5	18.4	0.01%
^Usman Jalil, LLC dba Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	229.1	229.1	224.9	0.08%
^Fowler LLC	Accommodation	Term Loan	Prime plus 2.75%	11/29/2026	79.6	79.6	80.9	0.03%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	1,023.9	1,023.9	879.7	0.31%
^CRK Mens, LLC dba Spiff for Men	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	96.9	96.9	85.1	0.03%
^Merchant Coterie, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	113.8	113.8	97.7	0.03%
^WPN Recycling Company LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	20.5	20.5	20.8	0.01%
^Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn-#281901	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	54.6	54.6	47.6	0.02%
^Rognes Corp dba RTS	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	11/22/2026	352.8	352.8	325.4	0.12%
^Bouquet Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	122.7	122.7	125.2	0.04%
^J.B.K Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	427.1	427.1	430.9	0.15%
^6E Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	156.0	156.0	145.1	0.05%
^Broms Asset Management LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	113.8	113.8	97.7	0.03%
^Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	91.0	91.0	92.5	0.03%
^Catherine Christine Morin dba Purr-Fect Pets	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	17.1	17.1	14.7	0.01%
^Stratmar Systems Inc dba Stratmar Retail Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	62.3	62.3	63.3	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hoosier Health Plus, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	$113.8	$113.8	$108.1	0.04%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	173.0	173.0	172.8	0.06%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	438.5	438.5	454.0	0.16%
^Hackensack Steel Corporation and Luzerne Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	220.4	220.4	224.0	0.08%
^Panther Ironworks and Rigging Solutions LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	137.7	137.7	127.3	0.05%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	39.8	39.8	37.5	0.01%
^Bovill Creative, LLC	Real Estate	Term Loan	Prime plus 2.75%	11/9/2041	276.2	276.2	293.4	0.11%
^Big Apple Entertainment Partners LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	159.3	159.3	136.8	0.05%
^Dyer Properties, LLC and Bayview Pharmacy, Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	236.3	236.3	236.1	0.08%
^MIK LLC dba Firehouse Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	185.6	185.6	161.7	0.06%
^Fine Line Interiors, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	78.7	78.7	83.6	0.03%
^131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	124.1	124.1	128.3	0.05%
^Veracruz Shabo, LLC and Waterfalls Quick Lube LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	117.7	117.7	121.5	0.04%
^Glocecol LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	68.2	68.2	69.3	0.02%
^Bloomquist Communications Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	54.2	54.2	46.6	0.02%
^Moolchan Enterprises LLC dba Staying Green	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	16.4	16.4	15.6	0.01%
^Middlesex Auto Sales Corp	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2041	122.7	122.7	127.0	0.05%
^Woodstock Enterprises Corp dba True Scent Candle Co	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	87.2	87.2	85.9	0.03%
^FibAire Communications, LLC	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	97.7	97.7	90.5	0.03%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	212.9	212.9	209.3	0.07%
^Bonita Stone LLC and Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	10/25/2041	259.2	259.2	261.2	0.09%
^Empire Processor Services Inc. and Verrazano Wholesale Dist., Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	10/25/2026	118.6	118.6	120.5	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	$384.0	$384.0	$387.1	0.14%
^Eco Vehicle Systems LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	10/21/2026	863.2	863.2	873.9	0.31%
^Worldwide Estate, Inc. dba Washington Heights Manor	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	220.3	220.3	234.0	0.08%
^Gold Wind Logistics LLC	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	172.4	172.4	183.1	0.07%
^Speaker City, Inc. dba Rollin Thunder	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	122.7	122.7	126.4	0.05%
^Maine Service Corp	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	172.5	172.5	164.4	0.06%
^Justin Partlow	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	17.6	17.6	15.1	0.01%
^Reliable Recovery Services LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	101.6	101.6	93.4	0.03%
^Ailky Corporation	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	225.9	225.9	199.6	0.07%
^Wyspen Corporation dba Charlestown Ace	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	32.5	32.5	27.9	0.01%
^MegaPhase, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	134.3	134.3	133.2	0.05%
^Seaway LLC and Reklaw LLC dba Allure Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	134.2	134.2	144.1	0.05%
^JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	47.0	47.0	42.5	0.02%
^Adelwerth Bus Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	237.3	237.3	244.1	0.09%
^Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	607.3	607.3	603.5	0.22%
^Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/29/2029	623.0	623.0	606.5	0.22%
^Thunderdome Racing Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	17.1	17.1	17.2	0.01%
^Graphics, Type and Color Enterprises Inc dba Clubflyers.com and GTC Med	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	829.9	829.9	890.5	0.32%
^Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	20.1	20.1	20.5	0.01%
^CNC Precision Machine, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,235.9	1,235.9	1,279.6	0.46%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	$20.1	$20.1	$18.2	0.01%
^Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	204.7	204.7	189.2	0.07%
^Reynolds Fence & Guardrail Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	563.5	563.5	554.0	0.20%
^Luv 2 Play Nor Cal, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	47.0	47.0	44.0	0.02%
^Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	13.4	13.4	12.4	—%
^Sarah S Olelewe MD Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	286.1	286.1	297.0	0.11%
^TPFC, LLC dba The Picture Frame Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	57.4	57.4	59.6	0.02%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	8.1	8.1	8.1	—%
^PeopleBest Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	13.4	13.4	12.1	—%
^Mr. Mulch, Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	396.2	396.2	392.4	0.14%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	78.3	78.3	73.1	0.03%
^InformationTelevision Network Inc	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	9/22/2041	823.0	823.0	876.7	0.31%
^GRA Financial Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/22/2026	10.7	10.7	9.7	—%
^Wrecking Crew Media LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	44.8	44.8	40.4	0.01%
^Cuppiecakes LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	22.0	22.0	22.8	0.01%
^Benoit’s Towing and Recovery LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	10.7	10.7	9.8	—%
^Consulting Solutions Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	20.2	20.2	19.6	0.01%
^Brittany Burns LLC dba Dreams Come True	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2026	12.0	12.0	12.3	—%
^Eyncon LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	48.8	48.8	51.0	0.02%
^The Merrin Group LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	156.6	156.6	154.9	0.06%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	130.3	130.3	125.9	0.05%
^Atlantic Alarm Systems and Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	13.8	13.8	12.8	—%
^Metropet Dog Center, Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	106.7	106.7	111.8	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Marquis Cattle Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	$45.2	$45.2	$46.2	0.02%
^Bingham Enterprises, Inc and Full Belli Deli and Sausage Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	80.5	80.5	82.2	0.03%
^Artisan Infrastructure Holdings, LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	9/7/2026	111.9	111.9	101.1	0.04%
^SRA Mechanicial Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	42.7	42.7	45.8	0.02%
^Sandia Enterprises Inc dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	55.9	55.9	50.5	0.02%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	111.6	111.6	102.9	0.04%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2026	543.4	543.4	509.0	0.18%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	231.5	231.5	233.4	0.08%
^Raem Corporation dba Dryclean Express	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	70.7	70.7	75.2	0.03%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2041	638.7	638.7	629.3	0.23%
^Warren Dale Warrington dba Custom Paint and Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	98.7	98.7	103.9	0.04%
^TAGR Inc dba Miami Grill 137 and John Nakis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	94.8	94.8	87.5	0.03%
^Albert Basse Associates Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	54.9	54.9	56.1	0.02%
^Dean Technology Inc	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	8/25/2041	377.4	377.4	403.2	0.14%
^Rosmel Pools Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	20.0	20.0	18.4	0.01%
^Avery Management Inc. dba Whetstone Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	9.5	9.5	8.5	—%
^Tabadesa Associates Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	20.0	20.0	18.1	0.01%
^TR Companies LLC dba True Value Rental and Liberty Rental 4 U	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	80.0	80.0	72.3	0.03%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	492.0	492.0	525.3	0.19%
^Luv 2 Play Temecula, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	53.3	53.3	48.2	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	$402.0	$402.0	$412.8	0.15%
^2 Cool Beans LLC dba Menchies’s Frozen Yogurt	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	73.3	73.3	66.2	0.02%
^Grayson O Company	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	609.3	609.3	650.9	0.23%
^Charal Investments LLC dba Orange Theory Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/10/2026	77.7	77.7	70.2	0.03%
^Paul Belanger dba Paul Belanger Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	13.3	13.3	12.0	—%
^Nicolette Reiser dba Comfort & Balance	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/29/2041	73.0	73.0	76.8	0.03%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	19.8	19.8	18.4	0.01%
^The Hungry Rhino LLC	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	74.2	74.2	76.9	0.03%
^Little Tree Huggers Child Care LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	136.3	136.3	146.2	0.05%
^303 Tower Drive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	389.6	389.6	411.8	0.15%
^676 Club LP dba The Green Door Tavern/The Drifter	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	652.1	652.1	693.8	0.25%
^Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	264.6	264.6	239.1	0.09%
^MacIver Corporation dba Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,101.6	1,101.6	1,074.8	0.38%
^Apple Tree NC Inc dba Williams Farm & Garden Center	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	328.5	328.5	338.0	0.12%
^Intrepid Trinity LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	60.8	60.8	63.8	0.02%
^GF Libations Inc dba Minuteman Press	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	7/27/2041	38.5	38.5	36.7	0.01%
^Kidtastic LLC dba The Little Gym of Audubon	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	50.0	50.0	45.2	0.02%
^EPEC Juice LLC dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	73.6	73.6	66.5	0.02%
^Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	65.2	65.2	65.8	0.02%
^JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	110.2	110.2	99.6	0.04%
^Peckett’s Inc	Crop Production	Term Loan	Prime plus 2.75%	7/27/2041	219.6	219.6	235.6	0.08%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	$80.5	$80.5	$76.6	0.03%
^My Sainath Inc dba Motel 6	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	297.2	297.2	314.8	0.11%
^Robert G Larson State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	19.8	19.8	17.9	0.01%
^J and D Resources LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	115.1	115.1	104.8	0.04%
^Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	13.9	13.9	12.5	—%
^Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	169.2	169.2	176.1	0.06%
^Billingsworks LLC dba Spoon Shine Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2026	7.5	7.5	7.6	—%
^Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	40.8	40.8	36.8	0.01%
^Jacob Rugs LLC dba Rugs Outlet	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	57.9	57.9	59.2	0.02%
^RM Hawkins LLC dba Pure Water Tech West	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	44.1	44.1	43.5	0.02%
^Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	12.6	12.6	11.6	—%
^Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	286.6	286.6	304.2	0.11%
^Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/30/2041	270.9	270.9	272.2	0.10%
^Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	92.5	92.5	94.5	0.03%
^P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	151.8	151.8	153.6	0.06%
^Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	88.7	88.7	86.4	0.03%
^VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	19.7	19.7	17.8	0.01%
^Corning Lumber Company Inc and Frank R Close and Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	178.7	178.7	184.6	0.07%
^Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	76.6	76.6	71.5	0.03%
^WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	127.5	127.5	132.8	0.05%
^Ninsa LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2041	109.3	109.3	117.2	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KWG Industries, LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	$296.4	$296.4	$311.9	0.11%
^O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	122.5	122.5	112.9	0.04%
^E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	110.3	110.3	102.2	0.04%
^MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	15.4	15.4	13.9	—%
^Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	656.3	656.3	592.4	0.21%
^All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	530.8	530.8	536.3	0.19%
^JumboMarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	43.8	43.8	39.5	0.01%
^El Basha Inc dba RPM West San Fernando Valley	Real Estate	Term Loan	Prime plus 2.75%	6/24/2026	15.7	15.7	14.1	0.01%
^Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	98.4	98.4	105.5	0.04%
^Yellow Cab Company of Kissimmee Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/24/2041	55.2	55.2	55.6	0.02%
^Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	484.2	484.2	494.1	0.18%
^Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	88.7	88.7	91.7	0.03%
^Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	182.2	182.2	189.9	0.07%
^SNS of Central Alabama, LLC dba Steak N Shake dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	50.4	50.4	47.9	0.02%
^Evergreen Investment & Property Management LLC, Universal Kidney Cente	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,217.9	1,217.9	1,291.6	0.46%
^Italian Heritage Tile and Stone Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/20/2026	54.7	54.7	49.4	0.02%
^Bagelicious, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	47.7	47.7	43.3	0.02%
^Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	9.8	9.8	10.1	—%
^NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	19.7	19.7	17.8	0.01%
^Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	484.8	484.8	437.6	0.16%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	$10.3	$10.3	$9.3	—%
^Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	499.1	499.1	497.9	0.18%
^Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	13.1	13.1	12.6	—%
^Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	54.7	54.7	54.9	0.02%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	75.8	75.8	68.4	0.02%
^VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	73.5	73.5	66.3	0.02%
^ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	10.5	10.5	9.5	—%
^Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	19.7	19.7	17.8	0.01%
^Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	222.0	222.0	208.3	0.07%
^AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	235.8	235.8	246.2	0.09%
^ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	450.2	450.2	421.6	0.15%
^Farmer Boy Diner Inc dba Farmer Boy Diner & Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2026	43.4	43.4	44.3	0.02%
^Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	96.7	96.7	100.5	0.04%
^Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	76.0	76.0	77.6	0.03%
^Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	200.1	200.1	206.8	0.07%
^Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	293.0	293.0	299.3	0.11%
^Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	7.2	7.2	6.8	—%
^International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	162.2	162.2	152.9	0.05%
^Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	19.5	19.5	20.0	0.01%
^Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	75.9	75.9	68.5	0.02%
^Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	19.5	19.5	17.8	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	$12.0	$12.0	$12.4	—%
^Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	11.1	11.1	10.0	—%
^National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,085.4	1,085.4	1,097.4	0.39%
^Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	6.4	6.4	6.4	—%
^HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	16.8	16.8	15.5	0.01%
^J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	58.6	58.6	54.1	0.02%
^Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	45.1	45.1	47.2	0.02%
^J Harris Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/13/2026	38.1	38.1	36.1	0.01%
^FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	255.5	255.5	272.7	0.10%
^LED Lighting Enterprises LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/13/2026	19.5	19.5	18.0	0.01%
^Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	19.5	19.5	18.1	0.01%
^Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	128.6	128.6	133.3	0.05%
^Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	120.3	120.3	127.2	0.05%
^Gator D'Lites LLC dba D'Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	19.5	19.5	17.6	0.01%
^Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	79.9	79.9	83.0	0.03%
^Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	112.5	112.5	114.9	0.04%
^Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	19.4	19.4	17.5	0.01%
^Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	35.1	35.1	31.7	0.01%
^La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	60.0	60.0	61.3	0.02%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	6.5	6.5	5.8	—%
^Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	53.8	53.8	55.0	0.02%
^Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	147.1	147.1	157.8	0.06%
^Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	226.1	226.1	212.0	0.08%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	$239.7	$239.7	$257.1	0.09%
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	170.1	170.1	182.5	0.07%
^Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	63.0	63.0	67.2	0.02%
^Atlantic Restaurant Associates LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/28/2041	254.3	254.3	269.2	0.10%
^Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,212.9	1,212.9	1,300.7	0.47%
^Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	654.1	654.1	692.2	0.25%
^Shepherd Appraisal Services LLC dba Property Damage Appraisers of Oklahoma	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	7.8	7.8	7.0	—%
^Knowledge First Inc dba Magic Years of Learning	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2026	70.6	70.6	69.1	0.02%
^Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	73.8	73.8	68.0	0.02%
^Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	77.5	77.5	70.0	0.03%
^Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	651.5	651.5	656.7	0.24%
^Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	242.2	242.2	244.4	0.09%
^McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	412.4	412.4	442.2	0.16%
^Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	48.2	48.2	43.5	0.02%
^AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	6.8	6.8	6.9	—%
^Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	19.4	19.4	17.9	0.01%
^Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	75.4	75.4	70.3	0.03%
^Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	45.7	45.7	41.2	0.01%
^Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	267.1	267.1	280.8	0.10%
^KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	49.5	49.5	51.1	0.02%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	19.2	19.2	17.3	0.01%
^Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	380.5	380.5	379.8	0.14%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	$501.0	$501.0	$520.8	0.19%
^Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	65.3	65.3	70.0	0.03%
^Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	54.9	54.9	58.8	0.02%
^Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	40.2	40.2	38.7	0.01%
^Cameo Carter, MD A Professional Corporation dba The Garden Pediatric Group	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	64.1	64.1	57.8	0.02%
^Farhad Brothers LLC dba Lulu’s Pizzeria & Family Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2026	53.6	53.6	48.3	0.02%
^Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	19.5	19.5	19.9	0.01%
^Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	965.7	965.7	977.4	0.35%
^NOSO Development, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	160.3	160.3	144.5	0.05%
^MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	9.0	9.0	8.1	—%
^Beale Street Blues Company-West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	80.1	80.1	73.8	0.03%
^Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	249.4	249.4	264.6	0.09%
^Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	17.0	17.0	16.3	0.01%
^Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	320.5	320.5	289.0	0.10%
^Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	69.4	69.4	62.6	0.02%
^Atlantis of Daytona LLC and Pierre Mamane and Eva Mamane	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2%	3/29/2041	483.3	483.3	493.3	0.18%
^Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	43.5	43.5	45.9	0.02%
^PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	42.7	42.7	40.3	0.01%
^Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	19.5	19.5	17.9	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	$48.1	$48.1	$43.3	0.02%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	106.8	106.8	101.3	0.04%
^ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	106.8	106.8	109.0	0.04%
^International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	48.4	48.4	50.1	0.02%
^Flooring Liquidators Inc and Premier Flooring Yonkers Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	42.8	42.8	43.1	0.02%
^Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	482.5	482.5	491.5	0.18%
^Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	98.2	98.2	105.3	0.04%
^growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	62.6	62.6	56.5	0.02%
^Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	476.9	476.9	432.4	0.15%
^Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	19.7	19.7	17.8	0.01%
^Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	78.1	78.1	83.2	0.03%
^ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,216.7	1,216.7	1,260.7	0.45%
^Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	42.3	42.3	38.1	0.01%
^Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	44.9	44.9	40.5	0.01%
^Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	7.5	7.5	7.4	—%
^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	18.6	18.6	18.3	0.01%
^Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	918.7	918.7	865.8	0.31%
^K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	19.2	19.2	17.3	0.01%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	47.0	47.0	48.0	0.02%
^R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	42.7	42.7	38.5	0.01%
^Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	72.5	72.5	77.1	0.03%
^HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	19.2	19.2	17.3	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	$74.7	$74.7	$68.5	0.02%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2026	94.1	94.1	92.5	0.03%
^Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	49.9	49.9	45.0	0.02%
^Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	193.4	193.4	184.3	0.07%
^Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	128.2	128.2	117.7	0.04%
^ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	9.6	9.6	8.7	—%
^State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	88.7	88.7	79.9	0.03%
^B.P.T.M. of NV LLC and Agentis Bros., LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2041	507.7	507.7	529.0	0.19%
^Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	6.9	6.9	6.2	—%
^A & A Auto Care LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2026	10.5	10.5	10.5	—%
^Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	19.2	19.2	18.4	0.01%
^Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	67.5	67.5	60.9	0.02%
^J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	6.4	6.4	5.8	—%
^Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	105.7	105.7	113.2	0.04%
^Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	7.0	7.0	6.4	—%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	45.0	45.0	45.2	0.02%
^Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	81.4	81.4	74.7	0.03%
^Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	12.7	12.7	11.6	—%
^Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	9.5	9.5	9.7	—%
^Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	16.8	16.8	15.3	0.01%
^Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	15.9	15.9	15.0	0.01%
^Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	93.0	93.0	86.2	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	$131.1	$131.1	$139.5	0.05%
^Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	44.4	44.4	40.4	0.01%
^Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	67.8	67.8	61.2	0.02%
^BER Enterprise 332 Inc dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/19/2026	19.1	19.1	17.4	0.01%
^R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	13.4	13.4	13.5	—%
^Pacific Coast Medical Group LLC dba Celebrity Laser Spa and Advanced	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/17/2026	207.7	207.7	211.9	0.08%
^B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	53.2	53.2	48.1	0.02%
^Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	278.0	278.0	268.2	0.10%
^Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	277.1	277.1	282.8	0.10%
^Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	604.3	604.3	647.6	0.23%
^Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	42.4	42.4	43.3	0.02%
^Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	18.9	18.9	19.3	0.01%
^SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	18.9	18.9	19.3	0.01%
^Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	52.6	52.6	53.2	0.02%
^Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	9.5	9.5	9.5	—%
^New Image Building Services, Inc. dba The Maids serving Oakland	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	70.0	70.0	65.6	0.02%
^Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	107.0	107.0	114.7	0.04%
^Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	65.4	65.4	70.1	0.03%
^Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	93.9	93.9	87.2	0.03%
^MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	15.6	15.6	14.2	0.01%
^Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	13.3	13.3	11.9	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	$1,042.8	$1,042.8	$941.9	0.34%
^V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	208.6	208.6	192.8	0.07%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	98.6	98.6	103.3	0.04%
^800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	232.0	232.0	241.8	0.09%
^Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	290.4	290.4	301.5	0.11%
^The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	81.6	81.6	83.2	0.03%
^Premier Athletic Center of Ohio Inc. and Gates Investments	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	781.0	781.0	805.4	0.29%
^Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	15.0	15.0	14.1	0.01%
^G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	985.9	985.9	1,055.8	0.38%
^Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	146.0	146.0	131.5	0.05%
^Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	62.5	62.5	57.6	0.02%
^Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	637.7	637.7	666.8	0.24%
^Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	56.1	56.1	51.9	0.02%
^Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	156.3	156.3	167.4	0.06%
^Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	29.0	29.0	26.5	0.01%
^Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	87.1	87.1	88.8	0.03%
^Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	9.0	9.0	8.1	—%
^New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	758.9	758.9	767.4	0.27%
^Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	62.6	62.6	61.1	0.02%
^Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	94.5	94.5	88.3	0.03%
^Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	363.0	363.0	385.1	0.14%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	$208.6	$208.6	$187.8	0.07%
^SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	417.7	417.7	431.1	0.15%
^Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	105.1	105.1	97.3	0.03%
^Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	329.4	329.4	343.3	0.12%
^DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	18.8	18.8	18.6	0.01%
^Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	13.3	13.3	13.3	—%
^AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	18.8	18.8	18.6	0.01%
^Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	44.5	44.5	47.6	0.02%
^Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	6.3	6.3	6.4	—%
^Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	83.4	83.4	77.4	0.03%
^Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	90.7	90.7	84.4	0.03%
^My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	29.5	29.5	26.6	0.01%
^LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	484.2	484.2	510.0	0.18%
^American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	281.8	281.8	297.3	0.11%
^Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	360.7	360.7	380.3	0.14%
^401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	51.0	51.0	53.2	0.02%
^Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	89.7	89.7	91.4	0.03%
^Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	14.5	14.5	14.7	0.01%
^Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	103.6	103.6	97.3	0.03%
^Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	103.4	103.4	94.9	0.03%
^DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	9.3	9.3	8.4	—%
^State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	59.8	59.8	53.9	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	$9.2	$9.2	$9.4	—%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	738.3	738.3	786.2	0.28%
^Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	74.6	74.6	68.3	0.02%
^Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	109.6	109.6	100.3	0.04%
^CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	236.0	236.0	236.3	0.08%
^S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	104.2	104.2	104.6	0.04%
^Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	605.3	605.3	648.3	0.23%
^E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	73.7	73.7	67.7	0.02%
^Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	110.3	110.3	110.9	0.04%
^JumboMarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	253.3	253.3	255.0	0.09%
^Bisson Transportation Inc dba I & R Associates and Document Secutiry	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	18.5	18.5	18.1	0.01%
^Top Cat Ready Mix, LLC, Ples Investments LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	582.9	582.9	541.8	0.19%
^Financial Network Recovery Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	32.8	32.8	29.6	0.01%
^Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	11.7	11.7	10.5	—%
^Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	71.7	71.7	64.5	0.02%
^ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	18.5	18.5	17.0	0.01%
^Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	656.1	656.1	663.4	0.24%
^SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	58.5	58.5	57.5	0.02%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	101.6	101.6	99.9	0.04%
^Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	57.9	57.9	60.1	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	$320.8	$320.8	$328.0	0.12%
^Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	136.9	136.9	149.8	0.05%
^Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	18.3	18.3	18.0	0.01%
^Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	83.7	83.7	90.5	0.03%
^RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	381.8	381.8	412.2	0.15%
^The Grasso Companies LLC and Grasso Pavement Maintenance LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	419.3	419.3	433.3	0.16%
^Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	424.5	424.5	456.2	0.16%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	921.0	921.0	989.4	0.35%
^Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	8.0	8.0	8.1	—%
^Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	12.9	12.9	14.1	0.01%
^St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	598.0	598.0	648.3	0.23%
^J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	17.1	17.1	17.7	0.01%
^Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	313.9	313.9	343.8	0.12%
^Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	59.3	59.3	64.3	0.02%
^Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	40.7	40.7	40.0	0.01%
^J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	124.0	124.0	121.9	0.04%
^Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	306.2	306.2	332.1	0.12%
^Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	156.7	156.7	166.0	0.06%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	40.6	40.6	40.6	0.01%
^IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	543.3	543.3	534.0	0.19%
^Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	12.9	12.9	12.7	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	$6.7	$6.7	$6.6	—%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	101.6	101.6	99.9	0.04%
^Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	389.9	389.9	425.8	0.15%
^FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	121.9	121.9	119.9	0.04%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	53.7	53.7	55.4	0.02%
^Veliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	41.2	41.2	40.9	0.01%
^B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	78.8	78.8	77.4	0.03%
^Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	134.0	134.0	146.7	0.05%
^Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	655.4	655.4	717.7	0.26%
^AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	348.1	348.1	372.6	0.13%
^Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	6.7	6.7	6.7	—%
^Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	17.9	17.9	17.6	0.01%
^The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,008.7	1,008.7	1,018.2	0.36%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	65.5	65.5	65.9	0.02%
^Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	12.2	12.2	12.0	—%
^Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	67.9	67.9	67.2	0.02%
^J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	90.7	90.7	98.8	0.04%
^B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	532.9	532.9	573.2	0.21%
^3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	131.3	131.3	143.3	0.05%
^God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	42.7	42.7	42.0	0.02%
^GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	138.5	138.5	149.9	0.05%
^Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	58.0	58.0	58.4	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	$68.3	$68.3	$67.4	0.02%
^LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	99.8	99.8	101.5	0.04%
^Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	52.5	52.5	52.6	0.02%
^Beale Street Blues Company-West Palm Beach LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	52.9	52.9	52.7	0.02%
^Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	78.9	78.9	79.7	0.03%
^Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	18.0	18.0	17.7	0.01%
^Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	51.3	51.3	50.4	0.02%
^Murrayville Donuts, Inc dba Dunkin' Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	332.7	332.7	357.9	0.13%
^Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	79.2	79.2	80.0	0.03%
^Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	232.0	232.0	236.4	0.08%
^Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	42.8	42.8	45.7	0.02%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	223.0	223.0	222.3	0.08%
^Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	59.4	59.4	60.6	0.02%
^BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	202.3	202.3	219.1	0.08%
^Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	12.6	12.6	12.4	—%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	258.5	258.5	265.3	0.09%
^Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	267.1	267.1	263.8	0.09%
^CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	129.1	129.1	139.1	0.05%
^Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	361.7	361.7	390.9	0.14%
^TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	18.0	18.0	18.9	0.01%
^SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	52.4	52.4	51.5	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	$17.8	$17.8	$17.5	0.01%
^Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.53%	6/25/2040	1,161.9	1,161.9	1,250.8	0.45%
^Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	234.6	234.6	249.6	0.09%
^Evinger PA One, Inc. dba Postal Annex	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	17.8	17.8	17.8	0.01%
^Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	525.2	525.2	574.6	0.21%
^RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	17.6	17.6	17.3	0.01%
^Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	42.1	42.1	43.4	0.02%
^PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	11.8	11.8	11.6	—%
^KRN Logistics, LLC and Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	441.7	441.7	444.4	0.16%
^Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	48.5	48.5	47.6	0.02%
^Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	6.75%	6/17/2025	361.9	361.9	373.3	0.13%
^AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	82.6	82.6	90.1	0.03%
^Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	103.2	103.2	101.3	0.04%
^Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	132.1	132.1	139.0	0.05%
^Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	92.2	92.2	90.5	0.03%
^Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	276.3	276.3	302.3	0.11%
^Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	53.5	53.5	58.6	0.02%
^Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	9.2	9.2	8.9	—%
^Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	12.4	12.4	12.2	—%
^ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	49.1	49.1	48.6	0.02%
^Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	86.2	86.2	94.3	0.03%
^Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	98.9	98.9	97.4	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	$6.5	$6.5	$6.4	—%
^Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	7.1	7.1	7.0	—%
^God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	11.1	11.1	11.5	—%
^Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	165.4	165.4	179.9	0.06%
^Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	17.3	17.3	17.0	0.01%
^Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	564.8	564.8	559.1	0.20%
^15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	244.3	244.3	261.5	0.09%
^Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	51.0	51.0	50.2	0.02%
^George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	102.3	102.3	100.5	0.04%
^South Park Properties LLC and Midlothian Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	160.9	160.9	176.1	0.06%
^Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	95.7	95.7	101.0	0.04%
^Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	77.0	77.0	84.2	0.03%
^Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	11.7	11.7	11.5	—%
^Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	16.1	16.1	16.1	0.01%
^Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	16.4	16.4	16.1	0.01%
^Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	17.5	17.5	17.2	0.01%
^Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	34.5	34.5	33.9	0.01%
^Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	69.8	69.8	75.4	0.03%
^Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	707.0	707.0	754.3	0.27%
^HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	218.9	218.9	225.4	0.08%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	$405.9	$405.9	$432.1	0.15%
^Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	96.2	96.2	96.9	0.03%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	77.9	77.9	80.3	0.03%
^Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	285.7	285.7	312.3	0.11%
^Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	981.0	981.0	1,044.4	0.37%
^Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	953.2	953.2	934.6	0.33%
^Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	82.0	82.0	83.1	0.03%
^Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	0.2	0.2	0.2	—%
^Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	51.1	51.1	55.7	0.02%
^Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	17.3	17.3	17.0	0.01%
^Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	766.8	766.8	837.6	0.30%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	9.2	9.2	9.1	—%
^Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	106.5	106.5	116.4	0.04%
^Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	40.7	40.7	43.9	0.02%
^R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	80.9	80.9	88.4	0.03%
^MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	152.2	152.2	163.6	0.06%
^Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	86.4	86.4	93.4	0.03%
^BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	163.3	163.3	177.4	0.06%
^Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	181.5	181.5	195.2	0.07%
^Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	8.7	8.7	8.9	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	$48.2	$48.2	$47.4	0.02%
^Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,192.7	1,192.7	1,304.0	0.47%
^Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	50.3	50.3	51.9	0.02%
^Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	9.5	9.5	9.3	—%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	58.6	58.6	62.9	0.02%
^Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	56.6	56.6	56.9	0.02%
^Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	162.2	162.2	174.2	0.06%
^740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	465.4	465.4	508.8	0.18%
^Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	62.7	62.7	67.7	0.02%
^DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	212.7	212.7	227.7	0.08%
^Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	62.4	62.4	61.7	0.02%
^Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	62.9	62.9	62.3	0.02%
^Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	11.3	11.3	11.7	—%
^Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	5.1	5.1	5.0	—%
^Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	125.4	125.4	136.6	0.05%
^Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	85.4	85.4	88.0	0.03%
^Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	168.9	168.9	173.2	0.06%
^FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	232.5	232.5	248.1	0.09%
^First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	219.1	219.1	223.1	0.08%
^Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,133.8	1,133.8	1,238.7	0.44%
^The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	499.2	499.2	531.5	0.19%
^401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	450.4	450.4	489.3	0.18%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	$470.8	$470.8	$514.3	0.18%
^Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	190.6	190.6	208.2	0.07%
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	140.2	140.2	139.8	0.05%
^MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	35.7	35.7	35.3	0.01%
^B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	50.6	50.6	55.3	0.02%
^The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	934.1	934.1	918.0	0.33%
^Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	129.0	120.3	132.8	0.05%
^B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	154.8	154.8	166.0	0.06%
^All American Games, LLC and Sportslink - The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	299.0	299.0	298.9	0.11%
^Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	130.4	130.4	139.3	0.05%
^The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	40.8	40.8	40.7	0.01%
^Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	141.5	141.5	152.1	0.05%
^DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	9.8	9.8	10.1	—%
^Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	162.8	162.8	160.3	0.06%
^Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	31.1	31.1	30.4	0.01%
^J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	562.4	562.4	554.8	0.20%
^DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	112.7	112.7	122.4	0.04%
^MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	52.2	52.2	53.0	0.02%
^Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	0.7	0.7	0.7	—%
^Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	449.3	449.3	487.1	0.17%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	$147.0	$147.0	$159.9	0.06%
^Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	84.9	84.9	91.3	0.03%
^Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	83.6	83.6	89.3	0.03%
^One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	15.1	15.1	14.7	0.01%
^DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	95.4	95.4	103.9	0.04%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	137.2	137.2	136.6	0.05%
^Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,188.9	1,188.9	1,298.9	0.47%
^Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	56.3	56.3	60.9	0.02%
^Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	68.1	68.1	69.7	0.02%
^Michael Rey Jr. and Lynn J. Williams and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	116.1	116.1	126.2	0.05%
^Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	38.9	38.9	40.1	0.01%
^Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	239.4	239.4	262.8	0.09%
^Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	93.6	93.6	103.4	0.04%
^Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	305.3	305.3	337.3	0.12%
^The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	489.6	489.6	540.8	0.19%
^Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	53.8	53.8	59.5	0.02%
^Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	16.3	16.3	16.7	0.01%
^North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	149.2	149.2	164.4	0.06%
^6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	432.6	432.6	472.9	0.17%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	$22.7	$22.7	$23.1	0.01%
^Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	136.2	136.2	150.5	0.05%
^Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	42.1	42.1	42.9	0.02%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	201.1	201.1	206.2	0.07%
^Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	400.5	400.5	441.2	0.16%
^Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	457.0	457.0	465.5	0.17%
^B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	58.0	58.0	59.0	0.02%
^Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	37.6	37.6	38.4	0.01%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	859.0	859.0	948.8	0.34%
^Lamjam LLC and Goldsmith Lambros Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	98.6	98.6	102.1	0.04%
^Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	19.0	19.0	19.3	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	86.7	86.7	89.1	0.03%
^Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	48.2	48.2	52.9	0.02%
^Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	89.2	89.2	90.8	0.03%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	136.3	136.3	150.5	0.05%
^Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	176.7	176.7	195.1	0.07%
^Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	677.8	677.8	747.8	0.27%
^AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	38.9	38.9	39.7	0.01%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	279.7	279.7	287.3	0.10%
^575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	20.1	20.1	22.2	0.01%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	139.9	139.9	154.5	0.06%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	$95.3	$95.3	$104.9	0.04%
^AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	194.4	194.4	214.5	0.08%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	70.1	70.1	72.5	0.03%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	587.9	587.9	642.6	0.23%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	816.2	816.2	900.7	0.32%
^FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	299.6	299.6	329.6	0.12%
^JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	132.6	132.6	146.0	0.05%
^Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	445.4	445.4	490.1	0.18%
^Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	217.3	217.3	239.0	0.09%
^510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D'urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	251.4	251.4	260.1	0.09%
^Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	856.7	856.7	945.4	0.34%
^Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	42.6	42.6	44.1	0.02%
^NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	61.3	61.3	67.6	0.02%
^Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	87.5	87.5	96.6	0.03%
^Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	15.8	15.8	16.1	0.01%
^Long Island Barber Institute Inc	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	51.7	51.7	56.8	0.02%
^CJR LLC and PowerWash Plus, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	36.8	36.8	38.0	0.01%
^Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	15.6	15.6	16.1	0.01%
^Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	90.7	90.7	92.4	0.03%
^EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	13.4	13.4	13.7	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	$41.7	$41.7	$42.4	0.02%
^Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	154.0	154.0	168.9	0.06%
^The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	84.2	84.2	92.6	0.03%
^AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	100.9	100.9	111.4	0.04%
^Gerami Realty, LC Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	61.7	61.7	64.8	0.02%
^Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	19.3	19.3	21.3	0.01%
^Island Wide Realty LLC and Long Island Partners, Inc. dba Realty Execu	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	96.3	96.3	106.3	0.04%
^Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	127.9	127.9	130.5	0.05%
^1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	126.6	126.6	139.4	0.05%
^Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	114.2	114.2	116.9	0.04%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	85.8	85.8	93.9	0.03%
^Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	415.5	415.5	457.3	0.16%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	94.6	94.6	103.6	0.04%
^Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	479.6	479.6	493.9	0.18%
^Kemmer, LLC and Pitts Package Store, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	108.9	108.9	118.8	0.04%
^Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	117.4	117.4	129.1	0.05%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	402.7	402.7	442.7	0.16%
^Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	135.1	135.1	148.1	0.05%
^636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	72.6	72.6	80.0	0.03%
^Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	102.7	102.7	113.2	0.04%
^Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	18.7	18.7	19.3	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^SE Properties 39 Old Route 146, LLC SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	$378.7	$378.7	$417.6	0.15%
^Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	201.6	201.6	220.6	0.08%
^Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	862.9	862.9	907.7	0.33%
^Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	206.8	206.8	228.1	0.08%
^Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	145.8	145.8	160.3	0.06%
^R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	385.8	385.8	423.5	0.15%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	235.5	235.5	242.1	0.09%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	198.2	198.2	217.3	0.08%
^952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	195.0	195.0	213.8	0.08%
^Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	107.0	107.0	110.5	0.04%
^96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	131.9	131.9	145.5	0.05%
^JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	188.0	188.0	191.8	0.07%
^Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	56.5	56.5	57.7	0.02%
^986 Dixwell Avenue Holding Company, LLC and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	92.0	92.0	101.1	0.04%
^Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	119.3	119.3	131.4	0.05%
^JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	96.2	96.2	98.5	0.04%
^Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	14.4	14.4	14.9	0.01%
^Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	575.7	575.7	605.3	0.22%
^Nutmeg North Associates LLC Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	844.3	844.3	924.7	0.33%
^Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	299.3	299.3	327.6	0.12%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	$153.4	$153.4	$161.8	0.06%
^Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	203.8	203.8	224.3	0.08%
^Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	81.8	81.8	90.1	0.03%
^PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	510.8	510.8	560.0	0.20%
^TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	373.1	373.1	409.3	0.15%
^TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	12.2	12.2	12.5	—%
^920 CHR Realty LLC and V. Garofalo Carting Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	384.7	384.7	423.8	0.15%
^DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	127.7	127.7	140.6	0.05%
^Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	95.9	95.9	104.7	0.04%
^Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	259.5	259.5	265.8	0.10%
^BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	70.2	70.2	77.2	0.03%
^Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	43.5	43.5	44.3	0.02%
^Wallace Holdings LLC GFA International Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	80.6	80.6	81.5	0.03%
^AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	10.0	10.0	10.2	—%
^Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	29.7	29.7	30.2	0.01%
^Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	48.6	48.6	49.5	0.02%
^Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	3.0	3.0	3.1	—%
^Polpo Realty, LLC and Polpo Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	57.2	57.2	63.0	0.02%
^Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	867.8	867.8	951.3	0.34%
^Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	126.2	126.2	138.7	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	$546.7	$546.7	$597.5	0.21%
^Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	28.1	28.1	29.0	0.01%
^1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	195.1	195.1	214.6	0.08%
^New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	212.0	212.0	216.3	0.08%
^Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	132.1	132.1	136.2	0.05%
^Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	225.6	225.6	247.0	0.09%
^Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	56.0	56.0	57.1	0.02%
^First Steps Real Estate Company, LLC and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	89.2	89.2	98.6	0.04%
^Lenoir Business Partners LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	269.7	269.7	298.5	0.11%
^LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	110.1	110.1	121.9	0.04%
^Discount Wheel and Tire of Broken Bow Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	204.5	204.5	226.1	0.08%
^Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	315.3	315.3	349.2	0.13%
^Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	306.2	306.2	338.7	0.12%
^Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	692.2	692.2	765.4	0.27%
^Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	91.4	91.4	101.2	0.04%
^Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	423.7	423.7	469.2	0.17%
^Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	46.8	46.8	51.8	0.02%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	83.0	83.0	91.8	0.03%
^Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	7.6	7.6	7.9	—%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	245.6	245.6	271.7	0.10%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	$29.4	$29.4	$30.3	0.01%
^Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	102.6	102.6	113.5	0.04%
^Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	10.3	10.3	10.6	—%
^Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	104.9	104.9	108.0	0.04%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	43.5	43.5	46.0	0.02%
^The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	274.9	274.9	282.9	0.10%
^Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	113.5	113.5	125.6	0.04%
^Alma J. and William R. Walton and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	36.1	36.1	40.0	0.01%
^B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	34.2	34.2	35.1	0.01%
^Schmaltz Holdings, LLC and Schmaltz Operations, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	203.6	203.6	225.1	0.08%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	81.3	81.3	84.0	0.03%
^IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	429.2	429.2	442.2	0.16%
^ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	340.7	340.7	352.1	0.13%
^Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	27.0	27.0	27.9	0.01%
^Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	117.1	117.1	120.3	0.04%
^RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	50.5	50.5	52.2	0.02%
^JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	12.0	12.0	12.4	—%
^Island Nautical Enterprises, Inc. and Ingwall Holdings, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	316.2	316.2	349.4	0.13%
^Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	14.1	14.1	14.5	0.01%
^Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	173.2	173.2	191.5	0.07%
^Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	7.3	7.3	7.6	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	$84.8	$84.8	$93.8	0.03%
^Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	2.2	2.2	2.4	—%
^Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	54.2	54.2	56.0	0.02%
^Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	33.1	33.1	34.0	0.01%
^Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	27.6	27.6	28.4	0.01%
^GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	88.6	88.6	98.0	0.04%
^JRA Holdings LLC Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	108.4	108.4	119.9	0.04%
^2161 Highway 6 Trail, LLC and R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	647.2	647.2	678.9	0.24%
^Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	682.7	682.7	723.4	0.26%
^KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	209.1	209.1	214.7	0.08%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	826.0	826.0	913.9	0.33%
^Willowbrook Properties LLC and Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	169.2	169.2	187.0	0.07%
^Absolute Desire LLC and Mark H. Szierer Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	171.1	171.1	188.9	0.07%
^RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	111.6	111.6	114.6	0.04%
^Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	38.6	38.6	39.8	0.01%
^Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	29.3	29.3	30.0	0.01%
^PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	498.1	498.1	550.2	0.20%
^Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	58.9	58.9	60.4	0.02%
^Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	136.1	136.1	140.3	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	$47.2	$47.2	$48.5	0.02%
^1258 Hartford TPKE, LLC and Phelps and Sons, Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	112.5	112.5	124.1	0.04%
^Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	430.1	430.1	475.5	0.17%
^MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	303.7	303.7	334.9	0.12%
^A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	297.9	297.9	329.0	0.12%
^Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	208.4	208.4	220.6	0.08%
^American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	485.1	485.1	535.3	0.19%
^Michael A. and HeatherR. Welsch dba Art & Frame Etc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	60.9	60.9	67.3	0.02%
^M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	197.4	197.4	203.2	0.07%
^Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	46.4	46.4	47.6	0.02%
^J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	110.8	110.8	114.2	0.04%
^Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	32.9	32.9	33.9	0.01%
^Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	300.1	300.1	308.7	0.11%
^Golden Gate Lodging LLC	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	103.8	103.8	114.6	0.04%
^Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	60.2	60.2	61.7	0.02%
^River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	432.8	432.8	477.8	0.17%
^Osceola River Mill, LLC and Ironman Machine, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	77.7	77.7	85.8	0.03%
^Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	46.0	46.0	50.8	0.02%
^Retain Loyalty LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	95.7	95.7	105.7	0.04%
^Outcome Driven Innovation, Inc. dba ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	48.2	48.2	49.4	0.02%
^Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	112.7	112.7	124.6	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	$8.7	$8.7	$8.9	—%
^MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	232.1	232.1	256.2	0.09%
^Sherill Universal City dba Golden Corral LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	397.4	397.4	438.7	0.16%
^Macho LLC and Madelaine Chocolate Novelties Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	450.7	450.7	497.7	0.18%
^Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	54.6	54.6	55.9	0.02%
^Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	31.6	31.6	33.3	0.01%
^John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	287.6	287.6	295.9	0.11%
^Polpo Realty LLC and Polpo Restaurant LLC dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	465.6	465.6	514.2	0.18%
^Martin L Hopp, MD PHD A Medical Corp dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	36.9	36.9	37.8	0.01%
^Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	293.4	293.4	308.9	0.11%
^Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	125.2	125.2	128.6	0.05%
^Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	258.0	258.0	284.8	0.10%
^Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	204.2	204.2	225.5	0.08%
^D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	5.4	5.4	5.5	—%
^Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	165.8	165.8	183.0	0.07%
^DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	33.3	33.3	34.3	0.01%
^U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	86.1	86.1	95.1	0.03%
^Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	150.7	150.7	154.7	0.06%
^R & J Petroleum LLC and Manar USA, Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	161.0	161.0	177.8	0.06%
^St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	11.8	11.8	12.2	—%
^Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	12.2	12.2	12.5	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	$239.2	$239.2	$263.4	0.09%
^Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	100.0	100.0	102.3	0.04%
^LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	617.8	617.8	683.8	0.24%
^University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	40.5	40.5	41.7	0.01%
^Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	164.9	164.9	182.4	0.07%
^O'Rourkes Diner LLC dba O'Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	58.3	58.3	64.5	0.02%
^AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	8.6	8.6	8.9	—%
^New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	253.9	253.9	280.6	0.10%
^Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	320.1	320.1	354.2	0.13%
^Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	55.4	55.4	57.0	0.02%
^Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	7.6	7.6	7.8	—%
^Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	254.9	254.9	281.7	0.10%
^WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	79.9	79.9	82.9	0.03%
^Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	736.2	736.2	756.1	0.27%
^Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	61.6	61.6	68.1	0.02%
^KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	25.2	25.2	25.8	0.01%
^Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	10.2	10.2	10.5	—%
^ALF, LLC Mulit-Service Eagle Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	55.5	55.5	61.3	0.02%
^Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	15.3	15.3	15.7	0.01%
^Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	250.1	250.1	276.5	0.10%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	$11.2	$11.2	$11.5	—%
^Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	336.1	336.1	371.6	0.13%
^Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	4.0	4.0	4.1	—%
^Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	273.7	273.7	281.1	0.10%
^Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	4.8	4.8	4.9	—%
^Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	187.0	187.0	201.3	0.07%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	88.0	88.0	90.0	0.03%
^Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	661.0	661.0	730.1	0.26%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	2,623.4	2,623.4	2,897.8	1.04%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	708.2	708.2	726.4	0.26%
^Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	76.1	76.1	80.5	0.03%
^Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	835.8	835.8	880.8	0.32%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	580.2	580.2	610.9	0.22%
^J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	440.0	440.0	485.5	0.17%
^K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	33.6	33.6	34.3	0.01%
^15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	112.2	112.2	114.8	0.04%
^M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	133.8	133.8	136.8	0.05%
^Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	140.3	140.3	143.7	0.05%
^MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	61.3	61.3	62.8	0.02%
^K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	26.6	26.6	27.1	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^28 Cornelia Street Properties, LLC and Zouk, Ltd.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	$9.8	$9.8	$10.0	—%
^39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	72.0	72.0	79.5	0.03%
^Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	130.0	130.0	133.0	0.05%
^PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	119.2	119.2	131.6	0.05%
^39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	24.5	24.5	27.0	0.01%
^Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	451.6	451.6	462.0	0.17%
^Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	26.9	26.9	27.5	0.01%
^Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	14.1	14.1	15.6	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	74.4	74.4	76.2	0.03%
^Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	115.3	115.3	127.3	0.05%
^Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	36.6	36.6	40.4	0.01%
^A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	88.0	88.0	97.3	0.03%
^LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	66.4	66.4	73.4	0.03%
^MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	215.3	215.3	237.6	0.09%
^Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	38.6	38.6	42.6	0.02%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	301.8	301.8	333.0	0.12%
^Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	219.7	219.7	242.4	0.09%
^Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	11.4	11.4	11.7	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	$395.6	$395.6	$436.6	0.16%
^Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	17.7	17.7	18.1	0.01%
^Demand Printing Solutions, Inc. and MLM Enterprises, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	6.4	6.4	6.6	—%
^Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	82.1	82.1	83.9	0.03%
^Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	108.8	108.8	120.1	0.04%
^Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	113.8	113.8	125.6	0.04%
^Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	13.2	13.2	14.5	0.01%
^Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	21.5	21.5	21.9	0.01%
^Key Products I&II, Inc. dba Dunkin' Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	57.4	57.4	58.6	0.02%
^Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	30.0	30.0	31.0	0.01%
^SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	52.0	52.0	57.3	0.02%
^Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	26.3	26.3	29.0	0.01%
^Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	96.0	96.0	105.9	0.04%
^Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	2.5	2.5	2.6	—%
^Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	1,316.8	1,334.5	1,450.1	0.52%
^Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	23.4	23.4	25.7	0.01%
^Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	70.6	70.6	73.2	0.03%
^Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	22.6	22.6	23.0	0.01%
^Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	28.6	28.6	31.5	0.01%
^West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	125.4	125.4	138.1	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	$6.1	$6.1	$6.2	—%
^Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	190.5	190.5	209.6	0.08%
^Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	27.5	27.5	27.9	0.01%
^Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	64.9	64.9	66.0	0.02%
^Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	5.7	5.7	5.8	—%
^Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	41.9	41.9	46.1	0.02%
^Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	206.0	206.0	226.6	0.08%
^California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	56.5	56.5	57.5	0.02%
^DDLK Investments LLC dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	1.3	1.3	1.4	—%
^Members Only Software, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	12.1	12.1	12.3	—%
^ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	14.5	14.5	14.7	0.01%
^I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	62.3	62.3	68.4	0.02%
^Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	8.4	8.4	8.5	—%
^CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	6.0	6.0	6.0	—%
^Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	79.3	79.3	87.1	0.03%
^B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	175.8	175.8	193.2	0.07%
^M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	27.4	27.4	27.9	0.01%
^Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	35.1	35.1	37.4	0.01%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.7	1.7	1.8	—%
^ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	2.2	2.2	2.2	—%
^Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	10.4	10.4	10.6	—%
^M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	55.3	55.3	56.1	0.02%
^New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	0.5	0.5	0.5	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	$1.6	$1.6	$1.7	—%
^Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	34.9	34.9	38.3	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	25.0	25.0	26.0	0.01%
^David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	2.0	2.0	2.0	—%
^KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	47.7	47.7	52.3	0.02%
^Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	2.2	2.2	2.2	—%
^Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	120.1	120.1	131.8	0.05%
^Rover Repairs	Repair and Maintenance	Term Loan	Prime plus 2.5%	11/28/2029	50.7	35.4	53.6	0.02%
^Supreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	42.2	42.2	42.6	0.02%
^Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	4.8	4.8	4.9	—%
^Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	1.4	1.4	1.4	—%
^The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	8.7	8.7	8.8	—%
^Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	0.4	0.4	0.4	—%
^CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	6.3	6.3	6.3	—%
^D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	48.4	48.4	52.3	0.02%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	8/31/2019	67.7	67.7	68.4	0.02%
^Zog Inc.	Other Information Services	Term Loan	6%	3/17/2020	44.4	44.4	45.1	0.02%
^Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2020	30.3	30.3	30.7	0.01%
^All American Printing Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	36.3	36.3	39.5	0.01%
^Connect Litigation Technology, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2%	10/18/2025	24.6	17.2	25.1	0.01%
^1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	11.7	11.7	12.7	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	$169.2	$169.2	$175.5	0.06%
^Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	28.9	28.9	30.3	0.01%
^Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	170.5	170.5	180.1	0.06%
^Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	12/31/2018	26.5	26.5	26.7	0.01%
^Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	64.3	64.3	68.3	0.02%
^Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	8.5	8.5	9.1	—%
^Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	2.9	2.9	3.1	—%
^Mogas Limited	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2030	68.7	48.0	73.8	0.03%
^Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	60.7	60.7	65.3	0.02%
^Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	8.4	8.4	9.1	—%
^Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	12.8	12.8	13.4	—%
^Patricia Hughes Jones, MD PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2020	3.3	2.3	3.3	—%
^Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	2.6	2.6	2.7	—%
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	15.3	15.3	16.0	0.01%
^McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	10.7	10.7	11.5	—%
^Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	8.0	8.0	8.3	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	65.2	65.2	67.2	0.02%
^West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	818.8	818.8	861.8	0.31%
^Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	24.1	24.1	25.0	0.01%
^Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	15.7	15.7	16.4	0.01%
^Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	16.1	16.1	17.1	0.01%
^Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	39.5	39.5	41.8	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	$6.6	$6.6	$6.8	—%
^RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	5.8	5.8	5.9	—%
^Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	7.7	7.7	7.9	—%
^Ralph Werner dba Werner Transmission Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	1.8	1.8	1.9	—%
^Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	29.1	29.1	30.2	0.01%
^OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	3.2	3.2	3.3	—%
^CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	26.5	26.5	27.2	0.01%
^Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	4.3	4.3	4.5	—%
^Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	10.3	10.3	10.6	—%
^Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	24.1	24.1	24.7	0.01%
^Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	22.2	22.2	22.8	0.01%
^LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	35.6	35.6	36.5	0.01%
^Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	5.9	5.9	6.1	—%
^Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	16.8	16.8	17.1	0.01%
^Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	25.6	25.6	26.2	0.01%
^Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	5.3	5.3	5.4	—%
^Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	11.5	11.5	11.7	—%
^Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	2.9	2.9	2.9	—%
^Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	38.2	38.2	39.0	0.01%
^Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	2.9	2.9	3.0	—%
^Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	8.9	8.9	9.2	—%
^Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	9.4	9.4	9.7	—%
^P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	6.5	6.5	6.6	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	$4.7	$4.7	$4.8	—%
Total Performing SBA Unguaranteed Investments					$276,031.4	$275,996.0	$279,269.4	100.00%
Non-Performing SBA Unguaranteed Investments(3)
*^200 North 8th Street Associates LLC and Enchanted Acres	Food Manufacturing	Term Loan	6.25%	5/4/2028	469.3	469.3	314.9	0.11%
*^214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	6%	11/29/2037	81.7	81.7	—	—%
*^Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	6.75%	11/25/2040	68.4	68.4	2.8	—%
*Alive Design, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/13/2027	21.3	21.3	12.8	—%
*^Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	6.25%	9/18/2040	34.7	34.7	1.4	—%
*^Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	380.5	380.5	377.0	0.13%
*^AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.7	305.7	—	—%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.8	34.8	—	—%
*^B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	14.6	14.6	14.1	0.01%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.4	177.4	98.0	0.04%
*^Fieldstone Quick Stop LLC Barber Investments LLC Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	407.3	407.3	5.8	—%
*^Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar	Gasoline Stations	Term Loan	6.25%	8/15/2039	146.3	146.3	—	—%
*Bone Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	73.4	73.4	64.7	0.02%
*^Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	6.75%	2/27/2025	811.7	811.7	441.9	0.16%
*Calhoun Satellite Communications, Inc.	Telecommunications	Term Loan	7%	12/2/2026	189.1	189.1	113.6	0.04%
*^Central Ohio Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	90.5	90.5	46.7	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Chickamauga Properties, Inc., and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	$59.0	$59.0	$58.1	0.02%
*^Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.5	43.5	—	—%
*^CLU Amboy, LLC and Amboy Group, LLC dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	475.7	475.7	471.4	0.17%
*^CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	6.75%	5/20/2026	166.1	166.1	158.5	0.06%
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	269.2	269.2	230.7	0.08%
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	94.3	94.3	—	—%
*^D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	6.5%	12/16/2025	81.2	81.2	53.5	0.02%
*^Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	0.3	0.3	0.3	—%
*^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/31/2035	126.0	126.0	122.1	0.04%
*^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/29/2023	64.8	64.8	62.8	0.02%
*^Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	78.4	78.4	0.9	—%
*^DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	54.8	54.8	45.1	0.02%
*^E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	4,720.2	4,842.7	2,331.7	0.83%
*^Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	0.1	0.1	0.1	—%
*^ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	6.75%	4/25/2024	273.8	273.8	—	—%
*^ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	6.75%	12/11/2025	32.8	32.8	—	—%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	314.3	314.3	26.4	0.01%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	73.4	73.4	—	—%
*^Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	12.1	12.1	9.4	—%
*^EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	86.4	86.4	8.0	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/30/2022	$233.5	$233.5	$5.6	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	4/25/2022	157.8	157.8	—	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/27/2023	13.3	13.3	—	—%
*^Gino Italian American Deli and Meat Market Inc	Food and Beverage Stores	Term Loan	7%	7/25/2041	529.0	529.0	504.8	0.18%
*^Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	19.0	19.0	18.1	0.01%
*Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	9/30/2019	179.0	179.0	174.2	0.06%
*Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	465.2	465.2	25.7	0.01%
*^Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	6.25%	6/30/2026	474.6	474.6	41.0	0.01%
*^Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	7%	3/26/2024	107.7	107.7	66.1	0.02%
*^Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	6.5%	9/25/2025	198.6	198.6	64.3	0.02%
*^Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	58.8	58.8	45.1	0.02%
*^J And G Group Services LLC and United Vending of Florida Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	7/28/2026	29.6	29.6	28.2	0.01%
*^J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	628.4	628.4	76.4	0.03%
*^J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	6.25%	3/3/2039	130.6	130.6	62.1	0.02%
*^J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	6.5%	2/27/2025	80.0	80.0	18.5	0.01%
*^Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	7%	10/23/2025	43.7	43.7	41.7	0.01%
*Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	98.8	98.8	9.5	—%
*^Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	6.25%	10/29/2039	11.1	11.1	—	—%
*^Kids at Heart, LLC dba Monster Mini Golf	Amusement, Gambling, and Recreation Industries	Term Loan	6.75%	9/22/2026	21.0	21.0	10.8	—%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.5	—%
*^Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	6.25%	11/15/2038	366.8	366.8	350.0	0.13%
*Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	6.25%	10/23/2025	54.7	54.7	52.2	0.02%
*^Las Casuelas Del Este Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2041	791.6	791.6	385.2	0.14%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	$65.7	$65.7	$24.7	0.01%
*^LE & JS dba Laredo Mercado Y Carniceria	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/13/2026	18.5	18.5	3.2	—%
*^Lone Star Hardware and Home Decor, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/29/2027	70.8	70.8	66.5	0.02%
*^Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	3/24/2041	162.5	162.5	155.0	0.06%
*^Luv 2 Play Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/12/2026	60.8	60.8	59.0	0.02%
*^M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	12.0	12.0	9.4	—%
*^Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	124.9	124.9	108.7	0.04%
*^Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	7%	11/25/2025	19.6	19.6	1.5	—%
*^Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.0	725.0	330.3	0.12%
*^Morris Glass and Construction Inc	Specialty Trade Contractors	Term Loan	6%	3/7/2021	465.1	480.9	89.4	0.03%
*Municipal Hydro Sevices Inc.	Rental and Leasing Services	Term Loan	7%	3/30/2027	225.7	225.7	7.3	—%
*New England Country Day School, Inc. and Thomas D. Walker	Social Assistance	Term Loan	Prime plus 2.75%	3/28/2042	360.2	360.2	300.8	0.11%
*^New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	6/19/2025	97.5	97.5	61.1	0.02%
*^Colts V LLC and Nowatzke Service Center, Inc	Repair and Maintenance	Term Loan	6.75%	9/26/2039	577.6	577.6	559.8	0.20%
*^Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	7%	1/29/2026	96.9	96.9	94.0	0.03%
*Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Global	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2026	606.9	606.9	288.3	0.10%
*^Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Service	Heavy and Civil Engineering Construction	Term Loan	7%	9/28/2041	399.1	399.1	345.4	0.12%
*^Planet Verte, LLC dba Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	6.75%	9/20/2020	16.4	16.4	15.9	0.01%
*^Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	100.3	100.3	95.7	0.03%
*Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	131.8	131.8	4.1	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	$136.9	$136.9	$130.6	0.05%
*^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	7%	11/12/2025	19.6	19.6	18.7	0.01%
*^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	119.0	119.0	113.5	0.04%
*^ReNew Interior Surface Cleaning LLC dba Randy’s Carpet Care and Uphols	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2026	10.8	10.8	—	—%
*^Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	536.4	536.4	314.2	0.11%
*^Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	6.75%	7/25/2022	32.1	32.1	31.1	0.01%
*^Shaffer Automotive Repair, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/24/2030	133.5	133.5	112.6	0.04%
*^Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	6.25%	12/20/2032	8.0	8.0	—	—%
*^Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	45.0	45.0	42.3	0.02%
*^Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	6.75%	2/7/2024	697.1	697.1	352.3	0.13%
*^Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	20.3	20.3	19.9	0.01%
*^STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	—	—%
*^Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	54.8	54.8	—	—%
*^Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	111.8	111.8	40.8	0.01%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	111.2	111.2	—	—%
*^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	130.3	130.3	106.8	0.04%
*^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	6/17/2026	204.5	204.5	—	—%
*^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/7/2026	95.2	95.2	46.2	0.02%
*^The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/12/2026	19.3	19.3	18.4	0.01%
*^Tim’s Tire & Automotive Center, LLC	Support Activities for Transportation	Term Loan	7%	8/16/2026	768.3	768.3	376.4	0.13%
*^Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	6.75%	11/16/2021	34.3	34.3	33.3	0.01%
*Transmission Solutions Group, Inc. and Calhoun Satellite Communication	Telecommunications	Term Loan	7%	12/2/2041	141.3	141.3	84.0	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Webb Eye Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/19/2027	$72.4	$72.4	$69.1	0.02%
*^Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	6%	4/29/2024	56.6	56.6	—	—%
*^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	12/23/2024	149.3	149.3	—	—%
*^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	4/3/2029	134.5	134.5	—	—%
*^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	6/30/2024	38.9	38.9	37.7	0.01%
*^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	7/3/2024	138.3	138.3	—	—%
*^Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	45.0	45.0	42.2	0.02%
Total Non-Performing Unguaranteed SBA Investments					$23,469.8	$23,608.1	$11,667.9	4.18%
Total Unguaranteed SBA Investments					$299,501.2	$299,604.1	$290,937.3	104.18%
Performing SBA Guaranteed Investments(4)
Beale Street Blues Company Inc. dba Beatle Street Blues Company, Inc.	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	2,577.8	2,577.8	2,912.9	1.04%
Blue Lagoon Resort, LLC dba Hill View Cottages	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	3/28/2043	1,980.0	1,980.0	2,242.4	0.80%
Gorilla Warfare LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2028	90.1	90.1	99.8	0.04%
Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2028	374.3	374.3	414.7	0.15%
Anderson Farms Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	3/30/2043	3,436.5	3,436.5	3,876.4	1.39%
Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2028	2,940.0	2,940.0	3,237.7	1.16%
TrialHawk Litigation Group LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/30/2043	810.0	810.0	921.4	0.33%
Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/30/2043	363.8	363.8	413.9	0.15%
Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2028	294.8	294.8	326.6	0.12%
Medical Plaza of Boro Park PC	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/30/2028	1,894.5	1,894.5	2,091.5	0.75%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	$254.9	$254.9	$289.0	0.10%
Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	339.8	339.8	385.3	0.14%
House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	401.5	401.5	454.9	0.16%
AP6 LLC and Amishp LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	319.6	319.6	362.1	0.13%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	787.3	787.3	893.5	0.32%
Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	442.2	442.2	502.2	0.18%
Beacon Brewing LLC and C' Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	222.7	222.7	252.9	0.09%
Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	141.6	141.6	156.5	0.06%
Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	59.0	59.0	65.2	0.02%
DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	77.2	77.2	85.4	0.03%
De La Vega LLC dba De La Vega Deland and De La Vega Oviedo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2028	149.8	149.8	165.9	0.06%
Urban Fitness Group LLC dba Crunch Fitness Group LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2028	309.1	309.1	342.3	0.12%
Play4Fun dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2028	158.6	158.6	175.7	0.06%
Unpainted Arizona, LLC dba Westside Bowl	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/7/2043	184.5	184.5	210.0	0.08%
Bee Kidz Funzone Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/9/2028	155.4	155.4	172.2	0.06%
CTD Operations Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/15/2028	68.4	68.4	68.4	0.02%
RTSP Union LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/20/2028	150.0	150.0	165.0	0.06%
Lou & Choo Enterprises Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2043	64.5	64.5	73.4	0.03%
Alaska Industrial Paint LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/30/2043	425.5	425.5	484.2	0.17%
Total SBA Guaranteed Performing Investments					$19,473.2	$19,473.2	$21,841.3	7.82%
Total SBA Unguaranteed and Guaranteed Investments					$318,974.4	$319,077.3	$312,778.6	112.00%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Controlled Investments(5)
*Advanced Cyber Security Systems, LLC(6),(19)	Data processing, hosting and related services.	50% Membership Interest	—%	—	$—	$—	$—	—%
		Term Loan	3%	December 2014	381.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(19)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	8,000.0	2.86%
		Line of Credit	Prime plus 2.5%	August 2018	9,420.0	9,420.0	9,420.0	3.37%
*Newtek Technology Solutions, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,384.0	11,200.0	4.01%
*Fortress Data Management, LLC(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
*Newtek Insurance Agency, LLC(13),(19)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	—	2,300.0	0.82%
*PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	795.1	—	—%
		Term Loan	10% – 12%	Various maturities through July 2019	2,685.0	2,685.0	—	—%
The Secure CyberGateway, LLC(10),(19)	Data processing, hosting and related services.	66.7% Membership Interest	—%	—	—	—	—	—%
Small Business Lending, LLC(12),(19)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	2,100.0	0.75%
Summit Systems and Designs, LLC(14),(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
*ADR Partners, LLC dba banc-serv Partners, LLC(12)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,819.9	2,000.0	0.72%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,438.0	23,000.0	8.24%
International Professional Marketing, Inc.(17)	Professional, Scientific, and Technical Services	100% Common Stock	—%	—	—	4,000.0	4,000.0	1.43%
		Line of Credit	Prime plus 0.5%	April 2019	150.0	150.0	150.0	0.05%
SIDCO, LLC(17)	Professional, Scientific, and Technical Services	100% Membership Interest	—%	—	—	7,119.7	7,119.7	2.55%
		Line of Credit	Prime plus 0.5%	July 2019	475.0	475.0	475.0	0.17%
Universal Processing Services of Wisconsin, LLC(11),(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	85,000.0	30.44%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Mobil Money, LLC(20)	Data processing, hosting and related services.	100% Membership Interest	—%	—	$—	$—	$—	—%
United Capital Source, LLC(18)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	2,450.0	2,450.0	0.88%
Titanium Asset Management, LLC(15)	Administrative and Support Services	Term Loan	3%	July 2017	193.9	193.9	—	—%
		100% Membership Interest	—%	—	—	—	—	—%
Excel WebSolutions, LLC(16)	Data processing, hosting and related services.	Term Loan	10%	September 2018	274.4	274.4	227.7	0.08%
		50% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$13,579.3	$63,014.0	$157,442.4	56.38%
Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 1.23% yield					$9.3	$9.3	$9.3	—%
Total Investments					$332,563.0	$382,100.6	$470,230.3	168.38%

^
Denotes investment has been pledged as collateral under the Securitization Trusts.

*
Denotes non-income producing security.

(1)
Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. Portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.

(2)
Prime Rate is equal to 4.50% as of March 31, 2018.

(3)
Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.

(4)
Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

(5)
Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2017 with affiliates the Company is deemed to control.

(6)
50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.

(7)
96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

(8)
50.15% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.).

(9)
25% owned by The Whitestone Group, LLC, (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by Exponential business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.).

(10)
66.7% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.

(11)
100% owned by Newtek Business Services Holdco1., Inc. (a subsidiary of Newtek Business Services Corp.).

(12)
100% owned by Newtek LSP Holdco, LLC (a subsidiary of Wilshire Holdings I, Inc. and Newtek Business Services Holdco 5, Inc., both subsidiaries of Newtek Business Services Corp.).

(13)
100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(14)
100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.).

(15)
50% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.), 47.8% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 2.2% owned by Wilshire New York Advisers II, LLC (a subsidiary of Newtek Business Services Corp.).

(16)
50% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 50% owned by non-affiliate.

(17)
100% owned by Newtek Business Services Holdco 2, Inc. (a subsidiary of Newtek Business Services Corp.). During the year ended December 31, 2017, a portion of IPM’s business was spun off into a new wholly-owned controlled portfolio company, SIDCO. As a result, the underlying IPM business has not changed. The Company determined the cost basis of its investments in IPM and SIDCO to be $4,000,000 and $7,120,000, respectively. Refer to Note 4.

(18)
100% owned by Newtek Business Services Holdco 3, Inc. (a subsidiary of Newtek Business Services Corp.).

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018 (UNAUDITED)
(In Thousands)

(19)
Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.

(20)
100% owned by Newtek Business Services Holdco 4, Inc. (a subsidiary of Newtek Business Services Corp.).

(21)
All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.

(22)
Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At March 31, 2018, 4.5% of total assets are non-qualifying assets.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017
(In Thousands)
Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/29/2042	$281.2	$281.2	$286.1	0.10%
Best Choice Meats, Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/29/2027	65.0	65.0	65.1	0.02%
Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	11.3	11.3	9.8	—%
Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	861.3	861.3	876.0	0.31%
Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	643.8	643.8	623.7	0.22%
Landmark Ventures USA Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	12/22/2027	62.5	62.5	54.3	0.02%
^Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	12.0	12.0	10.4	—%
^Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	778.3	778.3	685.7	0.25%
^TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	15.8	15.8	13.7	—%
Gorilla Warfare LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2027	22.5	22.5	20.4	0.01%
^Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	50.0	50.0	47.3	0.02%
Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	13.8	13.8	13.0	—%
O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	3.8	3.8	3.6	—%
^Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	16.1	16.1	16.4	0.01%
Driven Warehouse/Distribution LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	750.0	750.0	652.1	0.23%
Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	75.0	75.0	72.6	0.03%
Anderson Farms Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	1,250.0	1,250.0	1,098.6	0.39%
^Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	62.5	62.5	54.3	0.02%
Jacliff Investments Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	50.0	50.0	43.5	0.02%
^Street Magic Enterprise LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/21/2027	87.8	87.8	84.2	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Tropical Stone LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	$187.5	$187.5	$191.8	0.07%
Ameco Forest Products LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2027	175.0	175.0	179.0	0.06%
DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	8.4	8.4	8.1	—%
^Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	188.8	188.8	201.1	0.07%
^CT Auto Spa LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/21/2027	215.6	215.6	216.2	0.08%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/20/2027	75.0	75.0	70.9	0.03%
^Auto Excellance of Fort Myers Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/19/2042	106.3	106.3	113.2	0.04%
^CZAR Industries, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	12/19/2027	262.5	262.5	243.1	0.09%
Best Quality Home Care LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/19/2027	8.0	8.0	6.9	—%
^Dr. Richard R. Rolle, Jr., PLLC dba Rolle Oral & Facial Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2027	125.0	125.0	117.3	0.04%
Neville Galvanizing, Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2042	625.0	625.0	626.2	0.22%
^Ocean Trans LLC & Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2042	610.0	610.0	591.6	0.21%
^1-0 Granny’s Helpful Hands, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2027	22.5	22.5	19.7	0.01%
^Galaforo Construction and Companies LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2042	208.5	208.5	212.3	0.08%
^Crystal II Auto Glass Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/15/2027	15.0	15.0	13.1	—%
Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/15/2027	17.7	17.7	16.6	0.01%
^Galaforo Construction LLC and Paul M Galaforo, Jr.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/15/2027	337.5	337.5	293.5	0.11%
^Legion Bowl, Inc & Legion Pub Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/15/2042	333.6	333.6	355.5	0.13%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	12/15/2027	62.5	62.5	58.6	0.02%
^Capital Containers LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2027	22.5	22.5	20.0	0.01%
^JMD Aviation Holdings, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2027	500.0	500.0	498.0	0.18%
^Peanut Butter & Co., Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2027	225.0	225.0	195.6	0.07%
Royalty Freight Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/14/2027	668.8	668.8	581.5	0.21%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KR Calvert & Co, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/14/2027	$468.0	$468.0	$408.6	0.15%
^Atlas Geo-Constructors, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/14/2027	304.0	304.0	290.0	0.10%
^LP Industries Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	75.0	75.0	72.1	0.03%
Beale Street Blues Company Inc. dba Beatle Street Blues Company, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	968.8	968.8	849.1	0.31%
^Hana Pastries Enterprises LLC dba Hana Kitchens, Hana Pastries, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/14/2027	96.5	96.5	94.3	0.03%
^AADJ Empire Inc and AADJ Galaxy Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2042	181.3	181.3	179.0	0.06%
^Heung Kyun Im	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/14/2027	15.5	15.5	13.4	—%
^Barcade Holdings, LLC, Barcade LLC, & Barcade New Haven LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	12/14/2027	125.0	125.0	109.7	0.04%
^Hardway Inc & AFC Leasing Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/13/2027	937.5	937.5	815.2	0.29%
^Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/13/2042	87.5	87.5	88.3	0.03%
Polymer Dynamics, Inc and Carl Bent	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2027	72.5	72.5	73.2	0.03%
^LPB Property Management Inc dba Wilderness View Cabins & Ellijay Cabin	Real Estate	Term Loan	Prime plus 2.75%	12/12/2042	100.0	100.0	105.9	0.04%
A-1 Van Services Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	12/12/2027	719.8	719.8	690.0	0.25%
^Clore Construction LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	12/12/2027	462.5	462.5	437.6	0.16%
^Sky Way Enterprises, Inc, A-Liner-8-Aviation, Inc, Kissimmee Aviation	Air Transportation	Term Loan	Prime plus 2.75%	12/12/2027	500.0	500.0	434.8	0.16%
^Jai Ganeshai LLC, Mahiveera 1 LLC, Mahiveera 2 LLC & KSVP LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/12/2027	50.0	50.0	43.5	0.02%
^Big Picture Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/12/2027	375.0	375.0	339.7	0.12%
^The Ohio Valley Group Inc dba Ohio Valley Landscapes & Design	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/12/2027	15.0	15.0	13.5	—%
^Clear Sound Communications, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/8/2027	3.8	3.8	3.3	—%
^AV Strategy Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/8/2027	442.5	442.5	410.7	0.15%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JVLS LLC dba Vaccines 2 Go	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/7/2027	$15.0	$15.0	$13.0	—%
^Kim Howard Corp dba NPN Machine Tools	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/7/2042	575.0	575.0	609.8	0.22%
^IHC Hardware Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/6/2042	100.0	100.0	97.5	0.04%
^Earth First Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/6/2027	75.0	75.0	74.3	0.03%
^ODS Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/6/2027	49.0	49.0	45.0	0.02%
^Driven Powersports, Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/6/2027	87.5	87.5	76.1	0.03%
^Affordable Auto Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2027	7.5	7.5	6.8	—%
^Healthcare Interventions, Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/4/2027	15.0	15.0	13.0	—%
Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	818.4	818.4	872.1	0.31%
^PS Camping Inc.	Accommodation	Term Loan	Prime plus 2.75%	12/1/2027	19.7	19.7	19.7	0.01%
^Linda Jean Howard Riley dba The Rusty Bolt Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/1/2042	21.0	21.0	22.4	0.01%
^Salud Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	56.3	56.3	49.2	0.02%
Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	6.4	6.4	6.6	—%
^Square 1 Partners, LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/1/2027	62.5	62.5	54.3	0.02%
^Fortress Verve Inc, Maurice R. Margules and Antonie C. Reinhard	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/30/2027	131.3	131.3	129.2	0.05%
^Frontier Sand LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2027	500.0	500.0	487.9	0.18%
^WTI Distribution Inc	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/30/2027	40.0	40.0	37.5	0.01%
^Create -A- Stitch, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2042	87.5	87.5	91.8	0.03%
^J. Venture Holdings, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2027	12.5	12.5	12.7	—%
^Skin Beauty Bar Inc. and Tameka J. Mathis	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/30/2027	9.0	9.0	8.1	—%
^Clearwater Transportation LTD dba Thrifty Car Rental, Dollar Rent A Car	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/29/2027	172.5	172.5	153.3	0.06%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Our Playhouse Preschool, LLC	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	$235.0	$235.0	$250.4	0.09%
^OPH Lexington, Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/29/2042	193.8	193.8	206.5	0.07%
Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	3.8	3.8	3.8	—%
Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	50.4	50.4	53.7	0.02%
^JMD Corporation dba Dart’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/22/2027	18.8	18.8	17.6	0.01%
^Webtez Inc dba Mod Vans	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/22/2027	70.0	70.0	61.2	0.02%
^Step Up Academy of the Arts, LLC	Educational Services	Term Loan	Prime plus 2.75%	11/22/2027	15.8	15.8	13.7	—%
PB Market LLC dba Pure Barre	Educational Services	Term Loan	Prime plus 2.75%	11/21/2027	108.5	108.5	94.5	0.03%
^Cali Fit Meals	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	22.5	22.5	21.1	0.01%
^Vision Collision Center LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2027	408.8	408.8	380.1	0.14%
^Grumpy’s Restaurant Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/21/2027	71.1	71.1	62.0	0.02%
^Glencadia Corporation	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2027	3.8	3.8	3.3	—%
^B Lam LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/20/2042	181.3	181.3	188.1	0.07%
N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2027	410.0	410.0	356.5	0.13%
N Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	11/20/2042	176.3	176.3	160.8	0.06%
^TPE Midstream LLC, Dasham Company dba Sahm Co & S & S Ventures Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/17/2027	189.1	189.1	180.9	0.06%
^Maya Motel, LLC dba Town House Motel	Accommodation	Term Loan	Prime plus 2.75%	11/17/2042	57.0	57.0	60.7	0.02%
^Southern Specialty Contractor, LLC & Ronald David Holbrook Jr.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/17/2027	53.0	53.0	46.5	0.02%
^SSI Refrigerated Express Inc. and Robert M Stallone	Truck Transportation	Term Loan	Prime plus 2.75%	11/17/2027	64.0	64.0	56.9	0.02%
^Jacob’s Towing, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	11/17/2027	50.0	50.0	45.5	0.02%
^Ian Winterbotham dba Furnishing America	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/17/2027	253.9	253.9	220.8	0.08%
^H & H Hotshot Services, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/16/2027	70.0	70.0	63.5	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	$60.1	$60.1	$55.1	0.02%
^J R Wholesale Tires & Auto Center, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/15/2042	13.5	13.5	14.4	0.01%
^Marcaco LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	11/15/2042	677.5	677.5	701.0	0.25%
^Auto Rx LLC, J&P Auto Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2042	196.3	196.3	207.2	0.07%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	216.0	216.0	229.7	0.08%
^GFA International Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/13/2027	93.8	93.8	95.9	0.03%
^Wing King at the Gardens LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2027	9.8	9.8	8.5	—%
^Linqserv Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/9/2027	617.5	617.5	581.9	0.21%
^Bobcatt Solutions, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/8/2027	95.0	95.0	88.8	0.03%
^Hofgard & Co, Inc dba Hofgard Benefits and James Marsh	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/8/2027	14.9	14.9	13.0	—%
^JNP Delivery Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/7/2027	112.5	112.5	104.0	0.04%
^Street Magic Enterprise LLC dba New Lisbon Travel Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/7/2042	420.0	420.0	428.8	0.15%
^His Loving Hands Christian Academy, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	11/6/2042	91.8	91.8	95.2	0.03%
^S & S Auto Body Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/3/2042	165.0	165.0	173.8	0.06%
^Sterling Campbell Insurance Agency, Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/3/2027	7.5	7.5	6.5	—%
^Top Quality Dent Service LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/2/2027	6.0	6.0	5.2	—%
^American Reclamation LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	11/1/2027	7.5	7.5	7.3	—%
^ Edge Studios Inc Radiant Yoga LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/1/2027	66.3	66.3	58.9	0.02%
Berza TLG, LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	24.3	24.3	21.9	0.01%
^Rachael Reel dba Rachel Reel Insurance Age	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/31/2027	7.5	7.5	6.5	—%
^The Five Lakes LLC	Educational Services	Term Loan	Prime plus 2.75%	10/30/2042	474.4	474.4	505.5	0.18%
^Die Hard Used Car Sales	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/30/2042	56.2	56.2	59.9	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hip Hop Style Inc dba Serene Haven	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/27/2027	$16.5	$16.5	$14.8	0.01%
^Blue Eagle Transport Inc, Golden Eagle Transport, Inc & Green Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	10/27/2027	37.3	37.3	33.4	0.01%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/27/2027	9.9	9.9	8.8	—%
^Ashore Ventures Inc dba PuroClean Professional Restoration	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/27/2027	14.5	14.5	12.9	—%
^Cardinal Homes, Inc	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2027	108.8	108.8	110.9	0.04%
^Suzie LLC dba Tony D’s Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2042	87.4	87.4	91.6	0.03%
^White Walker LLC dba Frenchette	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2027	276.6	276.6	282.9	0.10%
^Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/25/2027	14.9	14.9	15.3	0.01%
^Schafer Fisheries Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	10/25/2027	34.9	34.9	35.7	0.01%
^The Jig, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/24/2042	75.7	75.7	78.0	0.03%
^Action Physical Therapy Yoga and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/24/2027	22.4	22.4	21.6	0.01%
^Florida Apnea Diagnostics LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2027	155.3	155.3	137.6	0.05%
^Berens & Miller P. A.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/19/2027	149.1	149.1	129.7	0.05%
^Alpha Auto Sales, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/19/2027	79.5	79.5	81.3	0.03%
^Island Refrigeration & AC Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/18/2042	141.5	141.5	143.6	0.05%
Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	17.2	17.2	16.5	0.01%
^H and K Dry Cleaning LLC, Quintero Shopping Center LLC, Aqua Laundry	Electronics and Appliance Stores	Term Loan	7.75%	10/17/2042	66.8	66.8	71.2	0.03%
^Blueridge Armor LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/17/2027	8.2	8.2	7.6	—%
^Albas Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/13/2042	44.9	44.9	44.0	0.02%
^Cortez Landscaping, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/13/2027	19.1	19.1	17.6	0.01%
^Crawfordsville Fitness LLC dba Planet Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/13/2027	123.4	123.4	110.1	0.04%
^On Call Services LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	10/13/2027	17.9	17.9	18.3	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^JD Ventures LLC and JD Roof Co LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/12/2027	$22.4	$22.4	$19.9	0.01%
Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	19.3	19.3	17.5	0.01%
^Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	18.6	18.6	18.1	0.01%
^Eye Optique Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/5/2027	14.9	14.9	13.0	—%
^Ains Holding Company LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	10/2/2027	80.8	80.8	72.1	0.03%
^Becky Lou Corp dba Rent A Center	Rental and Leasing Services	Term Loan	Prime plus 2.75%	10/2/2027	90.7	90.7	83.8	0.03%
^Dan Cline Transport Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2030	997.5	997.5	895.7	0.32%
^Lone Star Hardware and Home Decor, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/29/2027	71.7	71.7	62.6	0.02%
^Threads of Time LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	9/29/2042	137.2	137.2	137.7	0.05%
^Miechella Suzette Decker	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/29/2042	99.8	99.8	106.2	0.04%
^Harco Metal Products Inc	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	490.8	490.8	474.1	0.17%
^Chicago American Manufacturing LLC, Dockside Steel Processing, LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/29/2042	1,249.3	1,249.3	1,276.6	0.46%
^Sashshel Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2042	212.0	212.0	225.8	0.08%
^Dr Richard Rolle JR, PLLC dba Rolle Oral & Facial Surgery PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/29/2042	873.9	873.9	871.8	0.31%
^Cagwin Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/29/2042	324.2	324.2	339.1	0.12%
^Pets A Go Go LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/28/2042	197.6	197.6	204.1	0.07%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	548.6	548.6	549.6	0.20%
^Moreno Brother’s Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2027	14.8	14.8	12.9	—%
^National Media Services, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2027	18.5	18.5	16.1	0.01%
^Rhode Island Tennis Management LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2042	382.0	382.0	382.8	0.14%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Nicholson Lumber Co Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/28/2030	$213.3	$213.3	$211.4	0.08%
^Complete Care IT LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/27/2027	14.6	14.6	12.7	—%
^Technologist Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2027	429.4	429.4	410.0	0.15%
^Rollins Construction & Trucking LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	9/26/2027	337.2	337.2	330.4	0.12%
^Inspirations Food Design, Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/26/2042	464.9	464.9	472.1	0.17%
^JPS Arthur Kill Rd Bakery Corp dba Aunt Butches of Brooklyn	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2027	22.2	22.2	19.5	0.01%
^KB Waterjet Cutting LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2027	10.1	10.1	9.2	—%
^Magnation Corporation	Utilities	Term Loan	Prime plus 2.75%	9/22/2027	49.4	49.4	50.5	0.02%
^Sallee Pro-Custom Fabrication Shop LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/21/2027	8.9	8.9	9.1	—%
^Excel, RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	98.8	98.8	91.8	0.03%
^Denek Contracting Inc and Denek Leasing LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2042	209.5	209.5	223.1	0.08%
^Max Home Deliveries, Inc	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/20/2027	79.8	79.8	73.5	0.03%
CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	47.6	47.6	44.4	0.02%
^Sound Manufacturing, Inc. & Monster Power Equipment, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2027	197.8	197.8	188.3	0.07%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	162.1	162.1	162.0	0.06%
^Montessori Community School	Social Assistance	Term Loan	Prime plus 2.75%	9/20/2042	390.8	390.8	384.2	0.14%
^Alexander Pierce Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/20/2042	623.4	623.4	626.8	0.23%
^NY Tent LLC & NY Tent Parent, LLC dba Tent Company of New York	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/20/2027	1,015.5	1,015.5	974.1	0.35%
^Imagine By Carleen, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2027	7.4	7.4	7.2	—%
^Commonwealth Diagnostics International, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	1,250.0	1,250.0	1,277.5	0.46%
^Venus Pizza, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/20/2042	91.0	91.0	96.9	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Insight Diagnostic Technologist Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2027	$299.4	$299.4	$270.7	0.10%
^CIS Big Dog, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/19/2027	60.5	60.5	60.8	0.02%
^Stone’s Construction and Remodeling, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/19/2027	5.2	5.2	4.5	—%
^Party By Design Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2042	1,203.7	1,203.7	1,199.5	0.43%
^Li Family Spokane LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2042	383.5	383.5	398.4	0.14%
^SD Kickboxing LLC dba CKO Kickboxing Dan Diego	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/15/2027	39.5	39.5	35.9	0.01%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	9/15/2027	61.8	61.8	57.0	0.02%
^Inglis Food Mart Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/15/2027	22.2	22.2	22.2	0.01%
^Clinton Food Market LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/15/2042	262.2	262.2	264.4	0.09%
^Tarleton & Family Landscaping, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/15/2027	82.8	82.8	74.3	0.03%
^Alaska Motor Home Inc	Rental and Leasing Services	Term Loan	Prime plus 2.75%	9/13/2027	327.6	327.6	284.6	0.10%
^Fox Valley Rentals & Investments, LLC	Food Services and Drinking Places	Term Loan	Prime plus 3.75%	9/13/2027	7.4	7.4	7.5	—%
^Nails By Mercede LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2027	14.1	14.1	13.2	—%
^Town & Country Transportation Co. and Popco, LLC.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/12/2042	168.3	168.3	179.3	0.06%
^Rajbai Maa Inc. dba Nara Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2042	387.1	387.1	378.7	0.14%
^Morgan Lynn Kerstetter dba Catherine School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/11/2027	7.4	7.4	7.6	—%
^Health & Performance Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2027	20.2	20.2	17.5	0.01%
^Foxtail, LLC and Tottly New Services Corp	Social Assistance	Term Loan	Prime plus 2.75%	9/8/2042	290.5	290.5	294.0	0.11%
^Desert Ribs, LLC and Famous Charlie, LLC and Famous Freddie, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/8/2042	1,250.0	1,250.0	1,191.0	0.43%
^Echelon Planning Group, LLC dba Echelon Financial Services	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/8/2027	7.4	7.4	7.3	—%
^Crazy Beatz Productions LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 3.75%	9/7/2027	5.3	5.3	4.9	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^South Fulton Landscape & Nursery, Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/7/2042	$99.8	$99.8	$106.2	0.04%
^Dreaming Big Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	9/5/2042	367.8	367.8	371.9	0.13%
^Big Coop’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	9/1/2027	98.8	98.8	93.4	0.03%
^Blue Eagle Transport Inc, Greeneagle Transport Inc & Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/31/2027	376.7	376.7	336.9	0.12%
^Evernook Valley Milk LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	8/31/2042	640.1	640.1	643.7	0.23%
^Bark Life, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/31/2027	22.1	22.1	19.2	0.01%
^The Pink Alli, LLC dba The Alli	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/30/2027	17.7	17.7	15.9	0.01%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	697.4	697.4	636.6	0.23%
^Busby Outdoor LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2042	547.9	547.9	500.2	0.18%
^Parlay Disributors LLC	Educational Services	Term Loan	Prime plus 2.75%	8/25/2027	110.5	110.5	97.5	0.04%
^Lake County Tow LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/25/2042	87.2	87.2	87.6	0.03%
^InUSA Ventures Inc dba InUSA Services	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	8/24/2027	24.6	24.6	21.3	0.01%
^Genuine Ventures LLC and Seaweed Ventures LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/24/2030	551.0	551.0	519.3	0.19%
^R & R Strength & Conditioning Corp dba Crossfit Light House Point	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/23/2042	82.2	82.2	87.5	0.03%
^Delicias de Minas Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/22/2027	203.0	203.0	199.5	0.07%
^The Holder Grooup LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2027	7.4	7.4	6.4	—%
^L&V Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/21/2027	17.7	17.7	18.1	0.01%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	16.2	16.2	14.1	0.01%
^Damiano Global Corp	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/21/2027	22.1	22.1	20.9	0.01%
^Tier1Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/18/2027	18.4	18.4	16.6	0.01%
^Tony Herring & Associates, Inc	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	8/17/2027	7.4	7.4	6.4	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Chester’s World Enterprise LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/16/2027	$22.1	$22.1	$20.1	0.01%
^D’Amato & Sons Construction, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/11/2027	8.1	8.1	7.4	—%
^HTP LLC dba Hot Tomatoes Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2027	11.1	11.1	10.4	—%
^Roundhay Partners LLC and Roundhay Farming LLC	Crop Production	Term Loan	Prime plus 2.75%	8/8/2042	909.1	909.1	837.7	0.30%
^Splashlight LLC, Splashlight Photographic and Digital Studios, LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	8/7/2027	491.2	491.2	442.3	0.16%
^L & J Corporate Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/4/2027	7.3	7.3	6.4	—%
^Furniture Masters Limited Liability Company	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/3/2027	8.8	8.8	7.7	—%
^HMG Strategy LLC,	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/2/2027	49.1	49.1	42.7	0.02%
^Bowl Mor LLC dba Bowl Mor Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/31/2027	7.3	7.3	6.4	—%
^Hope Health Care, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	7/31/2027	10.3	10.3	8.9	—%
^Royal Blue Investments, Inc. and Cleland Pharmacy LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	7/31/2042	52.7	52.7	55.1	0.02%
^Raffi’s Inc dba Atlantic Auto Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/31/2027	13.9	13.9	13.9	—%
^Sharon G McMillen, MA Psychologist, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/28/2027	18.2	18.2	15.8	0.01%
^Work of Heart Inc. dba Little Nest Portraits	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/28/2027	50.0	50.0	43.7	0.02%
^HQTRONIC LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/27/2027	22.0	22.0	19.1	0.01%
^Oberon IT, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/26/2027	213.6	213.6	196.7	0.07%
^Gilles Peress Studio LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/25/2027	61.0	61.0	53.0	0.02%
^Ocean Trans LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/21/2027	36.6	36.6	31.8	0.01%
^Obok LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/21/2027	11.7	11.7	11.0	—%
^Lil Tots’ Learning Center LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/21/2042	47.3	47.3	47.6	0.02%
^Nova Solutions, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	7/19/2027	24.4	24.4	24.0	0.01%
^Webb Eye Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/19/2027	72.4	72.4	69.2	0.02%
^Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 3.75%	7/19/2027	7.3	7.3	7.6	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Aitheras Aviation Group, LLC, Aitheras Aviation Group, LLC	Air Transportation	Term Loan	Prime plus 2.75%	7/18/2027	$805.2	$805.2	$704.2	0.25%
^Wildflour Bakery & Cafe, LLC	Food Manufacturing	Term Loan	Prime plus 2.75%	7/17/2027	22.0	22.0	22.5	0.01%
^Florida Home and Kitchen LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/14/2027	11.7	11.7	10.2	—%
^Koep Companies dba Pipestone True value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/14/2042	324.9	324.9	320.7	0.12%
^Rocks Auto Exchange LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/13/2027	14.6	14.6	12.7	—%
^McCord Holdings, Inc. dba Fast Signs 176101	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/7/2027	18.3	18.3	16.3	0.01%
^Thrifty Market Inc dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/6/2027	100.1	100.1	91.1	0.03%
^New Chicago Wholesale Bakery Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	14.6	14.6	13.9	—%
^Safeguard Construction Company, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	6/30/2027	74.0	74.0	63.5	0.02%
^The Country House Restaurant, LLC and Pelton Real Estate, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	49.7	49.7	51.5	0.02%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/30/2027	74.0	74.0	75.3	0.03%
^J. T. O’Neill Company, L.L.C	Real Estate	Term Loan	Prime plus 2.75%	6/30/2027	14.6	14.6	12.5	—%
^Hamilton & Associates Real Estate and Investments Firm LLC	Real Estate	Term Loan	Prime plus 2.75%	6/30/2042	53.7	53.7	54.5	0.02%
^BQRS, Inc. DBA Gresham Meineke Car Care Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2027	60.7	60.7	53.2	0.02%
^JWH Designs, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2027	103.1	103.1	88.5	0.03%
^Veola’s Day Spa and Wellness Center Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2027	8.9	8.9	8.0	—%
^J&M Civil Construction Services LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2027	97.2	97.2	83.4	0.03%
^Best Bees Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	6/29/2027	21.8	21.8	18.7	0.01%
^Greensboro Plastic Surgical Associates, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2042	574.7	574.7	572.1	0.21%
^Ocean Trans LLC and Dehal Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2027	584.7	584.7	502.0	0.18%
^HG Ventures, Inc. dba Diamond Head Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	6/29/2030	988.2	988.2	857.9	0.31%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Malhame & Company Publishers & Importers Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/29/2027	$87.5	$87.5	$75.2	0.03%
^Intellixion LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/29/2027	3.6	3.6	3.1	—%
^Steigelbauer Associates Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2027	299.9	299.9	305.3	0.11%
^Miguel Fernando Borda PA dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2027	49.4	49.4	44.2	0.02%
^Oakhill Farms, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2030	98.0	98.0	100.2	0.04%
^ElKareh Brothers Investment, LLC, Best Choice Meats Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2027	435.5	435.5	443.3	0.16%
^Foxhop Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/28/2027	90.3	90.3	78.4	0.03%
^Akal Express Inc. dba Truck Trailer Service Stop	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/28/2042	59.6	59.6	62.0	0.02%
^Old Dominion Transportation Group, Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/28/2027	1,099.8	1,099.8	966.4	0.35%
^Citibin, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/27/2027	121.3	121.3	104.2	0.04%
^Auxiliary Systems Inc., Sharrick Company, LLC & KMN, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/27/2030	240.3	240.3	239.6	0.09%
^WB Cleaners Inc. DBA $2.75 Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/27/2027	21.8	21.8	21.5	0.01%
^Ains Holding Company, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2027	1,141.1	1,141.1	1,003.3	0.36%
^Four Seasons Laser Center Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/26/2042	216.3	216.3	216.7	0.08%
^Rustic LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/23/2042	18.6	18.6	16.8	0.01%
^Vella Construction Enterprises, Inc. dba Vella Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	6/23/2027	21.8	21.8	18.7	0.01%
^Northern Industries, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/23/2042	57.4	57.4	60.8	0.02%
^Birches Group, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/22/2027	48.5	48.5	41.7	0.01%
^Tarver-Henley Inc. and Tar-Hen LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/21/2042	317.9	317.9	316.7	0.11%
^704 Meat Center Inc. dba El Mercado and La Plaza Mercado	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/20/2042	173.9	173.9	180.6	0.06%
^Sanabi Investment, LLC dba Oscar’s Moving and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	6/20/2027	120.4	120.4	109.1	0.04%
^Scarlet Spartan Inc. dba FastSigns of Brighton	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/19/2027	54.0	54.0	47.6	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Don G. Timpton DDS & Associates PA and Indsaad Properties, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/16/2042	$397.4	$397.4	$383.2	0.14%
^JAM Media Solutions, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/15/2027	60.7	60.7	52.1	0.02%
^All Regional Recyclers of Wood LLC dba ARROW, Superior Carting, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/15/2042	312.0	312.0	309.3	0.11%
^Tele Tax Express Inc., El Rancho Paiso, LLC and Nestor Romero	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2042	91.9	91.9	95.0	0.03%
^Susan Hughes dba Aloha Junction B and B	Accommodation	Term Loan	Prime plus 2.75%	6/14/2042	61.6	61.6	65.4	0.02%
^ESA 365 Corp and Lucathor Realty LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/14/2042	22.4	22.4	22.7	0.01%
^Hull’s Kitchen, LLC and HK Too, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/14/2042	95.8	95.8	101.0	0.04%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/12/2027	115.2	115.2	108.3	0.04%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/8/2027	3.4	3.4	2.9	—%
^Earth First Recycling, LLC and 191 Clark Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/5/2027	344.7	344.7	345.5	0.12%
^Skydive California, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2027	53.4	53.4	54.3	0.02%
^SCW, LLC dba Arthur Murray Dance Studio	Educational Services	Term Loan	Prime plus 2.75%	6/2/2042	145.0	145.0	145.7	0.05%
^Speaker City, Inc. and Speaker Town, LLC dba Rollin Thunder	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/1/2042	45.4	45.4	46.4	0.02%
^Impact Grounds Maintenance and Design, Inc. dba Impact Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/31/2042	78.9	78.9	82.2	0.03%
^Ricnet III, Inc. dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/31/2027	14.3	14.3	12.5	—%
^Sage Oil LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	5/31/2027	21.7	21.7	18.9	0.01%
^Funtime, LLC and Universal Entertainment Group LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/31/2027	63.9	63.9	55.8	0.02%
^Haroon Baig, Inc. dba US1 Petrol	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2042	261.9	261.9	277.8	0.10%
^Chet Lemon Enterprises LLC dba All American Sports	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/26/2042	786.2	786.2	833.9	0.30%
Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	81.9	81.9	86.9	0.03%
^Eagle Wood Works LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	5/26/2027	11.6	11.6	10.6	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Hurricane Group, Inc.	Other Information Services	Term Loan	Prime plus 2.75%	5/26/2027	$72.3	$72.3	$62.1	0.02%
^Mitchell Auto Repair, LLC and and C&M Mitchell, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/26/2042	192.7	192.7	197.9	0.07%
^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/25/2027	205.7	205.7	193.9	0.07%
^Beyond Waves A Unique Salon LLC and Lori Ann Carlson	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/25/2027	14.5	14.5	12.6	—%
^Jung Design Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/25/2027	8.7	8.7	7.5	—%
^Abdul Naushad MD PC dba Advanced Pain Centers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/25/2042	390.6	390.6	403.4	0.14%
^Locavore LLC dba Paloma Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2027	48.2	48.2	43.0	0.02%
^Shaffer Automotive Repair, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/24/2030	133.5	133.5	125.0	0.04%
^Juliador Resources LLC DBA Cue Hair Salon and Skin Care	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/24/2027	21.9	21.9	18.8	0.01%
^Innovim, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2027	325.4	325.4	279.4	0.10%
^Southeast Recycling, LLC and Southeast Land Holdings LLC dba 67 Motor	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/23/2042	179.9	179.9	189.1	0.07%
^Gill Express Inc. and Gill Express 2 LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/23/2042	336.1	336.1	333.7	0.12%
^Prestige Construction of Florida, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/23/2042	333.7	333.7	326.0	0.12%
^Enfield Tractor & Equipment Co	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/19/2027	285.9	285.9	274.2	0.10%
^PS Camping, Inc. dba Prospectors RV Resort	Accommodation	Term Loan	Prime plus 2.75%	5/19/2042	255.7	255.7	269.8	0.10%
^GEM2K, LLC dba Precision Precast Group	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/19/2027	156.7	156.7	140.4	0.05%
^Hayden Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	253.2	253.2	233.5	0.08%
^Tres K Deli, Grocery, Fruit and Meat Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/19/2027	8.0	8.0	7.4	—%
^ Iron Men Home Repair, Inc. and Ironmen House Lifting Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/19/2042	577.9	577.9	585.9	0.21%
^J Harris Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/19/2027	18.8	18.8	17.9	0.01%
^New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2027	145.4	145.4	129.7	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Bay Car Wash LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2042	$119.8	$119.8	$121.8	0.04%
^Waterford Plumbing Co, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2027	48.2	48.2	42.2	0.02%
^Mr. B’s Bicycles & Mopeds, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/18/2042	145.6	145.6	146.8	0.05%
^Computech Computers Inc.	Educational Services	Term Loan	Prime plus 2.75%	5/17/2027	48.2	48.2	41.4	0.01%
^Arco Electrical Contractors Inc. dba Arco Construction Group	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/16/2027	347.9	347.9	319.7	0.11%
^Batter & Company, LLC dba Batter Co. Dessert Collection	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/16/2027	51.8	51.8	45.5	0.02%
^5 Stars Learning Center Inc	Social Assistance	Term Loan	Prime plus 2.75%	5/16/2042	61.3	61.3	61.9	0.02%
^Band Sawn Lumber, LLC and Nathan Ryan Adams	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	5/15/2042	112.8	112.8	111.6	0.04%
^Keys Armored Express, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/12/2027	38.6	38.6	34.6	0.01%
^Sanderson Distribution Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/12/2027	10.1	10.1	8.7	—%
^SG Linke LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/12/2027	106.3	106.3	104.7	0.04%
^B G F Bobby Q’s Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2027	7.2	7.2	7.1	—%
^Estelle Finkel Educational Associates, LLC	Educational Services	Term Loan	Prime plus 2.75%	5/11/2027	115.1	115.1	98.8	0.04%
^Labmates, LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	5/10/2027	96.4	96.4	92.3	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2027	85.3	85.3	76.7	0.03%
^NHS, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/9/2042	21.7	21.7	20.4	0.01%
^Innovation Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/9/2027	75.3	75.3	71.8	0.03%
^1872 Rosecrans, LLC dba Goodbar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/9/2027	61.5	61.5	53.2	0.02%
^Arclay, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	5/5/2030	142.6	142.6	131.4	0.05%
^Benchmark Building, Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	5/5/2027	21.7	21.7	18.6	0.01%
^Cable Management LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	5/3/2027	57.5	57.5	54.0	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Fine Arts Center of Easley, Inc. dba Midtown Music	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	5/2/2042	$115.7	$115.7	$122.8	0.04%
^Zahmel Restaurant Suppliers Corp dba Cash & Carry; Zahners Hardware	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/28/2027	85.0	85.0	74.0	0.03%
^Love and Glory Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	4/28/2042	77.3	77.3	77.1	0.03%
^Georgia Productions Services LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/28/2027	87.4	87.4	80.3	0.03%
^JMA Inc. dba Primecut and Mezzo; Primecut at Marquee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	220.4	220.4	233.8	0.08%
Sneads Ferry Foods, Inc. dba DQ Grill & Chill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/27/2042	617.7	617.7	614.8	0.22%
^Asheville’s Fun Depot, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2027	83.9	83.9	85.4	0.03%
^Carl Joseph Johnston dba Viking Transport	Truck Transportation	Term Loan	Prime plus 2.75%	4/26/2027	31.2	31.2	29.6	0.01%
^Resident Research, LLC	Other Information Services	Term Loan	Prime plus 2.75%	4/24/2027	84.6	84.6	72.6	0.03%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/21/2027	7.2	7.2	6.4	—%
^Ralph’s Hair Salon, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/21/2042	49.5	49.5	50.6	0.02%
^M.E. Interiors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/20/2027	133.3	133.3	114.5	0.04%
^MJ and M Home Improvements LLC DBA House Doctors	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2027	19.7	19.7	17.2	0.01%
^Condron Brothers LLC DBA Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/19/2027	114.6	114.6	103.5	0.04%
^Affordable Auto Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/17/2027	12.2	12.2	11.3	—%
^Carpeteria (Markarian) Co.	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/13/2027	127.3	127.3	126.6	0.05%
^Bloomer Machine & Fab, Inc and Dale Stertz Properties	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/13/2042	203.6	203.6	210.9	0.08%
^Butternuts Beer and Ale LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/12/2027	70.7	70.7	71.9	0.03%
^Citizens Lanes, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	614.9	614.9	651.8	0.23%
^The Altitude Group, LLC and Core Home Security, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2027	47.7	47.7	40.9	0.01%
^Golden Hen Inc. dba Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2027	61.8	61.8	53.7	0.02%
^Shelter Harbor Inn, Inc.	Accommodation	Term Loan	Prime plus 2.75%	3/31/2042	205.8	205.8	218.2	0.08%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Landmark Ventures USA, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/31/2027	$178.8	$178.8	$153.4	0.06%
^MIT LLC	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/31/2042	86.8	86.8	92.0	0.03%
^Applied Integrated Technologies, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/31/2027	119.3	119.3	102.3	0.04%
^Bear Trail Lodge LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/31/2042	548.0	548.0	574.2	0.21%
^KWG Industries LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2027	28.6	28.6	28.1	0.01%
^Sea Smoke Barbeque, Corp and Danwen LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2042	233.4	233.4	236.7	0.09%
^Signature Rooms, Inc dba Gallery Furniture	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/30/2042	491.7	491.7	517.6	0.19%
^Schafer Fisheries Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/30/2042	247.1	247.1	261.9	0.09%
^Discount Price, LLC dba Robert’s Market	Gasoline Stations	Term Loan	Prime plus 2.75%	3/29/2042	204.6	204.6	209.3	0.08%
^Douglas K. Soderblom. dba Loma Linda Optometry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2027	95.4	95.4	86.2	0.03%
^First Sail Group Inc. and Omen Board Industires LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/29/2027	19.1	19.1	17.6	0.01%
^Gauri Hospitality Group LLC dba Microtel Inns & Suites by Wyndham	Accommodation	Term Loan	Prime plus 2.75%	3/29/2042	1,047.6	1,047.6	1,102.0	0.40%
^H and H Hotshot Services, Inc. dba AA Hotshot & Logistics	Couriers and Messengers	Term Loan	Prime plus 2.75%	3/29/2030	94.5	94.5	82.0	0.03%
^American Pharmaceutical Innovation Company, LLC	Chemical Manufacturing	Term Loan	Prime plus 2.75%	3/28/2027	28.6	28.6	24.6	0.01%
^Heil & Hornik LLC dba Elysium Tennis	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2042	921.7	921.7	926.9	0.33%
Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	410.9	410.9	435.5	0.16%
^Ericon Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	3/24/2027	59.6	59.6	57.6	0.02%
^Robert Dixon PA dba Law Offices of Robert Dixon	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/24/2042	422.8	422.8	445.2	0.16%
^Denton Bio Fuels LLC and American Bio Source LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/23/2027	56.5	56.5	51.6	0.02%
^Color Graphic Press, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/23/2027	114.4	114.4	116.4	0.04%
JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	85.3	85.3	86.0	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Executive Fitness & Nutrition Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/23/2027	$19.3	$19.3	$19.0	0.01%
^Baton Rouge Cargo Services Inc. and 6507 Westport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/22/2042	637.8	637.8	659.9	0.24%
^Vehicle Safety supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/21/2027	21.5	21.5	18.4	0.01%
^J Sivilis LLC dba Pet Wants	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/17/2027	11.7	11.7	10.4	—%
^The Purple Cow House of Pancake Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2042	159.9	159.9	169.5	0.06%
^Reservoir International LLC	Educational Services	Term Loan	Prime plus 2.75%	3/16/2027	95.4	95.4	88.7	0.03%
^Texcor, Inc. dba Texas Corral, Texas Coral Restaurants II, Inc. T.C. of	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2027	287.0	287.0	291.9	0.10%
Alive Design, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/13/2027	22.0	22.0	18.8	0.01%
^1MTX LLC and Sunrise Transportation and Logistics, LLC and Mustafa M	Truck Transportation	Term Loan	Prime plus 2.75%	3/13/2027	671.0	671.0	575.5	0.21%
^Dwayne Bernard Tate	Truck Transportation	Term Loan	Prime plus 2.75%	3/10/2027	10.0	10.0	9.2	—%
^Elegant Occasions, LLC dba E Productions	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/10/2042	584.4	584.4	590.8	0.21%
^Anthony LLC dba Star of Woodward Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/9/2042	114.2	114.2	121.1	0.04%
^E & P Holdings 1 LLC and Evans & Paul Unlimited Corp.	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/9/2027	119.2	119.2	104.7	0.04%
^Allegro Assisted Living Of Texas	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	3/6/2027	91.6	91.6	93.1	0.03%
^Robbie E. Bakery and Cafe LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2027	59.6	59.6	51.1	0.02%
^Podium Auto Sales Inc and RRS Property, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/3/2042	90.0	90.0	90.3	0.03%
^SSI Refrigerated Express Inc. and Robert M Stallone dba SSI Express	Truck Transportation	Term Loan	Prime plus 2.75%	2/28/2027	223.2	223.2	191.4	0.07%
^Weeping Willow Kennels, Inc and Aileen N Black	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2042	138.7	138.7	142.2	0.05%
^Getting Even LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2027	91.2	91.2	81.7	0.03%
^Total Document Solutions Inc and, TDS Services, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/27/2030	301.5	301.5	278.2	0.10%
^Teracore Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	155.1	155.1	133.0	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^John Finn Associates LLC, Greenslate LLC, Finn Technology, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/27/2027	$639.5	$639.5	$616.1	0.22%
^McNally Enterprises Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/27/2027	61.6	61.6	55.1	0.02%
^B & J Bicycle Shop Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/24/2027	14.2	14.2	14.5	0.01%
^TMJ Pizza Mesa LLC dba Rosati’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/24/2027	101.8	101.8	95.2	0.03%
^3W Enterprises LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/24/2042	80.9	80.9	81.9	0.03%
^Victorian Restaurant and Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/22/2042	106.4	106.4	105.3	0.04%
^DER Services, LLC dba A.K.A. Sports	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	2/17/2042	39.7	39.7	42.0	0.02%
^Bike Slug, LLC, Bike Slug Holdings Inc. and Seven Rivers Group, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/17/2027	18.5	18.5	15.8	0.01%
^Ameritube, LLC and Ravone Properties, LLC	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/14/2042	183.3	183.3	194.3	0.07%
^R&S Barnes Enterprises, Inc. dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2027	88.8	88.8	77.2	0.03%
^Baton Rouge Cargo Services Inc. and 2808 Court Street, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	2/10/2042	245.1	245.1	253.7	0.09%
^Sushiya Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/10/2027	17.8	17.8	15.8	0.01%
^Select Propane & Fuel Inc. and Select Fuel & Convenience LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2030	1,208.1	1,208.1	1,114.5	0.40%
^Maximo Canot dba Wash and Dry Laundrymat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/10/2042	136.3	136.3	141.5	0.05%
^Marvic Enterprises Inc dba Jordan’s Liquor	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/10/2042	216.9	216.9	223.0	0.08%
^Harrison Logging Company LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	2/9/2027	100.7	100.7	91.5	0.03%
^8 Minute Oil Change Auto Repair & Tire Center and Jumir L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	2/7/2042	324.7	324.7	321.8	0.12%
^Christopher Borgia	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2027	12.2	12.2	10.7	—%
^Splashlight LLC, Splashlight Photographic & Digital Studios LLC	Management of Companies and Enterprises	Term Loan	Prime plus 2.75%	2/2/2027	710.7	710.7	633.5	0.23%
^DBMS Consulting, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/1/2042	183.2	183.2	181.7	0.07%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Brandco, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/31/2027	$41.2	$41.2	$35.3	0.01%
^Chidlren’s House Learning, Inc and Tarps Investment Group	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2042	318.3	318.3	321.5	0.12%
AP6 LLC and Amishp LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	107.1	107.1	113.5	0.04%
^Fave Realty, Inc.	Real Estate	Term Loan	Prime plus 2.75%	1/30/2042	53.9	53.9	55.1	0.02%
^ZMKNY Tires Inc dba Houston International Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/27/2042	106.4	106.4	112.8	0.04%
House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	134.6	134.6	132.0	0.05%
^SRC Publishing LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/27/2027	21.2	21.2	18.2	0.01%
^Return to Excellence Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/27/2027	16.7	16.7	17.0	0.01%
^Sideways Sports Lounge and Jonathan E. McGrew and Patricia C. McGrew	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2027	17.0	17.0	14.5	0.01%
^Fox Valley Rentals & Investments LLC and Brian M Tomaszewski	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/20/2042	42.0	42.0	42.2	0.02%
^Rhone Wolf Vineyard LLC, Goldline Brands Inc. and Myka Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	1/19/2030	240.5	240.5	223.1	0.08%
^Jolibe LLC and Jolibe Atelier LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/18/2027	9.9	9.9	8.8	—%
^Eickmann Management Group LLC dba Jimmy Johns of Dundee	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/17/2027	93.0	93.0	91.7	0.03%
^Ramjay Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	1/13/2027	412.2	412.2	375.7	0.13%
^Fullbro Trust dba Menemsha Blues	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/13/2027	21.2	21.2	21.6	0.01%
^Echelon Enterprises, Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	1/10/2027	47.1	47.1	47.9	0.02%
^Fort Smith Wings Inc. dba Wing Stop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2026	18.2	18.2	16.4	0.01%
^Sand Hill Associates, Ltd. dba Charlie O’s Tavern on the Point	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2041	417.1	417.1	415.6	0.15%
^Joshua L. Baker	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	12/23/2026	14.7	14.7	12.6	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Jacliff Investments Inc. dba International health Technologies	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/23/2026	$116.9	$116.9	$100.1	0.04%
^New Image Building Services, Inc. dba The Maids Servicing Oakland	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/21/2026	40.9	40.9	36.5	0.01%
^Chestnut Street Associates, LLC and Metropolitan Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/19/2041	271.4	271.4	263.1	0.09%
^Means Enterprises LLC dba FastFrame Frisco	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/16/2026	21.0	21.0	18.3	0.01%
^Soon Im. Chin dba Stan C-Store	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	209.7	209.7	218.7	0.08%
^Sempco, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	41.5	41.5	43.9	0.02%
^Allied Welding Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	741.6	741.6	735.2	0.26%
^Ericon, Inc. dba Quik Pik	Gasoline Stations	Term Loan	Prime plus 2.75%	12/15/2041	328.5	328.5	330.1	0.12%
^White Hawk Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/15/2026	1,028.4	1,028.4	881.1	0.32%
^Elita 7, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	12/15/2041	703.2	703.2	722.6	0.26%
^New Chicago Wholesale Bakery, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	12/15/2041	446.9	446.9	445.0	0.16%
^Techni-Pro Institute LLC	Educational Services	Term Loan	Prime plus 2.75%	12/15/2026	177.6	177.6	157.1	0.06%
^Trison Enterprises Inc. dba Lee’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/14/2041	402.2	402.2	409.8	0.15%
^Cardinal Homes Inc. and Bret A Berneche	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2041	119.7	119.7	126.2	0.05%
^HMG Strategy, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/14/2026	46.7	46.7	40.1	0.01%
^D and E Hardware Co. and D and E Pump Sales and Service	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2041	521.7	521.7	523.0	0.19%
^Cardinal Homes Inc,. Alouette Holdings Inc.	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	12/14/2026	996.8	996.8	1,010.8	0.36%
^AGG Management Team LLC dba Chevron	Gasoline Stations	Term Loan	Prime plus 2.75%	12/14/2041	283.8	283.8	300.6	0.11%
^Wayfarer Bicycle LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2041	91.3	91.3	89.6	0.03%
^Success Advertising Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/13/2041	460.4	460.4	480.9	0.17%
^Roast Beef Levittown LLC dba Arby’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/13/2026	439.4	439.4	446.5	0.16%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Queen Express LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	12/13/2041	$185.1	$185.1	$193.5	0.07%
^Mack Team Enterprises Inc. dba The UPS Store #6815	Couriers and Messengers	Term Loan	Prime plus 2.75%	12/9/2026	19.1	19.1	17.2	0.01%
^Recycling Revolution, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/9/2041	91.0	91.0	91.2	0.03%
^Myndshft Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/9/2026	724.6	724.6	648.9	0.23%
^New Life Hospital LLC	Hospitals	Term Loan	Prime plus 2.75%	12/8/2041	1,184.9	1,184.9	1,255.4	0.45%
^Imagine By Carleen Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/8/2041	51.8	51.8	52.4	0.02%
^Hanson’s Greeks LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/8/2026	10.5	10.5	10.7	—%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/7/2029	68.1	68.1	64.7	0.02%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/7/2026	95.2	95.2	89.5	0.03%
^Lan Doctors, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/7/2026	222.5	222.5	219.7	0.08%
^Lilo Holdings LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/5/2026	14.9	14.9	13.5	—%
^The Lake Shore Hospitality Inc dba Dowagiac Baymont Inn & Suites	Accommodation	Term Loan	Prime plus 2.75%	12/5/2041	348.5	348.5	362.4	0.13%
^Ericon, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/1/2041	717.9	717.9	725.3	0.26%
^Noso Development LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/1/2026	70.1	70.1	60.1	0.02%
^Quick Ship, LLC	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/30/2026	9.7	9.7	8.4	—%
^Pebble Wood Lane, LLC and Good Sam’s Assisted Living Residence, LLC	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	11/30/2041	66.6	66.6	70.5	0.03%
^Sharaz Shah DBA Thomas Jewelers	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	11/30/2026	7.5	7.5	6.4	—%
^Choe Trading Group, Inc. dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/30/2026	20.9	20.9	20.7	0.01%
^Studio Find It Georgia, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	7.0	7.0	6.1	—%
^Imaginarium Foods LLC,	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2042	369.8	369.8	378.7	0.14%
^RD Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2026	198.5	198.5	172.3	0.06%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/30/2026	20.9	20.9	18.7	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Usman Jalil, LLC dba Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/29/2041	$229.9	$229.9	$224.9	0.08%
^Honor Mansion, Inc.	Accommodation	Term Loan	Prime plus 2.75%	11/29/2026	81.2	81.2	82.6	0.03%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/29/2026	1,044.6	1,044.6	895.0	0.32%
^CRK Mens, LLC dba Spiff for Men	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/23/2026	99.2	99.2	86.8	0.03%
^WPN Recycling Company LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/23/2026	20.9	20.9	21.2	0.01%
^Hafa Adai Signs and Graphics LLC dba Fastsigns of Auburn – #281901	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/23/2026	55.7	55.7	48.4	0.02%
^Merchant Coterie, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	11/23/2026	116.1	116.1	99.4	0.04%
^6E Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/22/2026	159.9	159.9	148.2	0.05%
^Rognes Corp dba RTS	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	11/22/2026	360.0	360.0	331.0	0.12%
^Bouquet Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/22/2041	123.2	123.2	125.2	0.04%
^J.B.K Truck Trailer and Bus Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/22/2041	428.7	428.7	430.9	0.15%
^Broms Asset Management LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/22/2026	116.1	116.1	99.4	0.04%
^Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/21/2026	92.9	92.9	94.4	0.03%
^Catherine Christine Morin dba Purr-Fect Pets	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/17/2026	17.4	17.4	14.9	0.01%
^Stratmar Systems Inc dba Stratmar Retail Services	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2026	63.6	63.6	64.6	0.02%
^Hoosier Health Plus, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/15/2026	116.1	116.1	109.9	0.04%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2041	439.5	439.5	453.7	0.16%
^Hackensack Steel Corporation and Luzerne Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	224.7	224.7	228.4	0.08%
^Panther Ironworks and Rigging Solutions LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/10/2026	140.4	140.4	129.5	0.05%
^J. A. Kohlhepp Sons, Inc. dba Kohlhepp’s True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/10/2026	175.3	175.3	174.7	0.06%
^MIK LLC dba Firehouse Subs	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	189.3	189.3	164.5	0.06%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/9/2026	$40.6	$40.6	$38.1	0.01%
^Bovill Creative, LLC	Real Estate	Term Loan	Prime plus 2.75%	11/9/2041	277.0	277.0	293.5	0.11%
^Dyer Properties, LLC and Bayview Pharmacy, Inc.	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/9/2041	237.0	237.0	236.0	0.08%
^Big Apple Entertainment Partners LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/9/2026	162.5	162.5	139.2	0.05%
^Surgarloaf Concepts LLC dba Fat Biscuit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/8/2026	162.1	162.1	164.7	0.06%
^Fine Line Interiors, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/4/2041	80.6	80.6	85.4	0.03%
^131 Miles LLC and Ohm Shubh Laxmi, LLC. dba Mr Hero	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/3/2041	124.6	124.6	128.4	0.05%
^Veracruz Shabo, LLC, Waterfalls Quick Lube LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/1/2041	117.9	117.9	121.3	0.04%
^Glocecol LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/1/2026	69.6	69.6	70.7	0.03%
^Moolchan Enterprises LLC dba Staying Green	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	16.7	16.7	15.9	0.01%
^Bloomquist Communications Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2026	55.3	55.3	47.4	0.02%
^Middlesex Auto Sales Corp	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2041	123.1	123.1	127.0	0.05%
^Woodstock Enterprises Corp dba True Scent Candle Co	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	10/31/2041	87.5	87.5	85.9	0.03%
^FibAire Communications, LLC	Telecommunications	Term Loan	Prime plus 2.75%	10/27/2026	99.7	99.7	92.1	0.03%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/27/2029	215.7	215.7	211.5	0.08%
^Bonita Stone LLC and Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	10/25/2041	260.2	260.2	261.2	0.09%
^Empire Processor Services Inc. and Verrazano Wholesale Dist., Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	10/25/2026	121.0	121.0	123.0	0.04%
^Blakeslee Arpaia Chapman Inc and Chapman Construction Services LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	10/24/2026	391.9	391.9	393.8	0.14%
^Eco Vehicle Systems LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	10/21/2026	881.5	881.5	889.6	0.32%
^Worldwide Estate, Inc. dba Washington Heights Manor	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	10/21/2041	221.1	221.1	234.3	0.08%
^Gold Wind Logistics LLC	Truck Transportation	Term Loan	Prime plus 2.75%	10/20/2041	173.3	173.3	183.6	0.07%
^Speaker City, Inc. dba Rollin Thunder	Electronics and Appliance Stores	Term Loan	Prime plus 2.75%	10/14/2041	123.1	123.1	126.4	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Maine Service Corp	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	10/13/2026	$190.4	$190.4	$179.6	0.06%
^Justin Partlow	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/13/2026	18.0	18.0	15.4	0.01%
^Reliable Recovery Services LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	10/7/2026	103.7	103.7	95.0	0.03%
^Ailky Corporation	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	230.5	230.5	203.1	0.07%
^Wyspen Corporation dba Charlestown Ace	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/3/2026	33.2	33.2	28.4	0.01%
^MegaPhase, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	137.1	137.1	133.3	0.05%
^Seaway LLC and Reklaw LLC dba Allure Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	134.8	134.8	142.8	0.05%
^JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	48.0	48.0	41.1	0.01%
^Adelwerth Bus Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	238.3	238.3	238.1	0.09%
^Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	615.8	615.8	597.2	0.21%
^Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/29/2029	631.7	631.7	595.7	0.21%
^Thunderdome Racing Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	17.4	17.4	17.4	0.01%
^Graphics, Type and Color Enterprises Inc dba Clubflyers.com and GTC Med	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	833.4	833.4	882.5	0.32%
^Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	20.6	20.6	20.7	0.01%
^CNC Precision Machine, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,235.9	1,235.9	1,246.2	0.45%
^CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	20.6	20.6	17.6	0.01%
^Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	204.7	204.7	180.9	0.06%
^Reynolds Fence & Guardrail Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	575.4	575.4	552.7	0.20%
^Luv 2 Play Nor Cal, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	48.0	48.0	43.1	0.02%
^Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	13.7	13.7	12.1	—%
^Sarah S Olelewe MD Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	287.3	287.3	290.7	0.10%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^TPFC, LLC dba The Picture Frame Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	$57.6	$57.6	$58.4	0.02%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	8.2	8.2	8.2	—%
^PeopleBest Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	13.7	13.7	11.7	—%
^Mr. Mulch, Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	397.8	397.8	377.1	0.14%
^B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	80.0	80.0	71.6	0.03%
^InformationTelevision Network Inc	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	9/22/2041	823.0	823.0	862.9	0.31%
^GRA Financial Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/22/2026	11.0	11.0	9.4	—%
^Cuppiecakes LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	22.1	22.1	22.3	0.01%
^Wrecking Crew Media LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	45.7	45.7	39.1	0.01%
^Benoit’s Towing and Recovery LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	11.0	11.0	9.5	—%
^Consulting Solutions Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	20.6	20.6	19.5	0.01%
^Brittany Burns LLC dba Dreams Come True	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2026	12.0	12.0	12.2	—%
^Eyncon LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	49.0	49.0	50.1	0.02%
^The Merrin Group LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	159.9	159.9	154.8	0.06%
^Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	133.1	133.1	124.9	0.04%
^Atlantic Alarm Systems and Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	14.1	14.1	12.5	—%
^Metropet Dog Center, Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	107.1	107.1	109.8	0.04%
^Marquis Cattle Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	46.1	46.1	46.9	0.02%
^Bingham Enterprises, Inc and Full Belli Deli and Sausage Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	80.9	80.9	79.9	0.03%
^Artisan Infrastructure Holdings, LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	9/7/2026	114.2	114.2	97.8	0.04%
^SRA Mechanicial Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	42.9	42.9	45.3	0.02%
^Sandia Enterprises Inc dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	57.1	57.1	48.9	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	$113.8	$113.8	$100.1	0.04%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2026	543.4	543.4	489.2	0.18%
^Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2041	638.7	638.7	601.1	0.22%
^Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	232.5	232.5	225.9	0.08%
^Raem Corporation dba Dryclean Express	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	71.0	71.0	74.3	0.03%
^Warren Dale Warrington dba Custom Paint and Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	99.1	99.1	102.2	0.04%
^TAGR Inc dba Miami Grill 137 and John Nakis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	96.9	96.9	85.3	0.03%
^Albert Basse Associates Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	56.7	56.7	57.6	0.02%
^Avery Management Inc. dba Whetstone Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	9.7	9.7	8.3	—%
^Dean Technology Inc	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	8/25/2041	379.0	379.0	398.7	0.14%
^Rosmel Pools Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	20.4	20.4	17.9	0.01%
^Tabadesa Associates Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	20.4	20.4	17.5	0.01%
^TR Companies LLC dba True Value Rental and Liberty Rental 4 U	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	81.7	81.7	69.9	0.03%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	492.0	492.0	517.3	0.19%
^Luv 2 Play Temecula, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	54.4	54.4	46.6	0.02%
^Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	402.0	402.0	400.8	0.14%
^2 Cool Beans LLC dba Menchies’s Frozen Yogurt	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	74.9	74.9	64.1	0.02%
^Grayson O Company	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	611.9	611.9	643.6	0.23%
^Charal Investments LLC dba Orange Theory Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/10/2026	79.4	79.4	68.0	0.02%
^Paul Belanger dba Paul Belanger Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	13.6	13.6	11.6	—%
^Nicolette Reiser dba Comfort & Balance	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/29/2041	73.3	73.3	75.5	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Hungry Rhino LLC	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	$74.5	$74.5	$75.3	0.03%
^USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	20.3	20.3	18.0	0.01%
^303 Tower Drive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	391.2	391.2	405.7	0.15%
^Little Tree Huggers Child Care LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	136.8	136.8	144.8	0.05%
^Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	270.3	270.3	231.3	0.08%
^676 Club LP dba The Green Door Tavern/The Drifter	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	654.9	654.9	685.0	0.25%
^KJCKD Inc dba Camelot Print & Copy Centers/Copy A Second	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2041	573.8	573.8	581.8	0.21%
^MacIver Corporation dba Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,133.9	1,133.9	1,077.0	0.39%
^Apple Tree NC Inc dba Williams Farm & Garden Center	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	329.4	329.4	329.3	0.12%
^Intrepid Trinity LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	61.1	61.1	62.7	0.02%
^Kidtastic LLC dba The Little Gym of Audubon	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	51.1	51.1	43.7	0.02%
^GF Libations Inc dba Minuteman Press	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	7/27/2041	38.6	38.6	34.8	0.01%
^EPEC Juice LLC dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	75.2	75.2	64.4	0.02%
^Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	66.6	66.6	66.3	0.02%
^JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	112.6	112.6	96.4	0.03%
^Peckett’s Inc	Crop Production	Term Loan	Prime plus 2.75%	7/27/2041	219.6	219.6	232.5	0.08%
^The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	81.9	81.9	75.3	0.03%
^My Sainath Inc dba Motel 6	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	298.5	298.5	310.3	0.11%
^Robert G Larson State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	20.3	20.3	17.3	0.01%
^J and D Resources LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	117.6	117.6	101.8	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	$14.2	$14.2	$12.1	—%
^Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	169.9	169.9	172.5	0.06%
^Billingsworks LLC dba Spoon Shine Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2026	8.7	8.7	8.8	—%
^Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	41.7	41.7	35.7	0.01%
^Jacob Rugs LLC dba Rugs Outlet	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	59.1	59.1	60.0	0.02%
^RM Hawkins LLC dba Pure Water Tech West	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	45.1	45.1	43.5	0.02%
^Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	12.8	12.8	11.3	—%
^Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	287.9	287.9	304.5	0.11%
^Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/30/2041	272.0	272.0	272.3	0.10%
^Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	94.6	94.6	96.6	0.03%
^P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	155.7	155.7	157.2	0.06%
^Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	6.25%	6/30/2026	474.6	474.6	432.7	0.16%
^Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	90.7	90.7	88.1	0.03%
^VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	20.2	20.2	18.2	0.01%
^Corning Lumber Company Inc and Frank R Close and Son Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	181.2	181.2	187.1	0.07%
^Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	78.2	78.2	72.9	0.03%
^WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	128.1	128.1	132.8	0.05%
^Ninsa LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2041	109.8	109.8	117.4	0.04%
^KWG Industries, LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	297.7	297.7	312.2	0.11%
^O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	125.2	125.2	115.2	0.04%
^E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	111.9	111.9	103.5	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	$15.7	$15.7	$14.1	0.01%
^Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	670.7	670.7	604.2	0.22%
^All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	533.1	533.1	536.5	0.19%
^Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	44.7	44.7	40.3	0.01%
^El Basha Inc dba RPM West San Fernando Valley	Real Estate	Term Loan	Prime plus 2.75%	6/24/2026	16.7	16.7	15.1	0.01%
^Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	98.8	98.8	105.7	0.04%
^Yellow Cab Company of Kissimmee Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/24/2041	55.5	55.5	55.6	0.02%
^Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	486.3	486.3	494.3	0.18%
^Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	183.0	183.0	190.1	0.07%
^Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	89.1	89.1	91.7	0.03%
^SNS of Central Alabama, LLC dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	51.4	51.4	48.7	0.02%
^Evergreen Investment & Property Management LLC, Universal Kidney Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,223.2	1,223.2	1,292.8	0.46%
^Italian Heritage Tile and Stone Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/20/2026	55.9	55.9	50.3	0.02%
^Bagelicious, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	48.8	48.8	44.2	0.02%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	6/17/2026	204.5	204.5	208.9	0.08%
^NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	20.1	20.1	18.1	0.01%
^Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	10.1	10.1	10.3	—%
^Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	506.1	506.1	455.9	0.16%
^Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	10.6	10.6	9.5	—%
^Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	501.5	501.5	497.8	0.18%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	$13.4	$13.4	$12.9	—%
^Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	55.9	55.9	55.9	0.02%
^Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	77.4	77.4	69.8	0.03%
^VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	75.1	75.1	67.7	0.02%
^ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	10.7	10.7	9.7	—%
^Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	20.1	20.1	18.2	0.01%
^Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	226.2	226.2	211.8	0.08%
^AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	236.8	236.8	246.4	0.09%
^ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	460.4	460.4	430.3	0.15%
^Farmer Boy Diner Inc dba Farmer Boy Diner & Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2026	44.4	44.4	45.3	0.02%
^Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	97.1	97.1	100.5	0.04%
^Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	77.7	77.7	79.3	0.03%
^Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	201.0	201.0	207.0	0.07%
^Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	299.6	299.6	305.9	0.11%
^Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	7.3	7.3	6.9	—%
^PennyLion LLC dba Creamistry	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2026	72.8	72.8	67.1	0.02%
^International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	165.8	165.8	155.9	0.06%
^Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	20.0	20.0	20.4	0.01%
^Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	77.7	77.7	70.0	0.03%
^Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	20.0	20.0	18.2	0.01%
^Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	12.4	12.4	12.8	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	$11.3	$11.3	$10.2	—%
^National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,109.5	1,109.5	1,118.9	0.40%
^Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	6.6	6.6	6.6	—%
^HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	17.2	17.2	15.9	0.01%
^J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	59.9	59.9	55.1	0.02%
^Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	45.3	45.3	47.3	0.02%
^J Harris Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/13/2026	38.3	38.3	36.3	0.01%
^FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	256.2	256.2	272.6	0.10%
^LED Lighting Enterprises LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/13/2026	20.0	20.0	18.4	0.01%
^Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	20.0	20.0	18.5	0.01%
^Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	129.1	129.1	133.4	0.05%
^The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/12/2026	19.3	19.3	17.4	0.01%
^Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	120.8	120.8	127.3	0.05%
^Gator D’Lites LLC dba D’Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	20.0	20.0	18.0	0.01%
^Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	80.3	80.3	83.0	0.03%
^Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	115.0	115.0	117.5	0.04%
^Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	19.8	19.8	17.9	0.01%
^Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	55.1	55.1	56.2	0.02%
^Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	35.9	35.9	32.3	0.01%
^La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	79.5	79.5	81.2	0.03%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	6.6	6.6	6.0	—%
^May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	240.8	240.8	257.5	0.09%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	$171.0	$171.0	$182.9	0.07%
^Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	231.2	231.2	216.3	0.08%
^Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	147.8	147.8	158.0	0.06%
^Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	63.2	63.2	67.2	0.02%
^Atlantic Restaurant Associates LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/28/2041	255.4	255.4	269.4	0.10%
^Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,219.4	1,219.4	1,304.0	0.47%
^Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	657.0	657.0	692.9	0.25%
^Shepherd Appraisal Services LLC dba Property Damage Appraisers of Oklahoma	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	7.9	7.9	7.1	—%
^Knowledge First Inc dba Magic Years of Learning	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2026	70.6	70.6	69.1	0.02%
^Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	75.4	75.4	69.4	0.02%
^Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	79.3	79.3	71.4	0.03%
^Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	654.6	654.6	656.7	0.24%
^Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	243.2	243.2	244.5	0.09%
^McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	414.1	414.1	442.8	0.16%
^Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	49.3	49.3	44.4	0.02%
^AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	6.9	6.9	7.1	—%
^Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	19.8	19.8	18.3	0.01%
^Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	77.1	77.1	71.7	0.03%
^Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	46.7	46.7	42.1	0.02%
^Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	268.2	268.2	281.0	0.10%
^KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	49.7	49.7	51.1	0.02%
^Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	19.7	19.7	17.7	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	$382.2	$382.2	$379.9	0.14%
^Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	503.2	503.2	521.2	0.19%
^Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	65.6	65.6	70.1	0.03%
^Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	55.1	55.1	58.9	0.02%
^Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	41.1	41.1	39.5	0.01%
^Farhad Brothers LLC dba Lulu’s Pizzeria & Family Restaurant and Marvin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2026	54.8	54.8	49.3	0.02%
^Cameo Carter, MD A Professional Corporation dba The Garden Pediatric Group	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	65.6	65.6	59.0	0.02%
^Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	19.9	19.9	20.3	0.01%
^NOSO Development, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/30/2026	163.9	163.9	147.5	0.05%
^Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	969.9	969.9	977.8	0.35%
^Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	250.5	250.5	264.9	0.10%
^MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	9.2	9.2	8.3	—%
^Beale Street Blues Company-West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	82.0	82.0	75.4	0.03%
^Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	17.4	17.4	16.6	0.01%
^Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	71.0	71.0	63.9	0.02%
^Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	327.8	327.8	295.0	0.11%
^Atlantis of Daytona LLC and Pierre Mamane and Eva Mamane	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2%	3/29/2041	491.7	491.7	499.9	0.18%
^Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	43.7	43.7	45.9	0.02%
^PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	43.8	43.8	41.3	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^ReNew Interior Surface Cleaning LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2026	$10.8	$10.8	$10.9	—%
^RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	49.2	49.2	44.3	0.02%
^Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	19.9	19.9	18.3	0.01%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	109.3	109.3	103.4	0.04%
^ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	109.3	109.3	111.5	0.04%
^International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	48.6	48.6	50.1	0.02%
^Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	3/24/2041	162.7	162.7	173.9	0.06%
^Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	43.7	43.7	44.0	0.02%
^Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	484.7	484.7	491.8	0.18%
^Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	98.6	98.6	105.4	0.04%
^growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	136.6	136.6	122.9	0.04%
^Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	488.0	488.0	441.6	0.16%
^Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	19.7	19.7	17.7	0.01%
^Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	78.4	78.4	83.2	0.03%
^ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,229.8	1,229.8	1,269.0	0.46%
^Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	43.3	43.3	38.9	0.01%
^Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	45.9	45.9	41.3	0.01%
^Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	13.8	13.8	13.0	—%
^Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	19.0	19.0	18.7	0.01%
^Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	918.7	918.7	864.7	0.31%
^K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	19.7	19.7	17.7	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	$48.1	$48.1	$49.1	0.02%
^R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	43.7	43.7	39.3	0.01%
^Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	73.0	73.0	77.2	0.03%
^HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	19.6	19.6	17.7	0.01%
^Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	76.4	76.4	70.0	0.03%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2026	94.2	94.2	92.6	0.03%
^Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	51.1	51.1	45.9	0.02%
^Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	193.4	193.4	183.9	0.07%
^ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	9.8	9.8	8.8	—%
^Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	131.1	131.1	120.2	0.04%
^State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	90.7	90.7	81.6	0.03%
^B.P.T.M. of NV LLC and Agentis Bros., LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2041	510.0	510.0	529.5	0.19%
^Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	7.0	7.0	6.3	—%
^A & A Auto Care LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2026	10.8	10.8	10.7	—%
^Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	19.7	19.7	18.7	0.01%
^Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	69.1	69.1	62.1	0.02%
^J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	6.6	6.6	5.9	—%
^Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	106.1	106.1	113.4	0.04%
^Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	7.1	7.1	6.5	—%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	45.0	45.0	45.2	0.02%
^Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	83.3	83.3	76.3	0.03%
^Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	13.0	13.0	11.8	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	$9.8	$9.8	$9.9	—%
^Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	16.3	16.3	15.3	0.01%
^Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	17.2	17.2	15.7	0.01%
^Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	95.1	95.1	88.0	0.03%
^The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	131.7	131.7	139.6	0.05%
^Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	45.4	45.4	41.2	0.01%
^Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	69.4	69.4	62.5	0.02%
^R-No-Landscaping LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/19/2026	7.2	7.2	6.6	—%
^BER Enterprise 332 Inc dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/19/2026	19.5	19.5	17.7	0.01%
^R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	13.7	13.7	13.8	—%
^Pacific Coast Medical Group LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/17/2026	212.5	212.5	216.8	0.08%
^B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	54.4	54.4	49.1	0.02%
^Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	282.2	282.2	271.5	0.10%
^Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	283.5	283.5	289.3	0.10%
^Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	607.0	607.0	648.7	0.23%
^Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	43.4	43.4	44.3	0.02%
^Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	19.4	19.4	19.8	0.01%
^Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	9.7	9.7	9.7	—%
^Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	53.8	53.8	54.3	0.02%
^SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	19.4	19.4	19.8	0.01%
^New Image Building Services, Inc. dba The Maids serving Oakland	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	71.6	71.6	67.0	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	$107.5	$107.5	$114.9	0.04%
^Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	65.7	65.7	70.2	0.03%
^Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	96.1	96.1	89.1	0.03%
^MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	16.0	16.0	14.5	0.01%
^Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	13.6	13.6	12.2	—%
^Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	1,067.6	1,067.6	962.6	0.35%
^V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	213.5	213.5	197.0	0.07%
^Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	99.0	99.0	103.4	0.04%
^800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	233.0	233.0	242.0	0.09%
^Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	291.8	291.8	301.7	0.11%
^The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	83.5	83.5	85.1	0.03%
^Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Gates	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	792.9	792.9	817.1	0.29%
^Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	15.4	15.4	14.4	0.01%
^G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	990.3	990.3	1,057.7	0.38%
^Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	149.5	149.5	134.4	0.05%
^Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	64.0	64.0	58.9	0.02%
^Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	29.7	29.7	27.1	0.01%
^Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	157.0	157.0	167.7	0.06%
^Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	57.4	57.4	53.0	0.02%
^Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	640.6	640.6	667.4	0.24%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	$88.7	$88.7	$90.4	0.03%
^Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	9.2	9.2	8.3	—%
^New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	758.9	758.9	767.4	0.28%
^Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	64.1	64.1	62.4	0.02%
^JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	213.5	213.5	192.0	0.07%
^Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	98.1	98.1	91.4	0.03%
^Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	363.7	363.7	384.7	0.14%
^SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	417.7	417.7	429.7	0.15%
^Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	106.8	106.8	98.6	0.04%
^Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	330.9	330.9	343.6	0.12%
^DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	19.2	19.2	19.0	0.01%
^Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	13.6	13.6	13.6	—%
^AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	19.2	19.2	18.9	0.01%
^Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	44.7	44.7	47.7	0.02%
^Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	6.4	6.4	6.5	—%
^Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	85.4	85.4	79.1	0.03%
^Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	92.9	92.9	86.3	0.03%
^My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	30.2	30.2	27.2	0.01%
^Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	2.5	2.5	2.5	—%
^Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	118.4	118.4	126.4	0.05%
^LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	486.4	486.4	510.5	0.18%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	$283.1	$283.1	$297.6	0.11%
^Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	362.3	362.3	380.7	0.14%
^401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	51.3	51.3	53.2	0.02%
^Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	90.7	90.7	92.5	0.03%
^Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	14.8	14.8	15.1	0.01%
^Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	106.1	106.1	99.5	0.04%
^Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	105.9	105.9	97.0	0.03%
^DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	9.5	9.5	8.6	—%
^State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	61.2	61.2	55.1	0.02%
^Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	738.3	738.3	784.0	0.28%
^Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	9.4	9.4	9.6	—%
^Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	76.4	76.4	69.8	0.03%
^Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	112.2	112.2	102.5	0.04%
^CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	236.8	236.8	236.1	0.08%
^S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	104.7	104.7	104.6	0.04%
^Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	608.0	608.0	649.4	0.23%
^E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	75.4	75.4	69.2	0.02%
^Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	110.3	110.3	110.9	0.04%
^Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	259.4	259.4	260.5	0.09%
^Bisson Transportation Inc dba I & R Associates and Document Security	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	18.9	18.9	18.5	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	$65.7	$65.7	$60.0	0.02%
^Top Cat Ready Mix, LLC, Ples Investments LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	597.3	597.3	554.1	0.20%
^Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	12.0	12.0	10.8	—%
^Financial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	33.6	33.6	30.2	0.01%
^Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	73.4	73.4	66.0	0.02%
^ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	18.9	18.9	17.4	0.01%
^Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	668.0	668.0	634.2	0.23%
^SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	60.0	60.0	53.9	0.02%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	104.1	104.1	93.5	0.03%
^Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	58.8	58.8	59.1	0.02%
^Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	72.7	72.7	65.3	0.02%
^Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	18.7	18.7	16.8	0.01%
^Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	137.5	137.5	146.6	0.05%
^R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	324.3	324.3	321.5	0.12%
^Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	84.1	84.1	87.0	0.03%
^RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	383.5	383.5	395.2	0.14%
^The Grasso Companies LLC and Grasso Pavement Maintenance LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	428.0	428.0	435.8	0.16%
^Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	426.0	426.0	434.1	0.16%
^Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	925.2	925.2	941.5	0.34%
^Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	8.2	8.2	7.9	—%
^Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.0	13.0	13.8	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	$600.8	$600.8	$625.4	0.22%
^Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	314.8	314.8	336.0	0.12%
^J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	17.5	17.5	17.9	0.01%
^Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	59.6	59.6	62.1	0.02%
^Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	41.7	41.7	37.4	0.01%
^J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	127.1	127.1	114.1	0.04%
^Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	307.6	307.6	320.5	0.12%
^Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	157.4	157.4	154.5	0.06%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	41.6	41.6	39.1	0.01%
^IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	556.8	556.8	500.0	0.18%
^Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	13.2	13.2	11.9	—%
^MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	6.9	6.9	6.2	—%
^Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	104.2	104.2	93.5	0.03%
^Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	391.7	391.7	415.0	0.15%
^FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	125.0	125.0	112.2	0.04%
^Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	53.7	53.7	54.5	0.02%
^Veliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	42.2	42.2	38.8	0.01%
^B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	82.6	82.6	74.2	0.03%
^Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	134.6	134.6	143.6	0.05%
^AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	349.7	349.7	352.6	0.13%
^Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	658.5	658.5	702.8	0.25%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	$6.9	$6.9	$6.4	—%
^Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	18.4	18.4	16.5	0.01%
^The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,041.2	1,041.2	998.9	0.36%
^LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	67.1	67.1	64.0	0.02%
^Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	12.5	12.5	11.3	—%
^J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	91.1	91.1	95.9	0.03%
^Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	69.6	69.6	63.7	0.02%
^B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	532.9	532.9	544.2	0.20%
^3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	132.3	132.3	139.9	0.05%
^God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	43.8	43.8	39.3	0.01%
^GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	139.1	139.1	144.2	0.05%
^Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	59.5	59.5	56.7	0.02%
^SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	70.0	70.0	63.6	0.02%
^LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	102.4	102.4	100.0	0.04%
^Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	53.8	53.8	50.7	0.02%
^Beale Street Blues Company-West Palm Beach LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	54.3	54.3	50.3	0.02%
^Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	80.9	80.9	77.7	0.03%
^Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	18.4	18.4	16.6	0.01%
^Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	52.6	52.6	47.3	0.02%
^Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	333.8	333.8	340.8	0.12%
^Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	80.3	80.3	77.3	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	$234.9	$234.9	$238.7	0.09%
^Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	44.3	44.3	47.1	0.02%
^Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	228.8	228.8	227.8	0.08%
^Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	60.9	60.9	62.1	0.02%
^BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	203.2	203.2	219.3	0.08%
^Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	12.9	12.9	12.7	—%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	261.7	261.7	267.9	0.10%
^Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	274.0	274.0	270.3	0.10%
^CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	129.6	129.6	139.0	0.05%
^TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	18.2	18.2	19.1	0.01%
^Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	363.4	363.4	391.2	0.14%
^SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	53.8	53.8	52.7	0.02%
^E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	18.3	18.3	17.9	0.01%
^Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.465%	6/25/2040	1,167.1	1,167.1	1,251.2	0.45%
^Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	236.2	236.2	250.2	0.09%
^Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	18.3	18.3	18.3	0.01%
^Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	527.6	527.6	575.2	0.21%
^RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	18.1	18.1	17.7	0.01%
^Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	43.1	43.1	44.4	0.02%
^PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	12.1	12.1	11.9	—%
^KRN Logistics, LLC and Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	448.4	448.4	450.6	0.16%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	$49.7	$49.7	$48.8	0.02%
^Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	378.7	378.7	389.6	0.14%
^AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	83.0	83.0	90.2	0.03%
^Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	105.9	105.9	103.8	0.04%
^Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	95.6	95.6	93.8	0.03%
^Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	132.7	132.7	139.0	0.05%
^Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	277.6	277.6	302.6	0.11%
^Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	53.8	53.8	58.6	0.02%
^Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	9.7	9.7	9.4	—%
^Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	12.7	12.7	12.5	—%
^ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	50.3	50.3	49.8	0.02%
^Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	86.6	86.6	94.4	0.03%
^Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	101.5	101.5	99.8	0.04%
^XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	6.7	6.7	6.5	—%
^Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	7.2	7.2	7.2	—%
^God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	11.4	11.4	11.8	—%
^Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	166.2	166.2	180.0	0.06%
^Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	17.7	17.7	17.4	0.01%
^Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	579.6	579.6	573.0	0.21%
^15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	245.5	245.5	261.7	0.09%
^Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	52.3	52.3	51.5	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	$105.1	$105.1	$103.1	0.04%
^South Park Properties LLC and Midlothian Hardware LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	161.7	161.7	176.2	0.06%
^Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	96.1	96.1	101.0	0.04%
^Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	77.3	77.3	84.3	0.03%
^Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	12.0	12.0	11.7	—%
^Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	17.2	17.2	17.1	0.01%
^Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	17.0	17.0	16.7	0.01%
^Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	17.9	17.9	17.6	0.01%
^Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	35.4	35.4	34.7	0.01%
^Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	70.1	70.1	75.4	0.03%
^Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	707.0	707.0	751.1	0.27%
^T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	130.3	130.3	134.3	0.05%
^Havana Central NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	218.9	218.9	225.2	0.08%
^Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	407.8	407.8	432.3	0.16%
^Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	98.8	98.8	99.4	0.04%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	78.9	78.9	81.3	0.03%
^Sunset Marine Resort LLC and GoXpeditions LLC	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	287.0	287.0	312.7	0.11%
^Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	979.0	979.0	958.7	0.34%
^Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	985.7	985.7	1,044.9	0.38%
^Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	84.3	84.3	85.2	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	$102.8	$102.8	$103.7	0.04%
^Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	51.4	51.4	55.8	0.02%
^Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	17.8	17.8	17.4	0.01%
^Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	770.5	770.5	838.3	0.30%
^Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	9.5	9.5	9.3	—%
^Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	107.0	107.0	116.5	0.04%
^Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	41.1	41.1	44.1	0.02%
^R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	81.3	81.3	88.5	0.03%
^MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	152.9	152.9	163.7	0.06%
^Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	86.8	86.8	93.4	0.03%
^BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	164.1	164.1	177.5	0.06%
^Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	182.4	182.4	195.3	0.07%
^Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	8.9	8.9	9.2	—%
^Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	49.5	49.5	48.7	0.02%
^Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,192.7	1,192.7	1,299.2	0.47%
^Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	51.7	51.7	53.3	0.02%
^Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	9.8	9.8	9.5	—%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	58.9	58.9	63.0	0.02%
^Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	58.2	58.2	58.4	0.02%
^Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	163.0	163.0	174.3	0.06%
^740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	467.6	467.6	509.4	0.18%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	$63.0	$63.0	$67.7	0.02%
^DuCharme Realty LLC and DuCharme Enterprises LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	213.8	213.8	227.8	0.08%
^Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	63.4	63.4	62.5	0.02%
^Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	64.6	64.6	63.9	0.02%
^Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	12.4	12.4	12.8	—%
^Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	5.4	5.4	5.2	—%
^Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	126.0	126.0	136.8	0.05%
^Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	85.4	85.4	87.9	0.03%
^Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	172.0	172.0	176.2	0.06%
^FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	233.6	233.6	248.2	0.09%
^First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	221.9	221.9	225.7	0.08%
^Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,139.4	1,139.4	1,240.2	0.45%
^401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	452.7	452.7	489.7	0.18%
^The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	501.7	501.7	531.9	0.19%
^Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	473.1	473.1	514.9	0.18%
^Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	194.1	194.1	211.3	0.08%
^Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	144.2	144.2	143.5	0.05%
^MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	36.7	36.7	36.2	0.01%
^B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	50.9	50.9	55.4	0.02%
^The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	961.0	961.0	943.3	0.34%
^Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	130.7	121.7	134.5	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	$155.5	$155.5	$166.1	0.06%
^All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	307.5	307.5	306.9	0.11%
^Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	130.9	130.9	139.3	0.05%
^The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	42.0	42.0	41.8	0.02%
^Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	141.5	141.5	151.5	0.05%
^DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	10.1	10.1	10.3	—%
^Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	167.5	167.5	164.7	0.06%
^Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	32.0	32.0	31.3	0.01%
^J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	578.9	578.9	570.4	0.20%
^DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	113.3	113.3	122.5	0.04%
^MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	53.7	53.7	54.4	0.02%
^JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	171.2	171.2	184.3	0.07%
^Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	0.7	0.7	0.7	—%
^Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	451.5	451.5	487.6	0.18%
^Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	147.7	147.7	160.1	0.06%
^Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	85.3	85.3	91.4	0.03%
^Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	84.0	84.0	89.4	0.03%
^One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	15.5	15.5	15.2	0.01%
^DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	95.9	95.9	104.0	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	$141.3	$141.3	$140.5	0.05%
^Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,192.8	1,192.8	1,298.3	0.47%
^Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	56.6	56.6	61.0	0.02%
^Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	70.0	70.0	71.6	0.03%
^Michael Rey Jr. and Lynn J. Williams and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	116.8	116.8	126.5	0.05%
^Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	40.1	40.1	41.2	0.01%
^Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	240.6	240.6	256.9	0.09%
^Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	94.1	94.1	102.2	0.04%
^Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	306.9	306.9	333.8	0.12%
^The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	489.6	489.6	532.5	0.19%
^Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	54.1	54.1	58.8	0.02%
^Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	16.8	16.8	16.6	0.01%
^Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	696.2	696.2	752.3	0.27%
^6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	432.6	432.6	456.4	0.16%
^North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	150.0	150.0	162.0	0.06%
^Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	23.4	23.4	22.9	0.01%
^Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	136.9	136.9	148.9	0.05%
^Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	43.4	43.4	42.4	0.02%
^Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	402.5	402.5	434.3	0.16%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	204.5	204.5	204.1	0.07%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	$1,176.2	$1,176.2	$1,270.9	0.46%
^Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	470.6	470.6	460.7	0.17%
^B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	59.7	59.7	58.4	0.02%
^Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	38.8	38.8	38.2	0.01%
^Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	859.0	859.0	934.3	0.34%
^Lamjam LLC, Goldsmith Lambros Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	100.0	100.0	102.8	0.04%
^Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	23.5	23.5	22.9	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	89.3	89.3	89.7	0.03%
^Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	48.4	48.4	51.9	0.02%
^Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	91.9	91.9	89.8	0.03%
^Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	136.9	136.9	148.9	0.05%
^S&P Holdings of Daytona LLC, S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	384.5	384.5	418.2	0.15%
^Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	177.0	177.0	192.5	0.07%
^Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	677.8	677.8	734.8	0.26%
^AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	40.1	40.1	39.5	0.01%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	288.2	288.2	289.1	0.10%
^575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	20.4	20.4	22.1	0.01%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	140.6	140.6	152.9	0.05%
^Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	95.8	95.8	103.2	0.04%
^AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	194.6	194.6	213.9	0.08%
^Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	38.5	38.5	39.3	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	$72.3	$72.3	$74.8	0.03%
^Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	820.1	820.1	901.2	0.32%
^iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	590.9	590.9	643.1	0.23%
^FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	301.1	301.1	329.8	0.12%
^Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	45.0	45.0	46.5	0.02%
^JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	132.6	132.6	145.4	0.05%
^Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	449.3	449.3	492.3	0.18%
^Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	218.4	218.4	239.2	0.09%
^510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	251.4	251.4	259.9	0.09%
^Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	861.0	861.0	946.2	0.34%
^Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	43.9	43.9	45.4	0.02%
^Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	90.5	90.5	92.5	0.03%
^NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	61.7	61.7	67.8	0.02%
^Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	87.8	87.8	96.5	0.03%
^Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	16.3	16.3	16.6	0.01%
^Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	51.9	51.9	56.8	0.02%
^CJR LLC, and PowerWash Plus, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	37.9	37.9	39.1	0.01%
^Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	16.1	16.1	16.6	0.01%
^Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	93.7	93.7	95.3	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	$13.8	$13.8	$14.1	0.01%
^Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	43.0	43.0	43.7	0.02%
^Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	154.8	154.8	169.1	0.06%
^The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	84.6	84.6	92.7	0.03%
^AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	101.5	101.5	111.5	0.04%
^Gerami Realty, LC, Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	62.9	62.9	65.9	0.02%
^Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	19.5	19.5	21.4	0.01%
^Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	96.8	96.8	106.4	0.04%
^Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	132.1	132.1	134.7	0.05%
^1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	127.2	127.2	139.6	0.05%
^Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	117.7	117.7	120.4	0.04%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	86.2	86.2	94.0	0.03%
^Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	417.7	417.7	457.7	0.16%
^Little People’s Village II LLC and Iliopoulos Realty LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	95.1	95.1	103.7	0.04%
^Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	522.7	522.7	537.3	0.19%
^Kemmer, LLC and Pitts Package Store, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	109.5	109.5	118.9	0.04%
^Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	118.0	118.0	129.2	0.05%
^Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	402.7	402.7	440.9	0.16%
^Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	135.1	135.1	147.5	0.05%
^636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	72.6	72.6	79.7	0.03%
^Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	103.2	103.2	113.3	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	$20.3	$20.3	$21.0	0.01%
^SE Properties 39 Old Route 146, LLC, SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	380.7	380.7	418.0	0.15%
^Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	202.6	202.6	220.8	0.08%
^Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	875.7	875.7	919.0	0.33%
^Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	207.9	207.9	228.3	0.08%
^Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	146.5	146.5	160.4	0.06%
^R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	387.8	387.8	423.9	0.15%
^Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	243.3	243.3	249.9	0.09%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	199.2	199.2	217.5	0.08%
^952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	196.0	196.0	214.0	0.08%
^Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	110.5	110.5	114.1	0.04%
^96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	131.9	131.9	144.8	0.05%
^JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	194.3	194.3	198.0	0.07%
^Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	58.4	58.4	59.6	0.02%
^986 Dixwell Avenue Holding Company, LLC and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	92.4	92.4	101.2	0.04%
^Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	119.9	119.9	131.5	0.05%
^JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	96.2	96.2	98.5	0.04%
^Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	14.9	14.9	15.4	0.01%
^Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	575.7	575.7	604.3	0.22%
^Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	848.7	848.7	925.6	0.33%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	$299.3	$299.3	$326.2	0.12%
^KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	155.7	155.7	163.9	0.06%
^Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	204.9	204.9	224.5	0.08%
^Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	82.2	82.2	90.2	0.03%
^PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	513.5	513.5	560.6	0.20%
^TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	375.1	375.1	409.8	0.15%
^TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	12.6	12.6	12.9	—%
^920 CHR Realty LLC V. Garofalo Carting Inc	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	387.3	387.3	424.9	0.15%
^DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	128.3	128.3	140.8	0.05%
^Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	96.4	96.4	104.8	0.04%
^Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	267.3	267.3	273.5	0.10%
^BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	70.6	70.6	77.3	0.03%
^Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	45.1	45.1	45.8	0.02%
^Wallace Holdings LLC, GFA International Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	83.5	83.5	84.3	0.03%
^AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	10.4	10.4	10.5	—%
^Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	30.8	30.8	31.3	0.01%
^Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	50.3	50.3	51.2	0.02%
^Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	3.8	3.8	3.8	—%
^Polpo Realty, LLC, Polpo Restaurant, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	57.5	57.5	63.1	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	$874.3	$874.3	$954.3	0.34%
^Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	126.9	126.9	138.9	0.05%
^Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	549.6	549.6	598.2	0.21%
^Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	29.1	29.1	30.0	0.01%
^1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	195.8	195.8	214.5	0.08%
^New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	219.5	219.5	223.8	0.08%
^Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	145.0	145.0	149.5	0.05%
^Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	226.8	226.8	247.3	0.09%
^Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	58.0	58.0	59.1	0.02%
^First Steps Real Estate Company, LLC and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	89.7	89.7	97.6	0.04%
^Lenoir Business Partners LLC, LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	271.6	271.6	297.2	0.11%
^Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	110.6	110.6	121.2	0.04%
^Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	205.6	205.6	224.3	0.08%
^Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	317.0	317.0	347.5	0.12%
^Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	307.8	307.8	336.3	0.12%
^Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	696.0	696.0	759.1	0.27%
^Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	91.9	91.9	100.7	0.04%
^Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	426.0	426.0	467.0	0.17%
^HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	177.5	177.5	182.3	0.07%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	$47.1	$47.1	$51.6	0.02%
^Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	83.0	83.0	90.4	0.03%
^Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	8.1	8.1	8.2	—%
^Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	30.5	30.5	31.0	0.01%
^Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	246.9	246.9	269.8	0.10%
^Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	103.2	103.2	112.6	0.04%
^Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	10.6	10.6	10.8	—%
^Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	108.7	108.7	110.6	0.04%
^Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	44.2	44.2	46.3	0.02%
^The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	285.1	285.1	289.9	0.10%
^Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	114.2	114.2	124.8	0.04%
^Alma J. and William R. Walton and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	36.3	36.3	39.8	0.01%
^B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	35.4	35.4	35.9	0.01%
^Schmaltz Holdings, LLC and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	204.7	204.7	223.3	0.08%
^Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	84.3	84.3	86.8	0.03%
^IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	445.0	445.0	454.0	0.16%
^ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	396.6	396.6	408.4	0.15%
^Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	28.0	28.0	28.8	0.01%
^Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	121.4	121.4	122.8	0.04%
^RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	52.4	52.4	54.0	0.02%
^JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	12.5	12.5	12.7	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Island Nautical Enterprises, Inc. and Ingwall Holdings, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	$317.9	$317.9	$346.2	0.12%
^Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	14.6	14.6	14.8	0.01%
^Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	173.9	173.9	189.5	0.07%
^Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	7.6	7.6	7.8	—%
^Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	85.2	85.2	93.3	0.03%
^Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	2.2	2.2	2.4	—%
^Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	56.1	56.1	57.8	0.02%
^Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	34.4	34.4	34.8	0.01%
^Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	28.6	28.6	29.5	0.01%
^GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	89.1	89.1	98.1	0.04%
^JRA Holdings LLC, Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	109.0	109.0	120.1	0.04%
^2161 Highway 6 Trail, LLC, R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	665.4	665.4	697.0	0.25%
^Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	693.9	693.9	733.7	0.26%
^KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	217.1	217.1	222.8	0.08%
^Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	830.6	830.6	915.1	0.33%
^Willowbrook Properties LLC, Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	170.1	170.1	187.3	0.07%
^(EPC) Absolute Desire LLC and Mark H. Szierer, Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	172.3	172.3	189.4	0.07%
^RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	116.1	116.1	119.1	0.04%
^Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	39.3	39.3	40.5	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	$30.7	$30.7	$31.5	0.01%
^PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	500.9	500.9	550.9	0.20%
^Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	61.2	61.2	62.8	0.02%
^Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	141.6	141.6	145.8	0.05%
^Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	49.0	49.0	50.4	0.02%
^1258 Hartford TPKE, LLC and Phelps and Sons, Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	113.1	113.1	124.2	0.04%
^Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	432.5	432.5	476.1	0.17%
^MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	305.5	305.5	335.3	0.12%
^Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	211.9	211.9	223.8	0.08%
^A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	299.6	299.6	329.5	0.12%
^American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	487.8	487.8	536.0	0.19%
^Michael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	61.3	61.3	67.4	0.02%
^M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	198.8	198.8	204.6	0.07%
^Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	48.3	48.3	49.5	0.02%
^J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	112.1	112.1	115.5	0.04%
^Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	34.2	34.2	35.2	0.01%
^Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	316.1	316.1	325.1	0.12%
^Golden Gate Lodging LLC	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	104.4	104.4	114.8	0.04%
^River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	432.8	432.8	475.8	0.17%
^Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	62.7	62.7	64.3	0.02%
^Osceola River Mill, LLC, Ironman Machine, Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	78.1	78.1	85.9	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	$46.3	$46.3	$50.9	0.02%
^Retain Loyalty LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	96.2	96.2	105.9	0.04%
^Outcome Driven Innovation, Inc. dba ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	50.2	50.2	51.5	0.02%
^Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	113.4	113.4	124.8	0.04%
^North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	9.0	9.0	9.3	—%
^MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	233.4	233.4	256.5	0.09%
^Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	399.7	399.7	439.3	0.16%
^Macho LLC, Madelaine Chocolate Novelties Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	453.3	453.3	498.5	0.18%
^Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	56.9	56.9	58.3	0.02%
^Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	32.2	32.2	33.8	0.01%
^John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	300.0	300.0	308.6	0.11%
^Polpo Realty LLC & Polpo Restaurant LLC dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	467.1	467.1	513.6	0.18%
^Martin L Hopp, MD PHD A Medical Corp dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	38.5	38.5	39.5	0.01%
^Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	298.5	298.5	313.7	0.11%
^Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	130.7	130.7	134.1	0.05%
^Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	259.0	259.0	284.7	0.10%
^Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	204.2	204.2	224.5	0.08%
^D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	5.6	5.6	5.7	—%
^Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	166.8	166.8	183.3	0.07%
^DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	34.8	34.8	35.8	0.01%
^U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	86.6	86.6	95.3	0.03%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	$157.5	$157.5	$161.6	0.06%
^R & J Petroleum LLC, Manar USA, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	162.0	162.0	178.0	0.06%
^St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	12.1	12.1	12.5	—%
^Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	12.8	12.8	13.1	—%
^Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	239.2	239.2	262.3	0.09%
^Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	104.5	104.5	106.9	0.04%
^LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	617.8	617.8	678.8	0.24%
^University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	42.4	42.4	43.6	0.02%
^Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	165.9	165.9	182.0	0.07%
^LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	226.0	226.0	247.9	0.09%
^O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	58.7	58.7	64.3	0.02%
^AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	9.0	9.0	9.3	—%
^New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	255.4	255.4	279.8	0.10%
^Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	322.0	322.0	353.8	0.13%
^Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	57.1	57.1	58.7	0.02%
^Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	8.0	8.0	8.2	—%
^Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	256.5	256.5	282.2	0.10%
^WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	82.4	82.4	85.4	0.03%
^Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	736.2	736.2	756.2	0.27%
^Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	62.0	62.0	68.2	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	$26.4	$26.4	$27.1	0.01%
^Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	10.7	10.7	11.0	—%
^ALF, LLC, Mulit-Service Eagle Tires	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	55.9	55.9	61.5	0.02%
^Craig R Freehauf dba Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	16.0	16.0	16.5	0.01%
^Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	251.6	251.6	277.0	0.10%
^Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	11.8	11.8	12.1	—%
^Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	550.0	550.0	604.8	0.22%
^Bisson Moving & Storage Company Bisson Transportation Inc	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	319.5	319.5	328.2	0.12%
^Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	338.2	338.2	372.3	0.13%
^Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	4.2	4.2	4.3	—%
^Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	288.3	288.3	296.0	0.11%
^Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	5.1	5.1	5.2	—%
^Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	95.2	95.2	97.4	0.03%
^Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	187.0	187.0	200.7	0.07%
^Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	669.6	669.6	736.4	0.26%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	2,623.4	2,623.4	2,885.4	1.04%
^DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	734.2	734.2	753.2	0.27%
^Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	77.5	77.5	81.8	0.03%
^Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	852.3	852.3	896.6	0.32%
^ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	596.3	596.3	626.7	0.23%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	$440.1	$440.1	$483.6	0.17%
^K’s Salon, LLC dba K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	35.5	35.5	36.3	0.01%
^15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	118.7	118.7	121.5	0.04%
^M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	135.5	135.5	138.7	0.05%
^Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	148.7	148.7	152.3	0.05%
^MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	65.0	65.0	66.5	0.02%
^K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	27.6	27.6	28.2	0.01%
^28 Cornelia Street Properties, LLC and Zouk, Ltd.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	10.4	10.4	10.6	—%
^39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	72.3	72.3	79.3	0.03%
^Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	137.7	137.7	140.8	0.05%
^39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	24.6	24.6	27.0	0.01%
^PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	119.7	119.7	131.4	0.05%
^Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	479.9	479.9	489.7	0.18%
^Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	28.5	28.5	29.1	0.01%
^Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	38.0	38.0	38.8	0.01%
^Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	14.3	14.3	15.7	0.01%
^Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	79.1	79.1	80.8	0.03%
^Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	116.0	116.0	127.3	0.05%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	$36.8	$36.8	$40.4	0.01%
^A & A Auto Care, LLC dba A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	88.0	88.0	96.6	0.03%
^LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	66.8	66.8	73.4	0.03%
^MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	217.9	217.9	239.5	0.09%
^Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	38.8	38.8	42.7	0.02%
^Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	303.8	303.8	333.9	0.12%
^Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	221.2	221.2	243.0	0.09%
^Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	12.2	12.2	12.5	—%
^J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	398.3	398.3	437.7	0.16%
^Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	26.9	26.9	27.5	0.01%
^Demand Printing Solutions, Inc. and MLM Enterprises, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	6.9	6.9	7.0	—%
^Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	87.9	87.9	89.8	0.03%
^Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	109.6	109.6	120.5	0.04%
^Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	113.8	113.8	125.1	0.04%
^Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	13.3	13.3	14.6	0.01%
^Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	23.0	23.0	23.5	0.01%
^Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	61.5	61.5	62.8	0.02%
^Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	31.3	31.3	32.3	0.01%
^SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	52.3	52.3	57.5	0.02%
^Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	26.5	26.5	29.1	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	$96.7	$96.7	$106.2	0.04%
^Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	2.7	2.7	2.8	—%
^Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	1,316.8	1,334.6	1,444.1	0.52%
^Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	72.8	72.8	75.4	0.03%
^Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	23.5	23.5	25.8	0.01%
^Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	24.4	24.4	24.8	0.01%
^Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	28.8	28.8	31.6	0.01%
^West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	126.3	126.3	138.5	0.05%
^K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	6.4	6.4	6.5	—%
^Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	192.6	192.6	211.1	0.08%
^Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	30.5	30.5	31.0	0.01%
^Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	70.6	70.6	71.9	0.03%
^Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	6.0	6.0	6.1	—%
^Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	42.2	42.2	46.2	0.02%
^Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	206.1	206.1	225.8	0.08%
^California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	61.3	61.3	62.5	0.02%
^DDLK Investments LLC dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	1.6	1.6	1.6	—%
^Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	13.2	13.2	13.4	—%
^ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	15.9	15.9	16.2	0.01%
^I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	62.7	62.7	68.6	0.02%
^Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	9.1	9.1	9.3	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	$6.6	$6.6	$6.7	—%
^Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	79.3	79.3	86.8	0.03%
^B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	182.0	182.0	199.2	0.07%
^M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	28.2	28.2	28.7	0.01%
^Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	35.7	35.7	37.9	0.01%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	1.9	1.9	1.9	—%
^ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	2.4	2.4	2.4	—%
^Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	11.5	11.5	11.7	—%
^M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	57.0	57.0	58.0	0.02%
^New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	0.5	0.5	0.6	—%
^Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	1.8	1.8	1.9	—%
^Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	35.2	35.2	38.4	0.01%
^Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	25.8	25.8	26.8	0.01%
^David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	2.3	2.3	2.3	—%
^CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	13.4	13.4	13.5	—%
^KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	48.0	48.0	52.5	0.02%
^Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	2.5	2.5	2.5	—%
^Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	121.1	121.1	132.3	0.05%
^Rover Repairs	Repair and Maintenance	Term Loan	Prime plus 2.5%	11/28/2029	51.4	35.9	54.2	0.02%
^Supreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	51.5	51.5	52.1	0.02%
^Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	6.4	6.4	6.5	—%
^Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	1.7	1.7	1.8	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	$9.6	$9.6	$9.7	—%
^Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	0.6	0.6	0.6	—%
^Peter Thomas Roth Labs	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	41.1	41.1	41.4	0.01%
^CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	11.0	11.0	11.0	—%
^Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	0.3	0.3	0.3	—%
^D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	49.0	49.0	52.8	0.02%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	8/31/2019	68.1	68.1	68.9	0.02%
^Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	48.2	48.2	48.4	0.02%
^Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	0.3	0.3	0.3	—%
^Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	30.6	30.6	30.7	0.01%
^Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	0.5	0.5	0.5	—%
^A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	2.2	2.2	2.2	—%
^All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	36.4	36.4	39.5	0.01%
^Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	0.1	0.1	0.1	—%
^Connect Litigation Technology, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2%	10/18/2025	25.2	17.6	25.7	0.01%
^1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	11.9	11.9	12.8	—%
^Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	170.4	170.4	176.3	0.06%
^Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	29.6	29.6	31.0	0.01%
^Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	173.9	173.9	183.4	0.07%
^Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	8%	12/31/2018	27.5	27.5	27.7	0.01%
^Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	65.4	65.4	69.3	0.02%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	$8.6	$8.6	$9.2	—%
^Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	3.0	3.0	3.2	—%
^Mogas Limited	Gasoline Stations	Term Loan	Prime plus 2.75%	5/31/2030	69.6	48.7	74.5	0.03%
^Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	61.5	61.5	65.9	0.02%
^Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	8.5	8.5	9.1	—%
^Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	13.1	13.1	13.7	—%
^Patricia Hughes Jones, MD PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/13/2020	3.7	2.5	3.8	—%
^Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5%	2/1/2025	2.7	2.7	2.9	—%
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	15.8	15.8	16.5	0.01%
^McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	10.9	10.9	11.6	—%
^Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	8.3	8.3	8.6	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	65.2	65.2	66.9	0.02%
^West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	826.6	826.6	868.6	0.31%
^Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	24.8	24.8	25.8	0.01%
^Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	16.0	16.0	16.6	0.01%
^Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	16.4	16.4	17.3	0.01%
^Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	40.2	40.2	42.3	0.02%
^Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	6.8	6.8	7.0	—%
^RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	6.0	6.0	6.2	—%
^Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	7.9	7.9	8.1	—%
^Ralph Werner dba Werner Transmission Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	1.9	1.9	2.0	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
^Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	$29.6	$29.6	$30.7	0.01%
^OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	3.4	3.4	3.5	—%
^CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	27.4	27.4	28.0	0.01%
^Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	4.4	4.4	4.6	—%
^Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	10.7	10.7	10.9	—%
^Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	24.8	24.8	25.4	0.01%
^Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	22.9	22.9	23.4	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	12.4	12.4	12.8	—%
^LABH, Inc., Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	36.7	36.7	37.6	0.01%
^Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	6.1	6.1	6.3	—%
^Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	17.4	17.4	17.8	0.01%
^Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	26.4	26.4	27.1	0.01%
^Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	5.5	5.5	5.7	—%
^Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	11.8	11.8	11.9	—%
^Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	3.2	3.2	3.3	—%
^Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	38.8	38.8	39.6	0.01%
^Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	3.1	3.1	3.2	—%
^Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	9.4	9.4	9.7	—%
^Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	10.8	10.8	11.2	—%
^P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	7.0	7.0	7.1	—%
^RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	5.0	5.0	5.1	—%
Total Performing SBA Unguaranteed Investments					$264,318.4	$264,282.0	$266,467.1	95.74%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-Performing SBA Unguaranteed Investments(3)
*^200 North 8th Street Associates LLC and Enchanted Acres Farm	Food Manufacturing	Term Loan	6.25%	5/4/2028	$469.3	$469.3	$436.5	0.16%
*^214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	6%	11/29/2037	81.7	81.7	—	—%
*^Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	6.75%	11/25/2040	68.4	68.4	2.8	—%
*^Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	6.25%	9/18/2040	34.7	34.7	—	—%
*^Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	387.4	387.4	360.3	0.13%
*^AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.7	305.7	—	—%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.8	34.8	—	—%
*^B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	15.5	15.5	14.6	0.01%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.4	177.4	95.5	0.03%
*^Fieldstone Quick Stop LLC, Barber Investments LLC, Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	407.3	407.3	2.6	—%
*^Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar	Gasoline Stations	Term Loan	6.25%	8/15/2039	146.3	146.3	—	—%
*Bone Bar & Grill LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2042	73.4	73.4	64.2	0.02%
*^Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	811.7	811.7	431.3	0.15%
*Calhoun Satellite Communications, Inc.	Telecommunications	Term Loan	Prime plus 2.75%	12/2/2026	189.1	189.1	172.6	0.06%
*^Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	59.0	59.0	56.5	0.02%
*^Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.5	43.5	—	—%
*^CLU Amboy, LLC and Amboy Group, LLC dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	479.8	479.8	446.2	0.16%
*^CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2026	166.1	166.1	154.5	0.06%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	$272.7	$272.7	$234.6	0.08%
*^Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	94.3	94.3	—	—%
*^D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	6.5%	12/16/2025	81.2	81.2	55.5	0.02%
*^Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	0.3	0.3	0.3	—%
*^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/31/2035	126.0	126.0	118.9	0.04%
*^Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/29/2023	64.8	64.8	61.1	0.02%
*^Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	78.4	78.4	—	—%
*^DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	54.8	54.8	43.9	0.02%
*^E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	4,923.2	5,047.3	2,529.6	0.91%
*^ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	6.75%	4/25/2024	273.8	273.8	—	—%
*^ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	6.75%	12/11/2025	32.8	32.8	—	—%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	314.9	314.9	28.4	0.01%
*^Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	73.4	73.4	—	—%
*^Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	12.2	12.2	9.4	—%
*^EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	86.4	86.4	8.1	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/30/2022	233.5	233.5	11.2	—%
*^Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	4/25/2022	157.8	157.8	—	—%
*^Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	6.25%	3/27/2023	13.3	13.3	—	—%
*^Gino Italian American Deli and Meat Market Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/25/2041	530.2	530.2	493.2	0.18%
*^Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	19.0	19.0	17.6	0.01%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	9/30/2019	$181.3	$181.3	$173.3	0.06%
*Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	465.2	465.2	25.0	0.01%
*^Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	107.7	107.7	100.2	0.04%
*^Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	6.5%	9/25/2025	198.6	198.6	62.5	0.02%
*^Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	58.8	58.8	47.5	0.02%
*^J And G Group Services LLC and United Vending of Florida Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	7/28/2026	29.6	29.6	27.5	0.01%
*^J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	628.4	628.4	76.7	0.03%
*^J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	6.25%	3/3/2039	130.6	130.6	61.7	0.02%
*^J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	80.0	80.0	21.6	0.01%
*^Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	7%	10/23/2025	43.7	43.7	40.6	0.01%
*Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	98.8	98.8	10.6	—%
*^Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	6%	6/28/2022	144.8	144.8	134.7	0.05%
*^Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	6.25%	10/29/2039	11.1	11.1	10.3	—%
*^Kids at Heart, LLC dba Monster Mini Golf	Amusement, Gambling, and Recreation Industries	Term Loan	6.75%	9/22/2026	21.6	21.6	10.4	—%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.5	—%
*^Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	6.25%	11/15/2038	366.8	366.8	341.2	0.12%
*Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	6.25%	10/23/2025	54.7	54.7	50.9	0.02%
*^Las Casuelas Del Este Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2041	791.6	791.6	393.1	0.14%
*^Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	875.4	906.0	—	—%
*^LE & JS dba Laredo Mercado Y Carniceria	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/13/2026	18.5	18.5	—	—%
*^Luv 2 Play Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/12/2026	60.8	60.8	57.4	0.02%
*^M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	12.8	12.8	10.0	—%
*^Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	6.25%	8/3/2022	125.3	125.3	110.0	0.04%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	$19.5	$19.5	$6.1	—%
*^Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	25.6	25.6	—	—%
*^Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.0	725.0	342.9	0.12%
*^Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	465.1	482.1	53.5	0.02%
*Municipal Hydro Sevices Inc.	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/30/2027	225.7	225.7	42.0	0.02%
*New England Country Day School, Inc. and Thomas D. Walker	Social Assistance	Term Loan	Prime plus 2.75%	3/28/2042	362.6	362.6	293.2	0.11%
*^New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	6/19/2025	97.5	97.5	59.6	0.02%
*^Colts V LLC and Nowatzke Service Center, Inc	Repair and Maintenance	Term Loan	6.75%	9/26/2039	577.6	577.6	545.1	0.20%
*^Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/29/2026	96.9	96.9	91.5	0.03%
*Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Global	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2026	608.3	608.3	272.1	0.10%
*^Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2041	400.1	400.1	340.3	0.12%
*^Planet Verte, LLC dba Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	16.4	16.4	15.7	0.01%
*^Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	100.3	100.3	93.3	0.03%
*Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	131.8	131.8	1.8	—%
*^RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	136.9	136.9	127.3	0.05%
*^RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	19.5	19.5	—	—%
*^RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	119.0	119.0	110.7	0.04%
*^Route 130 SCPI Holdings LLC, Route 130 SCPI Operations LLC	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	536.4	536.4	320.1	0.12%
*^Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	6.75%	7/25/2022	32.1	32.1	30.3	0.01%
*^Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	6.25%	12/20/2032	8.0	8.0	—	—%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*^Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	$45.0	$45.0	$43.1	0.02%
*^Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	697.1	697.1	345.4	0.12%
*^Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	20.3	20.3	19.4	0.01%
*^STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	—	—%
*^Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	58.1	58.1	—	—%
*^Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	116.9	116.9	41.6	0.01%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	111.2	111.2	—	—%
*^Tim’s Tire & Automotive Center, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/16/2026	768.3	768.3	529.7	0.19%
*^Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	6.75%	11/16/2021	34.3	34.3	32.4	0.01%
*Transmission Solutions Group, Inc. and Calhoun Satellite Communications	Telecommunications	Term Loan	Prime plus 2.75%	12/2/2041	141.3	141.3	81.8	0.03%
*^Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	6%	4/29/2024	56.6	56.6	—	—%
*^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	12/23/2024	149.3	149.3	—	—%
*^Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	4/3/2029	134.5	134.5	—	—%
*^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	6/30/2024	118.5	118.5	108.3	0.04%
*^Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	7/3/2024	138.3	138.3	—	—%
Total Non-Performing Unguaranteed SBA Investments					$23,236.1	$23,407.8	$11,567.3	4.16%
Total Unguaranteed SBA Investments					$287,554.5	$287,689.8	$278,034.4	99.89%
Performing SBA Guaranteed Investments(4)
Beale Street Blues Company Inc. dba Beatle Street Blues Company, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/14/2027	2,906.3	2,906.3	3,182.3	1.14%
Blue Lagoon Resort, LLC dba Hill View Cottages	Accommodation	Term Loan	Prime plus 2.75%	12/21/2042	566.3	566.3	644.5	0.23%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gorilla Warfare LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2027	$127.5	$127.5	$141.1	0.05%
Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/22/2027	150.0	150.0	166.0	0.06%
Anderson Farms Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	3,750.0	3,750.0	4,106.3	1.48%
Muckamuck Trucks, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/22/2027	78.2	78.2	86.5	0.03%
TrialHawk Litigation Group LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	89.3	89.3	98.8	0.04%
Salida Family Chiropractic-PPLC dba Salida Sport and Spine	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	68.0	68.0	75.2	0.03%
Lab Partner, LLC and Beechtree Diagnostics, LLP and Cottonwood Diagnostics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2027	2,334.8	2,334.8	2,568.2	0.92%
Medical Plaza of Boro Park PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/22/2027	187.5	187.5	207.5	0.07%
Dudeck Enterprise LLC dba Detail Garage Las Vegas	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/22/2027	91.0	91.0	100.6	0.04%
Jacliff Investments Inc dba International Heal	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	12/22/2027	150.0	150.0	166.0	0.06%
O’Rourke’s Diner, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/22/2027	21.3	21.3	23.5	0.01%
Anglin Cultured Stone Products LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	12/27/2042	1,931.3	1,931.3	2,193.2	0.79%
Farec, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/29/2042	843.6	843.6	959.6	0.34%
Best Choice Meats, Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/29/2027	585.0	585.0	647.3	0.23%
Social Link LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/29/2027	63.8	63.8	70.5	0.03%
Morrocco Method, Inc	Chemical Manufacturing	Term Loan	Prime plus 2.75%	12/27/2042	2,583.8	2,583.8	2,927.7	1.05%
JBK Truck Trailer and Bus Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/23/2042	255.9	255.9	290.3	0.10%
Pecos Entertainment LLC dba State Theater and Pecos Inn LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	3/27/2042	1,232.6	1,232.6	1,393.6	0.50%
Swantown Inn & Spa LLC	Accommodation	Term Loan	Prime plus 2.75%	5/26/2042	245.7	245.7	278.8	0.10%
House of Bread & Coffee Corp dba Casa Do Pao	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/27/2042	403.8	403.8	457.8	0.16%
CR Park Incorporated dba Define Body and Mind	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/20/2027	142.7	142.7	157.9	0.06%
AP6 LLC and Amishp LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2042	321.2	321.2	364.2	0.13%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pro Anderson, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/11/2027	$57.9	$57.9	$64.1	0.02%
Looky Enterprises, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/18/2027	51.7	51.7	57.2	0.02%
Berza TLG, LLC dba The Little Gym of Lake Charles	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/31/2027	73.0	73.0	73.0	0.03%
Paramount Dance Studios Inc. and Homestead Dance Supply	Educational Services	Term Loan	Prime plus 2.75%	5/14/2043	647.9	647.9	737.0	0.26%
Murf & Sons LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/16/2027	180.3	180.3	199.5	0.07%
Beacon Brewing LLC and C’ Sons, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/27/2042	151.1	151.1	172.0	0.06%
Amped Coffee Company LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/28/2027	11.3	11.3	12.4	—%
Utara LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2027	36.3	36.3	40.2	0.01%
Oil Palace, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/4/2042	2,455.2	2,455.2	2,774.4	1.00%
DHD Enterprise LLC dba Edible Arrangements #1699	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/21/2027	47.4	47.4	52.5	0.02%
Total Performing SBA Guaranteed Investments					$22,841.3	$22,841.3	$25,489.6	9.16%
Total SBA Unguaranteed and Guaranteed Investments					$310,395.8	$310,531.1	$303,524.0	109.05%
Controlled Investments(5)
*Advanced Cyber Security Systems, LLC(6),(19)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	381.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(19)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	8,000.0	2.87%
		Line of Credit	Prime plus 2.5%	August 2018	6,396.0	6,396.0	6,396.0	2.30%
*Newtek Technology Solutions, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,384.0	12,400.0	4.46%
*Fortress Data Management, LLC(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
*Newtek Insurance Agency, LLC(13),(19)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	—	2,500.0	0.90%
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	100% Membership Interest	—%	—	$—	$725.1	$—	—%
		Term Loan	10% – 12%	Various maturities through July 2019	2,685.0	2,685.0	—	—%
Secure CyberGateway Services, LLC(10),(19)	Data processing, hosting and related services.	66.7% Membership Interest	—%	—	—	—	—	—%
Small Business Lending, LLC(12),(19)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	2,500.0	0.90%
Summit Systems and Designs, LLC(14),(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
*ADR Partners, LLC dba banc-serv Partners, LLC(12)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,290.3	3,430.0	1.23%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,438.0	23,000.0	8.26%
International Professional Marketing, Inc.(17)	Professional, Scientific, and Technical Services	100% Common Stock	—%	—	—	4,000.0	4,000.0	1.44%
		Line of Credit	Prime plus 0.5%	April 2018	450.0	450.0	450.0	0.16%
SIDCO, LLC(17)	Professional, Scientific, and Technical Services	100% Membership Interest	—%	—	—	7,119.7	7,119.7	2.56%
		Line of Credit	Prime plus 0.5%	July 2019	550.0	550.0	550.0	0.20%
Universal Processing Services of Wisconsin, LLC(11),(19)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	80,000.0	28.74%
United Capital Source, LLC(18)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	2,450.0	2,450.0	0.88%
Titanium Asset Management, LLC(15)	Administrative and Support Services	Term Loan	3%	July 2017	193.9	193.9	—	—%
		100% Membership Interest	—%	—	—	—	—	—%
Excel WebSolutions, LLC(16)	Data processing, hosting and related services.	Term Loan	10%	September 2018	406.6	406.6	359.9	0.13%
		50% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$11,062.5	$59,897.6	$153,155.6	55.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 0.84% yield					$9.2	$9.2	$9.2	—%
Total Investments					$321,467.5	$370,437.9	$456,688.8	164.08%

^
Denotes investment that has been pledged as collateral under the Securitization Trusts.

*
Denotes non-income producing security.

(1)
Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. Portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.

(2)
Prime Rate is equal to 4.25% as of December 31, 2017.

(3)
Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.

(4)
Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 3.

(5)
Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2017 with affiliates the Company is deemed to control.

(6)
50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.

(7)
96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2017
(In Thousands)

(8)
50.15% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.).

(9)
25% owned by The Whitestone Group, LLC, (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by Exponential business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.).

(10)
66.7% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.

(11)
100% owned by Newtek Business Services Holdco1., Inc. (a subsidiary of Newtek Business Services Corp.).

(12)
100% owned by Newtek LSP Holdco, LLC (a subsidiary of Wilshire Holdings I, Inc. and Newtek Business Services Holdco 5, Inc., both subsidiaries of Newtek Business Services Corp.).

(13)
100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).

(14)
100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.).

(15)
50% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.), 47.8% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 2.2% owned by Wilshire New York Advisers II, LLC (a subsidiary of Newtek Business Services Corp.).

(16)
50% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.) and 50% owned by non-affiliate.

(17)
100% owned by Newtek Business Services Holdco 2, Inc. (a subsidiary of Newtek Business Services Corp.). During the year ended December 31, 2017, a portion of IPM’s business was spun off into a new wholly-owned controlled portfolio company, SIDCO. As a result, the underlying IPM business has not changed. The Company determined the cost basis of its investments in IPM and SIDCO to be $4,000,000 and $7,120,000, respectively. Refer to Note 4.

(18)
100% owned by Newtek Business Services Holdco 3, Inc. (a subsidiary of Newtek Business Services Corp.).

(19)
Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.

(20)
All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.

(21)
Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At December 31, 2017, 4.8% of total assets are non-qualifying assets.

As of December 31, 2017, the federal tax cost of investments was $361,680,000 resulting in estimated gross unrealized gains and losses of  $119,606,000 and $24,597,000, respectively.
See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:
Newtek Business Services Corp. is a Maryland corporation which was formed in August 2013 and is an internally managed, closed end, non-diversified investment company. The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and generate dividend income from equity investments in controlled portfolio companies.
The Company has formed certain Taxable Subsidiaries, which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.
The following wholly-owned subsidiaries are consolidated in the financial statements of the Company:
Newtek Small Business Finance, LLC
Newtek Asset Backed Securities, LLC
CCC Real Estate Holdings, LLC
The Whitestone Group, LLC
Wilshire Colorado Partners, LLC
Wilshire DC Partners, LLC
Wilshire Holdings I, Inc.
Wilshire Louisiana BIDCO, LLC
Wilshire Louisiana Partners II, LLC
Wilshire Louisiana Partners III, LLC
Wilshire Louisiana Partners IV, LLC
Wilshire New York Advisers II, LLC
Wilshire New York Partners III, LLC
Wilshire New York Partners IV, LLC
Wilshire New York Partners V, LLC
Wilshire Partners, LLC
Exponential Business Development Co., Inc.
Newtek LSP Holdco, LLC
Newtek Business Services Holdco 1, Inc.
Newtek Business Services Holdco 2, Inc.
Newtek Business Services Holdco 3, Inc.
Newtek Business Services Holdco 4, Inc.
Newtek Business Services Holdco 5, Inc. (formerly Banc-Serv Acquisition, Inc.)
The accompanying notes to the unaudited condensed consolidated financial statements should be read in conjunction with Newtek’s Annual Report for the year ended December 31, 2017 on Form 10-K. The unaudited condensed consolidated financial statements of the Company have been prepared in accordance with U.S. GAAP and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X and, therefore, omit or condense certain footnotes and other information normally included

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: – (continued)

in financial statements prepared in accordance with U.S. GAAP. In the opinion of management, the condensed consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. The results of operations for an interim period may not give a true indication of the results for the entire year. The December 31, 2017 consolidated statement of assets and liabilities has been derived from the audited financial statements as of that date. All intercompany balances and transactions have been eliminated in consolidation.
Except as otherwise noted, all financial information included in the tables in the following footnotes is stated in thousands, except per share data.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:
Fair Value
The Company applies fair value accounting to certain of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.
The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.
Any changes to the valuation methodology are reviewed by management and the Board to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. Actual results could differ from those estimates.
Consolidation
As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.
Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s condensed consolidated statements of assets and liabilities as investments. Those assets are owned by the securitization trusts, and

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: – (continued)

are included in the Company’s condensed consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company.
Distributions
Dividends and distributions to the Company’s common stockholders are recorded on the declaration date. The timing and amount to be paid out as a dividend or distribution is determined by the Company’s Board each quarter and is generally based upon the taxable earnings estimated by management.
Cash
The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held exclusively at financial institutions of high credit quality. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments. As of March 31, 2018, cash deposits in excess of insured amounts totaled $6,672,000. The Company has not experienced any losses with respect to cash balances in excess of insured amounts and management does not believe there was a significant concentration of risk with respect to cash balances as of March 31, 2018.
Restricted Cash
Restricted cash includes amounts due on SBA loan-related remittances to third parties and cash reserves associated with securitization transactions. As of March 31, 2018, total restricted cash was $22,950,000.
The following table provides a reconciliation of cash and restricted cash as of March 31, 2018 and 2017 and December 31, 2017 and 2016:
	March 31, 2018	March 31, 2017	December 31, 2017	December 31, 2016
Cash	$2,606	$5,995	2,464	$2,051
Restricted cash	22,950	28,963	18,074	20,845
Cash and restricted cash	$25,556	$34,958	$20,538	$22,896

Broker Receivable
Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.
Income Taxes
Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.
The Company’s U.S. federal and state income tax returns prior to fiscal year 2014 are generally closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: – (continued)

The Company has elected to be treated as a RIC under the Code beginning with the 2015 tax year and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs. The RIC tax return includes Newtek Business Services Corp. and NSBF, a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC tax return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not included in the RIC tax return. In order to maintain its RIC tax treatment, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to any income that is distributed to its stockholders as dividends.
Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended March 31, 2018 and 2017, no U.S. federal excise taxes were due.
The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the net unrealized appreciation generated by the controlled investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $8,462,000 and $8,164,000 at March 31, 2018 and December 31, 2017, respectively, and are recorded as deferred tax liabilities on the condensed consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.
Investment Income
Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.
Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment.
The Company earns servicing income related to the guaranteed portions of SBA loan investments which it sells into the secondary market. These recurring fees are earned and recorded daily. Servicing income is earned for the full term of the loan or until the loan is repaid.
The Company earns a variety of fees from borrowers in the ordinary course of conducting its business, including packaging, legal, late payment and prepayment fees. All other income is recorded when earned. Other income is generally non-recurring in nature and earned as “one time” fees in connection with the origination of new debt investments with non-affiliates.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: – (continued)

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in the fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.
Stock-Based Compensation
The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortizes this fair value to salaries and benefits ratably over the requisite service period or vesting term.
Recently Adopted Accounting Standards
In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force),” which requires that the statement of cash flow explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The Company adopted this standard with respect to its statement of cash flows.
In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)”. ASU 2014-09 supersedes the revenue recognition requirements under ASC 605, “Revenue Recognition”, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In March 2016, the FASB issued ASU 2016-08, “Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net)”, which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing”, which clarified the implementation guidance regarding performance obligations and licensing arrangements. In May 2016, the FASB issued ASU No. 2016-12, “Revenue from Contracts with Customers (Topic 606) — Narrow-Scope Improvements and Practical Expedients”, which clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. In December 2016, the FASB issued ASU No. 2016-20, “Revenue from Contracts with Customers (Topic 606) — Technical Corrections and Improvements”, which provided disclosure relief, and clarified the scope and application of the new revenue standard and related cost guidance. The ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within that reporting period. The Company has evaluated the guidance under Topic 606 and has identified similar performance obligations under ASC 606 as compared with deliverables and separate units of account previously identified. The Company adopted this standard with respect to its revenue recognition. The Company evaluated each revenue stream and concluded that all were covered by the scope exceptions as detailed in Topic 606. As a result, the Company determined that the timing of its revenue recognition will remain the same.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES: – (continued)

New Accounting Standards
In February 2016, the FASB issued ASU 2016-02, “Leases,” which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year. The ASU is effective for annual reporting periods beginning after December 15, 2018, and interim periods within those periods. Early adoption is permitted. The Company has not completed its review of the new guidance; however, the Company anticipates that upon adoption of the standard it will recognize additional assets and corresponding liabilities related to leases on its consolidated statements of assets and liabilities.
Segments
The Company has determined that it has a single reporting segment and operating unit structure. The Company issues debt and makes equity investments in portfolio companies in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt and equity investment relationships have similar business and economic characteristics, they have been aggregated into a single lending and investment segment.
Reclassifications
Certain prior period amounts have been reclassified to conform to the current period presentation.
NOTE 3 — INVESTMENTS:
Investments, all of which are in portfolio companies in the United States, consisted of the following at:
	March 31, 2018		December 31, 2017
	Cost	Fair Value	Cost	Fair Value
Money market funds	$9	$9	$9	$9
Non-affiliate debt investments	319,077	312,779	310,531	303,524
Controlled investments:
Equity	49,435	147,170	48,835	145,400
Debt	13,579	10,272	11,063	7,756
Total investments	$382,100	$470,230	$370,438	$456,689

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — INVESTMENTS: – (continued)

The following table shows the Company’s portfolio investments by industry at March 31, 2018 and December 31, 2017:
	March 31, 2018		December 31, 2017
	Cost	Fair Value	Cost	Fair Value
Data processing, hosting and related services	$29,078	$119,546	$29,152	$115,875
Food Services and Drinking Places	30,090	29,871	31,929	31,822
Amusement, Gambling, and Recreation Industries	22,299	23,308	21,408	22,284
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	22,956	24,750	19,326	23,489
Ambulatory Health Care Services	15,023	14,387	14,863	14,537
Repair and Maintenance	15,619	16,320	13,762	14,285
Professional, Scientific, and Technical Services	29,570	29,290	31,471	31,241
Accommodation	8,427	9,031	9,602	10,253
Specialty Trade Contractors	10,615	9,948	9,768	9,032
Merchant Wholesalers, Durable Goods	6,550	6,670	6,736	6,693
Truck Transportation	21,155	19,914	20,115	19,005
Food and Beverage Stores	5,188	5,179	5,143	5,114
Heavy and Civil Engineering Construction	4,764	4,378	4,922	4,487
Fabricated Metal Product Manufacturing	10,699	10,677	8,281	8,424
Administrative and Support Services	5,801	5,276	5,909	5,371
Social Assistance	7,636	7,868	7,393	7,549
Motor Vehicle and Parts Dealers	4,754	4,858	4,879	4,904
Food Manufacturing	9,114	6,603	9,362	6,906
Transit and Ground Passenger Transportation	5,233	4,984	5,233	4,943
Building Material and Garden Equipment and Supplies Dealers	6,112	6,185	5,752	5,750
Personal and Laundry Services	6,635	6,730	6,678	6,788
Gasoline Stations	11,415	11,613	6,646	6,409
Printing and Related Support Activities	5,193	4,981	3,867	3,606
Rental and Leasing Services	5,457	4,934	5,590	5,056
Other	82,717	82,929	82,651	82,866
Total	$382,100	$470,230	$370,438	$456,689

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY
TRANSACTIONS:
Transactions with Affiliated Companies
An affiliated company is an entity in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is an entity in which the Company owns more than 25% of its voting securities. Transactions related to our investments with controlled companies for the three months ended March 31, 2018 were as follows:
Portfolio Company	Fair Value at December 31, 2017	Purchases (Cost)	Principal Received (Cost)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Fair Value at March 31, 2018	Interest and Other Income	Dividend Income
Controlled Investments
Universal Processing Services of Wisconsin, LLC	$80,000	$—	$—	$—	$5,000	$85,000	$—	$1,750
Premier Payments LLC	23,000	—	—	—	—	23,000	—	400
Newtek Technology Solutions, Inc.	12,400	—	—	—	(1,200)	11,200	—	—
International Professional Marketing, Inc.	4,450	200	(500)	—	—	4,150	5	—
SIDCO, LLC	7,670	175	(250)	—	—	7,595	8	250
banc-serv Partners, LLC	3,430	530	—	—	(1,960)	2,000	—	—
CDS Business Services, Inc.	14,396	3,664	(640)	—	—	17,420	127	—
Small Business Lending, LLC	2,500	—	—	—	(400)	2,100	—	—
Newtek Insurance Agency, LLC	2,500	—	—	—	(200)	2,300	—	—
PMTWorks Payroll, LLC	—	70	—	—	(70)	—	—	—
Titanium Asset Management LLC	—	—	—	—	—	—	—	—
Excel WebSolutions, LLC	360	—	(133)	—	—	227	9	—
United Capital Source, LLC	2,450	—	—	—	—	2,450	—	225
Summit Systems and Designs, LLC	—	—	—	—	—	—	—	—
The Secure CyberGateway, LLC	—	—	—	—	—	—	—	—
Total Controlled Investments	$153,156	$4,639	$(1,523)	$—	$1,170	$157,442	$149	$2,625

Related Party Transactions
Note Payable — Related Parties
In June 2015, the Company entered into a Related Party RLOC. Maximum borrowings under the Related Party RLOC were $38,000,000.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY
TRANSACTIONS: – (continued)

In June 2017, the Related Party RLOC was amended to increase maximum borrowings to $50,000,000. The outstanding balance bears interest at a rate equal to (a) LIBOR (with a floor of 0.50%) plus (b) 6.0% or at a rate equal to (y) the greater of the Prime Rate or 3.5% plus (z) 5.0%. At March 31, 2018, the Related Party RLOC bears interest at a rate of 7.69%. The Related Party RLOC has a maturity date of June 21, 2021. Outstanding borrowings from UPSW at March 31, 2018 under the Related Party RLOC were $3,675,000.
Interest expense incurred under the Related Party RLOC during the three months ended March 31, 2018 and 2017 was $112,000 and $9,000, respectively.
Expenses Incurred from Controlled Portfolio Companies
The Company incurs expenses from certain controlled portfolio companies including managed technology services from NTS, loan processing and closing expenses from various related parties and payroll processing fees from NPS.
	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Managed technology services	$178	$252
Loan related processing and auditing fees	12	10
Referral fees	87	—
Payroll processing fees	10	9
Total	$287	$271

Beginning in April 2016, the Company began sub-leasing portions of its office space in Lake Success, New York to certain portfolio companies. Amounts charged were as follows:
Portfolio Company	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Universal Processing Services of Wisconsin, LLC	$39	$32
Newtek Technology Solutions, Inc.	3	—
Small Business Lending, LLC	19	23
Newtek Insurance Agency, LLC	24	18
CDS Business Services, Inc.	16	18
Premier Payments LLC	10	14
PMTWorks Payroll, LLC	6	11
United Capital Source, LLC	20	—
Titanium Asset Management LLC	—	4
Total	$137	$120

Amounts due from related parties were $2,268,000 and $2,255,000 at March 31, 2018 and December 31, 2017, respectively. Amounts due to related parties were $37,000 and zero at March 31, 2018 and December 31, 2017, respectively.
Managerial Assistance Fees from Controlled Investments
The Company offers managerial assistance to all portfolio companies and currently provides managerial assistance to certain controlled portfolio companies. Amounts are charged based on estimates

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY
TRANSACTIONS: – (continued)

of time and effort spent by certain employees providing managerial services for certain controlled portfolio companies. Fees are recorded on a quarterly basis, are recurring in nature and are charged at an arm’s length basis. The table below summarizes amounts charged to each controlled portfolio company for the three months ended March 31, 2018 and 2017. The amounts are recorded as a credit to salaries and benefits in the condensed consolidated statements of operations.
Portfolio Company	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Universal Processing Services of Wisconsin, LLC	$85	$115
Newtek Technology Solutions, Inc.	159	131
PMTWorks Payroll, LLC	14	23
Newtek Insurance Agency, LLC	47	52
Summit Systems and Designs, LLC	—	11
Secure CyberGateway Services, LLC	—	2
banc-serv Partners, LLC	54	45
Premier Payments LLC	32	55
CDS Business Services, Inc.	19	5
International Professional Marketing, Inc.	12	—
SIDCO, LLC	12	—
Small Business Lending, LLC	93	106
Total	$527	$545

NOTE 5 — SERVICING ASSETS:
At March 31, 2018 and December 31, 2017, servicing assets are measured at fair value. The Company earns servicing fees from the guaranteed portions of SBA 7(a) loans it originates and sells.
The following table summarizes the fair value and valuation assumptions related to servicing assets at March 31, 2018 and December 31, 2017:
	March 31, 2018	December 31, 2017
Fair Value	$20,404	$19,359
Discount factor(1)	13.06%	13.06%
Cumulative prepayment rate	20.00%	20.00%
Average cumulative default rate	20.00%	20.00%

(1)
Determined based on risk spreads and observable secondary market transactions.

Servicing fee income earned for the three months ended March 31, 2018 and 2017 was $2,065,000 and $1,646,000, respectively.
NOTE 6 — FAIR VALUE MEASUREMENTS:
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, management uses various valuation approaches, all of which have been approved by

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: – (continued)

the Company’s Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:
Level 1
Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3
Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three months ended March 31, 2018 or 2017. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.
Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: – (continued)

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary methods for determining enterprise value include a discounted cash flow analysis and a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.
In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.
Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.
The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
The following tables present fair value measurements of the Company’s assets and liabilities measured at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair values as of March 31, 2018 and December 31, 2017:
	Fair Value Measurements at March 31, 2018 Using:
	Total	Level 1	Level 2	Level 3
Assets:
Investments in money market funds	$9	$9	$—	$—
SBA unguaranteed non-affiliate investments	290,938	—	—	290,938
SBA guaranteed non-affiliate investments	21,841	—	21,841	—
Controlled investments	157,442	—	—	157,442
Other real estate owned(1)	794	—	794	—
Servicing assets	20,404	—	—	20,404
Total assets	$491,428	$9	$22,635	$468,784
Liabilities:
Contingent consideration liabilities(2)	$923	$—	$—	$923

(1)
Included in Other Assets on the Condensed Consolidated Statements of Assets and Liabilities

(2)
Included in Accounts Payable, Accrued Expenses and Other Liabilities on the Condensed Consolidated Statements of Assets and Liabilities

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: – (continued)

The change in unrealized appreciation (depreciation) included in the condensed consolidated statements of operations attributable to Level 3 investments held at March 31, 2018 includes $992,000 in unrealized appreciation on SBA unguaranteed non-affiliate investments, $1,170,000 in unrealized appreciation on controlled investments and $579,000 in unrealized depreciation on servicing assets.
	Fair Value Measurements at December 31, 2017 Using:
	Total	Level 1	Level 2	Level 3
Assets:
Investments in money market funds	$9	$9	$—	$—
SBA unguaranteed non-affiliate investments	278,034	—	—	278,034
SBA guaranteed non-affiliate investments	25,490	—	25,490	—
Controlled investments	153,156	—	—	153,156
Other real estate owned(1)	1,121	—	1,121	—
Servicing assets	19,359	—	—	19,359
Total assets	$477,169	$9	$26,611	$450,549
Liabilities:
Contingent consideration liabilities(2)	$913	$—	$—	$913

(1)
Included in Other Assets on the Condensed Consolidated Statements of Assets and Liabilities

(2)
Included in Accounts Payable, Accrued Expenses and Other Liabilities on the Condensed Consolidated Statements of Assets and Liabilities

The following table represents the changes in investments, servicing assets and liabilities measured at fair value using Level 3 inputs for the three months ended March 31, 2018 and 2017:
	Three Months Ended March 31, 2018
	SBA Unguaranteed Investments	Controlled Investments	Servicing Assets	Contingent Consideration Liabilities
Fair value, December 31, 2017	$278,034	$153,156	$19,359	$913
Net change in unrealized appreciation (depreciation)	992	1,170	(579)	—
Realized loss	(394)	—	—	—
SBA unguaranteed non-affiliate investments, funded	21,387	—	—	—
Foreclosed real estate acquired	(478)	—	—	—
Purchase of investments	—	4,639	—	—
Change in fair value of contingent consideration liabilities	—	—	—	10
Net accretion of premium/discount	32	—	—	—
Principal payments received on debt investments	(8,635)	(1,523)	—	—
Additions to servicing assets	—	—	1,624	—
Fair value, March 31, 2018	$290,938	$157,442	$20,404	$923

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: – (continued)

	Three Months Ended March 31, 2017
	SBA Unguaranteed Investments	Controlled Investments	Non-Control/ Non-Affiliate Investments	Servicing Assets
Fair value, December 31, 2016	$211,471	$121,302	$904	$16,246
Net change in unrealized appreciation (depreciation)	(556)	931	—	(609)
SBA unguaranteed non-affiliate investments, funded	18,598	—	—	—
Foreclosed real estate acquired	(62)	—	—	—
Purchase of investments	—	5,422	—	—
Transfer of Excel WebSolutions, LLC from Non-control/ Non-affiliate to Controlled Investments	—	904	(904)
Purchase of loan portfolio	175	—	—	—
Return of investment	—	(50)	—	—
Principal payments received on debt investments	(10,044)	(1,254)	—	—
Additions to servicing assets	—	—	—	1,459
Fair value, March 31, 2017	$219,582	$127,255	$—	$17,096

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements as of March 31, 2018 and December 31, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements at March 31, 2018 and December 31, 2017.
	Fair Value as of March 31, 2018	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$279,269	Discounted cash flow	Market yields	6.00%	6.00%	6.00%
SBA unguaranteed non-affiliate investments – non-performing loans	$11,669	Discounted cash flow	Market yields	6.30%	6.30%	6.30%
Controlled equity investments(A)	$144,720	Market comparable companies	EBITDA multiples(B)	7.40x	3.64x	8.89x
		Market comparable companies	Revenue multiples(B)	1.12x	0.20x	2.73x
		Discounted cash flow	Weighted average cost of capital(B)	12.65%	10.60%	21.60%
	$2,450	Recent transaction	N/A	N/A	N/A	N/A
Controlled debt investments	$10,045	Discounted cash flow	Market yields	7.11%	5.00%	7.25%
	$227	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$20,404	Discounted cash flow	Market yields	13.06%	13.06%	13.06%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: – (continued)

	Fair Value as of March 31, 2018	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Liabilities:
Contingent consideration liabilities	$923	Discounted cash flow	Projected EBITDA and probability of achievement	N/A	N/A	N/A

(A)
In determining the fair value of the Company’s controlled equity investments as of March 31, 2018, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 45.8% and 54.2%, respectively, on a weighted average basis.

(B)
The Company valued $132,620,000 of investments using an equal weighting of EBITDA and revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $12,100,000 of investments using only discounted cash flows.

	Fair Value as of December 31, 2017	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$266,467	Discounted cash flow	Market yields	5.60%	5.60%	5.60%
SBA unguaranteed non-affiliate investments – non-performing loans	$11,567	Discounted cash flow	Market yields	5.84%	5.84%	5.84%
Controlled equity investments(A)	$142,950	Market comparable companies	EBITDA multiples(B)	7.45x	3.54x	9.00x
		Market comparable companies	Revenue multiples(B)	1.08x	0.21x	2.55x
		Discounted cash flow	Weighted average cost of capital(B)	13.12%	11.40%	22.47%
	$2,450	Recent transaction	N/A	N/A	N/A	N/A
Controlled debt investments	$7,396	Discounted cash flow	Market yields	6.70%	4.75%	7.00%
	$360	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$19,359	Discounted cash flow	Market yields	13.06%	13.06%	13.06%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS: – (continued)

	Fair Value as of December 31, 2017	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Liabilities:
Contingent consideration liabilities	$913	Discounted cash flow	Projected EBITDA and probability of achievement	N/A	N/A	N/A

(A)
In determining the fair value of the Company’s controlled equity investments as of December 31, 2017, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 45.1% and 54.9%, respectively, on a weighted average basis.

(B)
The Company valued $129,020,000 of investments using an equal weighting of EBITDA and revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $13,930,000 of investments using only discounted cash flows.

NOTE 7 — BORROWINGS:
At March 31, 2018 and December 31, 2017, the Company had borrowings comprised of the following:
	March 31, 2018			December 31, 2017
	Commitments	Borrowings Outstanding	Weighted Average Interest Rate	Commitments	Borrowings Outstanding	Weighted Average Interest Rate
Capital One line of credit – guaranteed(1)	$100,000	$25,500	5.50%	$100,000	$—	—%
Capital One line of credit – unguaranteed(1)	—	5,000	4.50%	—	—	—%
Notes due 2021	—	—	—%	40,250	39,114	7.00%
Notes due 2022	8,324	7,957	7.50%	8,324	7,936	7.50%
Notes due 2023	57,500	55,659	6.25%	—	—	—%
Notes payable – related parties	3,675	3,675	7.69%	50,000	7,001	7.69%
Notes payable – Securitization Trusts	156,066	153,041	4.35%	165,432	162,201	4.10%
Total	$325,565	$250,832	4.97%	$364,006	$216,252	4.87%

(1)
Total combined commitments of the guaranteed and unguaranteed lines of credit were $100,000,000 at March 31, 2018 and December 31, 2017.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — BORROWINGS: – (continued)

Outstanding borrowings under the Notes due 2022, Notes due 2021, Notes due 2023 and Notes payable — Securitization trusts consisted of the following:
	March 31, 2018			December 31, 2017
	Notes Due 2022	Notes Due 2023	Notes Payable- Securitization Trusts	Notes Due 2022	Notes Due 2021	Notes Payable- Securitization Trusts
Principal	$8,324	$57,500	$156,066	$8,324	$40,250	$165,432
Unamortized deferred financing costs	(367)	(1,841)	(3,025)	(388)	(1,136)	(3,231)
Net carrying amount	$7,957	$55,659	$153,041	$7,936	$39,114	$162,201

At March 31, 2018 and December 31, 2017, the carrying amount of the Company’s borrowings under the Capital One lines of credit, Notes payable — related parties and Notes payable — Securitization Trusts, approximates fair value due to their variable interest rates.
The fair value of the fixed rate Notes due 2022 is based on the closing public share price on the date of measurement. On March 31, 2018, the closing price of the Notes due 2022 was $25.47 per note, or $8,480,000. The Notes due 2023 did not begin trading until subsequent to March 31, 2018. The carrying amount of the 2023 Notes approximates their fair value based on the recent pricing of the public offering. These borrowings are not recorded at fair value on a recurring basis.
Total interest expense including unused line fees and amortization of deferred financing costs related to borrowings for the three months ended March 31, 2018 and 2017 was $3,507,000 and $2,524,000, respectively.
Notes Due 2023
On February 21, 2018, the Company closed a public offering of  $50,000,000 in aggregate principal amount of its 2023 Notes. The 2023 Notes will mature on March 1, 2023 and may be redeemed in whole or in part at any time or from time to time at Newtek’s option on or after March 1, 2020. The 2023 Notes bear interest at a rate of 6.25% per year payable quarterly on March 1, June 1, September 1 and December 1, of each year, beginning June 1, 2018. Total net proceeds received after deducting underwriters’ discount and expenses was $48,288,000. The 2023 Notes are listed on the Nasdaq Global Market under the trading symbol “NEWTI”. In February 2018, the underwriters exercised their option to purchase an additional $7,500,000 in aggregate principal amount of the 2023 Notes resulting in an additional $7,275,000 in net proceeds. A portion of the proceeds were used to redeem the outstanding 2021 Notes. As a result of the redemption of the 2021 Notes, the Company recorded a $1,059,000 loss on extinguishment of debt during the three months ended March 31, 2018, equivalent to the balance of unamortized deferred financing costs as of the Redemption Date.
NOTE 8 — COMMITMENTS AND CONTINGENCIES:
Legal Matters
In the ordinary course of business, the Company and its wholly owned portfolio companies may from time to time be party to lawsuits and claims. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit. The Company is not currently involved in any litigation matters that are expected to have a material impact on the Company’s financial condition.
On October 13, 2017, the Company announced that its portfolio company, BSP, was served with a search warrant by the Federal Bureau of Investigation on October 12, 2017 at BSP’s offices in Westfield, Indiana. The Company closed on its $5,400,000 investment in BSP in June 2016. While the outcome of this

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — COMMITMENTS AND CONTINGENCIES: – (continued)

situation cannot at this time be predicted with certainty, the Company does not expect that the matter will materially affect the Company’s financial condition or results of operations.
Guarantees
The Company is a guarantor on the Sterling Receivable and Inventory Facility at NBCS. Maximum borrowings under the Sterling Receivable and Inventory Facility are $15,000,000. The Sterling Receivable and Inventory Facility matures in February 2019 and automatically renews annually. At March 31, 2018, total principal owed by NBCS was $12,885,000. In addition, the Company deposited $750,000 to collateralize the guarantee. At March 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.
The Company is also a guarantor on the Sterling 504 Facility at NBCS. Maximum borrowings under the Sterling 504 Facility are $35,000,000, depending upon syndication. The Sterling 504 Facility matures in August 2018. At March 31, 2018, total principal owed by NBCS was $5,093,000. At March 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee. On May 1, 2018, NBCS reached an agreement with Sterling to increase maximum borrowings under the Sterling 504 Facility to $40,000,000 with the potential to increase maximum borrowings to $100,000,000.
The Company is a guarantor on the Goldman Facility, a term loan facility between UPSW, NTS, Premier, BSP and SBL with Goldman Sachs with an aggregate principal amount up to $50,000,000. The Goldman Facility matures in June 2021. At March 31, 2018, total principal outstanding was $40,000,000. At March 31, 2018, the Company determined that it is not probable that payments would be required to be made under the guarantee.
Unfunded Commitments
At March 31, 2018, the Company had $5,691,000 of unfunded commitments in connection with its investment in NBCS. The Company will fund these commitments from the same sources it uses to fund its other investment commitments.
At March 31, 2018, the Company had $8,239,000 of unfunded commitments in connection with its SBA 7(a) non-affiliate investments related to portions of loans originated which are partially funded. The Company will fund these commitments from the same sources it uses to fund its other investment commitments.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — FINANCIAL HIGHLIGHTS:
The financial highlights for the Company are as follows:
	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Per share data(1)
Net asset value at beginning of period	$15.08	$14.30
Net investment loss	(0.15)	(0.13)
Net realized gain on investments	0.54	0.53
Net unrealized appreciation on investments	0.10	0.03
Net unrealized depreciation on servicing assets	(0.03)	(0.04)
Change in provision for deferred taxes	(0.02)	(0.03)
Net increase in net assets resulting from operations	0.44	0.36
Dividends to common stockholders from net investment income	(0.40)	(0.36)
Total dividends paid	(0.40)	(0.36)
Stock-based compensation expense	—	0.02
Dilutive effect of restricted stock awards	(0.08)	—
Other(5)	0.01	(0.01)
Net asset value at end of period	$15.05	$14.31
Per share market value at end of period	$18.07	$16.98
Total return based on market value(3)(6)	(0.11)%	9.06%
Total return based on average net asset value(3)(4)(6)	2.45%	10.35%
Shares outstanding at end of period (in thousands)	18,561	17,220
Ratios/Supplemental Data:
Net assets at end of period	$279,272	$246,364
Ratio of expenses to average net assets(2)	19.86%	19.47%
Ratio of net investment loss to average net assets(2)	(3.98)%	(3.68)%
Portfolio turnover	26.25%	26.26%
Average debt outstanding	$238,536	$172,877
Average debt outstanding per share	$12.85	$10.04
Asset coverage ratio(7)	209%	241%

(1)
Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)
Annualized.

(3)
Assumes dividends are reinvested.

(4)
Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to stockholders during the period, divided by the beginning net asset value.

(5)
Includes the impact of the different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.

(6)
Not annualized.

(7)
Calculated based on $256,065,000 of senior securities outstanding at March 31, 2018.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 — STOCK BASED COMPENSATION:
Stock Plan
The Company accounts for its stock-based compensation plan using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, the Company measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as stock-based compensation expense over the requisite service period, which is generally the vesting term.
The Board approves the issuance of shares of restricted stock to employees and directors pursuant to the Equity Incentive Plan. These shares generally vest over a one to three year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances under the Equity Incentive Plan, net of shares forfeited, if any, and the remaining shares of restricted stock available for issuance as of March 31, 2018.
Restricted Stock authorized under the plan(1)	1,500,000
Less net restricted stock granted during:
Year ended December 31, 2016	(120,933)
Year ended December 31, 2017	(5,007)
Three months ended March 31, 2018	(93,568)
Restricted stock available for issuance as of March 31, 2018	1,280,492

(1)
A maximum of 20% of total shares of common stock issued and outstanding, calculated on a fully diluted basis, not to exceed 3,000,000 shares, are available for awards of restricted stock and stock options under the Equity Incentive Plan. No more than 50% of the shares of stock reserved for the grant of awards under the Equity Incentive Plan may be restricted stock awards at any time during the term of the Equity Incentive Plan. No stock options have been granted under the Equity Incentive Plan.

For the three months ended March 31, 2018 and 2017, the Company recognized total stock-based compensation expense of  $65,000 and $385,000, respectively.
As of March 31, 2018, there was $1,752,000 of total unrecognized compensation expense related to unvested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 2.82 years as of March 31, 2018.
NOTE 11 — COMMON STOCK:
The following table summarizes the total shares issued and proceeds received net of underwriting and offering costs in public offerings of the Company’s common stock since conversion to a BDC (excludes ATM transaction discussed separately below):
	Three Months Ended March 31, 2018	Year Ended
		December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Shares issued	—	2,587,500	—	2,300,000	2,530,000
Offering price per share	$—	$15.25	$—	$16.50	$12.50
Proceeds net of underwriting discounts and offering costs	$—	$37,042	$—	$35,290	$27,883

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 — COMMON STOCK: – (continued)

In January 2017 the Company priced a public offering of 2,250,000 shares of its common stock at a public offering price of  $15.25 per share. The Company also sold an additional 337,500 shares of its common stock at a public offering price of  $15.25 per share pursuant to the underwriter’s full exercise of the over-allotment option.
ATM Program
On March 20, 2017, the Company entered into an ATM Equity Distribution Agreement. The ATM Equity Distribution Agreement provides that the Company may offer and sell up to 2,900,000 shares of common stock from time to time through the Placement Agents. On September 6, 2017, the Company entered into an amended ATM Equity Distribution Agreement for the purpose of adding D.A. Davidson as placement agent. The Company did not sell any shares of common stock under the ATM program during the three months ended March 31, 2018 and 2017. Through March 31, 2018, the Company has sold approximately 1,139,000 shares of its common stock at a weighted average price of  $17.58 per share. Total proceeds, net of offering costs and expenses were $19,620,000. As of March 31, 2018, there were approximately 1,761,000 shares of common stock available for sale under the ATM Equity Distribution Agreement.
The Company used the net proceeds for funding investments in debt and equity securities in accordance with its investment objective and strategies.
NOTE 12 — EARNINGS PER SHARE:
The following table summarizes the calculations for the net increase in net assets resulting from operations per common share for the three months ended March 31, 2018 and 2017:
	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Net increase in net assets resulting from operations	$8,112	$5,904
Weighted average shares outstanding	18,495	16,383
Net increase in net assets resulting from operations per common share	$0.44	$0.36
NOTE 13 — DIVIDENDS AND DISTRIBUTIONS:
The Company’s dividends and distributions are recorded on the declaration date. The following table summarizes the Company’s dividend declarations and distributions during the three months ended March 31, 2018 and 2017.
Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
March 31, 2018
January 18, 2018	March 20, 2018	March 30, 2018	$0.40	$7,202	10	$168
March 31, 2017
March 6, 2017	March 20, 2017	March 31, 2017	$0.36	$6,062	6	$89
During the three months ended March 31, 2018, an additional 2,700 shares valued at $47,000 were issued related to dividends from unvested restricted stock awards.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 — SUPPLEMENTAL FINANCIAL DATA:
Summarized Financial Information of Our Unconsolidated Subsidiaries
The Company holds a controlling interest, as defined by the 1940 Act in portfolio companies that are not consolidated in the Company’s condensed consolidated financial statements. Below is a brief description of a portfolio company that is required to have supplemental disclosure incorporated in our financial statements in accordance with Regulation S-X section 4-08(g), along with summarized financial information as of March 31, 2018 and 2017.
Universal Processing Services of Wisconsin, LLC
UPSW markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.
The summarized financial information of our unconsolidated subsidiary is as follows:
Balance Sheets – Universal Processing Services of Wisconsin, LLC	As of March 31, 2018	As of December 31, 2017
Current assets	$20,665	$17,005
Noncurrent assets	7,630	9,806
Total assets	$28,295	$26,811
Current liabilities	4,306	4,107
Noncurrent liabilities	30,499	29,857
Total liabilities	$34,805	$33,964
Total deficit	$(6,510)	$(7,153)

Statements of Income – Universal Processing Services of Wisconsin, LLC	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Revenue	$28,556	$27,036
Expenses	25,977	25,019
Income from operations	$2,579	$2,017
Interest (expense) income, net	(534)	(401)
Income before tax	$2,045	$1,616

The Company recorded the following related to its investment in UPSW:
	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Dividend income	$1,750	$1,750
Unrealized appreciation	$5,000	$1,000

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 — SUBSEQUENT EVENTS:
Portfolio Company Developments
On April 26, 2018, the Company sold 100% of its investment in the membership interests of UCS. Total cash received at closing was $2,137,000, with an additional $500,000 received on May 3, 2018 for total cash proceeds of  $2,637,000. The Company’s cost basis of the investment in UCS was $2,450,000. As a result of the sale, the Company expects to recognize a realized gain in the second quarter of 2018 of approximately $187,000. The Company also recognized $50,000 of dividend income from UCS in April 2018.
On May 1, 2018, NBCS reached an agreement with Sterling to increase maximum borrowing under the Sterling Receivable and Inventory Facility to $22,500,000.
On May 1, 2018, NBCS reached an agreement with Sterling to increase maximum borrowings under the Sterling 504 Facility to $40,000,000 with the potential to increase maximum borrowings to $100,000,000.
Common Stock
From April 1, 2018 through April 27, 2018 the Company sold 105,592 shares of its common stock at a weighted average price of  $17.93 per share under the ATM Equity Distribution Agreement. Proceeds, net of offering costs and expenses were $1,856,000. As of May 8, 2018, there were approximately 1,655,000 shares of common stock available for sale under the ATM Equity Distribution Agreement.
Other Events
On March 23, 2018, President Trump signed the Consolidated Appropriations Act of 2018, which includes the Small Business Credit Availability Act (the “Act”) into law. The Act amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein.
On April 27, 2018, the Board recommended the submission of a proposal for shareholders to approve the application of the 150% minimum asset coverage ratio to the Company at a Special Meeting of Shareholders.
On that same day, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved application to the Company of the asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as modified by the Act. As a result, the Company’s asset coverage requirements for senior securities will change from 200% to 150%, effective April 27, 2019. However, if shareholders approve the proposal by the required majority of votes at the Special Meeting of Shareholders, the 150% minimum asset coverage ratio will be effective on the day after such approval. The Special Meeting of Shareholders is expected to be held on July 26, 2018. At March 31, 2018, the Company had $256,065,000 of senior securities outstanding.

Newtek Business Services Corp. and Subsidiaries

Schedule of Investments In and Advances to Affiliates
Three Months Ended March 31, 2018
Portfolio Company	Type of Investment(1)	Amount of Realized Gain (Loss)	Amount of Unrealized Appreciation (Depreciation)	Amount of Interest or Dividends Credited to Income(3)	Fair Value at December 31, 2017	Gross Additions(4)	Gross Reductions(5)	Fair Value at March 31, 2018
Advanced Cyber Security Systems, LLC	50% Membership Interest(2)	$—	$—	$—	$—	$—	$—	$—
	Term Loan (3%)(2)	—	—	—	—	—	—	—
Automated Merchant Services, Inc.	100% Common Stock(2)	—	—	—	—	—	—	—
CDS Business Services, Inc.	100% Common Stock	—	—	—	8,000	—	—	8,000
	Line of Credit (Prime + 2.5%)(6)	—	—	—	6,396	3,664	(640)	9,420
Newtek Technology Solutions, Inc.	100% Common Stock(2)	—	—	—	12,400	—	(1,200)	11,200
Fortress Data Management, LLC	100% Membership Interest(2)	—	—	—	—	—	—	—
Newtek Insurance Agency, LLC	100% Membership Interest(2)	—	—	—	2,500	—	(200)	2,300
PMTWorks Payroll, LLC	100% Membership Interest(2)	—	—	—	—	70	(70)	—
	Term Loans (10%-12%)(2)	—	—	—	—	—	—	—
The Secure CyberGateway, LLC	66.7% Membership Interest	—	—	—	—	—	—	—
	Term Loan (7%)(2)	—	—	—	—	—	—	—
Small Business Lending, LLC	100% Membership Interest	—	—	—	2,500	—	(400)	2,100
Summit Systems and Designs, LLC	100% Membership Interest(2)	—	—	—	—	—	—	—
banc-serv Partners, LLC	100% Membership Interest(2)	—	—	—	3,430	530	(1,960)	2,000
Premier Payments LLC	100% Membership Interest	—	—	—	23,000	—	—	23,000
International Professional Marketing, Inc.	100% Common Stock	—	—	—	4,000	—	—	4,000
	Line of Credit (Prime + 0.5%)(6)	—	—	—	450	200	(500)	150
SIDCO, LLC	100% Membership Interest	—	—	—	7,120	—	—	7,120
	Line of Credit (Prime + 0.5%)(6)	—	—	—	550	175	(250)	475

Portfolio Company	Type of Investment(1)	Amount of Realized Gain (Loss)	Amount of Unrealized Appreciation (Depreciation)	Amount of Interest or Dividends Credited to Income(3)	Fair Value at December 31, 2017	Gross Additions(4)	Gross Reductions(5)	Fair Value at March 31, 2018
Universal Processing Services of Wisconsin, LLC	100% Membership Interest	—	—	—	80,000	5,000	—	85,000
United Capital Source, LLC	100% Membership Interest				2,450	—	—	2,450
Titanium Asset Management, LLC	100% Membership Interest(2)	—	—	—	—	—	—	—
	Term Loans (3%)(2)	—	—	—	—	—	—	—
Excel WebSolutions LLC	Term Loans (10%)	—	—	—	360	—	(133)	227
	50% Membership Interest(2)	—	—	—	—	—	—	—
Total Controlled Investments		$—	$—	$—	$153,156	$9,639	$(5,353)	$157,442

This schedule should be read in connection with the Company’s Condensed Consolidated Financial Statements, including the Consolidated Schedule of Investments and Notes to the Condensed Consolidated Financial Statements.
(1)
The principal amount and ownership detail as shown in the Company’s Consolidated Schedule of Investments.

(2)
Represents non-income producing security.

(3)
Represents the total amount of interest, fees or dividends credited to income for the period.

(4)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(5)
Gross reductions include decreases in the cost basis of investments resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(6)
Index based floating rate debt investments bear interest at rate of Prime plus a contractual spread which typically resets monthly. At March 31, 2018, the Prime rate was 4.50%.

$300,000,000
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities
NEWTEK BUSINESS SERVICES CORP.

PROSPECTUS
           , 2018

PART C — OTHER INFORMATION
ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS
1.   Financial Statements
The following financial statements of Newtek Business Services Corp. are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.
NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES
INDEX TO FINANCIAL STATEMENTS

2.   Exhibits
Exhibit Number	Description
a.	Amended and Restated Articles of Incorporation of Newtek (Incorporated by reference to Exhibit A to Newtek’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2, No. 333-191499, filed November 3, 2014).
b.	Bylaws of Newtek (Incorporated by reference to Exhibit 2 to Newtek’s Registration Statement on Form N-14, No. 333-195998, filed September 24, 2014).
c.	Not applicable.
d.1	Form of Common Stock Certificate (Incorporated by reference to Exhibit 5 to Newtek’s Registration Statement on Form N-14, No. 333-195998, filed September 24, 2014).
d.2	Base Indenture, dated as of September 23, 2015, between Newtek, as issuer, and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit D.2 to Newtek’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2, No. 333-204915, filed September 23, 2015).
d.3	First Supplemental Indenture, dated as of September 23, 2015, between Newtek, as issuer, and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit D.3 to Newtek’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2, No. 333-204915, filed September 23, 2015).
d.4	Form of Global Note with respect to the 7.5% Notes due 2022 (Included as Exhibit A of Exhibit D.3) (Incorporated by reference to Exhibit D.4 to Newtek’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2, No. 333-204915, filed September 23, 2015).
d.5	Second Supplemental Indenture, dated as of April 22, 2016, between Newtek, as issuer, and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit D.6 to Post-Effective Amendment No. 3 to its Registration Statement on Form N-2, No. 333-204915, filed April 22, 2016).
d.6	Form of Global Note with respect to the 7.00% Notes due 2021 (Included as Exhibit A of Exhibit D.5) (Incorporated by reference to Exhibit D.6 to Post-Effective Amendment No. 3 to its Registration Statement on Form N-2, No. 333-204915, filed April 22, 2016).
d.7	Third Supplemental Indenture, dated as of February 21, 2018, between Newtek, as issuer, and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit d.8 to Newtek’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-2, No. 333-212436, filed February 21, 2018).
d.8	Form of Global Note with respect to the 6.25% Notes due 2023 (Incorporated by reference to Exhibit d.8 to Newteks Post-Effective Amendment No. 7 to its Registration Statement on Form N-2, No 333-212436, filed February 21, 2018)
d.9	Statement of Eligibility of Trustee on Form T-1 (Incorporated by reference to Exhibit d.9 to Newtek’s Registration Statement on Form N-2, No. 333-224976, filed May 16, 2018).
e.	Form of Dividend Reinvestment Plan (Incorporated by reference to Exhibit E to Newtek’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2, No. 333-191499, filed November 3, 2014).
f.1	Lease and Master Services Agreement dated March 15, 2007 between CrystalTech Web Hosting, Inc. and i/o Data Centers (Incorporated by reference to Exhibit 10.4 to Newtek’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, filed May 15, 2007).
f.2.1	Guaranty of Payment and Performance, dated as of April 30, 2010, between Newtek Business Services, Inc. and Capital One Bank, N.A. (Incorporated by reference herein to Exhibit 10.16.2 to Newteks Current Report on Form 8-K, filed May 5, 2010).

Exhibit Number	Description
f.3.1	Loan and Security Agreement, dated as of December 15, 2010, between Newtek Small Business Finance, Inc. and Capital One Bank, N.A. (Incorporated by reference herein to Exhibit 10.18.1 to Newteks Current Report on Form 8-K, filed December 20, 2010, as amended on March 2, 2011).
f.3.2	Guaranty Agreement, dated as of December 15, 2010, between Newtek Business Services, Inc. and Capital One Bank, N.A. (Incorporated by reference herein to Exhibit 10.18.2 to Newtek’s Current Report on Form 8-K, filed December 20, 2010, as amended on March 2, 2011).
f.3.3	Amended and Restated Loan and Security Agreement, dated as of June 16, 2011, by and between Newtek Small Business Finance, Inc. and Capital One, N.A. (Incorporated by reference herein to Exhibit 10.8.3 to Newtek’s Current Report on Form 8-K, filed June 21, 2011).
f.3.4	Amended and Restated Guaranty of Payment and Performance, dated as of June 16, 2011, by and between Newtek Business Services, Inc., and Capital One, N.A. (Incorporated by reference herein to Exhibit 10.8.4 to Newtek’s Current Report on Form 8-K, filed June 21, 2011).
f.3.5	Amendment to Loan Documents, dated October 6, 2011, by and among Newtek Small Business Finance, Inc., Capital One Bank, N.A. and each of the guarantors listed on the signature pages thereto (Incorporated by reference herein to Exhibit 10.8.5 to Newtek’s Current Report on Form 8-K, filed October 11, 2011).
f.3.6	Amended and Restated Loan and Security Agreement, dated as of July 16, 2013, by and between Newtek Small Business Finance, Inc. and Capital One, National Association (Incorporated by reference herein to Exhibit 10.1 to Newtek’s Current Report on Form 8-K, filed July 19, 2013).
f.3.7	Guaranty and Security Agreement Letter Amendment, dated as of July 16, 2013, by and between Capital One, National Association and Newtek Business Services, Inc. (Incorporated by reference herein to Exhibit 10.2 to Newtek’s Current Report on Form 8-K, filed July 19, 2013).
f.3.8	Amended and Restated Loan and Security Agreement, dated as of October 29, 2014, by and between Newtek Small Business Finance, Inc. and Capital One, National Association (Incorporated by reference herein to Exhibit 10.1 to Newtek’s Current Report on Form 8-K, filed October 30, 2014).
f.3.9	Guaranty and Security Agreement Letter Agreement, dated as of October 29, 2014, by and between Capital One, National Association and Newtek Business Services, Inc. (Incorporated by reference herein to Exhibit 10.2 to Newtek’s Current Report on Form 8-K, filed October 30, 2014).
f.3.10	First Amendment, dated as of June 18, 2015, to the Amended and Restated Loan and Security Agreement dated as of October 29, 2014, by and between Newtek Small Business Finance, LLC (successor-in-interest by merger to Newtek Small Business Finance, Inc.), Capital One, National Association and Newtek Business Services Corp. (Incorporated by reference herein to Exhibit 10.1 to Newtek’s Current Report on Form 8-K, filed June 24, 2015).
f.3.11	Amended and Restated Guaranty of Payment and Performance, dated as of June 18, 2015, by Newtek Business Services Corp. (successor-in-interest to Newtek Business Services, Inc.) in favor of Capital One, National Association (Incorporated by reference herein to Exhibit 10.2 to Newtek’s Current Report on Form 8-K, filed June 24, 2015).
f.3.12	Fourth Amended and Restated Loan and Security Agreement, dated as of May 11, 2017, by and among Newtek Small Business Finance, LLC, Capital One, National Association and UBS Bank USA as Lenders, and Capital One, National Association as Administrative Agent, Sole Bookrunner and Sole Lead Arranger (Incorporated by reference herein to Exhibit 10.1 to Newtek’s Current Report on Form 8-K, filed May 16, 2017).

Exhibit Number	Description
f.3.13	Second Amended and Restated Guaranty of Payment and Performance, dated as of May 11, 2017, delivered by Newtek Business Services Corp. in favor of Capital One, National Association, in its capacity as administrative agent, and the Lenders under the Fourth Amended and Restated Loan and Security Agreement (Incorporated by reference herein to Exhibit 10.2 to Newtek’s Current Report on Form 8-K, filed May 16, 2017).
f.4.1	Newtek Small Business Loan Trust Class A Notes, dated December 22, 2010 (Incorporated by reference herein to Exhibit 10.19.1 to Newtek’s Current Report on Form 8-K, filed December 23, 2010).
f.4.2	Amended Newtek Small Business Loan Trust Class A Notes, dated December 29, 2011 (Incorporated by reference herein to Exhibit 10.19.2 to Newtek’s Current Report on Form 8-K, filed January 5, 2012).
f.4.3	Additional Newtek Small Business Loan Trust Class A Notes, dated December 29, 2011 (Incorporated by reference herein to Exhibit 10.19.3 to Newtek’s Current Report on Form 8-K, filed January 5, 2012).
f.5.1	Loan and Security Agreement, dated as of February 28, 2011, by and between CDS Business Services, Inc. and Sterling National Bank (Incorporated by reference herein to Exhibit 10.10.1 to Newtek’s Current Report on Form 8-K, filed March 3, 2011).
f.5.2	Guaranty, dated as of February 28, 2011, by and between Newtek Business Services, Inc. and Sterling National Bank (Incorporated by reference herein to Exhibit 10.10.2 to Newtek’s Current Report on Form 8-K, filed March 3, 2011).
f.5.3	Amendment No. 1, dated December 5, 2012, to Loan and Security Agreement, dated as of February 28, 2011, by and between CDS Business Services, Inc. and Sterling National Bank (Incorporated by reference herein to Exhibit 10.9.3 to Newtek’s Current Report on Form 8-K, filed December 11, 2012).
f.5.4	Amendment No. 2, dated August 27, 2015, to Loan and Security Agreement, dated as of February 28, 2011, by and between CDS Business Services, Inc. and Sterling National Bank (Incorporated by reference herein to Exhibit 10.1 to Newtek’s Current Report on Form 8-K filed September 1, 2015).
f.5.5	Loan and Security Agreement, dated as of August 27, 2015, by and between CDS Business Services, Inc., as borrower, Sterling National Bank, as administrative agent and collateral agent, and Newtek, as a guarantor (Incorporated by reference herein to Exhibit 10.2 to Newtek’s Current Report on Form 8-K filed September 1, 2015).
f.5.6	Guaranty, dated as of August 27, 2015, by and between Newtek and Sterling National Bank (Incorporated by reference herein to Exhibit 10.3 to Newtek’s Current Report on Form 8-K filed September 1, 2015).
f.5.7	Amendment No. 2 to the Loan and Security Agreement, dated as of August 27, 2015, by and between CDS Business Services, Inc. and Sterling National Bank (Incorporated by reference herein to Exhibit 10.1 to Newtek’s Current Report on Form 8-K, filed December 9, 2015).
f.5.8	Amended and Restated Loan and Security Agreement, dated as of December 1, 2015, by and between CDS Business Services, Inc., Sterling National Bank and BankUnited, N.A. (Incorporated by reference herein to Exhibit 10.2 to Newtek’s Current Report on Form 8-K, filed December 9, 2015).
f.5.9	Guaranty, dated as of December 1, 2015, by and between Newtek and Sterling National Bank (Incorporated by reference herein to Exhibit 10.3 to Newtek’s Current Report on Form 8-K, filed December 9, 2015).
f.6	Credit Agreement by and between Newtek Business Services, Inc. and Capital One, National Association, dated as of June 26, 2014 (Incorporated by reference to Exhibit 10.1 to Newtek’s Current Report on Form 8-K filed July 1, 2014).

Exhibit Number	Description
f.7	Credit and Guaranty Agreement, dated as of June 23, 2015, by and between Universal Processing Services of Wisconsin LLC, CrystalTech Web Hosting, Inc., as borrowers, Goldman Sachs Bank USA, as Administrative Agent, Collateral Agent and Lead Arranger, various lenders, and Newtek, Newtek Business Services Holdco 1, Inc. and certain subsidiaries of Newtek Business Services Holdco 1, Inc., as guarantors (Incorporated by reference herein to Exhibit 10.1 to Newtek’s Current Report on Form 8-K, filed June 25, 2015).
f.8	Amended and Restated Credit and Guaranty Agreement, dated June 21, 2017, by and among Universal Processing Services of Wisconsin LLC, CrystalTech Web Hosting, Inc., Small Business Lending, LLC, ADR Partners, LLC, Premier Payments LLC, Newtek Business Services Corp., Wilshire Holdings I, Inc., The Whitestone Group, LLC, Newtek Business Services Holdco 1, Inc., Banc-Serv Acquisition, Inc., certain subsidiaries of Newtek Business Services Holdco 1, Inc. and Banc-Serv Acquisition, Inc., including Newtek LSP Holdco, LLC, CRY Sales, LLC and UPSWI Sales, LLC, the Lenders party thereto from time to time, Goldman Sachs Bank USA, as Administrative Agent and Collateral Agent, and Goldman Sachs Specialty Lending Group, L.P., as Lead Arranger (incorporated by reference to Exhibit 10.1 to Newtek’s Current Report on Form 8-k, filed June 23, 2017).
g.	Not Applicable.
h.1	Form of Equity Underwriting Agreement (Incorporated by reference to Exhibit h.1 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).
h.2	Form of Debt Underwriting Agreement (Incorporated by reference to Exhibit h.2 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).
h.3	Form of Equity Distribution Agreement (Incorporated by reference to Exhibit h.3 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).
h.4	Equity Distribution Agreement, dated as of March 20, 2017, by and among Newtek, JMP Securities LLC, Compass Point Research & Trading, LLC, and Ladenburg Thalmann & Co. Inc. (Incorporated by reference to Exhibit h.5 to Newtek’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-2, No. 333-212436, filed March 21, 2017).
h.5	Amended and Restated Equity Distribution Agreement, dated as of September 6, 2017, by and among Newtek, JMP Securities LLC, Compass Point Research & Trading, LLC, Ladenburg Thalmann & Co. Inc., and D.A. Davidson & Co. (Incorporated by reference herein to Newtek’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-2, No. 212436, filed September 8, 2017).
i.	Newtek 2014 Stock Incentive Plan (Incorporated by reference herein to Exhibit 8.6 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-14, No. 333-195998, filed September 24, 2014).
j.1	Amended and Restated Form of Custodian Agreement (Incorporated by reference to Exhibit 99.1 to Newtek’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed November 5, 2015).
k.1	Employment Agreement with Barry Sloane, dated April 1, 2018, (Incorporated by reference to Exhibit 10.1 to Newtek’s Current Report on Form 8-K filed April 30, 2018).
k.2	Employment Agreement with Jennifer C. Eddelson, dated April 1, 2018 (Incorporated by reference to Exhibit 10.2 to Newtek’s Current Report on Form 8-K filed April 30, 2018).
k.3	Employment Agreement with Michael A. Schwartz, dated April 1, 2018, (Incorporated by reference to Exhibit 10.3 to Newtek’s Current Report on Form 8-K filed April 30, 2018).
l.1.	Opinion of Eversheds Sutherland (US) LLP.*
m.	Not applicable.

Exhibit Number	Description
n.1	Consent of Eversheds Sutherland (US) LLP (Incorporated by reference to Exhibit l.1).*
n.2	Report of Independent Registered Public Accounting Firm.*
n.3	Consent of Independent Registered Public Accounting Firm.*
n.4	Consent of Independent Auditor.*
n.5	Consent of Independent Auditor.*
o.	Not applicable.
p.	Not applicable.
q.	Not applicable.
r.	Code of Ethics (Incorporated by reference to Exhibit R to Newteks Registration Statement on Form N-2, No. 333-191499, filed November 3, 2014).
99.1	Code of Business Conduct and Ethics of Registrant (Incorporated by reference to Exhibit 99.1 to Newtek’s Registration Statement on Form N-2, No. 333-191499, filed November 3, 2014).
99.2	Form of Prospectus Supplement for Common Stock Offerings (Incorporated by reference to Exhibit 99.2 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).
99.3	Form of Prospectus Supplement for Preferred Stock Offerings (Incorporated by reference to Exhibit 99.3 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).
99.4	Form of Prospectus Supplement for At-the-Market Offerings (Incorporated by reference to Exhibit 99.4 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).
99.5	Form of Prospectus Supplement for Rights Offerings (Incorporated by reference to Exhibit 99.5 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).
99.6	Form of Prospectus Supplement for Warrants (Incorporated by reference to Exhibit 99.6 to Newteks Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).
99.7	Form of Prospectus Supplement for Retail Note Offerings (Incorporated by reference to Exhibit 99.7 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).
99.8	Form of Prospectus Supplement for Institutional Note Offering (Incorporated by reference to Exhibit 99.8 to Newtek’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, No 333-212436, filed August 25, 2016).

*
Filed herewith.

ITEM 26.   MARKETING ARRANGEMENTS
The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.
ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
SEC registration fee	$37,350*
FINRA filing fee	$45,500*
Nasdaq Global Market	$30,000**
Printing and postage	$150,000**
Legal fees and expenses	$250,000**
Accounting fees and expenses	$250,000**
Total	$762,850

*
This amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.

**
Estimated for filing purposes.

ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
See “Management,” “Certain Relationships and Transactions,” “Portfolio Companies” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.
ITEM 29.   NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the number of record holders of the Registrant’s common stock at June 25, 2018:
Title of Class	Number of Record Holders
Common Stock, par value $0.02 per share	124
ITEM 30.   INDEMNIFICATION
Directors and Officers
Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s bylaws.
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).
The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of  (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Not applicable.
ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS
All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
(1)
the Registrant, Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042;

(2)
the Transfer Agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219; and

(3)
the Custodian, U.S. Bank National Association, 615 East Michigan Street, Milwaukee, Wisconsin 53202

ITEM 33.   MANAGEMENT SERVICES
Not applicable.

ITEM 34.   UNDERTAKINGS
(1)
Registrant undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if  (a) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement, or (b) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)
Not applicable.

(3)
Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4)
The Registrant hereby undertakes:

(a)
To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i)
to include any prospectus required by Section 10(a)(3)of the 1933 Act;

(ii)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)
That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)
That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(ii)
the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f)
To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of the Registrant is trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

(5)
Not Applicable.

(6)
Not Applicable.

(7)
The Registrant undertakes to file a post-effective amendment to the registration statement during any period in which offers or sales of the Registrant’s securities are being made at a price below the net asset value per share of the Registrant’s common stock as of the date of the commencement of such offering and such offering will result in greater than 15% dilution to the net asset value per share of the Registrant’s common stock.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Nassau, in the State of New York, on June 26, 2018.
NEWTEK BUSINESS SERVICES CORP.
BY:
/s/ Barry Sloane

Barry Sloane
Chief Executive Officer, President and Chairman of the Board of Directors
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Barry Sloane Barry Sloane	Chief Executive Officer, President and Chairman of the Board of Directors (Principal Executive Officer)	June 26, 2018
/s/ Jennifer Eddelson Jennifer Eddelson	Executive Vice President and Chief Accounting Officer (Principal Financial and Accounting Officer)	June 26, 2018
/s/ Richard J. Salute* Richard J. Salute	Director	June 26, 2018
/s/ Gregory L. Zink* Gregory L. Zink	Director	June 26, 2018
/s/ Salvatore F. Mulia* Salvatore F. Mulia	Director	June 26, 2018
/s/ Peter Downs* Peter Downs	Director	June 26, 2018

*
Signed by Barry Sloane pursuant to the power of attorney previously filed with this Registration Statement on May 16, 2018.